UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020 - March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

GuggenheimInvestments.com	SBE-SEMI-0321x0921

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALPHA OPPORTUNITY FUND	10
LARGE CAP VALUE FUND	29
MARKET NEUTRAL REAL ESTATE FUND	38
RISK MANAGED REAL ESTATE FUND	49
SMALL CAP VALUE FUND	65
STYLEPLUS—LARGE CORE FUND	74
STYLEPLUS—MID GROWTH FUND	86
WORLD EQUITY INCOME FUND	98
NOTES TO FINANCIAL STATEMENTS	109
OTHER INFORMATION	122
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	123
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	128

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”) (together, “Investment Advisers”), are pleased to present the shareholder report for eight equity funds (the “Fund” or “Funds”). The report covers the semi-annual period ended March 31, 2021.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2021

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Alpha Opportunity Fund is subject to a number of risks and may not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

March 31, 2021

● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ● The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 19.07% as the equity market continued to climb after the sharp selloff following the outbreak of COVID-19 in March 2020. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the six-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT U.S. Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT U.S. Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.76%	12.54%	$ 1,000.00	$ 1,125.40	$ 9.33
C-Class	2.51%	12.14%	1,000.00	1,121.40	13.28
P-Class	1.76%	12.57%	1,000.00	1,125.70	9.33
Institutional Class	1.49%	12.68%	1,000.00	1,126.80	7.90
Large Cap Value Fund
A-Class	1.15%	35.54%	1,000.00	1,355.40	6.75
C-Class	1.90%	35.03%	1,000.00	1,350.30	11.13
P-Class	1.15%	35.53%	1,000.00	1,355.30	6.75
Institutional Class	0.90%	35.71%	1,000.00	1,357.10	5.29
Market Neutral Real Estate Fund
A-Class	1.64%	(1.39%)	1,000.00	986.10	8.12
C-Class	2.39%	(1.74%)	1,000.00	982.60	11.81
P-Class	1.64%	(1.43%)	1,000.00	985.70	8.12
Institutional Class	1.39%	(1.27%)	1,000.00	987.30	6.89
Risk Managed Real Estate Fund
A-Class	1.31%	17.64%	1,000.00	1,176.40	7.11
C-Class	2.12%	17.17%	1,000.00	1,171.70	11.48
P-Class	1.37%	17.60%	1,000.00	1,176.00	7.43
Institutional Class	1.04%	17.81%	1,000.00	1,178.10	5.65
Small Cap Value Fund
A-Class	1.30%	50.91%	1,000.00	1,509.10	8.13
C-Class	2.05%	50.36%	1,000.00	1,503.60	12.80
P-Class	1.30%	50.89%	1,000.00	1,508.90	8.13
Institutional Class	1.05%	51.04%	1,000.00	1,510.40	6.57
StylePlus—Large Core Fund
A-Class	1.19%	19.60%	1,000.00	1,196.00	6.52
C-Class	2.10%	19.05%	1,000.00	1,190.50	11.47
P-Class	1.32%	19.58%	1,000.00	1,195.80	7.23
Institutional Class	1.06%	19.70%	1,000.00	1,197.00	5.81
StylePlus—Mid Growth Fund
A-Class	1.30%	21.22%	1,000.00	1,212.20	7.17
C-Class	2.18%	20.68%	1,000.00	1,206.80	11.99
P-Class	1.39%	21.17%	1,000.00	1,211.70	7.66
Institutional Class	1.10%	21.35%	1,000.00	1,213.50	6.07
World Equity Income Fund
A-Class	1.21%	24.11%	1,000.00	1,241.10	6.76
C-Class	1.96%	23.58%	1,000.00	1,235.80	10.93
P-Class	1.21%	24.06%	1,000.00	1,240.60	6.76
Institutional Class	0.96%	24.19%	1,000.00	1,241.90	5.37

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.76%	5.00%	$ 1,000.00	$ 1,016.16	$ 8.85
C-Class	2.51%	5.00%	1,000.00	1,012.42	12.59
P-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Institutional Class	1.49%	5.00%	1,000.00	1,017.50	7.49
Large Cap Value Fund
A-Class	1.15%	5.00%	1,000.00	1,019.20	5.79
C-Class	1.90%	5.00%	1,000.00	1,015.46	9.55
P-Class	1.15%	5.00%	1,000.00	1,019.20	5.79
Institutional Class	0.90%	5.00%	1,000.00	1,020.44	4.53
Market Neutral Real Estate Fund
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
P-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Institutional Class	1.39%	5.00%	1,000.00	1,018.00	6.99
Risk Managed Real Estate Fund
A-Class	1.31%	5.00%	1,000.00	1,018.40	6.59
C-Class	2.12%	5.00%	1,000.00	1,014.36	10.65
P-Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Institutional Class	1.04%	5.00%	1,000.00	1,019.75	5.24
Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.45	6.54
C-Class	2.05%	5.00%	1,000.00	1,014.71	10.30
P-Class	1.30%	5.00%	1,000.00	1,018.45	6.54
Institutional Class	1.05%	5.00%	1,000.00	1,019.70	5.29
StylePlus—Large Core Fund
A-Class	1.19%	5.00%	1,000.00	1,019.00	5.99
C-Class	2.10%	5.00%	1,000.00	1,014.46	10.55
P-Class	1.32%	5.00%	1,000.00	1,018.35	6.64
Institutional Class	1.06%	5.00%	1,000.00	1,019.65	5.34
StylePlus—Mid Growth Fund
A-Class	1.30%	5.00%	1,000.00	1,018.45	6.54
C-Class	2.18%	5.00%	1,000.00	1,014.06	10.95
P-Class	1.39%	5.00%	1,000.00	1,018.00	6.99
Institutional Class	1.10%	5.00%	1,000.00	1,019.45	5.54
World Equity Income Fund
A-Class	1.21%	5.00%	1,000.00	1,018.90	6.09
C-Class	1.96%	5.00%	1,000.00	1,015.16	9.85
P-Class	1.21%	5.00%	1,000.00	1,018.90	6.09
Institutional Class	0.96%	5.00%	1,000.00	1,020.14	4.84

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratios for the Risk Managed Real Estate Fund would be 1.22%, 2.03%, 1.29% and 0.95% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
McKesson Corp.	1.3%
International Business Machines Corp.	1.3%
SS&C Technologies Holdings, Inc.	1.3%
Verizon Communications, Inc.	1.3%
Molson Coors Beverage Co. — Class B	1.3%
MetLife, Inc.	1.2%
General Dynamics Corp.	1.2%
Amgen, Inc.	1.2%
Cisco Systems, Inc.	1.1%
Evergy, Inc.	1.1%
Top Ten Total	12.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	12.54%	18.58%	1.32%	5.25%
A-Class Shares with sales charge‡	7.21%	12.94%	0.34%	4.74%
C-Class Shares	12.14%	17.74%	0.53%	4.45%
C-Class Shares with CDSC§	11.14%	16.74%	0.53%	4.45%
Institutional Class Shares	12.68%	18.96%	1.77%	5.68%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.12%	1.19%	0.63%
S&P 500 Index	19.07%	56.35%	16.29%	13.91%
S&P 500 Index Blended**	0.06%	0.12%	4.46%	7.96%
Morningstar Long/Short Equity Category Average	12.72%	24.72%	4.90%	4.17%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	12.57%	18.69%	1.40%	1.50%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.12%	1.19%	1.02%
S&P 500 Index	19.07%	56.35%	16.29%	13.55%
S&P 500 Index Blended**	0.06%	0.12%	4.46%	3.71%
Morningstar Long/Short Equity Category Average	12.72%	24.72%	4.90%	3.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index, and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index from 03/31/11 to 03/12/17, and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill index from 03/13/17 to 03/31/21.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 104.3%

Consumer, Non-cyclical - 34.4%
McKesson Corp.[1]	2,433	$474,532
Molson Coors Beverage Co. — Class B*,1	9,061	463,470
Amgen, Inc.[1]	1,684	418,996
J M Smucker Co.[1]	3,179	402,239
Merck & Company, Inc.	5,183	399,558
Bristol-Myers Squibb Co.[1]	6,324	399,234
General Mills, Inc.[1]	6,415	393,368
Altria Group, Inc.[1]	7,573	387,435
Philip Morris International, Inc.[1]	4,211	373,684
Johnson & Johnson[1]	2,264	372,088
Colgate-Palmolive Co.[1]	4,718	371,920
Cardinal Health, Inc.[1]	5,998	364,379
Campbell Soup Co.	7,062	355,007
Humana, Inc.	833	349,235
Conagra Brands, Inc.	8,825	331,820
Procter & Gamble Co.[1]	2,318	313,927
Kraft Heinz Co.	7,809	312,360
United Rentals, Inc.*,1	944	310,869
Kellogg Co.	4,654	294,598
Kimberly-Clark Corp.[1]	2,004	278,656
Gilead Sciences, Inc.	4,103	265,177
United Therapeutics Corp.*	1,522	254,585
Pfizer, Inc.[1]	6,483	234,879
Tyson Foods, Inc. — Class A	2,878	213,835
Quanta Services, Inc.	2,335	205,433
DaVita, Inc.*	1,842	198,513
Ingredion, Inc.	2,078	186,854
John B Sanfilippo & Son, Inc.	2,051	185,349
Quest Diagnostics, Inc.	1,420	182,243
Regeneron Pharmaceuticals, Inc.*	381	180,266
Sprouts Farmers Market, Inc.*	6,682	177,875
Kroger Co.	4,934	177,575
Cigna Corp.[1]	728	175,987
H&R Block, Inc.[1]	7,823	170,542
Post Holdings, Inc.*	1,491	157,628
Laboratory Corporation of America Holdings*	577	147,152
Incyte Corp.*	1,765	143,442
Coca-Cola Co.	2,689	141,737
Hologic, Inc.*	1,856	138,049
CVS Health Corp.	1,758	132,254
Vector Group Ltd.	9,136	127,447
Hill-Rom Holdings, Inc.[1]	1,056	116,667
Ionis Pharmaceuticals, Inc.*,1	2,578	115,907
Becton Dickinson and Co.	465	113,065
Innoviva, Inc.*	8,859	105,865
Prestige Consumer Healthcare, Inc.*	2,278	100,414
Hershey Co.	593	93,789
Perrigo Company plc	2,247	90,936
Abbott Laboratories	749	89,760
Medtronic plc[1]	755	89,188
Constellation Brands, Inc. — Class A1	391	89,148
Encompass Health Corp.	1,079	88,370
USANA Health Sciences, Inc.*	894	87,254
Boston Scientific Corp.*	2,247	86,847
FleetCor Technologies, Inc.*	310	83,275
Total Consumer, Non-cyclical		12,514,682

Industrial - 17.9%
General Dynamics Corp.	2,382	432,476
Parker-Hannifin Corp.	1,029	324,577
Lockheed Martin Corp.	816	301,512
3M Co.	1,535	295,764
Vishay Intertechnology, Inc.	12,159	292,789
Acuity Brands, Inc.	1,542	254,430
Oshkosh Corp.	1,920	227,827
Arrow Electronics, Inc.*,1	1,967	217,983
Owens Corning	2,362	217,516
Union Pacific Corp.	911	200,794
Masco Corp.[1]	3,344	200,306
Trane Technologies plc[1]	1,191	197,182
CSX Corp.	1,977	190,622
Fortive Corp.	2,615	184,724
AGCO Corp.[1]	1,245	178,844
Snap-on, Inc.[1]	755	174,208
Northrop Grumman Corp.	536	173,471
Caterpillar, Inc.[1]	745	172,743
Timken Co.	2,085	169,239
Agilent Technologies, Inc.	1,329	168,969
Hubbell, Inc.[1]	833	155,679
Norfolk Southern Corp.	546	146,612
Energizer Holdings, Inc.	2,973	141,099
Westinghouse Air Brake Technologies Corp.	1,704	134,889
Hillenbrand, Inc.	2,642	126,050
Lincoln Electric Holdings, Inc.[1]	988	121,465
Eaton Corporation plc[1]	870	120,304
Sanmina Corp.*	2,882	119,257
Lennox International, Inc.	374	116,535
Waters Corp.*,1	408	115,941
AECOM*	1,626	104,243
O-I Glass, Inc.*	7,070	104,212
Mettler-Toledo International, Inc.*	87	100,545
Berry Global Group, Inc.*,1	1,481	90,933
TE Connectivity Ltd.	695	89,732
Westrock Co.[1]	1,704	88,693
Donaldson Company, Inc.	1,495	86,949
Total Industrial		6,539,114

Utilities - 13.8%
Evergy, Inc.	6,928	412,424
PPL Corp.[1]	14,151	408,115
Public Service Enterprise Group, Inc.[1]	6,722	404,732
Southern Co.	6,027	374,638
UGI Corp.	8,602	352,768
Duke Energy Corp.	3,381	326,368
Exelon Corp.[1]	7,283	318,558
IDACORP, Inc.	3,155	315,405
Consolidated Edison, Inc.	3,941	294,787
ONE Gas, Inc.	3,715	285,721
NiSource, Inc.	11,214	270,370
OGE Energy Corp.[1]	8,329	269,526

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Value
Southwest Gas Holdings, Inc.	3,192	$219,322
Pinnacle West Capital Corp.	2,585	210,290
CenterPoint Energy, Inc.	8,130	184,145
DTE Energy Co.	1,360	181,070
Sempra Energy	742	98,374
AES Corp.	3,253	87,213
Total Utilities		5,013,826

Technology - 12.3%
International Business Machines Corp.[1]	3,547	472,673
SS&C Technologies Holdings, Inc.[1]	6,685	467,081
Cerner Corp.	4,313	310,018
Seagate Technology plc	4,026	308,995
Dell Technologies, Inc. — Class C*	2,666	235,008
CDK Global, Inc.[1]	4,178	225,863
HP, Inc.	6,112	194,056
Kulicke & Soffa Industries, Inc.	3,584	176,010
Intel Corp.[1]	2,733	174,912
Dropbox, Inc. — Class A*	5,933	158,174
NetApp, Inc.	2,051	149,046
Qorvo, Inc.*	708	129,351
Bandwidth, Inc. — Class A*	982	124,459
Cirrus Logic, Inc.*	1,454	123,285
Texas Instruments, Inc.	637	120,387
VMware, Inc. — Class A*	789	118,705
Cognizant Technology Solutions Corp. — Class A	1,505	117,571
Oracle Corp.[1]	1,589	111,500
KLA Corp.	317	104,737
Skyworks Solutions, Inc.	526	96,510
Accenture plc — Class A	347	95,859
Microchip Technology, Inc.[1]	617	95,771
CSG Systems International, Inc.	2,082	93,461
Fiserv, Inc.*	782	93,089
Paychex, Inc.[1]	941	92,237
Western Digital Corp.	1,295	86,441
Total Technology		4,475,199

Consumer, Cyclical - 9.4%
Gentex Corp.[1]	8,170	291,424
Allison Transmission Holdings, Inc.[1]	6,911	282,176
AutoZone, Inc.*,1	195	273,838
Genuine Parts Co.	2,328	269,094
Gentherm, Inc.*	3,256	241,302
Best Buy Company, Inc.[1]	2,095	240,527
AutoNation, Inc.*,1	2,497	232,770
Lowe’s Companies, Inc.	1,009	191,892
MSC Industrial Direct Company, Inc. — Class A	2,116	190,842
Lear Corp.	1,052	190,675
Cummins, Inc.	715	185,264
Lennar Corp. — Class A	1,572	159,134
PACCAR, Inc.	1,707	158,614
PulteGroup, Inc.	2,791	146,360
Brunswick Corp.[1]	1,414	134,853
O’Reilly Automotive, Inc.*	263	133,407
Dolby Laboratories, Inc. — Class A1	1,002	98,917
Total Consumer, Cyclical		3,421,089

Communications - 9.1%
Verizon Communications, Inc.[1]	8,006	465,549
Cisco Systems, Inc.[1]	8,012	414,300
Viavi Solutions, Inc.*	20,698	324,958
Juniper Networks, Inc.[1]	10,290	260,646
T-Mobile US, Inc.*	1,761	220,636
VeriSign, Inc.*	1,049	208,499
Ciena Corp.*	3,651	199,783
Charter Communications, Inc. — Class A*	307	189,425
Cogent Communications Holdings, Inc.	2,494	171,488
Sirius XM Holdings, Inc.	24,866	151,434
Omnicom Group, Inc.[1]	1,957	145,112
Motorola Solutions, Inc.	735	138,217
InterDigital, Inc.	2,028	128,676
AT&T, Inc.[1]	3,955	119,718
Vonage Holdings Corp.*	10,000	118,200
Facebook, Inc. — Class A*	144	42,412
Discovery, Inc. — Class A*	644	27,988
Total Communications		3,327,041

Financial - 7.2%
MetLife, Inc.[1]	7,448	452,764
Allstate Corp.[1]	2,774	318,733
Highwoods Properties, Inc. REIT	7,259	311,701
Prudential Financial, Inc.	2,669	243,146
Travelers Companies, Inc.	1,522	228,909
Berkshire Hathaway, Inc. — Class B*,1	884	225,835
Brandywine Realty Trust REIT[1]	14,036	181,205
Aflac, Inc.[1]	3,398	173,910
Hartford Financial Services Group, Inc.	2,369	158,225
Synchrony Financial	3,233	131,454
Western Union Co.[1]	4,009	98,862
Sabra Health Care REIT, Inc.	5,042	87,529
Total Financial		2,612,273

Basic Materials - 0.2%
International Paper Co.	1,606	86,837

Total Common Stocks
(Cost $33,155,236)		37,990,061

MONEY MARKET FUND† - 4.7%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	1,715,994	1,715,994
Total Money Market Fund
(Cost $1,715,994)		1,715,994

Total Investments - 109.0%
(Cost $34,871,230)		$39,706,055
Other Assets & Liabilities, net - (9.0)%		(3,279,105)
Total Net Assets - 100.0%		$36,426,950

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.47% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	$3,235,092	$340,231
Goldman Sachs International	GS Equity Custom Basket	0.52% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	3,235,098	339,251
					$6,470,190	$679,482
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	(0.13)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$13,320,112	$(1,561,868)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.23)% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	13,214,069	(1,591,166)
					$26,534,181	$(3,153,034)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Industrial
Snap-on, Inc.	63	0.47%	$6,863
AGCO Corp.	103	0.46%	6,508
Acuity Brands, Inc.	128	0.65%	6,144
Oshkosh Corp.	160	0.59%	4,433
Owens Corning	196	0.56%	4,419
Caterpillar, Inc.	62	0.44%	4,305
Vishay Intertechnology, Inc.	1,013	0.75%	3,958
General Dynamics Corp.	198	1.11%	3,730
TE Connectivity Ltd.	57	0.23%	3,538
Hubbell, Inc.	69	0.40%	3,480
Arrow Electronics, Inc.	164	0.56%	3,285
Timken Co.	173	0.43%	2,572
Lincoln Electric Holdings, Inc.	82	0.31%	2,288
Waters Corp.	34	0.30%	2,205
3M Co.	128	0.76%	1,743
Parker-Hannifin Corp.	85	0.83%	1,432
Eaton Corporation plc	72	0.31%	1,368
Trane Technologies plc	99	0.51%	1,258
Masco Corp.	278	0.51%	1,187
O-I Glass, Inc.	589	0.27%	1,112
Energizer Holdings, Inc.	247	0.36%	1,009
Northrop Grumman Corp.	44	0.44%	983
Lennox International, Inc.	31	0.30%	877
Lockheed Martin Corp.	68	0.78%	859
Westinghouse Air Brake Technologies Corp.	142	0.35%	737
Agilent Technologies, Inc.	110	0.43%	715
Mettler-Toledo International, Inc.	7	0.25%	684
AECOM	135	0.27%	607
Berry Global Group, Inc.	123	0.23%	575
CSX Corp.	164	0.49%	507
Union Pacific Corp.	75	0.51%	498
Sanmina Corp.	240	0.31%	429
Norfolk Southern Corp.	45	0.37%	275
Westrock Co.	142	0.23%	274
Fortive Corp.	218	0.48%	141
Donaldson Company, Inc.	124	0.22%	(152)
Hillenbrand, Inc.	220	0.32%	(533)
Total Industrial			74,313

Consumer, Non-cyclical
United Rentals, Inc.	79	0.79%	9,362
Cardinal Health, Inc.	457	0.86%	8,099
Molson Coors Beverage Co. — Class B	755	1.19%	7,485
McKesson Corp.	202	1.22%	7,111
Amgen, Inc.	140	1.08%	4,719
Altria Group, Inc.	631	1.00%	4,681
Quanta Services, Inc.	194	0.53%	4,491
Kraft Heinz Co.	651	0.80%	4,373
United Therapeutics Corp.	126	0.65%	3,930
Johnson & Johnson	188	0.96%	3,506
J M Smucker Co.	265	1.04%	3,498
Campbell Soup Co.	718	1.12%	2,640
Philip Morris International, Inc.	351	0.96%	2,425
Sprouts Farmers Market, Inc.	557	0.46%	2,336
H&R Block, Inc.	652	0.44%	2,219
Procter & Gamble Co.	193	0.81%	2,192
Tyson Foods, Inc. — Class A	239	0.55%	1,993
Cigna Corp.	60	0.45%	1,980
Laboratory Corporation of America Holdings	48	0.38%	1,860

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
General Mills, Inc.	534	1.01%	$1,757
DaVita, Inc.	153	0.51%	1,751
Vector Group Ltd.	761	0.33%	1,703
Colgate-Palmolive Co.	393	0.96%	1,655
Kellogg Co.	387	0.76%	1,466
Conagra Brands, Inc.	735	0.85%	1,398
Hill-Rom Holdings, Inc.	88	0.30%	1,322
Kroger Co.	411	0.46%	1,283
Pfizer, Inc.	540	0.60%	1,244
Post Holdings, Inc.	124	0.41%	1,234
Bristol-Myers Squibb Co.	527	1.03%	1,101
John B Sanfilippo & Son, Inc.	171	0.48%	1,008
Humana, Inc.	69	0.89%	966
USANA Health Sciences, Inc.	74	0.22%	951
Quest Diagnostics, Inc.	118	0.47%	903
CVS Health Corp.	146	0.34%	797
Medtronic plc	63	0.23%	758
Ingredion, Inc.	173	0.48%	671
Prestige Consumer Healthcare, Inc.	189	0.26%	567
Constellation Brands, Inc. — Class A	32	0.23%	554
Kimberly-Clark Corp.	167	0.72%	465
Innoviva, Inc.	738	0.27%	456
Abbott Laboratories	62	0.23%	443
Coca-Cola Co.	224	0.36%	346
Hershey Co.	49	0.24%	330
Hologic, Inc.	154	0.35%	322
Incyte Corp.	147	0.37%	252
Merck & Company, Inc.	432	1.03%	207
Encompass Health Corp.	90	0.23%	6
Becton Dickinson and Co.	38	0.29%	(9)
Regeneron Pharmaceuticals, Inc.	31	0.45%	(142)
Perrigo Company plc	187	0.23%	(175)
Boston Scientific Corp.	187	0.22%	(243)
Gilead Sciences, Inc.	342	0.68%	(312)
FleetCor Technologies, Inc.	25	0.21%	(430)
Ionis Pharmaceuticals, Inc.	214	0.30%	(1,512)
Total Consumer, Non-cyclical			101,993

Financial
MetLife, Inc.	621	1.17%	6,812
Hartford Financial Services Group, Inc.	197	0.41%	4,032
Allstate Corp.	231	0.82%	2,842
Travelers Companies, Inc.	126	0.59%	2,040
Aflac, Inc.	283	0.45%	1,941
Synchrony Financial	269	0.34%	1,936
Highwoods Properties, Inc.	605	0.80%	1,837
Western Union Co.	334	0.25%	1,652
Berkshire Hathaway, Inc. — Class B	73	0.58%	1,240
Sabra Health Care REIT, Inc.	420	0.23%	(201)
Prudential Financial, Inc.	222	0.63%	(256)
Brandywine Realty Trust	1,170	0.47%	(595)
Total Financial			23,280

Utilities
Evergy, Inc.	577	1.06%	3,072
Exelon Corp.	607	0.82%	2,994
UGI Corp.	717	0.91%	2,824
Public Service Enterprise Group, Inc.	560	1.04%	2,467
IDACORP, Inc.	263	0.81%	2,341
PPL Corp.	1,179	1.05%	2,122
Southern Co.	502	0.96%	2,067
NiSource, Inc.	934	0.70%	1,860
CenterPoint Energy, Inc.	677	0.47%	1,654
ONE Gas, Inc.	309	0.73%	1,407
Duke Energy Corp.	281	0.84%	1,062
DTE Energy Co.	113	0.47%	979
OGE Energy Corp.	694	0.69%	786
Pinnacle West Capital Corp.	215	0.54%	777
Consolidated Edison, Inc.	328	0.76%	706
Sempra Energy	61	0.25%	572
Southwest Gas Holdings, Inc.	266	0.56%	(157)
AES Corp.	271	0.22%	(238)
Total Utilities			27,295

Technology
Seagate Technology plc	335	0.79%	6,204
HP, Inc.	509	0.50%	5,842
Texas Instruments, Inc.	53	0.31%	4,008
Kulicke & Soffa Industries, Inc.	298	0.45%	3,970
NetApp, Inc.	171	0.38%	3,750
CDK Global, Inc.	348	0.58%	3,347
International Business Machines Corp.	295	1.22%	3,009
SS&C Technologies Holdings, Inc.	557	1.20%	2,902
Intel Corp.	227	0.45%	2,530
KLA Corp.	26	0.27%	2,490
Dell Technologies, Inc. — Class C	222	0.60%	2,066
Oracle Corp.	132	0.29%	1,713
Cirrus Logic, Inc.	121	0.32%	1,668
Microchip Technology, Inc.	51	0.24%	1,458
Skyworks Solutions, Inc.	43	0.24%	1,323
Dropbox, Inc. — Class A	494	0.41%	984
Cerner Corp.	359	0.80%	760
Qorvo, Inc.	59	0.33%	710

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Accenture plc — Class A	28	0.24%	$535
Cognizant Technology Solutions Corp. — Class A	125	0.30%	397
VMware, Inc. — Class A	65	0.30%	371
Paychex, Inc.	78	0.24%	279
Fiserv, Inc.	65	0.24%	116
Western Digital Corp.	108	0.22%	(337)
CSG Systems International, Inc.	173	0.24%	(422)
Bandwidth, Inc. — Class A	81	0.32%	(3,462)
Total Technology			46,211

Communications
Facebook, Inc. — Class A	189	1.72%	6,245
Cisco Systems, Inc.	667	1.07%	5,702
Viavi Solutions, Inc.	1,725	0.84%	2,622
Ciena Corp.	304	0.51%	2,555
Discovery, Inc. — Class A	686	0.92%	2,256
Juniper Networks, Inc.	857	0.67%	1,985
Cogent Communications Holdings, Inc.	207	0.44%	1,642
Omnicom Group, Inc.	163	0.37%	1,577
Verizon Communications, Inc.	579	1.04%	1,522
Motorola Solutions, Inc.	61	0.35%	1,280
T-Mobile US, Inc.	146	0.57%	786
VeriSign, Inc.	87	0.53%	564
Sirius XM Holdings, Inc.	2,072	0.39%	448
Charter Communications, Inc. — Class A	25	0.48%	(27)
InterDigital, Inc.	169	0.33%	(217)
Vonage Holdings Corp.	833	0.30%	(747)
AT&T, Inc.	329	0.31%	(2,233)
Total Communications			25,960

Consumer, Cyclical
Gentherm, Inc.	271	0.62%	5,930
Lear Corp.	87	0.49%	3,835
AutoZone, Inc.	16	0.69%	3,543
AutoNation, Inc.	208	0.60%	3,391
Gentex Corp.	681	0.75%	2,726
Cummins, Inc.	59	0.47%	2,677
Brunswick Corp.	117	0.34%	2,568
Lennar Corp. — Class A	131	0.41%	2,398
Genuine Parts Co.	194	0.69%	2,127
MSC Industrial Direct Company, Inc. — Class A	176	0.49%	1,991
Lowe’s Companies, Inc.	84	0.49%	1,940
PACCAR, Inc.	142	0.41%	1,787
PulteGroup, Inc.	232	0.38%	1,534
Allison Transmission Holdings, Inc.	576	0.73%	1,382
Best Buy Company, Inc.	174	0.62%	1,267
Dolby Laboratories, Inc. — Class A	83	0.25%	1,123
O’Reilly Automotive, Inc.	21	0.33%	846
Total Consumer, Cyclical			41,065

Basic Materials
International Paper Co.	133	0.22%	114

Total MS Equity Long Custom Basket			$340,231

MS EQUITY SHORT CUSTOM BASKET
Basic Materials
Southern Copper Corp.	1,310	(0.70)%	$3,686
LyondellBasell Industries N.V. — Class A	686	(0.56)%	2,717
Royal Gold, Inc.	499	(0.41)%	(653)
Westlake Chemical Corp.	613	(0.41)%	(756)
PPG Industries, Inc.	975	(1.11)%	(2,591)
Steel Dynamics, Inc.	1,851	(0.71)%	(5,621)
Huntsman Corp.	3,537	(0.77)%	(9,631)
Axalta Coating Systems Ltd.	2,958	(0.66)%	(11,143)
RPM International, Inc.	764	(0.53)%	(13,696)
Nucor Corp.	1,263	(0.77)%	(17,673)
United States Steel Corp.	3,538	(0.70)%	(18,242)
Air Products and Chemicals, Inc.	883	(1.88)%	(19,334)
Quaker Chemical Corp.	499	(0.92)%	(31,577)
Balchem Corp.	1,074	(1.02)%	(33,448)
Freeport-McMoRan, Inc.	2,566	(0.64)%	(39,173)
Celanese Corp. — Class A	940	(1.07)%	(41,024)
Albemarle Corp.	611	(0.68)%	(42,579)
Linde plc	871	(1.85)%	(49,231)
Total Basic Materials			(329,969)

Utilities
ALLETE, Inc.	806	(0.41)%	(1,221)
California Water Service Group	1,320	(0.56)%	(3,911)
Total Utilities			(5,132)

Financial
Realty Income Corp.	3,976	(1.91)%	14,475
UDR, Inc.	1,509	(0.50)%	6,044
Global Net Lease, Inc.	4,111	(0.56)%	5,541
Goldman Sachs Group, Inc.	686	(1.70)%	5,269
JBG SMITH Properties	3,355	(0.81)%	5,224
CyrusOne, Inc.	1,040	(0.53)%	4,751
Federal Realty Investment Trust	688	(0.53)%	3,719

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
QTS Realty Trust, Inc. — Class A	1,081	(0.51)%	$2,822
Kilroy Realty Corp.	1,217	(0.60)%	2,277
Nasdaq, Inc.	699	(0.78)%	(208)
CubeSmart	1,959	(0.56)%	(1,295)
Host Hotels & Resorts, Inc.	5,135	(0.65)%	(1,297)
Life Storage, Inc.	902	(0.59)%	(1,375)
Intercontinental Exchange, Inc.	997	(0.84)%	(1,813)
Agree Realty Corp.	3,363	(1.71)%	(1,878)
KKR & Company, Inc. — Class A	1,607	(0.59)%	(2,352)
Digital Realty Trust, Inc.	546	(0.58)%	(2,931)
CME Group, Inc. — Class A	591	(0.91)%	(3,505)
Equity LifeStyle Properties, Inc.	1,499	(0.72)%	(3,759)
Americold Realty Trust	2,749	(0.80)%	(4,220)
Duke Realty Corp.	1,959	(0.62)%	(6,818)
Medical Properties Trust, Inc.	5,925	(0.95)%	(8,327)
Healthpeak Properties, Inc.	3,483	(0.84)%	(9,459)
Prologis, Inc.	1,264	(1.01)%	(9,979)
Equinix, Inc.	168	(0.86)%	(11,259)
Camden Property Trust	1,282	(1.07)%	(11,940)
S&T Bancorp, Inc.	2,202	(0.56)%	(13,006)
Rayonier, Inc.	2,607	(0.64)%	(13,017)
TFS Financial Corp.	3,678	(0.57)%	(15,184)
Southside Bancshares, Inc.	2,050	(0.60)%	(16,891)
Alleghany Corp.	294	(1.39)%	(16,929)
First Midwest Bancorp, Inc.	2,692	(0.45)%	(17,585)
EastGroup Properties, Inc.	751	(0.81)%	(18,518)
First Industrial Realty Trust, Inc.	4,942	(1.71)%	(19,218)
Howard Hughes Corp.	993	(0.71)%	(19,385)
Ares Management Corp. — Class A	2,028	(0.86)%	(19,457)
Loews Corp.	1,841	(0.71)%	(23,633)
Terreno Realty Corp.	1,520	(0.66)%	(23,811)
American Tower Corp. — Class A	701	(1.27)%	(25,001)
Brookline Bancorp, Inc.	6,702	(0.76)%	(29,890)
Sun Communities, Inc.	1,091	(1.24)%	(31,195)
First Financial Bankshares, Inc.	2,863	(1.01)%	(38,706)
Rexford Industrial Realty, Inc.	3,328	(1.27)%	(42,190)
First Republic Bank	1,079	(1.36)%	(65,143)
Total Financial			(481,052)

Consumer, Non-cyclical
Nevro Corp.	845	(0.89)%	24,926
Verisk Analytics, Inc. — Class A	739	(0.99)%	8,202
CoStar Group, Inc.	136	(0.85)%	1,675
Moody’s Corp.	253	(0.57)%	(6,375)
Avalara, Inc.	247	(0.25)%	(8,843)
Equifax, Inc.	593	(0.81)%	(9,530)
WD-40 Co.	170	(0.39)%	(10,772)
Avery Dennison Corp.	475	(0.66)%	(35,600)
Total Consumer, Non-cyclical			(36,317)

Consumer, Cyclical
Lululemon Athletica, Inc.	432	(1.00)%	19,611
IAA, Inc.	1,131	(0.47)%	9,233
Wingstop, Inc.	296	(0.28)%	(2,061)
Avient Corp.	3,643	(1.30)%	(7,797)
Copart, Inc.	1,274	(1.05)%	(8,950)
TJX Companies, Inc.	1,103	(0.55)%	(11,805)
Delta Air Lines, Inc.	1,650	(0.60)%	(16,776)
Live Nation Entertainment, Inc.	591	(0.38)%	(19,286)
NIKE, Inc. — Class B	1,123	(1.13)%	(21,125)
Alaska Air Group, Inc.	1,453	(0.76)%	(24,665)
Hilton Worldwide Holdings, Inc.	1,048	(0.96)%	(28,642)
Burlington Stores, Inc.	438	(0.99)%	(34,302)
Southwest Airlines Co.	2,434	(1.12)%	(45,291)
Starbucks Corp.	1,629	(1.35)%	(51,775)
Scotts Miracle-Gro Co. — Class A	477	(0.88)%	(57,566)
Total Consumer, Cyclical			(301,197)

Energy
Exxon Mobil Corp.	2,371	(1.00)%	11,182
Valero Energy Corp.	1,300	(0.70)%	8,410
Chevron Corp.	1,578	(1.25)%	7,828
Cheniere Energy, Inc.	1,280	(0.70)%	(274)
NOV, Inc.	3,123	(0.32)%	(7,011)
Pioneer Natural Resources Co.	321	(0.39)%	(8,467)
Phillips 66	1,928	(1.19)%	(11,340)
Hess Corp.	715	(0.38)%	(12,864)
Schlumberger N.V.	5,706	(1.17)%	(13,310)
ChampionX Corp.	7,549	(1.24)%	(50,591)
Ovintiv, Inc.	6,565	(1.18)%	(66,245)
Total Energy			(142,682)

Technology
Pegasystems, Inc.	709	(0.61)%	4,960
Clarivate plc	2,969	(0.59)%	1,653
Coupa Software, Inc.	127	(0.24)%	(853)
salesforce.com, Inc.	166	(0.27)%	(1,680)
Rapid7, Inc.	877	(0.50)%	(1,782)
Tyler Technologies, Inc.	87	(0.28)%	(3,379)
Smartsheet, Inc. — Class A	552	(0.27)%	(9,494)
HubSpot, Inc.	79	(0.27)%	(13,364)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Varonis Systems, Inc.	1,182	(0.46)%	$(14,805)
Total Technology			(38,744)

Industrial
Worthington Industries, Inc.	1,083	(0.55)%	3,850
Exponent, Inc.	536	(0.40)%	(300)
Raytheon Technologies Corp.	1,257	(0.74)%	(2,476)
TransDigm Group, Inc.	117	(0.52)%	(4,053)
US Ecology, Inc.	1,452	(0.46)%	(5,972)
HEICO Corp.	418	(0.40)%	(6,500)
Boeing Co.	229	(0.44)%	(8,736)
Ball Corp.	2,211	(1.42)%	(12,665)
Crown Holdings, Inc.	894	(0.66)%	(19,897)
AptarGroup, Inc.	1,503	(1.61)%	(21,352)
Martin Marietta Materials, Inc.	323	(0.82)%	(24,174)
Ingersoll Rand, Inc.	3,218	(1.20)%	(27,125)
Casella Waste Systems, Inc. — Class A	1,865	(0.90)%	(28,028)
Vulcan Materials Co.	589	(0.75)%	(29,287)
Tetra Tech, Inc.	723	(0.74)%	(33,027)
Total Industrial			(219,742)

Communications
Q2 Holdings, Inc.	623	(0.47)%	(10,251)
Liberty Broadband Corp. — Class C	1,272	(1.45)%	(11,691)
Zendesk, Inc.	554	(0.56)%	(14,389)
Total Communications			(36,331)
Total MS Equity Short Custom Basket			$(1,591,166)

GS EQUITY LONG CUSTOM BASKET
Communications
Facebook, Inc. — Class A	189	1.74%	$6,223
Cisco Systems, Inc.	667	1.07%	5,747
Ciena Corp.	304	0.51%	2,585
Viavi Solutions, Inc.	1,725	0.84%	2,535
Discovery, Inc. — Class A	686	0.92%	2,267
Juniper Networks, Inc.	857	0.67%	2,066
Cogent Communications Holdings, Inc.	207	0.44%	1,643
Omnicom Group, Inc.	163	0.37%	1,620
Motorola Solutions, Inc.	61	0.35%	1,264
Verizon Communications, Inc.	579	1.04%	842
T-Mobile US, Inc.	146	0.57%	777
VeriSign, Inc.	87	0.53%	566
Sirius XM Holdings, Inc.	2,072	0.39%	459
Charter Communications, Inc. — Class A	25	0.48%	(22)
InterDigital, Inc.	169	0.33%	(232)
Vonage Holdings Corp.	833	0.30%	(731)
AT&T, Inc.	329	0.31%	(2,258)
Total Communications			25,351

Consumer, Non-cyclical
United Rentals, Inc.	79	0.79%	9,334
Cardinal Health, Inc.	457	0.86%	8,127
Molson Coors Beverage Co. — Class B	755	1.19%	7,503
McKesson Corp.	202	1.22%	5,901
Amgen, Inc.	140	1.08%	5,269
Altria Group, Inc.	631	1.00%	4,661
Quanta Services, Inc.	194	0.53%	4,487
Kraft Heinz Co.	651	0.80%	4,343
United Therapeutics Corp.	126	0.65%	4,015
Johnson & Johnson	188	0.96%	3,561
J M Smucker Co.	265	1.04%	3,493
Campbell Soup Co.	718	1.12%	2,642
Philip Morris International, Inc.	351	0.96%	2,410
Sprouts Farmers Market, Inc.	557	0.46%	2,307
H&R Block, Inc.	652	0.44%	2,248
Procter & Gamble Co.	193	0.81%	2,210
Tyson Foods, Inc. — Class A	239	0.55%	2,004
Cigna Corp.	60	0.45%	1,987
Laboratory Corporation of America Holdings	48	0.38%	1,847
DaVita, Inc.	153	0.51%	1,788
Colgate-Palmolive Co.	393	0.96%	1,752
General Mills, Inc.	534	1.01%	1,734
Vector Group Ltd.	761	0.33%	1,700
Conagra Brands, Inc.	735	0.85%	1,429
Kellogg Co.	387	0.76%	1,415
Hill-Rom Holdings, Inc.	88	0.30%	1,308
Kroger Co.	411	0.46%	1,287
Post Holdings, Inc.	124	0.41%	1,270
Bristol-Myers Squibb Co.	527	1.03%	1,106
John B Sanfilippo & Son, Inc.	171	0.48%	1,074
USANA Health Sciences, Inc.	74	0.22%	989
Humana, Inc.	69	0.89%	988
Ingredion, Inc.	173	0.48%	906
Quest Diagnostics, Inc.	118	0.47%	898
Pfizer, Inc.	540	0.60%	889
CVS Health Corp.	146	0.34%	790
Prestige Consumer Healthcare, Inc.	189	0.26%	575
Constellation Brands, Inc. — Class A	32	0.23%	558
Medtronic plc	63	0.23%	556

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Innoviva, Inc.	738	0.27%	$484
Abbott Laboratories	62	0.23%	443
Kimberly-Clark Corp.	167	0.72%	433
Coca-Cola Co.	224	0.36%	355
Hershey Co.	49	0.24%	337
Hologic, Inc.	154	0.35%	315
Incyte Corp.	147	0.37%	243
Merck & Company, Inc.	432	1.03%	204
Encompass Health Corp.	90	0.23%	10
Becton Dickinson and Co.	38	0.29%	(17)
Regeneron Pharmaceuticals, Inc.	31	0.45%	(140)
Perrigo Company plc	187	0.23%	(204)
Boston Scientific Corp.	187	0.22%	(240)
Gilead Sciences, Inc.	342	0.68%	(270)
FleetCor Technologies, Inc.	25	0.21%	(418)
Ionis Pharmaceuticals, Inc.	214	0.30%	(1,487)
Total Consumer, Non-cyclical			101,409

Industrial
Snap-on, Inc.	63	0.45%	6,830
AGCO Corp.	103	0.46%	6,472
Acuity Brands, Inc.	128	0.65%	6,183
Owens Corning	196	0.56%	4,439
Oshkosh Corp.	160	0.59%	4,410
Caterpillar, Inc.	62	0.44%	4,241
Vishay Intertechnology, Inc.	1,013	0.75%	3,945
General Dynamics Corp.	198	1.11%	3,853
TE Connectivity Ltd.	57	0.23%	3,535
Hubbell, Inc.	69	0.40%	3,475
Arrow Electronics, Inc.	164	0.56%	3,283
Timken Co.	173	0.43%	2,647
Lincoln Electric Holdings, Inc.	82	0.31%	2,240
Waters Corp.	34	0.30%	2,196
3M Co.	128	0.76%	1,793
Parker-Hannifin Corp.	85	0.83%	1,426
Eaton Corporation plc	72	0.31%	1,361
Trane Technologies plc	99	0.51%	1,296
Masco Corp.	278	0.51%	1,177
O-I Glass, Inc.	589	0.27%	1,101
Energizer Holdings, Inc.	247	0.36%	1,012
Northrop Grumman Corp.	44	0.44%	1,001
Lennox International, Inc.	31	0.30%	878
Lockheed Martin Corp.	68	0.78%	847
Westinghouse Air Brake Technologies Corp.	142	0.35%	737
Agilent Technologies, Inc.	110	0.43%	722
Mettler-Toledo International, Inc.	7	0.25%	683
AECOM	135	0.27%	602
Berry Global Group, Inc.	123	0.23%	588
Union Pacific Corp.	75	0.51%	507
CSX Corp.	164	0.49%	495
Sanmina Corp.	240	0.31%	425
Westrock Co.	142	0.23%	283
Norfolk Southern Corp.	45	0.37%	281
Fortive Corp.	218	0.48%	140
Donaldson Company, Inc.	124	0.22%	(157)
Hillenbrand, Inc.	220	0.32%	(533)
Total Industrial			74,414

Financial
MetLife, Inc.	621	1.17%	6,863
Hartford Financial Services Group, Inc.	197	0.41%	4,071
Allstate Corp.	231	0.82%	2,840
Travelers Companies, Inc.	126	0.59%	2,032
Aflac, Inc.	283	0.45%	1,933
Synchrony Financial	269	0.34%	1,917
Highwoods Properties, Inc.	605	0.80%	1,848
Western Union Co.	334	0.25%	1,649
Berkshire Hathaway, Inc. — Class B	73	0.58%	1,221
Sabra Health Care REIT, Inc.	420	0.23%	(197)
Prudential Financial, Inc.	222	0.63%	(252)
Brandywine Realty Trust	1,170	0.47%	(588)
Total Financial			23,337

Basic Materials
International Paper Co.	133	0.22%	135

Consumer, Cyclical
Gentherm, Inc.	271	0.62%	5,961
Lear Corp.	87	0.49%	3,842
AutoZone, Inc.	16	0.69%	3,524
AutoNation, Inc.	208	0.60%	3,359
Gentex Corp.	681	0.75%	2,718
Cummins, Inc.	59	0.47%	2,635
Brunswick Corp.	117	0.34%	2,552
Lennar Corp. — Class A	131	0.41%	2,360
Genuine Parts Co.	194	0.69%	2,162
MSC Industrial Direct Company, Inc. — Class A	176	0.49%	1,984
Lowe’s Companies, Inc.	84	0.49%	1,948
PACCAR, Inc.	142	0.41%	1,780
PulteGroup, Inc.	232	0.38%	1,536
Allison Transmission Holdings, Inc.	576	0.73%	1,452
Best Buy Company, Inc.	174	0.62%	1,250
Dolby Laboratories, Inc. — Class A	83	0.25%	1,125
O’Reilly Automotive, Inc.	21	0.33%	874
Total Consumer, Cyclical			41,062

Technology
Seagate Technology plc	335	0.79%	6,217

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
HP, Inc.	509	0.50%	$5,867
Texas Instruments, Inc.	53	0.31%	4,016
Kulicke & Soffa Industries, Inc.	298	0.45%	4,014
NetApp, Inc.	171	0.38%	3,750
CDK Global, Inc.	348	0.58%	3,379
International Business Machines Corp.	295	1.22%	3,027
SS&C Technologies Holdings, Inc.	557	1.20%	2,905
Intel Corp.	227	0.45%	2,551
KLA Corp.	26	0.27%	2,490
Dell Technologies, Inc. — Class C	222	0.60%	2,061
Cirrus Logic, Inc.	121	0.32%	1,695
Oracle Corp.	132	0.29%	1,613
Microchip Technology, Inc.	51	0.24%	1,460
Skyworks Solutions, Inc.	43	0.24%	1,325
Dropbox, Inc. — Class A	494	0.41%	967
Cerner Corp.	359	0.80%	820
Qorvo, Inc.	59	0.33%	708
Accenture plc — Class A	28	0.24%	530
Cognizant Technology Solutions Corp. — Class A	125	0.30%	397
VMware, Inc. — Class A	65	0.30%	368
Paychex, Inc.	78	0.24%	278
Fiserv, Inc.	65	0.24%	116
Western Digital Corp.	108	0.22%	(352)
CSG Systems International, Inc.	173	0.24%	(424)
Bandwidth, Inc. — Class A	81	0.32%	(3,450)
Total Technology			46,328

Utilities
Evergy, Inc.	577	1.06%	3,108
Exelon Corp.	607	0.82%	2,966
UGI Corp.	717	0.91%	2,836
Public Service Enterprise Group, Inc.	560	1.04%	2,465
IDACORP, Inc.	263	0.81%	2,341
PPL Corp.	1,179	1.05%	2,121
Southern Co.	502	0.96%	1,992
NiSource, Inc.	934	0.70%	1,868
CenterPoint Energy, Inc.	677	0.47%	1,648
ONE Gas, Inc.	309	0.73%	1,440
Duke Energy Corp.	281	0.84%	1,064
DTE Energy Co.	113	0.47%	968
Pinnacle West Capital Corp.	215	0.54%	793
OGE Energy Corp.	694	0.69%	770
Consolidated Edison, Inc.	328	0.76%	700
Sempra Energy	61	0.25%	566
Southwest Gas Holdings, Inc.	266	0.56%	(187)
AES Corp.	271	0.22%	(244)
Total Utilities			27,215
Total GS Equity Long Custom Basket			$339,251

GS EQUITY SHORT CUSTOM BASKET
Financial
Morgan Stanley	4,254	(2.46)%	$17,974
Realty Income Corp.	3,976	(1.90)%	11,866
UDR, Inc.	1,509	(0.50)%	6,006
Global Net Lease, Inc.	4,111	(0.56)%	5,496
JBG SMITH Properties	3,355	(0.80)%	5,217
CyrusOne, Inc.	1,040	(0.53)%	4,587
Federal Realty Investment Trust	688	(0.52)%	4,095
Kilroy Realty Corp.	1,217	(0.60)%	2,341
Nasdaq, Inc.	699	(0.77)%	(181)
CubeSmart	1,959	(0.56)%	(1,028)
Host Hotels & Resorts, Inc.	5,135	(0.65)%	(1,040)
Life Storage, Inc.	902	(0.58)%	(1,308)
Intercontinental Exchange, Inc.	997	(0.84)%	(1,812)
Agree Realty Corp.	3,363	(1.70)%	(2,181)
KKR & Company, Inc. — Class A	1,607	(0.59)%	(2,279)
Digital Realty Trust, Inc.	546	(0.58)%	(2,880)
CME Group, Inc. — Class A	591	(0.91)%	(3,664)
Equity LifeStyle Properties, Inc.	1,499	(0.72)%	(3,698)
QTS Realty Trust, Inc. — Class A	1,081	(0.50)%	(5,457)
Duke Realty Corp.	1,959	(0.62)%	(6,973)
Equinix, Inc.	168	(0.86)%	(8,186)
Medical Properties Trust, Inc.	5,925	(0.95)%	(8,326)
Healthpeak Properties, Inc.	3,483	(0.83)%	(9,477)
Prologis, Inc.	1,264	(1.01)%	(9,783)
Camden Property Trust	1,282	(1.06)%	(11,920)
Rayonier, Inc.	2,607	(0.63)%	(12,923)
S&T Bancorp, Inc.	2,202	(0.55)%	(13,008)
TFS Financial Corp.	3,678	(0.56)%	(15,234)
Terreno Realty Corp.	1,520	(0.66)%	(15,698)
Alleghany Corp.	294	(1.38)%	(16,427)
Southside Bancshares, Inc.	2,050	(0.59)%	(17,112)
First Midwest Bancorp, Inc.	2,692	(0.44)%	(17,438)
EastGroup Properties, Inc.	751	(0.81)%	(17,498)
Howard Hughes Corp.	993	(0.71)%	(19,101)
Americold Realty Trust	2,749	(0.79)%	(19,108)
First Industrial Realty Trust, Inc.	4,942	(1.70)%	(19,229)
Ares Management Corp. — Class A	2,028	(0.85)%	(19,310)

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Sun Communities, Inc.	1,091	(1.23)%	$(22,135)
Loews Corp.	1,841	(0.71)%	(23,601)
American Tower Corp. — Class A	701	(1.26)%	(24,997)
Brookline Bancorp, Inc.	6,702	(0.75)%	(29,930)
Rexford Industrial Realty, Inc.	3,328	(1.26)%	(32,663)
First Financial Bankshares, Inc.	2,863	(1.00)%	(38,688)
First Republic Bank	1,079	(1.35)%	(64,870)
Total Financial			(461,581)

Industrial
Worthington Industries, Inc.	1,083	(0.55)%	3,831
Exponent, Inc.	536	(0.39)%	(177)
Raytheon Technologies Corp.	1,257	(0.73)%	(2,385)
TransDigm Group, Inc.	117	(0.52)%	(4,098)
US Ecology, Inc.	1,452	(0.45)%	(5,999)
HEICO Corp.	418	(0.39)%	(6,429)
Boeing Co.	229	(0.44)%	(8,775)
Ball Corp.	2,211	(1.41)%	(12,605)
Crown Holdings, Inc.	894	(0.65)%	(19,958)
AptarGroup, Inc.	1,503	(1.60)%	(21,284)
Martin Marietta Materials, Inc.	323	(0.81)%	(24,220)
Ingersoll Rand, Inc.	3,218	(1.19)%	(27,160)
Casella Waste Systems, Inc. — Class A	1,865	(0.89)%	(28,164)
Vulcan Materials Co.	589	(0.75)%	(29,372)
Tetra Tech, Inc.	723	(0.74)%	(33,066)
Total Industrial			(219,861)

Basic Materials
Southern Copper Corp.	1,310	(0.67)%	3,967
LyondellBasell Industries N.V. — Class A	686	(0.54)%	2,710
Royal Gold, Inc.	499	(0.40)%	(546)
Westlake Chemical Corp.	613	(0.41)%	(657)
PPG Industries, Inc.	975	(1.10)%	(2,532)
Steel Dynamics, Inc.	1,851	(0.71)%	(5,867)
Huntsman Corp.	3,537	(0.77)%	(9,549)
Axalta Coating Systems Ltd.	2,958	(0.66)%	(11,076)
RPM International, Inc.	764	(0.53)%	(13,762)
Nucor Corp.	1,263	(0.76)%	(17,796)
United States Steel Corp.	3,538	(0.70)%	(18,233)
Air Products and Chemicals, Inc.	883	(1.87)%	(19,234)
Balchem Corp.	1,074	(1.01)%	(30,175)
Quaker Chemical Corp.	499	(0.91)%	(31,810)
Freeport-McMoRan, Inc.	2,566	(0.63)%	(39,142)
Celanese Corp. — Class A	940	(1.06)%	(41,072)
Albemarle Corp.	611	(0.67)%	(42,704)
Linde plc	871	(1.83)%	(49,135)
Total Basic Materials			(326,613)

Energy
Exxon Mobil Corp.	2,371	(0.99)%	11,299
Valero Energy Corp.	1,300	(0.70)%	8,436
Chevron Corp.	1,578	(1.24)%	7,947
Cheniere Energy, Inc.	1,280	(0.69)%	(126)
NOV, Inc.	3,123	(0.32)%	(7,037)
Pioneer Natural Resources Co.	321	(0.38)%	(8,523)
Phillips 66	1,928	(1.18)%	(11,282)
Schlumberger N.V.	5,706	(1.16)%	(12,727)
Hess Corp.	715	(0.38)%	(12,886)
ChampionX Corp.	7,549	(1.23)%	(49,619)
Ovintiv, Inc.	6,565	(1.17)%	(65,445)
Total Energy			(139,963)

Consumer, Non-cyclical
Nevro Corp.	845	(0.88)%	25,686
Verisk Analytics, Inc. — Class A	739	(0.98)%	8,226
CoStar Group, Inc.	136	(0.84)%	1,506
Moody’s Corp.	253	(0.57)%	(6,420)
Avalara, Inc.	247	(0.25)%	(7,263)
Equifax, Inc.	593	(0.81)%	(9,627)
WD-40 Co.	170	(0.39)%	(10,815)
Avery Dennison Corp.	475	(0.65)%	(35,711)
Total Consumer, Non-cyclical			(34,418)

Consumer, Cyclical
Lululemon Athletica, Inc.	432	(0.99)%	19,517
IAA, Inc.	1,131	(0.47)%	9,314
Wingstop, Inc.	296	(0.28)%	(2,063)
Avient Corp.	3,643	(1.29)%	(7,269)
Copart, Inc.	1,274	(1.04)%	(9,011)
TJX Companies, Inc.	1,103	(0.55)%	(11,755)
Delta Air Lines, Inc.	1,650	(0.60)%	(16,766)
Live Nation Entertainment, Inc.	591	(0.38)%	(19,230)
NIKE, Inc. — Class B	1,123	(1.12)%	(21,165)
Alaska Air Group, Inc.	1,453	(0.75)%	(24,983)
Hilton Worldwide Holdings, Inc.	1,048	(0.95)%	(28,527)
Burlington Stores, Inc.	438	(0.98)%	(34,752)
Southwest Airlines Co.	2,434	(1.12)%	(45,274)
Starbucks Corp.	1,629	(1.34)%	(51,840)
Scotts Miracle-Gro Co. — Class A	477	(0.88)%	(57,551)
Total Consumer, Cyclical			(301,355)

Utilities
ALLETE, Inc.	806	(0.41)%	(1,236)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
California Water Service Group	1,320	(0.56)%	$(3,865)
Total Utilities			(5,101)

Communications
Q2 Holdings, Inc.	623	(0.47)%	(8,806)
Liberty Broadband Corp. — Class C	1,272	(1.43)%	(11,647)
Zendesk, Inc.	554	(0.55)%	(14,291)
Total Communications			(34,744)

Technology
Pegasystems, Inc.	709	(0.61)%	4,994
Clarivate plc	2,969	(0.59)%	1,619
Coupa Software, Inc.	127	(0.24)%	(851)
Rapid7, Inc.	877	(0.49)%	(1,366)
salesforce.com, Inc.	166	(0.26)%	(1,822)
Tyler Technologies, Inc.	87	(0.28)%	(3,392)
Smartsheet, Inc. — Class A	552	(0.26)%	(9,510)
HubSpot, Inc.	79	(0.27)%	(13,259)
Varonis Systems, Inc.	1,182	(0.46)%	(14,645)
Total Technology			(38,232)
Total GS Equity Short Custom Basket			$(1,561,868)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at March 31, 2021.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
ALPHA OPPORTUNITY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,990,061	$—	$—	$37,990,061
Money Market Fund	1,715,994	—	—	1,715,994
Equity Custom Basket Swap Agreements**	—	679,482	—	679,482
Total Assets	$39,706,055	$679,482	$—	$40,385,537

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$3,153,034	$—	$3,153,034

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $34,871,230)	$39,706,055
Cash	592
Unrealized appreciation on OTC swap agreements	679,482
Prepaid expenses	50,614
Receivables:
Dividends	59,749
Interest	8
Total assets	40,496,500

Liabilities:
Unrealized depreciation on OTC swap agreements	3,153,034
Payable for:
Swap settlement	835,948
Management fees	21,465
Transfer agent/maintenance fees	6,430
Fund accounting/administration fees	6,032
Trustees’ fees*	3,087
Distribution and service fees	1,307
Fund shares redeemed	174
Miscellaneous	42,073
Total liabilities	4,069,550
Net assets	$36,426,950

Net assets consist of:
Paid in capital	$62,489,280
Total distributable earnings (loss)	(26,062,330)
Net assets	$36,426,950

A-Class:
Net assets	$3,268,137
Capital shares outstanding	174,003
Net asset value per share	$18.78
Maximum offering price per share (Net asset value divided by 95.25%)	$19.72

C-Class:
Net assets	$311,565
Capital shares outstanding	18,931
Net asset value per share	$16.46

P-Class:
Net assets	$1,830,026
Capital shares outstanding	96,596
Net asset value per share	$18.95

Institutional Class:
Net assets	$31,017,222
Capital shares outstanding	1,128,958
Net asset value per share	$27.47

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$466,402
Interest	42
Total investment income	466,444

Expenses:
Management fees	165,169
Distribution and service fees:
A-Class	4,127
C-Class	1,571
P-Class	1,819
Transfer agent/maintenance fees:
A-Class	2,803
C-Class	464
P-Class	2,017
Institutional Class	10,744
Registration fees	34,003
Professional fees	23,223
Fund accounting/administration fees	17,033
Trustees’ fees*	10,128
Custodian fees	8,595
Line of credit fees	627
Interest expense	78
Miscellaneous	9,044
Recoupment of previously waived fees:
A-Class	343
Institutional Class	1,490
Total expenses	293,278
Less:
Expenses reimbursed by Adviser:
A-Class	(2,016)
C-Class	(362)
P-Class	(1,551)
Institutional Class	(4,322)
Expenses waived by Adviser	(3,510)
Earnings credits applied	(7)
Total waived/reimbursed expenses	(11,768)
Net expenses	281,510
Net investment income	184,934

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,372,691
Swap agreements	(4,057,635)
Net realized gain	315,056
Net change in unrealized appreciation (depreciation) on:
Investments	5,371,675
Swap agreements	(1,467,379)
Net change in unrealized appreciation (depreciation)	3,904,296
Net realized and unrealized gain	4,219,352
Net increase in net assets resulting from operations	$4,404,286

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$184,934	$560,342
Net realized gain (loss) on investments	315,056	(4,172,863)
Net change in unrealized appreciation (depreciation) on investments	3,904,296	(1,111,702)
Net increase (decrease) in net assets resulting from operations	4,404,286	(4,724,223)

Distributions to shareholders:
A-Class	(41,923)	(62,477)
C-Class	(666)	—
P-Class	(18,203)	(14,549)
Institutional Class	(351,160)	(785,413)
Total distributions to shareholders	(411,952)	(862,439)

Capital share transactions:
Proceeds from sale of shares
A-Class	111,438	257,347
C-Class	2,850	5,850
P-Class	747,007	395,733
Institutional Class	407,167	1,995,224
Distributions reinvested
A-Class	39,965	60,267
C-Class	628	—
P-Class	18,203	14,549
Institutional Class	345,735	776,126
Cost of shares redeemed
A-Class	(652,883)	(3,940,371)
C-Class	(80,924)	(339,528)
P-Class	(257,871)	(1,089,176)
Institutional Class	(5,450,374)	(44,596,146)
Net decrease from capital share transactions	(4,769,059)	(46,460,125)
Net decrease in net assets	(776,725)	(52,046,787)

Net assets:
Beginning of period	37,203,675	89,250,462
End of period	$36,426,950	$37,203,675

Capital share activity:
Shares sold
A-Class	6,299	14,992
C-Class	187	398
P-Class	42,173	22,812
Institutional Class	15,958	82,744
Shares issued from reinvestment of distributions
A-Class	2,300	3,442
C-Class	41	—
P-Class	1,038	823
Institutional Class	13,612	30,436
Shares redeemed
A-Class	(37,558)	(235,922)
C-Class	(5,335)	(22,693)
P-Class	(14,658)	(64,097)
Institutional Class	(209,120)	(1,931,549)
Net decrease in shares	(185,063)	(2,098,614)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$16.89	$17.42	$19.15	$21.10	$19.08	$18.39
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.11	.12	.10	.31	(.19)
Net gain (loss) on investments (realized and unrealized)	2.03	(.48)	(1.64)	(.60)	1.72	.88
Total from investment operations	2.10	(.37)	(1.52)	(.50)	2.03	.69
Less distributions from:
Net investment income	(.21)	(.16)	(.21)	—	—	—
Net realized gains	—	—	—	(1.45)	(.01)	—
Total distributions	(.21)	(.16)	(.21)	(1.45)	(.01)	—
Net asset value, end of period	$18.78	$16.89	$17.42	$19.15	$21.10	$19.08

Total Return[c]	12.54%	(2.15%)	(7.97%)	(2.90%)	10.70%	3.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,268	$3,429	$7,326	$11,243	$15,011	$16,041
Ratios to average net assets:
Net investment income (loss)	0.79%	0.65%	0.64%	0.51%	1.49%	(1.02%)
Total expenses[d]	1.90%	1.73%	1.65%	1.54%	2.21%	2.69%
Net expenses[e,f,g]	1.76%	1.69%	1.64%	1.54%	2.17%	2.69%
Portfolio turnover rate	57%	209%	126%	255%	92%	235%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$14.71	$15.16	$16.61	$18.62	$16.96	$16.47
Income (loss) from investment operations:
Net investment income (loss)[b]	— [h]	(.02)	(.03)	(.05)	.09	(.29)
Net gain (loss) on investments (realized and unrealized)	1.78	(.43)	(1.42)	(.51)	1.58	.78
Total from investment operations	1.78	(.45)	(1.45)	(.56)	1.67	.49
Less distributions from:
Net investment income	(.03)	—	—	—	—	—
Net realized gains	—	—	—	(1.45)	(.01)	—
Total distributions	(.03)	—	—	(1.45)	(.01)	—
Net asset value, end of period	$16.46	$14.71	$15.16	$16.61	$18.62	$16.96

Total Return[c]	12.14%	(2.97%)	(8.73%)	(3.65%)	9.91%	2.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312	$354	$702	$1,036	$2,508	$1,550
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.15%)	(0.20%)	(0.31%)	0.47%	(1.72%)
Total expenses[d]	2.75%	2.72%	2.55%	2.34%	2.94%	3.91%
Net expenses[e,f,g]	2.51%	2.51%	2.48%	2.31%	2.88%	3.46%
Portfolio turnover rate	57%	209%	126%	255%	92%	235%

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$17.06	$17.56	$19.23	$21.19	$19.11	$18.39
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.12	.11	.10	(.06)	(.12)
Net gain (loss) on investments (realized and unrealized)	2.05	(.49)	(1.64)	(.61)	2.15	.84
Total from investment operations	2.12	(.37)	(1.53)	(.51)	2.09	.72
Less distributions from:
Net investment income	(.23)	(.13)	(.14)	—	—	—
Net realized gains	—	—	—	(1.45)	(.01)	—
Total distributions	(.23)	(.13)	(.14)	(1.45)	(.01)	—
Net asset value, end of period	$18.95	$17.06	$17.56	$19.23	$21.19	$19.11

Total Return	12.57%	(2.11%)	(7.99%)	(2.93%)	11.00%	3.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,830	$1,161	$1,905	$4,525	$7,720	$4,453
Ratios to average net assets:
Net investment income (loss)	0.79%	0.70%	0.59%	0.47%	(0.31%)	(0.65%)
Total expenses[d]	2.00%	1.67%	1.67%	1.58%	1.75%	2.44%
Net expenses[e,f,g]	1.76%	1.64%	1.66%	1.57%	1.72%	2.44%
Portfolio turnover rate	57%	209%	126%	255%	92%	235%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.65	$25.37	$27.77	$29.86	$26.82	$25.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.25	.28	.27	.12	(.13)
Net gain (loss) on investments (realized and unrealized)	2.97	(.72)	(2.37)	(.91)	2.93	1.22
Total from investment operations	3.10	(.47)	(2.09)	(.64)	3.05	1.09
Less distributions from:
Net investment income	(.28)	(.25)	(.31)	—	—	—
Net realized gains	—	—	—	(1.45)	(.01)	—
Total distributions	(.28)	(.25)	(.31)	(1.45)	(.01)	—
Net asset value, end of period	$27.47	$24.65	$25.37	$27.77	$29.86	$26.82

Total Return	12.68%	(1.87%)	(7.57%)	(2.50%)	11.42%	4.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,017	$32,260	$79,318	$181,095	$196,180	$56,550
Ratios to average net assets:
Net investment income (loss)	1.05%	1.00%	1.05%	0.94%	0.40%	(0.49%)
Total expenses[d]	1.54%	1.36%	1.22%	1.12%	1.38%	2.23%
Net expenses[e,f,g]	1.49%	1.36%	1.21%	1.12%	1.37%	2.23%
Portfolio turnover rate	57%	209%	126%	255%	92%	235%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.02%	0.02%	0.09%	0.02%	0.32%
C-Class	—	0.01%	0.04%	0.07%	0.64%
P-Class	—	0.01%	0.03%	0.04%	—
Institutional Class	0.01%	0.00%*	0.00%*	—	0.01%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.75%	1.69%	1.64%	1.52%	2.00%	2.11%
C-Class	2.50%	2.51%	2.48%	2.30%	2.71%	2.86%
P-Class	1.76%	1.64%	1.66%	1.56%	1.68%	1.87%
Institutional Class	1.49%	1.36%	1.21%	1.11%	1.28%	1.63%

[h]	Net investment income (loss) is less than $0.01 per share.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	2.5%
Verizon Communications, Inc.	2.5%
Micron Technology, Inc.	2.4%
Berkshire Hathaway, Inc. — Class B	2.1%
Johnson & Johnson	2.1%
Tyson Foods, Inc. — Class A	2.0%
Comcast Corp. — Class A	1.9%
Bank of America Corp.	1.9%
Wells Fargo & Co.	1.9%
Chevron Corp.	1.7%
Top Ten Total	21.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	35.54%	62.64%	11.93%	9.55%
A-Class Shares with sales charge‡	29.11%	54.90%	10.85%	9.02%
C-Class Shares	35.03%	61.44%	11.09%	8.74%
C-Class Shares with CDSC§	34.03%	60.44%	11.09%	8.74%
Russell 1000 Value Index	29.34%	56.09%	11.74%	10.99%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	35.53%	62.62%	11.93%	9.05%
Russell 1000 Value Index	29.34%	56.09%	11.74%	9.21%

	6 Month†	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	35.71%	63.08%	12.20%	10.02%
Russell 1000 Value Index	29.34%	56.09%	11.74%	10.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 96.7%

Financial - 23.8%
JPMorgan Chase & Co.	6,526	$993,453
Berkshire Hathaway, Inc. — Class B*	3,256	831,810
Bank of America Corp.	18,761	725,863
Wells Fargo & Co.	18,543	724,475
Citigroup, Inc.	6,742	490,481
Morgan Stanley	6,187	480,482
Allstate Corp.	3,930	451,557
MetLife, Inc.	7,360	447,415
Synovus Financial Corp.	9,053	414,175
Hartford Financial Services Group, Inc.	5,741	383,441
Principal Financial Group, Inc.	6,393	383,324
Prudential Financial, Inc.	4,099	373,419
Voya Financial, Inc.	5,629	358,230
Charles Schwab Corp.	4,430	288,747
Regions Financial Corp.	12,450	257,217
Medical Properties Trust, Inc. REIT	11,253	239,464
Park Hotels & Resorts, Inc. REIT*	10,682	230,518
KeyCorp	10,260	204,995
Zions Bancorp North America	3,490	191,810
Mastercard, Inc. — Class A	531	189,063
Gaming and Leisure Properties, Inc. REIT	4,284	181,770
Jones Lang LaSalle, Inc.*	926	165,791
BOK Financial Corp.	1,601	143,001
American International Group, Inc.	3,078	142,234
Total Financial		9,292,735

Consumer, Non-cyclical - 18.9%
Johnson & Johnson	4,870	800,385
Tyson Foods, Inc. — Class A	10,678	793,375
Humana, Inc.	1,615	677,089
HCA Healthcare, Inc.	3,443	648,455
McKesson Corp.	2,560	499,302
Archer-Daniels-Midland Co.	8,690	495,330
Quest Diagnostics, Inc.	3,627	465,489
Medtronic plc	3,632	429,048
J M Smucker Co.	2,979	376,933
Encompass Health Corp.	4,310	352,989
Bunge Ltd.	4,271	338,562
Zimmer Biomet Holdings, Inc.	2,098	335,848
Amgen, Inc.	1,160	288,620
Merck & Company, Inc.	3,733	287,777
Procter & Gamble Co.	1,438	194,748
Ingredion, Inc.	2,163	194,497
Pfizer, Inc.	4,927	178,505
Total Consumer, Non-cyclical		7,356,952

Consumer, Cyclical - 10.7%
Walmart, Inc.	4,354	591,404
Kohl’s Corp.	8,436	502,870
Southwest Airlines Co.*	8,084	493,609
LKQ Corp.*	9,048	383,002
DR Horton, Inc.	4,246	378,404
Lear Corp.	2,052	371,925
Penske Automotive Group, Inc.	4,232	339,575
PACCAR, Inc.	3,462	321,689
Home Depot, Inc.	996	304,029
PVH Corp.*	2,358	249,241
Ralph Lauren Corp. — Class A*	1,925	237,083
Total Consumer, Cyclical		4,172,831

Industrial - 8.0%
Honeywell International, Inc.	2,769	601,067
Johnson Controls International plc	7,830	467,216
Knight-Swift Transportation Holdings, Inc.	7,758	373,082
Valmont Industries, Inc.	1,520	361,258
L3Harris Technologies, Inc.	1,448	293,481
FedEx Corp.	990	281,200
Curtiss-Wright Corp.	2,333	276,694
Owens Corning	2,852	262,641
General Electric Co.	16,349	214,662
Total Industrial		3,131,301

Communications - 7.9%
Verizon Communications, Inc.	16,953	985,817
Comcast Corp. — Class A	13,991	757,053
Cisco Systems, Inc.	7,671	396,667
Alphabet, Inc. — Class A*	144	297,003
Walt Disney Co.*	1,396	257,590
T-Mobile US, Inc.*	1,634	204,724
Juniper Networks, Inc.	7,162	181,413
Total Communications		3,080,267

Technology - 7.6%
Micron Technology, Inc.*	10,697	943,582
Skyworks Solutions, Inc.	3,268	599,613
Qorvo, Inc.*	2,268	414,363
Apple, Inc.	2,661	325,041
Intel Corp.	3,836	245,504
Amdocs Ltd.	2,777	194,807
Cerner Corp.	2,157	155,045
DXC Technology Co.*	3,146	98,344
Total Technology		2,976,299

Energy - 7.1%
Chevron Corp.	6,513	682,497
ConocoPhillips	9,454	500,778
Cabot Oil & Gas Corp. — Class A	15,688	294,621
Marathon Oil Corp.	27,332	291,906
Range Resources Corp.*	26,545	274,210
Pioneer Natural Resources Co.	1,695	269,200
Exxon Mobil Corp.	4,271	238,450
Patterson-UTI Energy, Inc.	29,265	208,659
Total Energy		2,760,321

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
LARGE CAP VALUE FUND

	Shares	Value
Utilities - 6.8%
Exelon Corp.	13,360	$584,366
Public Service Enterprise Group, Inc.	8,648	520,696
Edison International	7,992	468,331
Duke Energy Corp.	3,801	366,911
Pinnacle West Capital Corp.	4,002	325,563
NiSource, Inc.	8,523	205,489
PPL Corp.	5,782	166,753
Total Utilities		2,638,109

Basic Materials - 5.9%
Huntsman Corp.	20,447	589,487
Nucor Corp.	6,947	557,636
Westlake Chemical Corp.	5,207	462,329
Reliance Steel & Aluminum Co.	1,872	285,087
International Flavors & Fragrances, Inc.	1,105	154,269
Dow, Inc.	2,118	135,425
DuPont de Nemours, Inc.	1,392	107,574
Total Basic Materials		2,291,807

Total Common Stocks
(Cost $28,009,989)		37,700,622

MONEY MARKET FUND† - 3.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	1,341,375	$1,341,375
Total Money Market Fund
(Cost $1,341,375)		1,341,375

Total Investments - 100.1%
(Cost $29,351,364)		$39,041,997
Other Assets & Liabilities, net - (0.1)%		(31,792)
Total Net Assets - 100.0%		$39,010,205

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,700,622	$—	$—	$37,700,622
Money Market Fund	1,341,375	—	—	1,341,375
Total Assets	$39,041,997	$—	$—	$39,041,997

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $29,351,364)	$39,041,997
Prepaid expenses	34,469
Receivables:
Securities sold	292,307
Fund shares sold	106,907
Dividends	43,615
Interest	9
Total assets	39,519,304

Liabilities:
Payable for:
Securities purchased	392,181
Fund shares redeemed	47,610
Management fees	16,054
Distribution and service fees	8,671
Fund accounting/administration fees	5,181
Transfer agent/maintenance fees	2,479
Trustees’ fees*	660
Miscellaneous	36,263
Total liabilities	509,099
Net assets	$39,010,205

Net assets consist of:
Paid in capital	$28,360,272
Total distributable earnings (loss)	10,649,933
Net assets	$39,010,205

A-Class:
Net assets	$36,807,090
Capital shares outstanding	762,337
Net asset value per share	$48.28
Maximum offering price per share (Net asset value divided by 95.25%)	$50.69

C-Class:
Net assets	$1,248,838
Capital shares outstanding	28,406
Net asset value per share	$43.96

P-Class:
Net assets	$162,358
Capital shares outstanding	3,374
Net asset value per share	$48.12

Institutional Class:
Net assets	$791,919
Capital shares outstanding	16,652
Net asset value per share	$47.56

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$375,636
Interest	30
Total investment income	375,666

Expenses:
Management fees	111,997
Distribution and service fees:
A-Class	40,903
C-Class	4,958
P-Class	193
Transfer agent/maintenance fees:
A-Class	15,207
C-Class	1,208
P-Class	256
Institutional Class	565
Registration fees	44,468
Professional fees	20,946
Fund accounting/administration fees	16,998
Trustees’ fees*	9,200
Custodian fees	2,151
Line of credit fees	520
Miscellaneous	5,824
Total expenses	275,394
Less:
Expenses reimbursed by Adviser:
A-Class	(15,275)
C-Class	(1,216)
P-Class	(257)
Institutional Class	(566)
Expenses waived by Adviser	(56,795)
Total waived/reimbursed expenses	(74,109)
Net expenses	201,285
Net investment income	174,381

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	883,840
Net realized gain	883,840
Net change in unrealized appreciation (depreciation) on:
Investments	9,321,528
Net change in unrealized appreciation (depreciation)	9,321,528
Net realized and unrealized gain	10,205,368
Net increase in net assets resulting from operations	$10,379,749

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$174,381	$994,120
Net realized gain on investments	883,840	3,048,366
Net change in unrealized appreciation (depreciation) on investments	9,321,528	(5,202,366)
Net increase (decrease) in net assets resulting from operations	10,379,749	(1,159,880)

Distributions to shareholders:
A-Class	(2,193,216)	(4,000,303)
C-Class	(62,032)	(91,548)
P-Class	(10,031)	(12,859)
Institutional Class	(41,693)	(62,549)
Total distributions to shareholders	(2,306,972)	(4,167,259)

Capital share transactions:
Proceeds from sale of shares
A-Class	687,591	3,084,388
C-Class	491,262	504,377
P-Class	24,001	82,267
Institutional Class	155,481	118,986
Distributions reinvested
A-Class	2,145,743	3,948,727
C-Class	62,032	89,872
P-Class	10,031	12,859
Institutional Class	41,693	62,549
Cost of shares redeemed
A-Class	(2,240,734)	(26,723,359)
C-Class	(451,327)	(1,000,958)
P-Class	(75,702)	(62,200)
Institutional Class	(18,041)	(419,568)
Net increase (decrease) from capital share transactions	832,030	(20,302,060)
Net increase (decrease) in net assets	8,904,807	(25,629,199)

Net assets:
Beginning of period	30,105,398	55,734,597
End of period	$39,010,205	$30,105,398

Capital share activity:
Shares sold
A-Class	15,339	78,228
C-Class	11,589	12,605
P-Class	569	2,222
Institutional Class	3,427	3,414
Shares issued from reinvestment of distributions
A-Class	51,016	90,195
C-Class	1,616	2,239
P-Class	239	295
Institutional Class	1,007	1,449
Shares redeemed
A-Class	(51,933)	(642,844)
C-Class	(10,985)	(27,210)
P-Class	(1,889)	(1,632)
Institutional Class	(420)	(10,755)
Net increase (decrease) in shares	19,575	(491,794)

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$38.17	$43.56	$48.08	$46.96	$41.78	$39.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.97	.62	.48	.37	.58
Net gain (loss) on investments (realized and unrealized)	12.90	(2.97)	(2.66)	4.46	6.80	5.23
Total from investment operations	13.12	(2.00)	(2.04)	4.94	7.17	5.81
Less distributions from:
Net investment income	(1.30)	(.70)	(.36)	(.51)	(.58)	(.37)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(3.01)	(3.39)	(2.48)	(3.82)	(1.99)	(3.14)
Net asset value, end of period	$48.28	$38.17	$43.56	$48.08	$46.96	$41.78

Total Return[c]	35.54%	(5.58%)	(3.59%)	10.82%	17.68%	15.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,807	$28,548	$53,248	$56,369	$60,157	$55,325
Ratios to average net assets:
Net investment income (loss)	1.03%	2.40%	1.42%	1.03%	0.83%	1.48%
Total expenses[d]	1.57%	1.46%	1.31%	1.31%	1.30%	1.34%
Net expenses[e,f,g]	1.15%	1.15%	1.15%	1.15%	1.17%	1.17%
Portfolio turnover rate	9%	25%	37%	24%	40%	56%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$34.79	$39.77	$44.03	$43.29	$38.68	$36.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.62	.26	.12	.03	.27
Net gain (loss) on investments (realized and unrealized)	11.74	(2.74)	(2.40)	4.09	6.28	4.87
Total from investment operations	11.80	(2.12)	(2.14)	4.21	6.31	5.14
Less distributions from:
Net investment income	(.92)	(.17)	—	(.16)	(.29)	(.07)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(2.63)	(2.86)	(2.12)	(3.47)	(1.70)	(2.84)
Net asset value, end of period	$43.96	$34.79	$39.77	$44.03	$43.29	$38.68

Total Return[c]	35.03%	(6.30%)	(4.28%)	9.97%	16.74%	14.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,249	$911	$1,533	$2,632	$3,461	$3,075
Ratios to average net assets:
Net investment income (loss)	0.29%	1.69%	0.66%	0.28%	0.08%	0.75%
Total expenses[d]	2.48%	2.43%	2.18%	2.10%	2.09%	2.18%
Net expenses[e,f,g]	1.90%	1.90%	1.90%	1.90%	1.92%	1.92%
Portfolio turnover rate	9%	25%	37%	24%	40%	56%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$38.06	$43.46	$48.00	$46.91	$41.74	$39.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.83	.61	.49	.37	1.40
Net gain (loss) on investments (realized and unrealized)	12.86	(2.82)	(2.64)	4.44	6.78	4.44
Total from investment operations	13.08	(1.99)	(2.03)	4.93	7.15	5.84
Less distributions from:
Net investment income	(1.31)	(.72)	(.39)	(.53)	(.57)	(.46)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(3.02)	(3.41)	(2.51)	(3.84)	(1.98)	(3.23)
Net asset value, end of period	$48.12	$38.06	$43.46	$48.00	$46.91	$41.74

Total Return	35.53%	(5.58%)	(3.58%)	10.80%	17.63%	15.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162	$170	$155	$147	$158	$123
Ratios to average net assets:
Net investment income (loss)	1.00%	2.12%	1.41%	1.03%	0.83%	3.61%
Total expenses[d]	1.83%	1.72%	1.60%	1.59%	1.69%	1.41%
Net expenses[e,f,g]	1.15%	1.15%	1.15%	1.15%	1.17%	1.17%
Portfolio turnover rate	9%	25%	37%	24%	40%	56%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$37.71	$43.08	$47.60	$46.56	$41.84	$39.17
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.98	.71	.64	.51	.83
Net gain (loss) on investments (realized and unrealized)	12.73	(2.84)	(2.63)	4.35	6.72	5.10
Total from investment operations	13.00	(1.86)	(1.92)	4.99	7.23	5.93
Less distributions from:
Net investment income	(1.44)	(.82)	(.48)	(.64)	(1.10)	(.49)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(3.15)	(3.51)	(2.60)	(3.95)	(2.51)	(3.26)
Net asset value, end of period	$47.56	$37.71	$43.08	$47.60	$46.56	$41.84

Total Return	35.71%	(5.35%)	(3.33%)	11.04%	17.96%	15.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$792	$477	$798	$5,946	$1,681	$40
Ratios to average net assets:
Net investment income (loss)	1.28%	2.50%	1.65%	1.39%	1.13%	2.13%
Total expenses[d]	1.42%	1.35%	1.14%	1.00%	1.07%	1.04%
Net expenses[e,f,g]	0.90%	0.90%	0.90%	0.90%	0.92%	0.92%
Portfolio turnover rate	9%	25%	37%	24%	40%	56%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	0.00%*	0.01%
C-Class	—	0.00%*	—	0.00%*	0.01%
P-Class	—	—	—	—	0.00%*
Institutional Class	—	—	—	—	0.02%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
Regency Centers Corp.	3.9%
AvalonBay Communities, Inc.	3.5%
Extra Space Storage, Inc.	3.4%
Hudson Pacific Properties, Inc.	3.1%
Equity Residential	2.9%
Weingarten Realty Investors	2.9%
Sun Communities, Inc.	2.8%
Ventas, Inc.	2.5%
Public Storage	2.4%
Gaming and Leisure Properties, Inc.	2.4%
Top Ten Total	29.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (02/26/16)
A-Class Shares	(1.39%)	(3.82%)	4.58%	4.17%
A-Class Shares with sales charge‡	(6.09%)	(8.38%)	3.57%	3.18%
C-Class Shares	(1.74%)	(4.54%)	3.79%	3.37%
C-Class Shares with CDSC§	(2.72%)	(5.50%)	3.79%	3.37%
P-Class Shares	(1.43%)	(3.86%)	4.50%	4.08%
Institutional Class Shares	(1.27%)	(3.59%)	4.80%	4.38%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.12%	1.19%	1.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 76.9%

REITs - 72.8%
REITs-Office Property - 13.4%
Hudson Pacific Properties, Inc.	74,000	$2,007,620
Highwoods Properties, Inc.[1]	33,937	1,457,255
Boston Properties, Inc.	13,429	1,359,821
Alexandria Real Estate Equities, Inc.[1]	7,806	1,282,526
Empire State Realty Trust, Inc. — Class A	114,879	1,278,603
American Assets Trust, Inc.[1]	39,374	1,277,293
Total REITs-Office Property		8,663,118

REITs-Health Care - 9.9%
Ventas, Inc.[1]	30,369	1,619,882
Healthpeak Properties, Inc.[1]	43,523	1,381,420
Welltower, Inc.[1]	17,794	1,274,584
CareTrust REIT, Inc.	48,606	1,131,791
Medical Properties Trust, Inc.	48,095	1,023,462
Total REITs-Health Care		6,431,139

REITs-Warehouse/Industries - 8.7%
Prologis, Inc.	12,161	1,289,066
Americold Realty Trust[1]	29,975	1,153,138
CyrusOne, Inc.	16,369	1,108,509
Innovative Industrial Properties, Inc.[1]	5,997	1,080,420
Terreno Realty Corp.[1]	17,086	987,058
Total REITs-Warehouse/Industries		5,618,191

REITs-Shopping Centers - 8.2%
Regency Centers Corp.[1]	44,683	2,533,973
Weingarten Realty Investors[1]	68,819	1,851,919
Brixmor Property Group, Inc.	47,131	953,460
Total REITs-Shopping Centers		5,339,352

REITs-Apartments - 7.3%
AvalonBay Communities, Inc.[1]	12,161	2,243,826
Equity Residential	26,751	1,916,174
Invitation Homes, Inc.	18,551	593,447
Total REITs-Apartments		4,753,447

REITs-Hotels - 7.2%
Ryman Hospitality Properties, Inc.*	16,487	1,277,907
Xenia Hotels & Resorts, Inc.*	65,378	1,274,871
Host Hotels & Resorts, Inc.*	66,253	1,116,363
MGM Growth Properties LLC — Class A	29,985	978,111
Total REITs-Hotels		4,647,252
REITs-Storage - 5.8%
Extra Space Storage, Inc.	16,575	2,197,016
Public Storage	6,410	1,581,732
Total REITs-Storage		3,778,748

REITs-Diversified - 5.3%
Gaming and Leisure Properties, Inc.[1]	37,260	1,580,942
VICI Properties, Inc.[1]	44,889	1,267,665
Safehold, Inc.[1]	8,464	593,326
Total REITs-Diversified		3,441,933

REITs-Single Tenant - 4.2%
Agree Realty Corp.[1]	18,620	1,253,312
Realty Income Corp.	17,686	1,123,061
NETSTREIT Corp.	19,270	356,302
Total REITs-Single Tenant		2,732,675

REITs-Manufactured Homes - 2.8%
Sun Communities, Inc.[1]	11,984	1,798,079
Total REITs		47,203,934

Real Estate - 1.4%
Real Estate Management/Services - 1.4%
Jones Lang LaSalle, Inc.*	5,357	959,117

Lodging - 1.4%
Hotels&Motels - 1.4%
Hilton Grand Vacations, Inc.*	24,558	920,680

Entertainment - 1.3%
Resorts/Theme Parks - 1.3%
Marriott Vacations Worldwide Corp.*	4,768	830,490

Total Common Stocks
(Cost $46,028,959)		49,914,221

MONEY MARKET FUND† - 31.2%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	20,216,915	20,216,915
Total Money Market Fund
(Cost $20,216,915)		20,216,915

Total Investments - 108.1%
(Cost $66,245,874)		$70,131,136
Other Assets & Liabilities, net - (8.1)%		(5,274,393)
Total Net Assets - 100.0%		$64,856,743

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MARKET NEUTRAL REAL ESTATE FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements Sold Short ††
Goldman Sachs International	GS Equity Custom Basket	0.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$24,625,437	$(1,629,963)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.26% (Federal Funds Rate - 0.30%)	At Maturity	07/22/24	24,622,615	(1,638,204)
					$49,248,052	$(3,268,167)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
Essential Properties Realty Trust, Inc.	34,931	(3.24)%	$22,319
Easterly Government Properties, Inc.	18,567	(1.56)%	21,504
Equity Commonwealth	18,621	(2.10)%	14,388
Office Properties Income Trust	9,135	(1.02)%	11,488
Federal Realty Investment Trust	7,851	(3.23)%	10,010
Cousins Properties, Inc.	13,533	(1.94)%	9,362
Healthcare Trust of America, Inc. — Class A	19,953	(2.23)%	3,234
Apple Hospitality REIT, Inc.	39,670	(2.35)%	944
Physicians Realty Trust	10,255	(0.74)%	738
RLJ Lodging Trust	35,295	(2.22)%	267
Sunstone Hotel Investors, Inc.	43,907	(2.22)%	(785)
American Finance Trust, Inc.	17,638	(0.70)%	(3,456)
Corporate Office Properties Trust	22,583	(2.41)%	(4,308)
LTC Properties, Inc.	19,108	(3.24)%	(6,247)
Healthcare Realty Trust, Inc.	17,525	(2.16)%	(9,677)
SITE Centers Corp.	27,145	(1.49)%	(19,987)
Digital Realty Trust, Inc.	4,095	(2.34)%	(23,427)
Industrial Logistics Properties Trust	13,401	(1.26)%	(23,488)
STAG Industrial, Inc.	17,505	(2.39)%	(31,947)
Independence Realty Trust, Inc.	31,249	(1.93)%	(40,222)
PS Business Parks, Inc.	2,306	(1.45)%	(40,749)
Retail Opportunity Investments Corp.	49,713	(3.20)%	(57,333)
VEREIT, Inc.	21,015	(3.30)%	(62,208)
Life Storage, Inc.	9,213	(3.22)%	(67,850)
National Health Investors, Inc.	11,105	(3.26)%	(70,603)
American Homes 4 Rent — Class A	23,012	(3.12)%	(71,560)
Washington Real Estate Investment Trust	29,657	(2.66)%	(81,265)
SL Green Realty Corp.	16,473	(4.68)%	(103,809)
STORE Capital Corp.	33,629	(4.58)%	(105,075)
Mid-America Apartment Communities, Inc.	8,097	(4.75)%	(112,897)
CubeSmart	27,548	(4.23)%	(115,616)
Monmouth Real Estate Investment Corp.	62,788	(4.51)%	(211,413)
Retail Properties of America, Inc. — Class A	73,657	(3.15)%	(323,351)
Total Financial			(1,493,019)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	9,896	(3.32)%	(91,031)

Exchange Traded Funds
Vanguard Real Estate ETF	26,270	(9.80)%	(54,154)
Total MS Equity Short Custom Basket			$(1,638,204)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY SHORT CUSTOM BASKET
Financial
Essential Properties Realty Trust, Inc.	34,931	(3.24)%	$22,389
Easterly Government Properties, Inc.	18,567	(1.56)%	21,563
Equity Commonwealth	18,621	(2.10)%	14,696
Office Properties Income Trust	9,135	(1.02)%	11,267
Cousins Properties, Inc.	13,533	(1.94)%	9,297
Federal Realty Investment Trust	7,851	(3.23)%	9,238
Healthcare Trust of America, Inc. — Class A	19,953	(2.23)%	3,426
Apple Hospitality REIT, Inc.	39,670	(2.35)%	1,015
Physicians Realty Trust	10,255	(0.74)%	778
RLJ Lodging Trust	35,295	(2.22)%	328
Apartment Income REIT Corp.	66	(0.01)%	28
Sunstone Hotel Investors, Inc.	43,907	(2.22)%	(975)
American Finance Trust, Inc.	17,638	(0.70)%	(2,927)
Corporate Office Properties Trust	22,583	(2.41)%	(4,387)
LTC Properties, Inc.	19,108	(3.24)%	(5,586)
Healthcare Realty Trust, Inc.	17,525	(2.16)%	(9,868)
SITE Centers Corp.	27,145	(1.49)%	(19,775)
Industrial Logistics Properties Trust	13,401	(1.26)%	(23,343)
Digital Realty Trust, Inc.	4,095	(2.34)%	(23,411)
STAG Industrial, Inc.	17,505	(2.39)%	(31,434)
Independence Realty Trust, Inc.	31,249	(1.93)%	(40,256)
PS Business Parks, Inc.	2,306	(1.45)%	(41,076)
Retail Opportunity Investments Corp.	49,713	(3.20)%	(53,634)
VEREIT, Inc.	21,015	(3.30)%	(61,960)
Life Storage, Inc.	9,213	(3.22)%	(67,708)
National Health Investors, Inc.	11,105	(3.26)%	(70,915)
American Homes 4 Rent — Class A	23,012	(3.12)%	(71,359)
Washington Real Estate Investment Trust	29,657	(2.66)%	(80,791)
STORE Capital Corp.	33,629	(4.57)%	(103,889)
SL Green Realty Corp.	16,473	(4.68)%	(104,045)
Mid-America Apartment Communities, Inc.	8,097	(4.75)%	(112,636)
CubeSmart	27,548	(4.23)%	(115,412)
Monmouth Real Estate Investment Corp.	62,788	(4.51)%	(210,810)
Retail Properties of America, Inc. — Class A	73,657	(3.15)%	(322,760)
Total Financial			(1,484,932)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	9,896	(3.32)%	(90,936)

Exchange Traded Funds
Vanguard Real Estate ETF	26,270	(9.80)%	(54,095)
Total GS Equity Short Custom Basket			$(1,629,963)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
MARKET NEUTRAL REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$49,914,221	$—	$—	$49,914,221
Money Market Fund	20,216,915	—	—	20,216,915
Total Assets	$70,131,136	$—	$—	$70,131,136

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$3,268,167	$—	$3,268,167

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $66,245,874)	$70,131,136
Prepaid expenses	61,369
Receivables:
Securities sold	3,441,307
Dividends	184,649
Fund shares sold	109,161
Interest	142
Total assets	73,927,764

Liabilities:
Unrealized depreciation on OTC swap agreements	3,268,167
Payable for:
Securities purchased	3,981,191
Swap settlement	1,329,308
Fund shares redeemed	404,964
Management fees	43,408
Fund accounting/administration fees	7,035
Transfer agent/maintenance fees	3,353
Distribution and service fees	2,999
Trustees’ fees*	1,824
Miscellaneous	28,772
Total liabilities	9,071,021
Net assets	$64,856,743

Net assets consist of:
Paid in capital	$64,873,330
Total distributable earnings (loss)	(16,587)
Net assets	$64,856,743

A-Class:
Net assets	$4,617,577
Capital shares outstanding	166,547
Net asset value per share	$27.73
Maximum offering price per share (Net asset value divided by 95.25%)	$29.11

C-Class:
Net assets	$270,532
Capital shares outstanding	10,146
Net asset value per share	$26.66

P-Class:
Net assets	$3,334,060
Capital shares outstanding	124,491
Net asset value per share	$26.78

Institutional Class:
Net assets	$56,634,574
Capital shares outstanding	2,060,787
Net asset value per share	$27.48

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$515,280
Interest	1,009
Total investment income	516,289

Expenses:
Management fees	373,675
Distribution and service fees:
A-Class	8,834
C-Class	1,538
P-Class	10,848
Transfer agent/maintenance fees:
A-Class	11,027
C-Class	381
P-Class	6,721
Institutional Class	19,946
Registration fees	38,472
Fund accounting/administration fees	27,417
Professional fees	26,531
Trustees’ fees*	10,858
Custodian fees	6,847
Line of credit fees	1,178
Miscellaneous	10,097
Total expenses	554,370
Less:
Expenses reimbursed by Adviser:
A Class	(11,213)
C Class	(394)
P Class	(6,857)
Institutional Class	(22,047)
Expenses waived by Adviser	(21,081)
Earnings credits applied	(13)
Total waived/reimbursed expenses	(61,605)
Net expenses	492,765
Net investment income	23,524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,971,301
Swap agreements	(6,416,893)
Net realized loss	(445,592)
Net change in unrealized appreciation (depreciation) on:
Investments	2,989,658
Swap agreements	(3,288,153)
Net change in unrealized appreciation (depreciation)	(298,495)
Net realized and unrealized loss	(744,087)
Net decrease in net assets resulting from operations	$(720,563)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,524	$50,393
Net realized gain (loss) on investments	(445,592)	346,499
Net change in unrealized appreciation (depreciation) on investments	(298,495)	195,936
Net increase (decrease) in net assets resulting from operations	(720,563)	592,828

Distributions to shareholders:
A-Class	(13,489)	(137,475)
C-Class	(654)	(4,629)
P-Class	(20,444)	(13,269)
Institutional Class	(153,777)	(232,931)
Total distributions to shareholders	(188,364)	(388,304)

Capital share transactions:
Proceeds from sale of shares
A-Class	975,860	15,384,801
C-Class	7,807	305,070
P-Class	2,215,863	9,192,551
Institutional Class	31,443,629	34,862,781
Distributions reinvested
A-Class	9,981	133,439
C-Class	654	4,629
P-Class	19,996	13,147
Institutional Class	153,777	232,932
Cost of shares redeemed
A-Class	(8,033,427)	(6,481,122)
C-Class	(63,926)	(119,128)
P-Class	(7,092,999)	(1,198,642)
Institutional Class	(11,686,036)	(3,432,966)
Net increase from capital share transactions	7,951,179	48,897,492
Net increase in net assets	7,042,252	49,102,016

Net assets:
Beginning of period	57,814,491	8,712,475
End of period	$64,856,743	$57,814,491

Capital share activity:
Shares sold
A-Class	35,199	537,993
C-Class	287	11,172
P-Class	82,546	338,094
Institutional Class	1,142,901	1,249,909
Shares issued from reinvestment of distributions
A-Class	362	5,172
C-Class	25	185
P-Class	751	527
Institutional Class	5,633	9,127
Shares redeemed
A-Class	(285,069)	(229,755)
C-Class	(2,410)	(4,292)
P-Class	(265,861)	(44,287)
Institutional Class	(427,122)	(124,553)
Net increase in shares	287,242	1,749,292

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$28.18	$26.95	$25.16	$26.47	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.04)	(.02)	.25	.50	.08	.24
Net gain (loss) on investments (realized and unrealized)	(.35)	2.30	1.78	(.41)	1.94	(.79)
Total from investment operations	(.39)	2.28	2.03	.09	2.02	(.55)
Less distributions from:
Net investment income	—	(.25)	(.01)	—	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—	—
Total distributions	(.06)	(1.05)	(.24)	(1.40)	—	—
Net asset value, end of period	$27.73	$28.18	$26.95	$25.16	$26.47	$24.45

Total Return[d]	(1.39%)	8.81%	8.12%	0.13%	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,618	$11,723	$2,766	$2,482	$109	$100
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.06%)	0.96%	2.00%	0.31%	1.66%
Total expenses[e]	2.02%	2.38%	3.99%	5.01%	4.88%	3.74%
Net expenses[f,g,h]	1.64%	1.65%	1.62%	1.65%	1.65%	1.64%
Portfolio turnover rate	240%	355%	180%	216%	145%	135%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$27.20	$26.07	$24.67	$26.16	$24.35	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.13)	(.15)	.05	.12	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	(.35)	2.16	1.70	(.21)	1.92	(.77)
Total from investment operations	(.48)	2.01	1.75	(.09)	1.81	(.65)
Less distributions from:
Net investment income	—	(.08)	(.12)	—	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—	—
Total distributions	(.06)	(.88)	(.35)	(1.40)	—	—
Net asset value, end of period	$26.66	$27.20	$26.07	$24.67	$26.16	$24.35

Total Return[d]	(1.74%)	7.99%	7.15%	(0.59%)	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271	$333	$135	$134	$143	$97
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(0.56%)	0.18%	0.47%	(0.52%)	0.93%
Total expenses[e]	2.71%	3.17%	4.66%	5.72%	5.70%	4.47%
Net expenses[f,g,h]	2.39%	2.40%	2.40%	2.38%	2.40%	2.38%
Portfolio turnover rate	240%	355%	180%	216%	145%	135%

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$27.23	$26.10	$25.14	$26.48	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.04)	—	.20	.33	.16	.26
Net gain (loss) on investments (realized and unrealized)	(.35)	2.20	1.71	(.27)	1.87	(.81)
Total from investment operations	(.39)	2.20	1.91	.06	2.03	(.55)
Less distributions from:
Net investment income	—	(.27)	(.72)	—	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—	—
Total distributions	(.06)	(1.07)	(.95)	(1.40)	—	—
Net asset value, end of period	$26.78	$27.23	$26.10	$25.14	$26.48	$24.45

Total Return	(1.43%)	8.79%	7.80%	0.09%	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,334	$8,360	$332	$488	$324	$124
Ratios to average net assets:
Net investment income (loss)	(0.27%)	0.00%	0.77%	1.26%	0.52%	1.64%
Total expenses[e]	1.85%	2.00%	4.05%	4.93%	5.18%	3.65%
Net expenses[f,g,h]	1.64%	1.65%	1.65%	1.65%	1.65%	1.66%
Portfolio turnover rate	240%	355%	180%	216%	145%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$27.92	$26.74	$25.32	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.03	.09	.31	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	(.39)	2.23	1.73	(.21)	1.94	(.79)
Total from investment operations	(.36)	2.32	2.04	.15	2.08	(.51)
Less distributions from:
Net investment income	(.02)	(.34)	(.39)	—	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—	—
Total distributions	(.08)	(1.14)	(.62)	(1.40)	—	—
Net asset value, end of period	$27.48	$27.92	$26.74	$25.32	$26.57	$24.49

Total Return	(1.27%)	9.06%	8.19%	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,635	$37,399	$5,479	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	0.18%	0.32%	1.18%	1.39%	0.55%	1.92%
Total expenses[e]	1.54%	1.85%	3.57%	4.59%	4.52%	3.41%
Net expenses[f,g,h]	1.39%	1.40%	1.40%	1.40%	1.40%	1.39%
Portfolio turnover rate	240%	355%	180%	216%	145%	135%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	—	0.22%
C-Class	—	0.00%*	0.02%	—	0.22%
P-Class	—	0.00%*	0.01%	—	0.16%
Institutional Class	—	0.00%*	0.03%	—	0.18%

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17	9/30/16
A-Class	1.63%	1.65%	1.62%	1.65%	1.63%	1.63%
C-Class	2.38%	2.40%	2.40%	2.37%	2.37%	2.37%
P-Class	1.63%	1.64%	1.65%	1.65%	1.63%	1.65%
Institutional Class	1.38%	1.40%	1.40%	1.40%	1.38%	1.38%

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Prologis, Inc.	7.3%
Equinix, Inc.	6.1%
Public Storage	3.7%
Welltower, Inc.	3.5%
Equity Residential	3.4%
Simon Property Group, Inc.	3.4%
AvalonBay Communities, Inc.	3.1%
Digital Realty Trust, Inc.	3.0%
Ventas, Inc.	2.7%
Invitation Homes, Inc.	2.7%
Top Ten Total	38.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (03/28/14)
A-Class Shares	17.64%	27.07%	8.91%	10.61%
A-Class Shares with sales charge‡	12.07%	21.02%	7.85%	9.84%
C-Class Shares	17.17%	26.04%	8.07%	9.76%
C-Class Shares with CDSC§	16.17%	25.04%	8.07%	9.76%
Institutional Class Shares	17.81%	27.41%	9.21%	10.92%
FTSE NAREIT Equity REITs Total Return Index	21.47%	37.78%	5.33%	7.79%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	17.60%	26.97%	8.87%	8.52%
FTSE NAREIT Equity REITs Total Return Index	21.47%	37.78%	5.33%	6.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 93.4%

REITs - 92.1%
REITs-Diversified - 15.8%
Equinix, Inc.[1,2]	36,961	$25,118,326
Digital Realty Trust, Inc.	87,296	12,294,769
Gaming and Leisure Properties, Inc.[2]	176,779	7,500,733
VICI Properties, Inc.[1]	208,407	5,885,414
Duke Realty Corp.[2]	103,728	4,349,315
Colony Capital, Inc.*	600,225	3,889,458
WP Carey, Inc.[2]	40,076	2,835,778
Safehold, Inc.	40,172	2,816,057
EPR Properties	16,249	757,041
Total REITs-Diversified		65,446,891

REITs-Apartments - 14.4%
Equity Residential	197,424	14,141,481
AvalonBay Communities, Inc.[2]	70,281	12,967,547
Invitation Homes, Inc.[2]	344,204	11,011,086
Essex Property Trust, Inc.	25,174	6,843,300
UDR, Inc.	119,640	5,247,411
Mid-America Apartment Communities, Inc.	23,490	3,391,016
American Homes 4 Rent — Class A2	75,172	2,506,235
Apartment Income REIT Corp.[2]	57,766	2,470,074
Camden Property Trust[2]	10,187	1,119,653
Total REITs-Apartments		59,697,803

REITs-Warehouse/Industries - 13.7%
Prologis, Inc.	285,062	30,216,572
CyrusOne, Inc.[2]	88,175	5,971,211
Americold Realty Trust[2]	135,268	5,203,760
Terreno Realty Corp.[2]	72,623	4,195,431
Rexford Industrial Realty, Inc.	83,016	4,184,006
Innovative Industrial Properties, Inc.	20,015	3,605,902
QTS Realty Trust, Inc. — Class A	52,874	3,280,303
Total REITs-Warehouse/Industries		56,657,185

REITs-Health Care - 11.6%
Welltower, Inc.	200,453	14,358,448
Ventas, Inc.[2]	212,786	11,350,005
Healthpeak Properties, Inc.[2]	334,662	10,622,172
Medical Properties Trust, Inc.	215,204	4,579,541
Omega Healthcare Investors, Inc.	105,367	3,859,593
CareTrust REIT, Inc.	148,644	3,461,176
Total REITs-Health Care		48,230,935

REITs-Office Property - 8.5%
Alexandria Real Estate Equities, Inc.[1,2]	66,678	10,955,195
Boston Properties, Inc.[2]	79,060	8,005,616
Hudson Pacific Properties, Inc.	130,280	3,534,496
SL Green Realty Corp.	45,717	3,199,713
Kilroy Realty Corp.	45,128	2,961,751
Highwoods Properties, Inc.[2]	61,571	2,643,859
Empire State Realty Trust, Inc. — Class A	194,605	2,165,954
JBG SMITH Properties	47,317	1,504,207
American Assets Trust, Inc.	5,930	192,369
Total REITs-Office Property		35,163,160

REITs-Storage - 7.5%
Public Storage	61,416	15,155,012
Extra Space Storage, Inc.[2]	64,631	8,566,839
Iron Mountain, Inc.	99,013	3,664,471
CubeSmart[2]	53,884	2,038,432
Life Storage, Inc.	19,449	1,671,642
Total REITs-Storage		31,096,396

REITs-Shopping Centers - 5.1%
Regency Centers Corp.	114,077	6,469,307
Brixmor Property Group, Inc.[2]	232,319	4,699,813
Weingarten Realty Investors	141,119	3,797,512
Kimco Realty Corp.	162,664	3,049,950
SITE Centers Corp.	132,943	1,802,707
Urban Edge Properties	100,865	1,666,290
Total REITs-Shopping Centers		21,485,579

REITs-Hotels - 4.8%
MGM Growth Properties LLC — Class A	125,588	4,096,681
Ryman Hospitality Properties, Inc.*	46,769	3,625,065
Xenia Hotels & Resorts, Inc.*	167,376	3,263,832
Pebblebrook Hotel Trust	124,187	3,016,502
DiamondRock Hospitality Co.*	292,240	3,010,072
Host Hotels & Resorts, Inc.*	99,561	1,677,603
Park Hotels & Resorts, Inc.*	63,347	1,367,028
Total REITs-Hotels		20,056,783

REITs-Single Tenant - 4.5%
Realty Income Corp.[2]	140,742	8,937,117
National Retail Properties, Inc.	112,063	4,938,616
Agree Realty Corp.[2]	71,759	4,830,098
NETSTREIT Corp.	2,728	50,441
Total REITs-Single Tenant		18,756,272

REITs-Regional Malls - 3.4%
Simon Property Group, Inc.	123,092	14,004,177

REITs-Manufactured Homes - 2.8%
Sun Communities, Inc.[2]	49,543	7,433,432
Equity LifeStyle Properties, Inc.	67,187	4,275,780
Total REITs-Manufactured Homes		11,709,212

Total REITs		382,304,393

Lodging - 0.8%
Hotels & Motels - 0.8%
Hilton Grand Vacations, Inc.*	81,999	3,074,143

Entertainment - 0.5%
Resorts/Theme Parks - 0.5%
Marriott Vacations Worldwide Corp.*	11,915	2,075,355

Real Estate - 0.0%
Real Estate Management/Services - 0.0%
Jones Lang LaSalle, Inc.*	806	144,306

Total Common Stocks
(Cost $343,039,909)		387,598,197

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Value
MONEY MARKET FUND† - 7.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	30,052,050	$30,052,050
Total Money Market Fund
(Cost $30,052,050)		30,052,050

Total Investments - 100.6%
(Cost $373,091,959)		$417,650,247

COMMON STOCKS SOLD SHORT† - (1.8)%
Lodging - (0.0)%
Hotels & Motels - (0.0)%
Hyatt Hotels Corp. — Class A*	2,981	(246,529)

REITs - (1.8)%
REITs-Hotels - (0.1)%
RLJ Lodging Trust	10,632	(164,583)
Sunstone Hotel Investors, Inc.*	13,226	(164,796)
Apple Hospitality REIT, Inc.	11,950	(174,112)
Total REITs-Hotels		(503,491)

REITs-Storage - (0.1)%
Life Storage, Inc.	2,776	(238,554)
CubeSmart	8,299	(313,951)
Total REITs-Storage		(552,505)

REITs-Single Tenant - (0.1)%
Essential Properties Realty Trust, Inc.	10,523	(240,240)
STORE Capital Corp.	10,130	(339,355)
Total REITs-Single Tenant		(579,595)

REITs-Warehouse/Industries - (0.2)%
Industrial Logistics Properties Trust	4,037	(93,376)
STAG Industrial, Inc.	5,273	(177,226)
Monmouth Real Estate Investment Corp.	18,914	(334,589)
Total REITs-Warehouse/Industries		(605,191)

REITs-Apartments - (0.2)%
American Homes 4 Rent — Class A	2,678	(89,285)
Apartment Income REIT Corp.	3,320	(141,963)
Independence Realty Trust, Inc.	9,414	(143,093)
Mid-America Apartment Communities, Inc.	2,439	(352,094)
Total REITs-Apartments		(726,435)

REITs-Shopping Centers - (0.2)%
SITE Centers Corp.	8,177	(110,880)
Retail Properties of America, Inc. — Class A	22,188	(232,530)
Retail Opportunity Investments Corp.	14,975	(237,653)
Federal Realty Investment Trust	2,365	(239,929)
Total REITs-Shopping Centers		(820,992)

REITs-Health Care - (0.2)%
Physicians Realty Trust	3,089	(54,583)
Healthcare Realty Trust, Inc.	5,279	(160,059)
Healthcare Trust of America, Inc. — Class A	6,011	(165,783)
LTC Properties, Inc.	5,756	(240,140)
National Health Investors, Inc.	3,345	(241,777)
Total REITs-Health Care		(862,342)

REITs-Office Property - (0.3)%
Office Properties Income Trust	3,409	(93,816)
Easterly Government Properties, Inc.	5,593	(115,943)
Cousins Properties, Inc.	4,077	(144,122)
Equity Commonwealth	5,610	(155,958)
Corporate Office Properties Trust	6,803	(179,123)
VEREIT, Inc.	6,331	(244,503)
SL Green Realty Corp.	4,962	(347,290)
Total REITs-Office Property		(1,280,755)

REITs-Diversified - (0.4)%
American Finance Trust, Inc.	4,996	(49,061)
PS Business Parks, Inc.	695	(107,433)
Washington Real Estate Investment Trust	8,934	(197,441)
Digital Realty Trust, Inc.	7,956	(1,120,523)
Total REITs-Diversified		(1,474,458)

Total REITs		(7,405,764)

Total Common Stocks Sold Short
(Proceeds $7,208,381)		(7,652,293)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.2)%
Vanguard Real Estate ETF	7,913	(726,888)
Total Exchange-Traded Funds Sold Short
(Proceeds $693,439)		(726,888)

Total Securities Sold Short - (2.0)%
(Proceeds $7,901,820)		$(8,379,181)
Other Assets & Liabilities, net - 1.4%		5,639,320
Total Net Assets - 100.0%		$414,910,386

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.47% (Federal Funds Rate + 0.40%)	At Maturity	06/12/24	$45,989,271	$3,330,016
Goldman Sachs International	GS Equity Custom Basket	0.52% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	45,989,280	3,324,239
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.47% (Federal Funds Rate + 0.40%)	At Maturity	10/22/25	13,865,823	300,669
Goldman Sachs International	GS Equity Custom Basket	0.52% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	13,850,616	295,151
					$119,694,990	$7,250,075
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	(0.13)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$45,420,864	$(2,306,936)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.23)% (Federal Funds Rate - 0.30%)	At Maturity	06/12/24	45,415,604	(2,311,386)
					$90,836,468	$(4,618,322)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Innovative Industrial Properties, Inc.	5,550	2.17%	$463,831
Weingarten Realty Investors	63,699	3.73%	437,901
Safehold, Inc.	7,835	1.19%	286,754
Extra Space Storage, Inc.	15,342	4.42%	261,147
Ventas, Inc.	28,109	3.26%	255,598
Regency Centers Corp.	41,359	5.10%	248,583
Equity Residential	24,761	3.86%	170,909
VICI Properties, Inc.	41,550	2.55%	145,912
Jones Lang LaSalle, Inc.	4,958	1.93%	138,938
Gaming and Leisure Properties, Inc.	34,488	3.18%	128,181
AvalonBay Communities, Inc.	11,256	4.52%	122,966
Sun Communities, Inc.	11,092	3.62%	121,325
Terreno Realty Corp.	15,815	1.99%	110,077
Public Storage	5,933	3.18%	93,701
Healthpeak Properties, Inc.	40,285	2.78%	92,401
Hudson Pacific Properties, Inc.	68,495	4.04%	83,058
American Assets Trust, Inc.	36,445	2.57%	61,968
Welltower, Inc.	16,470	2.57%	61,172
Americold Realty Trust	27,745	2.32%	53,258
Highwoods Properties, Inc.	31,413	2.93%	46,724
Invitation Homes, Inc.	17,171	1.19%	45,432
Alexandria Real Estate Equities, Inc.	6,060	2.16%	30,247
Agree Realty Corp.	17,235	2.52%	25,914
Prologis, Inc.	11,256	2.59%	24,223
Boston Properties, Inc.	12,430	2.74%	17,284
CyrusOne, Inc.	15,151	2.23%	15,360
Realty Income Corp.	16,370	2.26%	12,028
NETSTREIT Corp.	16,771	0.67%	7,849
Xenia Hotels & Resorts, Inc.	60,514	2.57%	2,043
Host Hotels & Resorts, Inc.	61,324	2.25%	(2,819)
MGM Growth Properties LLC — Class A	27,754	1.97%	(4,819)
Brixmor Property Group, Inc.	43,625	1.92%	(11,663)
Medical Properties Trust, Inc.	44,517	2.06%	(29,189)
Ryman Hospitality Properties, Inc.	15,260	2.57%	(32,812)
CareTrust REIT, Inc.	44,990	2.28%	(33,647)
Empire State Realty Trust, Inc. — Class A	106,333	2.57%	(42,230)
Total Financial			3,407,605

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
Marriott Vacations Worldwide Corp.	4,413	1.67%	$(18,851)
Hilton Grand Vacations, Inc.	22,731	1.87%	(58,738)
Total Consumer, Cyclical			(77,589)
Total MS Equity Long Custom Basket			$3,330,016

MS EQUITY SHORT CUSTOM BASKET
Financial
Essential Properties Realty Trust, Inc.	64,665	(3.25)%	$43,965
Easterly Government Properties, Inc.	34,371	(1.57)%	38,215
Equity Commonwealth	34,471	(2.11)%	24,616
Federal Realty Investment Trust	14,533	(3.25)%	21,214
Office Properties Income Trust	15,626	(0.95)%	19,651
Cousins Properties, Inc.	25,053	(1.95)%	16,522
Apple Hospitality REIT, Inc.	73,437	(2.36)%	11,659
RLJ Lodging Trust	65,338	(2.23)%	10,666
Healthcare Trust of America, Inc. — Class A	36,937	(2.24)%	6,687
Sunstone Hotel Investors, Inc.	81,282	(2.23)%	6,439
Corporate Office Properties Trust	41,806	(2.42)%	2,677
Physicians Realty Trust	18,983	(0.74)%	2,520
LTC Properties, Inc.	35,372	(3.25)%	(4,074)
American Finance Trust, Inc.	30,700	(0.66)%	(6,016)
Healthcare Realty Trust, Inc.	32,442	(2.17)%	(13,646)
Industrial Logistics Properties Trust	24,807	(1.26)%	(21,822)
SITE Centers Corp.	50,251	(1.50)%	(31,558)
Digital Realty Trust, Inc.	7,581	(2.35)%	(39,227)
STAG Industrial, Inc.	32,406	(2.40)%	(45,469)
Independence Realty Trust, Inc.	57,849	(1.94)%	(61,629)
PS Business Parks, Inc.	4,268	(1.45)%	(63,895)
Retail Opportunity Investments Corp.	92,029	(3.22)%	(82,918)
Life Storage, Inc.	17,054	(3.23)%	(97,947)
VEREIT, Inc.	38,903	(3.31)%	(98,846)
National Health Investors, Inc.	20,557	(3.27)%	(100,300)
Washington Real Estate Investment Trust	54,901	(2.67)%	(108,085)
American Homes 4 Rent — Class A	39,276	(2.88)%	(114,995)
SL Green Realty Corp.	30,495	(4.70)%	(149,102)
CubeSmart	50,997	(4.25)%	(168,176)
Mid-America Apartment Communities, Inc.	14,988	(4.76)%	(173,715)
STORE Capital Corp.	62,254	(4.59)%	(218,729)
Monmouth Real Estate Investment Corp.	116,235	(4.53)%	(262,222)
Retail Properties of America, Inc. — Class A	136,355	(3.13)%	(478,779)
Total Financial			(2,136,319)

Exchange-Traded Funds
Vanguard Real Estate ETF	48,630	(9.84)%	(40,020)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	18,319	(3.34)%	(135,047)
Total MS Equity Short Custom Basket			$(2,311,386)

MS EQUITY LONG CUSTOM BASKET
Financial
Prologis, Inc.	10,340	7.90%	$64,960
Public Storage	2,206	3.93%	23,052
Digital Realty Trust, Inc.	2,941	2.99%	20,358
Simon Property Group, Inc.	4,493	3.69%	18,537
Equity Residential	7,060	3.65%	17,002
Extra Space Storage, Inc.	2,268	2.17%	16,826
Invitation Homes, Inc.	12,464	2.88%	16,143
Equinix, Inc.	1,349	6.61%	11,566
Americold Realty Trust	4,773	1.32%	11,278
Healthpeak Properties, Inc.	11,978	2.74%	11,105
Iron Mountain, Inc.	3,614	0.96%	9,018
VICI Properties, Inc.	7,361	1.50%	8,944
Weingarten Realty Investors	4,773	0.93%	8,789
AvalonBay Communities, Inc.	2,498	3.32%	8,746
Realty Income Corp.	5,040	2.31%	8,658
UDR, Inc.	4,367	1.38%	7,848
Mid-America Apartment Communities, Inc.	857	0.89%	6,374
Regency Centers Corp.	3,919	1.60%	6,161
Duke Realty Corp.	3,786	1.14%	5,970
Rexford Industrial Realty, Inc.	3,030	1.10%	5,738
Pebblebrook Hotel Trust	4,533	0.79%	5,707
National Retail Properties, Inc.	4,091	1.30%	5,073
Equity LifeStyle Properties, Inc.	2,452	1.13%	4,777
American Homes 4 Rent — Class A	3,817	0.92%	4,703
Welltower, Inc.	7,220	3.73%	4,408
CyrusOne, Inc.	3,129	1.53%	3,203
WP Carey, Inc.	1,463	0.75%	3,177

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Highwoods Properties, Inc.	1,957	0.61%	$2,877
Park Hotels & Resorts, Inc.	2,333	0.36%	2,796
CubeSmart	1,967	0.54%	2,444
Camden Property Trust	371	0.29%	2,262
SITE Centers Corp.	4,853	0.47%	2,170
Terreno Realty Corp.	2,557	1.07%	2,159
Agree Realty Corp.	2,517	1.22%	1,946
Kimco Realty Corp.	5,938	0.80%	1,891
Apartment Income REIT Corp.	1,334	0.41%	1,805
Sun Communities, Inc.	1,742	1.88%	1,780
Life Storage, Inc.	710	0.44%	1,229
Essex Property Trust, Inc.	919	1.80%	1,204
DiamondRock Hospitality Co.	10,669	0.79%	1,061
Host Hotels & Resorts, Inc.	3,270	0.40%	1,044
Alexandria Real Estate Equities, Inc.	2,391	2.83%	920
Colony Capital, Inc.	21,912	1.02%	857
Kilroy Realty Corp.	1,647	0.78%	434
Hudson Pacific Properties, Inc.	4,349	0.85%	244
Omega Healthcare Investors, Inc.	2,658	0.70%	135
Innovative Industrial Properties, Inc.	697	0.91%	124
MGM Growth Properties LLC — Class A	4,420	1.04%	16
QTS Realty Trust, Inc. — Class A	1,930	0.86%	(647)
Xenia Hotels & Resorts, Inc.	6,715	0.94%	(817)
EPR Properties	593	0.20%	(858)
Brixmor Property Group, Inc.	8,222	1.20%	(973)
Urban Edge Properties	3,682	0.44%	(1,052)
Gaming and Leisure Properties, Inc.	6,248	1.91%	(1,106)
JBG SMITH Properties	1,727	0.40%	(1,701)
Medical Properties Trust, Inc.	7,592	1.17%	(1,916)
Empire State Realty Trust, Inc. — Class A	6,872	0.55%	(1,933)
Safehold, Inc.	1,420	0.72%	(2,524)
Ryman Hospitality Properties, Inc.	1,616	0.90%	(3,506)
CareTrust REIT, Inc.	7,235	1.21%	(4,226)
Ventas, Inc.	7,601	2.92%	(4,429)
Boston Properties, Inc.	2,812	2.05%	(5,852)
SL Green Realty Corp.	1,670	0.88%	(6,531)
Total Financial			309,448

Consumer, Cyclical
Hilton Grand Vacations, Inc.	2,858	0.77%	(4,022)
Marriott Vacations Worldwide Corp.	408	0.51%	(4,757)
Total Consumer, Cyclical			(8,779)
Total MS Equity Long Custom Basket			$300,669

GS EQUITY LONG CUSTOM BASKET
Financial
Innovative Industrial Properties, Inc.	5,550	2.17%	$469,242
Weingarten Realty Investors	63,699	3.73%	435,371
Safehold, Inc.	7,835	1.19%	286,418
Extra Space Storage, Inc.	15,342	4.42%	261,192
Ventas, Inc.	28,109	3.26%	255,257
Regency Centers Corp.	41,359	5.10%	247,885
Equity Residential	24,761	3.86%	167,346
VICI Properties, Inc.	41,550	2.55%	144,735
Jones Lang LaSalle, Inc.	4,958	1.93%	139,246
Gaming and Leisure Properties, Inc.	34,488	3.18%	128,824
Sun Communities, Inc.	11,092	3.62%	122,438
AvalonBay Communities, Inc.	11,256	4.52%	120,994
Terreno Realty Corp.	15,815	1.99%	111,829
Public Storage	5,933	3.18%	93,949
Healthpeak Properties, Inc.	40,285	2.78%	93,365
Hudson Pacific Properties, Inc.	68,495	4.04%	82,672
American Assets Trust, Inc.	36,445	2.57%	70,600
Welltower, Inc.	16,470	2.57%	60,780
Americold Realty Trust	27,745	2.32%	52,304
Highwoods Properties, Inc.	31,413	2.93%	46,205
Invitation Homes, Inc.	17,171	1.19%	45,682
Alexandria Real Estate Equities, Inc.	6,060	2.16%	30,237
Prologis, Inc.	11,256	2.59%	23,664
Agree Realty Corp.	17,235	2.52%	19,545
Boston Properties, Inc.	12,430	2.74%	16,700
CyrusOne, Inc.	15,151	2.23%	15,835
Realty Income Corp.	16,370	2.26%	11,336
NETSTREIT Corp.	16,771	0.67%	6,526
Xenia Hotels & Resorts, Inc.	60,514	2.57%	1,796
Host Hotels & Resorts, Inc.	61,324	2.25%	(2,247)
MGM Growth Properties LLC — Class A	27,754	1.97%	(4,907)
Brixmor Property Group, Inc.	43,625	1.92%	(11,347)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Medical Properties Trust, Inc.	44,517	2.06%	$(29,186)
Ryman Hospitality Properties, Inc.	15,260	2.57%	(33,577)
CareTrust REIT, Inc.	44,990	2.28%	(34,292)
Empire State Realty Trust, Inc. — Class A	106,333	2.59%	(41,910)
Total Financial			3,404,507

Consumer, Cyclical
Marriott Vacations Worldwide Corp.	4,413	1.67%	(20,957)
Hilton Grand Vacations, Inc.	22,731	1.85%	(59,311)
Total Consumer, Cyclical			(80,268)
Total GS Equity Long Custom Basket			$3,324,239

GS EQUITY SHORT CUSTOM BASKET
Financial
Essential Properties Realty Trust, Inc.	64,665	(3.25)%	$44,581
Easterly Government Properties, Inc.	34,371	(1.57)%	38,230
Equity Commonwealth	34,471	(2.11)%	25,121
Federal Realty Investment Trust	14,533	(3.25)%	19,991
Office Properties Income Trust	15,626	(0.95)%	19,273
Cousins Properties, Inc.	25,053	(1.95)%	16,411
Apple Hospitality REIT, Inc.	73,437	(2.36)%	11,906
RLJ Lodging Trust	65,338	(2.23)%	10,822
Healthcare Trust of America, Inc. — Class A	36,937	(2.24)%	6,996
Sunstone Hotel Investors, Inc.	81,282	(2.23)%	6,218
Corporate Office Properties Trust	41,806	(2.42)%	2,649
Physicians Realty Trust	18,983	(0.74)%	2,613
Apartment Income REIT Corp.	123	(0.01)%	52
LTC Properties, Inc.	35,372	(3.25)%	(2,967)
American Finance Trust, Inc.	30,700	(0.66)%	(5,094)
Healthcare Realty Trust, Inc.	32,442	(2.17)%	(13,893)
Industrial Logistics Properties Trust	24,807	(1.26)%	(21,815)
SITE Centers Corp.	50,251	(1.50)%	(31,111)
Digital Realty Trust, Inc.	7,581	(2.35)%	(38,955)
STAG Industrial, Inc.	32,406	(2.40)%	(44,751)
Independence Realty Trust, Inc.	57,849	(1.94)%	(61,648)
PS Business Parks, Inc.	4,268	(1.45)%	(64,345)
Retail Opportunity Investments Corp.	92,029	(3.22)%	(85,567)
Life Storage, Inc.	17,054	(3.23)%	(97,809)
VEREIT, Inc.	38,903	(3.31)%	(98,521)
National Health Investors, Inc.	20,557	(3.27)%	(100,736)
Washington Real Estate Investment Trust	54,901	(2.67)%	(107,335)
American Homes 4 Rent — Class A	39,276	(2.88)%	(114,755)
SL Green Realty Corp.	30,495	(4.70)%	(149,516)
CubeSmart	50,997	(4.25)%	(167,903)
Mid-America Apartment Communities, Inc.	14,988	(4.76)%	(173,482)
STORE Capital Corp.	62,254	(4.59)%	(216,465)
Monmouth Real Estate Investment Corp.	116,235	(4.53)%	(261,982)
Retail Properties of America, Inc. — Class A	136,355	(3.12)%	(477,847)
Total Financial			(2,131,634)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	18,319	(3.34)%	(135,169)

Exchange-Traded Funds
Vanguard Real Estate ETF	48,630	(9.84)%	(40,133)
Total GS Equity Short Custom Basket			$(2,306,936)

GS EQUITY LONG CUSTOM BASKET
Financial
Prologis, Inc.	10,340	7.91%	$64,680
Public Storage	2,206	3.93%	22,901
Digital Realty Trust, Inc.	2,941	2.99%	20,326
Simon Property Group, Inc.	4,493	3.69%	18,435
Equity Residential	7,060	3.65%	16,942
Extra Space Storage, Inc.	2,268	2.17%	16,788
Invitation Homes, Inc.	12,464	2.88%	16,077
Americold Realty Trust	4,773	1.33%	11,333
Healthpeak Properties, Inc.	11,978	2.74%	11,086
Equinix, Inc.	1,349	6.62%	10,879
Iron Mountain, Inc.	3,614	0.97%	9,015
VICI Properties, Inc.	7,361	1.50%	8,968
Weingarten Realty Investors	4,773	0.93%	8,782
AvalonBay Communities, Inc.	2,498	3.33%	8,701
Realty Income Corp.	5,040	2.31%	8,683
UDR, Inc.	4,367	1.38%	7,832
Mid-America Apartment Communities, Inc.	857	0.89%	6,421
Regency Centers Corp.	3,919	1.60%	6,148
Duke Realty Corp.	3,786	1.15%	5,919

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Rexford Industrial Realty, Inc.	3,030	1.10%	$5,705
Pebblebrook Hotel Trust	4,533	0.79%	5,677
National Retail Properties, Inc.	4,091	1.30%	4,819
Equity LifeStyle Properties, Inc.	2,452	1.13%	4,805
American Homes 4 Rent — Class A	3,817	0.92%	4,727
Welltower, Inc.	7,220	3.73%	4,249
CyrusOne, Inc.	3,129	1.53%	3,254
WP Carey, Inc.	1,463	0.75%	3,120
Highwoods Properties, Inc.	1,957	0.61%	2,836
CubeSmart	1,967	0.54%	2,439
Camden Property Trust	371	0.29%	2,244
SITE Centers Corp.	4,853	0.48%	2,203
Terreno Realty Corp.	2,557	1.07%	2,169
Agree Realty Corp.	2,517	1.22%	1,943
Kimco Realty Corp.	5,938	0.80%	1,859
Apartment Income REIT Corp.	1,334	0.41%	1,834
Sun Communities, Inc.	1,742	1.89%	1,628
Life Storage, Inc.	710	0.44%	1,253
Essex Property Trust, Inc.	919	1.80%	1,231
Host Hotels & Resorts, Inc.	3,270	0.40%	1,042
DiamondRock Hospitality Co.	10,669	0.79%	1,033
Colony Capital, Inc.	21,912	1.03%	888
Alexandria Real Estate Equities, Inc.	2,391	2.84%	752
Kilroy Realty Corp.	1,647	0.78%	407
Hudson Pacific Properties, Inc.	4,349	0.85%	222
Omega Healthcare Investors, Inc.	2,658	0.70%	112
Innovative Industrial Properties, Inc.	697	0.91%	103
MGM Growth Properties LLC — Class A	4,420	1.04%	(35)
Xenia Hotels & Resorts, Inc.	8,517	1.20%	(585)
QTS Realty Trust, Inc. — Class A	1,930	0.86%	(693)
Brixmor Property Group, Inc.	8,222	1.20%	(840)
EPR Properties	593	0.20%	(855)
Urban Edge Properties	3,682	0.44%	(1,095)
Gaming and Leisure Properties, Inc.	6,248	1.91%	(1,236)
JBG SMITH Properties	1,727	0.40%	(1,720)
Medical Properties Trust, Inc.	7,592	1.17%	(1,920)
Empire State Realty Trust, Inc. — Class A	6,872	0.55%	(1,935)
Safehold, Inc.	1,420	0.72%	(2,640)
Ryman Hospitality Properties, Inc.	1,616	0.90%	(3,552)
CareTrust REIT, Inc.	7,235	1.22%	(4,294)
Ventas, Inc.	7,601	2.93%	(4,559)
Boston Properties, Inc.	2,812	2.06%	(5,915)
SL Green Realty Corp.	1,670	0.85%	(6,531)
Total Financial			304,065

Consumer, Cyclical
Hilton Grand Vacations, Inc.	2,858	0.77%	(4,062)
Marriott Vacations Worldwide Corp.	408	0.51%	(4,852)
Total Consumer, Cyclical			(8,914)
Total GS Equity Long Custom Basket			$295,151

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at March 31, 2021.
[2]	All or a portion of this security is pledged as custom basket swap collateral at March 31, 2021.
[3]	Rate indicated is the 7-day yield as of March 31, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
RISK MANAGED REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$387,598,197	$—	$—	$387,598,197
Money Market Fund	30,052,050	—	—	30,052,050
Equity Custom Basket Swap Agreements**	—	7,250,075	—	7,250,075
Total Assets	$417,650,247	$7,250,075	$—	$424,900,322

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$7,652,293	$—	$—	$7,652,293
Exchange-Traded Funds Sold Short	726,888	—	—	726,888
Equity Custom Basket Swap Agreements**	—	4,618,322	—	4,618,322
Total Liabilities	$8,379,181	$4,618,322	$—	$12,997,503

**	This derivative is reported as unrealized appreciation/depreciation at period end.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $373,091,959)	$417,650,247
Cash	5,311,245
Unrealized appreciation on OTC swap agreements	7,250,075
Prepaid expenses	64,024
Receivables:
Securities sold	10,686,954
Dividends	1,283,487
Fund shares sold	330,625
Swap settlement	269,209
Interest	157
Other assets	25,208
Total assets	442,871,231

Liabilities:
Securities sold short, at value (proceeds $7,901,820)	8,379,181
Segregated cash due to broker	1,478,030
Unrealized depreciation on OTC swap agreements	4,618,322
Payable for:
Securities purchased	12,312,068
Fund shares redeemed	651,133
Management fees	245,381
Distributions to shareholders	199,600
Fund accounting/administration fees	26,064
Transfer agent/maintenance fees	8,295
Distribution and service fees	7,077
Trustees’ fees*	1,245
Due to Investment Adviser	686
Miscellaneous	33,763
Total liabilities	27,960,845
Net assets	$414,910,386

Net assets consist of:
Paid in capital	$367,271,996
Total distributable earnings (loss)	47,638,390
Net assets	$414,910,386

A-Class:
Net assets	$6,995,405
Capital shares outstanding	211,814
Net asset value per share	$33.03
Maximum offering price per share (Net asset value divided by 95.25%)	$34.68

C-Class:
Net assets	$3,105,631
Capital shares outstanding	94,794
Net asset value per share	$32.76

P-Class:
Net assets	$14,043,241
Capital shares outstanding	423,146
Net asset value per share	$33.19

Institutional Class:
Net assets	$390,766,109
Capital shares outstanding	11,680,262
Net asset value per share	$33.46

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$4,484,327
Interest	670
Total investment income	4,484,997

Expenses:
Management fees	1,343,402
Distribution and service fees:
A-Class	13,686
C-Class	14,152
P-Class	16,154
Transfer agent/maintenance fees:
A-Class	4,077
C-Class	1,649
P-Class	6,506
Institutional Class	96,405
Short sales dividend expense	150,846
Fund accounting/administration fees	125,378
Professional fees	32,917
Trustees’ fees*	12,305
Custodian fees	11,587
Line of credit fees	6,083
Interest expense	865
Miscellaneous	75,936
Recoupment of previously waived fees:
A-Class	632
C-Class	663
P-Class	4,137
Institutional Class	11,818
Total expenses	1,929,198
Less:
Expenses reimbursed by Adviser:
A-Class	(638)
C-Class	(292)
P-Class	(1,361)
Institutional Class	(8,816)
Expenses waived by Adviser	(3,885)
Earnings credits applied	(22)
Total waived/reimbursed expenses	(15,014)
Net expenses	1,914,184
Net investment income	2,570,813

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$22,669,686
Investments sold short	(1,697,945)
Swap agreements	135,818
Net realized gain	21,107,559
Net change in unrealized appreciation (depreciation) on:
Investments	35,894,036
Investments sold short	(299,234)
Swap agreements	413,080
Net change in unrealized appreciation (depreciation)	36,007,882
Net realized and unrealized gain	57,115,441
Net increase in net assets resulting from operations	$59,686,254

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,570,813	$3,220,961
Net realized gain on investments	21,107,559	12,964,702
Net change in unrealized appreciation (depreciation) on investments	36,007,882	(28,257,366)
Net increase (decrease) in net assets resulting from operations	59,686,254	(12,071,703)

Distributions to shareholders:
A-Class	(873,217)	(957,148)
C-Class	(178,952)	(113,526)
P-Class	(780,953)	(877,436)
Institutional Class	(20,556,936)	(12,530,172)
Total distributions to shareholders	(22,390,058)	(14,478,282)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,452,243	5,640,634
C-Class	708,778	2,155,146
P-Class	4,396,006	11,549,513
Institutional Class	108,930,724	154,929,010
Distributions reinvested
A-Class	858,530	944,537
C-Class	167,316	104,891
P-Class	780,953	877,436
Institutional Class	16,807,077	10,433,798
Cost of shares redeemed
A-Class	(12,791,941)	(5,310,772)
C-Class	(486,096)	(1,173,851)
P-Class	(4,633,517)	(31,799,723)
Institutional Class	(60,582,621)	(53,391,937)
Net increase from capital share transactions	56,607,452	94,958,682
Net increase in net assets	93,903,648	68,408,697

Net assets:
Beginning of period	321,006,738	252,598,041
End of period	$414,910,386	$321,006,738

Capital share activity:
Shares sold
A-Class	77,808	181,753
C-Class	22,793	67,526
P-Class	140,090	354,802
Institutional Class	3,473,478	5,166,648
Shares issued from reinvestment of distributions
A-Class	28,206	29,970
C-Class	5,535	3,334
P-Class	25,434	27,630
Institutional Class	542,338	329,330
Shares redeemed
A-Class	(423,267)	(171,692)
C-Class	(15,747)	(39,458)
P-Class	(145,828)	(967,278)
Institutional Class	(1,910,663)	(1,724,186)
Net increase in shares	1,820,177	3,258,379

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$29.97	$34.11	$28.93	$29.70	$28.87	$29.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.31	.34	.41	.03	.19
Net gain (loss) on investments (realized and unrealized)	4.94	(2.53)	5.65	.38	2.08	3.84
Total from investment operations	5.11	(2.22)	5.99	.79	2.11	4.03
Less distributions from:
Net investment income	(.31)	(.63)	(.55)	(.52)	(.57)	(1.12)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(2.05)	(1.92)	(.81)	(1.56)	(1.28)	(4.93)
Net asset value, end of period	$33.03	$29.97	$34.11	$28.93	$29.70	$28.87

Total Return[c]	17.64%	(6.73%)	21.12%	2.70%	7.54%	14.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,995	$15,857	$16,682	$13,772	$2,196	$743
Ratios to average net assets:
Net investment income (loss)	1.11%	0.99%	1.09%	1.42%	0.09%	0.66%
Total expenses[d]	1.32%	1.71%	1.89%	1.78%	1.45%	1.93%
Net expenses[e,f,g]	1.31%	1.70%	1.88%	1.76%	1.33%	1.78%
Portfolio turnover rate	59%	180%	122%	107%	85%	133%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$29.76	$33.88	$28.75	$29.54	$28.77	$29.56
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.08	.11	.15	(.19)	.02
Net gain (loss) on investments (realized and unrealized)	4.87	(2.53)	5.60	.42	2.06	3.77
Total from investment operations	4.93	(2.45)	5.71	.57	1.87	3.79
Less distributions from:
Net investment income	(.19)	(.38)	(.32)	(.32)	(.39)	(.77)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(1.93)	(1.67)	(.58)	(1.36)	(1.10)	(4.58)
Net asset value, end of period	$32.76	$29.76	$33.88	$28.75	$29.54	$28.77

Total Return[c]	17.17%	(7.48%)	20.23%	1.93%	6.71%	14.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,106	$2,446	$1,721	$867	$725	$518
Ratios to average net assets:
Net investment income (loss)	0.42%	0.26%	0.35%	0.53%	(0.66%)	0.08%
Total expenses[d]	2.15%	2.54%	2.73%	2.71%	2.27%	3.32%
Net expenses[e,f,g]	2.12%	2.51%	2.65%	2.53%	2.08%	2.53%
Portfolio turnover rate	59%	180%	122%	107%	85%	133%

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$30.12	$34.30	$29.09	$29.85	$29.01	$29.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.22	.60	.37	.13	.16
Net gain (loss) on investments (realized and unrealized)	4.95	(2.48)	5.42	.43	1.98	3.88
Total from investment operations	5.12	(2.26)	6.02	.80	2.11	4.04
Less distributions from:
Net investment income	(.31)	(.63)	(.55)	(.52)	(.56)	(.99)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(2.05)	(1.92)	(.81)	(1.56)	(1.27)	(4.80)
Net asset value, end of period	$33.19	$30.12	$34.30	$29.09	$29.85	$29.01

Total Return	17.60%	(6.81%)	21.12%	2.68%	7.53%	14.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,043	$12,152	$33,894	$4,217	$2,564	$82
Ratios to average net assets:
Net investment income (loss)	1.08%	0.70%	1.87%	1.29%	0.42%	0.56%
Total expenses[d]	1.40%	1.84%	1.93%	1.88%	1.51%	1.88%
Net expenses[e,f,g]	1.37%	1.78%	1.89%	1.78%	1.30%	1.78%
Portfolio turnover rate	59%	180%	122%	107%	85%	133%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$30.34	$34.51	$29.27	$30.04	$29.18	$29.90
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.41	.43	.46	.11	.26
Net gain (loss) on investments (realized and unrealized)	5.00	(2.58)	5.71	.43	2.10	3.89
Total from investment operations	5.23	(2.17)	6.14	.89	2.21	4.15
Less distributions from:
Net investment income	(.37)	(.71)	(.64)	(.62)	(.64)	(1.06)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(2.11)	(2.00)	(.90)	(1.66)	(1.35)	(4.87)
Net asset value, end of period	$33.46	$30.34	$34.51	$29.27	$30.04	$29.18

Total Return	17.81%	(6.48%)	21.46%	2.98%	7.87%	15.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$390,766	$290,551	$200,301	$154,245	$123,037	$111,823
Ratios to average net assets:
Net investment income (loss)	1.47%	1.31%	1.38%	1.56%	0.38%	0.91%
Total expenses[d]	1.05%	1.43%	1.61%	1.51%	1.02%	1.50%
Net expenses[e,f,g]	1.04%	1.43%	1.60%	1.50%	1.01%	1.50%
Portfolio turnover rate	59%	180%	122%	107%	85%	133%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.01%	0.02%	0.03%	0.03%	0.02%
C-Class	0.05%	0.04%	0.01%	0.01%	0.00%*
P-Class	0.06%	0.02%	0.02%	0.01%	0.00%*
Institutional Class	0.01%	0.01%	0.01%	0.02%	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.22%	1.23%	1.27%	1.29%	1.30%	1.29%
C-Class	2.03%	2.05%	2.05%	2.05%	2.04%	2.03%
P-Class	1.29%	1.30%	1.30%	1.30%	1.29%	1.28%
Institutional Class	0.95%	0.96%	1.00%	1.03%	0.97%	1.00%

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	2.4%
Pinnacle Financial Partners, Inc.	2.2%
iShares Russell 2000 Value ETF	2.2%
Range Resources Corp.	1.9%
First Horizon Corp.	1.9%
Synovus Financial Corp.	1.9%
Evolent Health, Inc. — Class A	1.7%
MDU Resources Group, Inc.	1.6%
Abercrombie & Fitch Co. — Class A	1.5%
Encompass Health Corp.	1.5%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	50.91%	78.10%	9.82%	7.69%
A-Class Shares with sales charge‡	43.73%	69.61%	8.76%	7.16%
C-Class Shares	50.36%	76.82%	8.98%	6.88%
C-Class Shares with CDSC§	49.36%	75.82%	8.98%	6.88%
Institutional Class Shares	51.04%	78.55%	10.09%	7.95%
Russell 2000 Value Index	61.59%	97.05%	13.56%	10.06%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	50.89%	78.05%	9.82%	7.46%
Russell 2000 Value Index	61.59%	97.05%	13.56%	10.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 94.3%

Financial - 29.8%
Pinnacle Financial Partners, Inc.	1,877	$166,415
First Horizon Corp.	8,381	141,723
Synovus Financial Corp.	3,046	139,354
Physicians Realty Trust REIT	6,281	110,985
Investors Bancorp, Inc.	7,289	107,075
CNO Financial Group, Inc.	4,045	98,253
Hilltop Holdings, Inc.	2,806	95,769
Lexington Realty Trust REIT	8,172	90,791
Axis Capital Holdings Ltd.	1,793	88,879
Cathay General Bancorp	2,146	87,514
Simmons First National Corp. — Class A	2,938	87,170
BOK Financial Corp.	958	85,568
Radian Group, Inc.	3,075	71,494
Hanmi Financial Corp.	3,541	69,864
MGIC Investment Corp.	4,838	67,006
Heritage Insurance Holdings, Inc.	5,840	64,707
Stifel Financial Corp.	984	63,035
Hancock Whitney Corp.	1,406	59,066
Flagstar Bancorp, Inc.	1,277	57,593
Zions Bancorp North America	1,019	56,004
Independent Bank Group, Inc.	658	47,534
Kennedy-Wilson Holdings, Inc.	2,301	46,503
Berkshire Hills Bancorp, Inc.	2,052	45,801
Apple Hospitality REIT, Inc.	2,954	43,040
Sunstone Hotel Investors, Inc. REIT*	3,446	42,937
Park Hotels & Resorts, Inc. REIT*	1,923	41,499
Piedmont Office Realty Trust, Inc. — Class A REIT	2,297	39,899
Heartland Financial USA, Inc.	764	38,399
Old Republic International Corp.	1,688	36,866
RMR Group, Inc. — Class A	797	32,526
UMB Financial Corp.	182	16,804
Total Financial		2,240,073

Industrial - 18.6%
MDU Resources Group, Inc.	3,802	120,181
Knight-Swift Transportation Holdings, Inc.	2,136	102,720
Owens Corning	1,036	95,405
Sanmina Corp.*	2,233	92,402
GATX Corp.	917	85,043
Graphic Packaging Holding Co.	4,476	81,284
PGT Innovations, Inc.*	3,162	79,841
Plexus Corp.*	862	79,166
Valmont Industries, Inc.	316	75,104
Rexnord Corp.	1,594	75,061
Altra Industrial Motion Corp.	1,281	70,865
Colfax Corp.*	1,552	67,993
EnerSys	695	63,106
Curtiss-Wright Corp.	394	46,728
Kirby Corp.*	748	45,090
Kennametal, Inc.	1,077	43,048
Terex Corp.	905	41,693
Energizer Holdings, Inc.	751	35,642
Encore Wire Corp.	431	28,933
Park Aerospace Corp.	2,051	27,114
Schneider National, Inc. — Class B	1,006	25,120
Howmet Aerospace, Inc.*	627	20,146
Total Industrial		1,401,685

Consumer, Cyclical - 11.5%
Abercrombie & Fitch Co. — Class A*	3,302	113,292
Alaska Air Group, Inc.*	1,224	84,713
Hawaiian Holdings, Inc.*	3,153	84,090
MSC Industrial Direct Company, Inc. — Class A	834	75,218
Penske Automotive Group, Inc.	717	57,532
Meritage Homes Corp.*	592	54,417
Dick’s Sporting Goods, Inc.	567	43,177
Wabash National Corp.	2,262	42,526
Urban Outfitters, Inc.*	1,130	42,025
Methode Electronics, Inc.	975	40,931
Big Lots, Inc.	590	40,297
Dana, Inc.	1,551	37,736
Avient Corp.	797	37,674
International Game Technology plc*	2,275	36,514
Movado Group, Inc.	1,265	35,989
Lakeland Industries, Inc.*	667	18,582
Tenneco, Inc. — Class A*	1,556	16,680
Total Consumer, Cyclical		861,393

Consumer, Non-cyclical - 7.6%
Encompass Health Corp.	1,366	111,875
Central Garden & Pet Co. — Class A*	1,632	84,685
Sabre Corp.*	5,711	84,580
Ingredion, Inc.	834	74,993
Emergent BioSolutions, Inc.*	699	64,944
US Foods Holding Corp.*	1,618	61,678
Integer Holdings Corp.*	637	58,668
Perdoceo Education Corp.*	2,215	26,491
Total Consumer, Non-cyclical		567,914

Energy - 6.6%
Pioneer Natural Resources Co.	1,159	184,073
Range Resources Corp.*	13,806	142,616
Patterson-UTI Energy, Inc.	11,049	78,779
CNX Resources Corp.*	5,066	74,470
Oil States International, Inc.*	3,362	20,273
Total Energy		500,211

Basic Materials - 6.5%
Huntsman Corp.	3,448	99,406
Ashland Global Holdings, Inc.	1,048	93,031
Commercial Metals Co.	2,201	67,879
Reliance Steel & Aluminum Co.	412	62,743
Olin Corp.	1,349	51,221
Element Solutions, Inc.	2,441	44,646
Kraton Corp.*	1,088	39,810
Verso Corp. — Class A	2,106	30,727
Total Basic Materials		489,463

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
SMALL CAP VALUE FUND

	Shares	Value
Technology - 4.9%
Evolent Health, Inc. — Class A*	6,240	$126,048
Conduent, Inc.*	10,862	72,341
Parsons Corp.*	1,503	60,781
Axcelis Technologies, Inc.*	1,202	49,390
Science Applications International Corp.	493	41,210
DXC Technology Co.*	606	18,944
Total Technology		368,714

Utilities - 4.4%
Black Hills Corp.	1,334	89,071
Avista Corp.	1,751	83,610
Southwest Gas Holdings, Inc.	856	58,816
Spire, Inc.	714	52,757
ALLETE, Inc.	710	47,705
Total Utilities		331,959

Communications - 4.4%
Infinera Corp.*	9,868	95,029
Viavi Solutions, Inc.*	5,482	86,067
Gray Television, Inc.	2,644	48,650
Ciena Corp.*	701	38,359
Tribune Publishing Co.*	1,946	35,009
Entercom Communications Corp. — Class A*	5,002	26,260
Total Communications		329,374

Total Common Stocks
(Cost $5,410,687)		7,090,786
CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	6,250	9
Total Convertible Preferred Stocks
(Cost $5,968)		9

RIGHTS† - 0.2%
Basic Materials - 0.2%
Pan American Silver Corp.*	17,705	15,403
Total Rights
(Cost $—)		15,403

EXCHANGE-TRADED FUNDS† - 2.2%
iShares Russell 2000 Value ETF	1,026	163,616
Total Exchange-Traded Funds
(Cost $111,453)		163,616

MONEY MARKET FUND† - 2.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	194,447	194,447
Total Money Market Fund
(Cost $194,447)		194,447

Total Investments - 99.3%
(Cost $5,722,555)		$7,464,261
Other Assets & Liabilities, net - 0.7%		52,432
Total Net Assets - 100.0%		$7,516,693

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of March 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,090,786	$—	$—	$7,090,786
Convertible Preferred Stocks	—	—	9	9
Rights	15,403	—	—	15,403
Exchange-Traded Funds	163,616	—	—	163,616
Money Market Fund	194,447	—	—	194,447
Total Assets	$7,464,252	$—	$9	$7,464,261

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $5,722,555)	$7,464,261
Prepaid expenses	28,393
Receivables:
Securities sold	61,317
Dividends	11,283
Investment Adviser	10,183
Fund shares sold	88
Total assets	7,575,525

Liabilities:
Payable for:
Securities purchased	19,274
Professional fees	11,883
Printing fees	10,819
Fund shares redeemed	5,159
Fund accounting/administration fees	4,727
Transfer agent/maintenance fees	2,830
Distribution and service fees	1,777
Trustees’ fees*	434
Miscellaneous	1,929
Total liabilities	58,832
Net assets	$7,516,693

Net assets consist of:
Paid in capital	$6,495,787
Total distributable earnings (loss)	1,020,906
Net assets	$7,516,693

A-Class:
Net assets	$4,996,110
Capital shares outstanding	314,815
Net asset value per share	$15.87
Maximum offering price per share (Net asset value divided by 95.25%)	$16.66

C-Class:
Net assets	$781,251
Capital shares outstanding	53,608
Net asset value per share	$14.57

P-Class:
Net assets	$46,437
Capital shares outstanding	2,903
Net asset value per share	$16.00

Institutional Class:
Net assets	$1,692,895
Capital shares outstanding	118,677
Net asset value per share	$14.26

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$63,827
Interest	9
Total investment income	63,836

Expenses:
Management fees	24,089
Distribution and service fees:
A-Class	5,238
C-Class	4,455
P-Class	43
Transfer agent/maintenance fees:
A-Class	9,325
C-Class	2,641
P-Class	141
Institutional Class	2,823
Registration fees	43,150
Professional fees	17,508
Fund accounting/administration fees	16,953
Trustees’ fees*	9,091
Custodian fees	2,359
Line of credit fees	80
Miscellaneous	5,005
Total expenses	142,901
Less:
Expenses reimbursed by Adviser:
A Class	(48,765)
C Class	(11,205)
P Class	(459)
Institutional Class	(14,910)
Expenses waived by Adviser	(24,083)
Total waived/reimbursed expenses	(99,422)
Net expenses	43,479
Net investment income	20,357

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	211,332
Net realized gain	211,332
Net change in unrealized appreciation (depreciation) on:
Investments	2,339,736
Net change in unrealized appreciation (depreciation)	2,339,736
Net realized and unrealized gain	2,551,068
Net increase in net assets resulting from operations	$2,571,425

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,357	$47,572
Net realized gain (loss) on investments	211,332	(714,273)
Net change in unrealized appreciation (depreciation) on investments	2,339,736	(649,963)
Net increase (decrease) in net assets resulting from operations	2,571,425	(1,316,664)

Distributions to shareholders:
A-Class	(36,090)	(326,187)
C-Class	—	(40,256)
P-Class	(472)	(1,606)
Institutional Class	(13,445)	(136,363)
Total distributions to shareholders	(50,007)	(504,412)

Capital share transactions:
Proceeds from sale of shares
A-Class	453,356	860,701
C-Class	67,783	239,864
P-Class	7,223	58,142
Institutional Class	392,161	1,275,902
Distributions reinvested
A-Class	35,259	322,155
C-Class	—	39,690
P-Class	472	1,606
Institutional Class	13,445	136,363
Cost of shares redeemed
A-Class	(516,951)	(6,879,457)
C-Class	(421,264)	(853,611)
P-Class	(387)	(88,984)
Institutional Class	(109,125)	(2,752,189)
Net decrease from capital share transactions	(78,028)	(7,639,818)
Net increase (decrease) in net assets	2,443,390	(9,460,894)

Net assets:
Beginning of period	5,073,303	14,534,197
End of period	$7,516,693	$5,073,303

Capital share activity:
Shares sold
A-Class	30,655	78,870
C-Class	5,698	22,403
P-Class	464	6,309
Institutional Class	32,508	127,977
Shares issued from reinvestment of distributions
A-Class	2,669	23,970
C-Class	—	3,214
P-Class	35	118
Institutional Class	1,133	11,307
Shares redeemed
A-Class	(38,034)	(541,851)
C-Class	(31,003)	(82,317)
P-Class	(29)	(7,591)
Institutional Class	(8,451)	(316,698)
Net decrease in shares	(4,355)	(674,289)

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.61	$12.86	$15.56	$15.74	$13.61	$12.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.06	.10	.04	.02	.01
Net gain (loss) on investments (realized and unrealized)	5.33	(1.87)	(1.28)	.91	2.20	1.81
Total from investment operations	5.38	(1.81)	(1.18)	.95	2.22	1.82
Less distributions from:
Net investment income	(.12)	(.18)	(.19)	(.15)	(.09)	—
Net realized gains	—	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	(.12)	(.44)	(1.52)	(1.13)	(.09)	(.99)
Net asset value, end of period	$15.87	$10.61	$12.86	$15.56	$15.74	$13.61

Total Return[c]	50.91%	(14.79%)	(6.14%)	6.32%	16.41%	14.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,996	$3,390	$9,751	$11,931	$11,943	$13,283
Ratios to average net assets:
Net investment income (loss)	0.68%	0.54%	0.75%	0.29%	0.15%	0.12%
Total expenses[d]	4.38%	3.23%	2.27%	2.09%	1.87%	2.29%
Net expenses[e,f,g]	1.30%	1.30%	1.30%	1.30%	1.32%	1.32%
Portfolio turnover rate	12%	40%	78%	18%	48%	64%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$9.69	$11.75	$14.30	$14.51	$12.57	$11.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.02)	— [h]	(.07)	(.08)	(.08)
Net gain (loss) on investments (realized and unrealized)	4.89	(1.73)	(1.18)	.84	2.02	1.69
Total from investment operations	4.88	(1.75)	(1.18)	.77	1.94	1.61
Less distributions from:
Net investment income	—	(.05)	(.04)	—	—	—
Net realized gains	—	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	—	(.31)	(1.37)	(.98)	—	(.99)
Net asset value, end of period	$14.57	$9.69	$11.75	$14.30	$14.51	$12.57

Total Return[c]	50.36%	(15.43%)	(6.89%)	5.57%	15.53%	14.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$781	$765	$1,593	$2,884	$4,281	$4,762
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.14%)	0.01%	(0.50%)	(0.60%)	(0.64%)
Total expenses[d]	5.31%	4.33%	3.09%	2.94%	2.71%	3.04%
Net expenses[e,f,g]	2.05%	2.06%	2.05%	2.05%	2.07%	2.07%
Portfolio turnover rate	12%	40%	78%	18%	48%	64%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.75	$13.01	$15.73	$15.76	$13.60	$12.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.05	.09	.05	.01	.02
Net gain (loss) on investments (realized and unrealized)	5.39	(1.86)	(1.29)	.90	2.22	1.80
Total from investment operations	5.44	(1.81)	(1.20)	.95	2.23	1.82
Less distributions from:
Net investment income	(.19)	(.19)	(.19)	—	(.07)	—
Net realized gains	—	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	(.19)	(.45)	(1.52)	(.98)	(.07)	(.99)
Net asset value, end of period	$16.00	$10.75	$13.01	$15.73	$15.76	$13.60

Total Return	50.89%	(14.66%)	(6.18%)	6.30%	16.35%	14.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46	$26	$47	$15	$14	$11
Ratios to average net assets:
Net investment income (loss)	0.70%	0.46%	0.72%	0.30%	0.09%	0.13%
Total expenses[d]	4.75%	4.07%	2.73%	2.79%	3.60%	2.50%
Net expenses[e,f,g]	1.30%	1.30%	1.28%	1.30%	1.32%	1.32%
Portfolio turnover rate	12%	40%	78%	18%	48%	64%

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$9.54	$11.60	$14.24	$14.50	$12.54	$11.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.09	.12	.07	.04	.04
Net gain (loss) on investments (realized and unrealized)	4.78	(1.68)	(1.20)	.84	2.04	1.67
Total from investment operations	4.84	(1.59)	(1.08)	.91	2.08	1.71
Less distributions from:
Net investment income	(.12)	(.21)	(.23)	(.19)	(.12)	—
Net realized gains	—	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	(.12)	(.47)	(1.56)	(1.17)	(.12)	(.99)
Net asset value, end of period	$14.26	$9.54	$11.60	$14.24	$14.50	$12.54

Total Return	51.04%	(14.54%)	(5.96%)	6.64%	16.65%	15.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,693	$892	$3,143	$3,798	$4,790	$281
Ratios to average net assets:
Net investment income (loss)	0.97%	0.82%	0.99%	0.50%	0.30%	0.30%
Total expenses[d]	4.08%	2.86%	2.09%	1.91%	1.56%	2.09%
Net expenses[e,f,g]	1.05%	1.05%	1.05%	1.05%	1.07%	1.07%
Portfolio turnover rate	12%	40%	78%	18%	48%	64%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	—	0.00%*
C-Class	—	—	—	—	0.01%
P-Class	—	—	—	—	0.74%
Institutional Class	—	—	—	—	0.00%*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.30%	1.30%	1.28%	1.30%	1.30%	1.30%
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

[h]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	24.9%
Guggenheim Strategy Fund III	23.9%
Apple, Inc.	0.9%
Microsoft Corp.	0.8%
Amazon.com, Inc.	0.6%
Alphabet, Inc. — Class C	0.5%
Facebook, Inc. — Class A	0.4%
Johnson & Johnson	0.3%
Verizon Communications, Inc.	0.3%
Top Ten Total	82.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	19.60%	60.56%	15.59%	12.06%
A-Class Shares with sales charge‡	13.91%	52.97%	14.48%	11.52%
C-Class Shares	19.05%	59.17%	14.56%	11.04%
C-Class Shares with CDSC§	18.05%	58.17%	14.56%	11.04%
S&P 500 Index	19.07%	56.35%	16.29%	13.91%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	19.58%	60.35%	15.45%	12.59%
S&P 500 Index	19.07%	56.35%	16.29%	13.55%

	6 Month†	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	19.70%	60.85%	15.91%	13.69%
S&P 500 Index	19.07%	56.35%	16.29%	14.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 16.1%

Consumer, Non-cyclical - 5.2%
Johnson & Johnson	4,961	$815,340
Merck & Company, Inc.	7,317	564,068
Amgen, Inc.	2,094	521,008
Bristol-Myers Squibb Co.	8,050	508,197
Pfizer, Inc.	12,740	461,570
AbbVie, Inc.	4,133	447,273
McKesson Corp.	2,149	419,141
Altria Group, Inc.	8,174	418,182
Humana, Inc.	965	404,576
Molson Coors Beverage Co. — Class B*	7,884	403,266
Gilead Sciences, Inc.	5,460	352,880
Procter & Gamble Co.	2,527	342,231
J M Smucker Co.	2,294	290,260
United Rentals, Inc.*	881	290,122
Philip Morris International, Inc.	3,239	287,429
CVS Health Corp.	3,609	271,505
Anthem, Inc.	740	265,623
Abbott Laboratories	2,155	258,255
Cigna Corp.	1,013	244,883
General Mills, Inc.	3,945	241,907
Medtronic plc	1,960	231,535
Regeneron Pharmaceuticals, Inc.*	484	229,000
Thermo Fisher Scientific, Inc.	500	228,190
UnitedHealth Group, Inc.	608	226,219
Kraft Heinz Co.	5,627	225,080
Becton Dickinson and Co.	921	223,941
Eli Lilly & Co.	1,181	220,634
Campbell Soup Co.	3,998	200,980
Quest Diagnostics, Inc.	1,480	189,943
Conagra Brands, Inc.	4,999	187,962
PayPal Holdings, Inc.*	760	184,558
Hologic, Inc.*	2,417	179,777
Laboratory Corporation of America Holdings*	700	178,521
Cardinal Health, Inc.	2,851	173,198
Quanta Services, Inc.	1,950	171,561
Tyson Foods, Inc. — Class A	2,283	169,627
DaVita, Inc.*	1,556	167,690
Kroger Co.	4,642	167,066
Perrigo Company plc	3,922	158,723
Coca-Cola Co.	2,935	154,704
HCA Healthcare, Inc.	779	146,717
Biogen, Inc.*	516	144,351
Vertex Pharmaceuticals, Inc.*	622	133,661
Centene Corp.*	2,072	132,422
Colgate-Palmolive Co.	1,472	116,038
FleetCor Technologies, Inc.*	409	109,870
Viatris, Inc.*	1	14
Total Consumer, Non-cyclical		12,459,698

Technology - 3.5%
Apple, Inc.	17,074	2,085,589
Microsoft Corp.	7,828	1,845,607
International Business Machines Corp.	3,963	528,109
Intel Corp.	7,519	481,216
Broadcom, Inc.	812	376,492
Oracle Corp.	4,168	292,469
Seagate Technology plc	3,805	292,034
HP, Inc.	7,881	250,222
Cerner Corp.	3,407	244,895
QUALCOMM, Inc.	1,746	231,502
Fiserv, Inc.*	1,917	228,200
Cognizant Technology Solutions Corp. — Class A	2,815	219,908
Accenture plc — Class A	784	216,580
NetApp, Inc.	2,771	201,368
Micron Technology, Inc.*	2,277	200,854
Hewlett Packard Enterprise Co.	10,882	171,283
Qorvo, Inc.*	896	163,699
KLA Corp.	403	133,151
NVIDIA Corp.	220	117,465
Adobe, Inc.*	241	114,564
Advanced Micro Devices, Inc.*	1,411	110,764
Total Technology		8,505,971

Communications - 2.8%
Amazon.com, Inc.*	449	1,389,242
Alphabet, Inc. — Class C*	596	1,232,903
Facebook, Inc. — Class A*	2,973	875,638
Verizon Communications, Inc.	11,195	650,989
Cisco Systems, Inc.	12,221	631,948
Comcast Corp. — Class A	6,269	339,216
AT&T, Inc.	10,231	309,692
Charter Communications, Inc. — Class A*	472	291,233
Juniper Networks, Inc.	11,001	278,655
Walt Disney Co.*	1,305	240,799
Motorola Solutions, Inc.	911	171,314
Omnicom Group, Inc.	1,836	136,139
eBay, Inc.	2,174	133,136
Total Communications		6,680,904

Industrial - 1.7%
General Dynamics Corp.	2,443	443,551
Lockheed Martin Corp.	1,043	385,389
3M Co.	1,878	361,853
CSX Corp.	3,419	329,660
Union Pacific Corp.	1,406	309,896
Parker-Hannifin Corp.	789	248,874
Northrop Grumman Corp.	738	238,846
TE Connectivity Ltd.	1,647	212,644
Caterpillar, Inc.	879	203,814
Deere & Co.	470	175,846
United Parcel Service, Inc. — Class B	1,009	171,520
Snap-on, Inc.	722	166,594
Masco Corp.	2,601	155,800
Textron, Inc.	2,737	153,491
Fortive Corp.	2,116	149,474
Norfolk Southern Corp.	542	145,538
Huntington Ingalls Industries, Inc.	699	143,889
Westinghouse Air Brake Technologies Corp.	1,673	132,435
Total Industrial		4,129,114

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
STYLEPLUS—LARGE CORE FUND

	Shares	Value
Financial - 1.5%
Berkshire Hathaway, Inc. — Class B*	2,066	$527,801
MetLife, Inc.	6,580	399,998
Bank of America Corp.	9,391	363,338
JPMorgan Chase & Co.	2,289	348,455
Visa, Inc. — Class A	1,396	295,575
Travelers Companies, Inc.	1,389	208,905
Prudential Financial, Inc.	2,247	204,702
Allstate Corp.	1,753	201,420
Western Union Co.	6,783	167,269
Aflac, Inc.	2,971	152,056
Hartford Financial Services Group, Inc.	2,033	135,784
Mastercard, Inc. — Class A	372	132,450
Charles Schwab Corp.	1,732	112,892
Synchrony Financial	2,747	111,693
PNC Financial Services Group, Inc.	635	111,385
Total Financial		3,473,723

Consumer, Cyclical - 1.0%
Lowe’s Companies, Inc.	1,720	327,110
Tesla, Inc.*	459	306,580
AutoZone, Inc.*	196	275,243
Best Buy Company, Inc.	2,333	267,852
Walmart, Inc.	1,869	253,866
Cummins, Inc.	761	197,182
Lennar Corp. — Class A	1,777	179,886
Genuine Parts Co.	1,505	173,963
PulteGroup, Inc.	3,040	159,417
Whirlpool Corp.	555	122,294
LKQ Corp.*	2,580	109,212
General Motors Co.*	1,682	96,648
Total Consumer, Cyclical		2,469,253

Utilities - 0.3%
Evergy, Inc.	3,924	233,596
Exelon Corp.	3,792	165,862
Public Service Enterprise Group, Inc.	2,422	145,828
PPL Corp.	4,951	142,787
Total Utilities		688,073

Energy - 0.1%
Chevron Corp.	1,007	105,524
Exxon Mobil Corp.	1,534	85,643
Total Energy		191,167

Total Common Stocks
(Cost $31,685,889)		38,597,903

MUTUAL FUNDS† - 78.3%
Guggenheim Strategy Fund II1	2,829,659	70,684,872
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	5,987,006	59,630,578
Guggenheim Strategy Fund III[1]	2,285,075	57,446,787
Total Mutual Funds
(Cost $186,564,768)		187,762,237

MONEY MARKET FUND† - 5.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	12,778,855	12,778,855
Total Money Market Fund
(Cost $12,778,855)		12,778,855

Total Investments - 99.7%
(Cost $231,029,512)		$239,138,995
Other Assets & Liabilities, net - 0.3%		651,377
Total Net Assets - 100.0%		$239,790,372

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	5	Jun 2021	$992,125	$4,033

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	0.36% (1 Month USD LIBOR + 0.24%)	At Maturity	12/02/21	24,306	$200,224,321	$36,527,373

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
STYLEPLUS—LARGE CORE FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,597,903	$—	$—	$38,597,903
Mutual Funds	187,762,237	—	—	187,762,237
Money Market Fund	12,778,855	—	—	12,778,855
Equity Futures Contracts**	4,033	—	—	4,033
Equity Index Swap Agreements**	—	36,527,373	—	36,527,373
Total Assets	$239,143,028	$36,527,373	$—	$275,670,401

**	This derivative is reported as unrealized appreciation/depreciation at period end.

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
STYLEPLUS—LARGE CORE FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$70,019,609	$637,030	$—	$—	$28,233	$70,684,872	2,829,659	$637,026
Guggenheim Strategy Fund III	56,791,001	496,786	—	—	159,000	57,446,787	2,285,075	496,775
Guggenheim Ultra Short Duration Fund — Institutional Class	42,225,877	22,658,997	(5,136,984)	123,677	(240,989)	59,630,578	5,987,006	261,021
	$169,036,487	$23,792,813	$(5,136,984)	$123,677	$(53,756)	$187,762,237		$1,394,822

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $44,464,744)	$51,376,758
Investments in affiliated issuers, at value (cost $186,564,768)	187,762,237
Segregated cash with broker	55,000
Unrealized appreciation on OTC swap agreements	36,527,373
Prepaid expenses	50,826
Receivables:
Dividends	251,607
Fund shares sold	103,218
Variation margin on futures contracts	5,200
Interest	98
Total assets	276,132,317

Liabilities:
Overdraft due to custodian bank	268
Segregated cash due to broker	35,560,000
Payable for:
Swap settlement	259,357
Securities purchased	207,817
Management fees	137,514
Distribution and service fees	49,664
Fund shares redeemed	24,345
Fund accounting/administration fees	16,305
Transfer agent/maintenance fees	11,088
Trustees’ fees*	715
Miscellaneous	74,872
Total liabilities	36,341,945
Net assets	$239,790,372

Net assets consist of:
Paid in capital	$191,775,418
Total distributable earnings (loss)	48,014,954
Net assets	$239,790,372

A-Class:
Net assets	$233,894,184
Capital shares outstanding	9,287,254
Net asset value per share	$25.18
Maximum offering price per share (Net asset value divided by 95.25%)	$26.44

C-Class:
Net assets	$994,430
Capital shares outstanding	59,611
Net asset value per share	$16.68

P-Class:
Net assets	$307,920
Capital shares outstanding	12,411
Net asset value per share	$24.81

Institutional Class:
Net assets	$4,593,838
Capital shares outstanding	184,259
Net asset value per share	$24.93

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$361,592
Dividends from securities of affiliated issuers	1,394,822
Interest	438
Total investment income	1,756,852

Expenses:
Management fees	841,212
Distribution and service fees:
A-Class	273,865
C-Class	5,318
P-Class	345
Transfer agent/maintenance fees:
A-Class	78,761
C-Class	1,216
P-Class	268
Institutional Class	3,655
Fund accounting/administration fees	80,220
Professional fees	29,340
Interest expense	12,872
Trustees’ fees*	10,782
Custodian fees	8,784
Line of credit fees	3,902
Miscellaneous	54,200
Total expenses	1,404,740
Less:
Expenses waived by Adviser	(62,558)
Earnings credits applied	(60)
Total waived expenses	(62,618)
Net expenses	1,342,122
Net investment income	414,730

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$3,038,804
Investments in affiliated issuers	123,677
Swap agreements	17,399,606
Futures contracts	787,541
Net realized gain	21,349,628
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,908,178
Investments in affiliated issuers	(53,756)
Swap agreements	14,341,054
Futures contracts	72,035
Net change in unrealized appreciation (depreciation)	18,267,511
Net realized and unrealized gain	39,617,139
Net increase in net assets resulting from operations	$40,031,869

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$414,730	$1,573,000
Net realized gain (loss) on investments	21,349,628	(381,266)
Net change in unrealized appreciation (depreciation) on investments	18,267,511	25,364,647
Net increase in net assets resulting from operations	40,031,869	26,556,381

Distributions to shareholders:
A-Class	(18,893,195)	(3,244,843)
C-Class	(129,625)	(12,363)
P-Class	(24,513)	(3,753)
Institutional Class	(345,692)	(66,049)
Total distributions to shareholders	(19,393,025)	(3,327,008)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,875,142	4,196,689
C-Class	76,084	227,320
P-Class	37,026	18,348
Institutional Class	1,229,709	1,427,785
Distributions reinvested
A-Class	17,748,487	3,042,509
C-Class	129,475	11,771
P-Class	24,513	3,753
Institutional Class	310,274	59,852
Cost of shares redeemed
A-Class	(14,361,583)	(22,034,120)
C-Class	(288,471)	(301,053)
P-Class	(1,484)	(53,627)
Institutional Class	(642,468)	(2,331,110)
Net increase (decrease) from capital share transactions	10,136,704	(15,731,883)
Net increase in net assets	30,775,548	7,497,490

Net assets:
Beginning of period	209,014,824	201,517,334
End of period	$239,790,372	$209,014,824

Capital share activity:
Shares sold
A-Class	240,163	195,983
C-Class	4,642	15,762
P-Class	1,530	844
Institutional Class	51,367	72,157
Shares issued from reinvestment of distributions
A-Class	757,188	139,629
C-Class	8,316	777
P-Class	1,061	174
Institutional Class	13,374	2,773
Shares redeemed
A-Class	(594,895)	(1,050,623)
C-Class	(17,558)	(20,724)
P-Class	(63)	(2,792)
Institutional Class	(26,964)	(112,891)
Net increase (decrease) in shares	438,161	(758,931)

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$23.01	$20.48	$24.78	$25.23	$21.86	$21.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.17	.30	.30	.24	.16
Net gain (loss) on investments (realized and unrealized)	4.31	2.70	(.72)	3.52	3.72	3.04
Total from investment operations	4.35	2.87	(.42)	3.82	3.96	3.20
Less distributions from:
Net investment income	(.19)	(.31)	(.30)	(.24)	(.16)	(.13)
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(2.18)	(.34)	(3.88)	(4.27)	(.59)	(2.48)
Net asset value, end of period	$25.18	$23.01	$20.48	$24.78	$25.23	$21.86

Total Return[c]	19.60%	14.18%	1.50%	16.60%	18.58%	16.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$233,894	$204,428	$196,563	$217,697	$206,033	$188,979
Ratios to average net assets:
Net investment income (loss)	0.37%	0.79%	1.48%	1.27%	1.03%	0.79%
Total expenses[d]	1.25%	1.32%	1.31%	1.34%	1.38%	1.33%
Net expenses[e]	1.19%	1.28%	1.28%	1.31%	1.34%	1.31%
Portfolio turnover rate	10%	69%	51%	46%	30%	50%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.87	$14.22	$18.41	$19.74	$17.22	$17.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.02)	.08	.06	.03	(.02)
Net gain (loss) on investments (realized and unrealized)	2.92	1.87	(.69)	2.69	2.92	2.42
Total from investment operations	2.88	1.85	(.61)	2.75	2.95	2.40
Less distributions from:
Net investment income	(.08)	(.17)	—	(.05)	—	—
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(2.07)	(.20)	(3.58)	(4.08)	(.43)	(2.35)
Net asset value, end of period	$16.68	$15.87	$14.22	$18.41	$19.74	$17.22

Total Return[c]	19.05%	13.11%	0.60%	15.56%	17.59%	15.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$994	$1,019	$973	$1,239	$2,376	$2,650
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.15%)	0.58%	0.33%	0.19%	(0.14%)
Total expenses[d]	2.16%	2.24%	2.23%	2.24%	2.23%	2.27%
Net expenses[e]	2.10%	2.20%	2.19%	2.21%	2.20%	2.25%
Portfolio turnover rate	10%	69%	51%	46%	30%	50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$22.69	$20.21	$24.49	$25.03	$21.75	$21.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.14	.29	.26	.22	.21
Net gain (loss) on investments (realized and unrealized)	4.25	2.67	(.73)	3.45	3.68	2.97
Total from investment operations	4.28	2.81	(.44)	3.71	3.90	3.18
Less distributions from:
Net investment income	(.17)	(.30)	(.26)	(.22)	(.19)	(.19)
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(2.16)	(.33)	(3.84)	(4.25)	(.62)	(2.54)
Net asset value, end of period	$24.81	$22.69	$20.21	$24.49	$25.03	$21.75

Total Return	19.58%	13.98%	1.47%	16.23%	18.43%	16.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308	$224	$236	$319	$508	$405
Ratios to average net assets:
Net investment income (loss)	0.25%	0.67%	1.45%	1.06%	0.93%	1.02%
Total expenses[d]	1.37%	1.46%	1.36%	1.56%	1.47%	1.22%
Net expenses[e]	1.32%	1.42%	1.33%	1.53%	1.44%	1.19%
Portfolio turnover rate	10%	69%	51%	46%	30%	50%

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$22.83	$20.31	$24.65	$25.13	$21.78	$21.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.21	.35	.37	.32	.24
Net gain (loss) on investments (realized and unrealized)	4.27	2.70	(.75)	3.51	3.69	3.10
Total from investment operations	4.33	2.91	(.40)	3.88	4.01	3.34
Less distributions from:
Net investment income	(.24)	(.36)	(.36)	(.33)	(.23)	(.21)
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(2.23)	(.39)	(3.94)	(4.36)	(.66)	(2.56)
Net asset value, end of period	$24.93	$22.83	$20.31	$24.65	$25.13	$21.78

Total Return	19.70%	14.44%	1.74%	16.96%	18.96%	17.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,594	$3,344	$3,747	$6,826	$5,631	$4,247
Ratios to average net assets:
Net investment income (loss)	0.51%	1.01%	1.73%	1.57%	1.35%	1.11%
Total expenses[d]	1.12%	1.08%	1.09%	1.06%	1.05%	0.99%
Net expenses[e]	1.06%	1.04%	1.06%	1.03%	1.01%	0.97%
Portfolio turnover rate	10%	69%	51%	46%	30%	50%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	23.2%
Guggenheim Strategy Fund III	22.5%
Williams-Sonoma, Inc.	0.3%
Gentex Corp.	0.2%
Charles River Laboratories International, Inc.	0.2%
SolarEdge Technologies, Inc.	0.2%
Encompass Health Corp.	0.2%
Fair Isaac Corp.	0.2%
Cognex Corp.	0.2%
Top Ten Total	80.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	21.22%	75.06%	17.03%	12.79%
A-Class Shares with sales charge‡	15.47%	66.73%	15.89%	12.25%
C-Class Shares	20.68%	73.50%	16.01%	11.81%
C-Class Shares with CDSC§	19.71%	72.50%	16.01%	11.81%
Russell Midcap Growth Index	18.35%	68.61%	18.39%	14.11%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	21.17%	74.92%	16.87%	12.85%
Russell Midcap Growth Index	18.35%	68.61%	18.39%	14.32%

	6 Month†	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	21.35%	75.40%	17.22%	13.86%
Russell Midcap Growth Index	18.35%	68.61%	18.39%	15.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 16.9%

Consumer, Non-cyclical - 5.3%
Charles River Laboratories International, Inc.*	859	$248,964
Encompass Health Corp.	2,704	221,457
Molina Healthcare, Inc.*	898	209,916
Bio-Techne Corp.	528	201,659
United Therapeutics Corp.*	1,177	196,877
Humana, Inc.	427	179,020
Masimo Corp.*	760	174,542
Exelixis, Inc.*	7,475	168,860
Hill-Rom Holdings, Inc.	1,464	161,743
Jazz Pharmaceuticals plc*	915	150,399
Syneos Health, Inc.*	1,981	150,259
United Rentals, Inc.*	436	143,579
Darling Ingredients, Inc.*	1,924	141,568
Integra LifeSciences Holdings Corp.*	2,048	141,496
Repligen Corp.*	700	136,087
Chemed Corp.	295	135,647
Service Corporation International	2,510	128,136
STERIS plc	669	127,431
Boston Beer Company, Inc. — Class A*	101	121,834
WEX, Inc.*	576	120,511
Flowers Foods, Inc.	5,028	119,667
DaVita, Inc.*	1,092	117,685
Arrowhead Pharmaceuticals, Inc.*	1,753	116,241
Hologic, Inc.*	1,494	111,124
Quanta Services, Inc.	1,231	108,303
Globus Medical, Inc. — Class A*	1,750	107,922
Penumbra, Inc.*	385	104,173
Regeneron Pharmaceuticals, Inc.*	215	101,725
LHC Group, Inc.*	523	100,003
HealthEquity, Inc.*	1,396	94,928
FTI Consulting, Inc.*	675	94,574
McKesson Corp.	481	93,814
Emergent BioSolutions, Inc.*	1,000	92,910
Amedisys, Inc.*	343	90,823
Halozyme Therapeutics, Inc.*	2,159	90,009
Incyte Corp.*	1,068	86,796
ICU Medical, Inc.*	402	82,587
Medpace Holdings, Inc.*	498	81,697
Quidel Corp.*	604	77,270
PerkinElmer, Inc.	548	70,303
Select Medical Holdings Corp.*	1,763	60,118
Biogen, Inc.*	210	58,748
Kimberly-Clark Corp.	390	54,230
Vertex Pharmaceuticals, Inc.*	244	52,433
Cardinal Health, Inc.	859	52,184
Haemonetics Corp.*	457	50,732
FleetCor Technologies, Inc.*	186	49,965
Helen of Troy Ltd.*	128	26,964
Total Consumer, Non-cyclical		5,607,913

Industrial - 3.9%
Cognex Corp.	2,617	217,185
UFP Industries, Inc.	2,629	199,384
Timken Co.	2,388	193,834
Hubbell, Inc.	975	182,218
Knight-Swift Transportation Holdings, Inc.	3,777	181,636
Carlisle Companies, Inc.	1,096	180,380
Agilent Technologies, Inc.	1,374	174,690
AGCO Corp.	1,186	170,369
Lincoln Electric Holdings, Inc.	1,285	157,978
Hillenbrand, Inc.	3,095	147,662
Curtiss-Wright Corp.	1,178	139,711
Energizer Holdings, Inc.	2,681	127,240
II-VI, Inc.*	1,839	125,733
Lennox International, Inc.	397	123,701
TE Connectivity Ltd.	947	122,267
TopBuild Corp.*	576	120,632
Axon Enterprise, Inc.*	846	120,487
Toro Co.	1,099	113,351
Woodward, Inc.	930	112,186
Graco, Inc.	1,537	110,080
Masco Corp.	1,830	109,617
Regal Beloit Corp.	767	109,435
Trex Company, Inc.*	1,156	105,820
Werner Enterprises, Inc.	2,070	97,642
Parker-Hannifin Corp.	309	97,468
Nordson Corp.	466	92,585
XPO Logistics, Inc.*	735	90,625
Simpson Manufacturing Company, Inc.	826	85,681
Waters Corp.*	289	82,125
Middleby Corp.*	454	75,250
Builders FirstSource, Inc.*	1,573	72,940
Clean Harbors, Inc.*	807	67,836
Tetra Tech, Inc.	398	54,017
Total Industrial		4,161,765

Consumer, Cyclical - 2.8%
Williams-Sonoma, Inc.	1,564	280,269
Gentex Corp.	7,009	250,011
AutoZone, Inc.*	113	158,686
Lithia Motors, Inc. — Class A	398	155,256
Deckers Outdoor Corp.*	442	146,046
MSC Industrial Direct Company, Inc. — Class A	1,596	143,943
Brunswick Corp.	1,424	135,807
Polaris, Inc.	992	132,432
Best Buy Company, Inc.	1,139	130,769
Tempur Sealy International, Inc.	3,545	129,605
RH*	214	127,672
Mattel, Inc.*	6,273	124,958
Casey’s General Stores, Inc.	534	115,445
Five Below, Inc.*	562	107,224
PulteGroup, Inc.	1,856	97,329
Visteon Corp.*	767	93,536
Churchill Downs, Inc.	368	83,691
Cummins, Inc.	295	76,437
Toll Brothers, Inc.	1,218	69,097
O’Reilly Automotive, Inc.*	135	68,479
Ollie’s Bargain Outlet Holdings, Inc.*	781	67,947
Scotts Miracle-Gro Co. — Class A	244	59,773

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
STYLEPLUS—MID GROWTH FUND

	Shares	Value
IAA, Inc.*	968	$53,375
Texas Roadhouse, Inc. — Class A*	556	53,343
YETI Holdings, Inc.*	733	52,930
Fox Factory Holding Corp.*	407	51,713
Total Consumer, Cyclical		2,965,773

Technology - 2.3%
Fair Isaac Corp.*	453	220,181
PTC, Inc.*	1,553	213,770
CDK Global, Inc.	3,358	181,534
Cree, Inc.*	1,548	167,385
MKS Instruments, Inc.	873	161,872
Cerner Corp.	2,197	157,920
J2 Global, Inc.*	1,245	149,226
Cirrus Logic, Inc.*	1,664	141,091
CACI International, Inc. — Class A*	495	122,097
MAXIMUS, Inc.	1,288	114,683
Lumentum Holdings, Inc.*	1,237	113,000
ACI Worldwide, Inc.*	2,716	103,344
Science Applications International Corp.	1,122	93,788
Cognizant Technology Solutions Corp. — Class A	1,200	93,744
Manhattan Associates, Inc.*	780	91,556
Qorvo, Inc.*	495	90,436
Blackbaud, Inc.*	1,144	81,316
Synaptics, Inc.*	594	80,439
Silicon Laboratories, Inc.*	440	62,071
Total Technology		2,439,453

Communications - 1.0%
Ciena Corp.*	3,276	179,262
Viavi Solutions, Inc.*	10,730	168,461
New York Times Co. — Class A	3,063	155,049
FactSet Research Systems, Inc.	408	125,905
Cable One, Inc.	57	104,217
Corning, Inc.	2,041	88,804
Motorola Solutions, Inc.	375	70,519
TEGNA, Inc.	3,510	66,093
F5 Networks, Inc.*	314	65,507
eBay, Inc.	919	56,279
Total Communications		1,080,096

Financial - 0.9%
Stifel Financial Corp.	2,561	164,058
RenaissanceRe Holdings Ltd.	773	123,873
Primerica, Inc.	777	114,856
SLM Corp.	5,877	105,610
Brown & Brown, Inc.	2,278	104,128
PacWest Bancorp	2,511	95,794
Interactive Brokers Group, Inc. — Class A	1,182	86,333
Brighthouse Financial, Inc.*	1,697	75,092
Camden Property Trust REIT	483	53,087
CyrusOne, Inc. REIT	778	52,686
PROG Holdings, Inc.	1,076	46,580
Total Financial		1,022,097

Energy - 0.6%
SolarEdge Technologies, Inc.*	777	223,341
First Solar, Inc.*	2,033	177,481
Sunrun, Inc.*	2,671	161,542
Antero Midstream Corp.	4,814	43,470
Total Energy		605,834

Basic Materials - 0.1%
Cleveland-Cliffs, Inc.*	4,634	93,190
RPM International, Inc.	602	55,293
Total Basic Materials		148,483

Total Common Stocks
(Cost $15,172,702)		18,031,414

MUTUAL FUNDS† - 79.0%
Guggenheim Strategy Fund II1	1,421,671	35,513,345
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,484,042	24,741,063
Guggenheim Strategy Fund III[1]	951,447	23,919,387
Total Mutual Funds
(Cost $83,730,215)		84,173,795

MONEY MARKET FUND† - 2.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	2,775,297	2,775,297
Total Money Market Fund
(Cost $2,775,297)		2,775,297

Total Investments - 98.5%
(Cost $101,678,214)		$104,980,506
Other Assets & Liabilities, net - 1.5%		1,609,777
Total Net Assets - 100.0%		$106,590,283

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
STYLEPLUS—MID GROWTH FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	3	Jun 2021	$595,275	$2,420
NASDAQ-100 Index Mini Futures Contracts	2	Jun 2021	523,390	(2,193)
S&P MidCap 400 Index Mini Futures Contracts	11	Jun 2021	2,867,260	(40,682)
			$3,985,925	$(40,455)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Citibank, N.A.	Russell MidCap Growth Index Total Return	0.33% (1 Month USD LIBOR + 0.21%)	At Maturity	12/02/21	17,229	$84,915,883	$13,076,122

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,031,414	$—	$—	$18,031,414
Mutual Funds	84,173,795	—	—	84,173,795
Money Market Fund	2,775,297	—	—	2,775,297
Equity Futures Contracts**	2,420	—	—	2,420
Equity Index Swap Agreements**	—	13,076,122	—	13,076,122
Total Assets	$104,982,926	$13,076,122	$—	$118,059,048

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$42,875	$—	$—	$42,875

**	This derivative is reported as unrealized appreciation/depreciation at period end.

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
STYLEPLUS—MID GROWTH FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,104,012	$6,398,693	$—	$—	$10,640	$35,513,345	1,421,671	$293,736
Guggenheim Strategy Fund III	23,646,335	206,849	—	—	66,203	23,919,387	951,447	206,849
Guggenheim Ultra Short Duration Fund — Institutional Class	20,960,246	11,686,521	(7,861,991)	202,420	(246,133)	24,741,063	2,484,042	141,550
	$73,710,593	$18,292,063	$(7,861,991)	$202,420	$(169,290)	$84,173,795		$642,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $17,947,999)	$20,806,711
Investments in affiliated issuers, at value (cost $83,730,215)	84,173,795
Cash	278
Segregated cash with broker	213,500
Unrealized appreciation on OTC swap agreements	13,076,122
Prepaid expenses	41,047
Receivables:
Dividends	101,215
Variation margin on futures contracts	14,680
Fund shares sold	6,912
Interest	32
Total assets	118,434,292

Liabilities:
Segregated cash due to broker	11,470,000
Payable for:
Swap settlement	104,842
Securities purchased	94,273
Management fees	62,040
Fund shares redeemed	29,731
Distribution and service fees	23,036
Fund accounting/administration fees	8,987
Transfer agent/maintenance fees	5,236
Trustees’ fees*	488
Miscellaneous	45,376
Total liabilities	11,844,009
Net assets	$106,590,283

Net assets consist of:
Paid in capital	$86,339,525
Total distributable earnings (loss)	20,250,758
Net assets	$106,590,283

A-Class:
Net assets	$103,111,021
Capital shares outstanding	2,114,187
Net asset value per share	$48.77
Maximum offering price per share (Net asset value divided by 95.25%)	$51.20

C-Class:
Net assets	$1,400,189
Capital shares outstanding	48,730
Net asset value per share	$28.73

P-Class:
Net assets	$217,587
Capital shares outstanding	4,525
Net asset value per share	$48.09

Institutional Class:
Net assets	$1,861,486
Capital shares outstanding	38,201
Net asset value per share	$48.73

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$67,177
Dividends from securities of affiliated issuers	642,135
Interest	249
Total investment income	709,561

Expenses:
Management fees	393,127
Distribution and service fees:
A-Class	126,588
C-Class	8,176
P-Class	238
Transfer agent/maintenance fees:
A-Class	41,492
C-Class	1,751
P-Class	168
Institutional Class	1,250
Registration fees	43,083
Fund accounting/administration fees	39,876
Professional fees	23,075
Interest expense	10,739
Trustees’ fees*	9,742
Custodian fees	8,637
Line of credit fees	1,731
Miscellaneous	9,455
Total expenses	719,128
Less:
Expenses waived by Adviser	(34,217)
Earnings credits applied	(25)
Total waived expenses	(34,242)
Net expenses	684,886
Net investment income	24,675

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$2,296,104
Investments in affiliated issuers	202,420
Swap agreements	15,473,393
Futures contracts	565,139
Net realized gain	18,537,056
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,265,986
Investments in affiliated issuers	(169,290)
Swap agreements	(1,176,976)
Futures contracts	(7,077)
Net change in unrealized appreciation (depreciation)	912,643
Net realized and unrealized gain	19,449,699
Net increase in net assets resulting from operations	$19,474,374

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$24,675	$382,685
Net realized gain (loss) on investments	18,537,056	(1,198,558)
Net change in unrealized appreciation (depreciation) on investments	912,643	15,041,235
Net increase in net assets resulting from operations	19,474,374	14,225,362

Distributions to shareholders:
A-Class	(13,186,487)	(1,858,325)
C-Class	(336,310)	(39,450)
P-Class	(24,991)	(2,046)
Institutional Class	(238,403)	(23,966)
Total distributions to shareholders	(13,786,191)	(1,923,787)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,226,453	2,245,934
C-Class	108,658	1,004,377
P-Class	77,420	56,872
Institutional Class	498,393	703,244
Distributions reinvested
A-Class	12,584,970	1,767,121
C-Class	278,491	31,434
P-Class	24,991	2,046
Institutional Class	228,045	23,138
Cost of shares redeemed
A-Class	(5,812,297)	(9,742,564)
C-Class	(464,919)	(1,153,519)
P-Class	(6,692)	(51,906)
Institutional Class	(246,786)	(556,301)
Net increase (decrease) from capital share transactions	8,496,727	(5,670,124)
Net increase in net assets	14,184,910	6,631,451

Net assets:
Beginning of period	92,405,373	85,773,922
End of period	$106,590,283	$92,405,373

Capital share activity:
Shares sold
A-Class	24,963	54,683
C-Class	3,598	35,895
P-Class	1,593	1,434
Institutional Class	9,947	16,806
Shares issued from reinvestment of distributions
A-Class	260,504	42,510
C-Class	9,761	1,175
P-Class	525	50
Institutional Class	4,727	557
Shares redeemed
A-Class	(116,933)	(246,314)
C-Class	(15,973)	(51,299)
P-Class	(141)	(1,299)
Institutional Class	(4,986)	(13,361)
Net increase (decrease) in shares	177,585	(159,163)

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$45.98	$39.64	$49.70	$47.34	$40.52	$41.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.19	.45	.41	.34	.19
Net gain (loss) on investments (realized and unrealized)	9.68	7.06	(1.58)	7.70	6.72	4.25
Total from investment operations	9.69	7.25	(1.13)	8.11	7.06	4.44
Less distributions from:
Net investment income	(.20)	(.45)	(.41)	(.24)	(.24)	(.05)
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(6.90)	(.91)	(8.93)	(5.75)	(.24)	(5.41)
Net asset value, end of period	$48.77	$45.98	$39.64	$49.70	$47.34	$40.52

Total Return[c]	21.22%	18.57%	2.34%	18.51%	17.54%	11.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,111	$89,469	$83,027	$87,509	$77,049	$72,179
Ratios to average net assets:
Net investment income (loss)	0.06%	0.46%	1.13%	0.87%	0.78%	0.48%
Total expenses[d]	1.36%	1.45%	1.44%	1.55%	1.45%	1.45%
Net expenses[e]	1.30%	1.40%	1.41%	1.52%	1.42%	1.43%
Portfolio turnover rate	20%	82%	73%	52%	43%	61%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$29.40	$25.66	$35.78	$35.64	$30.58	$32.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.10)	.08	.02	(.03)	(.12)
Net gain (loss) on investments (realized and unrealized)	6.15	4.53	(1.68)	5.63	5.09	3.28
Total from investment operations	6.03	4.43	(1.60)	5.65	5.06	3.16
Less distributions from:
Net investment income	—	(.23)	—	—	—	—
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(6.70)	(.69)	(8.52)	(5.51)	—	(5.36)
Net asset value, end of period	$28.73	$29.40	$25.66	$35.78	$35.64	$30.58

Total Return[c]	20.68%	17.53%	1.46%	17.51%	16.55%	10.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,400	$1,510	$1,683	$1,849	$3,984	$3,760
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.39%)	0.30%	0.05%	(0.08%)	(0.42%)
Total expenses[d]	2.24%	2.32%	2.27%	2.33%	2.31%	2.34%
Net expenses[e]	2.18%	2.28%	2.24%	2.30%	2.27%	2.32%
Portfolio turnover rate	20%	82%	73%	52%	43%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$45.45	$39.17	$49.12	$46.83	$40.27	$41.48
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.15	.41	.32	.24	.26
Net gain (loss) on investments (realized and unrealized)	9.58	6.99	(1.58)	7.61	6.65	4.09
Total from investment operations	9.57	7.14	(1.17)	7.93	6.89	4.35
Less distributions from:
Net investment income	(.23)	(.40)	(.26)	(.13)	(.33)	(.20)
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(6.93)	(.86)	(8.78)	(5.64)	(.33)	(5.56)
Net asset value, end of period	$48.09	$45.45	$39.17	$49.12	$46.83	$40.27

Total Return	21.17%	18.48%	2.22%	18.26%	17.27%	11.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218	$116	$93	$125	$121	$102
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.36%	1.04%	0.67%	0.55%	0.69%
Total expenses[d]	1.45%	1.54%	1.55%	1.68%	1.66%	1.39%
Net expenses[e]	1.39%	1.50%	1.51%	1.64%	1.63%	1.35%
Portfolio turnover rate	20%	82%	73%	52%	43%	61%

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$45.98	$39.64	$49.80	$47.48	$40.59	$41.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.24	.51	.53	.42	.19
Net gain (loss) on investments (realized and unrealized)	9.68	7.09	(1.63)	7.71	6.78	4.25
Total from investment operations	9.74	7.33	(1.12)	8.24	7.20	4.44
Less distributions from:
Net investment income	(.29)	(.53)	(.52)	(.41)	(.31)	(.13)
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(6.99)	(.99)	(9.04)	(5.92)	(.31)	(5.49)
Net asset value, end of period	$48.73	$45.98	$39.64	$49.80	$47.48	$40.59

Total Return	21.35%	18.79%	2.42%	18.77%	17.88%	11.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,861	$1,311	$972	$875	$1,743	$113
Ratios to average net assets:
Net investment income (loss)	0.25%	0.58%	1.28%	1.11%	0.95%	0.48%
Total expenses[d]	1.17%	1.26%	1.31%	1.26%	1.26%	1.46%
Net expenses[e]	1.10%	1.22%	1.28%	1.23%	1.22%	1.44%
Portfolio turnover rate	20%	82%	73%	52%	43%	61%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
United States	62.7%
Germany	6.3%
Japan	5.8%
Singapore	3.3%
Netherlands	3.1%
Ireland	3.0%
United Kingdom	2.9%
Other	12.9%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.8%
Amazon.com, Inc.	2.4%
Microsoft Corp.	2.4%
Alphabet, Inc. — Class C	1.7%
Volkswagen AG	1.1%
Pfizer, Inc.	1.1%
Citigroup, Inc.	1.1%
ASML Holding N.V.	1.1%
Accenture plc — Class A	1.0%
AbbVie, Inc.	1.0%
Top Ten Total	15.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	24.11%	53.40%	9.62%	6.71%
A-Class Shares with sales charge‡	18.21%	46.13%	8.55%	6.19%
C-Class Shares	23.58%	52.18%	8.78%	5.92%
C-Class Shares with CDSC§	22.58%	51.18%	8.78%	5.92%
MSCI World Index	19.57%	54.03%	13.36%	9.88%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	24.06%	53.36%	9.76%	7.98%
MSCI World Index	19.57%	54.03%	13.36%	9.99%

	6 Month†	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	24.19%	53.80%	9.91%	6.58%
MSCI World Index	19.57%	54.03%	13.36%	9.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 96.0%

Consumer, Non-cyclical - 21.7%
Pfizer, Inc.	16,000	$579,680
AbbVie, Inc.	4,800	519,456
Philip Morris International, Inc.	5,800	514,692
PepsiCo, Inc.	3,505	495,782
Merck & Company, Inc.	6,300	485,667
CVS Health Corp.	5,800	436,334
Colgate-Palmolive Co.	5,482	432,146
Anthem, Inc.	1,200	430,740
Boston Scientific Corp.*	11,100	429,015
Gilead Sciences, Inc.	6,400	413,632
Square, Inc. — Class A*	1,800	408,690
Vertex Pharmaceuticals, Inc.*	1,900	408,291
Kimberly-Clark Corp.	2,891	401,994
Humana, Inc.	900	377,325
Kroger Co.	10,000	359,900
Tyson Foods, Inc. — Class A	4,700	349,210
Kellogg Co.	5,456	345,365
Bunge Ltd.	3,900	309,153
Sysco Corp.	3,900	307,086
Molson Coors Beverage Co. — Class B*	6,000	306,900
Centene Corp.*	4,800	306,768
Viatris, Inc.*	19,000	265,430
Archer-Daniels-Midland Co.	4,400	250,800
WH Group Ltd.[1]	294,500	238,676
Cardinal Health, Inc.	3,400	206,550
Cigna Corp.	800	193,392
Mondelez International, Inc. — Class A	3,000	175,590
J M Smucker Co.	1,300	164,489
Ionis Pharmaceuticals, Inc.*	3,600	161,856
Fresenius Medical Care AG & Co. KGaA	2,100	154,446
Japan Tobacco, Inc.	7,100	136,259
Quest Diagnostics, Inc.	1,000	128,340
Koninklijke Ahold Delhaize N.V.	4,000	111,397
Campbell Soup Co.	2,000	100,540
Johnson & Johnson	600	98,610
ABIOMED, Inc.*	300	95,619
Becton Dickinson and Co.	300	72,945
Total Consumer, Non-cyclical		11,172,765

Financial - 19.6%
Citigroup, Inc.	7,900	574,725
Wells Fargo & Co.	12,900	504,003
Simon Property Group, Inc. REIT	4,200	477,834
Oversea-Chinese Banking Corporation Ltd.	53,500	467,473
Equity Residential REIT	6,200	444,106
Allianz AG	1,700	432,675
Mitsubishi UFJ Financial Group, Inc.	80,300	429,105
AvalonBay Communities, Inc. REIT	2,300	424,373
DBS Group Holdings Ltd.	19,200	411,062
United Overseas Bank Ltd.	20,300	389,929
Hang Seng Bank Ltd.	18,100	350,427
BOC Hong Kong Holdings Ltd.	98,800	345,072
Boston Properties, Inc. REIT	3,400	344,284
NN Group N.V.	7,000	342,202
KeyCorp	16,200	323,676
Annaly Capital Management, Inc. REIT	37,415	321,769
Admiral Group plc	7,000	299,141
Sumitomo Mitsui Financial Group, Inc.	8,100	293,124
Power Corporation of Canada	11,000	289,179
Synchrony Financial	7,100	288,686
Zurich Insurance Group AG	673	287,325
Vornado Realty Trust REIT	6,100	276,879
VEREIT, Inc.	7,100	274,202
Medical Properties Trust, Inc. REIT	11,128	236,804
Legal & General Group plc	51,000	196,151
Prudential Financial, Inc.	2,100	191,310
U.S. Bancorp	3,000	165,930
Mizuho Financial Group, Inc.	10,000	144,409
Citizens Financial Group, Inc.	3,100	136,865
Toronto-Dominion Bank	1,900	123,943
Western Union Co.	5,000	123,300
Kinnevik AB — Class B*	1,900	92,399
MetLife, Inc.	1,500	91,185
Total Financial		10,093,547

Technology - 14.7%
Apple, Inc.	11,936	1,457,983
Microsoft Corp.	5,142	1,212,330
ASML Holding N.V.	900	545,614
Accenture plc — Class A	1,900	524,875
Micron Technology, Inc.*	5,300	467,513
International Business Machines Corp.	3,300	439,758
Cognizant Technology Solutions Corp. — Class A	5,300	414,036
Twilio, Inc. — Class A*	1,100	374,836
Intel Corp.	5,800	371,200
salesforce.com, Inc.*	1,700	360,179
Advanced Micro Devices, Inc.*	4,300	337,550
Seagate Technology plc	3,823	293,415
NVIDIA Corp.	400	213,572
Bechtle AG	1,100	206,250
NetApp, Inc.	2,500	181,675
SAP AG	1,400	171,421
Total Technology		7,572,207

Communications - 9.1%
Amazon.com, Inc.*	401	1,240,726
Alphabet, Inc. — Class C*	424	877,099
Facebook, Inc. — Class A*	1,650	485,975
KDDI Corp.	13,000	398,593
Nippon Telegraph & Telephone Corp.	14,000	359,334
Lumen Technologies, Inc.	22,200	296,370
HKT Trust & HKT Ltd.	186,048	265,184
Juniper Networks, Inc.	10,000	253,300
Cisco Systems, Inc.	4,000	206,840
Twitter, Inc.*	2,700	171,801
Verizon Communications, Inc.	2,000	116,300
Total Communications		4,671,522

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
WORLD EQUITY INCOME FUND

	Shares	Value
Industrial - 7.9%
3M Co.	2,647	$510,024
Deutsche Post AG	7,300	399,925
Lockheed Martin Corp.	1,000	369,500
CRH plc ADR	7,100	332,771
Northrop Grumman Corp.	1,000	323,640
Boeing Co.*	1,200	305,664
Husqvarna AB — Class B	21,200	305,456
ACS Actividades de Construccion y Servicios S.A.	8,000	265,103
Singapore Technologies Engineering Ltd.	79,900	231,133
Skanska AB — Class B	8,000	200,663
Venture Corporation Ltd.	13,200	196,911
Huntington Ingalls Industries, Inc.	900	185,265
FedEx Corp.	600	170,424
DSV PANALPINA A/S	700	137,339
Siemens AG	800	131,332
Total Industrial		4,065,150

Basic Materials - 7.6%
Rio Tinto plc	5,400	413,071
Nucor Corp.	4,500	361,215
Steel Dynamics, Inc.	7,000	355,320
Koninklijke DSM N.V.	2,000	338,415
UPM-Kymmene Oyj	8,900	319,661
Boliden AB	8,000	296,871
BASF SE	3,200	265,816
Yara International ASA	5,000	260,017
Arkema S.A.	2,100	254,497
Voestalpine AG	6,000	248,570
Akzo Nobel N.V.	2,100	234,625
Lanxess AG	3,100	228,501
Smurfit Kappa Group plc	4,000	188,368
Symrise AG	1,400	169,747
Total Basic Materials		3,934,694

Utilities - 7.1%
Southern Co.	6,500	404,040
Exelon Corp.	8,800	384,912
FirstEnergy Corp.	10,530	365,286
PPL Corp.	12,200	351,848
CLP Holdings Ltd.	35,800	347,706
CenterPoint Energy, Inc.	15,000	339,750
Fortum Oyj	9,900	264,217
Duke Energy Corp.	2,500	241,325
NRG Energy, Inc.	6,100	230,153
Vistra Corp.	12,900	228,072
Power Assets Holdings Ltd.	22,400	132,265
Pinnacle West Capital Corp.	1,600	130,160
Edison International	2,200	128,920
UGI Corp.	3,100	127,131
Total Utilities		3,675,785

Consumer, Cyclical - 4.9%
Walgreens Boots Alliance, Inc.	7,800	428,220
Subaru Corp.	18,300	364,258
Costco Wholesale Corp.	1,000	352,480
Persimmon plc	8,000	324,230
Berkeley Group Holdings plc	4,100	250,835
Honda Motor Co., Ltd.	8,000	239,797
Electrolux AB	8,100	224,694
Tesla, Inc.*	300	200,379
Wesfarmers Ltd.	4,000	160,055
Total Consumer, Cyclical		2,544,948

Energy - 2.6%
ENEOS Holdings, Inc.	70,200	318,010
Idemitsu Kosan Company Ltd.	11,000	283,526
TC Energy Corp.	5,000	229,263
DCC plc	2,400	208,103
Pembina Pipeline Corp.	5,000	144,458
SolarEdge Technologies, Inc.*	500	143,720
Total Energy		1,327,080

Diversified - 0.8%
CK Hutchison Holdings Ltd.	49,501	394,492

Total Common Stocks
(Cost $41,623,500)		49,452,190

PREFERRED STOCKS† - 2.0%
Consumer, Cyclical - 2.0%
Volkswagen AG	2,100	587,547
Porsche Automobil Holding SE	4,400	466,520
Total Consumer, Cyclical		1,054,067

Total Preferred Stocks
(Cost $668,156)		1,054,067

EXCHANGE-TRADED FUNDS† - 0.7%
iShares MSCI EAFE ETF	2,284	173,287
SPDR S&P 500 ETF Trust	431	170,818
Total Exchange-Traded Funds
(Cost $341,356)		344,105

MONEY MARKET FUND† - 0.8%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	401,098	401,098
Total Money Market Fund
(Cost $401,098)		401,098

Total Investments - 99.5%
(Cost $43,034,110)		$51,251,460
Other Assets & Liabilities, net - 0.5%		249,515
Total Net Assets - 100.0%		$51,500,975

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
WORLD EQUITY INCOME FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
Euro FX Futures Contracts	44	Jun 2021	$6,458,650	$97,809
Japanese Yen Futures Contracts	26	Jun 2021	2,937,025	61,710
Australian Dollar Futures Contracts	1	Jun 2021	75,980	102
			$9,471,655	$159,621

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $238,676 (cost $259,981), or 0.5% of total net assets.

[2]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$49,452,190	$—	$—	$49,452,190
Preferred Stocks	1,054,067	—	—	1,054,067
Exchange-Traded Funds	344,105	—	—	344,105
Money Market Fund	401,098	—	—	401,098
Currency Futures Contracts**	159,621	—	—	159,621
Total Assets	$51,411,081	$—	$—	$51,411,081

**	This derivative is reported as unrealized appreciation/depreciation at period end.

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $43,034,110)	$51,251,460
Foreign currency, at value (cost $664)	661
Cash	42,279
Segregated cash with broker	153,000
Prepaid expenses	35,084
Receivables:
Dividends	160,455
Foreign tax reclaims	83,635
Variation margin on futures contracts	6,332
Fund shares sold	1,073
Total assets	51,733,979

Liabilities:
Payable for:
Fund shares redeemed	66,289
Securities purchased	58,382
Professional fees	22,474
Management fees	20,899
Pricing fees	12,426
Distribution and service fees	12,199
Printing fees	11,899
Transfer agent/maintenance fees	10,433
Fund accounting/administration fees	5,870
Distributions to shareholders	5,697
Trustees’ fees*	1,400
Due to Investment Adviser	455
Miscellaneous	4,581
Total liabilities	233,004
Net assets	$51,500,975

Net assets consist of:
Paid in capital	$37,109,578
Total distributable earnings (loss)	14,391,397
Net assets	$51,500,975

A-Class:
Net assets	$45,001,134
Capital shares outstanding	2,434,321
Net asset value per share	$18.49
Maximum offering price per share (Net asset value divided by 95.25%)	$19.41

C-Class:
Net assets	$3,331,904
Capital shares outstanding	210,685
Net asset value per share	$15.81

P-Class:
Net assets	$111,398
Capital shares outstanding	5,971
Net asset value per share	$18.66

Institutional Class:
Net assets	$3,056,539
Capital shares outstanding	166,404
Net asset value per share	$18.37

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

WORLD EQUITY INCOME FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $24,602)	$531,120
Total investment income	531,120

Expenses:
Management fees	164,818
Distribution and service fees:
A-Class	51,514
C-Class	15,233
P-Class	109
Transfer agent/maintenance fees:
A-Class	13,882
C-Class	2,313
P-Class	78
Institutional Class	619
Registration fees	45,425
Professional fees	24,953
Fund accounting/administration fees	20,384
Trustees’ fees*	9,428
Custodian fees	6,987
Line of credit fees	780
Interest expense	6
Miscellaneous	5,909
Recoupment of previously waived fees:
Institutional Class	455
Total expenses	362,893
Less:
Expenses reimbursed by Adviser:
A-Class	(14,138)
C-Class	(2,349)
P-Class	(79)
Institutional Class	(1,086)
Expenses waived by Adviser	(52,529)
Total waived/reimbursed expenses	(70,181)
Net expenses	292,712
Net investment income	238,408

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$6,483,358
Futures contracts	(36,003)
Foreign currency transactions	994
Net realized gain	6,448,349
Net change in unrealized appreciation (depreciation) on:
Investments	3,341,133
Futures contracts	159,621
Foreign currency translations	(3,156)
Net change in unrealized appreciation (depreciation)	3,497,598
Net realized and unrealized gain	9,945,947
Net increase in net assets resulting from operations	$10,184,355

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$238,408	$703,779
Net realized gain on investments	6,448,349	80,940
Net change in unrealized appreciation (depreciation) on investments	3,497,598	790,841
Net increase in net assets resulting from operations	10,184,355	1,575,560

Distributions to shareholders:
A-Class	(376,291)	(951,321)
C-Class	(18,476)	(41,581)
P-Class	(789)	(2,112)
Institutional Class	(28,731)	(69,164)
Total distributions to shareholders	(424,287)	(1,064,178)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,045,037	1,840,975
C-Class	434,634	262,757
P-Class	18,071	19,559
Institutional Class	279,588	722,745
Distributions reinvested
A-Class	366,799	941,400
C-Class	18,307	40,533
P-Class	789	2,112
Institutional Class	28,519	68,744
Cost of shares redeemed
A-Class	(2,862,341)	(26,256,691)
C-Class	(647,795)	(701,424)
P-Class	(19,074)	(56,772)
Institutional Class	(332,567)	(1,575,677)
Net decrease from capital share transactions	(1,670,033)	(24,691,739)
Net increase (decrease) in net assets	8,090,035	(24,180,357)

Net assets:
Beginning of period	43,410,940	67,591,297
End of period	$51,500,975	$43,410,940

Capital share activity:
Shares sold
A-Class	61,666	123,067
C-Class	28,636	19,865
P-Class	976	1,224
Institutional Class	16,964	49,008
Shares issued from reinvestment of distributions
A-Class	21,184	63,949
C-Class	1,250	3,191
P-Class	45	142
Institutional Class	1,652	4,753
Shares redeemed
A-Class	(170,552)	(1,639,516)
C-Class	(44,003)	(55,988)
P-Class	(1,231)	(3,569)
Institutional Class	(20,453)	(113,599)
Net decrease in shares	(103,866)	(1,547,473)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.03	$15.26	$15.77	$14.84	$13.54	$12.28
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.20	.35	.23	.31	.31
Net gain (loss) on investments (realized and unrealized)	3.52	(.12)[h]	(.36)	.95	1.34	1.26
Total from investment operations	3.61	.08	(.01)	1.18	1.65	1.57
Less distributions from:
Net investment income	(.12)	(.27)	(.37)	(.25)	(.35)	(.31)
Net realized gains	(.03)	(.04)	(.13)	—	—	—
Total distributions	(.15)	(.31)	(.50)	(.25)	(.35)	(.31)
Net asset value, end of period	$18.49	$15.03	$15.26	$15.77	$14.84	$13.54

Total Return[c]	24.11%	0.60%	0.14%	8.01%	12.31%	12.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,001	$37,911	$60,639	$67,679	$80,598	$80,575
Ratios to average net assets:
Net investment income (loss)	1.04%	1.36%	2.39%	1.48%	2.23%	2.36%
Total expenses[d]	1.50%	1.48%	1.37%	1.37%	1.34%	1.48%
Net expenses[e,f,g]	1.21%	1.22%	1.22%	1.22%	1.24%	1.48%
Portfolio turnover rate	107%	192%	127%	125%	94%	51%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$12.87	$13.06	$13.53	$12.72	$11.63	$10.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	.08	.21	.09	.19	.18
Net gain (loss) on investments (realized and unrealized)	3.01	(.10)[h]	(.33)	.83	1.13	1.09
Total from investment operations	3.03	(.02)	(.12)	.92	1.32	1.27
Less distributions from:
Net investment income	(.06)	(.13)	(.22)	(.11)	(.23)	(.19)
Net realized gains	(.03)	(.04)	(.13)	—	—	—
Total distributions	(.09)	(.17)	(.35)	(.11)	(.23)	(.19)
Net asset value, end of period	$15.81	$12.87	$13.06	$13.53	$12.72	$11.63

Total Return[c]	23.58%	(0.13%)	(0.69%)	7.27%	11.46%	12.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,332	$2,893	$3,366	$4,215	$6,449	$5,455
Ratios to average net assets:
Net investment income (loss)	0.31%	0.67%	1.64%	0.71%	1.53%	1.59%
Total expenses[d]	2.34%	2.40%	2.28%	2.18%	2.19%	2.35%
Net expenses[e,f,g]	1.96%	1.97%	1.97%	1.97%	1.99%	2.23%
Portfolio turnover rate	107%	192%	127%	125%	94%	51%

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.17	$15.38	$15.92	$15.08	$13.73	$12.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.20	.36	.24	.33	.33
Net gain (loss) on investments (realized and unrealized)	3.55	(.11)[h]	(.39)	.95	1.35	1.35
Total from investment operations	3.64	.09	(.03)	1.19	1.68	1.68
Less distributions from:
Net investment income	(.12)	(.26)	(.38)	(.35)	(.33)	(.28)
Net realized gains	(.03)	(.04)	(.13)	—	—	—
Total distributions	(.15)	(.30)	(.51)	(.35)	(.33)	(.28)
Net asset value, end of period	$18.66	$15.17	$15.38	$15.92	$15.08	$13.73

Total Return	24.06%	0.66%	0.06%	7.99%	12.32%	13.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111	$94	$129	$195	$355	$133
Ratios to average net assets:
Net investment income (loss)	1.08%	1.36%	2.38%	1.50%	2.28%	2.58%
Total expenses[d]	1.62%	1.56%	1.44%	1.40%	1.76%	1.33%
Net expenses[e,f,g]	1.21%	1.22%	1.22%	1.22%	1.24%	1.33%
Portfolio turnover rate	107%	192%	127%	125%	94%	51%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 107

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$14.94	$15.16	$15.71	$14.74	$13.44	$12.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.25	.39	.29	.35	.31
Net gain (loss) on investments (realized and unrealized)	3.49	(.13)[h]	(.37)	.93	1.33	1.28
Total from investment operations	3.60	.12	.02	1.22	1.68	1.59
Less distributions from:
Net investment income	(.14)	(.30)	(.44)	(.25)	(.38)	(.38)
Net realized gains	(.03)	(.04)	(.13)	—	—	—
Total distributions	(.17)	(.34)	(.57)	(.25)	(.38)	(.38)
Net asset value, end of period	$18.37	$14.94	$15.16	$15.71	$14.74	$13.44

Total Return	24.19%	0.92%	0.40%	8.34%	12.61%	13.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,057	$2,513	$3,458	$19,589	$3,734	$2,824
Ratios to average net assets:
Net investment income (loss)	1.31%	1.66%	2.67%	1.85%	2.50%	2.42%
Total expenses[d]	1.26%	1.50%	1.17%	1.02%	1.09%	1.30%
Net expenses[e,f,g]	0.96%	0.97%	0.97%	0.97%	0.98%	1.22%
Portfolio turnover rate	107%	192%	127%	125%	94%	51%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	0.00%*	0.00%*	0.01%
C-Class	—	—	—	0.00%*	0.01%
P-Class	—	—	—	—	—
Institutional Class	0.03%	—	—	0.02%	0.03%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.22%	1.22%	1.22%	1.22%	1.46%
C-Class	1.95%	1.97%	1.97%	1.97%	1.97%	2.21%
P-Class	1.21%	1.22%	1.22%	1.22%	1.22%	1.32%
Institutional Class	0.96%	0.97%	0.97%	0.97%	0.96%	1.21%

[h]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Non-diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At March 31, 2021, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

112 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$3,714,144	$—
StylePlus—Mid Growth Fund	Index exposure	2,647,696	—
World Equity Income Fund	Hedge	—	2,036,004

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$185,499,771	$—
StylePlus—Mid Growth Fund	Index exposure	85,983,541	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$5,252,718	$26,870,883
Market Neutral Real Estate Fund	Hedge	—	37,134,825
Risk Managed Real Estate Fund	Hedge, Leverage	68,589,776	58,071,921

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at March 31, 2021
Alpha Opportunity Fund	$—	$679,482	$—	$679,482
Risk Managed Real Estate Fund	—	7,250,075	—	7,250,075
StylePlus—Large Core Fund	4,033	36,527,373	—	36,531,406
StylePlus—Mid Growth Fund	2,420	13,076,122	—	13,078,542
World Equity Income Fund	—	—	159,621	159,621

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at March 31, 2021
Alpha Opportunity Fund	$—	$3,153,034	$—	$3,153,034
Market Neutral Real Estate Fund	—	3,268,167	—	3,268,167
Risk Managed Real Estate Fund	—	4,618,322	—	4,618,322
StylePlus—Mid Growth Fund	42,875	—	—	42,875

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(4,057,635)	$—	$(4,057,635)
Market Neutral Real Estate Fund	—	(6,416,893)	—	(6,416,893)
Risk Managed Real Estate Fund	—	135,818	—	135,818
StylePlus—Large Core Fund	787,541	17,399,606	—	18,187,147
StylePlus—Mid Growth Fund	565,139	15,473,393	—	16,038,532
World Equity Income Fund	—	—	(36,003)	(36,003)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(1,467,379)	$—	$(1,467,379)
Market Neutral Real Estate Fund	—	(3,288,153)	—	(3,288,153)
Risk Managed Real Estate Fund	—	413,080	—	413,080
StylePlus—Large Core Fund	72,035	14,341,054	—	14,413,089
StylePlus—Mid Growth Fund	(7,077)	(1,176,976)	—	(1,184,053)
World Equity Income Fund	—	—	159,621	159,621

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$679,482	$—	$679,482	$(679,482)	$—	$—
Risk Managed Real Estate Fund	Custom basket swap agreements	7,250,075	—	7,250,075	(4,618,322)	(1,319,299)	1,312,454
StylePlus—Large Core Fund	Swap equity contracts	36,527,373	—	36,527,373	—	(35,560,000)	967,373
StylePlus—Mid Growth Fund	Swap equity contracts	13,076,122	—	13,076,122	—	(11,470,000)	1,606,122

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$3,153,034	$—	$3,153,034	$(3,153,034)	$—	$—
Market Neutral Real Estate Fund	Custom basket swap agreements	3,268,167	—	3,268,167	(3,268,167)	—	—
Risk Managed Real Estate Fund	Custom basket swap agreements	4,618,322	—	4,618,322	(4,618,322)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Risk Managed Real Estate Fund	Morgan Stanley Capital Services LLC	Custom basket swap agreements	$—	$1,478,030
StylePlus—Large Core Fund	Morgan Stanley Capital Services LLC	Futures contracts	55,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	35,560,000
			55,000	35,560,000
StylePlus—Mid Growth Fund	Citibank N.A., New York	Total return swap agreements	—	11,470,000
	Morgan Stanley Capital Services LLC	Futures contracts	213,500	—
			213,500	11,470,000
World Equity Income Fund	BofA Securities, Inc.	Futures contracts	153,000	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/22
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/22
Alpha Opportunity - P-Class	1.76%	05/31/17	02/01/22
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/22
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/22
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/22
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/22
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/22
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/22
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/22
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/22
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/22
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/22
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/22
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/22
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/22
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/22
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/22
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/22
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/22
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/22
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/22
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/22
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/22

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI and GPIM are entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI and GPIM are entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI or GPIM. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire dureing the years ended September 30, are presented in the following table:

Fund	2021	2022	2023	2024	Total
Alpha Opportunity Fund
A-Class	$—	$—	$1,631	$2,325	$3,956
C-Class	574	594	949	387	2,504
P-Class	—	32	546	1,721	2,299
Institutional Class	—	—	—	7,162	7,162
Large Cap Value Fund
A-Class	41,638	86,271	123,000	69,198	320,107
C-Class	3,867	5,745	6,365	2,856	18,833
P-Class	435	654	1,005	522	2,616
Institutional Class	2,032	9,093	2,945	1,533	15,603
Market Neutral Real Estate Fund
A-Class	13,250	61,944	55,287	13,649	144,130
C-Class	—	2,911	1,909	491	5,311
P-Class	14,497	6,884	8,658	9,343	39,382
Institutional Class	136,635	115,010	79,024	38,109	368,778
Risk Managed Real Estate Fund
A-Class	—	—	—	89	89
C-Class	850	741	611	321	2,523
P-Class	—	—	9,087	1,493	10,580
Institutional Class	—	—	—	655	655
Small Cap Value Fund
A-Class	63,311	101,617	118,318	64,475	347,721
C-Class	22,114	21,993	25,348	14,545	84,000
P-Class	180	491	1,268	586	2,525
Institutional Class	23,564	35,461	35,467	19,816	114,308
World Equity Income Fund
A-Class	54,399	89,463	120,308	60,107	324,277
C-Class	7,811	11,022	13,263	5,764	37,860
P-Class	285	318	359	178	1,140
Institutional Class	3,036	27,702	16,027	4,132	50,897

For the period ended March 31, 2021, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$1,833
Risk Managed Real Estate Fund	17,250
World Equity Income Fund	455

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$62,558
StylePlus—Mid Growth Fund	34,217

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2021, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	71%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation
Alpha Opportunity Fund	$35,025,903	$5,555,766	$(3,349,166)	$2,206,600
Large Cap Value Fund	29,417,013	10,470,965	(845,981)	9,624,984
Market Neutral Real Estate Fund	66,335,798	4,084,316	(3,557,145)	527,171
Risk Managed Real Estate Fund	375,983,636	42,291,496	(6,372,313)	35,919,183
Small Cap Value Fund	5,745,055	1,993,139	(273,933)	1,719,206
StylePlus—Large Core Fund	231,385,403	44,561,496	(276,498)	44,284,998
StylePlus—Mid Growth Fund	101,878,462	16,415,367	(277,656)	16,137,711
World Equity Income Fund	43,134,409	8,668,367	(391,695)	8,276,672

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 7 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$21,639,835	$30,639,144
Large Cap Value Fund	3,016,857	4,939,154
Market Neutral Real Estate Fund	103,016,775	90,925,967
Risk Managed Real Estate Fund	237,354,674	206,466,594
Small Cap Value Fund	736,185	927,926
StylePlus—Large Core Fund	39,806,025	20,928,093
StylePlus—Mid Growth Fund	30,610,809	20,125,500
World Equity Income Fund	49,306,935	51,393,557

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

Note 9 – Large Shareholder Risk

As of March 31, 2021, 70.7% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 10 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Funds’ investments and shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

124 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 125

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund)
Guggenheim Municipal Income Fund

GuggenheimInvestments.com	SBINC-SEMI-0321x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	18
CORE BOND FUND	38
MUNICIPAL INCOME FUND	65
NOTES TO FINANCIAL STATEMENTS	80
OTHER INFORMATION	98
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	99
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	104

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the semi-annual period ended March 31, 2021.

On April 23, 2021, the name of Guggenheim Investment Grade Bond Fund changed to Guggenheim Core Bond Fund. This name change did not result in changes to the Fund’s investment objective, principal investment strategies or principal risks.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,
Guggenheim Partners Investment Management, LLC,

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the Fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2021

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Core Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the yield on the two-year U.S. Treasury Note rose 3 basis points1 to 0.16% from 0.13%, and the 10-year U.S. Treasury Note climbed 105 basis points to 1.74% from 0.69%. The spread between the two-year U.S. Treasury Note and 10-year U.S. Treasury Note widened from 56 basis points to 158 basis points as investors repositioned in response to fears of inflationary pressure, which the Federal Reserve (the “Fed”) regards as a transitory, short-term phenomenon. Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

For the six-month period ended March 31, 2021, the Standard & Poor’s® (“S&P 500® ”) Index* returned 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Basis point — one basis point is equal to 0.01%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.81%	11.19%	$ 1,000.00	$ 1,111.90	$ 4.26
C-Class	1.54%	10.80%	1,000.00	1,108.00	8.09
P-Class	0.80%	11.17%	1,000.00	1,111.70	4.21
Institutional Class	0.55%	11.35%	1,000.00	1,113.50	2.90
High Yield Fund
A-Class	1.06%	6.54%	1,000.00	1,065.40	5.46
C-Class	1.91%	6.08%	1,000.00	1,060.80	9.81
P-Class	1.17%	6.41%	1,000.00	1,064.10	6.02
Institutional Class	0.87%	6.60%	1,000.00	1,066.00	4.48
R6-Class	0.77%	6.62%	1,000.00	1,066.20	3.97
Core Bond Fund
A-Class	0.79%	(0.99%)	1,000.00	990.10	3.92
C-Class	1.54%	(1.36%)	1,000.00	986.40	7.63
P-Class	0.79%	(1.04%)	1,000.00	989.60	3.92
Institutional Class	0.50%	(0.89%)	1,000.00	991.10	2.48
Municipal Income Fund
A-Class	0.80%	2.65%	1,000.00	1,026.50	4.04
C-Class	1.55%	2.28%	1,000.00	1,022.80	7.82
P-Class	0.80%	2.73%	1,000.00	1,027.30	4.04
Institutional Class	0.55%	2.78%	1,000.00	1,027.80	2.78

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.81%	5.00%	$ 1,000.00	$ 1,020.89	$ 4.08
C-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
P-Class	0.80%	5.00%	1,000.00	1,020.94	4.03
Institutional Class	0.55%	5.00%	1,000.00	1,022.19	2.77
High Yield Fund
A-Class	1.06%	5.00%	1,000.00	1,019.65	5.34
C-Class	1.91%	5.00%	1,000.00	1,015.41	9.60
P-Class	1.17%	5.00%	1,000.00	1,019.10	5.89
Institutional Class	0.87%	5.00%	1,000.00	1,020.59	4.38
R6-Class	0.77%	5.00%	1,000.00	1,021.09	3.88
Core Bond Fund
A-Class	0.79%	5.00%	1,000.00	1,020.99	3.98
C-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
P-Class	0.79%	5.00%	1,000.00	1,020.99	3.98
Institutional Class	0.50%	5.00%	1,000.00	1,022.44	2.52
Municipal Income Fund
A-Class	0.80%	5.00%	1,000.00	1,020.94	4.03
C-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
P-Class	0.80%	5.00%	1,000.00	1,020.94	4.03
Institutional Class	0.55%	5.00%	1,000.00	1,022.19	2.77

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

	A-Class	C-Class	P-Class	Institutional Class	R-6 Class
Diversified Income Fund	0.77%	1.51%	0.77%	0.52%	N/A
High Yield Fund	1.06%	1.88%	1.14%	0.84%	0.74%
Core Bond Fund	0.78%	1.52%	0.77%	0.49%	N/A
Municipal Income Fund	0.80%	1.55%	0.80%	0.55%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

DIVERSIFIED INCOME FUND

OBJECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund — R6-Class	22.7%
Guggenheim Floating Rate Strategies Fund — R6-Class	18.2%
Guggenheim RBP Dividend Fund — Institutional Class	15.9%
Guggenheim Investment Grade Bond Fund — Institutional Class	13.6%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	10.2%
Guggenheim World Equity Income Fund — Institutional Class	5.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.0%
Virtus AllianzGI Diversified Income & Convertible Fund	0.4%
First Trust Energy Income and Growth Fund	0.4%
Calamos Convertible Opportunities and Income Fund	0.4%
Top Ten Total	87.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (01/29/16)
A-Class Shares	11.19%	21.01%	5.83%	6.16%
A-Class Shares with sales charge‡	6.76%	16.18%	4.97%	5.33%
C-Class Shares	10.80%	20.10%	5.05%	5.38%
C-Class Shares with CDSC§	9.80%	19.10%	5.05%	5.38%
P-Class Shares	11.17%	21.00%	5.82%	6.15%
Institutional Class Shares	11.35%	21.28%	6.08%	6.42%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.73%)	0.71%	3.10%	3.32%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
DIVERSIFIED INCOME FUND

	Shares	Value
MUTUAL FUNDS† - 86.6%
Guggenheim High Yield Fund — R6-Class[1]	154,259	$1,661,370
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	53,521	1,333,203
Guggenheim RBP Dividend Fund — Institutional Class[1]	82,486	1,162,222
Guggenheim Investment Grade Bond Fund — Institutional Class[1]	50,687	994,977
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	22,267	745,067
Guggenheim World Equity Income Fund — Institutional Class[1]	20,169	370,505
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,191	71,618
Total Mutual Funds
(Cost $5,692,710)		6,338,962

CLOSED-END FUNDS† - 11.1%
Virtus AllianzGI Diversified Income & Convertible Fund	904	28,413
First Trust Energy Income and Growth Fund	2,100	28,119
Calamos Convertible Opportunities and Income Fund	1,944	27,644
Neuberger Berman High Yield Strategies Fund, Inc.	2,113	27,237
Royce Value Trust, Inc.	1,500	27,165
John Hancock Premium Dividend Fund	1,750	26,127
Eaton Vance Tax-Advantaged Dividend Income Fund	962	25,272
Western Asset High Income Fund II, Inc.	3,448	23,791
BlackRock Enhanced Equity Dividend Trust	2,500	23,650
PIMCO High Income Fund	3,500	23,590
John Hancock Investors Trust	1,278	22,991
Invesco High Income Trust II	1,650	22,968
Cohen & Steers REIT and Preferred and Income Fund, Inc.	940	22,927
John Hancock Preferred Income Fund II	1,100	22,880
Eaton Vance Enhanced Equity Income Fund II	1,058	22,863
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	1,470	22,770
Ares Dynamic Credit Allocation Fund, Inc.	1,500	22,545
Eaton Vance Tax-Managed Buy-Write Income Fund	1,400	22,036
Brookfield Real Assets Income Fund, Inc.	1,040	21,528
Western Asset Premier Bond Fund	1,529	21,482
Pioneer High Income Trust	2,284	21,401
Tekla Life Sciences Investors	1,050	20,695
DoubleLine Income Solutions Fund	1,123	20,394
Reaves Utility Income Fund	600	20,100
BlackRock Limited Duration Income Trust	1,200	20,100
KKR Income Opportunities Fund	1,266	20,028
PIMCO Dynamic Income Fund	695	19,564
John Hancock Income Securities Trust	1,250	19,513
PGIM High Yield Bond Fund, Inc.	1,242	19,450
Eaton Vance Limited Duration Income Fund	1,500	18,945
Blackstone Strategic Credit Fund	1,419	18,915
Voya Infrastructure Industrials and Materials Fund	1,500	18,570
Ivy High Income Opportunities Fund	1,308	17,841
BlackRock Credit Allocation Income Trust	1,205	17,689
Western Asset Emerging Markets Debt Fund, Inc.	1,330	17,583
Western Asset Global Corporate Defined Opportunity Fund, Inc.	983	17,311
Apollo Senior Floating Rate Fund, Inc.	1,074	15,960
Total Closed-End Funds
(Cost $677,137)		810,057

MONEY MARKET FUND† - 1.9%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	140,699	140,699
Total Money Market Fund
(Cost $140,699)		140,699

Total Investments - 99.6%
(Cost $6,510,546)		$7,289,718
Other Assets & Liabilities, net - 0.4%		29,993
Total Net Assets - 100.0%		$7,319,711

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$6,338,962	$—	$—	$6,338,962
Closed-End Funds	810,057	—	—	810,057
Money Market Fund	140,699	—	—	140,699
Total Assets	$7,289,718	$—	$—	$7,289,718

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$1,051,568	$253,129	$(15,280)	$(583)	$44,369	$1,333,203	53,521	$23,158	$—
Guggenheim High Yield Fund — R6-Class	1,501,803	341,134	(239,993)	(4,411)	62,837	1,661,370	154,259	40,342	—
Guggenheim Investment Grade Bond Fund — Institutional Class	1,312,112	419,911	(686,964)	20,550	(70,632)	994,977	50,687	17,807	27,120
Guggenheim RBP Dividend Fund — Institutional Class	614,550	299,788	—	—	247,884	1,162,222	82,486	19,799	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	625,585	51,133	—	—	68,349	745,067	22,267	7,779	35,865
Guggenheim Ultra Short Duration Fund — Institutional Class	343,979	774	(272,995)	4,955	(5,095)	71,618	7,191	774	—
Guggenheim World Equity Income Fund — Institutional Class	307,075	3,525	(9,886)	1,762	68,029	370,505	20,169	3,524	—
	$5,756,672	$1,369,394	$(1,225,118)	$22,273	$415,741	$6,338,962		$113,183	$62,985

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $817,836)	$950,756
Investments in affiliated issuers, at value (cost $5,692,710)	6,338,962
Cash	451
Prepaid expenses	44,044
Receivables:
Dividends	29,525
Investment Adviser	12,521
Total assets	7,376,259

Liabilities:
Payable for:
Securities purchased	28,573
Professional fees	17,093
Fund accounting/administration fees	5,137
Transfer agent/maintenance fees	2,479
Trustees’ fees*	755
Distribution and service fees	278
Fund shares redeemed	37
Miscellaneous	2,196
Total liabilities	56,548
Net assets	$7,319,711

Net assets consist of:
Paid in capital	$6,771,780
Total distributable earnings (loss)	547,931
Net assets	$7,319,711

A-Class:
Net assets	$325,996
Capital shares outstanding	11,800
Net asset value per share	$27.63
Maximum offering price per share (Net asset value divided by 96.00%)	$28.78

C-Class:
Net assets	$217,866
Capital shares outstanding	7,911
Net asset value per share	$27.54

P-Class:
Net assets	$141,868
Capital shares outstanding	5,139
Net asset value per share	$27.61

Institutional Class:
Net assets	$6,633,981
Capital shares outstanding	240,205
Net asset value per share	$27.62

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$31,067
Dividends from securities of affiliated issuers	113,183
Total investment income	144,250

Expenses:
Management fees	26,062
Distribution and service fees:
A-Class	352
C-Class	1,040
P-Class	169
Transfer agent/maintenance fees:
A-Class	699
C-Class	529
P-Class	319
Institutional Class	11,224
Registration fees	43,519
Professional fees	20,801
Fund accounting/administration fees	16,953
Trustees’ fees*	8,567
Custodian fees	3,369
Tax expense	921
Line of credit fees	123
Miscellaneous	2,851
Total expenses	137,498
Less:
Expenses reimbursed by Adviser:
A-Class	(3,114)
C-Class	(2,325)
P-Class	(1,482)
Institutional Class	(65,484)
Expenses waived by Adviser	(44,318)
Total waived/reimbursed expenses	(116,723)
Net expenses	20,775
Net investment income	123,475

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,062
Investments in affiliated issuers	22,273
Distributions received from affiliated investment companies	62,985
Net realized gain	92,320
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	112,195
Investments in affiliated issuers	415,741
Net change in unrealized appreciation (depreciation)	527,936
Net realized and unrealized gain	620,256
Net increase in net assets resulting from operations	$743,731

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$123,475	$225,886
Net realized gain (loss) on investments	92,320	(347,868)
Net change in unrealized appreciation (depreciation) on investments	527,936	(129,464)
Net increase (decrease) in net assets resulting from operations	743,731	(251,446)

Distributions to shareholders:
A-Class	(4,855)	(9,360)
C-Class	(2,853)	(14,474)
P-Class	(2,349)	(4,452)
Institutional Class	(117,412)	(223,499)
Total distributions to shareholders	(127,469)	(251,785)

Capital share transactions:
Proceeds from sale of shares
A-Class	33,999	8,040
C-Class	100	93,138
P-Class	880	1,813
Institutional Class	—	44,460
Distributions reinvested
A-Class	4,855	9,360
C-Class	2,853	14,474
P-Class	2,349	4,452
Institutional Class	117,412	223,499
Cost of shares redeemed
A-Class	(4,865)	(10,391)
C-Class	(274)	(648,757)
P-Class	(1,163)	(1,269)
Institutional Class	(9,500)	(69,589)
Net increase (decrease) from capital share transactions	146,646	(330,770)
Net increase (decrease) in net assets	762,908	(834,001)

Net assets:
Beginning of period	6,556,803	7,390,804
End of period	$7,319,711	$6,556,803

Capital share activity:
Shares sold
A-Class	1,236	299
C-Class	4	3,804
P-Class	33	72
Institutional Class	—	1,735
Shares issued from reinvestment of distributions
A-Class	182	362
C-Class	108	547
P-Class	88	173
Institutional Class	4,412	8,661
Shares redeemed
A-Class	(183)	(387)
C-Class	(11)	(26,782)
P-Class	(44)	(51)
Institutional Class	(354)	(2,776)
Net increase (decrease) in shares	5,471	(14,343)

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$25.27	$26.99	$26.70	$27.58	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.45	.81	.86	.91	.96	.76
Net gain (loss) on investments (realized and unrealized)	2.37	(1.63)	.50	(.70)	.89	2.03
Total from investment operations	2.82	(.82)	1.36	.21	1.85	2.79
Less distributions from:
Net investment income	(.46)	(.81)	(.77)	(.90)	(.95)	(.67)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.46)	(.90)	(1.07)	(1.09)	(1.39)	(.67)
Net asset value, end of period	$27.63	$25.27	$26.99	$26.70	$27.58	$27.12

Total Return[d]	11.19%	(3.06%)	5.31%	0.78%	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$326	$267	$278	$141	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.38%	3.14%	3.26%	3.37%	3.53%	4.35%
Total expenses[e]	4.29%	4.24%	4.03%	4.83%	4.16%	3.31%
Net expenses[f,g,h]	0.81%	0.83%	0.85%	0.84%	0.85%	0.77%
Portfolio turnover rate	19%	66%	58%	37%	44%	83%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$25.19	$27.00	$26.69	$27.56	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.35	.60	.69	.71	.76	.63
Net gain (loss) on investments (realized and unrealized)	2.36	(1.62)	.46	(.69)	.87	2.03
Total from investment operations	2.71	(1.02)	1.15	.02	1.63	2.66
Less distributions from:
Net investment income	(.36)	(.70)	(.54)	(.70)	(.74)	(.55)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.36)	(.79)	(.84)	(.89)	(1.18)	(.55)
Net asset value, end of period	$27.54	$25.19	$27.00	$26.69	$27.56	$27.11

Total Return[d]	10.80%	(3.77%)	4.50%	0.08%	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218	$197	$816	$145	$137	$118
Ratios to average net assets:
Net investment income (loss)	2.61%	2.26%	2.59%	2.63%	2.78%	3.58%
Total expenses[e]	5.05%	4.86%	4.74%	5.65%	5.13%	4.05%
Net expenses[f,g,h]	1.54%	1.58%	1.59%	1.59%	1.60%	1.52%
Portfolio turnover rate	19%	66%	58%	37%	44%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$25.25	$26.97	$26.70	$27.58	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.44	.81	.85	.91	.95	.74
Net gain (loss) on investments (realized and unrealized)	2.38	(1.63)	.51	(.70)	.89	2.05
Total from investment operations	2.82	(.82)	1.36	.21	1.84	2.79
Less distributions from:
Net investment income	(.46)	(.81)	(.79)	(.90)	(.93)	(.68)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.46)	(.90)	(1.09)	(1.09)	(1.37)	(.68)
Net asset value, end of period	$27.61	$25.25	$26.97	$26.70	$27.58	$27.11

Total Return	11.17%	(3.03%)	5.23%	0.82%	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142	$128	$131	$125	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.35%	3.14%	3.22%	3.37%	3.51%	4.32%
Total expenses[e]	4.27%	4.19%	3.97%	4.82%	4.23%	3.21%
Net expenses[f,g,h]	0.80%	0.83%	0.85%	0.84%	0.85%	0.80%
Portfolio turnover rate	19%	66%	58%	37%	44%	83%

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$25.26	$26.98	$26.72	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.48	.87	.92	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	2.37	(1.63)	.49	(.70)	.89	2.04
Total from investment operations	2.85	(.76)	1.41	.28	1.92	2.83
Less distributions from:
Net investment income	(.49)	(.87)	(.85)	(.96)	(1.00)	(.72)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.49)	(.96)	(1.15)	(1.15)	(1.44)	(.72)
Net asset value, end of period	$27.62	$25.26	$26.98	$26.72	$27.59	$27.11

Total Return	11.35%	(2.82%)	5.52%	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,634	$5,965	$6,165	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.60%	3.39%	3.47%	3.62%	3.78%	4.57%
Total expenses[e]	3.90%	3.78%	3.58%	4.42%	3.83%	2.93%
Net expenses[f,g,h]	0.55%	0.58%	0.60%	0.60%	0.59%	0.54%
Portfolio turnover rate	19%	66%	58%	37%	44%	83%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	—	0.19%
C-Class	—	0.00%*	—	—	0.19%
P-Class	—	0.00%*	—	—	0.16%
Institutional Class	—	0.00%*	—	—	0.16%

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.77%	0.82%	0.85%	0.84%	0.82%	0.76%
C-Class	1.51%	1.57%	1.59%	1.58%	1.57%	1.52%
P-Class	0.77%	0.82%	0.85%	0.84%	0.82%	0.79%
Institutional Class	0.52%	0.57%	0.60%	0.59%	0.57%	0.54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.4%
AA	0.2%
BBB	8.0%
BB	47.4%
B	25.2%
CCC	6.2%
NR2	1.1%
Other Instruments	11.5%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
SPDR Bloomberg Barclays High Yield Bond ETF	4.9%
Hunt Companies, Inc., 5.25%	1.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%	1.0%
Kraft Heinz Foods Co., 5.00%	0.9%
Hunt Companies, Inc., 6.25%	0.9%
Howmet Aerospace, Inc., 5.95%	0.8%
LPL Holdings, Inc., 4.00%	0.8%
Virgin Media Secured Finance plc, 4.50%	0.8%
LBC Tank Terminals Holding Netherlands BV, 6.88%	0.8%
PowerTeam Services LLC, 9.03%	0.8%
Top Ten Total	12.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	6.54%	22.44%	6.91%	5.46%
A-Class Shares with sales charge‡	2.29%	17.50%	6.05%	4.95%
C-Class Shares	6.08%	21.43%	6.11%	4.66%
C-Class Shares with CDSC§	5.08%	20.43%	6.11%	4.66%
Institutional Class Shares	6.60%	22.55%	7.21%	5.72%
Bloomberg Barclays U.S. Corporate High Yield Index	7.36%	23.72%	8.06%	6.48%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	6.41%	22.23%	6.91%	4.97%
Bloomberg Barclays U.S. Corporate High Yield Index	7.36%	23.72%	8.06%	5.87%

	6 Month†	1 Year	Since Inception (05/15/17)
R6-Class Shares	6.62%	22.74%	4.65%
Bloomberg Barclays U.S. Corporate High Yield Index	7.36%	23.72%	5.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 5, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 1.4%

Financial - 0.4%
KKR Acquisition Holdings I Corp.*	142,310	$1,424,523
MSD Acquisition Corp.*	721	7,318
Jefferies Financial Group, Inc.	81	2,438
Colicity, Inc.*	239	2,414
RXR Acquisition Corp.*	194	1,911
Soaring Eagle Acquisition Corp.*	25	253
Total Financial		1,438,857

Utilities - 0.3%
TexGen Power LLC*,††	26,665	1,075,480

Energy - 0.3%
Unit Corp.*	80,852	988,011
Legacy Reserves, Inc.*,†††	3,452	6,041
SandRidge Energy, Inc.*	20	78
Permian Production Partners LLC*,†††	57,028	6
Total Energy		994,136

Consumer, Non-cyclical - 0.2%
ATD New Holdings, Inc.*,†††	21,488	719,848
Save-A-Lot*,†††	17,185	81,631
Cengage Learning Holdings II, Inc.*,††	2,107	29,498
Targus Group International Equity, Inc.*,†††,1	12,825	27,448
Chef Holdings, Inc.*,†††	49	3,091
Spectrum Brands Holdings, Inc.	2	170
Crimson Wine Group Ltd.*	8	53
Total Consumer, Non-cyclical		861,739

Consumer, Cyclical - 0.2%
Metro-Goldwyn-Mayer, Inc.*,††	7,040	718,080

Information Technology - 0.0%
Bruin E&P Partnership Units*,†††	44,023	42,111

Industrial - 0.0%
BP Holdco LLC*,†††,1	23,711	8,360
Vector Phoenix Holdings, LP*,†††	23,711	2,684
Total Industrial		11,044

Consumer Products - 0.0%
Fashion Holdings Intermediate Inc.*	35	875

Total Common Stocks
(Cost $4,542,691)		5,142,322

PREFERRED STOCKS†† - 2.5%
Financial - 2.5%
Wells Fargo & Co., 4.38%	74,000	1,845,560
JPMorgan Chase & Co., 4.55%*	72,000	1,843,200
Bank of America Corp., 4.38%	57,000	1,425,000
American Equity Investment Life Holding Co., 5.95%[2]	54,000	1,417,500
First Republic Bank, 4.13%	53,000	1,325,000
Bank of America Corp., 4.13%	40,000	991,200
Assurant, Inc., 5.25% due 01/15/61	30,000	771,600
Total Financial		9,619,060

Industrial - 0.0%
U.S. Shipping Corp.*,†††	14,718	2
Total Preferred Stocks
(Cost $9,875,000)		9,619,062

WARRANTS††† - 0.0%
SandRidge Energy, Inc.
$41.34, Expiring 10/04/22†††	505	6
$42.03, Expiring 10/04/22†††	212	3
Total Warrants
(Cost $43,811)		9

EXCHANGE-TRADED FUNDS† - 4.9%
SPDR Bloomberg Barclays High Yield Bond ETF	173,000	18,822,400
Total Exchange-Traded Funds
(Cost $18,840,947)		18,822,400

MONEY MARKET FUND† - 2.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	8,883,252	8,883,252
Total Money Market Fund
(Cost $8,883,252)		8,883,252

	Face Amount~
CORPORATE BONDS†† - 78.8%
Consumer, Non-cyclical - 15.3%
Kraft Heinz Foods Co.
5.00% due 06/04/42	2,998,000	3,366,026
4.88% due 10/01/49	1,750,000	1,957,382
4.38% due 06/01/46	1,200,000	1,251,119
5.20% due 07/15/45	325,000	374,943
US Foods, Inc.
6.25% due 04/15/25[4]	2,748,000	2,945,856
4.75% due 02/15/29[4]	1,350,000	1,350,000
DaVita, Inc.
3.75% due 02/15/31[4]	3,075,000	2,946,465
4.63% due 06/01/30[4]	850,000	864,578
Sabre GLBL, Inc.
9.25% due 04/15/25[4]	1,500,000	1,788,750
7.38% due 09/01/25[4]	1,450,000	1,580,137
Post Holdings, Inc.
4.50% due 09/15/31[4]	2,925,000	2,892,825
CPI CG, Inc.
8.63% due 03/15/26[4]	2,750,000	2,881,422
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4]	2,540,000	2,622,550
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4]	2,225,000	2,132,373

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

	Face Amount~	Value
5.00% due 12/31/26[4]	350,000	$350,000
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75% due 04/15/26[4]	1,075,000	1,160,167
3.38% due 08/31/27[4]	1,150,000	1,115,500
Tenet Healthcare Corp.
7.50% due 04/01/25[4]	1,700,000	1,835,439
5.13% due 11/01/27[4]	400,000	418,280
Nielsen Finance LLC / Nielsen Finance Co.
5.88% due 10/01/30[4]	1,675,000	1,809,000
5.00% due 04/15/22[4]	417,000	417,086
Molina Healthcare, Inc.
4.38% due 06/15/28[4]	1,100,000	1,131,856
5.38% due 11/15/22	900,000	943,686
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	1,950,000	2,025,601
AMN Healthcare, Inc.
4.63% due 10/01/27[4]	1,150,000	1,175,875
4.00% due 04/15/29[4]	675,000	671,625
Centene Corp.
3.00% due 10/15/30	1,100,000	1,098,174
4.25% due 12/15/27	675,000	709,729
Rent-A-Center, Inc.
6.38% due 02/15/29[4]	1,700,000	1,802,000
Carriage Services, Inc.
6.63% due 06/01/26[4]	1,670,000	1,753,500
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	1,076,000	1,197,050
Par Pharmaceutical, Inc.
7.50% due 04/01/27[4]	1,010,000	1,073,832
Sotheby’s
7.38% due 10/15/27[4]	975,000	1,054,326
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	1,000,000	1,025,000
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	950,000	959,709
Spectrum Brands, Inc.
3.88% due 03/15/31[4]	900,000	879,750
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[4]	850,000	864,875
Charles River Laboratories International, Inc.
4.00% due 03/15/31[4]	775,000	787,826
Central Garden & Pet Co.
4.13% due 10/15/30	725,000	732,250
Syneos Health, Inc.
3.63% due 01/15/29[4]	750,000	729,375
Bausch Health Companies, Inc.
7.00% due 03/15/24[4]	651,000	665,973
Prestige Brands, Inc.
3.75% due 04/01/31[4]	425,000	405,344
Gartner, Inc.
4.50% due 07/01/28[4]	375,000	386,719
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 06/30/28[4]	242,000	196,020
9.50% due 07/31/27[4]	171,000	185,749
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[4]	150,000	155,658
Total Consumer, Non-cyclical		58,671,400

Consumer, Cyclical - 13.7%
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[4]	2,100,000	2,038,260
4.00% due 05/01/31[4]	1,475,000	1,475,000
5.75% due 05/01/28[4]	400,000	430,508
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]	3,090,000	3,090,000
Yum! Brands, Inc.
4.63% due 01/31/32	1,975,000	2,017,788
3.63% due 03/15/31	925,000	889,378
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	1,460,000	1,518,400
5.75% due 03/01/25	1,325,000	1,346,531
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	1,475,000	1,423,375
3.50% due 02/15/29[4]	850,000	827,688
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	2,000,000	2,112,500
Wolverine World Wide, Inc.
6.38% due 05/15/25[4]	1,950,000	2,076,750
Live Nation Entertainment, Inc.
6.50% due 05/15/27[4]	1,000,000	1,108,770
3.75% due 01/15/28[4]	925,000	912,281
Titan International, Inc.
6.50% due 11/30/23	1,985,000	1,975,075
PetSmart Incorporated / PetSmart Finance Corp.
4.75% due 02/15/28[4]	1,725,000	1,767,797
Tempur Sealy International, Inc.
4.00% due 04/15/29[4]	1,675,000	1,666,625
Clarios Global, LP
6.75% due 05/15/25[4]	1,475,000	1,577,808
Boyd Gaming Corp.
8.63% due 06/01/25[4]	1,375,000	1,529,000
Williams Scotsman International, Inc.
4.63% due 08/15/28[4]	1,500,000	1,526,250
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4]	1,500,000	1,515,300
Wabash National Corp.
5.50% due 10/01/25[4]	1,435,000	1,467,287
Boyne USA, Inc.
7.25% due 05/01/25[4]	1,407,000	1,462,576
Aramark Services, Inc.
6.38% due 05/01/25[4]	1,350,000	1,431,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

	Face Amount~	Value
Allison Transmission, Inc.
3.75% due 01/30/31[4]	1,150,000	$1,114,063
4.75% due 10/01/27[4]	200,000	212,560
Scotts Miracle-Gro Co.
4.00% due 04/01/31[4]	1,300,000	1,281,800
Murphy Oil USA, Inc.
3.75% due 02/15/31[4]	1,300,000	1,277,803
Crocs, Inc.
4.25% due 03/15/29[4]	1,300,000	1,271,413
Performance Food Group, Inc.
6.88% due 05/01/25[4]	1,100,000	1,174,250
Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[4]	1,000,000	1,050,900
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[4]	925,000	983,090
Picasso Finance Sub, Inc.
6.13% due 06/15/25[4]	787,000	836,188
Powdr Corp.
6.00% due 08/01/25[4]	675,000	711,349
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[4]	650,000	697,125
Hanesbrands, Inc.
5.38% due 05/15/25[4]	650,000	687,781
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	600,000	657,000
Burlington Coat Factory Warehouse Corp.
6.25% due 04/15/25[4]	600,000	636,000
Levi Strauss & Co.
3.50% due 03/01/31[4]	625,000	603,125
Vail Resorts, Inc.
6.25% due 05/15/25[4]	525,000	559,781
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]	425,000	459,944
WMG Acquisition Corp.
3.00% due 02/15/31[4]	475,000	451,393
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[4]	425,000	429,887
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[4]	375,000	403,785
Total Consumer, Cyclical		52,685,184

Financial - 12.7%
Hunt Companies, Inc.
5.25% due 04/15/29[4]	4,650,000	4,650,000
6.25% due 02/15/26[4]	3,165,000	3,265,963
United Wholesale Mortgage LLC
5.50% due 11/15/25[4]	2,575,000	2,684,438
5.50% due 04/15/29[4]	1,475,000	1,473,156
Iron Mountain, Inc.
5.63% due 07/15/32[4]	2,525,000	2,638,625
4.88% due 09/15/29[4]	530,000	536,598
5.25% due 07/15/30[4]	475,000	490,105
LPL Holdings, Inc.
4.00% due 03/15/29[4]	3,114,000	3,137,355
NFP Corp.
6.88% due 08/15/28[4]	2,925,000	3,037,905
SBA Communications Corp.
3.13% due 02/01/29[4]	2,400,000	2,306,760
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[4]	2,375,000	2,291,875
OneMain Finance Corp.
7.13% due 03/15/26	700,000	807,345
4.00% due 09/15/30	750,000	729,375
6.63% due 01/15/28	300,000	339,993
8.88% due 06/01/25	275,000	304,645
Newmark Group, Inc.
6.13% due 11/15/23	1,950,000	2,140,374
AmWINS Group, Inc.
7.75% due 07/01/26[4]	1,825,000	1,952,750
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[4]	1,775,000	1,863,750
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	1,650,000	1,784,062
Kennedy-Wilson, Inc.
5.00% due 03/01/31	1,225,000	1,240,619
4.75% due 03/01/29	525,000	531,563
Greystar Real Estate Partners LLC
5.75% due 12/01/25[4]	1,400,000	1,438,500
Home Point Capital, Inc.
5.00% due 02/01/26[4]	1,375,000	1,361,250
Charles Schwab Corp.
4.00% [2,5]	1,325,000	1,300,686
Assurant, Inc.
7.00% due 03/27/48[2]	950,000	1,083,000
Goldman Sachs Group, Inc.
5.30% [2,5]	950,000	1,047,375
American Equity Investment Life Holding Co.
5.00% due 06/15/27	822,000	912,924
USI, Inc.
6.88% due 05/01/25[4]	775,000	788,563
Wilton Re Finance LLC
5.88% due 03/30/33[2,4]	650,000	675,621
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	750,000	674,052
HUB International Ltd.
7.00% due 05/01/26[4]	575,000	597,086
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[4]	425,000	428,867
Quicken Loans LLC
5.25% due 01/15/28[4]	400,000	421,000
Total Financial		48,936,180

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

	Face Amount~	Value
Communications - 12.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[4]	3,875,000	$3,923,437
4.25% due 02/01/31[4]	475,000	476,055
Level 3 Financing, Inc.
3.63% due 01/15/29[4]	1,825,000	1,767,969
4.25% due 07/01/28[4]	1,650,000	1,668,662
3.75% due 07/15/29[4]	975,000	954,184
CSC Holdings LLC
6.50% due 02/01/29[4]	1,225,000	1,353,625
4.13% due 12/01/30[4]	1,150,000	1,142,272
4.63% due 12/01/30[4]	950,000	934,434
3.38% due 02/15/31[4]	850,000	801,125
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	3,075,000	3,101,906
5.50% due 05/15/29[4]	900,000	955,125
Altice France S.A.
5.13% due 01/15/29[4]	975,000	987,187
8.13% due 02/01/27[4]	900,000	986,490
7.38% due 05/01/26[4]	875,000	910,000
Cengage Learning, Inc.
9.50% due 06/15/24[4]	2,389,000	2,433,794
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
8.00% due 11/30/24[4]	2,349,000	2,369,671
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	1,075,000	1,146,111
5.13% due 07/15/29[4]	950,000	966,739
Virgin Media Finance plc
5.00% due 07/15/30[4]	1,950,000	1,947,563
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	1,975,000	1,943,795
Lamar Media Corp.
4.88% due 01/15/29	900,000	941,625
3.63% due 01/15/31[4]	600,000	576,006
3.75% due 02/15/28	375,000	374,531
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	1,100,000	1,101,265
5.50% due 07/01/29[4]	700,000	756,875
Ziggo BV
4.88% due 01/15/30[4]	1,575,000	1,609,863
Vmed O2 UK Financing I plc
4.25% due 01/31/31[4]	1,525,000	1,482,452
Telenet Finance Luxembourg Note
5.50% due 03/01/28	1,400,000	1,470,000
AMC Networks, Inc.
4.25% due 02/15/29	1,175,000	1,142,688
T-Mobile USA, Inc.
3.30% due 02/15/51[4]	1,200,000	1,121,484
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[4]	1,000,000	1,070,000
Qualitytech, LP / QTS Finance Corp.
3.88% due 10/01/28[4]	975,000	970,125
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	950,000	960,687
Zayo Group Holdings, Inc.
4.00% due 03/01/27[4]	900,000	885,600
Match Group Holdings II LLC
4.63% due 06/01/28[4]	600,000	613,056
TripAdvisor, Inc.
7.00% due 07/15/25[4]	275,000	297,412
Total Communications		46,143,813

Industrial - 11.2%
TransDigm, Inc.
6.25% due 03/15/26[4]	2,350,000	2,490,765
8.00% due 12/15/25[4]	950,000	1,034,550
Howmet Aerospace, Inc.
5.95% due 02/01/37	2,700,000	3,264,435
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	1,575,000	1,764,000
6.25% due 03/15/26[4]	1,275,000	1,306,875
PowerTeam Services LLC
9.03% due 12/04/25[4]	2,750,000	3,053,325
Harsco Corp.
5.75% due 07/31/27[4]	2,925,000	2,994,469
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	2,925,000	2,950,594
Grinding Media, Inc. / MC Grinding Media Canada, Inc.
7.38% due 12/15/23[4]	2,625,000	2,664,375
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4,6]	2,250,000	2,205,000
Standard Industries, Inc.
3.38% due 01/15/31[4]	1,100,000	1,042,250
4.38% due 07/15/30[4]	575,000	580,175
5.00% due 02/15/27[4]	350,000	364,875
GrafTech Finance, Inc.
4.63% due 12/15/28[4]	1,975,000	1,986,120
Masonite International Corp.
5.75% due 09/15/26[4]	950,000	988,000
5.38% due 02/01/28[4]	875,000	928,594
Trinity Industries, Inc.
4.55% due 10/01/24	1,290,000	1,340,994
EnerSys
4.38% due 12/15/27[4]	1,250,000	1,278,125
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[4]	1,225,000	1,245,727
JELD-WEN, Inc.
6.25% due 05/15/25[4]	1,050,000	1,115,625
Amsted Industries, Inc.
4.63% due 05/15/30[4]	1,075,000	1,088,437
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[4]	625,000	653,744
6.50% due 03/15/27[4]	350,000	367,937
American Woodmark Corp.
4.88% due 03/15/26[4]	850,000	871,675

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

	Face Amount~	Value
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[4]	725,000	$744,248
Arcosa, Inc.
4.38% due 04/15/29[4]	700,000	700,000
EnPro Industries, Inc.
5.75% due 10/15/26	650,000	688,025
Moog, Inc.
4.25% due 12/15/27[4]	625,000	637,500
Vertical US Newco, Inc.
5.25% due 07/15/27[4]	550,000	575,781
TopBuild Corp.
3.63% due 03/15/29[4]	500,000	493,750
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[4]	450,000	448,875
Hillenbrand, Inc.
3.75% due 03/01/31	400,000	391,616
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	326,000	339,855
PGT Innovations, Inc.
6.75% due 08/01/26[4]	255,000	270,937
Ball Corp.
2.88% due 08/15/30	275,000	264,894
Total Industrial		43,136,147

Energy - 5.5%
NuStar Logistics, LP
5.63% due 04/28/27	1,585,000	1,658,060
6.38% due 10/01/30	1,025,000	1,107,000
6.00% due 06/01/26	525,000	565,995
Parkland Corp.
4.50% due 10/01/29[4]	1,750,000	1,756,038
6.00% due 04/01/26[4]	1,075,000	1,124,235
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	3,092,000	2,844,640
PDC Energy, Inc.
6.13% due 09/15/24	2,750,000	2,821,844
Indigo Natural Resources LLC
5.38% due 02/01/29[4]	2,200,000	2,167,462
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	1,000,000	1,055,000
6.88% due 01/15/29	625,000	670,781
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[4]	1,250,000	1,228,125
Occidental Petroleum Corp.
4.63% due 06/15/45	1,100,000	959,266
Range Resources Corp.
5.00% due 03/15/23	905,000	919,706
CVR Energy, Inc.
5.75% due 02/15/28[4]	925,000	899,562
Rattler Midstream, LP
5.63% due 07/15/25[4]	575,000	600,369
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	425,000	427,125
Basic Energy Services, Inc.
10.75% due 10/15/23[7]	1,225,000	245,000
Total Energy		21,050,208

Basic Materials - 4.4%
Alcoa Nederland Holding BV
6.75% due 09/30/24[4]	1,475,000	1,524,412
4.13% due 03/31/29[4]	1,400,000	1,411,956
6.13% due 05/15/28[4]	425,000	462,910
7.00% due 09/30/26[4]	375,000	395,625
Carpenter Technology Corp.
6.38% due 07/15/28	2,150,000	2,310,561
4.45% due 03/01/23	400,000	414,493
Valvoline, Inc.
3.63% due 06/15/31[4]	2,100,000	2,031,750
4.25% due 02/15/30[4]	375,000	382,500
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	1,722,000	1,775,813
Kaiser Aluminum Corp.
4.63% due 03/01/28[4]	1,215,000	1,243,613
6.50% due 05/01/25[4]	475,000	503,358
Arconic Corp.
6.00% due 05/15/25[4]	1,175,000	1,266,397
Ingevity Corp.
3.88% due 11/01/28[4]	675,000	654,750
4.50% due 02/01/26[4]	500,000	508,960
WR Grace & Company-Conn
4.88% due 06/15/27[4]	700,000	724,640
Compass Minerals International, Inc.
6.75% due 12/01/27[4]	650,000	695,500
Yamana Gold, Inc.
4.63% due 12/15/27	256,000	279,965
Clearwater Paper Corp.
4.75% due 08/15/28[4]	275,000	277,062
Mirabela Nickel Ltd.
due 06/24/19[7,8]	278,115	11,125
Total Basic Materials		16,875,390

Technology - 3.1%
NCR Corp.
8.13% due 04/15/25[4]	1,975,000	2,165,094
5.25% due 10/01/30[4]	1,050,000	1,063,256
6.13% due 09/01/29[4]	800,000	847,000
5.13% due 04/15/29[4]	700,000	707,931
Crowdstrike Holdings, Inc.
3.00% due 02/15/29	1,300,000	1,271,010
MSCI, Inc.
3.88% due 02/15/31[4]	1,025,000	1,047,345
Twilio, Inc.
3.63% due 03/15/29	525,000	531,473
3.88% due 03/15/31	450,000	459,612

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

	Face Amount~		Value
Boxer Parent Company, Inc.
7.13% due 10/02/25[4]		875,000	$938,437
Playtika Holding Corp.
4.25% due 03/15/29[4]		700,000	689,640
Qorvo, Inc.
3.38% due 04/01/31[4]		600,000	587,934
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28[4,9]	EUR	460,000	539,130
Open Text Holdings, Inc.
4.13% due 02/15/30[4]		475,000	481,503
CDK Global, Inc.
5.25% due 05/15/29[4]		325,000	348,667
PTC, Inc.
4.00% due 02/15/28[4]		250,000	253,750
Total Technology			11,931,782

Utilities - 0.9%
Terraform Global Operating LLC
6.13% due 03/01/26[4]		2,880,000	2,952,000
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27		375,000	408,750
Total Utilities			3,360,750

Total Corporate Bonds
(Cost $297,361,585)			302,790,854

SENIOR FLOATING RATE INTERESTS†† - 11.2%
Consumer, Cyclical - 3.4%
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		1,310,093	1,277,891
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		330,924	325,341
Alexander Mann
5.36% (6 Month GBP LIBOR + 5.25%, Rate Floor: 5.25%) due 06/16/25	GBP	1,100,000	1,427,933
PetSmart LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/11/28		1,350,000	1,346,895
BBB Industries, LLC
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25		1,238,421	1,220,464
First Brands Group LLC
due 03/19/27		1,000,000	998,750
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††		875,455	818,551
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25		783,498	748,241
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25		742,500	729,506
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23		643,527	606,982
CCRR Parent, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/06/28		600,000	600,750
Playtika Holding Corp.
due 03/13/28		600,000	596,250
Wabash National Corporation
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/28/27		590,051	588,576
EnTrans International, LLC
6.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24		517,500	501,975
BidFair MergeRight, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 01/15/27		417,218	418,783
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23		423,848	381,463
Apro LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/14/26		208,942	208,290
Belk, Inc.
8.50% (3 Month USD LIBOR +7.50%, Rate Floor: 8.50%) due 07/31/25†††		62,837	62,680
Total Consumer, Cyclical			12,859,321

Industrial - 2.7%
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24		1,846,510	1,826,512
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††		1,500,000	1,473,750
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††		1,783,737	1,783,737
American Residential Services LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/15/27		1,175,000	1,170,594
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24		1,072,500	1,096,631
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/17/28		950,000	945,250
SkyMiles IP Limited
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27		805,565	845,038
YAK MAT (YAK ACCESS LLC)
10.19% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		1,025,000	830,680
Avison Young (Canada), Inc.
5.20% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/30/26		539,000	537,653
Total Industrial			10,509,845

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

	Face Amount~	Value
Communications - 2.3%
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,358,804	$2,330,805
Resource Label Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23	1,217,243	1,130,515
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/27/23†††	1,009,662	896,075
McGraw Hill LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/01/24	1,583,506	1,580,212
Market Track LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	1,623,874	1,550,800
GTT Communications, Inc.
2.86% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25	1,410,125	1,182,446
GTT Communications BV
8.50% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) (in-kind rate was 2.50%) due 12/28/21[10]	360,347	365,302
Total Communications		9,036,155

Consumer, Non-cyclical - 1.7%
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	1,180,000	1,182,950
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/11/28†††	1,086,648	1,085,289
Quirch Foods Holdings LLC
6.25% (6 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 10/27/27	975,000	980,489
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	770,000	764,803
Springs Window Fashions
8.61% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	689,936	686,486
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28	675,000	675,000
Moran Foods LLC
11.75% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) (in-kind rate was 10.75%) due 10/01/24†††,10	366,148	318,549
8.00% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) (in-kind rate was 7.00%) due 04/01/24†††,10	298,611	310,556
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	498,750	491,089
Total Consumer, Non-cyclical		6,495,211

Financial - 0.5%
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	1,175,000	1,175,740
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27†††	771,125	764,378
Total Financial		1,940,118

Technology - 0.3%
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	430,000	429,286
due 12/17/27†††	95,000	95,396
Peraton Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	471,030	470,639
Total Technology		995,321

Utilities - 0.2%
RS Ivy Holdco, Inc.
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27†††	748,125	748,125

Basic Materials - 0.1%
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	350,000	349,710

Energy - 0.0%
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/23/25†††,10	377,548	45,306
Total Senior Floating Rate Interests
(Cost $43,362,136)		42,979,112

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
0.04% due 05/27/21[11]	2,920,000	2,919,932
Total U.S. Treasury Bills
(Cost $2,919,830)		2,919,932

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 0.5%
Collateralized Loan Obligations - 0.5%
Barings Middle Market CLO Ltd.
2019-IA, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/15/31[4,9]	1,500,000	$1,491,397
WhiteHorse X Ltd.
2015-10A, 5.52% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[4,9]	750,000	611,767
Total Collateralized Loan Obligations		2,103,164

Total Asset-Backed Securities
(Cost $2,143,912)		2,103,164

SENIOR FIXED RATE INTERESTS†† - 0.0%
CONSUMER, CYCLICAL - 0.0%
Belk, Inc.
13.00% (in-kind rate was 8.00%) due 07/31/25[10]	256,695	164,285
Total Senior Fixed Rate Interests
(Cost $257,979)		164,285

Total Investments - 102.4%
(Cost $388,231,143)		$393,424,392
Other Assets & Liabilities, net - (2.4)%		(9,272,300)
Total Net Assets - 100.0%		$384,152,092

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Credit Index Swap Agreements††
BNP Paribas	VanEck Vectors Fallen Angel High Yield Bond ETF	0.21% (1 Month USD LIBOR + 0.10%)	Monthly	05/19/21	190,700	$6,089,051	$(110,606)
BNP Paribas	VanEck Vectors Fallen Angel High Yield Bond ETF	0.21% (1 Month USD LIBOR + 0.10%)	Monthly	05/20/21	191,200	6,105,016	(116,632)
BNP Paribas	VanEck Vectors Fallen Angel High Yield Bond ETF	0.16% (1 Month USD LIBOR + 0.05%)	Monthly	05/14/21	192,800	6,156,104	(133,032)
						$18,350,171	$(360,270)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Barclays Bank plc	1,151,000	EUR	04/16/21	$1,380,493	$1,349,982	$30,511
Goldman Sachs International	1,086,000	GBP	04/16/21	1,518,701	1,497,143	21,558
JPMorgan Chase Bank, N.A.	59,000	GBP	04/16/21	81,435	81,336	99
						$52,168

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	66,000	GBP	04/16/21	$90,943	$90,986	$43
JPMorgan Chase Bank, N.A.	695,000	EUR	04/16/21	818,781	815,150	(3,631)
						$(3,588)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]	Rate indicated is the 7-day yield as of March 31, 2021.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $244,484,832 (cost $239,745,417), or 63.6% of total net assets.

[5]	Perpetual maturity.
[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At March 31, 2021, the total market value of segregated or earmarked securities was $2,205,000 — See Note 6.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $256,125 (cost $1,469,336), or 0.1% of total net assets — See Note 10.

[8]	Security is in default of interest and/or principal obligations.
[9]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[10]	Payment-in-kind security.
[11]	Rate indicated is the effective yield at the time of purchase.
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,428,044	$1,823,058	$891,220	$5,142,322
Preferred Stocks	—	9,619,060	2	9,619,062
Warrants	—	—	9	9
Exchange-Traded Funds	18,822,400	—	—	18,822,400
Money Market Fund	8,883,252	—	—	8,883,252
Corporate Bonds	—	302,790,854	—	302,790,854
Senior Floating Rate Interests	—	34,576,720	8,402,392	42,979,112
U.S. Treasury Bills	—	2,919,932	—	2,919,932
Asset-Backed Securities	—	2,103,164	—	2,103,164
Senior Fixed Rate Interests	—	164,285	—	164,285
Forward Foreign Currency Exchange Contracts**	—	52,211	—	52,211
Total Assets	$30,133,696	$354,049,284	$9,293,623	$393,476,603

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$3,631	$—	$3,631
Credit Index Swap Agreements**	—	360,270	—	360,270
Unfunded Loan Commitments (Note 9)	—	—	8,533	8,533
Total Liabilities	$—	$363,901	$8,533	$372,434

**	This derivative is reported as unrealized appreciation/depreciation at period end.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
HIGH YIELD FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $627,198 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$801,479	Third Party Pricing	Broker Quote	—	—
Common Stocks	47,624	Enterprise Value	Valuation Multiple	2.9x-10.4x	5.5x
Common Stocks	42,117	Model Price	Liquidation Value	—	—
Preferred Stocks	2	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	6,833,246	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	1,473,750	Model Price	Market Comparable Yields	10.3%	—
Senior Floating Rate Interests	95,396	Third Party Pricing	Vendor Price	—	—
Warrants	9	Third Party Pricing	Vendor Price	—	—
Total Assets	$9,293,623
Liabilities:
Unfunded Loan Commitments	$8,533	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had securities with a total value of $3,313,963 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $1,075,480 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
HIGH YIELD FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets					Liabilities
	Senior Floating Rate Interests	Warrants	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$7,980,655	$—	$2,790,320	$—	$10,770,975	$(61,765)
Purchases/(Receipts)	2,205,376	—	25,200	—	2,230,576	(53,344)
(Sales, maturities and paydowns)/Fundings	(4,445,004)	—	(1,076,463)	—	(5,521,467)	5,769
Amortization of premiums/discounts	35,633	—	—	—	35,633	471
Total realized gains (losses) included in earnings	(1,230,299)	—	(21,994)	—	(1,252,293)	390,625
Total change in unrealized appreciation (depreciation) included in earnings	1,261,925	—	(470,211)	2	791,716	(290,289)
Transfers into Level 3	2,594,106	9	719,848	—	3,313,963	—
Transfers out of Level 3	—	—	(1,075,480)	—	(1,075,480)	—
Ending Balance	$8,402,392	$9	$891,220	$2	$9,293,623	$(8,533)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$71,075	$—	$400,466	$2	$471,543	$5,451

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21
Common Stocks
BP Holdco LLC *	$8,360	$—	$—	$—	$—	$8,360	23,711
Targus Group International Equity, Inc. *	26,349	—	—	—	1,099	27,448	12,825
	$34,709	$—	$—	$—	$1,099	$35,808

*	Non-income producing security.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $388,218,414)	$393,388,584
Investments in affiliated issuers, at value (cost $12,729)	35,808
Foreign currency, at value (cost $2,032)	2,032
Cash	86,894
Segregated cash with broker	480,000
Unrealized appreciation on forward foreign currency exchange contracts	52,211
Prepaid expenses	56,451
Receivables:
Interest	4,346,106
Securities sold	3,327,112
Swap settlement	452,836
Fund shares sold	297,573
Investment Adviser	19,683
Dividends	578
Total assets	402,545,868

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $101,837)	8,533
Reverse repurchase agreements (Note 6)	627,198
Segregated cash due to broker	447,953
Unrealized depreciation on OTC swap agreements	360,270
Unrealized depreciation on forward foreign currency exchange contracts	3,631
Payable for:
Securities purchased	12,770,499
Fund shares redeemed	3,592,697
Distributions to shareholders	251,476
Management fees	181,191
Distribution and service fees	26,716
Fund accounting/administration fees	25,454
Transfer agent/maintenance fees	11,615
Trustees’ fees*	1,269
Miscellaneous	85,274
Total liabilities	18,393,776
Net assets	$384,152,092

Net assets consist of:
Paid in capital	$408,644,808
Total distributable earnings (loss)	(24,492,716)
Net assets	$384,152,092

A-Class:
Net assets	$55,483,624
Capital shares outstanding	5,146,477
Net asset value per share	$10.78
Maximum offering price per share (Net asset value divided by 96.00%)	$11.23

C-Class:
Net assets	$16,027,378
Capital shares outstanding	1,474,599
Net asset value per share	$10.87

P-Class:
Net assets	$5,440,856
Capital shares outstanding	504,524
Net asset value per share	$10.78

Institutional Class:
Net assets	$182,072,000
Capital shares outstanding	20,734,521
Net asset value per share	$8.78

R6-Class:
Net assets	$125,128,234
Capital shares outstanding	11,622,269
Net asset value per share	$10.77

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

HIGH YIELD FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$368,772
Interest from securities of unaffiliated issuers	10,664,299
Total investment income	11,033,071

Expenses:
Management fees	1,157,554
Distribution and service fees:
A-Class	69,278
C-Class	82,769
P-Class	7,617
Transfer agent/maintenance fees:
A-Class	10,679
C-Class	11,310
P-Class	3,176
Institutional Class	91,268
R6-Class	379
Fund accounting/administration fees	134,804
Professional fees	50,470
Interest expense	35,675
Line of credit fees	18,095
Trustees’ fees*	13,038
Custodian fees	8,994
Miscellaneous	82,226
Recoupment of previously waived fees:
A-Class	1,550
C-Class	1,036
P-Class	1,286
Institutional Class	11,493
Total expenses	1,792,697
Less:
Expenses reimbursed by Adviser:
A-Class	(1,552)
C-Class	(1,036)
P-Class	(26)
Institutional Class	(11,493)
Expenses waived by Adviser	(14,168)
Earnings credits applied	(219)
Total waived/reimbursed expenses	(28,494)
Net expenses	1,764,203
Net investment income	9,268,868

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$512,554
Swap agreements	1,863,488
Forward foreign currency exchange contracts	(101,315)
Foreign currency transactions	74,665
Net realized gain	2,349,392
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	13,370,779
Investments in affiliated issuers	1,099
Swap agreements	(420,124)
Forward foreign currency exchange contracts	51,050
Foreign currency translations	(211)
Net change in unrealized appreciation (depreciation)	13,002,593
Net realized and unrealized gain	15,351,985
Net increase in net assets resulting from operations	$24,620,853

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,268,868	$21,668,717
Net realized gain (loss) on investments	2,349,392	(18,325,259)
Net change in unrealized appreciation (depreciation) on investments	13,002,593	360,465
Net increase in net assets resulting from operations	24,620,853	3,703,923

Distributions to shareholders:
A-Class	(1,365,884)	(3,450,578)
C-Class	(342,483)	(971,742)
P-Class	(148,776)	(404,265)
Institutional Class	(4,628,319)	(10,045,586)
R6-Class	(3,368,173)	(8,460,132)
Total distributions to shareholders	(9,853,635)	(23,332,303)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,098,594	10,674,768
C-Class	1,059,803	4,404,185
P-Class	1,206,370	1,606,617
Institutional Class	31,919,405	115,479,278
R6-Class	4,828,000	4,945,592
Redemption fees collected
A-Class	350	14,618
C-Class	104	4,701
P-Class	39	1,654
Institutional Class	1,141	39,668
R6-Class	801	34,156
Distributions reinvested
A-Class	1,233,517	3,103,401
C-Class	320,357	888,143
P-Class	148,776	404,240
Institutional Class	3,237,399	7,451,076
R6-Class	3,368,173	8,460,132
Cost of shares redeemed
A-Class	(5,971,766)	(24,211,963)
C-Class	(2,427,810)	(9,558,871)
P-Class	(1,989,659)	(3,870,858)
Institutional Class	(31,541,491)	(125,810,891)
R6-Class	(15,055,891)	(29,504,021)
Net decrease from capital share transactions	(5,563,788)	(35,444,375)
Net increase (decrease) in net assets	9,203,430	(55,072,755)

Net assets:
Beginning of period	374,948,662	430,021,417
End of period	$384,152,092	$374,948,662

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	380,540	1,065,945
C-Class	97,916	411,041
P-Class	113,727	155,836
Institutional Class	3,646,674	14,086,570
R6-Class	449,022	474,234
Shares issued from reinvestment of distributions
A-Class	114,972	298,678
C-Class	29,603	84,701
P-Class	13,854	38,806
Institutional Class	370,429	878,483
R6-Class	314,331	815,772
Shares redeemed
A-Class	(555,672)	(2,389,845)
C-Class	(224,556)	(920,036)
P-Class	(185,519)	(381,340)
Institutional Class	(3,598,812)	(14,964,588)
R6-Class	(1,404,521)	(2,949,027)
Net decrease in shares	(438,012)	(3,294,770)

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.37	$10.90	$11.04	$11.50	$11.16	$10.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.57	.64	.68	.64	.67
Net gain (loss) on investments (realized and unrealized)	.42	(.50)	(.12)	(.46)	.35	.41
Total from investment operations	.67	.07	.52	.22	.99	1.08
Less distributions from:
Net investment income	(.26)	(.60)	(.66)	(.68)	(.65)	(.72)
Total distributions	(.26)	(.60)	(.66)	(.68)	(.65)	(.72)
Redemption fees collected	— [c]	— [c]	— [c]	— [c]	— [c]	.01
Net asset value, end of period	$10.78	$10.37	$10.90	$11.04	$11.50	$11.16

Total Return[d]	6.54%	0.84%	4.99%	2.00%	9.11%	10.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,484	$53,997	$67,916	$75,028	$126,097	$87,045
Ratios to average net assets:
Net investment income (loss)	4.66%	5.44%	5.94%	6.05%	5.63%	6.32%
Total expenses[e]	1.07%	1.21%	1.27%	1.35%	1.31%	1.25%
Net expenses[f,g,h]	1.06%	1.20%	1.26%	1.33%	1.29%	1.23%
Portfolio turnover rate	48%	81%	61%	61%	62%	55%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.46	$10.99	$11.14	$11.60	$11.26	$10.88
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.49	.56	.60	.56	.60
Net gain (loss) on investments (realized and unrealized)	.42	(.49)	(.12)	(.46)	.35	.41
Total from investment operations	.63	—	.44	.14	.91	1.01
Less distributions from:
Net investment income	(.22)	(.53)	(.59)	(.60)	(.57)	(.64)
Total distributions	(.22)	(.53)	(.59)	(.60)	(.57)	(.64)
Redemption fees collected	— [c]	— [c]	— [c]	— [c]	— [c]	.01
Net asset value, end of period	$10.87	$10.46	$10.99	$11.14	$11.60	$11.26

Total Return[d]	6.08%	0.09%	4.12%	1.27%	8.38%	9.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,027	$16,437	$21,935	$22,350	$30,461	$26,941
Ratios to average net assets:
Net investment income (loss)	3.82%	4.68%	5.17%	5.31%	4.92%	5.52%
Total expenses[e]	1.93%	2.00%	2.03%	2.11%	2.05%	2.01%
Net expenses[f,g,h]	1.91%	1.99%	2.02%	2.09%	2.03%	1.98%
Portfolio turnover rate	48%	81%	61%	61%	62%	55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.38	$10.91	$11.05	$11.51	$11.17	$10.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.57	.64	.68	.64	.67
Net gain (loss) on investments (realized and unrealized)	.42	(.50)	(.12)	(.46)	.37	.42
Total from investment operations	.66	.07	.52	.22	1.01	1.09
Less distributions from:
Net investment income	(.26)	(.60)	(.66)	(.68)	(.67)	(.72)
Total distributions	(.26)	(.60)	(.66)	(.68)	(.67)	(.72)
Redemption fees collected	— [c]	— [c]	— [c]	— [c]	— [c]	— [c]
Net asset value, end of period	$10.78	$10.38	$10.91	$11.05	$11.51	$11.17

Total Return	6.41%	0.80%	4.98%	1.95%	9.24%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,441	$5,837	$8,170	$12,124	$16,883	$3,178
Ratios to average net assets:
Net investment income (loss)	4.56%	5.42%	5.93%	6.00%	5.58%	6.20%
Total expenses[e]	1.17%	1.26%	1.30%	1.45%	1.29%	1.17%
Net expenses[f,g,h]	1.17%	1.25%	1.28%	1.39%	1.22%	1.17%
Portfolio turnover rate	48%	81%	61%	61%	62%	55%

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$8.45	$8.88	$9.01	$9.38	$9.11	$8.81
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.48	.54	.58	.56	.58
Net gain (loss) on investments (realized and unrealized)	.34	(.39)	(.10)	(.38)	.28	.34
Total from investment operations	.55	.09	.44	.20	.84	.92
Less distributions from:
Net investment income	(.22)	(.52)	(.57)	(.57)	(.57)	(.62)
Total distributions	(.22)	(.52)	(.57)	(.57)	(.57)	(.62)
Redemption fees collected	— [c]	— [c]	— [c]	— [c]	— [c]	— [c]
Net asset value, end of period	$8.78	$8.45	$8.88	$9.01	$9.38	$9.11

Total Return	6.60%	1.14%	5.15%	2.27%	9.56%	10.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,072	$171,641	$180,442	$125,945	$194,280	$141,833
Ratios to average net assets:
Net investment income (loss)	4.84%	5.67%	6.17%	6.28%	6.00%	6.58%
Total expenses[e]	0.89%	0.98%	0.99%	1.14%	0.94%	0.95%
Net expenses[f,g,h]	0.87%	0.96%	0.97%	1.11%	0.93%	0.94%
Portfolio turnover rate	48%	81%	61%	61%	62%	55%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017[i]
Per Share Data
Net asset value, beginning of period	$10.36	$10.89	$11.03	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.60	.68	.72	.24
Net gain (loss) on investments (realized and unrealized)	.43	(.49)	(.12)	(.46)	.04
Total from investment operations	.69	.11	.56	.26	.28
Less distributions from:
Net investment income	(.28)	(.64)	(.70)	(.72)	(.24)
Total distributions	(.28)	(.64)	(.70)	(.72)	(.24)
Redemption fees collected	— [c]	— [c]	— [c]	— [c]	— [c]
Net asset value, end of period	$10.77	$10.36	$10.89	$11.03	$11.49

Total Return	6.62%	1.19%	5.39%	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,128	$127,037	$151,558	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	4.95%	5.79%	6.31%	6.41%	5.41%
Total expenses[e]	0.78%	0.85%	0.89%	1.00%	0.82%
Net expenses[f,g,h]	0.77%	0.85%	0.88%	1.00%	0.82%
Portfolio turnover rate	48%	81%	61%	61%	62%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Redemption fees collected are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.01%	0.05%	0.05%	—	0.09%
C-Class	0.01%	0.04%	0.05%	—	0.06%
P-Class	0.04%	0.02%	0.01%	0.03%	0.00%*
Institutional Class	0.01%	0.02%	0.02%	0.04%	0.00%*
R6-Class	0.00%*	0.00%*	0.00%*	—	—

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.06%	1.12%	1.15%	1.10%	1.15%	1.16%
C-Class	1.88%	1.90%	1.91%	1.86%	1.89%	1.91%
P-Class	1.14%	1.16%	1.16%	1.16%	1.08%	1.09%
Institutional Class	0.84%	0.87%	0.88%	0.88%	0.79%	0.87%
R6-Class	0.74%	0.77%	0.77%	0.77%	0.79%	—

[i]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

CORE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	25.5%
AA	11.9%
A	19.1%
BBB	30.7%
BB	1.8%
B	1.3%
CC	0.1%
C	0.1%
NR2	0.9%
Other Instruments	8.6%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 1.13%	4.4%
Pershing Square Tontine Holdings, Ltd. — Class A	1.0%
Cerberus Loan Funding XXX, LP, 2.08%	0.9%
Woodmont Trust, 2.05%	0.8%
U.S. Treasury Strips	0.8%
Station Place Securitization Trust, 1.11%	0.7%
Delta Air Lines, Inc., 7.00%	0.7%
First Republic Bank	0.6%
SBA Tower Trust, 2.33%	0.6%
Boeing Co., 5.15%	0.6%
Top Ten Total	11.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(0.99%)	7.05%	5.03%	5.04%
A-Class Shares with sales charge‡	(4.97%)	2.77%	4.17%	4.53%
C-Class Shares	(1.36%)	6.24%	4.26%	4.29%
C-Class Shares with CDSC§	(2.32%)	5.24%	4.26%	4.29%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.73%)	0.71%	3.10%	3.44%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(1.04%)	6.99%	5.03%	4.42%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.73%)	0.71%	3.10%	3.07%

	6 Month†	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	(0.89%)	7.32%	5.33%	4.94%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.73%)	0.71%	3.10%	2.89%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
CORE BOND FUND

	Shares	Value
COMMON STOCKS† - 1.2%

Financial - 1.2%
Pershing Square Tontine Holdings, Ltd. — Class A*	622,890	$14,955,589
KKR Acquisition Holdings I Corp.*	299,316	2,996,153
RXR Acquisition Corp.*	55,149	543,218
MSD Acquisition Corp.*	46,697	473,974
Soaring Eagle Acquisition Corp.*	32,556	329,467
Colicity, Inc.*	12,785	129,128
Total Financial		19,427,529

Industrial - 0.0%
Constar International Holdings LLC*,†††	68	—

Total Common Stocks
(Cost $16,528,647)		19,427,529

PREFERRED STOCKS† - 3.0%
Financial - 3.0%
First Republic Bank 4.25%*,††	372,000	9,549,240
W R Berkley Corp., 4.13% due 03/30/61††	300,000	7,503,000
Wells Fargo & Co., 4.38%††	210,000	5,237,400
Wells Fargo & Co., 4.70%††	148,000	3,766,600
PartnerRe Ltd., 4.88%*	140,000	3,694,600
Bank of America Corp., 4.13%††	148,000	3,667,440
Public Storage, 4.63%††	118,400	3,180,224
Bank of America Corp., 4.38%††	106,000	2,650,000
American Financial Group, Inc., 4.50% due 09/15/60††	86,800	2,301,068
First Republic Bank, 4.13%	53,200	1,330,000
CNO Financial Group, Inc., 5.13% due 11/25/60††	48,000	1,209,600
Assurant, Inc., 5.25% due 01/15/61††	38,000	977,360
Public Storage, 4.13%††	30,400	784,624
W R Berkley Corp., 4.25% due 09/30/60††	25,600	652,032
Total Financial		46,503,188

Industrial - 0.0%
Constar International Holdings LLC*,†††	7	—
Total Preferred Stocks
(Cost $45,610,000)		46,503,188

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25	69,210	564,062
Total Warrants
(Cost $393,044)		564,062

CLOSED-END FUNDS† - 0.2%
BlackRock MuniHoldings California Quality Fund, Inc.	115,612	1,739,961
BlackRock MuniYield California Quality Fund, Inc.	99,320	1,462,983
Total Closed-End Funds
(Cost $3,178,538)		3,202,944

MONEY MARKET FUND† - 4.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	65,627,736	65,627,736
Total Money Market Fund
(Cost $65,627,736)		65,627,736

	Face Amount~
CORPORATE BONDS†† - 45.3%
Financial - 19.6%
Wells Fargo & Co.
3.07% due 04/30/41[2]	8,550,000	8,361,002
3.90%[2,3]	3,250,000	3,282,175
2.57% due 02/11/31[2]	1,180,000	1,188,992
Charles Schwab Corp.
4.00%[2,3]	8,000,000	7,853,200
5.38%[2,3]	3,050,000	3,380,925
American International Group, Inc.
3.40% due 06/30/30	5,120,000	5,438,584
4.38% due 06/30/50	4,280,000	4,871,055
JPMorgan Chase & Co.
3.11% due 04/22/41[2]	3,530,000	3,503,341
2.52% due 04/22/31[2]	2,210,000	2,195,950
2.96% due 05/13/31[2]	1,870,000	1,901,888
4.49% due 03/24/31[2]	1,600,000	1,842,244
Bank of America Corp.
2.59% due 04/29/31[2]	6,900,000	6,877,113
2.68% due 06/19/41[2]	2,650,000	2,475,744
Citizens Financial Group, Inc.
3.25% due 04/30/30	8,070,000	8,518,315
2.50% due 02/06/30	607,000	601,087
BPCE S.A.
2.28% due 01/20/32[2,4]	8,200,000	7,922,111
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	7,410,000	7,755,677
Nippon Life Insurance Co.
2.75% due 01/21/51[2,4]	8,150,000	7,732,312
Macquarie Bank Ltd.
3.62% due 06/03/30[4]	7,470,000	7,631,419
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[4]	7,750,000	7,516,554
Five Corners Funding Trust II
2.85% due 05/15/30[4]	6,540,000	6,735,475
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	6,170,000	6,475,169
Wilton RE Ltd.
6.00% †††,2,3,4	6,350,000	6,240,335
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	3,600,000	3,720,510
5.30% due 01/15/29	1,900,000	2,129,805
Markel Corp.
6.00%[2,3]	5,210,000	5,665,875

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Reinsurance Group of America, Inc.
3.15% due 06/15/30	5,350,000	$5,529,924
GA Global Funding Trust
1.63% due 01/15/26[4]	5,450,000	5,440,601
Fidelity National Financial, Inc.
3.40% due 06/15/30	3,630,000	3,786,120
2.45% due 03/15/31	1,210,000	1,169,205
Lincoln National Corp.
3.40% due 01/15/31	3,170,000	3,373,593
4.38% due 06/15/50	1,200,000	1,340,431
Citigroup, Inc.
2.57% due 06/03/31[2]	4,690,000	4,682,942
Prudential plc
3.13% due 04/14/30	4,365,000	4,601,042
Intercontinental Exchange, Inc.
3.00% due 06/15/50	2,430,000	2,248,034
2.65% due 09/15/40	2,400,000	2,209,342
Pershing Square Holdings, Ltd.
3.25% due 11/15/30[4]	4,500,000	4,394,016
Iron Mountain, Inc.
5.25% due 07/15/30[4]	2,350,000	2,424,730
5.63% due 07/15/32[4]	1,000,000	1,045,000
4.50% due 02/15/31[4]	850,000	840,310
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[4]	4,300,000	4,280,613
BlackRock, Inc.
1.90% due 01/28/31	4,400,000	4,252,423
PartnerRe Finance B LLC
4.50% due 10/01/50[2]	4,040,000	4,116,732
Standard Chartered plc
4.64% due 04/01/31[2,4]	3,550,000	4,026,536
Crown Castle International Corp.
2.90% due 04/01/41	2,800,000	2,564,721
3.30% due 07/01/30	1,149,000	1,199,609
Ares Finance Company II LLC
3.25% due 06/15/30[4]	3,660,000	3,705,517
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,685,000	3,686,986
Aflac, Inc.
3.60% due 04/01/30	3,350,000	3,662,028
MetLife, Inc.
3.85%[2,3]	3,520,000	3,634,400
KKR Group Finance Company VI LLC
3.75% due 07/01/29[4]	3,230,000	3,567,674
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	3,620,000	3,482,200
Bank of New York Mellon Corp.
3.70%[2,3]	2,250,000	2,314,800
4.70%[2,3]	1,060,000	1,148,457
First American Financial Corp.
4.00% due 05/15/30	3,180,000	3,435,294
Brookfield Finance, Inc.
3.50% due 03/30/51	2,550,000	2,422,463
4.70% due 09/20/47	650,000	739,218
Alleghany Corp.
3.63% due 05/15/30	2,850,000	3,070,930
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[4]	3,150,000	3,039,750
Loews Corp.
3.20% due 05/15/30	2,870,000	3,033,436
Arch Capital Group Ltd.
3.64% due 06/30/50	2,900,000	2,899,545
UBS Group AG
2.10% due 02/11/32[2,4]	2,950,000	2,788,940
Belrose Funding Trust
2.33% due 08/15/30[4]	2,780,000	2,675,514
Jefferies Group LLC
2.75% due 10/15/32	2,720,000	2,657,670
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[4]	2,660,000	2,625,469
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	2,560,000	2,461,910
Goldman Sachs Group, Inc.
3.50% due 04/01/25	2,250,000	2,436,813
Visa, Inc.
2.00% due 08/15/50	3,000,000	2,420,427
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[4]	2,450,000	2,388,710
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	2,075,000	2,243,594
Liberty Mutual Group, Inc.
3.95% due 05/15/60[4]	2,150,000	2,165,651
Pershing Square Holdings Ltd.
5.50% due 07/15/22[4]	2,000,000	2,097,968
Aon Corp.
2.80% due 05/15/30	1,840,000	1,878,967
HS Wildcat LLC
3.83% due 12/31/50†††	2,000,000	1,878,471
Manulife Financial Corp.
2.48% due 05/19/27	1,800,000	1,865,680
Fifth Third Bancorp
2.55% due 05/05/27	1,750,000	1,819,597
Dyal Capital Partners III
4.40% due 06/15/40†††	1,750,000	1,768,161
AmFam Holdings, Inc.
2.81% due 03/11/31[4]	1,750,000	1,734,874
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[2,4]	1,800,000	1,690,380
Credit Suisse Group AG
4.19% due 04/01/31[2,4]	1,500,000	1,630,640
Kemper Corp.
2.40% due 09/30/30	1,510,000	1,449,548
Allianz SE
3.50%[2,3,4]	1,400,000	1,421,000
National Australia Bank Ltd.
2.33% due 08/21/30[4]	1,500,000	1,415,909
Raymond James Financial, Inc.
3.75% due 04/01/51	1,300,000	1,341,490
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	1,050,000	1,239,480

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
CNA Financial Corp.
2.05% due 08/15/30	1,250,000	$1,187,262
Prudential Financial, Inc.
3.70% due 10/01/50[2]	1,160,000	1,172,992
Camden Property Trust
2.80% due 05/15/30	1,100,000	1,127,613
QBE Insurance Group Ltd.
5.88%[2,3,4]	1,000,000	1,076,250
Central Storage Safety Project Trust
4.82% due 02/01/38[5]	1,000,000	1,063,698
Westpac Banking Corp.
2.96% due 11/16/40	1,100,000	1,020,722
Kuvare US Holdings, Inc.
7.00% due 02/17/51[2,4]	1,000,000	1,020,206
Weyerhaeuser Co.
4.00% due 04/15/30	911,000	1,006,338
Apollo Management Holdings, LP
2.65% due 06/05/30[4]	930,000	913,188
W R Berkley Corp.
4.00% due 05/12/50	850,000	901,022
CNO Financial Group, Inc.
5.25% due 05/30/29	700,000	806,223
Nasdaq, Inc.
3.25% due 04/28/50	850,000	796,493
Protective Life Corp.
3.40% due 01/15/30[4]	740,000	769,003
Brown & Brown, Inc.
2.38% due 03/15/31	800,000	768,535
Ameriprise Financial, Inc.
3.00% due 04/02/25	690,000	733,863
Aviation Capital Group LLC
2.88% due 01/20/22[4]	700,000	710,133
New York Life Insurance Co.
3.75% due 05/15/50[4]	600,000	629,731
American Equity Investment Life Holding Co.
5.00% due 06/15/27	486,000	539,758
Hanover Insurance Group, Inc.
2.50% due 09/01/30	480,000	469,012
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	400,000	457,056
Brookfield Finance LLC
3.45% due 04/15/50	470,000	443,497
KKR Group Finance Company III LLC
5.13% due 06/01/44[4]	100,000	121,578
Total Financial		305,016,515

Consumer, Non-cyclical - 5.9%
Altria Group, Inc.
3.70% due 02/04/51	4,650,000	4,226,275
3.40% due 05/06/30	3,110,000	3,243,809
2.35% due 05/06/25	1,180,000	1,222,780
4.45% due 05/06/50	390,000	402,658
Sysco Corp.
5.95% due 04/01/30	6,860,000	8,576,095
CoStar Group, Inc.
2.80% due 07/15/30[4]	5,810,000	5,676,325
Quanta Services, Inc.
2.90% due 10/01/30	4,740,000	4,806,625
BAT Capital Corp.
3.98% due 09/25/50	2,800,000	2,621,986
4.70% due 04/02/27	1,410,000	1,586,372
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	3,850,000	4,113,291
Royalty Pharma plc
3.55% due 09/02/50[4]	2,690,000	2,555,476
2.20% due 09/02/30[4]	1,410,000	1,344,541
Constellation Brands, Inc.
2.88% due 05/01/30	2,680,000	2,736,459
3.75% due 05/01/50	950,000	985,659
Alcon Finance Corp.
2.60% due 05/27/30[4]	3,290,000	3,296,759
RELX Capital, Inc.
3.00% due 05/22/30	2,930,000	3,036,739
Keurig Dr Pepper, Inc.
3.20% due 05/01/30	2,361,000	2,496,522
Anheuser-Busch InBev Worldwide, Inc.
3.50% due 06/01/30	2,225,000	2,404,209
McCormick & Company, Inc.
2.50% due 04/15/30	2,350,000	2,342,325
Boston Scientific Corp.
2.65% due 06/01/30	2,070,000	2,086,080
Emory University
2.97% due 09/01/50	2,000,000	1,972,261
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	2,250,000	1,960,561
Becton Dickinson and Co.
2.82% due 05/20/30	1,890,000	1,936,199
Global Payments, Inc.
2.90% due 05/15/30	1,620,000	1,646,105
California Institute of Technology
3.65% due 09/01/19	1,600,000	1,612,702
Universal Health Services, Inc.
2.65% due 10/15/30[4]	1,320,000	1,274,480
5.00% due 06/01/26[4]	300,000	307,500
Quest Diagnostics, Inc.
2.80% due 06/30/31	1,510,000	1,534,281
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[4]	1,500,000	1,462,215
Duke University
2.83% due 10/01/55	1,500,000	1,447,563
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[4]	1,480,000	1,395,679
Johnson & Johnson
2.45% due 09/01/60	1,500,000	1,323,529
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[4]	1,300,000	1,261,789
Cheplapharm Arzneimittel GmbH
4.38% due 01/15/28	EUR 1,000,000	1,226,642
University of Chicago
3.00% due 10/01/52	1,250,000	1,225,112

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Thermo Fisher Scientific, Inc.
4.50% due 03/25/30	1,000,000	$1,163,471
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	1,000,000	1,012,672
OhioHealth Corp.
3.04% due 11/15/50	1,000,000	988,872
Smithfield Foods, Inc.
3.00% due 10/15/30[4]	970,000	964,655
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50	1,000,000	954,669
Johns Hopkins University
2.81% due 01/01/60	1,000,000	930,421
California Endowment
2.50% due 04/01/51	1,000,000	916,692
Children’s Hospital Corp.
2.59% due 02/01/50	1,000,000	897,278
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	925,000	897,250
Children’s Health System of Texas
2.51% due 08/15/50	1,000,000	876,611
Moody’s Corp.
3.25% due 05/20/50	700,000	677,259
Total Consumer, Non-cyclical		91,627,453

Industrial - 5.8%
Boeing Co.
5.15% due 05/01/30	8,000,000	9,201,037
5.71% due 05/01/40	4,380,000	5,348,582
5.81% due 05/01/50	3,440,000	4,337,866
5.04% due 05/01/27	2,150,000	2,449,920
3.63% due 02/01/31	1,450,000	1,515,903
2.20% due 02/04/26	1,000,000	996,480
FedEx Corp.
4.25% due 05/15/30	5,415,000	6,144,615
WRKCo, Inc.
3.00% due 06/15/33	5,370,000	5,435,950
Sonoco Products Co.
3.13% due 05/01/30	4,808,000	4,961,518
5.75% due 11/01/40	150,000	184,609
Textron, Inc.
2.45% due 03/15/31	3,600,000	3,483,563
3.00% due 06/01/30	1,355,000	1,375,357
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	4,550,000	4,363,435
National Basketball Association
2.51% due 12/16/24†††	4,000,000	4,091,898
Berry Global, Inc.
1.57% due 01/15/26[4]	4,100,000	4,036,614
Snap-on, Inc.
3.10% due 05/01/50[6]	3,860,000	3,843,109
Vontier Corp.
2.95% due 04/01/31[4]	3,450,000	3,365,820
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	3,000,000	2,838,518
BAE Systems plc
3.40% due 04/15/30[4]	2,659,000	2,820,509
Owens Corning
3.88% due 06/01/30	2,380,000	2,593,473
GATX Corp.
4.00% due 06/30/30	2,110,000	2,322,166
Carrier Global Corp.
2.70% due 02/15/31	2,210,000	2,207,643
CNH Industrial Capital LLC
1.88% due 01/15/26	1,880,000	1,902,283
Flowserve Corp.
3.50% due 10/01/30	1,810,000	1,840,438
Vulcan Materials Co.
3.50% due 06/01/30	1,510,000	1,617,990
Ryder System, Inc.
3.35% due 09/01/25	1,470,000	1,586,987
IDEX Corp.
3.00% due 05/01/30	1,450,000	1,493,546
FLIR Systems, Inc.
2.50% due 08/01/30	1,340,000	1,310,937
Amcor Flexibles North America, Inc.
2.63% due 06/19/30	1,230,000	1,221,605
Xylem, Inc.
2.25% due 01/30/31	1,100,000	1,078,487
Oshkosh Corp.
3.10% due 03/01/30	240,000	246,925
Total Industrial		90,217,783

Consumer, Cyclical - 5.2%
Marriott International, Inc.
3.50% due 10/15/32	3,300,000	3,409,346
4.63% due 06/15/30	2,830,000	3,163,817
2.85% due 04/15/31	2,320,000	2,279,804
5.75% due 05/01/25	1,900,000	2,179,474
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	8,800,000	10,133,701
Hyatt Hotels Corp.
5.38% due 04/23/25	3,950,000	4,427,744
5.75% due 04/23/30	3,010,000	3,513,521
Choice Hotels International, Inc.
3.70% due 01/15/31	7,340,000	7,717,570
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	4,510,000	4,558,045
3.20% due 04/15/30	2,254,000	2,339,082
Starbucks Corp.
2.55% due 11/15/30	4,600,000	4,605,719
British Airways Class A Pass Through Trust
4.25% due 11/15/32[4]	3,853,165	4,034,907
Smithsonian Institution
2.70% due 09/01/44	4,000,000	3,708,800
VF Corp.
2.95% due 04/23/30	3,306,000	3,421,609
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]	3,150,000	3,354,299
Ferguson Finance plc
3.25% due 06/02/30[4]	2,840,000	2,987,595
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	2,550,000	2,792,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Steelcase, Inc.
5.13% due 01/18/29	2,224,000	$2,592,325
BorgWarner, Inc.
2.65% due 07/01/27	2,310,000	2,397,265
Lowe’s Companies, Inc.
4.50% due 04/15/30	1,850,000	2,132,564
Whirlpool Corp.
4.60% due 05/15/50	1,430,000	1,639,257
Northern Group Housing LLC
6.80% due 08/15/53[4]	1,100,000	1,486,722
American Airlines Class AA Pass Through Trust
3.20% due 06/15/28	809,500	805,853
Dollar General Corp.
3.50% due 04/03/30	700,000	753,326
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	200,000	211,250
Total Consumer, Cyclical		80,645,845

Communications - 3.0%
ViacomCBS, Inc.
4.95% due 01/15/31	4,478,000	5,293,230
4.95% due 05/19/50	2,490,000	2,910,402
4.75% due 05/15/25	2,260,000	2,555,026
2.90% due 01/15/27	450,000	472,438
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	4,525,000	4,473,838
3.90% due 06/01/52	3,350,000	3,208,007
T-Mobile USA, Inc.
3.88% due 04/15/30[4]	4,750,000	5,176,218
Walt Disney Co.
2.65% due 01/13/31	2,490,000	2,531,575
3.80% due 05/13/60	2,000,000	2,193,198
Level 3 Financing, Inc.
4.25% due 07/01/28[4]	2,650,000	2,679,971
3.88% due 11/15/29[4]	1,150,000	1,211,813
Booking Holdings, Inc.
4.63% due 04/13/30	2,370,000	2,758,901
4.50% due 04/13/27	390,000	452,300
AT&T, Inc.
2.75% due 06/01/31	3,200,000	3,184,359
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	2,350,000	2,370,562
Fox Corp.
3.50% due 04/08/30	931,000	989,822
3.05% due 04/07/25	450,000	478,456
Amazon.com, Inc.
2.70% due 06/03/60	1,610,000	1,422,303
Verizon Communications, Inc.
3.15% due 03/22/30	1,000,000	1,053,825
CSC Holdings LLC
4.13% due 12/01/30[4]	600,000	595,968
Altice France S.A.
5.13% due 01/15/29[4]	450,000	455,625
Telenet Finance Luxembourg Note
5.50% due 03/01/28	400,000	420,000
Total Communications		46,887,837

Energy - 2.2%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[4]	6,250,000	5,969,132
2.94% due 09/30/40[4]	4,000,000	3,856,489
BP Capital Markets plc
4.88%[2,3]	7,530,000	8,066,513
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	4,190,000	4,698,940
Magellan Midstream Partners, LP
3.95% due 03/01/50	2,000,000	1,964,449
3.25% due 06/01/30	1,500,000	1,569,274
Valero Energy Corp.
2.15% due 09/15/27	950,000	930,302
2.85% due 04/15/25	750,000	783,665
4.00% due 04/01/29	500,000	538,464
Chevron USA, Inc.
2.34% due 08/12/50	1,850,000	1,532,420
Equinor ASA
2.38% due 05/22/30	1,210,000	1,206,165
Florida Gas Transmission Company LLC
2.55% due 07/01/30[4]	1,000,000	986,074
NuStar Logistics, LP
6.38% due 10/01/30	700,000	756,000
6.00% due 06/01/26	200,000	215,617
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	910,000	922,240
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30	410,000	466,759
Phillips 66
3.70% due 04/06/23	250,000	264,880
Total Energy		34,727,383

Technology - 1.5%
Broadcom, Inc.
4.15% due 11/15/30	4,230,000	4,570,531
2.45% due 02/15/31[4]	3,700,000	3,496,232
NetApp, Inc.
2.70% due 06/22/30	8,100,000	8,036,021
Leidos, Inc.
2.30% due 02/15/31[4]	2,350,000	2,216,896
3.63% due 05/15/25[4]	600,000	650,999
4.38% due 05/15/30[4]	200,000	222,328
Oracle Corp.
3.95% due 03/25/51	2,450,000	2,512,252
Apple, Inc.
2.55% due 08/20/60	1,550,000	1,328,266
Analog Devices, Inc.
2.95% due 04/01/25	400,000	424,946
Total Technology		23,458,471

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Basic Materials - 1.1%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]	3,600,000	$3,764,365
4.20% due 05/13/50[4]	1,700,000	1,835,022
Anglo American Capital plc
5.63% due 04/01/30[4]	3,400,000	4,057,115
3.95% due 09/10/50[4]	970,000	982,983
2.63% due 09/10/30[4]	250,000	244,868
Nucor Corp.
2.70% due 06/01/30	3,000,000	3,062,302
WR Grace & Company-Conn
4.88% due 06/15/27[4]	1,241,000	1,284,683
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	810,000	776,718
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[4]	680,000	733,509
Steel Dynamics, Inc.
3.25% due 01/15/31	490,000	518,203
Total Basic Materials		17,259,768

Utilities - 1.0%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,700,000	6,377,221
Puget Energy, Inc.
6.00% due 09/01/21	2,180,000	2,228,044
AES Corp.
3.95% due 07/15/30[4]	1,760,000	1,876,565
NRG Energy, Inc.
2.45% due 12/02/27[4]	1,750,000	1,735,086
Arizona Public Service Co.
3.35% due 05/15/50	1,300,000	1,284,155
Alexander Funding Trust
1.84% due 11/15/23[4]	950,000	964,497
Black Hills Corp.
2.50% due 06/15/30	940,000	922,825
Total Utilities		15,388,393

Total Corporate Bonds
(Cost $692,989,508)		705,229,448

ASSET-BACKED SECURITIES†† - 25.9%
Collateralized Loan Obligations - 16.4%
Octagon Investment Partners 49 Ltd.
2021-5A, 1.76% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33[4,7]	8,500,000	8,528,398
2021-5A, 2.26% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 01/15/33[4,7]	7,450,000	7,476,471
Woodmont Trust
2020-7A, 2.05% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[4,7]	12,000,000	11,986,201
2020-7A, 2.75% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/32[4,7]	3,750,000	3,736,446
Cerberus Loan Funding XXX, LP
2020-3A, 2.08% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[4,7]	13,500,000	13,485,113
2020-3A, 2.73% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/33[4,7]	2,000,000	2,001,824
Dryden 33 Senior Loan Fund
2020-33A, 2.24% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/15/29[4,7]	8,000,000	8,032,775
2020-33A, 1.24% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[4,7]	4,250,000	4,245,531
2020-33A, 1.64% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[4,7]	3,000,000	2,985,143
Ares LVIII CLO Ltd.
2020-58A, 1.79% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33[4,7]	7,600,000	7,618,731
2020-58A, 2.39% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 01/15/33[4,7]	3,750,000	3,780,538
Benefit Street Partners Clo XXII Ltd.
2020-22A, 1.69% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/20/32[4,7]	8,700,000	8,631,142
2020-22A, 2.29% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 01/20/32[4,7]	1,000,000	1,006,226
Palmer Square Loan Funding Ltd.
2018-4A, 1.09% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,7]	2,474,859	2,475,495
2021-1A, 1.96% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/29[4,7]	2,000,000	2,001,927
2021-1A, 1.41% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/29[4,7]	2,000,000	1,995,754
2018-4A, 1.64% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,7]	1,000,000	1,000,874
2021-2A, due 05/20/29[4]	1,000,000	999,800
2019-3A, 1.03% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,7]	916,267	916,344
Dryden 36 Senior Loan Fund
2020-36A, 2.29% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/15/29[4,7]	8,000,000	8,033,344

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
AMMC CLO XIV Ltd.
2021-14A, 1.62% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29[4,7]	8,000,000	$7,990,212
Madison Park Funding XLVIII Ltd.
2021-48A, 2.14% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/19/33[4,7]	4,000,000	3,996,595
2021-48A, 1.59% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[4,7]	4,000,000	3,992,739
KREF Funding V LLC
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,7	8,000,000	7,939,546
0.15% due 06/25/26†††,10	21,818,182	10,691
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[4,7]	3,000,000	2,999,946
2021-9A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33[4,7]	3,000,000	2,987,995
2020-1A, 1.67% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/20/29[4,7]	1,000,000	999,894
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.19% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[4,7]	5,000,000	5,004,296
2020-9A, 2.84% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 11/18/31[4,7]	1,000,000	1,004,037
MidOcean Credit CLO VII
2020-7A, 1.28% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[4,7]	3,000,000	2,996,472
2020-7A, 1.84% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29[4,7]	2,000,000	1,975,864
2020-7A, 1.69% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[4,7]	1,000,000	1,000,322
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.79% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[4,7]	5,500,000	5,500,000
Cerberus Loan Funding XXXII, LP
2021-2A, due 04/22/33[4]	5,500,000	5,498,900
Parliament Funding II Ltd.
2020-1A, 2.67% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[4,7]	4,000,000	4,003,575
2020-1A, 3.42% (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 08/12/30[4,7]	1,000,000	1,000,512
Cerberus Loan Funding XXXI, LP
2021-1A, 1.69% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[4,7]	4,500,000	4,500,000
BXMT Ltd.
2020-FL2, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[4,7]	4,250,000	4,249,268
Venture XIV CLO Ltd.
2020-14A, 1.22% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[4,7]	4,250,000	4,244,513
Golub Capital Partners CLO Ltd.
2018-36A, 1.50% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,7]	4,100,000	4,074,733
Wellfleet CLO Ltd.
2020-2A, 1.28% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[4,7]	3,250,000	3,250,876
Whitebox CLO II Ltd.
2020-2A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/24/31[4,7]	2,000,000	2,003,857
2020-2A, 2.49% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 10/24/31[4,7]	1,000,000	1,003,886
NXT Capital CLO LLC
2017-1A, 1.92% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,7]	1,800,000	1,802,909
2018-1A, 1.82% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 04/21/27[4,7]	1,000,000	999,961
Denali Capital CLO XI Ltd.
2018-1A, 1.35% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,7]	2,795,306	2,795,641
Lake Shore MM CLO III LLC
2020-1A, 2.53% (3 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/29[4,7]	2,750,000	2,752,788
Diamond CLO Ltd.
2021-1A, 1.65% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/25/29[4,7]	1,500,000	1,499,700
2018-1A, 1.72% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,7]	1,000,000	997,959
KREF Ltd.
2018-FL1, 1.21% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[4,7]	2,486,175	2,486,507

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Crown Point CLO III Ltd.
2017-3A, 1.69% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,7]	2,000,000	$1,999,996
2017-3A, 1.15% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[4,7]	280,250	280,231
Ares LVII CLO Ltd.
2020-57A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/25/31[4,7]	2,000,000	2,011,559
Marathon CLO V Ltd.
2017-5A, 1.05% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,7]	1,019,788	1,018,801
2017-5A, 1.63% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,7]	1,000,000	990,403
Apres Static CLO Ltd.
2020-1A, 1.94% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/15/28[4,7]	2,000,000	2,003,133
GPMT Ltd.
2019-FL2, 1.41% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[4,7]	2,000,000	2,002,943
Magnetite Xxix Ltd.
2021-29A, 1.75% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 01/15/34[4,7]	2,000,000	2,000,000
Golub Capital Partners CLO 16 Ltd.
2017-16A, 2.07% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,7]	2,000,000	1,995,334
Avery Point VI CLO Ltd.
2021-6A, 1.96% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 08/05/27[4,7]	2,000,000	1,995,074
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 1.94% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/16/33[4,7]	2,000,000	1,992,012
TCW CLO Ltd.
2020-1A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 10/20/31[4,7]	2,000,000	1,990,004
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.54% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,7]	2,000,000	1,981,387
Shackleton CLO Ltd.
2018-6RA, 1.24% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[4,7]	1,923,917	1,923,100
Canyon Capital CLO Ltd.
2018-1A, 1.71% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/30/31[4,7]	1,900,000	1,895,046
Hunt CRE Ltd.
2018-FL2, 1.19% (1 Month USD LIBOR + 1.08%, Rate Floor: 1.08%) due 08/15/28[4,7]	1,750,000	1,745,410
MP CLO VIII Ltd.
2018-2A, 1.13% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,7]	1,726,265	1,725,716
Wind River CLO Ltd.
2017-2A, 1.11% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[4,7]	1,577,627	1,576,246
Allegro CLO IX Ltd.
2018-3A, 1.39% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[4,7]	1,500,000	1,504,387
Canyon CLO Ltd.
2020-1A, 2.99% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/15/28[4,7]	1,500,000	1,503,957
OCP CLO Ltd.
2020-4A, 1.67% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[4,7]	1,500,000	1,476,214
Newfleet CLO Ltd.
2018-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[4,7]	1,467,774	1,466,752
KVK CLO Ltd.
2018-1A, 1.11% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[4,7]	745,951	745,583
2017-1A, 1.13% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,7]	713,633	712,953
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 0.99% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[4,7]	1,285,520	1,284,881
Voya CLO Ltd.
2020-1A, 1.30% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[4,7]	1,250,000	1,253,733
Owl Rock CLO IV Ltd.
2020-4A, 2.80% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[4,7]	1,250,000	1,253,537
610 Funding CLO 3 Ltd.
2018-3A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[4,7]	1,232,130	1,232,110

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]	1,000,000	$1,008,464
Owl Rock CLO I Ltd.
2019-1A, 1.98% (3Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31[4,7]	1,000,000	1,001,050
Monroe Capital BSL CLO Ltd.
2017-1A, 1.93% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,7]	1,000,000	1,000,804
Apres Static CLO 2 Ltd.
2020-1A, 3.99% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/15/28[4,7]	1,000,000	1,000,023
Owl Rock CLO II Ltd.
2021-2A, due 04/20/33[4]	1,000,000	999,750
THL Credit Lake Shore MM CLO I Ltd.
2019-1A, 1.94% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/30[4,7]	1,000,000	996,623
Northwoods Capital XII-B Ltd.
2018-12BA, 2.03% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31[4,7]	1,000,000	989,317
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.49% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,7]	989,329	979,339
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.12% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,7]	935,824	936,032
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,8]	1,000,000	855,586
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[4,7]	750,000	748,661
Cerberus Loan Funding XXVI, LP
2019-1A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/15/31[4,7]	750,000	746,604
TCP Waterman CLO Ltd.
2016-1A, 2.23% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,7]	723,210	723,713
NewStar Clarendon Fund CLO LLC
2019-1A, 1.52% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[4,7]	705,752	705,255
LoanCore Issuer Ltd.
2018-CRE1, 1.24% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[4,7]	697,188	697,192
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.74% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,7]	636,000	634,381
Mountain View CLO Ltd.
2018-1A, 1.04% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,7]	514,796	514,320
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,8]	500,000	395,720
BSPRT Issuer Ltd.
2018-FL3, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[4,7]	362,177	362,177
Avery Point V CLO Ltd.
2017-5A, 1.20% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,7]	184,300	184,309
Babson CLO Ltd.
2014-IA, due 07/20/25[4,8]	650,000	62,725
Copper River CLO Ltd.
2007-1A, due 01/20/21[5,8]	700,000	20,622
Monroe Capital CLO Ltd.
2017-1A, 1.57% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,7]	5,204	5,203
Total Collateralized Loan Obligations		255,630,643

Financial - 2.7%
Station Place Securitization Trust
2020-16, 1.11% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,4,7	11,500,000	11,500,000
2021-3, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,4,7	7,000,000	7,000,000
2020-12, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21†††,4,7	2,250,000	2,250,000
2021-SP1, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,4,7	2,000,000	2,000,000
2021-WL1, 2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/26/54[4,7]	1,400,000	1,399,562
2020-WL1, 2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/25/51†††,5,7	1,000,000	1,000,000
2021-WL1, 1.36% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/26/54[4,7]	1,000,000	999,683
2021-WL1, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 01/26/54[4,7]	1,000,000	999,682

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~		Value
2021-WL1, 0.96% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/26/54[4,7]		1,000,000	$999,681
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR	4,998,730	5,859,956
Strategic Partners Fund VIII LP
3.11% due 03/10/25†††		3,500,000	3,565,802
Madison Avenue Secured Funding Trust Series
2020-1, 1.73% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,4,7		3,000,000	3,000,000
Nassau LLC
2019-1, 3.98% due 08/15/34[4]		1,017,433	1,030,915
Total Financial			41,605,281

Whole Business - 1.8%
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[4]		6,790,000	7,309,978
2017-1A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,7]		970,000	969,942
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]		6,716,250	6,847,821
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[4]		4,000,000	4,085,080
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]		3,609,375	3,911,119
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[4]		2,000,000	1,981,812
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[4]		1,401,780	1,483,518
2015-1A, 4.50% due 06/15/45[4]		425,250	428,065
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/07/49[4]		995,000	1,046,700
Total Whole Business			28,064,035

Transport-Aircraft - 1.7%
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[4]		5,436,817	5,520,545
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]		3,652,235	3,681,698
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]		1,288,007	1,290,599
2017-1, 3.97% due 07/15/42		1,263,495	1,264,305
AASET Trust
2020-1A, 3.35% due 01/16/40[4]		1,886,374	1,883,075
2017-1A, 3.97% due 05/16/42[4]		375,275	375,996
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[4]		1,749,160	1,762,929
2017-1, 4.58% due 02/15/42[4]		477,343	481,974
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]		2,086,587	2,070,100
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]		1,939,000	1,957,227
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]		1,788,509	1,779,449
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[4]		1,464,393	1,473,098
WAVE LLC
2019-1, 3.60% due 09/15/44[4]		922,586	922,799
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]		761,682	604,019
Raspro Trust
2005-1A, 1.15% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,7]		373,311	370,385
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[5]		416,439	333,151
Total Transport-Aircraft			25,771,349

Net Lease - 1.0%
Capital Automotive REIT
2020-1A, 3.81% due 02/15/50[4]		2,247,656	2,267,692
2020-1A, 3.48% due 02/15/50[4]		1,248,698	1,276,712
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]		2,751,066	2,755,579
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]		2,658,219	2,720,938
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[4]		2,500,000	2,458,120
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[4]		875,165	871,657
2020-1, 2.28% due 07/15/60[4]		715,784	727,570
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[4]		1,448,750	1,504,882
Total Net Lease			14,583,150

Collateralized Debt Obligations - 0.8%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[4]		7,250,000	7,195,820
2021-4A, 3.12% due 04/27/39[4]		2,000,000	1,982,243
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[4]		3,750,000	3,728,264
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[5,7]		38,986	38,799
Total Collateralized Debt Obligations			12,945,126

Transport-Container - 0.7%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[4]		4,367,320	4,443,779
CLI Funding VI LLC
2020-3A, 2.07% due 10/18/45[4]		1,888,333	1,888,429
2020-1A, 2.08% due 09/18/45[4]		1,880,000	1,873,765
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[4]		1,915,000	1,917,784
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[4]		953,212	955,042
Total Transport-Container			11,078,799

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Infrastructure - 0.6%
SBA Tower Trust
2.33% due 01/15/28[4]	9,250,000	$9,395,041
Vantage Data Centers LLC
2020-2A, 1.99% due 09/15/45[4]	400,000	392,867
Total Infrastructure		9,787,908

Insurance - 0.1%
JGWPT XXV LLC
2012-1A, 4.21% due 02/16/65[4]	1,356,804	1,508,159
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	297,000	304,602
Total Insurance		1,812,761

Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	1,000,000	1,068,903
Total Asset-Backed Securities
(Cost $400,898,773)		402,347,955

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 11.6%
Government Agency - 5.8%
Fannie Mae
2.81% due 05/01/51	8,250,000	8,363,175
2.17% due 03/01/51	8,347,000	7,682,268
2.24% due 01/01/51	5,979,905	5,582,277
2.00% due 09/01/50	5,102,534	4,729,887
2.43% due 01/01/30	4,500,000	4,688,756
2.36% due 08/01/50	4,500,000	4,272,775
2.20% due 11/01/27	2,586,467	2,683,639
4.17% due 02/01/49	2,000,000	2,233,415
3.09% due 10/01/29	2,000,000	2,168,019
2.46% due 01/01/30	2,000,000	2,097,596
2.30% due 11/01/29	2,000,000	2,070,798
2.81% due 09/01/39	2,000,000	2,018,486
2.32% due 02/01/51	2,096,623	1,979,356
2.40% due 03/01/40	2,000,000	1,954,792
2.11% due 10/01/50	1,885,546	1,745,134
2.27% due 02/01/51	1,747,159	1,637,939
2.39% due 02/01/51	1,454,635	1,416,518
due 12/25/43[9]	1,392,706	1,241,038
1.88% due 01/01/36	1,310,000	1,237,946
3.74% due 02/01/30	1,000,000	1,125,433
4.24% due 08/01/48	1,000,000	1,113,870
3.83% due 05/01/49	1,000,000	1,107,860
4.27% due 12/01/33	966,253	1,079,317
3.46% due 08/01/49	975,151	1,045,687
3.61% due 04/01/39	1,000,000	1,041,270
3.11% due 04/01/30	947,473	1,028,227
2.79% due 01/01/32	981,539	1,028,007
2.99% due 01/01/40	1,000,000	1,021,211
2.69% due 10/01/34	973,690	995,044
2.68% due 04/01/50	982,798	979,557
1.68% due 09/01/37	978,019	951,215
1.83% due 08/01/40	980,556	918,104
2.10% due 07/01/50	987,578	914,284
1.76% due 08/01/40	1,000,000	897,240
4.07% due 05/01/49	780,241	846,388
4.37% due 10/01/48	727,089	816,160
4.25% due 05/01/48	643,429	671,133
3.94% due 10/01/36	337,678	377,971
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-3, 2.00% due 05/25/60	4,651,789	4,650,143
2020-2, 2.00% due 11/25/59	1,793,296	1,793,881
Fannie Mae-Aces
2020-M23, 1.50% (WAC) due 03/25/35[7,10]	25,939,270	3,354,910
Freddie Mac
#WA2518, 1.98% due 05/01/50	1,393,522	1,265,436
2018-4762, 4.00% due 01/15/46	1,000,000	1,037,952
Total Government Agency		89,864,114

Commercial Mortgage Backed Securities - 2.6%
GS Mortgage Securities Trust
2020-GSA2, 2.34% due 12/12/53	8,000,000	7,619,210
2020-GC45, 0.67% (WAC) due 02/13/53[7,10]	18,973,518	912,746
2019-GC42, 0.81% (WAC) due 09/01/52[7,10]	14,944,012	837,220
DBGS Mortgage Trust
2018-C1, 4.64% (WAC) due 10/15/51[7]	7,000,000	7,927,375
CD Mortgage Trust
2017-CD4, 3.95% (WAC) due 05/10/50[7]	4,750,000	5,125,849
2016-CD1, 1.41% (WAC) due 08/10/49[7,10]	2,291,324	136,001
KKR Industrial Portfolio Trust
2021-KDIP, 1.36% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 12/15/37[4,7]	4,600,000	4,599,999
GB Trust
2020-FLIX, 1.71% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/15/37[4,7]	2,000,000	2,005,078
Life Mortgage Trust
2021-BMR, 1.51% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 03/15/38[4,7]	2,000,000	2,003,199
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37[4,7]	1,000,000	977,478
2020-DUNE, 1.46% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[4,7]	1,000,000	974,520
BENCHMARK Mortgage Trust
2019-B14, 0.79% (WAC) due 12/15/62[7,10]	19,901,961	945,128
2018-B6, 0.44% (WAC) due 10/10/51[7,10]	31,216,284	700,668
COMM Mortgage Trust
2015-CR24, 0.76% (WAC) due 08/10/48[7,10]	44,472,676	1,242,807
2015-CR26, 0.93% (WAC) due 10/10/48[7,10]	9,079,547	311,318
Citigroup Commercial Mortgage Trust
2019-GC43, 0.63% (WAC) due 11/10/52[7,10]	19,956,777	878,525
2016-GC37, 1.70% (WAC) due 04/10/49[7,10]	3,377,132	231,747
2016-C2, 1.74% (WAC) due 08/10/49[7,10]	2,399,325	172,092
2016-P5, 1.50% (WAC) due 10/10/49[7,10]	1,906,852	105,163
CSAIL Commercial Mortgage Trust
2019-C15, 1.05% (WAC) due 03/15/52[7,10]	12,437,592	775,956

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
SG Commercial Mortgage Securities Trust
2016-C5, 1.95% (WAC) due 10/10/48[7,10]	9,481,671	$620,787
UBS Commercial Mortgage Trust
2017-C2, 1.06% (WAC) due 08/15/50[7,10]	10,382,016	520,975
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.57% (WAC) due 06/15/49[7,10]	7,566,095	421,366
Morgan Stanley Capital I Trust
2016-UB11, 1.51% (WAC) due 08/15/49[7,10]	6,849,681	391,955
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.44% (WAC) due 01/15/59[7,10]	3,822,963	211,417
2016-C37, 0.93% (WAC) due 12/15/49[7,10]	3,603,502	106,460
CFCRE Commercial Mortgage Trust
2016-C3, 0.99% (WAC) due 01/10/48[7,10]	5,653,383	230,734
Total Commercial Mortgage Backed Securities		40,985,773

Residential Mortgage Backed Securities - 2.1%
Mill City Mortgage Loan Trust
2021-NMR1, 2.50% (WAC) due 11/25/60[4,7]	4,800,000	4,679,482
Verus Securitization Trust
2019-4, 2.85% due 11/25/59[4,11]	1,540,170	1,565,888
2020-1, 2.42% due 01/25/60[4,11]	1,537,230	1,553,633
2019-4, 2.64% due 11/25/59[4,11]	1,199,274	1,220,547
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[4,7]	1,299,039	1,313,802
2019-NQM2, 2.75% (WAC) due 11/25/59[4,7]	1,150,277	1,186,223
2021-HE1, 1.52% (30 Day Average U.S. Secured Overnight Financing Rate + 1.50%, Rate Floor: 0.00%) due 01/25/70[4,7]	1,000,000	997,528
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50[4,7]	924,890	939,962
2020-1, 2.56% (WAC) due 02/25/50[4,7]	924,890	935,037
2020-1, 2.28% (WAC) due 02/25/50[4,7]	626,520	638,049
2019-1, 2.94% (WAC) due 06/25/49[4,7]	72,218	72,642
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,7]	1,699,039	1,801,548
2020-NQM1, 1.72% due 05/25/65[4,11]	781,050	781,498
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,7]	1,074,981	1,121,975
2019-6A, 3.50% (WAC) due 09/25/59[4,7]	769,776	811,291
2018-1A, 4.00% (WAC) due 12/25/57[4,7]	535,257	571,353
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[4,7]	944,447	955,953
2019-2, 2.70% (WAC) due 09/25/59[4,7]	591,837	595,281
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[4,7]	726,109	734,635
2020-1, 2.68% (WAC) due 02/25/24[4,7]	726,109	731,593
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59[4,7]	1,348,353	1,360,989
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[4]	1,250,000	1,226,036
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[10]	7,671,735	1,213,513
SG Residential Mortgage Trust
2019-3, 2.70% (WAC) due 09/25/59[4,7]	997,053	1,011,272
Securitized Asset Backed Receivables LLC Trust
2006-HE2, 0.41% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36[7]	1,628,219	912,163
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[4,7]	739,573	753,118
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.79% (WAC) due 09/27/60[4,7]	691,170	696,346
MFRA Trust
2021-INV1, 2.29% (WAC) due 01/25/56[4,7]	700,000	676,406
RALI Series Trust
2006-QO2, 0.55% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[7]	1,641,676	503,156
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[4,7]	500,635	501,548
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[4,7]	416,988	419,980
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.10% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	326,419	280,394
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.17% (WAC) due 11/25/33[7]	268,735	254,654
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	79,504	81,058
Total Residential Mortgage Backed Securities		33,098,553

Military Housing - 1.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[4,7]	7,105,700	7,969,681
2015-R1, 4.11% (WAC) due 11/25/52[4,7]	2,933,486	3,224,010
2015-R1, 0.52% (WAC) due 11/25/55[4,7,10]	10,399,733	679,705
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[4]	2,306,417	2,345,065
2007-ROBS, 6.06% due 10/10/52[4]	463,942	483,031
2007-AETC, 5.75% due 02/10/52[4]	273,850	281,915
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[4]	1,459,217	1,609,281
Total Military Housing		16,592,688

Total Collateralized Mortgage Obligations
(Cost $184,537,753)		180,541,128

U.S. GOVERNMENT SECURITIES†† - 5.2%
U.S. Treasury Notes
1.13% due 02/15/31[12]	73,097,000	69,008,137
U.S. Treasury Strips
due 02/15/50[9,13]	23,802,000	11,619,286
Total U.S. Government Securities
(Cost $84,837,817)		80,627,423

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
FEDERAL AGENCY BONDS†† - 3.2%
Fannie Mae Principal Strips
due 07/15/37[9,13]	13,000,000	$8,682,700
due 08/06/38[13]	250,000	161,266
Freddie Mac Principal Strips
due 07/15/32[13]	10,550,000	8,300,350
Federal Farm Credit Bank
3.51% due 06/11/40	3,300,000	3,814,724
2.43% due 01/29/37	3,000,000	3,058,146
2.70% due 01/30/45	1,053,000	1,045,044
2.88% due 10/01/40	350,000	370,533
Tennessee Valley Authority Principal Strips
due 06/15/38[9,13]	9,400,000	5,842,344
due 01/15/48[9,13]	9,700,000	4,251,093
due 01/15/38[13]	4,000,000	2,531,616
due 06/15/35[9,13]	1,583,000	1,125,868
due 12/15/42[9,13]	1,600,000	839,549
United States International Development Finance Corp.
1.63% due 11/20/37	4,000,000	3,842,682
Tennessee Valley Authority
4.25% due 09/15/65	1,300,000	1,677,038
5.38% due 04/01/56	600,000	906,907
Freddie Mac
due 01/02/34[13]	1,850,000	1,386,244
due 09/15/36[13]	300,000	204,863
due 01/15/28[13]	150,000	135,202
U.S. International Development Finance Corp.
due 01/17/26[13]	800,000	854,548
1.79% due 10/15/29	588,138	618,515
Total Federal Agency Bonds
(Cost $48,126,543)		49,649,232

SENIOR FLOATING RATE INTERESTS††,7 - 2.9%
Consumer, Cyclical - 1.0%
Murphy Oil USA, Inc.
2.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 2.25%) due 01/31/28†††	8,000,000	8,030,000
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	3,022,214	3,010,337
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	2,431,625	2,446,823
BGIS (BIFM CA Buyer, Inc.)
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,129,587	2,113,615
Total Consumer, Cyclical		15,600,775

Technology - 0.4%
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	3,681,500	3,679,217
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27	1,600,000	1,599,328
RP Crown Parent LLC (Blue Yonder)
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/02/26	796,000	795,252
Cologix Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/24	150,000	149,652
Total Technology		6,223,449

Industrial - 0.4%
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,950,000	2,069,750
Berry Global, Inc.
due 07/01/26	1,600,000	1,585,744
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	1,047,315	1,034,883
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	682,537	681,684
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/03/24†††	497,810	496,255
Berlin Packaging LLC
3.12% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	297,325	291,643
Total Industrial		6,159,959

Consumer, Non-cyclical - 0.4%
Packaging Coordinators Midco, Inc.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/30/27	2,250,000	2,247,187
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	1,314,886	1,318,174
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	1,020,000	1,022,550
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/05/24	661,409	660,768
Elanco Animal Health, Inc.
1.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	388,360	382,950
Callaway Golf Company
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 01/02/26	198,919	199,665
Total Consumer, Non-cyclical		5,831,294

Financial - 0.2%
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27†††	1,393,000	1,380,811

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Nexus Buyer LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	897,733	$892,688
Cross Financial Corp.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 09/15/27	798,000	800,498
Alliant Holdings Intermediate LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	496,173	489,678
Total Financial		3,563,675

Basic Materials - 0.2%
W.R. Grace & Co.-Conn
due 03/30/28	3,500,000	3,473,750

Utilities - 0.2%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	3,084,461	3,093,468

Energy - 0.1%
Venture Global Calcasieu Pass LLC
2.48% (1 Month USD LIBOR + 2.38% and 3 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	1,122,784	1,061,031

Communications - 0.0%
Radiate Holdco, LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/25/26	149,625	149,472
Total Senior Floating Rate Interests
(Cost $44,587,368)		45,156,873

MUNICIPAL BONDS†† - 1.9%
California - 0.7%
State of California General Obligation Unlimited
7.55% due 04/01/39	700,000	1,130,815
7.35% due 11/01/39	650,000	997,926
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/44[13]	2,000,000	900,634
due 08/01/41[13]	1,540,000	791,204
due 08/01/46[13]	750,000	310,080
California Statewide Communities Development Authority Revenue Bonds
2.68% due 02/01/39	1,200,000	1,124,831
Santa Monica Community College District General Obligation Unlimited
2.70% due 08/01/40	1,100,000	1,073,664
San Dieguito Union High School District General Obligation Unlimited
2.68% due 08/01/36	1,000,000	1,017,559
William S Hart Union High School District General Obligation Unlimited
2.36% due 08/01/37	1,000,000	969,329
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[13]	1,410,000	760,423
Hillsborough City School District General Obligation Unlimited
due 09/01/36[13]	1,000,000	625,710
Cypress School District General Obligation Unlimited
due 08/01/48[13]	1,000,000	387,472
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/39[13]	500,000	255,772
Total California		10,345,419

Texas - 0.6%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.29% due 09/01/40	2,100,000	2,107,832
2.78% due 09/01/34	700,000	694,416
2.69% due 09/01/33	500,000	496,632
2.57% due 09/01/32	475,000	471,155
2.41% due 09/01/31	450,000	444,403
2.08% due 09/01/28	300,000	298,681
City of Dallas Texas Waterworks & Sewer System Revenue Revenue Bonds
2.77% due 10/01/40	2,300,000	2,306,457
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,500,000	1,510,554
North Texas Tollway Authority Revenue Bonds
3.03% due 01/01/40	1,000,000	983,499
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	1,000,000	950,259
Total Texas		10,263,888

New York - 0.2%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	2,700,000	2,765,150
New York Power Authority Revenue Bonds
2.82% due 11/15/39	1,000,000	969,500
Total New York		3,734,650

Idaho - 0.1%
Boise State University Revenue Bonds
3.06% due 04/01/40	1,150,000	1,092,738

Mississippi - 0.1%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	1,000,000	934,855

Ohio - 0.1%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	1,000,000	921,164

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

	Face Amount~	Value
Alabama - 0.1%
Auburn University Revenue Bonds
2.68% due 06/01/50	1,000,000	$916,939

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	591,863
Cook County School District No. 155 Calumet City General Obligation Unlimited
5.30% due 12/01/22	5,000	5,361
Total Illinois		597,224

Total Municipal Bonds
(Cost $28,845,541)		28,806,877

SENIOR FIXED RATE INTERESTS†† - 0.2%
Industrial - 0.2%
CTL Logistics
2.65% due 10/10/42†††	3,642,781	3,379,857
Total Senior Fixed Rate Interests
(Cost $3,642,781)		3,379,857

U.S. TREASURY BILLS†† - 0.1%
U.S. Treasury Bills
0.04% due 05/27/21[14]	1,000,000	999,977
Total U.S. Treasury Bills
(Cost $999,938)		999,977

FOREIGN GOVERNMENT DEBT†† - 0.0%
Bermuda Government International Bond
3.38% due 08/20/50	500,000	483,600
Total Foreign Government Debt
(Cost $498,612)		483,600

	Notional Value
OTC OPTIONS PURCHASED†† - 0.4%
Call options on:
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	$455,200,000	4,224,256
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	120,600,000	890,028
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	55,700,000	516,896
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	47,400,000	349,812
Total OTC Options Purchased
(Cost $1,600,463)		5,980,992

Total Investments - 105.3%
(Cost $1,622,903,062)		$1,638,528,821
Other Assets & Liabilities, net - (5.3)%		(82,693,934)
Total Net Assets - 100.0%		$1,555,834,887

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/25/50	$10,000,000	$2,792,085	$465	$2,791,620
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/20/50	8,200,000	2,275,931	434	2,275,497
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.82%	Annually	04/01/26	50,000,000	(105,681)	525	(106,206)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.52%	Annually	10/02/30	3,000,000	(280,539)	308	(280,847)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.71%	Annually	11/18/30	20,000,000	(1,567,707)	443	(1,568,150)
								$3,114,089	$2,175	$3,111,914

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation
Bank of America, N.A.	4,989,000	EUR	06/30/21	$5,892,019	$5,861,064	$30,955
Barclays Bank plc	1,077,000	EUR	04/16/21	1,291,738	1,263,189	28,549
						$59,504

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2021.
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]	Perpetual maturity.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $666,550,876 (cost $665,684,768), or 42.8% of total net assets.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $2,456,270 (cost $2,494,866), or 0.2% of total net assets — See Note 10.

[6]	All or a portion of this security is pledged as interest rate swap collateral at March 31, 2021.
[7]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]	Security is a principal-only strip.
[10]	Security is an interest-only strip.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2021. See table below for additional step information for each security.

[12]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At March 31, 2021, the total market value of segregated or earmarked securities was $69,008,137 — See Note 6.

[13]	Zero coupon rate security.
[14]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$19,427,529	$—	$—	*	$19,427,529
Preferred Stocks	3,694,600	42,808,588	—	*	46,503,188
Warrants	564,062	—	—		564,062
Closed-End Funds	3,202,944	—	—		3,202,944
Money Market Fund	65,627,736	—	—		65,627,736
Corporate Bonds	—	680,509,927	24,719,521		705,229,448
Asset-Backed Securities	—	357,153,057	45,194,898		402,347,955
Collateralized Mortgage Obligations	—	180,646,839	—		180,646,839
U.S. Government Securities	—	80,627,423	—		80,627,423
Federal Agency Bonds	—	49,649,232	—		49,649,232
Senior Floating Rate Interests	—	34,188,776	10,968,097		45,156,873
Municipal Bonds	—	28,806,877	—		28,806,877
Senior Fixed Rate Interests	—	—	3,379,857		3,379,857
U.S. Treasury Bills	—	999,977	—		999,977
Foreign Government Debt	—	483,600	—		483,600
Options Purchased	—	5,980,992	—		5,980,992
Interest Rate Swap Agreements**	—	5,067,117	—		5,067,117
Forward Foreign Currency Exchange Contracts**	—	59,504	—		59,504
Total Assets	$92,516,871	$1,466,981,909	$84,262,373		$1,643,761,153

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swap Agreements**	$—	$1,955,203	$—	$1,955,203
Unfunded Loan Commitments (Note 9)	—	—	79,121	79,121
Total Liabilities	$—	$1,955,203	$79,121	$2,034,324

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $14,964,175 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CORE BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$25,700,237	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	12,565,802	Model Price	Purchase Price	—	—
Asset-Backed Securities	6,928,859	Yield Analysis	Yield	2.2%-2.4%	2.2%
Corporate Bonds	14,115,751	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	6,240,335	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	4,363,435	Third Party Pricing	Trade Price	—	—
Senior Fixed Rate Interests	3,379,857	Yield Analysis	Yield	3.4%	—
Senior Floating Rate Interests	10,471,842	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	496,255	Third Party Pricing	Vendor Price	—	—
Total Assets	$84,262,373
Liabilities:
Unfunded Loan Commitments	$79,121	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had securities with a total value of $15,632,414 transfer into Level 3 from Level 2 due to a lack of observable inputs. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
CORE BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets						Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$33,401,467	$10,687,442	$14,037,846	$—	$—	$58,126,755	$(163,932)
Purchases/(Receipts)	23,500,000	—	16,899,999	9,010,154	3,642,780	53,052,933	(5,671)
(Sales, maturities and paydowns)/Fundings	(25,505,288)	(10,592,125)	(5,586,008)	—	—	(41,683,421)	92,858
Amortization of premiums/discounts	—	—	—	4,820	—	4,820	—
Total realized gains (losses) included in earnings	3,911	(7)	186,008	—	—	189,912	—
Total change in unrealized appreciation (depreciation) included in earnings	39,460	(95,310)	(818,324)	76,057	(262,923)	(1,061,040)	(2,376)
Transfers into Level 3	13,755,348	—	—	1,877,066	—	15,632,414	—
Ending Balance	$45,194,898	$—	$24,719,521	$10,968,097	$3,379,857	$84,262,373	$(79,121)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$37,279	$—	$(598,067)	$76,057	$(262,923)	$(747,654)	$(2,376)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $1,622,903,062)	$1,638,528,821
Foreign currency, at value (cost $32,994)	32,995
Cash	183,214
Unamortized upfront premiums paid on interest rate swap agreements	2,175
Unrealized appreciation on forward foreign currency exchange contracts	59,504
Prepaid expenses	154,549
Receivables:
Swap settlement	12,540,446
Interest	9,784,362
Fund shares sold	5,038,475
Securities sold	4,991,820
Dividends	12,354
Variation margin on interest rate swap agreements	12,205
Other assets	8,004
Total assets	1,671,348,924

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $77,813)	79,121
Reverse repurchase agreements (Note 6)	14,964,175
Segregated cash due to broker	2,190,644
Payable for:
Securities purchased	94,153,064
Fund shares redeemed	3,128,613
Management fees	304,781
Distributions to shareholders	236,665
Fund accounting/administration fees	91,927
Distribution and service fees	79,921
Transfer agent/maintenance fees	27,394
Trustees’ fees*	3,182
Miscellaneous	254,550
Total liabilities	115,514,037
Net assets	$1,555,834,887

Net assets consist of:
Paid in capital	$1,526,691,717
Total distributable earnings (loss)	29,143,170
Net assets	$1,555,834,887

A-Class:
Net assets	$148,424,403
Capital shares outstanding	7,550,453
Net asset value per share	$19.66
Maximum offering price per share (Net asset value divided by 96.00%)	$20.48

C-Class:
Net assets	$35,737,553
Capital shares outstanding	1,825,926
Net asset value per share	$19.57

P-Class:
Net assets	$86,924,585
Capital shares outstanding	4,418,106
Net asset value per share	$19.67

Institutional Class:
Net assets	$1,284,748,346
Capital shares outstanding	65,445,835
Net asset value per share	$19.63

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CORE BOND FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$1,367,304
Interest (net of foreign withholding tax of $2,650)	22,828,682
Total investment income	24,195,986

Expenses:
Management fees	3,058,260
Distribution and service fees:
A-Class	210,431
C-Class	179,226
P-Class	84,638
Transfer agent/maintenance fees:
A-Class	97,230
C-Class	17,481
P-Class	42,812
Institutional Class	572,554
Fund accounting/administration fees	534,046
Professional fees	67,287
Line of credit fees	80,969
Custodian fees	28,369
Trustees’ fees*	22,568
Short interest expense	23,020
Miscellaneous	188,103
Recoupment of previously waived fees:
A-Class	1,781
Total expenses	5,208,775
Less:
Expenses reimbursed by Adviser:
A-Class	(61,207)
C-Class	(9,966)
P-Class	(27,709)
Institutional Class	(577,843)
Expenses waived by Adviser	(95,334)
Earnings credits applied	(1,710)
Total waived/reimbursed expenses	(773,769)
Net expenses	4,435,006
Net investment income	19,760,980

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,067,841
Swap agreements	1,786,224
Options purchased	2,581,841
Forward foreign currency exchange contracts	4,331,554
Foreign currency transactions	(6,275)
Net realized gain	17,761,185
Net change in unrealized appreciation (depreciation) on:
Investments	(52,828,422)
Swap agreements	929,778
Options purchased	3,189,091
Forward foreign currency exchange contracts	(4,286,532)
Foreign currency translations	(469)
Net change in unrealized appreciation (depreciation)	(52,996,554)
Net realized and unrealized loss	(35,235,369)
Net decrease in net assets resulting from operations	$(15,474,389)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,760,980	$21,643,322
Net realized gain on investments	17,761,185	38,692,213
Net change in unrealized appreciation (depreciation) on investments	(52,996,554)	50,287,078
Net increase (decrease) in net assets resulting from operations	(15,474,389)	110,622,613

Distributions to shareholders:
A-Class	(5,186,481)	(3,767,804)
C-Class	(1,063,082)	(356,078)
P-Class	(2,191,963)	(1,024,712)
Institutional Class	(46,348,814)	(19,218,081)
Total distributions to shareholders	(54,790,340)	(24,366,675)

Capital share transactions:
Proceeds from sale of shares
A-Class	27,860,974	110,819,065
C-Class	8,714,753	14,504,419
P-Class	39,779,480	22,554,327
Institutional Class	515,596,664	714,499,854
Distributions reinvested
A-Class	4,875,091	3,613,421
C-Class	936,617	305,013
P-Class	2,191,955	1,024,707
Institutional Class	42,968,822	17,587,263
Cost of shares redeemed
A-Class	(97,226,435)	(59,704,941)
C-Class	(5,469,511)	(6,302,201)
P-Class	(12,363,058)	(16,990,731)
Institutional Class	(353,427,350)	(272,307,128)
Net increase from capital share transactions	174,438,002	529,603,068
Net increase in net assets	104,173,273	615,859,006

Net assets:
Beginning of period	1,451,661,614	835,802,608
End of period	$1,555,834,887	$1,451,661,614

Capital share activity:
Shares sold
A-Class	1,363,910	5,657,259
C-Class	430,074	736,544
P-Class	1,974,981	1,125,368
Institutional Class	25,248,196	36,204,919
Shares issued from reinvestment of distributions
A-Class	239,161	183,005
C-Class	46,150	15,494
P-Class	107,558	51,991
Institutional Class	2,112,450	890,192
Shares redeemed
A-Class	(4,711,652)	(3,072,001)
C-Class	(272,279)	(324,755)
P-Class	(609,978)	(883,015)
Institutional Class	(17,465,831)	(13,983,181)
Net increase in shares	8,462,740	26,601,820

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CORE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$20.53	$18.94	$18.33	$18.55	$18.55	$18.10
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.37	.41	.49	.59	.64
Net gain (loss) on investments (realized and unrealized)	(.41)	1.63	.63	(.22)	.02	.50
Total from investment operations	(.18)	2.00	1.04	.27	.61	1.14
Less distributions from:
Net investment income	(.26)	(.41)	(.43)	(.49)	(.61)	(.69)
Net realized gains	(.43)	—	—	—	—	—
Total distributions	(.69)	(.41)	(.43)	(.49)	(.61)	(.69)
Net asset value, end of period	$19.66	$20.53	$18.94	$18.33	$18.55	$18.55

Total Return[c]	(0.99%)	10.68%	5.72%	1.46%	3.39%	6.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148,424	$218,856	$149,442	$119,066	$170,624	$158,932
Ratios to average net assets:
Net investment income (loss)	2.29%	1.87%	2.23%	2.64%	3.19%	3.55%
Total expenses[d]	0.87%	0.85%	0.89%	0.93%	1.07%	1.08%
Net expenses[e,f,g]	0.79%	0.79%	0.80%	0.83%	1.02%	1.03%
Portfolio turnover rate	41%	126%	77%	53%	81%	100%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$20.45	$18.86	$18.25	$18.47	$18.48	$18.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.22	.28	.35	.45	.51
Net gain (loss) on investments (realized and unrealized)	(.43)	1.64	.62	(.22)	.02	.51
Total from investment operations	(.27)	1.86	.90	.13	.47	1.02
Less distributions from:
Net investment income	(.18)	(.27)	(.29)	(.35)	(.48)	(.56)
Net realized gains	(.43)	—	—	—	—	—
Total distributions	(.61)	(.27)	(.29)	(.35)	(.48)	(.56)
Net asset value, end of period	$19.57	$20.45	$18.86	$18.25	$18.47	$18.48

Total Return[c]	(1.36%)	9.86%	4.96%	0.71%	2.59%	5.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,738	$33,163	$22,531	$18,799	$28,083	$36,040
Ratios to average net assets:
Net investment income (loss)	1.56%	1.13%	1.50%	1.92%	2.47%	2.81%
Total expenses[d]	1.61%	1.62%	1.67%	1.75%	1.85%	1.90%
Net expenses[e,f,g]	1.54%	1.54%	1.55%	1.57%	1.77%	1.77%
Portfolio turnover rate	41%	126%	77%	53%	81%	100%

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$20.55	$18.96	$18.34	$18.56	$18.57	$18.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.36	.41	.48	.56	.59
Net gain (loss) on investments (realized and unrealized)	(.42)	1.64	.63	(.21)	.05	.55
Total from investment operations	(.19)	2.00	1.04	.27	.61	1.14
Less distributions from:
Net investment income	(.26)	(.41)	(.42)	(.49)	(.62)	(.69)
Net realized gains	(.43)	—	—	—	—	—
Total distributions	(.69)	(.41)	(.42)	(.49)	(.62)	(.69)
Net asset value, end of period	$19.67	$20.55	$18.96	$18.34	$18.56	$18.57

Total Return	(1.04%)	10.67%	5.77%	1.45%	3.33%	6.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,925	$60,534	$50,258	$48,263	$17,303	$3,087
Ratios to average net assets:
Net investment income (loss)	2.29%	1.86%	2.24%	2.61%	3.06%	3.25%
Total expenses[d]	0.89%	0.91%	0.93%	0.94%	1.13%	0.98%
Net expenses[e,f,g]	0.79%	0.79%	0.80%	0.80%	1.01%	0.98%
Portfolio turnover rate	41%	126%	77%	53%	81%	100%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

CORE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$20.51	$18.91	$18.30	$18.52	$18.53	$18.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.42	.47	.54	.64	.62
Net gain (loss) on investments (realized and unrealized)	(.43)	1.65	.62	(.22)	.02	.58
Total from investment operations	(.17)	2.07	1.09	.32	.66	1.20
Less distributions from:
Net investment income	(.28)	(.47)	(.48)	(.54)	(.67)	(.74)
Net realized gains	(.43)	—	—	—	—	—
Total distributions	(.71)	(.47)	(.48)	(.54)	(.67)	(.74)
Net asset value, end of period	$19.63	$20.51	$18.91	$18.30	$18.52	$18.53

Total Return	(0.89%)	11.07%	6.03%	1.75%	3.67%	6.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,284,748	$1,139,109	$613,571	$380,974	$142,014	$83,168
Ratios to average net assets:
Net investment income (loss)	2.59%	2.17%	2.52%	2.92%	3.51%	3.41%
Total expenses[d]	0.60%	0.58%	0.62%	0.60%	0.74%	0.76%
Net expenses[e,f,g]	0.50%	0.50%	0.51%	0.52%	0.70%	0.76%
Portfolio turnover rate	41%	126%	77%	53%	81%	100%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	—	0.00%*	0.05%
C-Class	—	0.00%*	—	0.00%*	0.03%
P-Class	—	0.00%*	0.00%*	0.00%*	0.01%
Institutional Class	—	0.00%*	—	0.00%*	0.02%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.78%	0.78%	0.79%	0.82%	1.00%	1.00%
C-Class	1.52%	1.53%	1.54%	1.57%	1.75%	1.74%
P-Class	0.77%	0.78%	0.79%	0.80%	0.99%	0.97%
Institutional Class	0.49%	0.49%	0.50%	0.52%	0.68%	0.75%

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	22.1%
AA	44.9%
A	11.8%
BBB	3.1%
B	1.0%
NR2	2.2%
Other Instruments	14.9%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
El Camino Healthcare District General Obligation Unlimited	2.9%
Denton County Housing Finance Corp. Revenue Bonds, 2.15%	2.7%
Freddie Mac Multifamily, 1.90%	2.7%
Ysleta Independent School District General Obligation Unlimited, 4.00%	2.2%
Dayton-Montgomery County Port Authority Revenue Bonds, 1.84%	2.1%
Stockton Unified School District General Obligation Unlimited	2.1%
Illinois Finance Authority Revenue Bonds, 5.00%	1.9%
City of Los Angeles Department of Airports Revenue Bonds, 5.00%	1.7%
New York City Water & Sewer System Revenue Bonds, 5.00%	1.7%
Private Colleges & Universities Authority Revenue Bonds, 5.00%	1.7%
Top Ten Total	21.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares~	2.65%	5.96%	3.35%	4.22%
A-Class Shares with sales charge‡	(1.44%)	1.71%	2.51%	3.71%
Bloomberg Barclays Municipal Bond Index	1.46%	5.51%	3.49%	4.54%

	6 Month†	1 Year	5 Year	Since Inception (01/13/12)
C-Class Shares	2.28%	5.18%	2.58%	3.04%
C-Class Shares with CDSC§	1.28%	4.18%	2.58%	3.04%
Institutional Class Shares	2.78%	6.22%	3.61%	4.07%
Bloomberg Barclays Municipal Bond Index	1.46%	5.51%	3.49%	3.66%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	2.73%	6.04%	3.36%	3.33%
Bloomberg Barclays Municipal Bond Index	1.46%	5.51%	3.49%	3.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
MUNICIPAL INCOME FUND

	Shares	Value
CLOSED-END FUNDS† - 13.2%
BlackRock MuniVest Fund, Inc.	86,286	$802,460
BlackRock Municipal Income Quality Trust	52,731	796,765
BlackRock MuniEnhanced Fund, Inc.	66,723	788,666
Nuveen California Quality Municipal Income Fund	49,986	742,792
DWS Municipal Income Trust	53,020	617,683
BlackRock MuniHoldings Investment Quality Fund	39,612	566,055
Eaton Vance Municipal Income Trust	40,499	557,671
Invesco Trust for Investment Grade Municipals	38,954	525,100
Nuveen AMT-Free Municipal Credit Income Fund	29,838	504,262
BNY Mellon Strategic Municipals, Inc.	57,718	492,912
Invesco Municipal Trust	34,942	461,234
Nuveen Quality Municipal Income Fund	30,461	461,180
Invesco Advantage Municipal Income Trust II	37,925	449,411
Nuveen AMT-Free Quality Municipal Income Fund	29,451	436,464
BlackRock MuniYield Quality Fund, Inc.	25,824	410,343
BlackRock MuniHoldings California Quality Fund, Inc.	22,912	344,826
BlackRock MuniYield California Quality Fund, Inc.	19,796	291,595
Nuveen California AMT-Free Quality Municipal Income Fund	18,593	287,262
Invesco Municipal Opportunity Trust	14,142	186,392
BlackRock Municipal Income Trust	9,687	145,305
Total Closed-End Funds
(Cost $9,143,179)		9,868,378

MONEY MARKET FUND† - 0.9%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares, 0.01%[1]	657,140	657,140
Total Money Market Fund
(Cost $657,140)		657,140

	Face Amount
MUNICIPAL BONDS†† - 84.0%
California - 23.0%
Stockton Unified School District General Obligation Unlimited
due 08/01/33[2]	$2,000,000	1,537,602
due 08/01/37[2]	810,000	546,876
due 08/01/42[2]	250,000	141,547
El Camino Healthcare District General Obligation Unlimited
due 08/01/29[2]	2,500,000	2,191,255
City of Los Angeles Department of Airports Revenue Bonds
5.00% due 05/15/39	1,000,000	1,270,633
5.00% due 05/15/44	100,000	122,711
San Bernardino Community College District General Obligation Unlimited
4.00% due 08/01/49	1,000,000	1,135,444
Sierra Joint Community College District School Facilities District No. 1 General Obligation Unlimited
due 08/01/31[2]	705,000	579,789
due 08/01/30[2]	415,000	350,947
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[3,4]	1,000,000	915,919
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	1,300,000	733,402
Sonoma Valley Unified School District General Obligation Unlimited
4.00% due 08/01/44	600,000	689,651
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	565,220
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/40	250,000	287,600
5.00% due 10/01/33	200,000	247,906
Los Angeles Department of Water & Power System Revenue Bonds
5.00% due 07/01/43	500,000	527,312
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	525,104
San Diego Unified School District General Obligation Unlimited
due 07/01/39[2]	1,000,000	522,593
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	374,077
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	300,000	330,743
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	165,000	171,739
5.00% due 08/01/40	120,000	140,204
Delhi Unified School District General Obligation Unlimited
5.00% due 08/01/44	250,000	307,130
Riverside County Redevelopment Successor Agency Tax Allocation
due 10/01/37[3,4]	250,000	280,829
Gustine Unified School District General Obligation Unlimited
5.00% due 08/01/41	220,000	262,553

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Freddie Mac Multifamily ML Certificates Revenue Bonds
2.49% due 07/25/35	$245,952	$257,443
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	195,000	248,559
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	237,954
Upland Unified School District General Obligation Unlimited
due 08/01/38[2]	400,000	232,060
Stanton Redevelopment Agency Successor Agency Tax Allocation
5.00% due 12/01/40	180,000	215,091
Culver Redevelopment Agency Successor Agency Tax Allocation
due 11/01/23[2]	195,000	191,932
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	155,000	184,746
Rio Hondo Community College District General Obligation Unlimited
due 08/01/29[2]	200,000	174,578
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	150,000	160,847
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	157,739
Coast Community College District General Obligation Unlimited
due 08/01/40[2]	250,000	146,894
Buena Park School District General Obligation Unlimited
5.00% due 08/01/47	100,000	122,863
Roseville Joint Union High School District General Obligation Unlimited
due 08/01/30[2]	100,000	85,036
McKinleyville Union School District General Obligation Unlimited
due 08/01/21[2]	40,000	3,727
Total California		17,178,255

Texas - 14.4%
Denton County Housing Finance Corp. Revenue Bonds
2.15% due 11/01/38	2,000,000	2,000,492
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/45	1,250,000	1,530,599
5.00% due 01/01/27	200,000	237,295
Ysleta Independent School District General Obligation Unlimited
4.00% due 08/15/52	1,400,000	1,647,232
Cleveland Independent School District General Obligation Unlimited
4.00% due 02/15/52	1,000,000	1,176,039
North Texas Tollway Authority Revenue Bonds
due 01/01/36[2]	1,000,000	726,661
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	223,956
5.00% due 08/15/22	35,000	37,292
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/32	200,000	248,957
United Independent School District General Obligation Unlimited
5.00% due 08/15/49	200,000	245,489
Lindale Independent School District General Obligation Unlimited
5.00% due 02/15/49	200,000	241,758
Clifton Higher Education Finance Corp. Revenue Bonds
4.00% due 08/15/33	200,000	240,939
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/41	200,000	235,097
Bexar County Health Facilities Development Corp. Revenue Bonds
5.00% due 07/15/22	225,000	232,454
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	229,535
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	218,790
Grand Parkway Transportation Corp. Revenue Bonds
5.00% due 10/01/43	175,000	214,542
Texas Tech University System Revenue Bonds
5.00% due 08/15/32	200,000	203,545
Texas Municipal Gas Acquisition and Supply Corporation I Revenue Bonds
6.25% due 12/15/26	155,000	182,112
City of Fort Worth Texas Water & Sewer System Revenue Bonds
5.00% due 02/15/32	100,000	124,553
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	122,636
Mansfield Independent School District General Obligation Unlimited
5.00% due 02/15/44	100,000	122,039
University of North Texas System Revenue Bonds
5.00% due 04/15/44	100,000	121,247
City of Arlington Texas Special Tax Revenue Special Tax
5.00% due 02/15/48	100,000	119,953

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Manor Independent School District General Obligation Unlimited
5.00% due 08/01/21	$20,000	$20,113
Dallas Independent School District General Obligation Unlimited
5.00% due 02/15/22[5]	15,000	15,477
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	10,000	10,994
San Antonio Education Facilities Corp. Revenue Bonds
5.00% due 06/01/23	10,000	10,927
City of Austin Texas Water & Wastewater System Revenue Bonds
5.00% due 11/15/21	10,000	10,190
Leander Independent School District General Obligation Unlimited
due 08/15/22[2]	5,000	3,077
due 08/15/24[2]	5,000	2,895
San Antonio Water System Revenue Bonds
5.00% due 05/15/21	5,000	4,977
Total Texas		10,761,862

New York - 4.5%
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/49	1,000,000	1,244,882
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	351,125
4.00% due 08/01/43	250,000	284,040
5.00% due 05/01/21	5,000	5,018
New York City Industrial Development Agency Revenue Bonds
4.00% due 03/01/32	500,000	599,748
New York Transportation Development Corp. Revenue Bonds
5.00% due 12/01/22	250,000	267,585
5.00% due 07/01/34	200,000	225,438
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	281,861
New York Power Authority Revenue Bonds
4.00% due 11/15/45	100,000	116,082
Total New York		3,375,779

Illinois - 4.3%
Illinois Finance Authority Revenue Bonds
5.00% due 10/01/37	1,000,000	1,409,433
5.00% due 10/01/38	250,000	354,982
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	487,214
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	344,642
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	200,000	238,911
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	223,938
Cook County School District No. 104 Summit General Obligation Unlimited
due 12/01/22[2]	100,000	99,505
County of State Clair Illinois Highway Revenue Bonds
4.25% due 01/01/23	40,000	42,854
Boone McHenry & DeKalb Counties Community Unit School District 100 General Obligation Unlimited
due 12/01/21[2]	10,000	9,881
Total Illinois		3,211,360

Michigan - 3.6%
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,000,000	1,068,527
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	500,000	525,134
5.00% due 05/01/30	300,000	315,180
Michigan State Hospital Finance Authority Revenue Bonds
5.00% due 11/15/47	200,000	239,521
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	215,255
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/21	200,000	202,345
Flint Hospital Building Authority Revenue Bonds
5.00% due 07/01/25	100,000	113,042
Total Michigan		2,679,004

Colorado - 2.9%
E-470 Public Highway Authority Revenue Bonds
5.00% due 09/01/36	650,000	837,663
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	453,739
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	200,000	253,502
Board of Governors of Colorado State University System Revenue Bonds
5.00% due 03/01/41	200,000	239,019
City & County of Denver Colorado Revenue Bonds
due 08/01/30[2]	200,000	159,790

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Colorado Educational & Cultural Facilities Authority Revenue Bonds
5.00% due 03/01/47	$110,000	$131,506
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	120,518
Total Colorado		2,195,737

Oregon - 2.9%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited
due 06/15/48[2]	2,000,000	938,446
due 06/15/50[2]	400,000	175,278
due 06/15/49[2]	350,000	158,716
Salem-Keizer School District No. 24J General Obligation Unlimited
due 06/15/40[2]	1,250,000	779,752
University of Oregon Revenue Bonds
5.00% due 04/01/48	100,000	120,730
Total Oregon		2,172,922

Ohio - 2.8%
Dayton-Montgomery County Port Authority Revenue Bonds
1.84% due 09/01/38	1,600,000	1,569,939
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	248,441
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	235,253
City of Middleburg Heights Ohio Revenue Bonds
5.00% due 08/01/22	15,000	15,819
Ohio Higher Educational Facility Commission Revenue Bonds
5.00% due 01/01/22	15,000	15,394
Total Ohio		2,084,846

Washington - 2.6%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds
5.00% due 09/01/27	500,000	512,884
5.25% due 09/01/32	500,000	511,673
Yakima & Kittitas Counties School District No. 119 Selah General Obligation Unlimited
5.00% due 12/01/42	200,000	243,442
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	240,674
County of King Washington Sewer Revenue Bonds
5.00% due 07/01/42	200,000	240,310
Washington State Convention Center Public Facilities District Revenue Bonds
5.00% due 07/01/48	200,000	232,465
Total Washington		1,981,448

Arizona - 2.7%
Arizona Industrial Development Authority Revenue Bonds
2.12% due 07/01/37	1,188,345	1,176,503
Maricopa County Industrial Development Authority Revenue Bonds
5.00% due 01/01/41	250,000	300,808
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	263,600
Pinal County Elementary School District No. 4 Casa Grande General Obligation Unlimited
5.00% due 07/01/37	100,000	124,559
Industrial Development Authority of the County of Pima Revenue Bonds
7.13% due 06/01/21	75,000	75,794
Total Arizona		1,941,264

District of Columbia - 2.5%
District of Columbia Revenue Bonds
4.00% due 03/01/39	1,000,000	1,186,052
5.00% due 04/01/21	25,000	25,000
6.25% due 04/01/21	5,000	4,950
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	338,931
5.00% due 06/01/32	275,000	312,999
Total District of Columbia		1,867,932

Georgia - 2.0%
Private Colleges & Universities Authority Revenue Bonds
5.00% due 09/01/48	1,000,000	1,242,040
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	235,151
due 12/01/21[2]	20,000	19,779
Richmond County Development Authority Revenue Bonds
due 12/01/21[2]	10,000	9,891
Total Georgia		1,506,861

Pennsylvania - 1.9%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	571,025
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	349,652
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	300,000	333,369
Allegheny County Hospital Development Authority Revenue Bonds
5.00% due 07/15/32	100,000	128,158

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Owen J Roberts School District General Obligation Unlimited
5.00% due 05/15/23	$25,000	$27,543
Township of Cheltenham Pennsylvania General Obligation Unlimited
3.00% due 07/01/21	10,000	9,967
City of Erie Pennsylvania General Obligation Unlimited
3.10% due 11/15/22	5,000	5,179
Total Pennsylvania		1,424,893

Louisiana - 1.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds
5.00% due 10/01/37	500,000	585,715
5.00% due 10/01/26	150,000	182,111
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	307,817
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	5,000	5,994
Total Louisiana		1,081,637

North Carolina - 1.2%
North Carolina Turnpike Authority Revenue Bonds
5.00% due 01/01/27	300,000	368,367
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	360,021
County of New Hanover North Carolina Revenue Bonds
5.00% due 10/01/22	150,000	160,442
North Carolina Eastern Municipal Power Agency Revenue Bonds
4.50% due 01/01/22	10,000	10,226
North Carolina Medical Care Commission Revenue Bonds
6.63% due 07/01/21	10,000	10,054
Total North Carolina		909,110

West Virginia - 1.2%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	522,949
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	350,919
Total West Virginia		873,868

New Jersey - 1.0%
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	369,508
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	305,387
North Hudson Sewerage Authority Revenue Bonds
due 12/15/21[2]	50,000	49,917
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.25% due 07/01/21	35,000	35,427
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.50% due 06/15/21	20,000	20,008
Total New Jersey		780,247

Virginia - 1.0%
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/25	250,000	293,264
University of Virginia Revenue Bonds
5.00% due 04/01/38	200,000	242,672
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	500,000	209,481
City of Norfolk Virginia General Obligation Unlimited
2.50% due 10/01/46[3]	5,000	5,123
Total Virginia		750,540

Mississippi - 1.0%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	508,329
6.25% due 10/01/26	230,000	233,667
Total Mississippi		741,996

Oklahoma - 0.9%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	431,595
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	245,528
Total Oklahoma		677,123

Puerto Rico - 0.8%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	308,518
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	250,000	268,280
Commonwealth of Puerto Rico General Obligation Unlimited
5.25% due 07/01/24	45,000	45,785
Total Puerto Rico		622,583

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Arkansas - 0.8%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	$330,000	$373,001
University of Arkansas Revenue Bonds
5.00% due 11/01/47	200,000	242,085
Total Arkansas		615,086

Nebraska - 0.5%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	252,732
Nebraska Investment Finance Authority Revenue Bonds
3.40% due 09/01/39	85,000	90,274
Total Nebraska		343,006

Alaska - 0.4%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	297,801

Nevada - 0.4%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	271,550

Massachusetts - 0.3%
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 10/01/34	150,000	190,845
5.00% due 04/01/21	55,000	54,950
3.00% due 10/01/21	15,000	15,062
Total Massachusetts		260,857

South Carolina - 0.3%
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	241,564

Vermont - 0.3%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	231,036

Tennessee - 0.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.48% due 12/01/37	200,000	206,700

Florida - 0.3%
Greater Orlando Aviation Authority Revenue Bonds
5.00% due 10/01/32	100,000	125,901
City of Tampa Florida Water & Wastewater System Revenue Bonds
3.00% due 10/01/21	40,000	40,565
Tampa-Hillsborough County Expressway Authority Revenue Bonds
5.00% due 07/01/22	20,000	20,998
Florida Higher Educational Facilities Financial Authority Revenue Bonds
3.00% due 12/01/22	15,000	15,544
Total Florida		203,008

South Dakota - 0.2%
South Dakota Board of Regents Housing & Auxiliary Facilities System Revenue Bonds
5.00% due 04/01/34	150,000	181,614

Indiana - 0.2%
Indiana Finance Authority Revenue Bonds
5.00% due 10/01/41	100,000	119,920
Jeffersonville Housing, Inc. Revenue Bonds
7.25% due 11/15/21	50,000	52,082
Total Indiana		172,002

Kansas - 0.2%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	120,101
Riley County Unified School District No. 383 Manhattan-Ogden General Obligation Unlimited
due 09/01/21[2]	25,000	16,408
Total Kansas		136,509

Idaho - 0.2%
Idaho Housing & Finance Association Revenue Bonds
5.00% due 07/15/30	100,000	127,565

Rhode Island - 0.2%
Rhode Island Health and Educational Building Corp. Revenue Bonds
5.00% due 05/15/42	100,000	123,715

Utah - 0.2%
South Davis Metro Fire Service Area Revenue Bonds
5.00% due 12/01/34	100,000	122,856

Montana - 0.2%
Montana State Board of Regents Revenue Bonds
5.00% due 11/15/43	100,000	121,057

Iowa - 0.2%
PEFA, Inc. Revenue Bonds
5.00% due 09/01/26[5]	100,000	120,523

New Hampshire - 0.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds
5.00% due 01/01/23	60,000	65,008

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Maryland - 0.1%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 07/01/22	$15,000	$15,758
4.25% due 07/01/22	10,000	10,387
4.00% due 07/01/22	10,000	10,356
5.00% due 07/01/27	5,000	5,723
Total Maryland		42,224

Alabama - 0.0%
Saraland Public Educational Building Authority Revenue Bonds
4.25% due 06/01/21	30,000	30,187
Phenix City Public Building Authority Revenue Bonds
4.38% due 04/01/21	5,000	4,950
Total Alabama		35,137

New Mexico - 0.0%
City of Albuquerque New Mexico Revenue Bonds
5.00% due 07/01/25	30,000	33,583
Total New Mexico		33,583

Wisconsin - 0.0%
State of Wisconsin General Obligation Unlimited
5.00% due 05/01/22	25,000	26,310
Total Municipal Bonds
(Cost $60,159,075)		62,797,978

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.6%
Government Agency - 2.6%
Freddie Mac Multifamily
1.90% due 11/25/37[6]	1,998,578	1,986,775
Total Collateralized Mortgage Obligations
(Cost $2,057,884)		1,986,775

U.S. TREASURY BILLS†† - 1.1%
U.S. Treasury Bills
0.07% due 04/15/21[7,8]	500,000	499,997
0.04% due 04/22/21[7,8]	100,000	99,999
0.05% due 08/26/21[7,8]	100,000	99,991
0.03% due 04/08/21[7,8]	50,000	50,000
0.03% due 06/03/21[7,8]	26,000	25,999
0.07% due 04/29/21[7,8]	25,000	25,000
Total U.S. Treasury Bills
(Cost $800,958)		800,986

Total Investments - 101.8%
(Cost $72,818,236)		$76,111,257
Other Assets & Liabilities, net - (1.8)%		(1,335,407)
Total Net Assets - 100.0%		$74,775,850

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation*
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.21%	Quarterly	11/24/50	$1,600,000	$366,722	$324	$366,398
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.28%	Quarterly	11/04/50	1,200,000	257,208	317	256,891
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.57%	Quarterly	01/27/51	810,000	120,710	312	120,398
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.67%	Quarterly	02/05/51	800,000	102,277	312	101,965
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.57%	Quarterly	01/28/51	200,000	29,741	302	29,439
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.09%	Quarterly	03/16/51	750,000	22,087	313	21,774
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.10%	Quarterly	03/08/51	650,000	20,193	311	19,882
								$918,938	$2,191	$916,747

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
MUNICIPAL INCOME FUND

*	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2021.
[2]	Zero coupon rate security.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2021. See table below for additional step information for each security.

[4]	Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
[5]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2021.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,986,775 (cost $2,057,884), or 2.6% of total net assets.

[7]	All or a portion of this security is pledged as interest rate swap collateral at March 31, 2021.
[8]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$9,868,378	$—	$—	$9,868,378
Money Market Fund	657,140	—	—	657,140
Municipal Bonds	—	62,797,978	—	62,797,978
Collateralized Mortgage Obligations	—	1,986,775	—	1,986,775
U.S. Treasury Bills	—	800,986	—	800,986
Interest Rate Swap Agreements*	—	916,747	—	916,747
Total Assets	$10,525,518	$66,502,486	$—	$77,028,004

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
City of Norfolk Virginia General Obligation Unlimited, 2.50% due 10/01/46	3.00%	10/01/22	3.75% - 5.00%	10/01/26 - 10/01/41
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, due 08/01/42	6.85%	08/01/32	—	—
Riverside County Redevelopment Successor Agency Tax Allocation, due 10/01/37	5.00%	10/01/21	—	—

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $72,818,236)	$76,111,257
Cash	3,930
Unamortized upfront premiums paid on interest rate swap agreements	2,191
Prepaid expenses	43,860
Receivables:
Interest	495,369
Securities sold	39,525
Variation margin on interest rate swap agreements	25,985
Dividends	24,795
Fund shares sold	3,213
Total assets	76,750,125

Liabilities:
Segregated cash due to broker	41,484
Payable for:
Securities purchased	1,720,360
Fund shares redeemed	135,061
Distribution and service fees	14,168
Management fees	10,797
Distributions to shareholders	9,422
Fund accounting/administration fees	7,308
Transfer agent/maintenance fees	3,578
Trustees’ fees*	1,177
Miscellaneous	30,920
Total liabilities	1,974,275
Net assets	$74,775,850

Net assets consist of:
Paid in capital	$70,578,874
Total distributable earnings (loss)	4,196,976
Net assets	$74,775,850

A-Class:
Net assets	$59,433,768
Capital shares outstanding	4,420,802
Net asset value per share	$13.44
Maximum offering price per share (Net asset value divided by 96.00%)	$14.00

C-Class:
Net assets	$1,797,901
Capital shares outstanding	133,838
Net asset value per share	$13.43

P-Class:
Net assets	$219,089
Capital shares outstanding	16,306
Net asset value per share	$13.44

Institutional Class:
Net assets	$13,325,092
Capital shares outstanding	991,140
Net asset value per share	$13.44

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$241,385
Interest	776,652
Total investment income	1,018,037

Expenses:
Management fees	192,298
Distribution and service fees:
A-Class	75,471
C-Class	10,029
P-Class	248
Transfer agent/maintenance fees:
A-Class	21,307
C-Class	913
P-Class	284
Institutional Class	7,721
Registration fees	52,343
Fund accounting/administration fees	30,474
Professional fees	27,355
Trustees’ fees*	8,929
Line of credit fees	3,958
Custodian fees	3,889
Miscellaneous	23,001
Total expenses	458,220
Less:
Expenses reimbursed by Adviser:
A-Class	(22,336)
C-Class	(963)
P-Class	(288)
Institutional Class	(7,963)
Expenses waived by Adviser	(130,643)
Total waived/reimbursed expenses	(162,193)
Net expenses	296,027
Net investment income	722,010

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	111,720
Swap agreements	(16,636)
Net realized gain	95,084
Net change in unrealized appreciation (depreciation) on:
Investments	367,804
Swap agreements	916,747
Net change in unrealized appreciation (depreciation)	1,284,551
Net realized and unrealized gain	1,379,635
Net increase in net assets resulting from operations	$2,101,645

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$722,010	$1,256,299
Net realized gain on investments	95,084	115,856
Net change in unrealized appreciation (depreciation) on investments	1,284,551	344,828
Net increase in net assets resulting from operations	2,101,645	1,716,983

Distributions to shareholders:
A-Class	(631,686)	(938,323)
C-Class	(13,571)	(24,954)
P-Class	(2,078)	(4,476)
Institutional Class	(169,390)	(288,553)
Total distributions to shareholders	(816,725)	(1,256,306)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,101,972	31,221,279
C-Class	15,336	611,241
P-Class	40,689	902,089
Institutional Class	4,568,878	13,484,207
Distributions reinvested
A-Class	572,951	802,587
C-Class	12,776	22,789
P-Class	2,078	4,476
Institutional Class	167,038	283,837
Cost of shares redeemed
A-Class	(5,837,513)	(12,445,554)
C-Class	(441,478)	(439,495)
P-Class	(28,077)	(915,765)
Institutional Class	(5,052,017)	(14,294,302)
Net increase (decrease) from capital share transactions	(4,877,367)	19,237,389
Net increase (decrease) in net assets	(3,592,447)	19,698,066

Net assets:
Beginning of period	78,368,297	58,670,231
End of period	$74,775,850	$78,368,297

Capital share activity:
Shares sold
A-Class	82,350	2,381,376
C-Class	1,140	46,635
P-Class	3,003	67,519
Institutional Class	342,218	1,026,721
Shares issued from reinvestment of distributions
A-Class	42,773	61,069
C-Class	954	1,738
P-Class	155	341
Institutional Class	12,466	21,612
Shares redeemed
A-Class	(436,239)	(949,737)
C-Class	(32,983)	(34,716)
P-Class	(2,122)	(68,344)
Institutional Class	(377,214)	(1,098,996)
Net increase (decrease) in shares	(363,499)	1,455,218

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.23	$13.12	$12.46	$12.70	$12.86	$12.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.26	.30	.30	.27	.26
Net gain (loss) on investments (realized and unrealized)	.23	.11	.70	(.24)	(.15)	.34
Total from investment operations	.35	.37	1.00	.06	.12	.60
Less distributions from:
Net investment income	(.12)	(.26)	(.30)	(.30)	(.28)	(.26)
Net realized gains	(.02)	—	(.04)	—	—	—
Total distributions	(.14)	(.26)	(.34)	(.30)	(.28)	(.26)
Net asset value, end of period	$13.44	$13.23	$13.12	$12.46	$12.70	$12.86

Total Return[c]	2.65%	2.85%	8.13%	0.44%	0.94%	4.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,434	$62,583	$42,512	$25,570	$33,515	$41,283
Ratios to average net assets:
Net investment income (loss)	1.85%	1.95%	2.31%	2.35%	2.19%	2.06%
Total expenses[d]	1.21%	1.21%	1.34%	1.30%	1.20%	1.18%
Net expenses[e,f,g]	0.80%	0.81%	0.81%	0.80%	0.82%	0.81%
Portfolio turnover rate	10%	58%	30%	13%	31%	61%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.22	$13.11	$12.45	$12.69	$12.86	$12.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.16	.21	.20	.18	.16
Net gain (loss) on investments (realized and unrealized)	.23	.11	.69	(.24)	(.17)	.35
Total from investment operations	.30	.27	.90	(.04)	.01	.51
Less distributions from:
Net investment income	(.07)	(.16)	(.20)	(.20)	(.18)	(.17)
Net realized gains	(.02)	—	(.04)	—	—	—
Total distributions	(.09)	(.16)	(.24)	(.20)	(.18)	(.17)
Net asset value, end of period	$13.43	$13.22	$13.11	$12.45	$12.69	$12.86

Total Return[c]	2.28%	2.09%	7.33%	(0.30%)	0.12%	4.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,798	$2,177	$1,981	$2,403	$3,768	$5,008
Ratios to average net assets:
Net investment income (loss)	1.10%	1.23%	1.63%	1.60%	1.44%	1.26%
Total expenses[d]	1.98%	1.97%	2.12%	2.11%	1.92%	1.89%
Net expenses[e,f,g]	1.55%	1.56%	1.56%	1.55%	1.57%	1.56%
Portfolio turnover rate	10%	58%	30%	13%	31%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.22	$13.13	$12.46	$12.70	$12.86	$12.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.26	.29	.29	.25	.26
Net gain (loss) on investments (realized and unrealized)	.24	.09	.72	(.23)	(.14)	.34
Total from investment operations	.36	.35	1.01	.06	.11	.60
Less distributions from:
Net investment income	(.12)	(.26)	(.30)	(.30)	(.27)	(.26)
Net realized gains	(.02)	—	(.04)	—	—	—
Total distributions	(.14)	(.26)	(.34)	(.30)	(.27)	(.26)
Net asset value, end of period	$13.44	$13.22	$13.13	$12.46	$12.70	$12.86

Total Return	2.73%	2.69%	8.20%	0.44%	0.89%	4.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$219	$202	$207	$37	$111	$84
Ratios to average net assets:
Net investment income (loss)	1.86%	1.96%	2.25%	2.32%	2.01%	2.00%
Total expenses[d]	1.42%	1.40%	1.55%	1.72%	1.27%	1.21%
Net expenses[e,f,g]	0.80%	0.81%	0.81%	0.80%	0.82%	0.79%
Portfolio turnover rate	10%	58%	30%	13%	31%	61%

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.23	$13.13	$12.46	$12.71	$12.87	$12.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.29	.33	.33	.30	.29
Net gain (loss) on investments (realized and unrealized)	.23	.10	.71	(.25)	(.15)	.34
Total from investment operations	.37	.39	1.04	.08	.15	.63
Less distributions from:
Net investment income	(.14)	(.29)	(.33)	(.33)	(.31)	(.29)
Net realized gains	(.02)	—	(.04)	—	—	—
Total distributions	(.16)	(.29)	(.37)	(.33)	(.31)	(.29)
Net asset value, end of period	$13.44	$13.23	$13.13	$12.46	$12.71	$12.87

Total Return	2.78%	3.03%	8.48%	0.61%	1.19%	5.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,325	$13,406	$13,970	$9,067	$15,914	$24,126
Ratios to average net assets:
Net investment income (loss)	2.10%	2.23%	2.59%	2.59%	2.43%	2.24%
Total expenses[d]	1.00%	1.00%	1.08%	1.09%	0.88%	0.84%
Net expenses[e,f,g]	0.55%	0.56%	0.56%	0.55%	0.57%	0.56%
Portfolio turnover rate	10%	58%	30%	13%	31%	61%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	—	—
C-Class	—	0.00%*	—	—	—
P-Class	—	0.00%*	—	—	0.04%
Institutional Class	—	0.00%*	—	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%
P-Class	0.80%	0.80%	0.80%	0.80%	0.80%	0.78%
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund offers R6-Class shares. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Diversified Income Fund	Diversified
High Yield Fund	Diversified
Core Bond Fund (formerly, Investment Grade Bond Fund)	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC, and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(k) Distributions

The Funds declare dividends from investment income daily, except for Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statements of Operations.

(n) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(o) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Hedge	$991,816,667	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
High Yield Fund	Income, Index exposure	$6,130,133	$—
Core Bond Fund	Income, Index exposure, Speculation	5,782,805	1,018,912

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Municipal Income Fund	Duration, Hedge	$—	$3,338,333
Core Bond Fund	Duration, Hedge	40,166,667	24,033,333

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Fund	Index Exposure	$20,583,333	$—
Core Bond Fund	Index Exposure, Speculation	15,778,333	—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$151,023	$1,852,298
Core Bond Fund	Hedge, Income	27,027,711	34,245,734

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Variation margin on interest rate swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Investments in unaffiliated issuers, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit contracts		Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
High Yield Fund	$—	$—	$—	$52,211	$52,211
Core Bond Fund	5,067,117	—	5,980,992	59,504	11,107,613
Municipal Income Fund	916,747	—	—	—	916,747

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
High Yield Fund	$—	$360,270	$—	$3,631	$363,901
Core Bond Fund	1,955,203	—	—	—	1,955,203

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. For centrally-cleared swap agreements, variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate contracts	Net change in unrealized appreciation (depreciation) on options purchased

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$1,863,488	$—	$(101,315)	$1,762,173
Core Bond Fund	(949,063)	2,735,287	2,581,841	4,331,554	8,699,619
Municipal Income Fund	(16,636)	—	—	—	(16,636)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$(420,124)	$—	$51,050	$(369,074)
Core Bond Fund	2,348,203	(1,418,425)	3,189,091	(4,286,532)	(167,663)
Municipal Income Fund	916,747	—	—	—	916,747

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$52,211	$—	$52,211	$(587)	$—	$51,624
Core Bond Fund	Forward foreign currency exchange contracts	59,504	—	59,504	—	(30,955)	28,549
Core Bond Fund	Options purchased contracts	5,980,992	—	5,980,992	—	(1,770,180)	4,210,812

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Credit Index Swap Agreements	$360,270	$—	$360,270	$—	$(360,270)	$—
	Forward foreign currency exchange contracts	3,631	—	3,631	(587)	—	3,044

[1]	Centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
High Yield Fund	BNP Paribas	Total return swap agreements	$480,000	$—
	BofA Securities, Inc.	Credit default swap agreements	—	447,953
			480,000	447,953
Core Bond Fund	BNP Paribas	Total return swap agreements	—	300,000
	BofA Securities, Inc.	Credit default swap agreements, forward foreign currency exchange contracts	—	89,239
	BofA Securities, Inc.	Futures contracts, Total return swap agreements, Options	—	414,239
	Goldman Sachs International	Total return swap agreements, Options	—	870,000
	Morgan Stanley Capital Services LLC	Options	—	533,726
			—	2,190,644
Municipal Income Fund	BofA Securities, Inc.	Interest rate swap agreements	—	41,484

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Core Bond Fund	0.39%
Municipal Income Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/22
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/22
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/22
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/22
High Yield Fund - A-Class	1.16%	11/30/12	02/01/22
High Yield Fund - C-Class	1.91%	11/30/12	02/01/22
High Yield Fund - P-Class	1.16%	05/01/15	02/01/22
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/22
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/22
Core Bond Fund - A-Class	0.79%	11/30/12	02/01/22
Core Bond Fund - C-Class	1.54%	11/30/12	02/01/22
Core Bond Fund - P-Class	0.79%	05/01/15	02/01/22
Core Bond Fund - Institutional Class	0.50%	11/30/12	02/01/22
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/22
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/22
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/22
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/22

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2021	2022	2023	2024	Total
Diversified Income Fund
A-Class	$4,364	$4,237	$7,853	$4,168	$20,622
C-Class	4,566	14,152	13,188	3,107	35,013
P-Class	4,015	3,371	3,667	1,990	13,043
Institutional Class	170,720	148,929	161,912	89,198	570,759
High Yield Fund
A-Class	—	—	—	—	—
C-Class	—	—	—	—	—
P-Class	7,336	1,761	1,010	26	10,133
Institutional Class	—	—	—	—	—
R6-Class	—	—	—	—	—
Core Bond Fund
A-Class	124,974	114,831	101,962	68,842	410,609
C-Class	38,385	23,323	20,037	12,779	94,524
P-Class	37,885	66,557	60,229	34,562	199,233
Institutional Class	143,695	535,891	633,157	655,876	1,968,619
Municipal Income Fund
A-Class	94,684	153,746	194,998	124,843	568,271
C-Class	11,544	11,587	8,471	4,388	35,990
P-Class	472	838	1,347	621	3,278
Institutional Class	42,933	58,964	57,034	32,341	191,272

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2021, GI recouped amounts from the Funds as follows:

High Yield Fund	$15,365
Core Bond Fund	1,781

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$18,260
High Yield Fund	14,168

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2021, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	94%

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2021, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at March 31, 2021	Average Balance Outstanding	Average Interest Rate
High Yield Fund	140	$627,198	$16,775,026	0.45%
Core Bond Fund	175	14,964,175	29,730,411	0.16%

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse repurchase agreements	$627,198	$—	$627,198	$(627,198)	$—	$—
Core Bond Fund	Reverse repurchase agreements	14,964,175	—	14,964,175	(14,964,175)	—	—

As of March 31, 2021, the High Yield Fund and the Core Bond Fund had $627,198 and $14,964,175, respectively, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
High Yield Fund	BNP Paribas	(0.10%)	Open Maturity	$627,198
Core Bond Fund	Barclay’s Capital, Inc.	(0.34%) - (0.35%)	04/01/21	$12,405,940
	BMO Capital Markets Corp.	(0.20%)	04/01/21	2,558,235
				$14,964,175

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and Continuous	Up to 30 days	Total
High Yield Fund	Corporate Bonds	$627,198	$—	$627,198
Gross amount of recoginized liabilities for reverse repurchased agreements		$627,198	$—	$627,198

Core Bond Fund	Treasury Notes	$—	$14,964,175	$14,964,175
Gross amount of recoginized liabilities for reverse repurchased agreements		$—	$14,964,175	$14,964,175

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Diversified Income Fund	$6,561,122	$730,888	$(2,292)	$728,596
High Yield Fund	388,433,374	10,925,136	(6,245,808)	4,679,328
Core Bond Fund	1,622,903,062	46,315,814	(27,518,637)	18,797,177
Municipal Income Fund	72,818,236	4,493,473	(283,705)	4,209,768

Note 8 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$1,463,704	$1,305,506
High Yield Fund	182,406,068	198,639,866
Core Bond Fund	552,063,356	535,439,994
Municipal Income Fund	8,782,276	7,065,301

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Core Bond Fund	$76,737,341	$84,097,063

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
High Yield Fund	$—	$91,275,843	$4,673,485
Core Bond Fund	14,925,542	55,154,649	3,237,486

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of March 31, 2021. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The unfunded loan commitments as of March 31, 2021, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	Aspect Software, Inc.	07/15/23	$91,145	$706
	CCC Information Services, Inc.	04/27/22	750,000	1,072
	HAH Group Holding Co. LLC	10/29/27	145,000	2,039
	National Mentor Holdings, Inc.	02/18/28	80,000	394
	Peraton Corp.	02/22/28	828,970	4,086
	SCP Eye Care Services LLC	03/11/28	188,352	236
			$2,083,467	$8,533
Core Bond Fund
	CTL Logistics	08/10/42	$357,219	$25,783
	HAH Group Holding Co. LLC	10/29/27	130,000	1,828
	Service Logic Acquisition, Inc.	10/22/27	167,463	1,571
	Southern Veterinary Partners LLC	10/05/27	181,818	1,692
	Venture Global Calcasieu Pass LLC	08/19/26	877,216	48,247
			$1,713,716	$79,121

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund
	Basic Energy Services, Inc.
	10.75% due 10/15/23	09/25/18	$1,216,967	$245,000
	Mirabela Nickel Ltd.
	9.50% due 06/24/19[1]	12/31/13	252,369	11,125
			$1,469,336	$256,125
Core Bond Fund	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	$1,024,079	$1,063,698
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[2]	05/09/14	20,019	20,622
	Putnam Structured Product Funding Ltd.
	2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3]	06/01/16	36,333	38,799
	Station Place Securitization Trust
	2020-WL1, 2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/25/51[3]	07/15/20	1,000,000	1,000,000
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	414,435	333,151
			$2,494,866	$2,456,270

[1]	Security is in default of interest and/or principal obligations.
[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 13 – Subsequent Events

Investment Grade Bond Fund Name Change

On April 23, 2021, the name of the Fund changed to Guggenheim Core Bond Fund. This name change did not result in changes to the Fund’s investment objective, principal investment strategies or principal risks.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events other than the one disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim SMid Cap Value Fund

GuggenheimInvestments.com	SBMCV-SEMI-0321x0921

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
GUGGENHEIM SMID CAP VALUE FUND	8
NOTES TO FINANCIAL STATEMENTS	23
OTHER INFORMATION	32
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	33
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	40

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim SMid Cap Value Fund (the “Fund” for the semi-annual period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

The SMid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 19.07% as the equity market continued to climb after the sharp selloff following the outbreak of COVID-19 in March 2020. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the six-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.20%	45.64%	$ 1,000.00	$ 1,456.40	$ 7.35
C-Class	2.01%	45.03%	1,000.00	1,450.30	12.28
P-Class	1.29%	45.63%	1,000.00	1,456.30	7.90
Institutional Class	1.03%	45.74%	1,000.00	1,457.40	6.31

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.20%	5.00%	$ 1,000.00	$ 1,018.95	$ 6.04
C-Class	2.01%	5.00%	1,000.00	1,014.91	10.10
P-Class	1.29%	5.00%	1,000.00	1,018.50	6.49
Institutional Class	1.03%	5.00%	1,000.00	1,019.80	5.19

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

GUGGENHEIM SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	January 3, 2020

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	2.6%
Bunge Ltd.	2.3%
Voya Financial, Inc.	2.2%
First Horizon Corp.	2.2%
Pinnacle Financial Partners, Inc.	2.2%
Synovus Financial Corp.	2.0%
Alleghany Corp.	1.9%
Evolent Health, Inc. — Class A	1.7%
LKQ Corp.	1.6%
MDU Resources Group, Inc.	1.6%
Top Ten Total	20.3%

“Ten Largest Holdings” excludes any temporary cash investments.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	45.64%	77.46%	12.90%	8.97%
A-Class Shares with sales charge‡	38.72%	68.99%	11.80%	8.44%
C-Class Shares	45.03%	76.03%	11.99%	8.14%
C-Class Shares with CDSC§	44.03%	75.03%	11.99%	8.14%
Institutional Class Shares[1]	45.74%	77.67%	13.15%	9.30%
Russell 2500 Value Index	50.13%	87.47%	12.15%	10.23%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	45.63%	77.34%	12.87%	10.13%
Russell 2500 Value Index	50.13%	87.47%	12.15%	9.35%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

The Institutional Class shares commenced operations on January 3, 2020 in connection with the reorganization of the SMid Cap Value Institutional Fund. The performance of the Institutional Class shares of the Fund for periods prior to January 3, 2020 reflects the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns for the SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 95.5%

Financial - 26.0%
Voya Financial, Inc.	156,188	$9,939,804
First Horizon Corp.	574,471	9,714,305
Pinnacle Financial Partners, Inc.	108,970	9,661,280
Synovus Financial Corp.	196,044	8,969,013
Alleghany Corp.*	13,849	8,673,490
Physicians Realty Trust REIT	382,791	6,763,917
BOK Financial Corp.	61,596	5,501,755
Alexandria Real Estate Equities, Inc. REIT	33,157	5,447,695
Axis Capital Holdings Ltd.	107,781	5,342,704
VICI Properties, Inc. REIT	165,679	4,678,775
Radian Group, Inc.	190,807	4,436,263
Stifel Financial Corp.	61,030	3,909,582
Hilltop Holdings, Inc.	114,190	3,897,305
Sun Communities, Inc. REIT	24,554	3,684,082
KeyCorp	168,845	3,373,523
Zions Bancorp North America	60,843	3,343,931
Heritage Insurance Holdings, Inc.	280,423	3,107,087
Apple Hospitality REIT, Inc.	191,498	2,790,126
Medical Properties Trust, Inc. REIT	124,560	2,650,637
Park Hotels & Resorts, Inc. REIT*	119,020	2,568,451
Heartland Financial USA, Inc.	48,817	2,453,542
Old Republic International Corp.	109,037	2,381,368
Gaming and Leisure Properties, Inc. REIT	46,248	1,962,303
UMB Financial Corp.	10,797	996,887
Total Financial		116,247,825

Industrial - 18.4%
MDU Resources Group, Inc.	224,339	7,091,356
Jacobs Engineering Group, Inc.	45,754	5,914,620
Knight-Swift Transportation Holdings, Inc.	113,408	5,453,791
Graphic Packaging Holding Co.	279,720	5,079,715
Rexnord Corp.	102,246	4,814,764
PGT Innovations, Inc.*	186,565	4,710,766
Plexus Corp.*	50,906	4,675,207
Johnson Controls International plc	76,754	4,579,911
Valmont Industries, Inc.	18,655	4,433,734
Altra Industrial Motion Corp.	75,605	4,182,469
Colfax Corp.*	93,835	4,110,911
EnerSys	43,436	3,943,989
Owens Corning	32,815	3,021,934
Curtiss-Wright Corp.	25,342	3,005,561
Kirby Corp.*	47,573	2,867,700
Kennametal, Inc.	66,439	2,655,567
Terex Corp.	55,895	2,575,083
GATX Corp.	27,068	2,510,286
Energizer Holdings, Inc.	44,336	2,104,186
Park Aerospace Corp.	143,193	1,893,011
Schneider National, Inc. — Class B	65,740	1,641,528
Howmet Aerospace, Inc.*	37,205	1,195,397
Total Industrial		82,461,486

Consumer, Cyclical - 14.4%
LKQ Corp.*	169,119	7,158,807
Kohl’s Corp.	96,304	5,740,681

10 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
SMID CAP VALUE FUND

	Shares	Value
Alaska Air Group, Inc.*	75,819	$5,247,433
MSC Industrial Direct Company, Inc. — Class A	52,550	4,739,484
PVH Corp.*	42,818	4,525,863
Ralph Lauren Corp. — Class A*	31,603	3,892,225
Penske Automotive Group, Inc.	45,617	3,660,308
Lear Corp.	17,436	3,160,275
Abercrombie & Fitch Co. — Class A*	88,592	3,039,592
Dick’s Sporting Goods, Inc.	37,038	2,820,444
Urban Outfitters, Inc.*	74,659	2,776,568
DR Horton, Inc.	29,990	2,672,709
Methode Electronics, Inc.	62,648	2,629,963
Big Lots, Inc.	34,877	2,382,099
Skechers USA, Inc. — Class A*	55,597	2,318,951
Movado Group, Inc.	80,698	2,295,858
Avient Corp.	47,702	2,254,874
Dana, Inc.	91,572	2,227,947
Lakeland Industries, Inc.*	39,658	1,104,872
Total Consumer, Cyclical		64,648,953

Consumer, Non-cyclical - 10.6%
Bunge Ltd.	128,258	10,167,012
Encompass Health Corp.	72,511	5,938,651
Sabre Corp.*	353,636	5,237,349
Central Garden & Pet Co. — Class A*	100,456	5,212,662
Emergent BioSolutions, Inc.*	53,452	4,966,225
US Foods Holding Corp.*	104,944	4,000,465
Integer Holdings Corp.*	40,418	3,722,498
Ingredion, Inc.	39,597	3,560,562
Tyson Foods, Inc. — Class A	31,731	2,357,614
J M Smucker Co.	18,610	2,354,723
Total Consumer, Non-cyclical		47,517,761

Basic Materials - 8.7%
Huntsman Corp.	221,662	6,390,515
Ashland Global Holdings, Inc.	64,211	5,700,011
Reliance Steel & Aluminum Co.	36,971	5,630,313
Westlake Chemical Corp.	59,218	5,257,966
Commercial Metals Co.	139,802	4,311,494
Nucor Corp.	39,296	3,154,290
Olin Corp.	80,246	3,046,941
Element Solutions, Inc.	156,948	2,870,579
Kraton Corp.*	69,755	2,552,335
Total Basic Materials		38,914,444

Technology - 5.3%
Evolent Health, Inc. — Class A*	384,621	7,769,344
Qorvo, Inc.*	28,398	5,188,315
Parsons Corp.*	88,946	3,596,976
Skyworks Solutions, Inc.	19,123	3,508,688
Science Applications International Corp.	31,711	2,650,722
DXC Technology Co.*	36,249	1,133,144
Total Technology		23,847,189

Energy - 4.6%
Pioneer Natural Resources Co.	72,588	11,528,426
Patterson-UTI Energy, Inc.	668,139	4,763,831
Range Resources Corp.*	418,464	4,322,733

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
SMID CAP VALUE FUND

	Shares	Value
HydroGen Corp.*,†††,1	1,265,700	$2
Total Energy		20,614,992

Utilities - 4.5%
Avista Corp.	79,710	3,806,153
Black Hills Corp.	54,696	3,652,052
Southwest Gas Holdings, Inc.	50,360	3,460,235
Pinnacle West Capital Corp.	42,487	3,456,317
Spire, Inc.	42,220	3,119,636
Edison International	44,188	2,589,417
Total Utilities		20,083,810

Communications - 3.0%
Infinera Corp.*	668,796	6,440,506
Viavi Solutions, Inc.*	282,669	4,437,903
Ciena Corp.*	43,648	2,388,419
Total Communications		13,266,828

Total Common Stocks
(Cost $317,411,983)		427,603,288

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	1,652,084	2,412
Total Convertible Preferred Stocks
(Cost $1,577,634)		2,412

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.	516,551	449,399
Total Rights
(Cost $—)		449,399

MONEY MARKET FUND† - 4.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	18,063,897	18,063,897
Total Money Market Fund
(Cost $18,063,897)		18,063,897

Total Investments - 99.6%
(Cost $337,053,514)		$446,118,996
Other Assets & Liabilities, net - 0.4%		1,822,804
Total Net Assets - 100.0%		$447,941,800

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of March 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$427,603,286	$—	$2	$427,603,288
Convertible Preferred Stocks	—	—	2,412	2,412
Rights	449,399	—	—	449,399
Money Market Fund	18,063,897	—	—	18,063,897
Total Assets	$446,116,582	$—	$2,414	$446,118,996

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Common Stock
HydroGen Corp.*	$2	$—	$—	$—	$—	$2	1,265,700	$—

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SMID CAP VALUE FUND

March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $337,050,983)	$446,118,994
Investments in affiliated issuers, at value (cost $2,531)	2
Prepaid expenses	46,068
Receivables:
Securities sold	3,956,959
Dividends	773,608
Fund shares sold	225,785
Foreign tax reclaims	302
Interest	102
Total assets	451,121,820

Liabilities:
Payable for:
Fund shares redeemed	1,494,473
Securities purchased	1,152,925
Management fees	268,655
Distribution and service fees	83,230
Fund accounting/administration fees	27,778
Transfer agent/maintenance fees	20,245
Trustees’ fees*	1,437
Due to Investment Adviser	733
Miscellaneous	130,544
Total liabilities	3,180,020
Net assets	$447,941,800

Net assets consist of:
Paid in capital	$320,614,413
Total distributable earnings (loss)	127,327,387
Net assets	$447,941,800

A-Class:
Net assets	$334,443,895
Capital shares outstanding	8,740,381
Net asset value per share	$38.26
Maximum offering price per share (Net asset value divided by 95.25%)	$40.17

C-Class:
Net assets	$12,340,632
Capital shares outstanding	491,188
Net asset value per share	$25.12

P-Class:
Net assets	$7,517,620
Capital shares outstanding	198,115
Net asset value per share	$37.95

Institutional Class:
Net assets	$93,639,653
Capital shares outstanding	7,494,810
Net asset value per share	$12.49

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
SMID CAP VALUE FUND

Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$3,867,834
Interest	216
Total investment income	3,868,050

Expenses:
Management fees	1,466,291
Distribution and service fees:
A-Class	366,699
C-Class	73,276
P-Class	8,921
Transfer agent/maintenance fees:
A-Class	102,224
C-Class	11,545
P-Class	2,497
Institutional Class	40,172
Fund accounting/administration fees	136,413
Professional fees	35,420
Trustees’ fees*	13,179
Line of credit fees	6,047
Custodian fees	4,950
Miscellaneous	97,295
Recoupment of previously waived fees:
C-Class	188
P-Class	2,908
Institutional	30
Total expenses	2,368,055
Less:
Expenses reimbursed by Adviser:
A-Class	(9,671)
C-Class	(2,367)
P-Class	(6)
Institutional Class	(14,930)
Expenses waived by Adviser	(103)
Earnings credits applied	(7)
Total waived/reimbursed expenses	(27,084)
Net expenses	2,340,971
Net investment income	1,527,079

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$24,563,539
Net realized gain	24,563,539
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	117,846,919
Net change in unrealized appreciation (depreciation)	117,846,919
Net realized and unrealized gain	142,410,458
Net increase in net assets resulting from operations	$143,937,537

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,527,079	$5,810,547
Net realized gain (loss) on investments	24,563,539	(3,604,141)
Net change in unrealized appreciation (depreciation) on investments	117,846,919	(48,873,555)
Net increase (decrease) in net assets resulting from operations	143,937,537	(46,667,149)

Distributions to shareholders:
A-Class	—	(13,545,510)
C-Class	—	(1,423,333)
P-Class	—	(560,321)
Return of capital
A-Class	—	(423,603)
C-Class	—	(33,103)
P-Class	—	(16,100)
Total distributions to shareholders	—	(16,001,970)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,719,806	17,615,688
C-Class	422,874	594,137
P-Class	428,981	574,319
Institutional Class	17,291,825	33,393,908 *
Distributions reinvested
A-Class	—	13,561,746
C-Class	—	1,311,431
P-Class	—	576,421
Institutional Class	—	— *
Net proceeds from the issuance of shares due to merger[a]	—	66,601,569 *
Cost of shares redeemed
A-Class	(29,243,290)	(80,108,800)
C-Class	(7,959,048)	(14,705,656)
P-Class	(3,272,567)	(5,966,542)
Institutional Class	(12,176,788)	(26,177,847)*
Net increase (decrease) from capital share transactions	(21,788,207)	7,270,374
Net increase (decrease) in net assets	122,149,330	(55,398,745)

Net assets:
Beginning of period	325,792,470	381,191,215
End of period	$447,941,800	$325,792,470

16 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
SMID CAP VALUE FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	363,458	668,823
C-Class	18,835	30,801
P-Class	12,085	21,752
Institutional Class	1,538,147	3,796,574 *
Shares issued from reinvestment of distributions
A-Class	—	433,009
C-Class	—	63,136
P-Class	—	18,546
Issuance of shares due to merger[a]	—	6,532,159
Shares redeemed
A-Class	(876,305)	(2,853,016)
C-Class	(352,014)	(793,779)
P-Class	(107,964)	(214,531)
Institutional Class	(1,135,761)	(3,236,309)*
Net increase (decrease) in shares	(539,519)	4,467,165

*	Since commencement of operations, as of the close of business January 3, 2020.
[a]	Fund merger — See Note 7.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$26.27	$30.52	$36.20	$35.37	$30.27	$30.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.46	.22	.06	.03	.30
Net gain (loss) on investments (realized and unrealized)	11.86	(3.37)	(1.89)	3.37	6.09	3.95
Total from investment operations	11.99	(2.91)	(1.67)	3.43	6.12	4.25
Less distributions from:
Net investment income	—	(.26)	(.03)	—	(.37)	—
Net realized gains	—	(1.04)	(3.98)	(2.60)	(.65)	(4.84)
Return of capital	—	(.04)	—	—	—	—
Total distributions	—	(1.34)	(4.01)	(2.60)	(1.02)	(4.84)
Net asset value, end of period	$38.26	$26.27	$30.52	$36.20	$35.37	$30.27

Total Return[c]	45.64%	(10.25%)	(2.51%)	10.05%	20.62%	15.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$334,444	$243,072	$335,806	$392,495	$396,408	$407,883
Ratios to average net assets:
Net investment income (loss)	0.78%	1.64%	0.72%	0.17%	0.11%	1.04%
Total expenses[d]	1.20%	1.25%	1.23%	1.26%	1.27%	1.49%
Net expenses[e,f,g]	1.20%	1.24%	1.23%	1.26%	1.27%	1.49%
Portfolio turnover rate	14%	41%	45%	54%	55%	52%

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$17.32	$20.48	$26.05	$26.33	$22.78	$24.54
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.16	(.02)	(.17)	(.17)	.06
Net gain (loss) on investments (realized and unrealized)	7.81	(2.22)	(1.57)	2.49	4.55	3.02
Total from investment operations	7.80	(2.06)	(1.59)	2.32	4.38	3.08
Less distributions from:
Net investment income	—	(.03)	—	—	(.18)	—
Net realized gains	—	(1.04)	(3.98)	(2.60)	(.65)	(4.84)
Return of capital	—	(.03)	—	—	—	—
Total distributions	—	(1.10)	(3.98)	(2.60)	(.83)	(4.84)
Net asset value, end of period	$25.12	$17.32	$20.48	$26.05	$26.33	$22.78

Total Return[c]	45.03%	(10.95%)	(3.35%)	9.22%	19.63%	14.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,341	$14,276	$31,221	$52,996	$87,508	$98,176
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.86%	(0.11%)	(0.65%)	(0.68%)	0.27%
Total expenses[d]	2.04%	2.14%	2.07%	2.03%	2.07%	2.27%
Net expenses[e,f,g]	2.01%	2.07%	2.06%	2.03%	2.06%	2.27%
Portfolio turnover rate	14%	41%	45%	54%	55%	52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$26.06	$30.25	$35.94	$35.15	$30.18	$30.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.46	.19	.05	.01	.14
Net gain (loss) on investments (realized and unrealized)	11.79	(3.37)	(1.88)	3.34	6.08	4.11
Total from investment operations	11.89	(2.91)	(1.69)	3.39	6.09	4.25
Less distributions from:
Net investment income	—	(.20)	(.02)	—	(.47)	—
Net realized gains	—	(1.04)	(3.98)	(2.60)	(.65)	(4.84)
Return of capital	—	(.04)	—	—	—	—
Total distributions	—	(1.28)	(4.00)	(2.60)	(1.12)	(4.84)
Net asset value, end of period	$37.95	$26.06	$30.25	$35.94	$35.15	$30.18

Total Return	45.63%	(10.30%)	(2.61%)	10.03%	20.57%	15.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,518	$7,662	$14,165	$19,889	$22,203	$3,423
Ratios to average net assets:
Net investment income (loss)	0.64%	1.64%	0.63%	0.13%	0.02%	0.48%
Total expenses[d]	1.29%	1.33%	1.35%	1.35%	1.25%	1.32%
Net expenses[e,f,g]	1.29%	1.31%	1.32%	1.28%	1.23%	1.32%
Portfolio turnover rate	14%	41%	45%	54%	55%	52%

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020[h]
Per Share Data
Net asset value, beginning of period	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.11
Net gain (loss) on investments (realized and unrealized)	3.87	(1.74)
Total from investment operations	3.92	(1.63)
Net asset value, end of period	$12.49	$8.57

Total Return	45.74%	(15.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,640	$60,783
Ratios to average net assets:
Net investment income (loss)	0.97%	1.87%
Total expenses[d]	1.07%	1.09%
Net expenses[e,f,g]	1.03%	1.03%
Portfolio turnover rate	14%	41%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.19%	1.24%	1.23%	1.26%	1.25%
C-Class	2.01%	2.07%	2.06%	2.03%	2.04%
P-Class	1.28%	1.30%	1.32%	1.28%	1.21%
Institutional Class	1.03%	1.03%[h]	N/A	N/A	N/A

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	0.00%*	0.01%	0.00%*
C-Class	0.00%*	0.00%*	0.01%	0.01%	0.00%*
P-Class	0.08%	0.01%	0.04%	0.04%	0.00%*
Institutional Class	0.00%*	0.00%*	N/A	N/A	N/A

*	Less than 0.01%
[h]	Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Guggenheim SMid Cap Value Fund (the “Fund”), a diversified investment company. At March 31, 2021, A-Class, C-Class, P-Class and Instiutional Class shares have been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD or the “Distributor”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statement of Operations.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.30%[1]	01/03/20	02/01/22
C-Class	2.05%[1]	01/03/20	02/01/22
P-Class	1.30%[1]	01/03/20	02/01/22
Institutional Class	1.05%[1]	01/03/20	02/01/22

[1]	Prior to January 3, 2020, the expense limit for A-Class, C-Class and P-Class shares of the Fund was 1.42%, 2.12% and 1.32%, respectively.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	2021	2022	2023	2024	Fund Total
A-Class	$—	$—	$19,600	$9,774	$29,374
C-Class	—	1,152	15,935	2,367	19,454
P-Class	—	3,297	2,961	6	6,264
Institutional Class	—	—	26,262	14,930	41,192

During the period ended March 31, 2021, GI recouped $3,126 from the Fund.

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation
$337,327,087	$116,056,420	$(7,264,511)	$108,791,909

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$52,090,795	$90,074,437

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Merger

Effective on the close of business January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (the “Acquired Fund”) reorganized with and into newly formed Institutional Class shares of the Fund (the “Acquiring Fund”). The purpose of the reorganization was to combine two funds managed by GI with comparable investment objectives and strategies. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value.

In the merger, shareholders of the Acquired Fund received newly issued shares of the Acquiring Fund’s Institutional Class shares, having a NAV equal to the NAV of their holdings of the Acquired Fund’s shares as determined at the close of business on January 3, 2020, which was $10.20. Accordingly, shareholders received the same number of shares of the newly created Institutional Class of the Acquiring Fund with an equivalent value to shares of the Acquired Fund held immediately prior to the merger. As such, no share ratio conversions were required to effect this merger. Relevant details pertaining to the merger as of January 3, 2020 are as follows:

	Acquired Fund Shares prior to reorganization	Institutional Class Shares issued by Acquiring Fund	Net Assets
Acquiring Fund			$381,345,573
Acquired Fund	6,532,159	6,532,159	66,601,569
			$447,947,142

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the merger, is as follows:

Cost of investments	$61,009,544
Fair value of investments	$66,604,886
Net unrealized appreciation (depreciation) on investments	$5,595,342

Cost and Expenses

The Investment Adviser agreed to cover all costs and expenses associated with the merger (“merger fees”). No merger fees were borne by the Acquired Fund or the Acquiring Fund.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Pro Forma Results of Operations

Assuming the acquisition had been completed on October 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended September 30, 2020, would be as follows:

SMid Cap Value Fund
Net investment income (loss)	$6,013,737
Net realized and unrealized gains (loss)	$(48,729,551)
Change in net assets resulting from operations	$(42,715,814)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Guggenheim SMid Cap Value Institutional Fund that have been included in the Fund’s Statement of Operations since January 3, 2020.

Note 8 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 9 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes.

You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Capital Stewardship Fund

GuggenheimInvestments.com	CSF-SEMI-0321x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	14
OTHER INFORMATION	18
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	19
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	24

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the semi-annual period ended March 31, 2021.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,
Guggenheim Partners Investment Management, LLC
April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 19.07% as the equity market continued to climb after the sharp selloff following the outbreak of COVID-19 in March 2020. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the six-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund	1.02%	19.82%	$ 1,000.00	$ 1,198.20	$ 5.59

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund	1.02%	5.00%	$ 1,000.00	$ 1,019.85	$ 5.14

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.3%
Amazon.com, Inc.	4.0%
Microsoft Corp.	3.9%
Alphabet, Inc. — Class A	2.3%
Facebook, Inc. — Class A	2.1%
Accenture plc — Class A	1.7%
Bristol-Myers Squibb Co.	1.6%
Cisco Systems, Inc.	1.4%
Bank of America Corp.	1.4%
MetLife, Inc.	1.4%
Top Ten Total	24.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund	19.82%	54.72%	14.42%	11.78%
S&P 500 Index	19.07%	56.35%	16.29%	13.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 101.5%

Technology - 23.7%
Apple, Inc.	83,676	$10,221,024
Microsoft Corp.	39,226	9,248,314
Accenture plc — Class A	14,704	4,061,980
International Business Machines Corp.	24,205	3,225,558
NVIDIA Corp.	5,991	3,198,775
salesforce.com, Inc.*	14,364	3,043,301
Intel Corp.	40,767	2,609,088
Micron Technology, Inc.*	28,382	2,503,576
Advanced Micro Devices, Inc.*	26,501	2,080,328
Cognizant Technology Solutions Corp. — Class A	26,553	2,074,320
Dell Technologies, Inc. — Class C*	17,860	1,574,359
ON Semiconductor Corp.*	33,026	1,374,212
HP, Inc.	39,720	1,261,110
Oracle Corp.	16,710	1,172,541
Twilio, Inc. — Class A*	3,307	1,126,893
Citrix Systems, Inc.	6,761	948,974
Fiserv, Inc.*	7,845	933,869
Texas Instruments, Inc.	4,809	908,853
Take-Two Interactive Software, Inc.*	4,119	727,827
QUALCOMM, Inc.	5,269	698,617
Science Applications International Corp.	7,822	653,841
Applied Materials, Inc.	4,346	580,625
Leidos Holdings, Inc.	5,867	564,875
RingCentral, Inc. — Class A*	1,589	473,331
Akamai Technologies, Inc.*	3,911	398,531
RealPage, Inc.*	2,933	255,758
Adobe, Inc.*	484	230,079
Total Technology		56,150,559

Consumer, Non-cyclical - 23.6%
Bristol-Myers Squibb Co.	59,219	3,738,496
CVS Health Corp.	39,153	2,945,480
Johnson & Johnson	17,635	2,898,313
Gilead Sciences, Inc.	43,737	2,826,722
AbbVie, Inc.	24,160	2,614,595
Molson Coors Beverage Co. — Class B*	49,493	2,531,567
Pfizer, Inc.	67,853	2,458,314
Merck & Company, Inc.	29,347	2,262,360
Amgen, Inc.	8,565	2,131,058
Humana, Inc.	5,048	2,116,374
Kroger Co.	51,589	1,856,688
Square, Inc. — Class A*	7,441	1,689,479
Vertex Pharmaceuticals, Inc.*	7,672	1,648,636
Procter & Gamble Co.	11,350	1,537,130
Anthem, Inc.	4,121	1,479,233
McKesson Corp.	7,555	1,473,527
UnitedHealth Group, Inc.	3,536	1,315,639
Quest Diagnostics, Inc.	9,579	1,229,369
Viatris, Inc.*	80,193	1,120,296
United Rentals, Inc.*	3,352	1,103,847
Boston Scientific Corp.*	26,694	1,031,723
J M Smucker Co.	7,696	973,775
Cigna Corp.	3,884	938,918
Biogen, Inc.*	3,354	938,281
Medtronic plc	7,820	923,777
Abbott Laboratories	7,260	870,038
Kraft Heinz Co.	21,589	863,560
Campbell Soup Co.	15,292	768,729
Becton Dickinson and Co.	3,085	750,118
Thermo Fisher Scientific, Inc.	1,621	739,792
Colgate-Palmolive Co.	9,166	722,556
Regeneron Pharmaceuticals, Inc.*	1,527	722,485
Coca-Cola Co.	11,633	613,175
Laboratory Corporation of America Holdings*	2,259	576,113
Eli Lilly & Co.	3,080	575,406
General Mills, Inc.	9,165	561,998
Kellogg Co.	8,230	520,959
PayPal Holdings, Inc.*	2,075	503,893
Bio-Rad Laboratories, Inc. — Class A*	786	448,940
Mondelez International, Inc. — Class A	7,575	443,365
Kimberly-Clark Corp.	2,958	411,310
Illumina, Inc.*	638	245,030
Total Consumer, Non-cyclical		56,121,064

Communications - 16.6%
Amazon.com, Inc.*	3,082	9,535,955
Alphabet, Inc. — Class A*	2,689	5,546,116
Facebook, Inc. — Class A*	16,940	4,989,338
Cisco Systems, Inc.	66,025	3,414,153
Netflix, Inc.*	6,033	3,147,175
Verizon Communications, Inc.	31,081	1,807,360
eBay, Inc.	28,955	1,773,204
Comcast Corp. — Class A	28,552	1,544,949
AT&T, Inc.	47,192	1,428,502
Arista Networks, Inc.*	3,929	1,186,126
Okta, Inc.*	4,572	1,007,806
F5 Networks, Inc.*	4,761	993,240
Discovery, Inc. — Class C*	24,354	898,419
Omnicom Group, Inc.	9,232	684,553
Motorola Solutions, Inc.	3,230	607,401
Discovery, Inc. — Class A*	10,325	448,724
Walt Disney Co.*	2,329	429,747
Total Communications		39,442,768

Consumer, Cyclical - 12.2%
Best Buy Company, Inc.	24,471	2,809,515
Lowe’s Companies, Inc.	13,205	2,511,327
Home Depot, Inc.	7,304	2,229,546
Cummins, Inc.	6,724	1,742,256
Whirlpool Corp.	7,573	1,668,711
Kohl’s Corp.	27,566	1,643,209
Lear Corp.	8,388	1,520,325
AutoZone, Inc.*	1,022	1,435,195
General Motors Co.*	22,793	1,309,686
NIKE, Inc. — Class B	9,722	1,291,956
Walgreens Boots Alliance, Inc.	21,836	1,198,796
PACCAR, Inc.	12,610	1,171,721
Southwest Airlines Co.*	18,784	1,146,951
Domino’s Pizza, Inc.	3,083	1,133,897

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
CAPITAL STEWARDSHIP FUND

	Shares	Value
BorgWarner, Inc.	24,211	$1,122,422
Tesla, Inc.*	1,470	981,857
WW Grainger, Inc.	2,370	950,204
Ulta Beauty, Inc.*	2,637	815,281
Walmart, Inc.	5,938	806,559
VF Corp.	7,755	619,780
Tractor Supply Co.	2,653	469,793
Pool Corp.	983	339,371
Total Consumer, Cyclical		28,918,358

Financial - 11.1%
Bank of America Corp.	87,705	3,393,306
MetLife, Inc.	54,179	3,293,541
Citigroup, Inc.	38,346	2,789,672
Prudential Financial, Inc.	25,660	2,337,626
Allstate Corp.	18,939	2,176,091
Hartford Financial Services Group, Inc.	30,813	2,058,000
Progressive Corp.	17,247	1,648,986
Bank of New York Mellon Corp.	27,784	1,313,905
U.S. Bancorp	22,573	1,248,513
Mastercard, Inc. — Class A	3,488	1,241,903
Visa, Inc. — Class A	4,958	1,049,757
JPMorgan Chase & Co.	5,658	861,317
Aflac, Inc.	13,723	702,343
Jones Lang LaSalle, Inc.*	2,947	527,631
State Street Corp.	4,889	410,725
PNC Financial Services Group, Inc.	2,291	401,864
Morgan Stanley	4,303	334,171
Northern Trust Corp.	2,933	308,288
CyrusOne, Inc. REIT	2,933	198,623
Total Financial		26,296,262

Industrial - 8.2%
3M Co.	16,593	3,197,139
Oshkosh Corp.	22,178	2,631,641
Expeditors International of Washington, Inc.	12,730	1,370,894
FedEx Corp.	4,726	1,342,373
Ryder System, Inc.	17,407	1,316,839
Union Pacific Corp.	5,600	1,234,296
Raytheon Technologies Corp.	15,852	1,224,884
Caterpillar, Inc.	5,201	1,205,956
CH Robinson Worldwide, Inc.	9,825	937,600
Parker-Hannifin Corp.	2,927	923,264
Owens Corning	9,666	890,142
Norfolk Southern Corp.	2,931	787,032
Stanley Black & Decker, Inc.	3,447	688,262
Avnet, Inc.	15,668	650,379
United Parcel Service, Inc. — Class B	3,696	628,283
Emerson Electric Co.	5,591	504,420
Total Industrial		19,533,404

Basic Materials - 3.1%
Steel Dynamics, Inc.	30,550	1,550,718
FMC Corp.	10,857	1,200,893
Celanese Corp. — Class A	7,908	1,184,697
Axalta Coating Systems Ltd.*	37,800	1,118,124
International Flavors & Fragrances, Inc.	6,719	938,040
Newmont Corp.	13,394	807,256
Eastman Chemical Co.	5,335	587,490
Total Basic Materials		7,387,218

Energy - 2.2%
ONEOK, Inc.	23,797	1,205,556
Chevron Corp.	11,277	1,181,717
SolarEdge Technologies, Inc.*	3,774	1,084,799
First Solar, Inc.*	11,747	1,025,513
Equities Corp.*	39,111	726,682
Total Energy		5,224,267

Utilities - 0.8%
Exelon Corp.	26,159	1,144,195
Consolidated Edison, Inc.	11,050	826,540
Total Utilities		1,970,735

Total Common Stocks
(Cost $198,957,983)		241,044,635

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	4,956	1,964,212
Total Exchange-Traded Funds
(Cost $1,888,425)		1,964,212

MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	828,605	828,605
Total Money Market Fund
(Cost $828,605)		828,605

Total Investments - 102.6%
(Cost $201,675,013)		$243,837,452
Other Assets & Liabilities, net - (2.6)%		(6,224,881)
Total Net Assets - 100.0%		$237,612,571

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$241,044,635	$—	$—	$241,044,635
Exchange-Traded Funds	1,964,212	—	—	1,964,212
Money Market Fund	828,605	—	—	828,605
Total Assets	$243,837,452	$—	$—	$243,837,452

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments, at value (cost $201,675,013)	$243,837,452
Prepaid expenses	4,890
Receivables:
Dividends	188,817
Interest	7
Total assets	244,031,166

Liabilities:
Overdraft due to custodian bank	6,854
Payable for:
Fund shares redeemed	6,184,107
Management fees	181,919
Fund accounting/administration fees	16,462
Transfer agent/maintenance fees	2,470
Trustees’ fees*	700
Miscellaneous	26,083
Total liabilities	6,418,595
Net assets	$237,612,571

Net assets consist of:
Paid in capital	$172,622,096
Total distributable earnings (loss)	64,990,475
Net assets	$237,612,571
Capital shares outstanding	6,761,471
Net asset value per share	$35.14

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends	$2,127,743
Interest	55
Total investment income	2,127,798

Expenses:
Management fees	1,029,516
Transfer agent/maintenance fees	12,602
Fund accounting/administration fees	81,731
Professional fees	25,727
Trustees’ fees*	11,273
Custodian fees	3,968
Miscellaneous	5,537
Total expenses	1,170,354
Less:
Earnings credits applied	(18)
Net expenses	1,170,336
Net investment income	957,462

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	26,347,614
Net realized gain	26,347,614
Net change in unrealized appreciation (depreciation) on:
Investments	13,891,377
Net change in unrealized appreciation (depreciation)	13,891,377
Net realized and unrealized gain	40,238,991
Net increase in net assets resulting from operations	$41,196,453

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$957,462	$1,987,550
Net realized gain on investments	26,347,614	10,490,126
Net change in unrealized appreciation (depreciation) on investments	13,891,377	12,587,690
Net increase in net assets resulting from operations	41,196,453	25,065,366

Distributions to shareholders	(13,020,049)	(6,304,168)

Capital share transactions:
Proceeds from sale of shares	8,500,000	—
Distributions reinvested	12,936,786	6,179,931
Cost of shares redeemed	(18,751,450)	(28,243,155)
Net increase (decrease) from capital share transactions	2,685,336	(22,063,224)
Net increase (decrease) in net assets	30,861,740	(3,302,026)

Net assets:
Beginning of period	206,750,831	210,052,857
End of period	$237,612,571	$206,750,831

Capital share activity:
Shares sold	271,840	—
Shares issued from reinvestment of distributions	402,138	210,847
Shares redeemed	(565,592)	(998,019)
Net increase (decrease) in shares	108,386	(787,172)

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$31.08	$28.23	$31.23	$29.11	$26.55	$23.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.28	.33	.28	.34	.35
Net gain (loss) on investments (realized and unrealized)	5.84	3.43	.05	4.34	3.51	3.22
Total from investment operations	5.98	3.71	.38	4.62	3.85	3.57
Less distributions from:
Net investment income	(.28)	(.39)	(.32)	(.34)	(.37)	(.32)
Net realized gains	(1.64)	(.47)	(3.06)	(2.16)	(.92)	(.39)
Total distributions	(1.92)	(.86)	(3.38)	(2.50)	(1.29)	(.71)
Net asset value, end of period	$35.14	$31.08	$28.23	$31.23	$29.11	$26.55

Total Return	19.82%	13.31%	3.56%	16.50%	15.01%	15.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237,613	$206,751	$210,053	$220,587	$216,008	$208,867
Ratios to average net assets:
Net investment income (loss)	0.84%	0.96%	1.23%	0.93%	1.23%	1.38%
Total expenses[c]	1.02%	1.04%	1.05%	1.05%	1.03%	1.07%
Portfolio turnover rate	78%	147%	131%	164%	156%	209%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At March 31, 2021, Institutional Class shares have been issued by the Fund.

Guggenheim Partner Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the subadviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$203,887,622	$41,663,047	$(1,713,217)	$39,949,830

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$175,522,812	$188,423,356

Note 6 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-SEMI-0321x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	74
OTHER INFORMATION	103
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	104
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	111

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the semi-annual period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2021

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the yield on the two-year U.S. Treasury Note rose 3 basis points1 to 0.16% from 0.13%, and the 10-year U.S. Treasury Note climbed 105 basis points to 1.74% from 0.69%. The spread between the two-year U.S. Treasury Note and 10-year U.S. Treasury Note widened from 56 basis points to 158 basis points as investors repositioned in response to fears of inflationary pressure, which the Federal Reserve (the “Fed”) regards as a transitory, short-term phenomenon. Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

For the six-month period ended March 31, 2021, the Standard & Poor’s® (“S&P 500®”) Index* returned 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Basis point — one basis point is equal to 0.01%.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.36%	5.84%	$ 1,000.00	$ 1,058.40	$ 6.98
C-Class	2.11%	5.46%	1,000.00	1,054.60	10.81
P-Class	1.36%	5.84%	1,000.00	1,058.40	6.98
Institutional Class	0.95%	6.05%	1,000.00	1,060.50	4.88
R6-Class	0.95%	6.05%	1,000.00	1,060.50	4.88

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.36%	5.00%	$ 1,000.00	$ 1,018.15	$ 6.84
C-Class	2.11%	5.00%	1,000.00	1,014.41	10.60
P-Class	1.36%	5.00%	1,000.00	1,018.15	6.84
Institutional Class	0.95%	5.00%	1,000.00	1,020.19	4.78
R6-Class	0.95%	5.00%	1,000.00	1,020.19	4.78

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.33%, 2.08%, 1.33%, 0.92% and 0.92% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Pershing Square Tontine Holdings, Ltd. — Class A	2.5%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	1.0%
KKR Acquisition Holdings I Corp.	0.8%
KDAC Aviation Finance Ltd., 4.21%	0.7%
Delta Air Lines, Inc., 7.00%	0.7%
TSGE, 6.25%	0.7%
BP Capital Markets plc, 4.88%	0.6%
Boeing Co., 5.15%	0.6%
Markel Corp., 6.00%	0.5%
Liberty Mutual Group, Inc., 4.30%	0.5%
Top Ten Total	8.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	1.4%
AA	2.3%
A	7.9%
BBB	19.1%
BB	20.3%
B	23.4%
CCC	2.9%
CC	3.9%
C	0.2%
NR2	4.7%
Other Instruments	13.9%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	5.84%	18.48%	5.55%	5.29%
A-Class Shares with sales charge‡	1.60%	13.74%	4.69%	4.74%
C-Class Shares	5.46%	17.58%	4.77%	4.52%
C-Class Shares with CDSC§	4.46%	16.58%	4.77%	4.52%
Institutional Class Shares	6.05%	18.92%	5.96%	5.68%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.12%	1.19%	0.67%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	5.84%	18.46%	5.57%	4.22%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.12%	1.19%	1.02%

	6 Month†	1 Year	Since Inception (03/13/19)
R6-Class Shares	6.05%	18.96%	6.45%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.12%	1.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 4.1%

Financial - 4.0%
Pershing Square Tontine Holdings, Ltd. — Class A*	6,864,930	$164,826,970
KKR Acquisition Holdings I Corp.*	5,062,315	50,673,773
Gores Holdings VI, Inc. — Class A*	898,206	12,305,422
RXR Acquisition Corp.*	1,080,492	10,642,846
Aequi Acquisition Corp. — Class A*	999,157	9,641,865
MSD Acquisition Corp.*	833,026	8,455,214
Soaring Eagle Acquisition Corp.*	640,025	6,477,053
Colicity, Inc.*	206,136	2,081,974
Total Financial		265,105,117

Utilities - 0.1%
TexGen Power LLC*,††	180,169	7,266,756

Consumer, Non-cyclical - 0.0%
ATD New Holdings, Inc.*,†††	42,478	1,423,013
Cengage Learning Holdings II, Inc.*,††	21,660	303,240
Save-A-Lot*,†††	22,703	107,840
Targus Group International Equity, Inc.*,†††,1	12,773	27,336
Chef Holdings, Inc.*,†††	59	3,722
Total Consumer, Non-cyclical		1,865,151

Energy - 0.0%
Maverick Natural Resources, LLC*,†††	7,168	927,932
Permian Production Partners LLC*,†††	563,442	56
Total Energy		927,988
Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††	177	225,465
Qlik Technologies, Inc. - Class B*,†††	43,738	4
Total Technology		225,469

Industrial - 0.0%
BP Holdco LLC*,†††,1	37,539	13,236
Vector Phoenix Holdings, LP*,†††	37,539	4,249
API Heat Transfer Parent LLC*,†††	1,024,936	102
Total Industrial		17,587

Consumer Products - 0.0%
Fashion Holdings Intermediate Inc.*	263	6,575

Total Common Stocks
(Cost $241,809,884)		275,414,643

PREFERRED STOCKS† - 3.8%
Financial - 3.7%
Bank of America Corp.
4.13%††	1,002,000	24,829,560
4.38%††	736,000	18,400,000
First Republic Bank
4.25%*,††	1,168,000	29,982,560
4.13%††	369,600	9,240,000
Public Storage
4.63%††	966,000	25,946,760
4.13%††	365,600	9,436,136
W R Berkley Corp.
4.13% due 03/30/61††	934,000	23,359,340
4.25% due 09/30/60††	249,200	6,347,124
Wells Fargo & Co., 4.70%††	982,000	24,991,900
Prudential Financial, Inc., 4.13% due 09/01/60††	686,800	17,396,644
Equitable Holdings, Inc., 4.30%††	616,000	15,344,560

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Shares	Value
PartnerRe Ltd. 4.88%*	372,000	$9,817,080
CNO Financial Group, Inc., 5.13% due 11/25/60††	324,000	8,164,800
American Financial Group, Inc. 4.50% due 09/15/60††	300,800	7,974,208
Assurant, Inc. 5.25% due 01/15/61††	258,000	6,635,760
Selective Insurance Group, Inc. 4.60%††	246,000	6,137,700
Total Financial		244,004,132

Government - 0.1%
Farmer Mac 5.75%††	378,000	10,249,848

Industrial - 0.0%
API Heat Transfer Intermediate*,†††	218	—
Total Preferred Stocks
(Cost $249,024,412)		254,253,980

WARRANTS† - 0.1%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25	762,770	6,216,575
Gores Holdings VI, Inc.
Expiring 08/24/27	269,461	1,064,371
Aequi Acquisition Corp.
Expiring 11/30/27	333,052	316,400
Total Warrants
(Cost $6,708,342)		7,597,346

MUTUAL FUNDS† - 1.4%
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	1,892,836	63,334,291
Guggenheim Alpha Opportunity Fund — Institutional Class[1]	1,003,137	27,556,186
Total Mutual Funds
(Cost $85,351,099)		90,890,477

CLOSED-END FUNDS† - 1.3%
BlackRock Corporate High Yield Fund, Inc.	2,543,550	29,861,277
Blackstone Strategic Credit Fund	923,879	12,315,307
BlackRock Credit Allocation Income Trust	818,356	12,013,466
Guggenheim Strategic Opportunities Fund[1]	527,233	11,066,621
Eaton Vance Limited Duration Income Fund	632,955	7,994,222
Ares Dynamic Credit Allocation Fund, Inc.	460,168	6,916,325
BlackRock Debt Strategies Fund, Inc.	348,016	3,828,176
Western Asset High Income Opportunity Fund, Inc.	358,091	1,819,102
Total Closed-End Funds
(Cost $62,529,962)		85,814,496

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Shares	Value
MONEY MARKET FUND† - 3.2%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	211,058,636	$211,058,636
Western Asset Institutional U.S. Treasury Reserves Institutional Shares, 0.01%[2]	5,445,461	5,445,461
Total Money Market Fund
(Cost $216,504,097)		216,504,097

	Face Amount~
CORPORATE BONDS†† - 40.1%
Financial - 11.0%
Citigroup, Inc.
3.88%[3,4]	29,500,000	29,362,235
4.00%[3,4]	12,000,000	12,117,000
NFP Corp.
7.00% due 05/15/25[5]	21,300,000	22,844,250
6.88% due 08/15/28[5]	17,500,000	18,175,500
Markel Corp.
6.00%[3,4]	32,370,000	35,202,375
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]	36,940,000	33,199,300
Home Point Capital, Inc.
5.00% due 02/01/26[5]	32,910,000	32,580,900
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	22,640,000	23,397,874
5.30% due 01/15/29	6,950,000	7,790,602
Wilton RE Ltd.
6.00%†††,3,4,5	31,350,000	30,808,586
Charles Schwab Corp.
4.00%[3,4]	16,400,000	16,099,060
5.38%[3,4]	12,950,000	14,355,075

Iron Mountain, Inc.
5.63% due 07/15/32[5]	25,025,000	26,151,125
4.50% due 02/15/31[5]	2,025,000	2,001,915
Equitable Holdings, Inc.
4.95%[3,4]	24,550,000	25,961,625
Host Hotels & Resorts, LP
3.50% due 09/15/30	24,000,000	24,012,936
LPL Holdings, Inc.
4.00% due 03/15/29[5]	23,300,000	23,474,750
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]	21,450,000	23,192,813
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[5]	21,150,000	22,136,649
United Wholesale Mortgage LLC
5.50% due 11/15/25[5]	12,600,000	13,135,500
5.50% due 04/15/29[5]	8,350,000	8,339,562
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[5]	21,650,000	20,892,250
American International Group, Inc.
4.38% due 06/30/50	18,150,000	20,656,461
Kuvare US Holdings, Inc.
7.00% due 02/17/51[4,5]	19,150,000	19,536,949
Wells Fargo & Co.
3.90%[3,4]	18,000,000	18,178,200
Hampton Roads PPV LLC
6.62% due 06/15/53[5]	16,900,000	18,111,101
Hunt Companies, Inc.
5.25% due 04/15/29[5]	17,200,000	17,200,000
Kennedy-Wilson, Inc.
5.00% due 03/01/31	16,000,000	16,204,000
Pershing Square Holdings, Ltd.
3.25% due 11/15/30[5]	15,100,000	14,766,027

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
First American Financial Corp.
4.00% due 05/15/30[6]	11,760,000	$12,704,104
MetLife, Inc.
3.85%[3,4]	12,200,000	12,596,500
Fidelity National Financial, Inc.
3.40% due 06/15/30	11,450,000	11,942,445
OneMain Finance Corp.
4.00% due 09/15/30	11,650,000	11,329,625
Ares Finance Company II LLC
3.25% due 06/15/30[5,6]	11,000,000	11,136,798
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[5]	11,550,000	11,110,334
Allianz SE
3.50%[3,4,5]	9,500,000	9,642,500
QBE Insurance Group Ltd.
5.88%[3,4,5]	7,550,000	8,125,688
SBA Communications Corp.
3.13% due 02/01/29[5]	4,200,000	4,036,830
3.88% due 02/15/27	3,650,000	3,731,030
CIT Group, Inc.
3.93% due 06/19/24[4]	7,150,000	7,561,125
Atlas Mara Ltd.
8.00% due 03/20/21†††,7	14,400,000	6,981,120
PartnerRe Finance B LLC
4.50% due 10/01/50[4]	6,460,000	6,582,695
Lincoln National Corp.
4.38% due 06/15/50	5,080,000	5,674,492
American Equity Investment Life Holding Co.
5.00% due 06/15/27	4,813,000	5,345,382
Bank of New York Mellon Corp.
4.70%[3,4]	4,500,000	4,875,525
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[5]	3,900,000	3,935,490
AmWINS Group, Inc.
7.75% due 07/01/26[5]	3,400,000	3,638,000
Univest Financial Corp.
3.74% (3 Month USD LIBOR + 3.54%) due 03/30/25[8]	1,997,000	1,988,467
HUB International Ltd.
7.00% due 05/01/26[5]	500,000	519,205
Total Financial		733,341,975

Consumer, Cyclical - 7.9%
Delta Air Lines, Inc.
7.00% due 05/01/25[5]	41,320,000	47,582,332
Marriott International, Inc.
2.85% due 04/15/31	14,730,000	14,474,791
4.63% due 06/15/30[6]	10,900,000	12,185,727
5.75% due 05/01/25	8,440,000	9,681,454
3.50% due 10/15/32	8,150,000	8,420,052
Hilton Domestic Operating Company, Inc.
4.00% due 05/01/31[5]	23,200,000	23,200,000
3.63% due 02/15/32[5]	4,150,000	4,027,990
5.75% due 05/01/28[5]	525,000	565,042
Live Nation Entertainment, Inc.
6.50% due 05/15/27[5]	17,785,000	19,719,474
3.75% due 01/15/28[5]	7,500,000	7,396,875
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[5]	24,150,000	26,248,027
Walgreens Boots Alliance, Inc.
3.20% due 04/15/30	12,750,000	13,231,275
4.10% due 04/15/50	9,957,000	10,063,071

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5]	19,700,000	$21,571,500
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[5]	22,200,000	21,423,000
Yum! Brands, Inc.
4.63% due 01/31/32	16,350,000	16,704,223
Hyatt Hotels Corp.
5.38% due 04/23/25	7,350,000	8,238,967
5.75% due 04/23/30	6,530,000	7,622,355
Wolverine World Wide, Inc.
6.38% due 05/15/25[5]	14,100,000	15,016,500
British Airways Class A Pass Through Trust
4.25% due 11/15/32[5]	13,772,066	14,421,654
Picasso Finance Sub, Inc.
6.13% due 06/15/25[5]	13,476,000	14,318,250
VF Corp.
2.95% due 04/23/30[9]	13,230,000	13,692,648
Aramark Services, Inc.
6.38% due 05/01/25[5]	11,950,000	12,667,000
5.00% due 02/01/28[5]	795,000	825,011
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]	11,725,000	12,384,531
JetBlue Class A Pass Through Trust
4.00% due 11/15/32[6]	11,320,000	12,203,974
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]	10,475,000	11,336,254
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[5]	10,700,000	10,823,050
Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[5]	10,213,000	10,732,842
Scotts Miracle-Gro Co.
4.00% due 04/01/31[5]	9,900,000	9,761,400
Boyne USA, Inc.
7.25% due 05/01/25[5]	8,690,000	9,033,255
PetSmart Incorporated / PetSmart Finance Corp.
4.75% due 02/15/28[5]	7,500,000	7,686,075
Clarios Global, LP
6.75% due 05/15/25[5]	7,150,000	7,648,355
Tempur Sealy International, Inc.
4.00% due 04/15/29[5]	7,600,000	7,562,000
Williams Scotsman International, Inc.
4.63% due 08/15/28[5]	7,376,000	7,505,080
Crocs, Inc.
4.25% due 03/15/29[5]	7,500,000	7,335,075
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[5]	5,950,000	6,323,660
American Airlines Class AA Pass Through Trust
3.58% due 01/15/28	2,558,765	2,589,717
3.35% due 10/15/29	1,383,511	1,396,501
3.65% due 02/15/29	1,193,010	1,201,946
3.15% due 02/15/32	1,135,032	1,129,011
Whirlpool Corp.
4.60% due 05/15/50	5,440,000	6,236,056
WMG Acquisition Corp.
3.88% due 07/15/30[5]	3,900,000	3,937,616
3.00% due 02/15/31[5]	1,875,000	1,781,813

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/24	5,010,000	$5,086,904
Murphy Oil USA, Inc.
3.75% due 02/15/31[5]	5,025,000	4,939,198
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[5]	4,800,000	4,848,960
Powdr Corp.
6.00% due 08/01/25[5]	4,300,000	4,531,555
Hanesbrands, Inc.
5.38% due 05/15/25[5]	3,810,000	4,031,456
Air Canada 2020-2 Class A Pass Through Trust
5.25% due 04/01/29[5]	3,735,000	4,012,817
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]	3,725,000	3,995,063
Lithia Motors, Inc.
4.38% due 01/15/31[5]	3,175,000	3,295,475
Performance Food Group, Inc.
6.88% due 05/01/25[5]	2,900,000	3,095,750
Allison Transmission, Inc.
3.75% due 01/30/31[5]	2,925,000	2,833,594
Boyd Gaming Corp.
8.63% due 06/01/25[5]	1,700,000	1,890,400
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[5]	1,730,000	1,862,795
United Airlines Class AA Pass Through Trust
4.15% due 08/25/31	1,095,356	1,167,625
Vail Resorts, Inc.
6.25% due 05/15/25[5]	1,075,000	1,146,219
Total Consumer, Cyclical		528,643,240
Consumer, Non-cyclical - 5.2%
DaVita, Inc.
4.63% due 06/01/30[5]	29,810,000	30,321,241
Kraft Heinz Foods Co.
5.20% due 07/15/45	5,725,000	6,604,763
4.38% due 06/01/46	6,320,000	6,589,225
4.25% due 03/01/31	5,850,000	6,442,525
5.50% due 06/01/50	2,800,000	3,438,856
5.00% due 06/04/42	2,490,000	2,795,665
4.88% due 10/01/49	2,025,000	2,264,971
US Foods, Inc.
6.25% due 04/15/25[5]	13,300,000	14,257,600
4.75% due 02/15/29[5]	8,950,000	8,950,000
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[5]	20,700,000	21,760,875
5.00% due 04/15/22[5]	959,000	959,197
Post Holdings, Inc.
4.63% due 04/15/30[5]	11,525,000	11,546,898
4.50% due 09/15/31[5]	4,100,000	4,054,900
Sotheby’s
7.38% due 10/15/27[5]	14,305,000	15,468,855
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[5]	10,350,000	9,919,130
5.00% due 12/31/26[5]	5,500,000	5,500,000
CPI CG, Inc.
8.63% due 03/15/26[5]	14,450,000	15,140,566
Molina Healthcare, Inc.
3.88% due 11/15/30[5]	11,900,000	12,212,375
4.38% due 06/15/28[5]	2,750,000	2,829,640
Gartner, Inc.
4.50% due 07/01/28[5]	11,625,000	11,988,281
3.75% due 10/01/30[5]	2,400,000	2,376,000
AMN Healthcare, Inc.
4.63% due 10/01/27[5]	7,925,000	8,103,312
4.00% due 04/15/29[5]	4,050,000	4,029,750
Avantor Funding, Inc.
4.63% due 07/15/28[5]	11,275,000	11,775,159
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[5]	8,645,000	8,990,800

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
5.00% due 06/15/28[5]	2,460,000	$2,562,090
Acadia Healthcare Company, Inc.
5.50% due 07/01/28[5]	5,850,000	6,158,588
5.00% due 04/15/29[5]	4,190,000	4,348,047
Sabre GLBL, Inc.
7.38% due 09/01/25[5]	7,300,000	7,955,175
9.25% due 04/15/25[5]	1,680,000	2,003,400
Tenet Healthcare Corp.
4.63% due 06/15/28[5]	8,375,000	8,584,207
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[5]	8,035,000	8,346,517
Centene Corp.
2.50% due 03/01/31	8,650,000	8,239,125
TreeHouse Foods, Inc.
4.00% due 09/01/28	7,575,000	7,628,555
Smithfield Foods, Inc.
3.00% due 10/15/30[5]	7,000,000	6,961,430
Prestige Brands, Inc.
3.75% due 04/01/31[5]	6,650,000	6,342,438
Spectrum Brands, Inc.
5.50% due 07/15/30[5]	5,600,000	5,992,000
Service Corporation International
3.38% due 08/15/30	5,275,000	5,148,664
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	2,650,000	2,570,500
5.25% due 04/15/24[5]	1,900,000	2,026,920
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[5]	4,400,000	4,444,968
Hologic, Inc.
3.25% due 02/15/29[5]	4,350,000	4,295,625
Carriage Services, Inc.
6.63% due 06/01/26[5]	4,011,000	4,211,550
Rent-A-Center, Inc.
6.38% due 02/15/29[5]	3,950,000	4,187,000
Central Garden & Pet Co.
4.13% due 10/15/30	4,000,000	4,040,000
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	2,903,000	2,997,348
Charles River Laboratories International, Inc.
4.00% due 03/15/31[5]	2,500,000	2,541,375
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[5]	2,300,000	2,340,250
Altria Group, Inc.
4.45% due 05/06/50	1,670,000	1,724,204
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	1,422,000	1,581,975
Syneos Health, Inc.
3.63% due 01/15/29[5]	1,600,000	1,556,000
Par Pharmaceutical, Inc.
7.50% due 04/01/27[5]	1,000,000	1,063,200
Total Consumer, Non-cyclical		348,171,735

Communications - 4.5%
Level 3 Financing, Inc.
4.25% due 07/01/28[5]	29,350,000	29,681,949
3.75% due 07/15/29[5]	7,600,000	7,437,740
3.88% due 11/15/29[5]	2,600,000	2,739,750
CSC Holdings LLC
4.13% due 12/01/30[5]	21,250,000	21,107,200
4.63% due 12/01/30[5]	5,215,000	5,129,552
3.38% due 02/15/31[5]	2,975,000	2,803,937
Virgin Media Finance plc
5.00% due 07/15/30[5]	21,150,000	21,123,563
Altice France S.A.
7.38% due 05/01/26[5]	11,076,000	11,519,040
5.13% due 01/15/29[5]	6,250,000	6,328,125
T-Mobile USA, Inc.
3.50% due 04/15/31	14,750,000	14,883,487
2.88% due 02/15/31	1,750,000	1,691,375

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[5]	16,250,000	$16,536,325
Booking Holdings, Inc.
3.55% due 03/15/28[9]	10,000,000	10,915,371
4.63% due 04/13/30[9]	3,500,000	4,074,326
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[5]	13,910,000	13,940,880
Cable One, Inc.
4.00% due 11/15/30[5]	12,575,000	12,439,190
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[5]	12,100,000	12,236,125
ViacomCBS, Inc.
4.95% due 05/19/50	10,340,000	12,085,766
Switch Ltd.
3.75% due 09/15/28[5]	12,100,000	11,915,112
Lamar Media Corp.
4.00% due 02/15/30	8,600,000	8,576,092
4.88% due 01/15/29	3,070,000	3,211,987
Sirius XM Radio, Inc.
4.13% due 07/01/30[5]	11,500,000	11,513,225
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	10,150,000	10,238,813
AMC Networks, Inc.
4.25% due 02/15/29	9,600,000	9,336,000
Match Group Holdings II LLC
4.63% due 06/01/28[5]	7,700,000	7,867,552
Qualitytech, LP / QTS Finance Corp.
3.88% due 10/01/28[5]	7,750,000	7,711,250
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
8.00% due 11/30/24[5]	6,156,000	6,210,173
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[5]	5,650,000	5,755,259
Cengage Learning, Inc.
9.50% due 06/15/24[5]	5,039,000	5,133,481
Ziggo BV
4.88% due 01/15/30[5]	4,850,000	4,957,355
TripAdvisor, Inc.
7.00% due 07/15/25[5]	1,800,000	1,946,700
Telenet Finance Lux Note
5.50% due 03/01/28	1,000,000	1,050,000
Total Communications		302,096,700

Industrial - 4.4%
Boeing Co.
5.15% due 05/01/30[6]	32,030,000	36,838,652
5.81% due 05/01/50	16,010,000	20,188,729
5.71% due 05/01/40[6]	16,010,000	19,550,411
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[5]	16,680,000	17,122,854
Standard Industries, Inc.
4.38% due 07/15/30[5]	7,125,000	7,189,125
3.38% due 01/15/31[5]	6,400,000	6,064,000
5.00% due 02/15/27[5]	3,525,000	3,674,812
PowerTeam Services LLC
9.03% due 12/04/25[5]	14,385,000	15,971,666
BWX Technologies, Inc.
4.13% due 06/30/28[5]	14,400,000	14,546,232
Adevinta ASA
3.00% due 11/15/27	EUR 10,550,000	12,797,566
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]	10,175,000	11,396,000
6.25% due 03/15/26[5]	850,000	871,250
Boxer Parent Co., Inc.
6.50% due 10/02/25	EUR 8,500,000	10,607,059
Flowserve Corp.
3.50% due 10/01/30	10,270,000	10,442,709
Dyal Capital Partners IV
3.65% due 02/22/41†††	10,950,000	10,432,110

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Howmet Aerospace, Inc.
5.95% due 02/01/37	2,925,000	$3,536,471
6.88% due 05/01/25	2,875,000	3,331,406
5.90% due 02/01/27	2,100,000	2,383,500
6.75% due 01/15/28	900,000	1,062,000
GrafTech Finance, Inc.
4.63% due 12/15/28[5]	9,875,000	9,930,596
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.00% due 10/15/27[5]	9,650,000	9,457,000
Arcosa, Inc.
4.38% due 04/15/29[5]	9,400,000	9,400,000
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5,6]	7,752,000	7,596,960
Vertical US Newco, Inc.
5.25% due 07/15/27[5]	6,850,000	7,171,094
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[5]	6,550,000	6,779,250
TopBuild Corp.
3.63% due 03/15/29[5]	5,550,000	5,480,625
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[5]	4,825,000	5,046,902
Harsco Corp.
5.75% due 07/31/27[5]	3,850,000	3,941,438
Graphic Packaging International LLC
3.50% due 03/01/29[5]	3,950,000	3,841,375
Grinding Media, Inc. / MC Grinding Media Canada, Inc.
7.38% due 12/15/23[5]	3,050,000	3,095,750
Hillenbrand, Inc.
5.75% due 06/15/25	2,525,000	2,695,437
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	1,923,000	1,994,151
EnerSys
5.00% due 04/30/23[5]	1,325,000	1,387,938
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[7]	1,185,457	1,061,209
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[5]	950,000	947,625
EnPro Industries, Inc.
5.75% due 10/15/26	790,000	836,215
Waste Pro USA, Inc.
5.50% due 02/15/26[5]	600,000	614,250
Hillman Group, Inc.
6.38% due 07/15/22[5]	340,000	340,425
Intertape Polymer Group, Inc.
7.00% due 10/15/26[5]	150,000	157,781
Yamana Gold, Inc.
4.78% due 06/10/23†††	99,699	106,286
JELD-WEN, Inc.
6.25% due 05/15/25[5]	100,000	106,250
Total Industrial		289,995,109

Technology - 2.0%
NCR Corp.
5.25% due 10/01/30[5]	11,425,000	11,569,241
8.13% due 04/15/25[5]	6,189,000	6,784,691
5.13% due 04/15/29[5]	6,350,000	6,421,945
MSCI, Inc.
3.88% due 02/15/31[5]	15,900,000	16,246,620
Twilio, Inc.
3.88% due 03/15/31	15,100,000	15,422,536
Qorvo, Inc.
4.38% due 10/15/29	11,220,000	11,977,462

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
3.38% due 04/01/31[5]	1,900,000	$1,861,791
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28[5,8]	EUR 11,750,000	13,771,254
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[5]	11,800,000	11,861,950
Black Knight InfoServ LLC
3.63% due 09/01/28[5]	12,000,000	11,791,320
Playtika Holding Corp.
4.25% due 03/15/29[5]	8,750,000	8,620,500
BY Crown Parent LLC / BY Bond Finance, Inc.
4.25% due 01/31/26[5]	7,875,000	8,140,781
CDW LLC / CDW Finance Corp.
3.25% due 02/15/29	5,640,000	5,569,500
Crowdstrike Holdings, Inc.
3.00% due 02/15/29	3,400,000	3,324,180
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[5]	2,750,000	2,803,213
Total Technology		136,166,984

Energy - 1.9%
BP Capital Markets plc
4.88%[3,4]	39,360,000	42,164,400
Occidental Petroleum Corp.
7.95% due 06/15/39	4,700,000	5,546,000
6.63% due 09/01/30	3,600,000	4,045,680
3.00% due 02/15/27	3,830,000	3,600,200
6.13% due 01/01/31	2,250,000	2,484,450
4.50% due 07/15/44	2,850,000	2,422,500
4.10% due 02/15/47	2,250,000	1,800,000
4.63% due 06/15/45	1,700,000	1,482,502
4.40% due 04/15/46	900,000	762,750
NuStar Logistics, LP
6.38% due 10/01/30	18,750,000	20,250,000
5.63% due 04/28/27	450,000	470,743
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	16,150,000	18,111,668
Midwest Connector Capital Company LLC
4.63% due 04/01/29[5]	11,943,000	12,103,642
Rattler Midstream, LP
5.63% due 07/15/25[5]	4,125,000	4,306,995
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29	3,900,000	4,185,675
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30[9]	1,730,000	1,969,497
Basic Energy Services, Inc.
10.75% due 10/15/23[7]	1,500,000	300,000
Total Energy		126,006,702

Basic Materials - 1.9%
Alcoa Nederland Holding BV
5.50% due 12/15/27[5]	15,125,000	16,280,550
6.13% due 05/15/28[5]	7,450,000	8,114,540
4.13% due 03/31/29[5]	7,600,000	7,664,904
WR Grace & Company-Conn
4.88% due 06/15/27[5]	13,225,000	13,690,520
Carpenter Technology Corp.
6.38% due 07/15/28	12,005,000	12,901,528
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	11,575,000	11,936,719
Ingevity Corp.
3.88% due 11/01/28[5]	9,625,000	9,336,250

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
HB Fuller Co.
4.25% due 10/15/28	7,750,000	$7,874,465
Newcrest Finance Pty Ltd.
4.20% due 05/13/50[5]	7,210,000	7,782,653
Kaiser Aluminum Corp.
6.50% due 05/01/25[5]	6,050,000	6,411,185
4.63% due 03/01/28[5]	375,000	383,831
Clearwater Paper Corp.
4.75% due 08/15/28[5]	6,575,000	6,624,313
Novelis Sheet Ingot GmbH
3.38% due 04/15/29	EUR 4,500,000	5,449,284
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	2,925,000	3,291,502
ArcelorMittal S.A.
4.55% due 03/11/26	2,450,000	2,716,323
Arconic Corp.
6.00% due 05/15/25[5]	2,225,000	2,398,072
Mirabela Nickel Ltd.
due 06/24/19[7,10]	1,885,418	75,417
Total Basic Materials		122,932,056

Utilities - 1.3%
Midcap Funding XLVI Trust
5.60% due 10/29/24†††	32,750,000	32,773,153
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	21,800,000	20,749,765
Clearway Energy Operating LLC
3.75% due 02/15/31[5]	13,450,000	12,899,775
4.75% due 03/15/28[5]	2,250,000	2,340,878
AES Corp.
3.95% due 07/15/30[5]	9,760,000	10,406,405
Terraform Global Operating LLC
6.13% due 03/01/26[5]	5,435,000	5,570,875
Total Utilities		84,740,851

Total Corporate Bonds
(Cost $2,602,138,179)		2,672,095,352

SENIOR FLOATING RATE INTERESTS††,8 - 24.7%
Consumer, Cyclical - 5.1%
Mavis Tire Express Services Corp.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/20/25	15,758,505	15,729,037
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	7,465,603	7,430,962
MB2 Dental Solutions LLC
6.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/29/27†††	20,874,963	20,469,288
6.19% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/29/27	789,941	774,590
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	20,792,875	20,922,830
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	21,150,136	20,894,643

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
BGIS (BIFM CA Buyer, Inc.)
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	18,131,129	$17,995,145
Alterra Mountain Co.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 07/31/26	17,439,690	17,483,289
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	15,515,813	15,454,836
Truck Hero, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 01/31/28	14,900,000	14,852,469
SP PF Buyer LLC
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	15,358,079	14,794,898
BCPE Empire Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/11/26	13,450,000	13,416,375
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26	224,431	222,889
CNT Holdings I Corp.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27	12,200,000	12,165,718
Flamingo
due 03/18/28	EUR 10,000,000	11,601,548
CD&R Firefly Bidco Ltd.
3.25% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/23/25	EUR 6,000,000	6,993,152
4.25% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/23/25	GBP 3,350,000	4,590,277
Cast & Crew Payroll LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26	11,628,241	11,435,677
EnTrans International, LLC
6.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	11,603,890	11,255,773
Verisure Holding AB
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/20/26	EUR 7,651,053	8,938,041
due 01/14/28	EUR 1,770,000	2,065,886
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28	8,950,000	8,877,326

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
United Petfood
due 03/19/28	EUR 7,000,000	$8,172,385
PetSmart LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/11/28	7,500,000	7,482,750
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	7,730,703	7,291,677
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28	7,250,000	7,280,233
First Brands Group LLC
due 03/19/27	5,050,000	5,043,688
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	4,920,542	4,699,118
Galls LLC
7.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††	3,676,657	3,641,379
7.25% (1 Month USD LIBOR + 6.25% and 3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/24†††	412,214	386,840
Alexander Mann
5.36% (6 Month GBP LIBOR + 5.25%, Rate Floor: 5.25%) due 06/16/25	GBP 3,000,000	3,894,363
Intrawest Resorts Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	3,748,413	3,680,492
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/29/24†††	3,661,946	3,259,132
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24†††	60,373	53,732
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	3,322,072	3,101,155
Adevinta ASA
due 10/22/27	EUR 2,600,000	3,051,311
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	2,843,750	2,559,375
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	2,334,000	2,327,806
Eyemart Express
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 08/05/24	2,287,709	2,272,518

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Zephyr Bidco Ltd.
7.55% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP 1,540,417	$2,065,115
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25	2,000,000	1,957,500
CCRR Parent, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/06/28	1,900,000	1,902,375
TTF Holdings Intermediate LLC
due 03/25/28	1,850,000	1,840,750
EG Finco Ltd.
4.84% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 02/07/25	GBP 970,000	1,306,259
K & N Parent, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/20/23	954,023	909,498
Apro LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/14/26	693,980	691,815
Navistar Inc.
3.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	494,898	494,774
Belk, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 07/31/25†††	467,074	465,906
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	249,634	245,423
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	162,694	158,695
BBB Industries, LLC
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	266,109	262,250
Total Consumer, Cyclical		338,862,963

Industrial - 5.0%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	21,189,294	21,176,157
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/03/24†††	17,049,450	16,996,170
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	1,000,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/17/28	16,550,000	$16,467,250
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	15,250,000	16,186,502
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	15,775,000	15,659,211
Vertical (TK Elevator)
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 07/29/27	EUR 7,000,000	8,231,567
4.48% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	6,517,291	6,527,067
Fugue Finance BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 08/30/24	EUR 12,545,690	14,578,333
NA Rail Hold Co. LLC
4.70% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	13,917,369	13,986,956
TransDigm, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	14,223,179	13,919,514
FCG Acquisitions, Inc
due 03/16/28	13,660,000	13,574,625
AI Convoy Luxembourg SARL
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/18/27	EUR 11,402,143	13,326,522
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	13,216,875	13,183,833
Charter Nex US Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/01/27	13,150,000	13,166,437
Galileo Global Education Finance SARL
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 11/12/26	EUR 10,800,000	12,573,490
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	12,658,596	12,508,338
Gardner Denver, Inc.
2.95% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/01/27	10,795,750	10,764,226

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	9,957,015	$9,944,569
Filtration Group Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/25	5,653,566	5,643,672
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR 3,600,000	4,199,395
YAK MAT (YAK ACCESS LLC)
10.19% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	12,020,199	9,741,410
DG Investment Intermediate Holdings 2, Inc.
due 03/17/28	8,720,000	8,670,994
3.75% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/03/25	300,000	298,875
Berlin Packaging LLC
3.21% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	4,486,105	4,400,375
3.12% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	1,630,567	1,599,407
Park River Holdings, Inc.
4.00% (2 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	5,800,000	5,760,154
BWAY Holding Co.
3.44% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	4,850,125	4,740,997
Pro Mach Group, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/07/25	3,518,167	3,500,576
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/07/25†††	1,164,154	1,216,541
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	4,553,250	4,655,698
MI Windows And Doors LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/18/27	3,990,000	4,002,489
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	3,857,527	3,747,433

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Fortis Solutions Group LLC
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/15/23†††	2,355,075	$2,339,767
due 12/15/23	718,141	703,778
Alliance Laundry Systems LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/08/27	2,992,500	2,985,318
Titan Acquisition Ltd. (Husky)
3.27% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	2,995,738	2,930,820
Zephyr German Bidco GmbH
3.75% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 01/21/28	EUR 2,400,000	2,827,627
Protective Industrial Products, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	1,800,000	1,795,878
Douglas Dynamics LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 06/08/26	1,599,136	1,590,149
Tosca Services LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/18/27	1,584,000	1,584,000
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	1,600,046	1,582,717
SLR Consulting Ltd.
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	1,249,650	1,247,221
6.48% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	311,616	305,579
LTI Holdings, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	1,462,500	1,438,427
ILPEA Parent, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 03/02/23	1,196,814	1,192,326
Safety Bidco Ltd.
4.55% (1 Month GBP LIBOR + 4.50%, Rate Floor: 0.00%) due 10/25/24†††	GBP 850,000	1,165,562
Reynolds Group Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/06/23	660,894	657,695
Duran Group Holding GMBH
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/29/24	EUR 430,207	493,745

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/20/24†††	EUR 141,858	$162,809
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 01/01/24†††,11	1,076,191	457,381
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 10/02/23†††,11	197,764	148,323
Hillman Group, Inc.
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	597,708	596,680
Transcendia Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	568,653	469,707
Gates Global LLC
3.50% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.50%) due 03/31/27	122,225	121,818
Total Industrial		332,746,110

Consumer, Non-cyclical - 4.6%
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28	31,900,000	31,900,000
Valeo F1 Company Ltd.
due 08/27/27	GBP 22,100,000	30,370,477
Packaging Coordinators Midco, Inc.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/30/27	17,050,000	17,028,688
Triton Water Holdings, Inc.
due 03/16/28	16,250,000	16,173,788
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	14,050,000	13,955,163
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/11/28†††	13,892,045	13,874,680
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR 12,019,549	13,815,858
Nidda Healthcare Holding GmbH
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR 11,387,239	13,243,140

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	12,568,500	$12,375,448
Quirch Foods Holdings LLC
6.25% (6 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 10/27/27	12,250,000	12,318,968
Sunshine Investments BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/28/25	EUR 9,450,000	11,055,436
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	10,970,000	10,997,425
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	10,694,409	10,721,145
Cambrex Corporation
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26	10,444,793	10,431,737
AI Aqua Zip Bidco Pty Ltd.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23	4,207,345	4,199,477
due 12/13/23	3,500,000	3,501,470
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23†††	1,930,827	1,921,172
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 12/13/23	398,995	399,163
Springs Window Fashions
8.61% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	5,500,000	5,472,500
4.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25	3,137,939	3,120,931
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	7,881,218	7,782,703
Endo Luxembourg Finance Company I SARL
due 03/11/28	7,750,000	7,662,813
CAB (Biogroup)
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/09/28	EUR 6,500,000	7,571,570
Option Care Health, Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	7,181,818	7,150,434
Diamond (BC) BV
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	6,680,800	6,642,519

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 09/06/24	EUR 219,043	$256,371
Hearthside Group Holdings LLC
3.80% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	5,386,487	5,329,282
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,113,608	1,107,694
Pearl Intermediate Parent LLC
3.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/14/25	5,785,316	5,762,175
Taxware Holdings (Sovos Compliance LLC)
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 04/29/24	5,289,831	5,184,035
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	4,574,411	4,551,539
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	2,789,789	2,775,840
Certara, Inc.
3.70% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	1,628,481	1,622,374
EyeCare Partners LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,090,578	1,078,461
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	1,071,227	1,058,372
Moran Foods LLC
11.75% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 10.75%) due 10/01/24†††,11	483,707	420,825
8.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 7.00%) due 04/01/24†††,11	394,487	410,266
Blue Ribbon LLC
5.14% (3 Month USD LIBOR + 4.00% and Commercial Prime Lending Rate + 4.00%, Rate Floor: 5.00%) due 11/15/21	550,000	536,838
Total Consumer, Non-cyclical		303,780,777

Technology - 3.7%
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	20,930,000	20,895,256
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27†††	2,570,000	2,580,704

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Project Ruby Ultimate Parent Corp.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	17,600,000	$17,519,392
RealPage, Inc.
due 02/18/28	15,550,000	15,470,073
Team.Blue Finco SARL
due 03/18/28	EUR 13,243,243	15,463,133
Transact Holdings, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	14,765,324	14,617,670
Sitecore Holding III A/S
6.75% (3 Month USD LIBOR + 6.25%, Rate Floor: 6.75%) due 03/12/26	5,676,667	5,591,516
7.00% (3 Month EURIBOR + 6.25%, Rate Floor: 6.25%) due 03/12/26	EUR 4,333,333	5,005,081
due 03/12/26	EUR 3,466,667	4,004,065
Provation Software Group, Inc.
5.50% (6 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/16/27	13,700,000	13,528,750
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27	12,500,000	12,494,750
Sportradar Capital SARL
4.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 11/22/27	EUR 10,600,000	12,419,327
Project Boost Purchaser LLC
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/01/26	9,651,500	9,639,436
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	9,601,750	9,595,797
Datix Bidco Ltd.
4.74% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	9,112,505	9,059,797
7.99% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	461,709	458,542
ThoughtWorks, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/19/28	9,200,000	9,169,364
E2open LLC
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 02/04/28	8,000,000	7,985,040
Imprivata, Inc.
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/01/27	7,900,000	7,876,537
Wrench Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/30/26†††	6,733,125	6,749,958

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Peraton Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	6,213,978	$6,208,820
Sabre GLBL, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/10/27	5,536,125	5,588,054
Epicor Software
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	5,422,750	5,402,903
AVS Group GmbH
3.75% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 09/10/26	EUR 3,750,000	4,379,207
1A Smart Start LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	4,278,500	4,290,523
Concorde Lux
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/18/28	EUR 3,100,000	3,632,831
Greenway Health LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	3,491,184	3,316,625
Ministry Brands LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,634,962	2,602,117
Verscend Holding Corp.
due 08/27/25	2,400,000	2,397,288
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	2,054,761	2,047,570
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,705,889	1,670,133
Boxer Parent Co., Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	1,589,342	1,581,396
Cologix Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/24	1,200,000	1,197,216
Kar Finland Bidco Oy
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/27/23†††	EUR 1,000,000	1,152,087
24-7 Intouch, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	1,150,303	1,104,291
Brave Parent Holdings, Inc.
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	321,692	321,425

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Evergood 4 ApS (Nets)
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/25	EUR 225,000	$263,365
Total Technology		247,280,039

Financial - 2.9%
Jones Deslauriers Insurance Management, Inc.
due 03/12/28†††	CAD 23,341,000	18,623,830
due 03/12/29†††	CAD 10,612,000	8,467,336
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27†††	24,427,250	24,213,511
Camelia Bidco Banc Civica
4.84% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP 12,975,000	17,785,915
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	15,800,000	15,809,954
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	13,374,849	13,338,068
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	13,134,000	13,131,898
PAI Holdco, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/22/27	12,600,000	12,631,500
GT Polaris, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/24/27	11,521,125	11,506,724
Alter Domus
4.50% (2 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	10,500,000	10,451,910
USI, Inc.
3.45% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	10,248,347	10,140,329
Orion Advisor Solutions, Inc.
due 09/24/27	10,100,000	10,087,375
Higginbotham
6.50% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 11/25/26†††	10,105,491	9,963,081
AlixPartners, LLP
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/04/28	EUR 6,000,000	7,009,264
HUB International Ltd.
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/25/25	5,173,105	5,096,698

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Cross Financial Corp.
due 09/15/27	3,750,000	$3,761,737
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 09/15/27	997,500	1,000,622
Aretec Group, Inc.
4.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	3,812,250	3,803,901
AmeriLife Holdings LLC
4.11% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	223,315	222,851
Total Financial		197,046,504

Communications - 1.5%
Syndigo LLC
5.25% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	27,550,000	27,550,000
Xplornet Communications, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	21,805,225	21,788,217
Trader Interactive
7.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/17/24†††	10,706,614	10,438,949
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/15/23†††	30,769	29,071
McGraw Hill LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/01/24	8,886,382	8,867,898
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	8,297,750	8,199,255
Zayo Group Holdings, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,146,447	6,092,543
LCPR Loan Financing LLC
due 10/15/28	5,300,000	5,306,625
Recorded Books, Inc.
4.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25	4,143,341	4,124,075
Market Track LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	4,101,250	3,916,694
Resource Label Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23	1,901,940	1,766,427
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/27/23†††	1,500,000	1,331,250

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Flight Bidco, Inc.
7.61% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	1,000,000	$902,500
Nielsen Finance LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 06/04/25	586,902	587,912
Total Communications		100,901,416

Basic Materials - 1.1%
Illuminate Buyer LLC
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	12,725,731	12,656,758
LSF11 Skyscraper HoldCo SARL
due 09/29/27	12,050,000	12,019,875
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	8,600,000	8,592,862
GrafTech Finance, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/12/25	8,515,282	8,504,638
TricorBraun Holdings, Inc.
3.75% (6 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	7,731,446	7,650,885
Barentz Midco BV
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 11/30/27	EUR 2,400,000	2,814,259
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/30/27	1,995,000	1,990,013
Patriot Container Corp. (Wastequip)
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/25	4,741,683	4,691,326
Pregis TopCo LLC
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 07/31/26†††	4,150,000	4,150,000
PQ Corp.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/08/27	3,670,492	3,668,951
Invictus MD Strategies Corp.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	1,997,195	1,973,648
Vectra Co.
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/10/25	1,936,039	1,898,286
DCG Acquisition Corp.
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	943,340	938,623

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Ascend Performance Materials Operations LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	395,992	$400,859
American Rock Salt Company LLC
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/25	223,826	223,714
Total Basic Materials		72,174,697

Utilities - 0.6%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	24,516,466	24,588,054
RS Ivy Holdco, Inc.
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27†††	13,895,175	13,895,175
Panda Hummel
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/27/22	1,213,776	1,158,015
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	723,131	673,872
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	518,603	517,416
Total Utilities		40,832,532

Energy - 0.2%
Venture Global Calcasieu Pass LLC
2.48% (1 Month USD LIBOR + 2.38% and 3 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	7,298,099	6,896,704
SeaPort Financing LLC
5.61% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	3,077,227	3,031,068
Buckeye Partners LP
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/01/26	594,011	590,916
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/23/25†††,11	3,730,175	447,621
Total Energy		10,966,309

Total Senior Floating Rate Interests
(Cost $1,633,173,270)		1,644,591,347

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 17.5%
Collateralized Loan Obligations - 9.8%
Diamond CLO Ltd.
2018-1A, 2.82% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[5,8]	13,500,000	$13,477,910
2018-1A, 2.02% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/22/30[5,8]	11,000,000	10,926,534
2021-1A, 3.60% (3 Month USD LIBOR + 3.40%, Rate Floor: 3.40%) due 04/25/29[5,8]	5,500,000	5,498,900
2018-1A, 3.92% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[5,8]	5,000,000	4,987,663
2021-1A, 2.60% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/25/29[5,8]	1,322,000	1,321,736
BXMT Ltd.
2020-FL2, 1.76% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/16/37[5,8]	15,640,000	15,634,604
2020-FL2, 2.06% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 02/16/37[5,8]	8,000,000	7,962,560
2020-FL3, 2.91% (1 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 03/15/37[5,8]	7,350,000	7,344,775
Tralee CLO III Ltd.
2017-3A, 1.67% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[5,8]	31,000,000	30,875,988
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 2.07% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/20/29[5,8]	19,500,000	19,499,663
2021-9A, 3.03% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 01/20/33[5,8]	9,950,000	9,949,791
KREF Funding V LLC
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,8	27,000,000	26,795,967
0.15% due 06/25/26†††,14	73,636,363	36,082
LoanCore Issuer Ltd.
2021-CRE4, 2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/15/35[5,8]	13,500,000	13,475,630
2019-CRE2, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[5,8]	12,850,000	12,837,173
Voya CLO Ltd.
2021-2A, due 06/07/30[5,8]	16,500,000	16,496,700
2013-1A, due 10/15/30[5,12]	28,970,307	9,636,712

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Golub Capital Partners CLO Ltd.
2018-36A, 2.30% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[5,8]	20,000,000	$19,525,238
2018-39A, 2.42% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[5,8]	5,000,000	4,980,091
NewStar Clarendon Fund CLO LLC
2019-1A, 2.27% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 01/25/27[5,8]	14,050,000	14,019,280
2019-1A, 3.27% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[5,8]	4,500,000	4,479,169
2019-1A, 1.52% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[5,8]	2,989,065	2,986,961
2015-1A, 4.57% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[5,8]	1,300,000	1,299,798
MidOcean Credit CLO VII
2020-7A, 2.44% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 07/15/29[5,8]	21,000,000	20,875,268
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,12]	32,400,000	20,093,521
BSPRT Issuer Ltd.
2021-FL6, 3.10% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/15/36[5,8]	18,425,000	18,399,297
BDS Ltd.
2019-FL3, 2.41% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 12/15/35[5,8]	18,300,000	18,277,077
Crown Point CLO III Ltd.
2017-3A, 1.69% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[5,8]	15,000,000	14,999,971
Cerberus Loan Funding XXX, LP
2020-3A, 3.88% (3 Month USD LIBOR + 3.65%, Rate Floor: 3.65%) due 01/15/33[5,8]	14,500,000	14,524,203
OZLM XIII Ltd.
2018-13A, 2.31% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 07/30/27[5,8]	12,650,000	12,631,516
Lake Shore MM CLO III LLC
2020-1A, 3.43% (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 10/15/29[5,8]	12,200,000	12,176,792

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Palmer Square Loan Funding Ltd.
2018-4A, 2.09% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 11/15/26[5,8]	9,050,000	$9,055,140
2018-5A, 2.12% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/20/27[5,8]	3,000,000	3,001,707
MP CLO VIII Ltd.
2018-2A, 2.12% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[5,8]	11,950,000	11,897,393
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A, 2.89% (3 Month USD LIBOR + 2.70%, Rate Floor: 2.70%) due 01/20/32[5,8]	11,500,000	11,498,475
Atlas Senior Loan Fund IX Ltd.
2018-9A, 2.02% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[5,8]	10,250,000	10,125,491
2018-9A, due 04/20/28[5,12]	9,600,000	1,154,650
Mountain Hawk II CLO Ltd.
2018-2A, 2.57% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[5,8]	8,250,000	8,250,393
2013-2A, 3.37% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[5,8]	2,750,000	2,749,740
TCP Waterman CLO Ltd.
2016-1A, 3.18% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 12/15/28[5,8]	11,000,000	10,985,355
Telos CLO Ltd.
2017-6A, 2.82% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27[5,8]	7,500,000	7,488,223
2017-6A, 1.49% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[5,8]	1,626,515	1,626,565
Magnetite Xxix Ltd.
2021-29A, 2.70% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/34[5,8]	8,800,000	8,913,138
Carlyle Global Market Strategies CLO Ltd.
2017-2A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/18/29[5,8]	3,500,000	3,474,476
2012-3A, due 01/14/32[5,12]	6,400,000	2,672,934
2013-3X SUB, due 10/15/30[12]	4,938,326	1,478,718
2018-1A, 2.07% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/20/27[5,8]	1,150,000	1,148,865

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Marathon CLO V Ltd.
2017-5A, 1.63% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[5,8]	7,920,233	$7,844,224
2013-5A, due 11/21/27[5,12]	5,500,000	334,400
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[5,12]	9,500,000	8,128,068
Flagship CLO VIII Ltd.
2018-8A, 2.02% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[5,8]	8,025,000	8,010,908
Venture XIV CLO Ltd.
2020-14A, 2.44% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[5,8]	8,000,000	7,985,888
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[12]	13,084,609	7,714,939
Madison Park Funding XLVIII Ltd.
2021-48A, 3.14% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/19/33[5,8]	7,500,000	7,507,690
Newstar Commercial Loan Funding LLC
2017-1A, 3.69% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[5,8]	7,500,000	7,487,459
ACRE Commercial Mortgage Ltd.
2021-FL4, 2.71% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 12/18/37[5,8]	7,350,000	7,347,132
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[5,12]	19,435,737	7,207,821
ACIS CLO Ltd.
2014-4A, 2.76% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 05/01/26[5,8]	3,600,000	3,600,309
2015-6A, 3.58% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[5,8]	3,250,000	3,258,082
Marathon CRE Ltd.
2018-FL1, 3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[5,8]	6,000,000	5,967,980
2018-FL1, 2.71% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 06/15/28[5,8]	650,000	644,960
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[5,12]	11,700,000	6,285,404
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[5,12]	7,895,000	5,507,749

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
CHCP Ltd.
2021-FL1, 3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 02/15/38[5,8]	5,500,000	$5,502,352
Silvermore CLO Ltd.
2014-1A, 3.19% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26[5,8]	5,500,000	5,498,987
Hull Street CLO Ltd.
2014-1A, 3.83% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26[5,8]	5,785,000	5,474,080
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[5]	5,250,000	5,233,340
Sudbury Mill CLO Ltd.
2017-1A, 2.67% (3 Month USD LIBOR + 2.45%, Rate Floor: 0.00%) due 01/17/26[5,8]	5,000,000	4,975,819
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[5,12]	13,790,000	4,307,927
Jackson Mill CLO Ltd.
2018-1A, 2.09% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[5,8]	4,150,000	4,120,712
WhiteHorse X Ltd.
2015-10A, 5.52% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[5,8]	4,980,000	4,062,131
Madison Park Funding XVI Ltd.
2016-16A, 2.87% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 04/20/26[5,8]	4,000,000	3,996,012
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 2.94% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/16/33[5,8]	4,050,000	3,991,883
Adams Mill CLO Ltd.
2014-1A, 5.24% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[5,8]	4,000,000	3,524,927
Monroe Capital CLO Ltd.
2017-1A, 3.82% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[5,8]	3,000,000	2,974,401
2017-1A, 1.57% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[5,8]	96,272	96,255
BNPP IP CLO Ltd.
2014-2A, 5.46% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[5,8]	5,844,992	3,039,396
Mountain Hawk III CLO Ltd.
2014-3A, 3.02% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 04/18/25[5,8]	3,000,000	2,996,707

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
KVK CLO Ltd.
2013-1A, due 01/14/28[5,12]	11,900,000	$2,878,943
AMMC CLO XI Ltd.
2012-11A, due 04/30/31[5,12]	5,650,000	2,483,147
Denali Capital CLO XI Ltd.
2018-1A, 2.37% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[5,8]	2,500,000	2,481,950
Exantas Capital Corporation Ltd.
2019-RSO7, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/36[5,8]	1,500,000	1,505,706
KKR CLO 19 Ltd.
2017-19, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 10/15/30[5,8]	1,350,000	1,333,169
Babson CLO Ltd.
2014-IA, due 07/20/25[5,12]	11,900,000	1,148,350
Dryden Senior Loan Fund
due 01/15/31[12]	1,897,598	945,167
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[5,12]	1,500,000	657,213
Copper River CLO Ltd.
2007-1A, due 01/20/21[7,12]	8,150,000	240,099
TICP CLO III-2 Ltd.
2018-3R, 1.06% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[5,8]	218,855	218,948
West CLO Ltd.
2013-1A, due 11/07/25[5,12]	5,300,000	192,390
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.19% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[5,8]	60,420	60,475
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,12]	4,219,178	4,894
Total Collateralized Loan Obligations		650,326,226

Transport-Aircraft - 4.3%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[5]	22,253,906	22,298,690
2017-1, 3.97% due 07/15/42	21,220,977	21,234,575
2016-1, 4.45% due 08/15/41	9,057,599	9,064,163
2019-1A, 3.97% due 04/15/39[5]	7,531,795	7,515,787
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	49,823,614	48,210,226
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[5]	22,695,461	22,915,671
2019-1, 3.60% due 09/15/39[5]	7,159,894	7,216,254
2017-1, 6.30% due 02/15/42[5]	5,395,449	5,247,789
AASET Trust
2017-1A, 3.97% due 05/16/42[5]	27,582,741	27,635,689
2020-1A, 4.34% due 01/16/40[5]	6,611,667	6,220,755

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Raspro Trust
2005-1A, 1.15% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[5,8]	26,934,410	$26,723,272
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]	22,242,551	22,129,868
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[5]	19,110,530	19,264,696
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[5]	9,117,555	8,237,377
2020-1A, 3.23% due 03/15/40[5]	665,932	660,670
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[5]	6,948,195	6,990,223
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[5]	6,166,796	6,224,764
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[5,13]	4,391,727	4,379,687
WAVE LLC
2019-1, 3.60% due 09/15/44[5]	4,142,411	4,143,369
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[5]	3,158,451	3,248,883
Stripes Aircraft Ltd.
2013-1 A1, 3.61% due 03/20/23†††	3,037,079	2,993,114
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[7]	1,943,752	1,555,001
2013-1A, 6.38% due 12/13/48[7]	1,467,369	1,013,301
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,7,10	2,097,481	210
Total Transport-Aircraft		285,124,034

Financial - 1.2%
HV Eight LLC
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25[8]	EUR 28,000,000	32,833,021
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR 20,994,666	24,611,815
Nassau LLC
2019-1, 3.98% due 08/15/34[5]	16,889,389	17,113,183
Ceamer Finance LLC
3.69% due 03/22/31	6,000,000	5,880,000
Station Place Securitization Trust Series
2020-WL1, 3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 06/25/51†††,7,8	2,600,000	2,600,000
Total Financial		83,038,019

Whole Business - 0.8%
TSGE
2017-1, 6.25% due 09/25/31†††	42,550,000	44,384,520
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/07/49[5]	4,527,250	4,762,486
2019-1A, 4.19% due 06/07/49[5]	2,089,500	2,145,708
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[5]	2,719,063	2,946,376

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Wendy’s Funding LLC
2018-1A, 3.88% due 03/15/48[5]	387,000	$407,863
2015-1A, 4.50% due 06/15/45[5]	47,250	47,563
Drug Royalty III Limited Partnership 1
2017-1A, 2.74% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/27[5,8]	357,091	357,088
Total Whole Business		55,051,604

Infrastructure - 0.6%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[5]	23,700,000	25,519,164
2020-1A, 4.09% due 06/15/50[5]	5,183,000	5,401,879
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[7]	6,793,748	6,999,198
Total Infrastructure		37,920,241

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding 3 Ltd.
2021-3A, 3.47% due 01/28/39[5]	14,250,000	14,125,937
Anchorage Credit Funding 4 Ltd.
2021-4A, 3.12% due 04/27/39[5]	9,200,000	9,118,318
2021-4A, 3.52% due 04/27/39[5]	4,250,000	4,207,428
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[7,8]	1,064,313	1,059,215
Total Collateralized Debt Obligations		28,510,898

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	15,300,000	16,354,218

Net Lease - 0.2%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[5]	10,550,000	10,434,281

Insurance - 0.0%
J.G. Wentworth XLI LLC
2018-1A, 4.70% due 10/15/74[5]	400,000	410,683
Total Asset-Backed Securities
(Cost $1,152,706,713)		1,167,170,204

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 8.3%
Residential Mortgage Backed Securities - 7.3%
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[8]	25,026,559	16,151,288
2006-WMC3, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[8]	10,854,760	8,529,229
2006-HE3, 0.27% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36[8]	6,879,153	6,328,936
2006-WMC4, 0.23% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[8]	8,614,362	5,534,613
2006-WMC4, 0.19% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36[8]	3,642,454	2,326,245

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Lehman XS Trust Series
2006-16N, 0.32% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[8]	17,751,602	$17,659,951
2006-18N, 0.29% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[8]	13,949,003	14,334,805
2006-10N, 0.53% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 07/25/46[8]	3,702,581	3,752,123
RALI Series Trust
2006-QO6, 0.47% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46[8]	33,518,432	11,245,759
2007-QO2, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[8]	15,635,221	8,226,054
2006-QO8, 0.51% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 10/25/46[8]	6,040,061	5,891,798
2006-QO6, 0.57% (1 Month USD LIBOR + 0.46%, Rate Floor: 0.46%) due 06/25/46[8]	8,721,039	2,978,392
2006-QO2, 0.65% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 02/25/46[8]	6,565,645	2,091,953
2006-QO6, 0.63% (1 Month USD LIBOR + 0.52%, Rate Floor: 0.52%) due 06/25/46[8]	5,502,233	1,904,706
2006-QO2, 0.79% (1 Month USD LIBOR + 0.68%, Rate Floor: 0.68%) due 02/25/46[8]	3,513,177	1,164,342
2006-QO2, 0.55% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[8]	235,489	72,175
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 0.47% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[8]	26,792,184	13,529,086
2007-HE2, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[8]	20,415,407	10,108,750
2007-HE4, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[8]	7,853,270	6,580,830
2007-HE4, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[8]	2,496,103	1,884,246
Long Beach Mortgage Loan Trust
2006-6, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[8]	15,548,412	8,213,699

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-8, 0.27% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 09/25/36[8]	18,552,114	$7,301,160
2006-4, 0.43% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 05/25/36[8]	11,340,689	4,939,896
2006-1, 0.49% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 02/25/36[8]	4,363,663	3,891,297
2006-6, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[8]	4,841,587	2,511,826
2006-8, 0.20% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[8]	5,027,274	1,943,980
2006-6, 0.21% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 07/25/36[8]	2,802,692	1,440,539
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.74% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[8]	28,841,912	28,392,289
FKRT
2020-C2A, 3.25% due 12/30/23†††,7	26,181,733	26,213,150
American Home Mortgage Assets Trust
2006-1, 0.49% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 05/25/46[8]	10,154,572	9,713,617
2006-6, 0.32% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[8]	11,128,179	9,519,903
2006-3, 1.20% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46[8]	6,392,158	5,271,973
Ameriquest Mortgage Securities Trust
2006-M3, 0.28% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[8]	23,443,274	15,765,276
2006-M3, 0.21% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[8]	14,995,456	6,341,938
2006-M3, 0.35% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 10/25/36[8]	3,591,196	1,542,386
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[5,8]	22,886,697	22,926,133

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 0.33% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[8]	24,461,233	$11,336,546
2006-2, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[8]	18,660,860	8,570,618
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 0.33% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[8]	22,693,635	13,294,950
2006-HE6, 0.21% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 09/25/36[8]	4,782,354	2,268,827
2007-HE4, 0.34% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[8]	4,175,447	1,770,424
IXIS Real Estate Capital Trust
2007-HE1, 0.27% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[8]	25,654,200	8,821,448
2007-HE1, 0.34% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[8]	18,175,640	6,316,980
GSAMP Trust
2007-NC1, 0.24% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[8]	22,015,637	14,648,463
GSAA Home Equity Trust
2006-3, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36[8]	13,263,695	8,987,542
2006-9, 0.59% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 06/25/36[8]	8,772,930	3,764,723
2007-7, 0.65% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37[8]	955,317	941,154
Master Asset Backed Securities Trust
2006-WMC3, 0.27% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[8]	11,558,435	5,348,415
2006-HE3, 0.31% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 08/25/36[8]	10,330,354	4,185,386
2006-HE3, 0.41% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/36[8]	8,685,361	3,555,352

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[8]	13,215,850	$12,129,080
Nationstar Home Equity Loan Trust
2007-C, 0.28% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37[8]	11,170,569	10,864,128
Home Equity Loan Trust
2007-FRE1, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[8]	10,082,956	9,501,244
First NLC Trust
2007-1, 0.39% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[5,8]	7,809,050	5,076,340
2007-1, 0.18% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37[5,8]	5,921,853	3,748,706
Alternative Loan Trust
2007-OA7, 0.29% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[8]	9,248,111	8,804,964
Argent Securities Trust
2006-W5, 0.41% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36[8]	10,949,708	8,463,022
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 0.34% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[8]	8,762,821	5,580,993
2007-HE4, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[8]	3,495,943	2,616,534
ACE Securities Corporation Home Equity Loan Trust Series
2007-ASP1, 0.49% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 03/25/37[8]	12,522,451	7,498,724
HSI Asset Securitization Corporation Trust
2007-HE1, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37[8]	7,176,512	6,087,028
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.10% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[8]	5,124,780	4,402,189

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Morgan Stanley Mortgage Loan Trust
2006-9AR, 0.41% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/36[8]	9,713,599	$3,966,253
Nomura Resecuritization Trust
2015-4R, 1.81% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,8]	3,025,614	3,011,112
Alliance Bancorp Trust
2007-OA1, 0.35% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[8]	2,812,283	2,611,863
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.26% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[5,8]	1,052,880	1,004,235
Morgan Stanley Re-REMIC Trust
2010-R5, 1.55% due 06/26/36[5]	808,134	742,903
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[8]	544,308	535,311
Total Residential Mortgage Backed Securities		486,679,800

Commercial Mortgage Backed Securities - 0.5%
GS Mortgage Securities Corporation Trust
2017-STAY, 2.51% (1 Month USD LIBOR + 2.40%, Rate Floor: 2.15%) due 07/15/32[5,8]	16,531,000	16,488,582
2020-UPTN, 3.25% (WAC) due 02/10/37[5,8]	8,256,000	7,788,606
2020-DUNE, 2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/15/36[5,8]	7,340,000	6,846,541
2020-DUNE, 2.01% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36[5,8]	2,750,000	2,600,092
BX Commercial Mortgage Trust
2019-XL, 2.41% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/36[5,8]	2,200,796	2,199,290
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	1,019,831	1,019,484
Total Commercial Mortgage Backed Securities		36,942,595

Military Housing - 0.5%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.65% (WAC) due 11/25/52[5,8,14]	162,469,970	9,141,324

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2015-R1, 0.52% (WAC) due 11/25/55[5,8,14]	66,210,064	$4,327,351
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,5	9,000,000	11,058,983
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[5]	5,626,602	5,805,641
Total Military Housing		30,333,299

Total Collateralized Mortgage Obligations
(Cost $594,217,449)		553,955,694

U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
0.02% due 06/03/21[9,15]	15,050,000	15,049,539
0.04% due 06/03/21[9,15]	2,700,000	2,699,917
Total U.S. Treasury Bills
(Cost $17,749,208)		17,749,456

SENIOR FIXED RATE INTERESTS†† - 0.1%
Consumer, Cyclical - 0.1%
WESCO
5.25% due 06/14/24†††	CAD 3,920,000	3,111,695
Belk, Inc.
13.00% (in-kind rate was 8.00%) due 07/31/25[11]	1,908,043	1,221,147
Total Consumer, Cyclical		4,332,842

Total Senior Fixed Rate Interests
(Cost $4,902,411)		4,332,842

	Notional Value
OTC OPTIONS PURCHASED†† - 0.4%
Call options on:
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	1,424,100,000	13,215,648
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	709,900,000	6,587,872
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	661,700,000	4,883,346
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	126,600,000	1,174,848
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	82,200,000	606,636
Total OTC Options Purchased
(Cost $6,442,615)		26,468,350

Total Investments - 105.3%
(Cost $6,873,257,641)		$7,016,838,284

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Contracts	Value
OTC OPTIONS WRITTEN† - 0.0%
Call options on:
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring June 2021 with strike price of $35.00 (Notional Value $2,401)	1	$(80)
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021 with strike price of $35.00 (Notional Value $36,015)	15	(4,162)
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021 with strike price of $30.00 (Notional Value $436,982)	182	(60,970)
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021 with strike price of $40.00 (Notional Value $657,874)	274	(64,390)
Total OTC Options Written
(Premiums received $283,563)		(129,602)
Other Assets & Liabilities, net - (5.3)%		(354,529,302)
Total Net Assets - 100.0%		$6,662,179,380

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	239	Jun 2021	$40,840,320	$599,750
Commodity Futures Contracts Sold Short†
WTI Crude Futures Contracts	909	Apr 2021	53,921,880	5,033,751

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
J.P. Morgan Securities LLC	CME	Receive	3-Month USD LIBOR	1.65%	Quarterly	03/17/31
J.P. Morgan Securities LLC	LCH	Pay	Sterling Overnight Interbank Average Rate	0.02%	At Maturity	05/06/21
J.P. Morgan Securities LLC	LCH	Pay	Sterling Overnight Interbank Average Rate	0.02%	At Maturity	05/06/21
J.P. Morgan Securities LLC	LCH	Pay	Sterling Overnight Interbank Average Rate	0.03%	At Maturity	05/06/21
J.P. Morgan Securities LLC	LCH	Pay	3-Month ILS TELBOR	1.01%	Quarterly	01/25/28
J.P. Morgan Securities LLC	LCH	Pay	3-Month ILS TELBOR	0.92%	Quarterly	11/15/27

Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
J.P. Morgan Securities LLC	$180,000,000	$2,522,322	$1,683	$2,520,639
J.P. Morgan Securities LLC	GBP 2,503,488,000	(85,002)	—	(85,002)
J.P. Morgan Securities LLC	GBP 2,558,712,000	(111,245)	1,080	(112,325)
J.P. Morgan Securities LLC	GBP 5,006,976,000	(149,572)	—	(149,572)
J.P. Morgan Securities LLC	ILS 156,832,000	(625,445)	496	(625,941)
J.P. Morgan Securities LLC	ILS 159,859,000	(684,551)	—	(684,551)
		$866,507	$3,259	$863,248

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	VanEck Vectors Gold Miners ETF	0.36% (1 Month USD LIBOR + 0.25%)	Monthly	04/16/21	1,053,640	$34,243,300	$(8,913,794)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	178,600,000	BRL	07/01/21	$42,785,007	$31,556,573	$11,228,434
Citibank, N.A.	122,150,000	BRL	07/01/21	29,677,306	21,582,504	8,094,802
Citibank, N.A.	6,320,158,500	JPY	07/01/21	62,232,010	57,127,729	5,104,281
Barclays Bank plc	6,018,007,500	JPY	07/01/21	59,168,297	54,396,595	4,771,702
Barclays Bank plc	143,090,000	EUR	04/16/21	171,620,114	167,827,081	3,793,033
Goldman Sachs International	8,850,000	BRL	07/01/21	2,073,328	1,563,694	509,634
Goldman Sachs International	8,973,000	GBP	04/16/21	12,548,157	12,370,038	178,119
Bank of America, N.A.	20,947,000	EUR	06/30/21	24,738,448	24,608,480	129,968
JPMorgan Chase Bank, N.A.	14,074,000	EUR	04/16/21	16,625,114	16,507,082	118,032
Barclays Bank plc	92,228,427	ILS	08/01/22	27,935,310	27,899,121	36,189
Citibank, N.A.	1,970,000	GBP	04/16/21	2,738,205	2,715,811	22,394
Morgan Stanley Capital Services LLC	205,000	GBP	04/16/21	283,548	282,610	938
Citibank, N.A.	305,100	ILS	04/26/21	91,623	91,371	252
Citibank, N.A.	4,789,000	CAD	04/16/21	3,811,655	3,811,726	(71)
Barclays Bank plc	684,673	ILS	08/02/21	204,027	205,520	(1,493)
UBS AG	7,975,000	GBP	04/16/21	10,992,525	10,994,211	(1,686)
UBS AG	28,000,000	EUR	04/16/21	32,814,628	32,840,578	(25,950)
Bank of America, N.A.	7,363,900	ILS	01/31/22	2,183,190	2,219,673	(36,483)
Bank of America, N.A.	79,971,800	ILS	04/30/21	23,698,472	23,950,866	(252,394)
Goldman Sachs International	38,713,300	ILS	04/30/21	11,336,277	11,594,300	(258,023)
Goldman Sachs International	57,434,200	ILS	01/31/22	17,016,598	17,312,178	(295,580)
Goldman Sachs International	32,149,325	EUR	07/30/21	37,345,460	37,794,569	(449,109)
JPMorgan Chase Bank, N.A.	29,016,000	EUR	07/30/21	33,489,397	34,111,049	(621,652)
Citibank, N.A.	193,819,000	ILS	04/30/21	56,980,496	58,047,123	(1,066,627)
						$30,978,710

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation
Goldman Sachs International	312,504,100	ILS	04/30/21	$87,609,812	$93,592,288	$5,982,476
Goldman Sachs International	92,228,427	ILS	08/01/22	24,775,937	27,899,121	3,123,184

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Goldman Sachs International	64,798,100	ILS	01/31/22	$17,651,728	$19,531,852	$1,880,124
Goldman Sachs International	61,165,325	EUR	07/30/21	70,187,211	71,905,618	1,718,407
Goldman Sachs International	684,673	ILS	08/02/21	183,706	205,520	21,814
JPMorgan Chase Bank, N.A.	186,000	GBP	04/16/21	254,971	256,417	1,446
Citibank, N.A.	578,000	ILS	04/26/21	173,350	173,099	(251)
UBS AG	3,907,590	ILS	04/26/21	1,180,998	1,170,244	(10,754)
Citibank, N.A.	309,600,000	BRL	07/01/21	59,488,074	54,702,770	(4,785,304)
JPMorgan Chase Bank, N.A.	12,338,166,000	JPY	07/01/21	120,472,255	111,524,325	(8,947,930)
						$(1,016,788)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
[3]	Perpetual maturity.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,748,480,314 (cost $2,706,017,002), or 41.3% of total net assets.

[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2020, the total market value of segregated or earmarked securities was $112,216,626 — See Note 6.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $48,097,920 (cost $60,666,278), or 0.7% of total net assets — See Note 10.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

[8]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[9]	All or a portion of this security is pledged as interest rate swap collateral at March 31, 2021.
[10]	Security is in default of interest and/or principal obligations.
[11]	Payment-in-kind security.
[12]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[13]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2021. See table below for additional step information for each security.

[14]	Security is an interest-only strip.
[15]	Rate indicated is the effective yield at the time of purchase.
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ILS — Israeli New Shekel
JPY — Japanese Yen
LCH — London Clearing House
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
PPV — Public-Private Venture
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
TELBOR — Tel Aviv Interbank Offered Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$265,111,692	$7,569,996	$2,732,955		$275,414,643
Preferred Stocks	9,817,080	244,436,900	—	*	254,253,980
Warrants	7,597,346	—	—		7,597,346
Mutual Funds	90,890,477	—	—		90,890,477
Closed-End Funds	85,814,496	—	—		85,814,496
Money Market Fund	216,504,097	—	—		216,504,097
Corporate Bonds	—	2,570,244,332	101,851,020		2,672,095,352
Senior Floating Rate Interests	—	1,419,575,876	225,015,471		1,644,591,347
Asset-Backed Securities	—	1,049,394,278	117,775,926		1,167,170,204
Collateralized Mortgage Obligations	—	516,683,561	37,272,133		553,955,694
U.S. Treasury Bills	—	17,749,456	—		17,749,456
Senior Fixed Rate Interests	—	1,221,147	3,111,695		4,332,842
Options Purchased	—	26,468,350	—		26,468,350
Commodity Futures Contracts**	5,633,501	—	—		5,633,501
Interest Rate Swap Agreements**	—	2,520,639	—		2,520,639
Forward Foreign Currency Exchange Contracts**	—	46,715,229	—		46,715,229
Total Assets	$681,368,689	$5,902,579,764	$487,759,200		$7,071,707,653

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$129,602	$—	$—	$129,602
Interest Rate Swap Agreements**	—	1,657,391	—	1,657,391
Equity Index Swap Agreements**	—	8,913,794	—	8,913,794
Forward Foreign Currency Exchange Contracts**	—	16,753,307	—	16,753,307
Unfunded Loan Commitments (Note 9)	—	—	2,222,482	2,222,482
Total Liabilities	$129,602	$27,324,492	$2,222,482	$29,676,576

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $72,259,339 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$85,350,553	Yield Analysis	Yield	2.2%-4.0%	3.2%
Asset-Backed Securities	32,425,373	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	26,213,150	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	11,058,983	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	1,530,853	Third Party Pricing	Broker Quote	—	—
Common Stocks	1,201,940	Enterprise Value	Valuation Multiple	2.9x-15.7x	6.4x
Common Stocks	162	Model Price	Liquidation Value	—	—
Corporate Bonds	64,061,314	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	30,808,586	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	6,981,120	Model Price	Purchase Price	—	—
Senior Fixed Rate Interests	3,111,695	Yield Analysis	Yield	5.3%	—
Senior Floating Rate Interests	138,634,970	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	40,044,471	Yield Analysis	Yield	4.8%-8.4%	6.6%
Senior Floating Rate Interests	21,621,375	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	20,793,415	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	2,339,767	Model Price	Market Comparable Yields	6.4%	—
Senior Floating Rate Interests	1,165,562	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	415,911	Model Price	Purchase Price	—	—
Total Assets	$487,759,200

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Liabilities:
Unfunded Loan Commitments	$2,222,482	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had securities with a total value of $118,852,692 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $32,443,976 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$136,219,530	$54,252,847	$22,823,465	$74,589,734	$8,060,143
Purchases/(Receipts)	—	26,226,561	42,300,000	134,758,660	—
(Sales, maturities and paydowns)/Fundings	(35,936,392)	(41,567,366)	(71,634)	(28,945,231)	(765,169)
Amortization of premiums/discounts	3,612	(11,556)	411	185,642	—
Total realized gains (losses) included in earnings	677	(92)	—	(11,862,932)	(367,642)
Total change in unrealized appreciation (depreciation) included in earnings	1,126,813	(1,628,261)	(1,894,286)	14,111,516	1,649,366
Transfers into Level 3	26,795,967	—	39,754,273	49,649,639	1,423,013
Transfers out of Level 3	(10,434,281)	—	(1,061,209)	(7,471,557)	(7,266,756)
Ending Balance	$117,775,926	$37,272,133	$101,851,020	$225,015,471	$2,732,955
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$1,606,179	$(1,254,459)	$(1,891,908)	$129,619	$418,272

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
MACRO OPPORTUNITIES FUND

	Assets			Liabilities
	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$110,798	$6,285,245	$302,341,762	$(1,311,693)
Purchases/(Receipts)	—	476,625	203,761,846	(2,031,353)
(Sales, maturities and paydowns)/Fundings	—	(1,323,485)	(108,609,277)	757,567
Amortization of premiums/discounts	—	(249)	177,860	(15,187)
Total realized gains (losses) included in earnings	—	139	(12,229,850)	56,956
Total change in unrealized appreciation (depreciation) included in earnings	(110,798)	2,653,793	15,908,143	321,228
Transfers into Level 3	—	1,229,800	118,852,692	—
Transfers out of Level 3	—	(6,210,173)	(32,443,976)	—
Ending Balance	$— *	$3,111,695	$487,759,200	$(2,222,482)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$(110,798)	$175,021	$(928,074)	$392,573

*	Security has a market value of $0.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
MACRO OPPORTUNITIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC*	$13,236	$—	$—	$—
Targus Group International Equity, Inc.*	26,242	—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	24,454,689	280,945	—	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	17,551,325	40,568,935	—	—
Closed-End Funds
Guggenheim Strategic Opportunities Fund	9,279,301	—	—	—
	$51,324,793	$40,849,880	$—	$—

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income	Capital Gain Distributions
Common Stocks
BP Holdco LLC*	$—	$13,236	37,539	$—	$—
Targus Group International Equity, Inc.*	1,094	27,336	12,773	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	2,820,552	27,556,186	1,003,137	280,945	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	5,214,031	63,334,291	1,892,836	412,835	1,006,240
Closed-End Funds
Guggenheim Strategic Opportunities Fund	1,787,320	11,066,621	527,233	576,055	—
	$9,822,997	$101,997,670		$1,269,835	$1,006,240

*	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MACRO OPPORTUNITIES FUND

March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $6,780,281,000)	$6,914,840,614
Investments in affiliated issuers, at value (cost $92,976,641)	101,997,670
Foreign currency, at value (cost $11,442,392)	11,442,392
Cash	3,258,906
Segregated cash with broker	13,896,054
Unamortized upfront premiums paid on interest rate swap agreements	3,259
Unrealized appreciation on forward foreign currency exchange contracts	46,715,229
Prepaid expenses	354,744
Receivables:
Securities sold	84,935,756
Interest	43,683,361
Fund shares sold	17,179,841
Swap settlement	6,231,710
Variation margin on futures contracts	1,662,990
Dividends	442,000
Variation margin on interest rate swap agreements	214,198
Total assets	7,246,858,724

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $3,613,312)	2,222,482
Reverse repurchase agreements (Note 6)	72,259,339
Options written, at value (premiums received $283,563)	129,602
Segregated cash due to broker	53,537,604
Unrealized depreciation on OTC swap agreements	8,913,794
Unrealized depreciation on forward foreign currency exchange contracts	16,753,307
Payable for:
Securities purchased	406,912,762
Fund shares redeemed	15,483,834
Management fees	4,162,360
Distributions to shareholders	3,013,069
Fund accounting/administration fees	371,340
Distribution and service fees	293,918
Transfer agent/maintenance fees	174,926
Trustees’ fees*	79,723
Due to Investment Adviser	63,350
Miscellaneous	307,934
Total liabilities	584,679,344
Net assets	$6,662,179,380

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)(concluded)
MACRO OPPORTUNITIES FUND

March 31, 2021

Net assets consist of:
Paid in capital	$6,723,989,175
Total distributable earnings (loss)	(61,809,795)
Net assets	$6,662,179,380

A-Class:
Net assets	$389,757,525
Capital shares outstanding	14,318,729
Net asset value per share	$27.22
Maximum offering price per share (Net asset value divided by 96.00%)	$28.35

C-Class:
Net assets	$213,634,806
Capital shares outstanding	7,853,640
Net asset value per share	$27.20

P-Class:
Net assets	$131,236,110
Capital shares outstanding	4,819,406
Net asset value per share	$27.23

Institutional Class:
Net assets	$5,779,983,769
Capital shares outstanding	212,038,650
Net asset value per share	$27.26

R6-Class:
Net assets	$147,567,170
Capital shares outstanding	5,415,587
Net asset value per share	$27.25

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MACRO OPPORTUNITIES FUND

Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$7,760,182
Dividends from securities of affiliated issuers	1,269,835
Interest from securities of unaffiliated issuers	85,812,736
Total investment income	94,842,753

Expenses:
Management fees	25,044,944
Distribution and service fees:
A-Class	429,652
C-Class	1,112,478
P-Class	132,108
Transfer agent/maintenance fees:
A-Class	101,527
C-Class	77,843
P-Class	46,168
Institutional Class	1,733,166
R6-Class	2,798
Fund accounting/administration fees	1,905,229
Professional fees	396,926
Interest expense	375,147
Line of credit fees	232,546
Short sales interest expense	148,690
Trustees’ fees*	84,145
Custodian fees	76,726
Miscellaneous	118,566
Recoupment of previously waived fees:
A-Class	175,804
C-Class	96,409
P-Class	40,152
R6-Class	35
Total expenses	32,331,059
Less:
Expenses reimbursed by Adviser:
A-Class	(4,882)
P-Class	(1,884)
Institutional Class	(1,706,265)
R6-Class	(2,765)
Expenses waived by Adviser	(1,624,162)
Earnings credits applied	(5,361)
Total waived/reimbursed expenses	(3,345,319)
Net expenses	28,985,740
Net investment income	65,857,013

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)(concluded)
MACRO OPPORTUNITIES FUND

Six Months Ended March 31, 2021

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$60,224,105
Distributions received from affiliated investment companies	1,006,240
Investments sold short	102,131
Swap agreements	67,138,500
Futures contracts	(31,440,332)
Options purchased	11,427,910
Forward foreign currency exchange contracts	20,894,331
Foreign currency transactions	(1,176,580)
Net realized gain	128,176,305
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	100,934,910
Investments in affiliated issuers	9,822,997
Swap agreements	(13,773,522)
Futures contracts	10,678,575
Options purchased	14,117,707
Options written	153,961
Forward foreign currency exchange contracts	(17,979,550)
Foreign currency translations	1,895,323
Net change in unrealized appreciation (depreciation)	105,850,401
Net realized and unrealized gain	234,026,706
Net increase in net assets resulting from operations	$299,883,719

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$65,857,013	$160,220,601
Net realized gain (loss) on investments	128,176,305	(84,989,272)
Net change in unrealized appreciation (depreciation) on investments	105,850,401	175,183,745
Net increase in net assets resulting from operations	299,883,719	250,415,074

Distributions to shareholders:
A-Class	(7,854,823)	(11,564,799)
C-Class	(4,273,481)	(6,528,648)
P-Class	(2,407,347)	(3,427,318)
Institutional Class	(119,528,218)	(155,990,784)
R6-Class	(3,528,439)	(2,567,315)
Total distributions to shareholders	(137,592,308)	(180,078,864)

Capital share transactions:
Proceeds from sale of shares
A-Class	116,859,813	109,769,140
C-Class	23,201,268	15,768,558
P-Class	52,987,942	39,513,794
Institutional Class	2,237,779,947	1,756,127,971
R6-Class	18,054,715	177,460,010
Distributions reinvested
A-Class	6,404,369	9,309,460
C-Class	3,754,829	5,582,109
P-Class	2,405,753	3,425,490
Institutional Class	104,189,671	135,153,093
R6-Class	3,526,263	2,566,997
Cost of shares redeemed
A-Class	(56,739,693)	(270,489,422)
C-Class	(40,816,126)	(125,607,632)
P-Class	(26,506,020)	(71,527,362)
Institutional Class	(796,336,556)	(3,253,519,833)
R6-Class	(15,277,964)	(44,704,950)
Net increase (decrease) from capital share transactions	1,633,488,211	(1,511,172,577)
Net increase (decrease) in net assets	1,795,779,622	(1,440,836,367)

Net assets:
Beginning of period	4,866,399,758	6,307,236,125
End of period	$6,662,179,380	$4,866,399,758

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	4,274,533	4,307,718
C-Class	851,336	619,207
P-Class	1,934,084	1,570,044
Institutional Class	82,004,836	69,459,364
R6-Class	661,336	6,828,040
Shares issued from reinvestment of distributions
A-Class	235,909	364,891
C-Class	138,470	218,971
P-Class	88,546	134,225
Institutional Class	3,830,241	5,288,587
R6-Class	129,791	100,256
Shares redeemed
A-Class	(2,088,743)	(10,663,377)
C-Class	(1,498,784)	(4,940,194)
P-Class	(986,893)	(2,812,895)
Institutional Class	(29,323,112)	(128,005,044)
R6-Class	(565,078)	(1,764,938)
Net increase (decrease) in shares	59,686,472	(59,295,145)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$26.31	$25.82	$26.53	$26.67	$26.01	$26.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.74	.72	.72	.95	1.16
Net gain (loss) on investments (realized and unrealized)	1.26	.61	(.62)	(.08)	.68	.21
Total from investment operations	1.53	1.35	.10	.64	1.63	1.37
Less distributions from:
Net investment income	(.62)	(.86)	(.79)	(.78)	(.97)	(1.43)
Net realized gains	—	—	(.02)	—	—	—
Total distributions	(.62)	(.86)	(.81)	(.78)	(.97)	(1.43)
Net asset value, end of period	$27.22	$26.31	$25.82	$26.53	$26.67	$26.01

Total Return[c]	5.84%	5.39%	0.41%	2.42%	6.33%	5.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$389,758	$312,986	$461,781	$714,630	$893,104	$727,602
Ratios to average net assets:
Net investment income (loss)	2.02%	2.90%	2.76%	2.72%	3.58%	4.59%
Total expenses[d]	1.42%	1.51%	1.47%	1.43%	1.42%	1.65%
Net expenses[e,f,g]	1.36%	1.39%	1.39%	1.33%	1.27%	1.46%
Portfolio turnover rate	22%	130%	46%	66%	61%	61%

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$26.29	$25.80	$26.52	$26.65	$25.99	$26.05
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.55	.52	.53	.75	.98
Net gain (loss) on investments (realized and unrealized)	1.26	.61	(.62)	(.08)	.68	.20
Total from investment operations	1.43	1.16	(.10)	.45	1.43	1.18
Less distributions from:
Net investment income	(.52)	(.67)	(.60)	(.58)	(.77)	(1.24)
Net realized gains	—	—	(.02)	—	—	—
Total distributions	(.52)	(.67)	(.62)	(.58)	(.77)	(1.24)
Net asset value, end of period	$27.20	$26.29	$25.80	$26.52	$26.65	$25.99

Total Return[c]	5.46%	4.60%	(0.37%)	1.69%	5.55%	4.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$213,635	$219,866	$321,576	$433,121	$434,634	$337,075
Ratios to average net assets:
Net investment income (loss)	1.27%	2.15%	2.00%	1.98%	2.83%	3.87%
Total expenses[d]	2.17%	2.25%	2.20%	2.18%	2.14%	2.36%
Net expenses[e,f,g]	2.11%	2.15%	2.13%	2.09%	2.03%	2.20%
Portfolio turnover rate	22%	130%	46%	66%	61%	61%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$26.32	$25.82	$26.54	$26.68	$26.02	$26.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.74	.71	.73	.92	1.20
Net gain (loss) on investments (realized and unrealized)	1.26	.62	(.62)	(.09)	.71	.21
Total from investment operations	1.53	1.36	.09	.64	1.63	1.41
Less distributions from:
Net investment income	(.62)	(.86)	(.79)	(.78)	(.97)	(1.46)
Net realized gains	—	—	(.02)	—	—	—
Total distributions	(.62)	(.86)	(.81)	(.78)	(.97)	(1.46)
Net asset value, end of period	$27.23	$26.32	$25.82	$26.54	$26.68	$26.02

Total Return	5.84%	5.42%	0.37%	2.42%	6.33%	5.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,236	$99,575	$126,334	$160,578	$188,980	$63,665
Ratios to average net assets:
Net investment income (loss)	2.01%	2.91%	2.73%	2.73%	3.48%	4.73%
Total expenses[d]	1.42%	1.50%	1.46%	1.46%	1.44%	1.49%
Net expenses[e,f,g]	1.36%	1.40%	1.39%	1.33%	1.26%	1.33%
Portfolio turnover rate	22%	130%	46%	66%	61%	61%

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$26.34	$25.85	$26.57	$26.71	$26.04	$26.10
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.85	.81	.84	1.02	1.26
Net gain (loss) on investments (realized and unrealized)	1.26	.60	(.61)	(.09)	.71	.21
Total from investment operations	1.59	1.45	.20	.75	1.73	1.47
Less distributions from:
Net investment income	(.67)	(.96)	(.90)	(.89)	(1.06)	(1.53)
Net realized gains	—	—	(.02)	—	—	—
Total distributions	(.67)	(.96)	(.92)	(.89)	(1.06)	(1.53)
Net asset value, end of period	$27.26	$26.34	$25.85	$26.57	$26.71	$26.04

Total Return	6.05%	5.84%	0.77%	2.83%	6.73%	5.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,779,984	$4,097,303	$5,396,868	$6,065,678	$4,591,424	$2,204,079
Ratios to average net assets:
Net investment income (loss)	2.41%	3.32%	3.12%	3.15%	3.86%	4.96%
Total expenses[d]	1.08%	1.17%	1.13%	1.08%	1.06%	1.29%
Net expenses[e,f,g]	0.95%	0.99%	0.98%	0.93%	0.91%	1.08%
Portfolio turnover rate	22%	130%	46%	66%	61%	61%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$26.34	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.87	.36
Net gain (loss) on investments (realized and unrealized)	1.26	.58	(.03)
Total from investment operations	1.59	1.45	.33
Less distributions from:
Net investment income	(.68)	(.95)	(.47)
Total distributions	(.68)	(.95)	(.47)
Net asset value, end of period	$27.25	$26.34	$25.84

Total Return	6.05%	5.81%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,567	$136,669	$676
Ratios to average net assets:
Net investment income (loss)	2.42%	3.41%	2.79%
Total expenses[d]	1.01%	1.09%	1.11%
Net expenses[e,f,g]	0.95%	0.99%	1.03%
Portfolio turnover rate	22%	130%	46%

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.10%	0.03%	0.02%	0.04%	0.02%
C-Class	0.09%	0.05%	0.05%	0.11%	0.04%
P-Class	0.08%	0.03%	0.04%	0.04%	0.02%
Institutional Class	—	0.00%*	0.00%*	—	—
R6-Class	0.00%*	0.00%*	0.00%*	N/A	N/A

	*	Less than 0.01%
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.33%	1.33%	1.33%	1.31%	1.25%	1.28%
C-Class	2.08%	2.08%	2.07%	2.06%	2.00%	2.02%
P-Class	1.33%	1.33%	1.33%	1.31%	1.24%	1.15%
Institutional Class	0.92%	0.92%	0.92%	0.90%	0.88%	0.90%
R6-Class	0.92%	0.92%	0.92%	N/A	N/A	N/A

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At March 31, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”) which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2021	% of Net Assets of the Fund at March 31, 2021
01/08/15	$19,131,139	0.29%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

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(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

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(g) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(k) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications,

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including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Consolidated Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Consolidated Statement of Operations at the end of the commitment period.

(m) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(n) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Consolidated Statement of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(p) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(q) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$4,390,300,000	$—

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$854,713	$—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income, Speculation	$43,176,943	$55,128,391

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index exposure, Speculation	$430,177,776	$3,645,247

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$9,169,223,000	$30,000,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Index exposure	$384,100,000	$—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$494,210,129	$650,730,855

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity contracts	Variation margin on futures contracts
Interest Rate contracts	Investments in unaffiliated issuers, at value
Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Equity contracts		Unrealized depreciation on OTC swap agreements
Options written, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Futures Commodity Risk*	Options Written Equity Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
$—	$2,520,639	$5,633,501	$—	$26,468,350	$46,715,229	$81,337,719

Liability Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Futures Commodity Risk*	Options Written Equity Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
$8,913,794	$1,657,391	$—	$129,602	$—	$16,753,307	$27,454,094

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the period ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Commodity Risk	Futures Interest Rate Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk
$(31,531,045)	$90,713	$133,439	$24,013,591	$42,991,470

Options Purchased Interest Rate Risk	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Total
$11,427,910	$—	$20,894,331	$68,020,409

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Commodity Risk	Futures Interest Rate Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk
$10,678,575	$—	$(6,595,786)	$264,921	$(7,442,657)

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations (continued)
Options Purchased Interest Rate Risk	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Total
$14,117,707	$153,961	$(17,979,550)	$(6,802,829)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are

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generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$46,715,229	$—	$46,715,229	$(16,556,008)	$(28,989,648)	$1,169,573
Options purchased	26,468,350	—	26,468,350	—	(19,273,842)	7,194,508

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$16,753,307	$—	$16,753,307	$(16,556,008)	$—	$197,299
Equity index swap agreements	8,913,794	—	8,913,794	—	(8,913,794)	—
Options written	129,602	—	129,602	—	—	129,602

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, Total return swap agreements	$—	$9,699,000
BNP Paribas	Total return swap agreements	11,552,000	—
Citibank N.A.	Forward foreign currency exchange contracts	—	6,199,903
Goldman Sachs International	Futures contracts, Total return swap agreements, Options purchased	—	18,770,000
J.P. Morgan Securities LLC	Credit default swap agreements	—	188,636
J.P. Morgan Securities LLC	Interest rate swap agreements	2,344,054	1,980,065
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	—	3,250,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options purchased	—	13,450,000
		$13,896,054	$53,537,604

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund. A breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to the Fund’s advisory fees.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2021, the Fund waived $138,182 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/22
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/22
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/22
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/22
Macro Opportunities Fund - R6-Class	0.95%	03/13/19	02/01/22

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2021	2022	2023	2024	Total
A-Class	$193,875	$254,243	$249,814	$74,267	$772,199
C-Class	65,119	126,349	150,071	45,489	387,028
P-Class	83,132	49,360	65,030	23,051	220,573
Institutional Class	4,361,330	6,566,140	5,879,352	2,675,687	19,482,509
R6-Class	—	3,990	41,632	31,632	77,254

For the period ended March 31, 2021, GI recouped $312,400 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2021, the Fund waived $351,650 related to investments in affiliated funds.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2021, the Fund entered into reverse repurchase agreements:

Number of Days Outstanding	Balance at March 31, 2021	Average Balance Outstanding	Average Interest Rate
182	$72,259,339	$160,462,181	0.47%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Consolidated Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$72,259,339	$—	$72,259,339	$(72,259,339)	$—	$—

As of March 31, 2021, there was $72,259,339 in reverse repurchase agreements outstanding. The Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Maturity Dates	Repurchase Price
BMO Capital Markets Corp., New York Branch	0.45%	05/03/21	$71,335,559
BNP Paribas	(0.10%)	Open Maturity	923,780

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Fund:

	Up to 30 days	Overnight and continuous	Total
Corporate Bonds	$71,335,559	$923,780	$72,259,339
Gross amount of recognized liabilities for reverse repurchase agreements	$71,335,559	$923,780	$72,259,339

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$6,873,011,910	$308,976,177	$(137,734,528)	$171,241,649

Note 8 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$2,494,489,345	$1,242,730,602

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2021, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$9,925,575	$9,807,034

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$13,481,353	$41,534,527	$4,709,489

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2021, were as follows:

Borrower	Maturity Date	Face Amount*		Value
AI Aqua Zip Bidco Pty Ltd.	12/13/23		3,650,000	$4,558
Aspect Software, Inc.	07/15/23		144,301	1,118
CapStone Acquisition Holdings, Inc.	10/29/27		3,807,600	35,853
DG Investment Intermediate Holdings 2, Inc.	03/17/28		1,830,000	10,285
FCG Acquisitions, Inc	03/16/28		2,590,000	16,187
Fortis Solutions Group LLC	12/15/23		503,680	3,274
Galls LLC	01/31/24		111,351	6,854
HAH Group Holding Co. LLC	10/29/27		1,380,000	19,404
Higginbotham	11/25/22		2,844,509	17,508
Jones Deslauriers Insurance Management, Inc.	03/12/28	CAD	6,370,000	—
MB2 Dental Solutions LLC	01/29/27		6,635,096	64,501
National Mentor Holdings, Inc.	02/18/28		1,500,000	7,380
Peraton Corp.	02/22/28		10,936,022	53,909
SCP Eye Care Services LLC	03/11/28		2,407,955	3,010
Service Logic Acquisition, Inc.	10/22/27		2,442,985	22,914

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Borrower	Maturity Date	Face Amount*		Value
Sitecore Holding III A/S	03/12/26		615,333	$9,230
Solera LLC	12/02/22		7,940,287	51,056
Southern Veterinary Partners LLC	10/05/27		1,478,788	13,764
Team.Blue Finco SARL	03/18/28	EUR	756,757	3,771
Trader Interactive	06/15/23		430,769	7,653
TricorBraun Holdings, Inc.	03/03/28		1,668,554	17,386
Venture Global Calcasieu Pass LLC	08/19/26		5,701,901	313,605
Vertical (TK Elevator)	01/30/27	EUR	13,250,000	1,539,259
Zephyr Bidco Ltd.	04/08/22	GBP	20,850,000	3
				$2,222,482

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1]	01/18/12	$1,691,716	$210
Atlas Mara Ltd.
8.00% due 03/20/21	10/01/15	14,373,834	6,981,120
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	1,490,164	300,000
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	233,090	240,099
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	26,196,642	26,213,150
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,710,484	75,417
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,182,198	1,061,209
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3]	06/01/16	1,004,356	1,059,215
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48	05/25/18	6,794,676	6,999,198
Station Place Securitization Trust Series
2020-WL1, 3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 06/25/51[3]	07/15/20	2,600,000	2,600,000

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Restricted Securities	Acquisition Date	Cost	Value
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	$1,934,397	$1,555,001
2013-1A, 6.38% due 12/13/48	11/27/13	1,454,721	1,013,301
		$60,666,278	$48,097,920

[1]	Security is in default of interest and/or principal obligations.
[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-SEMI-0321x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
FLOATING RATE STRATEGIES FUND	10
NOTES TO FINANCIAL STATEMENTS	41
OTHER INFORMATION	58
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	59
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	66

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the semi-annual period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2021

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the yield on the two-year U.S. Treasury Note rose 3 basis points1 to 0.16% from 0.13%, and the 10-year U.S. Treasury Note climbed 105 basis points to 1.74% from 0.69%. The spread between the two-year U.S. Treasury Note and 10-year U.S. Treasury Note widened from 56 basis points to 158 basis points as investors repositioned in response to fears of inflationary pressure, which the Federal Reserve (the “Fed”) regards as a transitory, short-term phenomenon. Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2021

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

For the six-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Basis point – one basis point is equal to 0.01%.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.08%	5.10%	$ 1,000.00	$ 1,051.00	$ 5.52
C-Class	1.83%	4.71%	1,000.00	1,047.10	9.34
P-Class	1.08%	5.09%	1,000.00	1,050.90	5.52
Institutional Class	0.84%	5.22%	1,000.00	1,052.20	4.30
R6-Class	0.84%	5.17%	1,000.00	1,051.70	4.30

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.08%	5.00%	$ 1,000.00	$ 1,019.55	$ 5.44
C-Class	1.83%	5.00%	1,000.00	1,015.81	9.20
P-Class	1.08%	5.00%	1,000.00	1,019.55	5.44
Institutional Class	0.84%	5.00%	1,000.00	1,020.74	4.23
R6-Class	0.84%	5.00%	1,000.00	1,020.74	4.23

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Invesco Senior Loan ETF	3.8%
American Tire Distributors, Inc., 8.50%	2.3%
GTT Communications BV, 3.25%	1.4%
McGraw Hill LLC, 5.75%	1.1%
AI Aqua Zip Bidco Pty Ltd., 4.25%	1.0%
USI, Inc., 3.20%	1.0%
First Brands Group LLC	1.0%
Berry Global, Inc., 1.90%	1.0%
Power Solutions (Panther), 3.61%	1.0%
Cengage Learning Acquisitions, Inc., 5.25%	1.0%
Top Ten Total	14.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.0%**
AA	0.6%
A	0.1%
BBB	5.6%
BB	29.6%
B	45.3%
CCC	7.0%
CC	1.0%
NR2	1.5%
Other Instruments	9.3%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
**	Less than 0.1%.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	5.10%	19.36%	3.80%	4.44%
A-Class Shares with sales charge‡	1.96%	15.77%	3.17%	3.89%
C-Class Shares	4.71%	18.49%	3.04%	3.66%
C-Class Shares with CDSC§	3.71%	17.49%	3.04%	3.66%
Institutional Class Shares	5.22%	19.63%	4.04%	4.69%
Credit Suisse Leveraged Loan Index	5.72%	20.77%	5.33%	4.88%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	5.09%	19.36%	3.80%	3.13%
Credit Suisse Leveraged Loan Index	5.72%	20.77%	5.33%	4.13%

	6 Month†	1 Year	Since Inception (03/13/19)
R6-Class Shares	5.17%	19.63%	3.48%
Credit Suisse Leveraged Loan Index	5.72%	20.77%	4.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 0.1%

Energy - 0.1%
Unit Corp.*	51,278	$626,617
Permian Production Partners LLC*,†††	401,481	40
Total Energy		626,657

Industrial - 0.0%
BP Holdco LLC*,†††,1	244,278	86,130
Vector Phoenix Holdings, LP*,†††	244,278	27,648
API Heat Transfer Parent LLC*,†††	2,902,566	290
Total Industrial		114,068

Consumer, Non-cyclical - 0.0%
Targus Group International, Inc.*,†††,1	12,773	27,336
Chef Holdings, Inc.*,†††	94	5,930
Total Consumer, Non-cyclical		33,266

Consumer Products - 0.0%
Fashion Holdings Intermediate Inc.*	291	7,275

Total Common Stocks
(Cost $2,031,630)		781,266

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	618	—
Total Preferred Stocks
(Cost $493,920)		—

EXCHANGE-TRADED FUNDS† - 3.8%
Invesco Senior Loan ETF	1,370,000	30,318,100
Total Exchange-Traded Funds
(Cost $29,146,173)		30,318,100

MONEY MARKET FUND† - 5.8%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	45,829,390	45,829,390
Total Money Market Fund
(Cost $45,829,390)		45,829,390

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,5 - 89.3%
Industrial - 18.5%
Hillman Group, Inc.
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	4,819,242	4,810,953
due 02/24/28	4,280,802	4,255,845
Berry Global, Inc.
1.90% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	7,910,911	7,840,424
BWAY Holding Co.
3.44% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	7,754,995	7,580,508
Genesee & Wyoming, Inc.
2.20% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/30/26	7,462,312	7,432,015
Alliance Laundry Systems LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/08/27	7,331,625	7,314,029

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24		7,504,637	$7,290,454
USIC Holding, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/08/23		6,867,250	6,824,329
LTI Holdings, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25		6,936,517	6,822,342
Titan Acquisition Ltd. (Husky)
3.27% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		6,923,736	6,773,698
TransDigm, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		3,572,864	3,495,440
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		2,937,437	2,874,722
Cushman & Wakefield US Borrower LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25		6,293,216	6,158,164
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		5,700,000	6,050,037
Duran Group Holding GMBH
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/29/24	EUR	3,919,666	4,498,562
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/20/24†††	EUR	1,276,721	1,465,280
Altra Industrial Motion Corp.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25		5,987,320	5,937,924
Park River Holdings, Inc.
4.00% (2 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27		5,850,000	5,809,810
VC GB Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††		5,539,054	5,504,435
Gardner Denver, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27		5,000,000	4,931,250
Reynolds Group Holdings, Inc.
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/05/26		4,942,613	4,883,301

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Charter Nex US Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/01/27	4,700,000	$4,705,875
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	4,650,750	4,595,546
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	4,000,000	3,970,640
DG Investment Intermediate Holdings 2, Inc.
due 03/17/28	3,220,000	3,201,904
Ravago Holdings America, Inc.
2.61% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/04/28	2,850,000	2,835,750
YAK MAT (YAK ACCESS LLC)
10.19% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,550,000	2,066,571
Vertical (TK Elevator)
4.48% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	1,890,512	1,893,348
SkyMiles IP Limited
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,664,359	1,745,913
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 01/01/24†††,3	3,047,720	1,295,281
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 10/02/23†††,3	560,058	420,044
TAMKO Building Products, Inc.
due 05/29/26	1,200,000	1,193,256
Total Industrial		146,477,650

Consumer, Non-cyclical - 16.2%
AI Aqua Zip Bidco Pty Ltd.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23	8,088,457	8,073,332
Triton Water Holdings, Inc.
due 03/16/28	7,800,000	7,763,418
Bombardier Recreational Products, Inc.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	7,495,466	7,402,972

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	7,431,375	$7,317,229
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/05/24	6,801,987	6,795,389
Froneri US, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	6,848,250	6,749,293
Aramark Services, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25	6,400,000	6,324,032
US Foods, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/27/23	5,922,280	5,838,361
Diamond (BC) BV
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	3,948,980	3,926,352
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 09/06/24	EUR 1,578,591	1,847,607
Springs Window Fashions
4.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25	4,324,645	4,301,205
8.61% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,350,000	1,343,250
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	5,608,126	5,540,829
Weber-Stephen Products LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	5,037,375	5,031,078
DaVita, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/12/26	4,974,811	4,942,674
Hayward Industries, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	4,883,186	4,874,054
IQVIA Holdings, Inc.
1.95% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25	4,854,480	4,822,100
Cidron New Bidco Ltd.
3.00% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 04/16/25	EUR 4,125,000	4,788,637
Grifols Worldwide Operations USA, Inc.
2.08% (1 Week USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	3,519,133	3,477,959

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR 3,000,000	$3,448,347
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	3,250,000	3,228,063
Option Care Health, Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	3,191,919	3,177,971
Energizer Holdings, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27	2,850,000	2,834,553
Elanco Animal Health, Inc.
1.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	2,281,613	2,249,830
Arctic Glacier Group Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,272,564	2,140,483
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	2,074,372	2,064,000
Endo Luxembourg Finance Company I SARL
due 03/11/28	1,920,000	1,898,400
Cambrex Corp.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26	1,893,741	1,891,374
Valeant Pharmaceuticals International, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25	1,643,039	1,636,811
PPD, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 01/13/28	1,500,000	1,491,165
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	876,591	878,782
Total Consumer, Non-cyclical		128,099,550

Communications - 15.4%
GTT Communications BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/30/25	EUR 10,770,315	11,240,127

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
8.50% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) (in-kind rate was 2.50%) due 12/28/21[3]	1,566,875	$1,588,419
McGraw Hill LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/01/24	8,869,099	8,850,651
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	7,883,258	7,789,684
WMG Acquisition Corp.
2.23% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 01/12/28	7,250,000	7,215,997
UPC Financing Partnership
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/29	7,000,000	6,977,530
ProQuest, LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26	6,982,711	6,933,832
CSC Holdings, LLC
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	6,887,299	6,785,436
Ziggo Financing Partnership
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28	6,685,000	6,612,067
Zayo Group Holdings, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,648,468	6,590,161
Market Track LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	6,891,086	6,580,987
Virgin Media Bristol LLC
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	6,116,233	6,056,477
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	5,606,376	5,587,371
GTT Communications, Inc.
2.86% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25	6,126,750	5,137,525
Nielsen Finance LLC
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/04/23	5,018,381	5,008,194
SFR Group S.A.
3.79% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 02/02/26	3,388,639	3,354,041
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/25	1,658,206	1,624,147

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Titan US Finco LLC
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26		4,430,511	$4,419,435
Xplornet Communications, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27		3,970,000	3,966,903
Telenet Financing USD LLC
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/28/28		4,000,000	3,946,000
Level 3 Financing, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27		3,339,546	3,293,627
Radiate Holdco, LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/25/26		1,795,500	1,793,669
Total Communications			121,352,280

Consumer, Cyclical - 14.4%
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		18,840,233	18,377,140
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		2,017,146	1,983,116
First Brands Group LLC
due 03/19/27		7,900,000	7,890,125
Power Solutions (Panther)
3.61% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26		7,878,348	7,789,717
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	5,265,000	7,152,361
IBC Capital Ltd.
3.94% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23		7,182,880	7,114,643
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23		6,988,897	6,961,431
Navistar Inc.
3.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24		6,920,977	6,919,247
Intrawest Resorts Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24		6,707,949	6,586,401
Whatabrands, LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/26		6,493,682	6,446,798

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
PetSmart LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/11/28		6,350,000	$6,335,395
EG Finco Ltd.
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR	3,350,120	3,841,874
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25		775,588	762,155
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		4,495,003	4,440,703
Mavis Tire Express Services Corp.
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25		4,232,147	4,212,510
CNT Holdings I Corp.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27		3,800,000	3,789,322
Truck Hero, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 01/31/28		2,850,000	2,840,909
Alexander Mann
5.36% (6 Month GBP LIBOR + 5.25%, Rate Floor: 5.25%) due 06/16/25	GBP	1,540,000	1,999,106
Playtika Holding Corp.
due 03/13/28		2,000,000	1,987,500
Burlington Stores, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/18/24		2,000,000	1,981,660
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28		1,600,000	1,587,008
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28		1,400,000	1,405,838
Belk, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 07/31/25†††		516,492	515,201
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/29/24†††		567,571	505,138
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24†††		9,357	8,328
Total Consumer, Cyclical			113,433,626

Financial - 10.8%
USI, Inc.
3.20% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24		8,030,260	7,934,218
Aretec Group, Inc.

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
4.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	7,673,375	$7,656,570
AmWINS Group, Inc.
3.00% (1 Month USD LIBOR + 2.25% and 3 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/19/28	7,481,250	7,420,502
Jane Street Group LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	7,381,500	7,296,170
Alliant Holdings Intermediate LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	7,300,807	7,205,240
Focus Financial Partners LLC
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	6,776,187	6,697,922
HarbourVest Partners LP
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/03/25	6,372,346	6,320,602
NFP Corp.
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	5,091,929	5,010,763
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	4,950,000	4,953,119
Jefferies Finance LLC
3.13% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/03/26	4,617,750	4,572,727
Citadel Securities, LP
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28	4,500,000	4,447,485
Virtu Financial, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26	4,320,000	4,304,750
Ryan Specialty Group LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/01/27	3,582,000	3,576,018
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	2,586,967	2,586,554
Nexus Buyer LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	2,600,000	2,585,388
AlixPartners, LLP
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 02/04/28	2,400,000	2,389,656
Total Financial		84,957,684

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Technology - 8.3%
WEX, Inc.
due 03/19/28	7,800,000	$7,770,750
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/26	4,604,771	4,582,254
Informatica LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27	7,128,671	7,068,077
Cologix Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/20/24	5,039,389	5,027,697
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	4,708,988	4,610,288
Emerald TopCo, Inc. (Press Ganey)
3.71% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	4,477,273	4,434,739
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	4,445,131	4,429,573
Verscend Holding Corp.
due 08/27/25	4,390,000	4,385,039
Project Ruby Ultimate Parent Corp.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	3,500,000	3,483,970
Brave Parent Holdings, Inc.
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	3,168,546	3,165,916
ThoughtWorks, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/19/28	3,000,000	2,990,010
Boxer Parent Co., Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	2,985,896	2,970,967
RealPage, Inc.
due 02/18/28	2,400,000	2,387,664
Sabre GLBL, Inc.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	2,292,162	2,260,187
Peraton Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	2,173,986	2,172,182
EXC Holdings III Corp.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24	1,959,188	1,954,172

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
TIBCO Software, Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	1,790,977	$1,765,796
Total Technology		65,459,281

Basic Materials - 4.7%
Messer Industries USA, Inc.
2.70% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	7,025,591	6,963,274
Arch Coal, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 03/07/24	6,595,516	6,133,830
PQ Corp.
2.46% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/08/27	4,601,166	4,562,838
Illuminate Buyer LLC
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	3,591,000	3,571,537
GrafTech Finance, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/12/25	3,516,849	3,512,453
TricorBraun Holdings, Inc.
3.75% (6 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	2,755,356	2,726,645
INEOS Ltd.
3.25% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 01/29/26	2,600,000	2,590,250
HB Fuller Co.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/21/24	2,438,212	2,426,631
Alpha 3 BV (Atotech)
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 03/05/28	1,800,000	1,793,250
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,650,000	1,648,631
Trinseo Materials Operating S.C.A.
due 03/17/28	1,600,000	1,582,000
Total Basic Materials		37,511,339

Energy - 0.5%
Penn Virginia Holding Corp.
9.25% (1 Month USD LIBOR + 8.25%, Rate Floor: 9.25%) due 09/30/24†††	4,098,800	3,945,095
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/23/25†††,3	2,657,939	318,953
Total Energy		4,264,048

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Utilities - 0.5%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27		3,960,075	$3,971,638
Total Senior Floating Rate Interests
(Cost $714,355,424)			705,527,096

CORPORATE BONDS†† - 2.1%
Consumer, Non-cyclical - 0.8%
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]		4,275,000	4,381,875
HCA, Inc.
4.50% due 02/15/27		1,500,000	1,681,657
Total Consumer, Non-cyclical			6,063,532

Energy - 0.6%
Sabine Pass Liquefaction LLC
5.63% due 04/15/23		4,200,000	4,554,464

Communications - 0.5%
Ziggo BV
5.50% due 01/15/27[4]		3,950,000	4,112,937

Industrial - 0.1%
Grinding Media, Inc. / MC Grinding Media Canada, Inc.
7.38% due 12/15/23[4]		750,000	761,250

Consumer, Cyclical - 0.1%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]		630,000	630,000

Financial - 0.0%
Lincoln Financing SARL
3.88% (3 Month EURIBOR + 3.88%, Rate Floor: 3.88%) due 04/01/24[4,5]	EUR	350,000	409,530

Basic Materials - 0.0%
Mirabela Nickel Ltd.
due 06/24/19[6,7]		1,279,819	51,193
Total Corporate Bonds
(Cost $16,827,789)			16,582,906

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.0%
Residential Mortgage Backed Securities - 2.0%
RALI Series Trust
2006-QO6, 0.47% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46[5]		11,443,339	3,839,351
2006-QO2, 0.55% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[5]		460,034	140,995
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 1.07% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[5]		3,102,785	2,589,762
American Home Mortgage Assets Trust
2006-4, 0.32% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46[5]		2,920,026	1,972,388
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.10% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[5]		2,105,403	1,808,543

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Lehman XS Trust Series
2006-16N, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[5]	1,706,058	$1,605,377
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.26% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,5]	1,366,079	1,302,964
Nomura Resecuritization Trust
2015-4R, 1.81% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,5]	1,175,203	1,169,570
Alliance Bancorp Trust
2007-OA1, 0.35% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[5]	511,324	474,884
Morgan Stanley Re-REMIC Trust
2010-R5, 1.55% due 06/26/36[4]	418,000	384,260
GSAA Home Equity Trust
2007-7, 0.65% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37[5]	253,064	249,312
New Century Home Equity Loan Trust
2004-4, 0.90% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.80%) due 02/25/35[5]	199,849	196,391
Total Residential Mortgage Backed Securities		15,733,797

Total Collateralized Mortgage Obligations
(Cost $16,677,226)		15,733,797

ASSET-BACKED SECURITIES†† - 1.3%
Collateralized Loan Obligations - 1.3%
Jamestown CLO V Ltd.
2014-5A, 5.32% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[4,5]	4,000,000	3,363,284
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,8]	3,000,000	2,374,322
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[8]	2,841,620	1,675,474
ACIS CLO Ltd.
2015-6A, 3.58% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[4,5]	1,000,000	1,002,487
Newstar Commercial Loan Funding LLC
2017-1A, 3.69% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[4,5]	1,000,000	998,328
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[4,8]	2,071,948	768,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.19% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[4,5]	157,093	$157,235
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,8]	1,808,219	2,098
Total Collateralized Loan Obligations		10,341,618

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,6,7	896,492	90
Total Asset-Backed Securities
(Cost $12,530,562)		10,341,708

SENIOR FIXED RATE INTERESTS - 0.2%
CONSUMER, CYCLICAL - 0.2%
Belk, Inc.
13.00% (in-kind rate was 8.00%) due 07/31/25	2,109,920	1,350,349
Total Senior Fixed Rate Interests
(Cost $2,136,592)		1,350,349
Total Investments - 104.6%
(Cost $840,028,706)		$826,464,612
Other Assets & Liabilities, net - (4.6)%		(36,272,405)
Total Net Assets - 100.0%		$790,192,207

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation
Barclays Bank plc	28,175,000	EUR	04/16/21	$33,792,695	$33,045,831	$746,864
Goldman Sachs International	6,746,000	GBP	04/16/21	9,433,843	9,299,931	133,912
UBS AG	308,000	EUR	04/16/21	362,805	361,246	1,559
						$882,335

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	1,290,000	EUR	04/16/21	$1,512,095	$1,513,012	$917
Barclays Bank plc	43,000	GBP	04/16/21	59,364	59,279	(85)
						$832

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
[3]	Payment-in-kind security.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $21,818,530 (cost $22,812,841), or 2.8% of total net assets.

[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Security is in default of interest and/or principal obligations.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $51,283 (cost $1,883,995), or less than 0.1% of total net assets — See Note 9.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$633,892	$—	$147,374		$781,266
Preferred Stocks	—	—	—	*	—
Exchange-Traded Funds	30,318,100	—	—		30,318,100
Money Market Fund	45,829,390	—	—		45,829,390
Senior Floating Rate Interests	—	691,549,341	13,977,755		705,527,096
Corporate Bonds	—	16,582,906	—		16,582,906
Collateralized Mortgage Obligations	—	15,733,797	—		15,733,797
Asset-Backed Securities	—	10,341,618	90		10,341,708
Senior Fixed Rate Interests	—	1,350,349	—		1,350,349
Forward Foreign Currency Exchange Contracts**	—	883,252	—		883,252
Total Assets	$76,781,382	$736,441,263	$14,125,219		$827,347,864

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$85	$—	$85
Unfunded Loan Commitments (Note 8)	—	—	41,149	41,149
Total Liabilities	$—	$85	$41,149	$41,234

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
FLOATING RATE STRATEGIES FUND

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$90	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	147,044	Enterprise Value	Valuation Multiple	2.9x-10.4x	5.1x
Common Stocks	330	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	10,032,660	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	3,945,095	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Total Assets	$14,125,219
Liabilities:
Unfunded Loan Commitments	$41,149	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had securities with a total value of $897,158 transfer from Level 2 to Level 3 due to lack of observable inputs and had securities with a total market value of $10,819,164 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
FLOATING RATE STRATEGIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets					Liabilities
	Common Stocks	Senior Floating Rate Interests	Asset-Backed Securities	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,611,492	$50,579,979	$90	$313,772	$52,505,333	$(8,851)
Purchases/(Receipts)	—	1,736,797	—	—	1,736,797	(34,378)
(Sales, maturities and paydowns)/Fundings	(1,210,400)	(29,782,949)	—	—	(30,993,349)	1,739
Amortization of premiums/discounts	—	(20,141)	—	—	(20,141)	3,636
Total realized gains (losses) included in earnings	(581,562)	(7,732,677)	—	—	(8,314,239)	(1,636)
Total change in unrealized appreciation (depreciation) included in earnings	327,844	9,118,752	—	(313,772)	9,132,824	(1,659)
Transfers into Level 3	—	897,158	—	—	897,158	—
Transfers out of Level 3	—	(10,819,164)	—	—	(10,819,164)	—
Ending Balance	$147,374	$13,977,755	$90	$—	$14,125,219	$(41,149)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$327,844	$736,245	$—	$(313,772)	$750,317	$(1,659)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21
Common Stocks
BP Holdco LLC*	$86,130	$—	$—	$—	$—	$86,130	244,278
Targus Group International, Inc.*	26,242	—	—	—	1,094	27,336	12,773
	$112,372	$—	$—	$—	$1,094	$113,466

*	Non-income producing security.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
FLOATING RATE STRATEGIES FUND

March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $839,937,425)	$826,351,146
Investments in affiliated issuers, at value (cost $91,281)	113,466
Foreign currency, at value (cost $157,485)	157,490
Cash	1,302,894
Unrealized appreciation on forward foreign currency exchange contracts	883,252
Prepaid expenses	171,941
Receivables:
Fund shares sold	1,676,226
Interest	1,606,716
Securities sold	1,271,911
Total assets	833,535,042

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $44,724)	41,149
Segregated cash due to broker	600,000
Unrealized depreciation on forward foreign currency exchange contracts	85
Payable for:
Securities purchased	39,709,550
Fund shares redeemed	1,284,726
Distributions to shareholders	442,435
Management fees	419,550
Transfer agent/maintenance fees	245,734
Distribution and service fees	85,269
Fund accounting/administration fees	47,051
Trustees’ fees*	29,243
Due to Investment Adviser	554
Miscellaneous	437,489
Total liabilities	43,342,835
Net assets	$790,192,207

Net assets consist of:
Paid in capital	$966,693,453
Total distributable earnings (loss)	(176,501,246)
Net assets	$790,192,207

A-Class:
Net assets	$142,284,587
Capital shares outstanding	5,718,024
Net asset value per share	$24.88
Maximum offering price per share (Net asset value divided by 97.00%)	$25.65

C-Class:
Net assets	$56,593,252
Capital shares outstanding	2,275,100
Net asset value per share	$24.88

P-Class:
Net assets	$31,134,623
Capital shares outstanding	1,250,655
Net asset value per share	$24.89

Institutional Class:
Net assets	$558,491,795
Capital shares outstanding	22,424,793
Net asset value per share	$24.91

R6-Class:
Net assets	$1,687,950
Capital shares outstanding	67,765
Net asset value per share	$24.91

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

STATEMENT OF OPERATIONS (Unaudited)
FLOATING RATE STRATEGIES FUND

Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$636,448
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $466)	13,901,878
Total investment income	14,538,326

Expenses:
Management fees	2,413,019
Distribution and service fees:
A-Class	173,560
C-Class	300,086
P-Class	40,589
Transfer agent/maintenance fees:
A-Class	31,736
C-Class	10,017
P-Class	2,064
Institutional Class	35,244
R6-Class	262
Line of credit fees	270,836
Fund accounting/administration fees	255,247
Professional fees	57,498
Custodian fees	9,848
Trustees’ fees*	910
Miscellaneous	102,304
Recoupment of previously waived fees:
Institutional Class	1,483
R6-Class	18
Total expenses	3,704,721
Less:
Expenses reimbursed by Adviser:
A-Class	(35,401)
C-Class	(11,983)
P-Class	(2,821)
Institutional Class	(20,530)
R6-Class	(223)
Expenses waived by Adviser	(14,266)
Earnings credits applied	(600)
Total waived/reimbursed expenses	(85,824)
Net expenses	3,618,897
Net investment income	10,919,429

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(11,310,965)
Forward foreign currency exchange contracts	(1,241,233)
Foreign currency transactions	218,443
Net realized loss	(12,333,755)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	37,995,072
Investments in affiliated issuers	1,094
Forward foreign currency exchange contracts	503,011
Foreign currency translations	(98,908)
Net change in unrealized appreciation (depreciation)	38,400,269
Net realized and unrealized gain	26,066,514
Net increase in net assets resulting from operations	$36,985,943

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,919,429	$45,965,099
Net realized loss on investments	(12,333,755)	(104,503,058)
Net change in unrealized appreciation (depreciation) on investments	38,400,269	18,077,576
Net increase (decrease) in net assets resulting from operations	36,985,943	(40,460,383)

Distributions:
Distributions to shareholders
A-Class	(2,373,133)	(6,169,321)
C-Class	(802,851)	(2,453,764)
P-Class	(554,710)	(2,596,495)
Institutional Class	(9,295,094)	(26,336,056)
R6-Class	(31,816)	(172,212)
Return of capital
A-Class	—	(1,369,063)
C-Class	—	(544,527)
P-Class	—	(576,200)
Institutional Class	—	(5,844,358)
R6-Class	—	(38,216)
Total distributions to shareholders	(13,057,604)	(46,100,212)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,539,899	59,076,348
C-Class	5,460,937	5,882,260
P-Class	4,105,521	14,359,269
Institutional Class	145,777,277	359,733,415
R6-Class	229,971	7,014,197
Distributions reinvested
A-Class	1,700,554	5,748,291
C-Class	663,027	2,302,265
P-Class	553,560	3,170,610
Institutional Class	7,396,763	25,268,085
R6-Class	31,639	210,428
Cost of shares redeemed
A-Class	(20,380,932)	(145,876,744)
C-Class	(15,427,490)	(50,806,686)
P-Class	(7,853,072)	(113,381,867)
Institutional Class	(115,346,592)	(887,071,891)
R6-Class	(260,190)	(76,762,784)
Net increase (decrease) from capital share transactions	23,190,872	(791,134,804)
Net increase (decrease) in net assets	47,119,211	(877,695,399)

Net assets:
Beginning of period	743,072,996	1,620,768,395
End of period	$790,192,207	$743,072,996

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	668,218	2,408,149
C-Class	220,517	239,412
P-Class	166,244	585,090
Institutional Class	5,895,285	14,856,298
R6-Class	9,562	280,578
Shares issued from reinvestment of distributions
A-Class	69,149	238,481
C-Class	26,983	95,750
P-Class	22,503	130,742
Institutional Class	300,452	1,046,088
R6-Class	1,285	8,507
Shares redeemed
A-Class	(827,458)	(6,183,851)
C-Class	(626,619)	(2,141,265)
P-Class	(318,371)	(4,686,345)
Institutional Class	(4,702,232)	(37,182,772)
R6-Class	(10,512)	(3,060,616)
Net increase (decrease) in shares	895,006	(33,365,754)

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$24.08	$25.23	$25.92	$26.01	$25.92	$25.88
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	1.02	1.17	1.04	.93	.99
Net gain (loss) on investments (realized and unrealized)	.87	(1.16)	(.67)	(.07)	.10	.12
Total from investment operations	1.22	(.14)	.50	.97	1.03	1.11
Less distributions from:
Net investment income	(.42)	(.83)	(1.19)	(1.06)	(.94)	(1.07)
Return of capital	—	(.18)	—	—	—	—
Total distributions	(.42)	(1.01)	(1.19)	(1.06)	(.94)	(1.07)
Net asset value, end of period	$24.88	$24.08	$25.23	$25.92	$26.01	$25.92

Total Return[c]	5.10%	(0.50%)	2.01%	3.80%	4.03%	4.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,285	$139,857	$235,752	$431,562	$534,911	$452,611
Ratios to average net assets:
Net investment income (loss)	2.84%	4.23%	4.60%	4.02%	3.58%	3.88%
Total expenses[d]	1.13%	1.25%	1.23%	1.15%	1.13%	1.20%
Net expenses[e,f,g]	1.08%	1.10%	1.07%	1.03%	1.04%	1.03%
Portfolio turnover rate	29%	20%	10%	33%	44%	35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$24.07	$25.22	$25.91	$26.00	$25.91	$25.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.84	.98	.85	.74	.80
Net gain (loss) on investments (realized and unrealized)	.88	(1.16)	(.67)	(.07)	.10	.12
Total from investment operations	1.14	(.32)	.31	.78	.84	.92
Less distributions from:
Net investment income	(.33)	(.68)	(1.00)	(.87)	(.75)	(.88)
Return of capital	—	(.15)	—	—	—	—
Total distributions	(.33)	(.83)	(1.00)	(.87)	(.75)	(.88)
Net asset value, end of period	$24.88	$24.07	$25.22	$25.91	$26.00	$25.91

Total Return[c]	4.71%	(1.24%)	1.26%	3.03%	3.26%	3.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,593	$63,891	$112,481	$172,906	$204,008	$197,296
Ratios to average net assets:
Net investment income (loss)	2.10%	3.47%	3.86%	3.29%	2.83%	3.13%
Total expenses[d]	1.87%	1.96%	1.93%	1.87%	1.83%	1.93%
Net expenses[e,f,g]	1.83%	1.85%	1.82%	1.78%	1.79%	1.78%
Portfolio turnover rate	29%	20%	10%	33%	44%	35%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$24.09	$25.24	$25.93	$26.02	$25.93	$25.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	1.04	1.17	1.05	.94	.99
Net gain (loss) on investments (realized and unrealized)	.87	(1.18)	(.67)	(.08)	.09	.12
Total from investment operations	1.22	(.14)	.50	.97	1.03	1.11
Less distributions from:
Net investment income	(.42)	(.83)	(1.19)	(1.06)	(.94)	(1.07)
Return of capital	—	(.18)	—	—	—	—
Total distributions	(.42)	(1.01)	(1.19)	(1.06)	(.94)	(1.07)
Net asset value, end of period	$24.89	$24.09	$25.24	$25.93	$26.02	$25.93

Total Return	5.09%	(0.50%)	2.01%	3.80%	4.03%	4.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,135	$33,251	$135,036	$385,306	$360,829	$124,974
Ratios to average net assets:
Net investment income (loss)	2.85%	4.26%	4.59%	4.05%	3.59%	3.86%
Total expenses[d]	1.10%	1.37%	1.22%	1.15%	1.16%	1.06%
Net expenses[e,f,g]	1.08%	1.10%	1.07%	1.03%	1.03%	1.03%
Portfolio turnover rate	29%	20%	10%	33%	44%	35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$24.10	$25.25	$25.95	$26.03	$25.94	$25.90
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	1.09	1.23	1.11	1.00	1.05
Net gain (loss) on investments (realized and unrealized)	.88	(1.17)	(.68)	(.07)	.10	.12
Total from investment operations	1.26	(.08)	.55	1.04	1.10	1.17
Less distributions from:
Net investment income	(.45)	(.88)	(1.25)	(1.12)	(1.01)	(1.13)
Return of capital	—	(.19)	—	—	—	—
Total distributions	(.45)	(1.07)	(1.25)	(1.12)	(1.01)	(1.13)
Net asset value, end of period	$24.91	$24.10	$25.25	$25.95	$26.03	$25.94

Total Return	5.22%	(0.26%)	2.21%	4.08%	4.28%	4.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$558,492	$504,449	$1,065,820	$2,227,970	$2,590,393	$1,643,932
Ratios to average net assets:
Net investment income (loss)	3.07%	4.48%	4.83%	4.28%	3.83%	4.11%
Total expenses[d]	0.85%	0.97%	0.92%	0.84%	0.82%	0.87%
Net expenses[e,f,g]	0.84%	0.85%	0.83%	0.79%	0.79%	0.79%
Portfolio turnover rate	29%	20%	10%	33%	44%	35%

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$24.10	$25.25	$25.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	1.13	.69
Net gain (loss) on investments (realized and unrealized)	.88	(1.21)	(.14)
Total from investment operations	1.26	(.08)	.55
Less distributions from:
Net investment income	(.45)	(.88)	(.68)
Return of capital	—	(.19)	—
Total distributions	(.45)	(1.07)	(.68)
Net asset value, end of period	$24.91	$24.10	$25.25

Total Return	5.17%	(0.22%)	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,688	$1,625	$71,680
Ratios to average net assets:
Net investment income (loss)	3.12%	4.56%	4.89%
Total expenses[d]	0.87%	0.86%	0.85%
Net expenses[e,f,g]	0.84%	0.84%	0.84%
Portfolio turnover rate	29%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	—	—	—
C-Class	—	0.00%*	—	0.01%	—
P-Class	—	0.00%*	—	—	—
Institutional Class	0.00%*	0.00%*	—	—	0.01%
R6-Class	0.00%*	0.00%*	0.00%*	N/A	N/A

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.01%	1.02%	1.02%	1.02%	1.02%	1.02%
C-Class	1.76%	1.77%	1.77%	1.77%	1.77%	1.77%
P-Class	1.01%	1.02%	1.02%	1.02%	1.02%	1.02%
Institutional Class	0.77%	0.78%	0.78%	0.78%	0.78%	0.78%
R6-Class[h]	0.77%	0.78%	0.78%	N/A	N/A	N/A

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At March 31, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(c) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$1,419,829	$51,386,349

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2021:

Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	$883,252
Liability Derivative Investments Value	$85

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(1,241,233)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$503,011

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$883,252	$—	$883,252	$(85)	$(600,000)	$283,167

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$85	$—	$85	$(85)	$—	$—

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$600,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/22
C-Class	1.77%	11/30/12	02/01/22
P-Class	1.02%	05/01/15	02/01/22
Institutional Class	0.78%	11/30/12	02/01/22
R6-Class	0.78%	03/13/19	02/01/22

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	2024	Fund Total
A-Class	$572,780	$478,648	$272,258	$38,086	$1,361,772
C-Class	176,311	165,085	99,862	13,184	454,442
P-Class	442,125	423,256	205,400	3,451	1,074,232
Institutional Class	1,283,901	1,382,501	804,754	30,252	3,501,408
R6-Class	—	2,089	1,025	251	3,365

For the period ended March 31, 2021, GI recouped $1,501 from the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$840,662,442	$5,933,517	$(19,248,180)	$(13,314,663)

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$262,305,690	$209,814,690

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$—	$4,973,759	$(53,430)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2021, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$939,012	$7,277
DG Investment Intermediate Holdings 2, Inc.	03/17/28	680,000	3,822
Hillman Group, Inc.	02/24/28	869,198	2,143
National Mentor Holdings, Inc.	02/18/28	350,000	1,722
Peraton Corp.	02/22/28	3,826,014	18,861
Southern Veterinary Partners LLC	10/05/27	121,212	1,128
TricorBraun Holdings, Inc.	03/03/28	594,644	6,196
		$7,380,080	$41,149

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1]	12/27/11	$723,184	$90
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,160,811	51,193
		$1,883,995	$51,283

[1]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

Note 11 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Total Return Bond Fund

GuggenheimInvestments.com	TRB-SEMI-0321x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	98
OTHER INFORMATION	125
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	126
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	133

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the semi-annual period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Fund’s investments and shareholder’s investment in the Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2021

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

In the six months ending March 31, 2021, the yield on the two-year Treasury rose 3 basis points1 to 0.16% from 0.13%, and the 10-year Treasury climbed 105 basis points to 1.74% from 0.69%. The spread between the two-year Treasury and 10-year Treasury widened from 56 basis points to 158 basis points as investors repositioned in response to fears of inflationary pressure, which we and the Federal Reserve (the “Fed”) regard as a transitory, short-term phenomenon. We expect easy financial conditions and low rates to support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

We upgraded our 2021 U.S. economic growth forecast during the first quarter from 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations in Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the labor market in the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Federal Reserve (Fed) rate hike from December 2023 to December 2022, while repricing the long-run terminal fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, we think these factors will prove to be short-lived, with

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

For the six-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500® ”) Index* returned 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Basis point - one basis point is equal to 0.01%.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.79%	(0.99%)	$ 1,000.00	$ 990.10	$ 3.92
C-Class	1.54%	(1.36%)	1,000.00	986.40	7.63
P-Class	0.79%	(0.99%)	1,000.00	990.10	3.92
Institutional Class	0.50%	(0.85%)	1,000.00	991.50	2.48
R6-Class	0.50%	(0.85%)	1,000.00	991.50	2.48

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.79%	5.00%	$ 1,000.00	$ 1,020.99	$ 3.98
C-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
P-Class	0.79%	5.00%	1,000.00	1,020.99	3.98
Institutional Class	0.50%	5.00%	1,000.00	1,022.44	2.52
R6-Class	0.50%	5.00%	1,000.00	1,022.44	2.52

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.78%, 1.52%, 0.78%, 0.49% and 0.49% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	21.9%
AA	7.6%
A	15.5%
BBB	29.1%
BB	8.8%
B	6.5%
CCC	0.9%
CC	1.2%
C	0.1%
NR2	3.1%
Other Instruments	5.3%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 1.13%	3.1%
U.S. Treasury Notes, 0.25%	1.6%
U.S. Treasury Strips, due 02/15/50	1.5%
Pershing Square Tontine Holdings, Ltd. — Class A	0.9%
Delta Air Lines, Inc., 7.00%	0.7%
U.S. Treasury Bonds, due 02/15/51	0.6%
Station Place Securitization Trust, 1.01%, due 02/16/22	0.6%
Boeing Co., 5.15%	0.6%
SBA Tower Trust, 2.33%	0.6%
Sysco Corp., 5.95%	0.6%
Top Ten Total	10.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A Class Shares	(0.99%)	7.41%	5.17%	5.44%
A-Class Shares with sales charge‡	(4.95%)	3.10%	4.31%	4.89%
C-Class Shares	(1.36%)	6.61%	4.39%	4.67%
C-Class Shares with CDSC§	(2.32%)	5.61%	4.39%	4.67%
Institutional Class Shares	(0.85%)	7.67%	5.49%	5.79%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.73%)	0.71%	3.10%	3.02%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(0.99%)	7.41%	5.18%	4.50%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.73%)	0.71%	3.10%	3.07%

	6 Month†	1 Year	Since Inception (10/19/16)
R6-Class Shares	(0.85%)	7.71%	4.86%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.73%)	0.71%	2.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 1.1%

Financial - 1.1%
Pershing Square Tontine Holdings, Ltd. — Class A*	9,249,470	$222,079,775
KKR Acquisition Holdings I Corp.*	3,797,870	38,016,679
RXR Acquisition Corp.*	834,256	8,217,421
MSD Acquisition Corp.*	626,308	6,357,026
Soaring Eagle Acquisition Corp.*	504,732	5,107,888
Colicity, Inc.*	162,939	1,645,684
Total Financial		281,424,473

Industrial - 0.0%
BP Holdco LLC*,†††,1	532	188
Vector Phoenix Holdings, LP*,†††	532	60
API Heat Transfer Parent LLC*,†††	42,528	4
Total Industrial		252

Total Common Stocks
(Cost $238,424,819)		281,424,725

PREFERRED STOCKS†† - 2.2%
Financial - 2.2%
First Republic Bank, 4.25%*	3,442,000	88,356,140
Wells Fargo & Co., 4.70%	2,184,000	55,582,800
Bank of America Corp., 4.13%	2,218,000	54,962,040
Public Storage, 4.63%	1,842,400	49,486,864
Equitable Holdings, Inc., 4.30%	1,839,200	45,814,472
Wells Fargo & Co., 4.38%	1,774,000	44,243,560
Bank of America Corp., 4.38%	1,552,000	38,800,000
W R Berkley Corp., 4.13% due 03/30/61	1,540,000	38,515,400
American Financial Group, Inc., 4.50% due 09/15/60	1,292,800	34,272,128
First Republic Bank, 4.13%	798,800	19,970,000
CNO Financial Group, Inc., 5.13% due 11/25/60	712,000	17,942,400
Assurant, Inc., 5.25% due 01/15/61*	558,400	14,362,048
Selective Insurance Group, Inc., 4.60%*	538,000	13,423,100
Public Storage, 4.13%	426,000	10,995,060
W R Berkley Corp., 4.25% due 09/30/60	376,400	9,586,908
Total Financial		536,312,920

Industrial - 0.0%
API Heat Transfer Intermediate*,†††	9	—
Total Preferred Stocks
(Cost $527,357,237)		536,312,920

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25	1,027,719	8,375,909
Total Warrants
(Cost $5,836,416)		8,375,909

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Shares	Value
MUTUAL FUNDS† - 0.3%
Guggenheim Strategy Fund II1	1,081,546	$27,017,020
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,674,461	26,637,634
Guggenheim Strategy Fund III[1]	581,762	14,625,487
Total Mutual Funds
(Cost $68,126,790)		68,280,141

CLOSED-END FUNDS† - 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	614,871	9,253,808
BlackRock MuniYield California Quality Fund, Inc.	435,879	6,420,498
Total Closed-End Funds
(Cost $15,526,030)		15,674,306

MONEY MARKET FUND† - 1.7%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	403,274,507	403,274,507
Total Money Market Fund
(Cost $403,274,507)		403,274,507

	Face Amount~
CORPORATE BONDS†† - 48.6%
Financial - 18.7%
Wells Fargo & Co.
3.07% due 04/30/41[3]	126,490,000	123,693,937
3.90%[3,4]	48,500,000	48,980,150
2.57% due 02/11/31[3]	18,410,000	18,550,292
Citigroup, Inc.
3.88%[3,4]	86,450,000	86,046,278

2.57% due 06/03/31[3]	72,390,000	72,281,064
4.00%[3,4]	26,450,000	26,707,888
American International Group, Inc.
3.40% due 06/30/30	78,220,000	83,087,114
4.38% due 06/30/50	65,480,000	74,522,593
2.50% due 06/30/25	2,370,000	2,485,701
Bank of America Corp.
2.59% due 04/29/31[3]	100,240,000	99,907,509
2.68% due 06/19/41[3]	43,300,000	40,452,715
0.75% (U.S. Secured Overnight Financing Rate + 0.73%, Rate Floor: 0.00%) due 10/24/24[5]	1,660,000	1,667,636
Citizens Financial Group, Inc.
3.25% due 04/30/30	124,980,000	131,923,051
2.50% due 02/06/30	9,567,000	9,473,809
Charles Schwab Corp.
4.00%[3,4]	71,500,000	70,187,975
5.38%[3,4]	47,950,000	53,152,575
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[6]	116,750,000	122,196,395
Liberty Mutual Group, Inc.
4.30% due 02/01/61[6]	94,150,000	84,615,976
3.95% due 05/15/60[6]	33,870,000	34,116,554
Macquarie Bank Ltd.
3.62% due 06/03/30[6]	93,835,000	95,862,671
3.05% due 03/03/36[3,6]	16,000,000	15,309,871
Reliance Standard Life Global Funding II
2.75% due 05/07/25[6]	96,010,000	100,758,666
JPMorgan Chase & Co.
2.96% due 05/13/31[3]	29,530,000	30,033,557
4.49% due 03/24/31[3]	25,750,000	29,648,614
2.52% due 04/22/31[3]	24,520,000	24,364,116
3.11% due 04/22/41[3]	16,439,000	16,314,850
Five Corners Funding Trust II
2.85% due 05/15/30[6]	94,866,000	97,701,470

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Wilton RE Ltd.
6.00%†††,3,4,6	93,150,000	$91,541,300
Markel Corp.
6.00%[3,4]	82,610,000	89,838,375
Reinsurance Group of America, Inc.
3.15% due 06/15/30	84,319,000	87,154,708
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	53,354,000	55,140,025
5.30% due 01/15/29	28,165,000	31,571,557
Equitable Holdings, Inc.
4.95%[3,4]	70,950,000	75,029,625
Lincoln National Corp.
3.40% due 01/15/31	49,200,000	52,359,861
4.38% due 06/15/50	18,680,000	20,866,046
Fidelity National Financial, Inc.
3.40% due 06/15/30	52,430,000	54,684,923
2.45% due 03/15/31	17,490,000	16,900,328
Intercontinental Exchange, Inc.
3.00% due 06/15/50	37,190,000	34,405,101
2.65% due 09/15/40	34,550,000	31,805,313
2.35% due 09/15/22	1,535,000	1,572,799
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[6]	67,460,000	67,155,857
Pershing Square Holdings, Ltd.
3.25% due 11/15/30[6]	68,200,000	66,689,449
Iron Mountain, Inc.
5.25% due 07/15/30[6]	30,050,000	31,005,590
5.63% due 07/15/32[6]	13,350,000	13,950,750
4.50% due 02/15/31[6]	12,000,000	11,863,200
5.00% due 07/15/28[6]	5,275,000	5,393,688
4.88% due 09/15/27[6]	1,938,000	1,982,816
United Wholesale Mortgage LLC
5.50% due 04/15/29[6]	38,750,000	38,701,563
5.50% due 11/15/25[6]	20,100,000	20,954,250
Standard Chartered plc
4.64% due 04/01/31[3,6]	51,325,000	58,214,639
1.32% due 10/14/23[3,6]	1,080,000	1,086,858
Crown Castle International Corp.
2.90% due 04/01/41	41,150,000	37,692,234
3.30% due 07/01/30	17,657,000	18,434,729
Ares Finance Company II LLC
3.25% due 06/15/30[6]	54,785,000	55,466,316
MetLife, Inc.
3.85%[3,4]	53,200,000	54,929,000
Host Hotels & Resorts, LP
3.50% due 09/15/30	54,518,000	54,547,384
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[6]	54,430,000	52,358,050
NFP Corp.
6.88% due 08/15/28[6]	25,475,000	26,458,335
7.00% due 05/15/25[6]	23,600,000	25,311,000
Bank of New York Mellon Corp.
3.70%[3,4]	32,350,000	33,281,680
4.70%[3,4]	16,500,000	17,876,925
Prudential plc
3.13% due 04/14/30	48,440,000	51,059,444
Deloitte LLP
3.56% due 05/07/30†††	30,700,000	30,857,566
3.76% due 05/07/35†††	10,200,000	9,954,582
3.66% due 05/07/32†††	9,450,000	9,466,136
7.33% due 11/20/26†††	4,800,000	5,851,658
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[6]	50,500,000	48,978,833
First American Financial Corp.
4.00% due 05/15/30	44,960,000	48,569,433

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Brookfield Finance, Inc.
3.50% due 03/30/51	37,420,000	$35,548,459
4.70% due 09/20/47	10,925,000	12,424,550
Nippon Life Insurance Co.
2.75% due 01/21/51[3,6]	50,350,000	47,769,563
Alleghany Corp.
3.63% due 05/15/30	43,920,000	47,324,653
LPL Holdings, Inc.
4.00% due 03/15/29[6]	44,950,000	45,287,125
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[6]	46,650,000	45,017,250
Arch Capital Group Ltd.
3.64% due 06/30/50	44,100,000	44,093,083
Aflac, Inc.
3.60% due 04/01/30	40,160,000	43,900,616
UBS Group AG
2.10% due 02/11/32[3,6]	43,400,000	41,030,505
Jefferies Group LLC
2.75% due 10/15/32	40,440,000	39,513,302
6.50% due 01/20/43	720,000	918,014
Belrose Funding Trust
2.33% due 08/15/30[6]	41,850,000	40,277,069
SBA Communications Corp.
3.13% due 02/01/29[6]	35,500,000	34,120,825
3.88% due 02/15/27	5,425,000	5,545,435
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[6]	37,950,000	37,000,629
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	37,760,000	36,313,170
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[6]	32,700,000	35,356,875
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[6]	34,760,000	34,308,762
Hunt Companies, Inc.
5.25% due 04/15/29[6]	31,500,000	31,500,000
PricewaterhouseCoopers LLP
3.43% due 09/13/30†††	31,500,000	31,361,302
Loews Corp.
3.20% due 05/15/30	29,538,000	31,220,077
KKR Group Finance Company VI LLC
3.75% due 07/01/29[6]	26,978,000	29,798,361
Manulife Financial Corp.
2.48% due 05/19/27	27,800,000	28,814,398
Fifth Third Bancorp
2.55% due 05/05/27	27,190,000	28,271,344
AmFam Holdings, Inc.
2.81% due 03/11/31[6]	27,550,000	27,311,870
Dyal Capital Partners III
4.40% due 06/15/40†††	26,750,000	27,027,611
Goldman Sachs Group, Inc.
3.50% due 04/01/25	22,500,000	24,368,133
0.57% (U.S. Secured Overnight Financing Rate + 0.54%, Rate Floor: 0.00%) due 11/17/23[5]	1,660,000	1,658,246
Credit Suisse Group AG
4.19% due 04/01/31[3,6]	23,500,000	25,546,689
Pershing Square Holdings Ltd.
5.50% due 07/15/22[6]	21,300,000	22,343,361
Central Storage Safety Project Trust
4.82% due 02/01/38[7]	20,500,000	21,805,814
Kennedy-Wilson, Inc.
4.75% due 03/01/29	21,400,000	21,667,500
Kemper Corp.
2.40% due 09/30/30	22,380,000	21,484,022
Allianz SE
3.50%[3,4,6]	20,850,000	21,162,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
National Australia Bank Ltd.
2.33% due 08/21/30[6]	22,400,000	$21,144,240
Raymond James Financial, Inc.
3.75% due 04/01/51	20,300,000	20,947,884
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	17,450,000	20,598,972
Prudential Financial, Inc.
3.70% due 10/01/50[3]	17,050,000	17,240,960
CNA Financial Corp.
2.05% due 08/15/30	18,150,000	17,239,037
QBE Insurance Group Ltd.
5.88%[3,4,6]	15,700,000	16,897,125
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,6]	17,400,000	16,340,340
Kuvare US Holdings, Inc.
7.00% due 02/17/51[3,6]	15,650,000	15,966,227
Weyerhaeuser Co.
4.00% due 04/15/30	14,424,000	15,933,493
Westpac Banking Corp.
2.96% due 11/16/40	16,600,000	15,403,622
CIT Group, Inc.
3.93% due 06/19/24[3]	13,925,000	14,725,688
PartnerRe Finance B LLC
4.50% due 10/01/50[3]	13,970,000	14,235,334
Apollo Management Holdings, LP
2.65% due 06/05/30[6]	14,407,000	14,146,561
Visa, Inc.
2.00% due 08/15/50	17,383,000	14,024,760
W R Berkley Corp.
4.00% due 05/12/50	13,105,000	13,891,640
4.63% due 03/15/22	70,000	72,789
CNO Financial Group, Inc.
5.25% due 05/30/29	10,850,000	12,496,460
Nasdaq, Inc.
3.25% due 04/28/50	13,150,000	12,322,216
Protective Life Corp.
3.40% due 01/15/30[6]	11,440,000	11,888,373
Brown & Brown, Inc.
2.38% due 03/15/31	11,960,000	11,489,591
Ameriprise Financial, Inc.
3.00% due 04/02/25	10,740,000	11,422,731
Aviation Capital Group LLC
2.88% due 01/20/22[6]	10,691,000	10,845,761
New York Life Insurance Co.
3.75% due 05/15/50[6]	9,300,000	9,760,837
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[6]	8,050,000	9,198,252
American Equity Investment Life Holding Co.
5.00% due 06/15/27	8,074,000	8,967,093
Camden Property Trust
2.80% due 05/15/30	7,861,000	8,058,335
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[6]	7,975,000	8,047,572
Hanover Insurance Group, Inc.
2.50% due 09/01/30	7,070,000	6,908,151
NFL Trust XI SPV
3.53% due 10/05/35†††	7,000,000	6,793,627
Brookfield Finance LLC
3.45% due 04/15/50	6,820,000	6,435,423
HS Wildcat LLC
3.83% due 12/31/50†††	5,000,000	4,696,177

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
KKR Group Finance Company III LLC
5.13% due 06/01/44[6]	2,710,000	$3,294,762
Atlas Mara Ltd.
8.00% due 03/20/21†††,7	6,600,000	3,199,680
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[6]	1,891,027	2,088,436
0.45% (1 Month USD LIBOR + 0.34%) due 02/15/52[5,6]	1,696,802	1,019,912
New York Life Global Funding
0.24% (U.S. Secured Overnight Financing Rate + 0.22%) due 02/02/23[5,6]	2,070,000	2,068,570
Western Group Housing, LP
6.75% due 03/15/57[6]	1,484,948	1,968,914
Assurant, Inc.
6.75% due 02/15/34	1,450,000	1,758,031
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,135,000	1,674,551
Societe Generale S.A.
1.49% due 12/14/26[3,6]	1,650,000	1,620,860
BNP Paribas S.A.
1.32% due 01/13/27[3,6]	1,640,000	1,603,193
Macquarie Group Ltd.
5.03% due 01/15/30[3,6]	800,000	924,376
1.34% due 01/12/27[3,6]	570,000	559,046
ING Groep N.V.
1.73% due 04/01/27[3]	1,360,000	1,358,050
Mid-Atlantic Military Family Communities LLC
5.24% due 08/01/50[6]	1,104,970	1,268,536
Janus Capital Group, Inc.
4.88% due 08/01/25	780,000	880,448
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[6]	770,775	806,503
Univest Financial Corp.
3.74% (3 Month USD LIBOR + 3.54%) due 03/30/25[5]	805,000	801,560
Pacific Beacon LLC
5.51% due 07/15/36[6]	500,000	573,577
Peachtree Corners Funding Trust
3.98% due 02/15/25[6]	215,000	235,129
Sompo International Holdings Ltd.
4.70% due 10/15/22	140,000	148,316
Total Financial		4,572,088,037

Consumer, Non-cyclical - 7.8%
Sysco Corp.
5.95% due 04/01/30	109,590,000	137,004,993
6.60% due 04/01/40	1,440,000	2,004,671
Altria Group, Inc.
3.70% due 02/04/51	67,650,000	61,485,488
3.40% due 05/06/30	47,320,000	49,355,955
2.35% due 05/06/25	18,290,000	18,953,083
4.45% due 05/06/50	6,120,000	6,318,641
5.95% due 02/14/49	1,300,000	1,616,812
CoStar Group, Inc.
2.80% due 07/15/30[6]	89,110,000	87,059,788
DaVita, Inc.
4.63% due 06/01/30[6]	47,150,000	47,958,622
3.75% due 02/15/31[6]	38,095,000	36,502,629
Centene Corp.
2.50% due 03/01/31	48,300,000	46,005,750
3.00% due 10/15/30	37,200,000	37,138,248
Constellation Brands, Inc.
2.88% due 05/01/30	59,320,000	60,569,675
3.75% due 05/01/50	14,760,000	15,314,021

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Quanta Services, Inc.
2.90% due 10/01/30	71,770,000	$72,778,798
BAT Capital Corp.
3.98% due 09/25/50	41,450,000	38,814,763
4.70% due 04/02/27	22,390,000	25,190,681
3.22% due 09/06/26	1,800,000	1,900,239
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	60,550,000	64,690,852
Kraft Heinz Foods Co.
4.88% due 10/01/49	14,525,000	16,246,273
4.38% due 06/01/46	13,090,000	13,647,621
4.25% due 03/01/31	10,850,000	11,948,956
5.50% due 06/01/50	9,250,000	11,360,505
5.00% due 06/04/42	7,850,000	8,813,644
5.20% due 07/15/45	1,930,000	2,226,584
Royalty Pharma plc
3.55% due 09/02/50[6]	39,710,000	37,724,154
2.20% due 09/02/30[6]	20,800,000	19,834,360
Alcon Finance Corp.
2.60% due 05/27/30[6]	50,650,000	50,754,057
RELX Capital, Inc.
3.00% due 05/22/30	47,873,000	49,616,998
US Foods, Inc.
6.25% due 04/15/25[6]	24,050,000	25,781,600
4.75% due 02/15/29[6]	18,750,000	18,750,000
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[6]	38,800,000	40,788,500
Keurig Dr Pepper, Inc.
3.20% due 05/01/30	36,818,000	38,931,368
Anheuser-Busch InBev Worldwide, Inc.
3.50% due 06/01/30	35,920,000	38,813,122
Post Holdings, Inc.
4.50% due 09/15/31[6]	23,850,000	23,587,650
4.63% due 04/15/30[6]	9,025,000	9,042,148
Boston Scientific Corp.
2.65% due 06/01/30	32,010,000	32,258,661
Becton Dickinson and Co.
2.82% due 05/20/30	29,400,000	30,118,648
Emory University
2.97% due 09/01/50	30,000,000	29,583,911
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	32,350,000	28,188,505
California Institute of Technology
3.65% due 09/01/19	25,760,000	25,964,499
TriNet Group, Inc.
3.50% due 03/01/29[6]	26,450,000	25,873,390
University of Chicago
3.00% due 10/01/52	18,500,000	18,131,653
2.76% due 04/01/45	8,000,000	7,678,855
Global Payments, Inc.
2.90% due 05/15/30	24,810,000	25,209,802
Quest Diagnostics, Inc.
2.80% due 06/30/31	23,530,000	23,908,370
CPI CG, Inc.
8.63% due 03/15/26[6]	22,500,000	23,575,275
Duke University
2.83% due 10/01/55	23,400,000	22,581,978
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[6]	22,650,000	22,079,446
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[6]	23,030,000	21,717,904
Universal Health Services, Inc.
2.65% due 10/15/30[6]	19,660,000	18,982,025
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[6]	19,400,000	18,829,772
Thermo Fisher Scientific, Inc.
4.50% due 03/25/30	16,100,000	18,731,878
Hologic, Inc.
3.25% due 02/15/29[6]	18,850,000	18,614,375
AMN Healthcare, Inc.
4.63% due 10/01/27[6]	10,800,000	11,043,000
4.00% due 04/15/29[6]	7,200,000	7,164,000
Cheplapharm Arzneimittel GmbH
4.38% due 01/15/28	EUR 13,750,000	16,866,323

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Avantor Funding, Inc.
4.63% due 07/15/28[6]	15,900,000	$16,605,324
Smithfield Foods, Inc.
3.00% due 10/15/30[6]	15,760,000	15,673,162
Sabre GLBL, Inc.
7.38% due 09/01/25[6]	12,825,000	13,976,044
Charles River Laboratories International, Inc.
3.75% due 03/15/29[6]	13,300,000	13,321,014
Spectrum Brands, Inc.
3.88% due 03/15/31[6]	13,475,000	13,171,813
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[6]	13,450,000	13,046,500
Gartner, Inc.
3.75% due 10/01/30[6]	9,830,000	9,731,700
4.50% due 07/01/28[6]	2,375,000	2,449,219
Moody’s Corp.
3.25% due 05/20/50	11,180,000	10,816,793
4.50% due 09/01/22	720,000	754,147
Service Corporation International
3.38% due 08/15/30	11,225,000	10,956,161
Central Garden & Pet Co.
4.13% due 10/15/30	8,975,000	9,064,750
OhioHealth Corp.
3.04% due 11/15/50	9,100,000	8,998,731
Johns Hopkins University
2.81% due 01/01/60	8,750,000	8,141,181
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[6]	8,075,000	7,752,000
Tenet Healthcare Corp.
4.63% due 06/15/28[6]	7,156,000	7,334,757
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[6]	7,150,000	7,223,073
Syneos Health, Inc.
3.63% due 01/15/29[6]	7,000,000	6,807,500
Children’s Hospital Corp.
2.59% due 02/01/50	7,100,000	6,370,674
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[6]	6,325,000	6,325,000
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[6]	4,596,000	4,779,840
5.00% due 06/15/28[6]	1,300,000	1,353,950
Children’s Health System of Texas
2.51% due 08/15/50	6,500,000	5,697,974
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	3,775,000	3,822,837
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50	3,500,000	3,341,341
California Endowment
2.50% due 04/01/51	3,100,000	2,841,745
Lamb Weston Holdings, Inc.
4.88% due 11/01/26[6]	2,100,000	2,173,500
Molina Healthcare, Inc.
4.38% due 06/15/28[6]	2,000,000	2,057,920
McKesson Corp.
4.88% due 03/15/44	1,650,000	1,942,009
Sotheby’s
7.38% due 10/15/27[6]	1,784,000	1,929,146
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[6]	1,800,000	1,867,896
HCA, Inc.
3.50% due 09/01/30	1,600,000	1,618,472
Cardinal Health, Inc.
4.50% due 11/15/44	1,450,000	1,558,045
Mondelez International Holdings Netherlands BV
2.13% due 09/19/22[6]	1,440,000	1,475,401

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Trustees of the University of Pennsylvania
4.01% due 08/15/47	1,250,000	$1,425,800
AmerisourceBergen Corp.
0.74% due 03/15/23	810,000	810,679
Verisk Analytics, Inc.
4.13% due 09/12/22	696,000	729,787
Flowers Foods, Inc.
3.50% due 10/01/26	500,000	541,460
Total Consumer, Non-cyclical		1,904,120,864

Industrial - 6.4%
Boeing Co.
5.15% due 05/01/30	125,140,000	143,927,219
5.71% due 05/01/40	68,110,000	83,171,672
5.81% due 05/01/50	53,550,000	67,526,949
5.04% due 05/01/27	33,850,000	38,572,005
3.63% due 02/01/31	21,400,000	22,372,632
1.17% due 02/04/23	1,650,000	1,658,361
FedEx Corp.
4.25% due 05/15/30	74,049,000	84,026,337
3.80% due 05/15/25	11,750,000	12,909,871
WRKCo, Inc.
3.00% due 06/15/33	82,155,000	83,163,969
Sonoco Products Co.
3.13% due 05/01/30	73,763,000	76,118,228
Textron, Inc.
2.45% due 03/15/31	52,250,000	50,560,050
3.00% due 06/01/30	23,395,000	23,746,466
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	70,450,000	67,561,309
Snap-on, Inc.
3.10% due 05/01/50	59,779,000	59,517,420
Vontier Corp.
2.95% due 04/01/31[6]	33,850,000	33,024,060
2.40% due 04/01/28[6]	20,100,000	19,748,049
BAE Systems plc
3.40% due 04/15/30[6]	42,797,000	45,396,516
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	44,050,000	41,678,901
Owens Corning
3.88% due 06/01/30	36,890,000	40,198,830
Dyal Capital Partners IV
3.65% due 02/22/41†††	41,800,000	39,823,031
Standard Industries, Inc.
4.38% due 07/15/30[6]	13,600,000	13,722,400
3.38% due 01/15/31[6]	14,475,000	13,715,063
5.00% due 02/15/27[6]	7,300,000	7,610,250
Carrier Global Corp.
2.70% due 02/15/31	33,600,000	33,564,167
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[6]	31,850,000	32,695,617
GATX Corp.
4.00% due 06/30/30	28,835,000	31,734,442
4.70% due 04/01/29	400,000	459,906
CNH Industrial Capital LLC
1.88% due 01/15/26	27,960,000	28,291,396
Flowserve Corp.
3.50% due 10/01/30	27,340,000	27,799,773
Ball Corp.
2.88% due 08/15/30	28,585,000	27,534,501
Vulcan Materials Co.
3.50% due 06/01/30	23,400,000	25,073,484
Ryder System, Inc.
3.35% due 09/01/25	22,380,000	24,161,071
IDEX Corp.
3.00% due 05/01/30	22,300,000	22,969,715
NFL Ventures, LP
3.02% due 04/15/35†††	20,000,000	19,938,621
FLIR Systems, Inc.
2.50% due 08/01/30	19,920,000	19,487,960
Amcor Flexibles North America, Inc.
2.63% due 06/19/30	18,580,000	18,453,191

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Boxer Parent Co., Inc.
6.50% due 10/02/25	EUR	13,500,000	$16,846,506
Graphic Packaging International LLC
3.50% due 03/01/29[6]		16,750,000	16,289,375
Howmet Aerospace, Inc.
6.88% due 05/01/25		7,083,000	8,207,426
5.90% due 02/01/27		3,950,000	4,483,250
6.75% due 01/15/28		1,988,000	2,345,840
5.95% due 02/01/37		475,000	574,299
Vertical US Newco, Inc.
5.25% due 07/15/27[6]		14,157,000	14,820,609
TFI International, Inc.
3.35% due 01/05/33†††		14,000,000	13,143,847
Hardwood Funding LLC
3.19% due 06/07/30†††		8,000,000	8,020,985
2.83% due 06/07/31†††		2,000,000	1,937,081
3.13% due 06/07/36†††		1,000,000	964,787
National Basketball Association
2.51% due 12/16/24†††		10,500,000	10,741,233
Xylem, Inc.
2.25% due 01/30/31		10,000,000	9,804,423
Airbus SE
3.95% due 04/10/47[6]		9,000,000	9,501,632
PowerTeam Services LLC
9.03% due 12/04/25[6]		8,490,000	9,426,447
Hillenbrand, Inc.
3.75% due 03/01/31		7,650,000	7,489,656
Virgin Media
4.88% due 07/15/28	GBP	5,000,000	7,097,434
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22		6,800,000	6,859,500
American Woodmark Corp.
4.88% due 03/15/26[6]		4,599,000	4,716,274
Oshkosh Corp.
3.10% due 03/01/30		3,880,000	3,991,949
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[6]		3,750,000	3,740,625
Berry Global, Inc.
1.57% due 01/15/26[6]		2,750,000	2,707,485
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[7]		1,791,970	1,604,154
Adevinta ASA
3.00% due 11/15/27	EUR	1,300,000	1,576,951
Burlington Northern Santa Fe LLC
5.40% due 06/01/41		1,180,000	1,524,582
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[6]		1,350,000	1,383,750
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26		1,150,000	1,192,550
TransDigm, Inc.
6.25% due 03/15/26[6]		1,075,000	1,139,393
Tennant Co.
5.63% due 05/01/25		975,000	1,004,250
JELD-WEN, Inc.
6.25% due 05/15/25[6]		300,000	318,750
Hexcel Corp.
4.20% due 02/15/27		180,000	188,572
Hillman Group, Inc.
6.38% due 07/15/22[6]		40,000	40,050
Total Industrial			1,555,597,097

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Consumer, Cyclical - 4.9%
Marriott International, Inc.
4.63% due 06/15/30	43,685,000	$48,837,933
3.50% due 10/15/32	45,690,000	47,203,946
2.85% due 04/15/31	43,490,000	42,736,503
5.75% due 05/01/25	29,691,000	34,058,302
Delta Air Lines, Inc.
7.00% due 05/01/25[6]	136,400,000	157,072,363
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	72,535,000	73,307,710
3.20% due 04/15/30	33,931,000	35,211,796
4.65% due 06/01/46	1,490,000	1,588,360
Hyatt Hotels Corp.
5.38% due 04/23/25	26,900,000	30,153,499
5.75% due 04/23/30	24,745,000	28,884,406
VF Corp.
2.95% due 04/23/30	52,243,000	54,069,917
Hilton Domestic Operating Company, Inc.
3.75% due 05/01/29[6]	44,400,000	43,956,000
4.00% due 05/01/31[6]	5,750,000	5,750,000
3.63% due 02/15/32[6]	1,900,000	1,844,140
5.38% due 05/01/25[6]	1,744,000	1,838,176
Choice Hotels International, Inc.
3.70% due 01/15/31	45,900,000	48,261,096
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[6]	45,200,000	48,131,524
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[6]	39,300,000	37,924,500
3.88% due 01/15/28[6]	9,200,000	9,298,808
Ferguson Finance plc
3.25% due 06/02/30[6]	41,430,000	43,583,125
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[6]	38,950,000	42,650,250
BorgWarner, Inc.
2.65% due 07/01/27	34,970,000	36,291,066
WMG Acquisition Corp.
3.00% due 02/15/31[6]	28,050,000	26,655,915
3.88% due 07/15/30[6]	7,560,000	7,632,916
Lowe’s Companies, Inc.
4.50% due 04/15/30	29,315,000	33,792,488
Whirlpool Corp.
4.60% due 05/15/50	21,920,000	25,127,637
Aramark Services, Inc.
6.38% due 05/01/25[6]	21,850,000	23,161,000
5.00% due 02/01/28[6]	1,525,000	1,582,569
Starbucks Corp.
2.55% due 11/15/30	19,416,000	19,440,138
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	9,498,668	9,587,854
3.20% due 06/15/28	5,504,600	5,479,802
3.00% due 10/15/28	4,261,325	4,293,739
Yum! Brands, Inc.
4.63% due 01/31/32	18,250,000	18,645,386
Scotts Miracle-Gro Co.
4.00% due 04/01/31[6]	18,750,000	18,487,500
Tempur Sealy International, Inc.
4.00% due 04/15/29[6]	14,400,000	14,328,000
5.50% due 06/15/26	3,600,000	3,758,400
Allison Transmission, Inc.
3.75% due 01/30/31[6]	12,500,000	12,109,375
Dollar General Corp.
3.50% due 04/03/30	10,650,000	11,461,324
Levi Strauss & Co.
3.50% due 03/01/31[6]	11,100,000	10,711,500
Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[6]	9,900,000	10,403,910
British Airways Class A Pass Through Trust
4.25% due 11/15/32[6]	9,614,573	10,068,065

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Williams Scotsman International, Inc.
4.63% due 08/15/28[6]	6,775,000	$6,893,562
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[6]	5,990,000	6,482,498
Hanesbrands, Inc.
5.38% due 05/15/25[6]	6,095,000	6,449,272
Smithsonian Institution
2.65% due 09/01/39	5,000,000	4,762,197
PetSmart Incorporated / PetSmart Finance Corp.
4.75% due 02/15/28[6]	4,550,000	4,662,886
Performance Food Group, Inc.
6.88% due 05/01/25[6]	4,074,000	4,348,995
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[6]	3,800,000	4,130,124
JB Poindexter & Company, Inc.
7.13% due 04/15/26[6]	2,850,000	3,010,313
HP Communities LLC
5.86% due 09/15/53[6]	1,420,000	1,661,450
Lear Corp.
4.25% due 05/15/29	1,450,000	1,605,479
Hasbro, Inc.
3.90% due 11/19/29	1,480,000	1,590,664
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	150,000	161,713
Total Consumer, Cyclical		1,185,140,091

Communications - 4.0%
ViacomCBS, Inc.
4.95% due 01/15/31	69,401,000	82,035,610
4.95% due 05/19/50	39,600,000	46,285,911
4.75% due 05/15/25	36,350,000	41,095,221
2.90% due 01/15/27	6,570,000	6,897,593
5.85% due 09/01/43	1,260,000	1,616,034
T-Mobile USA, Inc.
3.88% due 04/15/30[6]	65,805,000	71,709,683
3.50% due 04/15/31	28,000,000	28,253,400
2.63% due 04/15/26	13,850,000	14,092,375
2.88% due 02/15/31	7,250,000	7,007,125
Level 3 Financing, Inc.
4.25% due 07/01/28[6]	41,950,000	42,424,455
3.63% due 01/15/29[6]	36,820,000	35,669,375
3.88% due 11/15/29[6]	20,300,000	21,391,125
3.75% due 07/15/29[6]	13,950,000	13,652,167
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	71,850,000	71,037,626
3.90% due 06/01/52	21,650,000	20,732,345
3.85% due 04/01/61	1,000,000	902,497
AT&T, Inc.
2.75% due 06/01/31	48,660,000	48,422,161
2.30% due 06/01/27	6,000,000	6,128,746
Booking Holdings, Inc.
4.63% due 04/13/30	30,557,000	35,571,195
4.50% due 04/13/27	11,700,000	13,569,003
Virgin Media Secured Finance plc
4.50% due 08/15/30[6]	35,400,000	35,709,750
5.50% due 08/15/26[6]	1,200,000	1,245,126
Walt Disney Co.
3.80% due 05/13/60	31,990,000	35,080,201
CSC Holdings LLC
3.38% due 02/15/31[6]	14,175,000	13,359,937
5.50% due 05/15/26[6]	6,861,000	7,073,691
4.13% due 12/01/30[6]	5,741,000	5,702,420
6.75% due 11/15/21	1,800,000	1,847,250
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[6]	18,275,000	18,503,437
4.25% due 02/01/31[6]	9,025,000	9,045,036
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[6]	17,900,000	18,215,398
6.75% due 10/15/27[6]	5,633,000	6,005,623
Sirius XM Radio, Inc.
4.13% due 07/01/30[6]	21,910,000	21,935,196

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
5.38% due 07/15/26[6]	1,625,000	$1,677,812
Fox Corp.
3.50% due 04/08/30	14,521,000	15,438,462
3.05% due 04/07/25	7,100,000	7,548,971
Amazon.com, Inc.
2.70% due 06/03/60	25,180,000	22,244,460
Altice France S.A.
7.38% due 05/01/26[6]	14,800,000	15,392,000
5.13% due 01/15/29[6]	6,350,000	6,429,375
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[6]	22,100,000	21,750,820
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[6]	19,750,000	19,972,187
Verizon Communications, Inc.
3.15% due 03/22/30	16,590,000	17,482,964
Qualitytech, LP / QTS Finance Corp.
3.88% due 10/01/28[6]	17,075,000	16,989,625
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[6]	15,600,000	15,890,628
Lamar Media Corp.
3.63% due 01/15/31[6]	10,600,000	10,176,106
4.00% due 02/15/30	5,375,000	5,360,058
Ziggo BV
4.88% due 01/15/30[6]	10,125,000	10,349,117
Switch Ltd.
3.75% due 09/15/28[6]	4,200,000	4,135,824
Telenet Finance Lux Note
5.50% due 03/01/28	2,800,000	2,940,000
Corning, Inc.
4.38% due 11/15/57	2,500,000	2,715,921
Thomson Reuters Corp.
5.65% due 11/23/43	1,290,000	1,619,538
Match Group Holdings II LLC
4.13% due 08/01/30[6]	1,250,000	1,253,512
Virgin Media Finance plc
5.00% due 07/15/30[6]	850,000	848,938
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	435,396
Total Communications		982,868,426

Energy - 2.3%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[6]	91,750,000	87,626,861
2.94% due 09/30/40[6]	58,850,000	56,738,590
1.75% due 09/30/27[6]	2,050,000	2,049,121
BP Capital Markets plc
4.88% [3,4]	114,865,000	123,049,131
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	63,355,000	71,050,446
Occidental Petroleum Corp.
3.00% due 02/15/27	13,280,000	12,483,200
5.55% due 03/15/26	5,940,000	6,297,351
4.30% due 08/15/39	6,600,000	5,560,500
3.40% due 04/15/26	5,000,000	4,807,750
4.10% due 02/15/47	4,900,000	3,920,000
3.20% due 08/15/26	2,375,000	2,275,250
4.40% due 08/15/49	2,500,000	2,075,000
4.40% due 04/15/46	1,400,000	1,186,500
4.63% due 06/15/45	800,000	697,648
Valero Energy Corp.
2.15% due 09/15/27	13,920,000	13,631,375
2.85% due 04/15/25	12,000,000	12,538,643
4.00% due 04/01/29	7,450,000	8,023,109
7.50% due 04/15/32	1,180,000	1,588,721
Chevron USA, Inc.
2.34% due 08/12/50	27,250,000	22,572,126
4.20% due 10/15/49	3,300,000	3,746,878
Magellan Midstream Partners, LP
3.25% due 06/01/30	23,260,000	24,334,205
3.95% due 03/01/50	1,600,000	1,571,559
Equinor ASA
2.38% due 05/22/30	18,770,000	18,710,516
1.75% due 01/22/26	6,500,000	6,649,411

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
NuStar Logistics, LP
6.38% due 10/01/30		13,850,000	$14,958,000
5.63% due 04/28/27		1,799,000	1,881,925
Florida Gas Transmission Company LLC
2.55% due 07/01/30[6]		15,100,000	14,889,720
Midwest Connector Capital Company LLC
4.63% due 04/01/29[6]		13,440,000	13,620,778
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30[8]		6,300,000	7,172,158
Phillips 66
3.70% due 04/06/23		2,250,000	2,383,920
5.88% due 05/01/42		1,180,000	1,514,333
Parkland Corp.
5.88% due 07/15/27[6]		2,000,000	2,132,500
6.00% due 04/01/26[6]		1,025,000	1,071,945
ONEOK Partners, LP
6.20% due 09/15/43		680,000	821,328
3.38% due 10/01/22		720,000	743,828
TransCanada PipeLines Ltd.
6.10% due 06/01/40		1,200,000	1,553,882
Total Energy			555,928,208

Technology - 2.1%
NetApp, Inc.
2.70% due 06/22/30		123,550,000	122,574,116
Broadcom, Inc.
4.15% due 11/15/30		60,860,000	65,759,464
2.45% due 02/15/31[6]		57,120,000	53,974,261
2.60% due 02/15/33[6]		1,660,000	1,543,795
MSCI, Inc.
3.88% due 02/15/31[6]		31,882,000	32,577,028
3.63% due 09/01/30[6]		21,243,000	21,600,944
Leidos, Inc.
2.30% due 02/15/31[6]		34,450,000	32,498,752
3.63% due 05/15/25[6]		9,200,000	9,981,982
4.38% due 05/15/30[6]		2,650,000	2,945,846
Oracle Corp.
3.95% due 03/25/51		38,750,000	39,734,598
NCR Corp.
5.00% due 10/01/28[6]		30,050,000	30,350,500
8.13% due 04/15/25[6]		600,000	657,750
Qorvo, Inc.
4.38% due 10/15/29		21,000,000	22,417,710
3.38% due 04/01/31[6]		8,675,000	8,500,546
Apple, Inc.
2.55% due 08/20/60		22,850,000	19,581,214
Crowdstrike Holdings, Inc.
3.00% due 02/15/29		14,450,000	14,127,765
Twilio, Inc.
3.63% due 03/15/29		13,200,000	13,362,756
Analog Devices, Inc.
2.95% due 04/01/25		6,100,000	6,480,429
TeamSystem SpA
3.50% due 02/15/28	EUR	5,000,000	5,842,695
Black Knight InfoServ LLC
3.63% due 09/01/28[6]		5,600,000	5,502,616
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[6]		4,550,000	4,573,887
Presidio Holdings, Inc.
4.88% due 02/01/27[6]		2,300,000	2,357,546
Microchip Technology, Inc.
0.97% due 02/15/24[6]		1,650,000	1,646,809
Citrix Systems, Inc.
3.30% due 03/01/30		1,500,000	1,541,769
Entegris, Inc.
4.38% due 04/15/28[6]		900,000	928,035
HP, Inc.
4.05% due 09/15/22		720,000	755,602
Open Text Holdings, Inc.
4.13% due 02/15/30[6]		210,000	212,875
Total Technology			522,031,290

Basic Materials - 1.4%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[6]		55,600,000	58,138,521

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
4.20% due 05/13/50[6]		26,390,000	$28,486,023
Anglo American Capital plc
5.63% due 04/01/30[6]		39,500,000	47,134,131
2.63% due 09/10/30[6]		18,000,000	17,630,464
3.95% due 09/10/50[6]		14,140,000	14,329,252
2.25% due 03/17/28[6]		1,010,000	996,604
Nucor Corp.
2.70% due 06/01/30		45,300,000	46,240,763
2.00% due 06/01/25		5,000,000	5,127,552
Alcoa Nederland Holding BV
4.13% due 03/31/29[6]		13,400,000	13,514,436
5.50% due 12/15/27[6]		6,525,000	7,023,510
6.13% due 05/15/28[6]		2,800,000	3,049,760
6.75% due 09/30/24[6]		400,000	413,400
Minerals Technologies, Inc.
5.00% due 07/01/28[6]		20,050,000	20,676,563
Valvoline, Inc.
3.63% due 06/15/31[6]		18,300,000	17,705,250
Steel Dynamics, Inc.
3.25% due 01/15/31		7,620,000	8,058,582
2.40% due 06/15/25		5,950,000	6,199,041
Reliance Steel & Aluminum Co.
2.15% due 08/15/30		12,040,000	11,545,290
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[6]		10,430,000	11,250,737
INEOS Quattro Finance 2 plc
2.50% due 01/15/26	EUR	8,500,000	9,952,515
Carpenter Technology Corp.
6.38% due 07/15/28		2,415,000	2,595,351
Southern Copper Corp.
7.50% due 07/27/35		1,150,000	1,631,854
Dow Chemical Co.
4.25% due 10/01/34		1,420,000	1,570,431
International Paper Co.
7.30% due 11/15/39		1,030,000	1,535,864
WR Grace & Company-Conn
4.88% due 06/15/27[6]		925,000	957,560
Sherwin-Williams Co.
2.75% due 06/01/22		220,000	224,920
Total Basic Materials			335,988,374

Utilities - 0.9%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††		97,100,000	92,422,118
AES Corp.
3.95% due 07/15/30[6]		26,390,000	28,137,810
3.30% due 07/15/25[6]		3,750,000	3,978,225
NRG Energy, Inc.
2.45% due 12/02/27[6]		26,000,000	25,778,418
Arizona Public Service Co.
3.35% due 05/15/50		23,140,000	22,857,959
Alexander Funding Trust
1.84% due 11/15/23[6]		14,400,000	14,619,742
Clearway Energy Operating LLC
3.75% due 02/15/31[6]		11,150,000	10,693,866
4.75% due 03/15/28[6]		3,325,000	3,459,297
Black Hills Corp.
2.50% due 06/15/30		14,360,000	14,097,623
ONE Gas, Inc.
0.85% due 03/11/23		1,620,000	1,621,361
Southern Power Co.
5.25% due 07/15/43		1,350,000	1,537,161
Dominion Energy, Inc.
0.71% (3 Month USD LIBOR + 0.53%) due 09/15/23[5]		1,030,000	1,031,331
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27		825,000	899,250
Atmos Energy Corp.
0.63% due 03/09/23		800,000	800,312
Total Utilities			221,934,473

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Financial Institutions - 0.1%
Bain Capital, LP
3.41% due 04/15/41†††	36,000,000	$32,893,636
Total Corporate Bonds
(Cost $11,636,291,479)		11,868,590,496

ASSET-BACKED SECURITIES†† - 22.0%
Collateralized Loan Obligations - 13.1%
BXMT Ltd.
2020-FL2, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[5,6]	76,225,000	76,211,866
2020-FL3, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/15/37[5,6]	23,550,000	23,679,796
2020-FL3, 2.66% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 03/15/37[5,6]	16,125,000	16,274,466
2020-FL2, 1.51% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[5,6]	16,000,000	15,989,546
2020-FL3, 2.26% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 03/15/37[5,6]	10,600,000	10,682,737
2020-FL2, 1.76% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/16/37[5,6]	5,360,000	5,358,151
2020-FL2, 1.26% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[5,6]	5,200,000	5,203,190
Dryden 33 Senior Loan Fund
2020-33A, 1.24% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[5,6]	56,722,408	56,662,759
2020-33A, 1.64% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[5,6]	48,700,000	48,458,828
2020-33A, 2.24% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/15/29[5,6]	27,000,000	27,110,616
KREF Funding V LLC
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,5	115,000,000	114,130,970
0.15% due 06/25/26†††,11	313,636,364	153,682
Cerberus Loan Funding XXX, LP
2020-3A, 2.08% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[5,6]	100,000,000	99,889,730
2020-3A, 2.73% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/33[5,6]	10,200,000	10,209,301
HERA Commercial Mortgage Ltd.
2021-FL1, 1.73% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38[5,6]	49,562,000	49,585,145

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-FL1, 1.43% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/18/38[5,6]	28,000,000	$28,014,664
2021-FL1, 2.08% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 02/18/38[5,6]	19,200,000	19,244,532
2021-FL1, 1.18% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[5,6]	10,000,000	10,003,952
Cerberus Loan Funding XXXII, LP
2021-2A, (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[5,6]	105,125,000	105,103,975
Woodmont Trust
2020-7A, 2.05% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[5,6]	83,000,000	82,904,558
2020-7A, 2.75% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/32[5,6]	13,500,000	13,451,207
2020-7A, 2.40% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/32[5,6]	7,000,000	6,984,446
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[5,6]	49,250,000	49,249,109
2021-9A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/20/33[5,6]	35,900,000	35,763,268
2020-1A, 1.67% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/20/29[5,6]	12,500,000	12,498,671
2021-9A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33[5,6]	3,900,000	3,884,393
MidOcean Credit CLO VII
2020-7A, 1.28% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[5,6]	52,000,000	51,938,848
2020-7A, 1.84% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29[5,6]	27,500,000	27,168,124
2020-7A, 1.69% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[5,6]	14,800,000	14,804,763

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Venture XIV CLO Ltd.
2020-14A, 1.22% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[5,6]	69,000,000	$68,910,921
2020-14A, 2.44% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[5,6]	22,725,000	22,684,913
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.19% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[5,6]	72,500,000	72,562,292
2020-9A, 2.84% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 11/18/31[5,6]	15,250,000	15,311,560
Palmer Square Loan Funding Ltd.
2021-1A, 1.41% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/29[5,6]	19,000,000	18,959,661
2021-2A, (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29[5,6]	17,500,000	17,496,500
2019-3A, 1.03% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[5,6]	16,340,096	16,341,470
2018-4A, 1.09% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[5,6]	13,155,001	13,158,380
2018-4A, 1.64% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[5,6]	12,000,000	12,010,494
2021-1A, 1.96% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/29[5,6]	7,100,000	7,106,841
GPMT Ltd.
2019-FL2, 1.41% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[5,6]	25,899,000	25,937,110
2019-FL2, 1.71% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/22/36[5,6]	24,300,000	24,316,597
2019-FL2, 2.46% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 02/22/36[5,6]	21,400,000	21,375,666
2019-FL2, 2.01% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36[5,6]	12,750,000	12,741,512
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.79% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[5,6]	83,450,000	83,450,000
Cerberus Loan Funding XXXI, LP
2021-1A, 1.69% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[5,6]	70,250,000	70,250,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-1A, 2.79% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 04/15/32[5,6]	12,000,000	$12,000,000
LoanCore Issuer Ltd.
2019-CRE2, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[5,6]	19,984,000	19,964,052
2018-CRE1, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[5,6]	17,747,000	17,729,722
2019-CRE3, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 04/15/34[5,6]	13,551,300	13,572,546
2021-CRE4, 1.81% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/15/35[5,6]	13,182,000	13,158,032
2019-CRE2, 1.81% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 05/15/36[5,6]	11,575,000	11,546,100
2019-CRE3, 1.71% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/15/34[5,6]	4,410,000	4,383,120
Parliament Funding II Ltd.
2020-1A, 2.67% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[5,6]	71,650,000	71,714,041
2020-1A, 3.42% (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 08/12/30[5,6]	6,000,000	6,003,071
Golub Capital Partners CLO Ltd.
2018-36A, 1.50% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[5,6]	76,300,000	75,829,786
CHCP Ltd.
2021-FL1, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/15/38[5,6]	28,000,000	28,008,350
2021-FL1, 1.41% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/15/38[5,6]	22,250,000	22,258,466
2021-FL1, 1.76% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/15/38[5,6]	5,900,000	5,902,545
2021-FL1, 2.21% (1 Month USD LIBOR + 2.10%, Rate Floor: 2.10%) due 02/15/38[5,6]	2,950,000	2,951,270
Wellfleet CLO Ltd.
2020-2A, 1.28% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[5,6]	52,250,000	52,264,087
2018-2A, 1.80% (3 Month USD LIBOR + 1.58%, Rate Floor: 1.58%) due 10/20/28[5,6]	2,500,000	2,502,030

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Diamond CLO Ltd.
2021-1A, 1.65% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/25/29[5,6]	23,825,000	$23,820,235
2018-1A, 1.72% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[5,6]	18,000,000	17,963,262
2021-1A, 2.60% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/25/29[5,6]	2,300,000	2,299,540
2021-1A, 1.90% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/25/29[5,6]	2,150,000	2,149,570
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.54% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[5,6]	44,300,000	43,887,718
2018-11A, 2.74% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 04/15/31[5,6]	2,300,000	2,306,626
Whitebox CLO II Ltd.
2020-2A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/24/31[5,6]	36,500,000	36,570,394
2020-2A, 2.49% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 10/24/31[5,6]	7,000,000	7,027,201
Denali Capital CLO XI Ltd.
2018-1A, 1.35% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[5,6]	39,879,704	39,884,474
Lake Shore MM CLO III LLC
2020-1A, 2.53% (3 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/29[5,6]	38,900,000	38,939,441
MP CLO VIII Ltd.
2018-2A, 1.13% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[5,6]	38,919,430	38,907,058
LCM XXIV Ltd.
2021-24A, 1.59% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 03/20/30[5,6]	24,200,000	24,133,423
2021-24A, 2.09% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 03/20/30[5,6]	13,050,000	13,008,739
Marathon CLO V Ltd.
2017-5A, 1.05% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[5,6]	18,236,534	18,218,872
2017-5A, 1.63% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[5,6]	18,020,137	17,847,201

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
NXT Capital CLO LLC
2017-1A, 1.92% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[5,6]	34,100,000	$34,155,102
Madison Park Funding XLVIII Ltd.
2021-48A, 1.59% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[5,6]	27,500,000	27,450,082
2021-48A, 2.14% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/19/33[5,6]	5,900,000	5,894,978
Telos CLO Ltd.
2017-6A, 1.97% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/17/27[5,6]	32,000,000	32,019,840
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 1.59% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/16/33[5,6]	26,700,000	26,599,066
2021-40A, 1.94% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/16/33[5,6]	2,000,000	1,992,012
TCW CLO Ltd.
2020-1A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 10/20/31[5,6]	28,000,000	27,860,050
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	21,500,000	21,681,985
2016-2A, 5.29% due 05/12/31[6]	5,000,000	4,987,224
Wind River CLO Ltd.
2017-2A, 1.11% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[5,6]	26,568,221	26,544,976
610 Funding CLO 3 Ltd.
2018-3A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[5,6]	25,874,727	25,874,318
OCP CLO Ltd.
2020-4A, 1.67% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[5,6]	25,500,000	25,095,647
2019-17A, 0.87% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32[5,6]	750,000	748,972
Canyon CLO Ltd.
2020-1A, 2.99% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/15/28[5,6]	22,500,000	22,559,355
2020-1A, 4.02% (3 Month USD LIBOR + 3.78%, Rate Floor: 3.78%) due 07/15/28[5,6]	2,000,000	1,998,536

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.12% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[5,6]	24,518,576	$24,524,046
Ares LVII CLO Ltd.
2020-57A, 2.74% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/25/31[5,6]	13,500,000	13,485,438
2020-57A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/25/31[5,6]	9,500,000	9,554,906
Magnetite Xxix Ltd.
2021-29A, 1.50% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/15/34[5,6]	15,100,000	15,100,000
2021-29A, 1.75% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 01/15/34[5,6]	7,700,000	7,700,000
Voya CLO Ltd.
2020-1A, 1.30% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[5,6]	18,850,000	18,906,297
2013-1A, due 10/15/30[6,9]	10,575,071	3,517,702
STWD Ltd.
2019-FL1, 1.71% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 07/15/38[5,6]	11,210,000	11,191,018
2019-FL1, 2.06% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 07/15/38[5,6]	8,800,000	8,809,083
2019-FL1, 1.51% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/15/38[5,6]	2,200,000	2,201,544
Apres Static CLO Ltd.
2020-1A, 1.94% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/15/28[5,6]	21,750,000	21,784,076
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.49% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[5,6]	21,171,638	20,957,851
Allegro CLO IX Ltd.
2018-3A, 1.39% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[5,6]	20,400,000	20,459,668
Avery Point VI CLO Ltd.
2021-6A, 1.96% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 08/05/27[5,6]	12,100,000	12,070,195
2021-6A, 1.51% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/05/27[5,6]	8,000,000	7,991,528

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Recette CLO Ltd.
2021-1A, 1.51% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/20/34[5,6]	9,800,000	$9,800,000
2021-1A, 1.86% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 04/20/34[5,6]	9,200,000	9,200,000
AMMC CLO XIV Ltd.
2021-14A, 1.62% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29[5,6]	18,290,000	18,267,622
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A, 1.59% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/20/32[5,6]	14,100,000	14,051,506
2021-32A, 1.89% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 01/20/32[5,6]	4,200,000	4,184,088
Owl Rock CLO IV Ltd.
2020-4A, 2.80% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[5,6]	18,000,000	18,050,929
BSPRT Issuer Ltd.
2018-FL4, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[5,6]	7,214,715	7,214,714
2021-FL6, 2.15% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 03/15/36[5,6]	5,550,000	5,542,074
2018-FL3, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[5,6]	5,215,344	5,215,343
BDS Ltd.
2019-FL3, 2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/15/35[5,6]	9,900,000	9,895,014
2020-FL5, 1.91% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/16/37[5,6]	4,400,000	4,423,572
2020-FL5, 1.46% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 02/16/37[5,6]	3,200,000	3,202,299
Owl Rock CLO II Ltd.
2021-2A, 1.74% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 04/20/33[5,6]	15,600,000	15,596,100
Dryden 36 Senior Loan Fund
2020-36A, 2.29% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/15/29[5,6]	15,200,000	15,263,354

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Crown Point CLO III Ltd.
2017-3A, 1.69% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[5,6]	10,280,000	$10,279,980
2017-3A, 1.15% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[5,6]	4,722,215	4,721,891
Shackleton CLO Ltd.
2017-8A, 1.14% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[5,6]	6,150,633	6,150,053
2017-8A, 1.52% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[5,6]	5,510,000	5,410,020
2018-6RA, 1.24% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[5,6]	3,366,854	3,365,425
NewStar Clarendon Fund CLO LLC
2019-1A, 1.52% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[5,6]	12,662,801	12,653,887
2019-1A, 3.27% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[5,6]	2,000,000	1,990,742
KREF Ltd.
2018-FL1, 1.21% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[5,6]	13,396,506	13,398,297
Octagon Investment Partners 49 Ltd.
2021-5A, 1.76% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33[5,6]	12,800,000	12,842,764
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.74% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[5,6]	11,527,000	11,497,657
2020-9A, 2.53% due 11/15/29[6]	1,250,000	1,248,624
Newstar Commercial Loan Funding LLC
2017-1A, 2.69% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[5,6]	12,750,000	12,739,469
Marathon CLO VII Ltd.
2017-7A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[5,6]	12,600,000	12,593,922
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[5,6]	12,600,000	12,577,504

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Benefit Street Partners Clo XXII Ltd.
2020-22A, 1.59% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 01/20/32[5,6]	7,700,000	$7,686,907
2020-22A, 2.29% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 01/20/32[5,6]	4,300,000	4,326,770
Columbia Cent CLO 27 Ltd.
2020-27A, 1.83% due 10/25/28[6]	12,000,000	11,997,600
Sudbury Mill CLO Ltd.
2017-1A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[5,6]	11,850,000	11,808,916
KVK CLO Ltd.
2017-1A, 1.13% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[5,6]	4,909,795	4,905,116
2018-1A, 1.83% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 05/20/29[5,6]	3,850,000	3,846,871
2018-1A, 1.11% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[5,6]	2,983,803	2,982,332
Monroe Capital CLO Ltd.
2017-1A, 1.92% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/22/26[5,6]	11,100,000	11,064,447
2017-1A, 1.57% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[5,6]	101,736	101,718
Neuberger Berman CLO XVI-S Ltd.
2021-16SA, 1.60% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/34[5,6]	10,200,000	10,197,960
Mountain View CLO Ltd.
2018-1A, 1.04% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[5,6]	9,875,670	9,866,546
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,9]	13,600,000	9,152,548
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,9]	10,000,000	8,555,861
ACIS CLO Ltd.
2015-6A, 2.69% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 05/01/27[5,6]	7,500,000	7,496,374
THL Credit Lake Shore MM CLO I Ltd.
2019-1A, 1.94% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/30[5,6]	7,250,000	7,225,514

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Golub Capital Partners CLO 16 Ltd.
2017-16A, 2.07% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[5,6]	6,700,000	$6,684,369
TCP Waterman CLO Ltd.
2016-1A, 2.23% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[5,6]	6,617,373	6,621,971
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.51% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 12/18/37[5,6]	3,100,000	3,106,729
2021-FL4, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 12/18/37[5,6]	3,100,000	3,106,487
Owl Rock CLO I Ltd.
2019-1A, 1.98% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31[5,6]	5,650,000	5,655,931
Apres Static CLO 2 Ltd.
2020-1A, 3.99% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/15/28[5,6]	2,800,000	2,800,065
2020-1A, 4.54% (3 Month USD LIBOR + 4.30%, Rate Floor: 4.30%) due 04/15/28[5,6]	2,700,000	2,699,897
Ivy Hill Middle Market Credit Fund X Ltd.
2018-10A, 2.02% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 07/18/30[5,6]	5,300,000	5,226,992
GoldenTree Loan Opportunities IX Ltd.
2018-9A, 1.32% (3 Month USD LIBOR + 1.11%, Rate Floor: 1.11%) due 10/29/29[5,6]	5,152,000	5,157,327
VOYA CLO
2021-2A, 2.2% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 06/07/30[5,6]	4,950,000	4,949,010
Seneca Park CLO Ltd.
2017-1A, 1.72% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[5,6]	4,942,434	4,942,009
TICP CLO III-2 Ltd.
2018-3R, 1.06% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[5,6]	4,377,099	4,378,959
Atlas Senior Loan Fund III Ltd.
2017-1A, 1.49% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/17/27[5,6]	4,300,000	4,257,682

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Avery Point V CLO Ltd.
2017-5A, 1.20% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[5,6]	4,183,614	$4,183,808
TICP CLO I Ltd.
2018-1A, 1.02% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[5,6]	4,153,685	4,153,498
TRTX Issuer Ltd.
2019-FL3, 1.26% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/15/34[5,6]	2,600,000	2,600,574
2019-FL3, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/15/34[5,6]	1,500,000	1,505,096
Northwoods Capital XII-B Ltd.
2018-12BA, 2.03% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31[5,6]	4,000,000	3,957,269
Ready Capital Mortgage Financing LLC
2019-FL3, 1.11% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 03/25/34[5,6]	3,822,771	3,814,819
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[6,9]	8,920,000	3,725,402
Newfleet CLO Ltd.
2018-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[5,6]	3,485,964	3,483,536
Golub Capital Partners CLO 39B Ltd.
2018-39A, 1.62% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/20/28[5,6]	3,100,000	3,101,489
Monroe Capital BSL CLO Ltd.
2017-1A, 1.93% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[5,6]	3,000,000	3,002,411
ACRES Commercial Realty Corp.
2020-RSO8, 1.56% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 03/15/35[5,6]	3,000,000	2,996,816
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[9]	4,956,331	2,922,349
Oaktree CLO Ltd.
2017-1A, 1.09% (3 Month USD LIBOR + 0.87%) due 10/20/27[5,6]	2,917,399	2,917,686
Ocean Trails CLO IV
2017-4A, 1.99% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 08/13/25[5,6]	2,500,000	2,488,315

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Allegro CLO VII Ltd.
2018-1A, 2.14% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 06/13/31[5,6]	2,500,000	$2,435,379
Grand Avenue CRE Ltd.
2020-FL2, 4.37% (1 Month USD LIBOR + 4.26%, Rate Floor: 4.26%) due 03/15/35[5,6]	1,100,000	1,116,274
2020-FL2, 3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/15/35[5,6]	900,000	908,573
Tralee CLO III Ltd.
2017-3A, 1.67% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[5,6]	2,000,000	1,991,999
Cerberus Loan Funding XXVI, LP
2019-1A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/15/31[5,6]	2,000,000	1,990,944
Ivy Hill Middle Market Credit Fund IX Ltd.
2017-9A, 1.97% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/18/30[5,6]	1,000,000	983,600
2017-9A, 2.57% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/18/30[5,6]	1,000,000	954,970
Dryden XXV Senior Loan Fund
2017-25A, 1.59% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[5,6]	1,766,703	1,753,423
Catamaran CLO Ltd.
2016-2A, 2.27% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/18/26[5,6]	1,750,000	1,750,666
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[6,9]	3,700,000	1,155,862
Mountain Hawk II CLO Ltd.
2018-2A, 1.82% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[5,6]	602,370	602,262
Dryden 43 Senior Loan Fund
2019-43A, 0.82% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/20/29[5,6]	600,000	599,482
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[6,9]	461,538	202,219
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[6,9]	1,200,000	144,331
Babson CLO Ltd.
2014-IA, due 07/20/25[6,9]	1,300,000	125,450
Copper River CLO Ltd.
2007-1A, due 01/20/21[7,9]	1,500,000	44,190

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,9]		1,808,219	$2,098
Total Collateralized Loan Obligations			3,187,490,225

Financial - 3.2%
Station Place Securitization Trust
2021-3, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,5,6		144,500,000	144,500,000
2020-16, 1.11% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,5,6		114,400,000	114,400,000
2021-7, 1.02% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 09/24/21[5,6]		61,100,000	61,100,000
2021-SP1, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,5,6		42,600,000	42,600,000
2020-12, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21†††,5,6		35,500,000	35,500,000
2020-5, 0.92% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,5,7		20,000,000	20,000,000
2020-WL1, 2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/25/51†††,5,7		10,000,000	10,000,000
2021-WL1, 0.96% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/26/54[5,6]		8,850,000	8,847,181
2021-WL1, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 01/26/54[5,6]		6,750,000	6,747,854
2021-WL1, 1.36% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/26/54[5,6]		3,400,000	3,398,921
2020-WL1, 2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 06/25/51†††,5,7		3,000,000	3,000,000
HV Eight LLC
2.75% (3 Month Euribor + 2.75%, Rate Floor: 2.75%) due 12/28/25	EUR	107,000,000	125,469,043
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR	49,173,889	57,646,008
2.40% due 11/25/24†††		15,163,796	15,002,611
Strategic Partners Fund VIII LP
3.11% due 03/10/25†††		51,900,000	52,875,749
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[6]		23,750,000	24,528,288
Ceamer Finance LLC
3.69% due 03/22/31		23,275,000	22,809,500

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Madison Avenue Secured Funding Trust Series
2020-1, 1.73% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,5,6	20,050,000	$20,050,000
Nassau LLC
2019-1, 3.98% due 08/15/34[6]	17,499,849	17,731,732
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[6]	3,132,118	3,420,220
Total Financial		789,627,107

Transport-Aircraft - 1.6%
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[6]	77,791,791	78,989,801
AASET Trust
2020-1A, 3.35% due 01/16/40[6]	28,696,468	28,646,275
2019-1, 3.84% due 05/15/39[6]	13,955,786	13,846,284
2017-1A, 3.97% due 05/16/42[6]	7,317,870	7,331,918
2019-2, 3.38% due 10/16/39[6]	2,235,940	2,245,420
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[6]	50,579,202	50,987,229
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[6]	25,939,039	25,991,238
2017-1, 3.97% due 07/15/42	12,347,794	12,355,707
2016-1, 4.45% due 08/15/41	374,060	374,331
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[6]	33,006,125	32,838,913
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	33,919,253	32,820,880
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[6]	33,074,623	32,813,293
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	24,082,380	24,308,757
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[6]	13,665,311	13,772,879
2017-1, 4.58% due 02/15/42[6]	7,507,294	7,580,136
WAVE LLC
2019-1, 3.60% due 09/15/44[6]	12,916,203	12,919,191
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	14,830,389	11,760,606
Raspro Trust
2005-1A, 1.15% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[5,6]	10,546,044	10,463,374
Stripes Aircraft Ltd.
2013-1 A1, 3.61% due 03/20/23†††	623,686	614,657
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[7]	694,434	555,547

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Airplanes Pass Through Trust
2001-1A, 1.26% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19†††,7,15	409,604	$41
Total Transport-Aircraft		401,216,477

Whole Business - 1.1%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[6]	97,062,250	98,963,699
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[6]	29,300,000	29,950,167
2020-1, 2.84% due 01/30/51[6]	9,800,000	10,008,446
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[6]	30,200,000	29,925,361
Domino’s Pizza Master Issuer LLC
2017-1A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[5,6]	16,684,000	16,682,999
2017-1A, 4.12% due 07/25/47[6]	10,427,500	11,226,038
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[6]	25,500,000	25,824,615
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[6]	12,954,975	13,710,380
2015-1A, 4.50% due 06/15/45[6]	7,938,000	7,990,549
2019-1A, 4.08% due 06/15/49[6]	1,603,813	1,692,712
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[6]	14,774,375	16,009,513
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/07/49[6]	3,482,500	3,663,451
2019-1A, 4.19% due 06/07/49[6]	3,373,050	3,463,785
DB Master Finance LLC
2019-1A, 4.35% due 05/20/49[6]	591,000	638,244
Drug Royalty III Limited Partnership 1
2017-1A, 3.60% due 04/15/27[6]	232,324	232,729
Total Whole Business		269,982,688

Net Lease - 0.9%
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[6]	22,222,827	22,721,387
2020-1A, 3.81% due 02/15/50[6]	20,049,094	20,227,811
2014-1A, 3.66% due 10/15/44[6]	10,940,717	10,955,679
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[6]	49,840,155	49,921,903
2017-1A, 4.18% due 04/15/47[6]	275,107	277,643
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[6]	28,598,769	29,273,537
2016-1A, 4.32% due 10/20/46[6]	11,585,254	11,993,509
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.21% due 11/20/50[6]	22,120,661	22,028,639

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-1A, 2.26% due 11/20/50[6]	15,000,000	$14,748,723
CF Hippolyta LLC
2020-1, 2.28% due 07/15/60[6]	10,498,167	10,671,030
2020-1, 2.60% due 07/15/60[6]	4,576,247	4,557,900
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[6]	9,654,679	10,015,220
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[6]	4,346,250	4,514,645
2013-3A, 5.21% due 11/20/43[6]	654,444	670,341
CARS-DB4, LP
2020-1A, 3.25% due 02/15/50[6]	3,529,661	3,589,278
Total Net Lease		216,167,245

Collateralized Debt Obligations - 0.8%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[6]	108,450,000	107,639,542
2021-4A, 3.12% due 04/27/39[6]	23,000,000	22,795,795
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[6]	54,000,000	53,687,000
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[5,7]	1,415,186	1,408,407
Total Collateralized Debt Obligations		185,530,744

Infrastructure - 0.7%
SBA Tower Trust
2.33% due 01/15/28[6]	140,500,000	142,703,054
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[6]	21,806,511	22,293,680
Diamond Issuer LLC
2020-1A, 2.74% due 07/20/50[6]	7,900,000	7,917,806
Total Infrastructure		172,914,540

Transport-Container - 0.5%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[6]	64,570,585	65,701,028
CLI Funding VI LLC
2020-3A, 2.07% due 10/18/45[6]	26,814,333	26,815,687
2020-1A, 2.08% due 09/18/45[6]	5,640,000	5,621,296
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[6]	21,065,000	21,095,622
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[6]	11,200,242	11,221,750
Total Transport-Container		130,455,383

Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	21,400,000	22,874,527
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[6]	180,952	183,638
Total Diversified Payment Rights		23,058,165

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]	2,475,000	2,538,353

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
321 Henderson Receivables VI LLC
2010-1A, 5.56% due 07/15/59[6]	1,153,817	$1,269,401
JGWPT XXV LLC
2012-1A, 4.21% due 02/16/65[6]	493,383	548,421
JG Wentworth XXXV LLC
2015-2A, 3.87% due 03/15/58[6]	38,722	42,136
Total Insurance		4,398,311

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[6]	414,323	414,590
Total Asset-Backed Securities
(Cost $5,359,346,764)		5,381,255,475

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 11.6%
Residential Mortgage Backed Securities - 7.0%
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60[5,6]	103,007,440	104,695,742
2021-RPL1, 1.67% (WAC) due 09/27/60[5,6]	40,322,053	40,222,735
2018-RPL9, 3.85% (WAC) due 09/25/57[5,6]	30,327,847	32,157,638
2020-NQM1, 1.72% due 05/25/65[6,10]	11,815,062	11,821,843
FKRT
2020-C2A, 3.25% due 12/30/23†††,7	113,927,996	114,064,710
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC5, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36[5]	30,295,035	20,062,802
2007-HE5, 0.45% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 03/25/37[5]	31,973,137	17,882,364
2006-HE6, 0.35% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 09/25/36[5]	25,780,390	12,617,709
2006-HE4, 0.59% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 06/25/36[5]	10,177,337	6,832,113
2006-NC1, 0.68% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[5]	6,331,198	6,303,168
2007-HE2, 0.24% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 01/25/37[5]	9,513,372	5,852,061
2007-HE3, 0.22% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 12/25/36[5]	6,732,294	4,309,803
2007-HE6, 0.17% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[5]	3,369,400	3,047,253
2007-NC3, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/37[5]	2,595,468	2,213,465
2007-HE3, 0.24% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/36[5,6]	2,473,190	1,801,887

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
LSTAR Securities Investment Ltd.
2021-1, 1.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[5,7]	75,462,614	$75,666,061
2021-2, 1.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[5,7]	39,789,480	39,761,962
Home Equity Loan Trust
2007-FRE1, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[5]	76,127,847	71,735,833
Soundview Home Loan Trust
2006-OPT5, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	58,386,699	57,119,801
2005-OPT3, 0.81% (1 Month USD LIBOR + 0.71%, Rate Floor: 0.71%) due 11/25/35[5]	11,827,261	11,799,080
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.24% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/36[5]	76,186,546	56,479,700
2006-WMC4, 0.23% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[5]	13,676,831	8,787,182
Verus Securitization Trust
2020-1, 2.42% due 01/25/60[6,10]	23,827,067	24,081,316
2019-4, 2.64% due 11/25/59[6,10]	20,387,661	20,749,304
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[5,6]	18,795,599	19,141,457
2020-1, 2.56% (WAC) due 02/25/50[5,6]	12,023,568	12,155,477
2020-1, 2.41% (WAC) due 02/25/50[5,6]	9,248,898	9,399,621
2019-1, 2.94% (WAC) due 06/25/49[5,6]	1,428,308	1,436,707
NovaStar Mortgage Funding Trust Series
2007-2, 0.31% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[5]	39,485,327	38,709,393
2007-1, 0.24% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 11.00%/0.13%) due 03/25/37[5]	3,551,224	2,695,595
Citigroup Mortgage Loan Trust, Inc.
2007-AMC1, 0.27% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 12/25/36[5,6]	26,613,342	17,761,720
2005-HE3, 0.84% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 09/25/35[5]	8,884,630	8,869,735

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-AMC3, 0.29% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 03/25/37[5]	8,068,059	$7,373,226
2006-WF1, 5.21% due 03/25/36	9,535,330	6,549,427
GSAMP Trust
2007-NC1, 0.24% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[5]	30,706,348	20,430,969
2006-HE8, 0.34% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[5]	10,107,000	8,885,205
2006-NC2, 0.41% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36[5]	7,636,831	5,468,569
2007-NC1, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/46[5]	6,851,035	4,497,122
2005-HE6, 0.77% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.66%) due 11/25/35[5]	45,667	45,658
Alternative Loan Trust
2007-OA4, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[5]	21,993,650	20,803,406
2007-OH3, 0.40% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[5]	8,352,935	7,959,535
2006-43CB, 6.00% (1 Month USD LIBOR + 0.50%, Rate Cap/Floor: 6.00%/6.00%) due 02/25/37[5]	7,462,193	5,846,783
2007-OA7, 0.29% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[5]	3,431,134	3,266,722
2007-OH3, 0.33% (1 Month USD LIBOR + 0.22%, Rate Cap/Floor: 10.00%/0.22%) due 09/25/47[5]	830,312	786,197
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.74% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[5]	34,296,259	33,761,608
2006-BC4, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[5]	4,183,202	4,107,300
2006-BC6, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37[5]	404,371	402,013
2006-OPT1, 0.37% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/25/36[5]	108,597	107,648

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[5,6]	18,756,307	$18,969,457
2019-NQM2, 2.75% (WAC) due 11/25/59[5,6]	11,502,769	11,862,228
2021-HE1, 1.52% (30 Day Average U.S. Secured Overnight Financing Rate + 1.50%, Rate Floor: 0.00%) due 01/25/70[5,6]	7,500,000	7,481,458
CIT Mortgage Loan Trust
2007-1, 1.46% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[5,6]	33,404,344	33,578,383
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[5,6]	21,953,525	22,040,953
2018-R2, 3.69% (WAC) due 08/25/57[5,6]	9,485,301	9,501,646
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR10, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[5]	12,887,558	12,495,764
2006-AR9, 1.09% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46[5]	11,361,506	10,337,666
2006-AR9, 1.10% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[5]	5,248,820	4,508,739
2006-7, 4.18% due 09/25/36	2,366,906	985,237
2006-8, 4.24% due 10/25/36	396,677	197,472
ACE Securities Corporation Home Equity Loan Trust Series
2006-NC1, 0.72% (1 Month USD LIBOR + 0.62%, Rate Floor: 0.62%) due 12/25/35[5]	16,761,000	16,153,757
2005-HE2, 1.13% (1 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 04/25/35[5]	7,670,085	7,660,312
2007-WM2, 0.32% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[5]	7,522,144	4,379,491
New Residential Mortgage Loan Trust
2019-6A, 3.50% (WAC) due 09/25/59[5,6]	13,086,199	13,791,951
2018-1A, 4.00% (WAC) due 12/25/57[5,6]	10,705,132	11,427,060
2018-2A, 3.50% (WAC) due 02/25/58[5,6]	2,736,314	2,855,936
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[5,7]	14,811,902	15,425,992

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-RM3, 2.80% (WAC) due 06/25/69[5,7]	11,319,798	$11,574,305
HSI Asset Securitization Corporation Trust
2006-OPT2, 0.69% (1 Month USD LIBOR + 0.59%, Rate Floor: 0.59%) due 01/25/36[5]	27,052,690	26,972,182
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[5,6]	15,300,043	15,486,441
2019-2, 2.70% (WAC) due 09/25/59[5,6]	10,651,101	10,713,066
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[11]	156,060,784	24,685,664
RALI Series Trust
2007-QO4, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/47[5]	6,343,105	6,092,834
2006-QO2, 0.55% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[5]	18,253,609	5,594,536
2007-QO2, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[5]	9,013,901	4,742,423
2006-QO2, 0.65% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 02/25/46[5]	5,919,553	1,886,095
2006-QO6, 0.47% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46[5]	5,152,478	1,728,706
2007-QO3, 0.43% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 03/25/47[5]	1,234,143	1,178,147
IXIS Real Estate Capital Trust
2007-HE1, 0.22% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 05/25/37[5]	29,213,551	9,964,956
2006-HE1, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36[5]	13,490,577	8,825,492
2007-HE1, 0.34% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[5]	3,328,363	1,156,779
2007-HE1, 0.17% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[5]	2,723,096	921,038
Lehman XS Trust Series
2007-4N, 0.31% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 03/25/47[5]	11,518,978	11,551,047

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-2N, 0.29% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37[5]	6,395,624	$6,285,773
2007-15N, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.00%) due 08/25/37[5]	2,554,907	2,436,284
2006-10N, 0.53% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 07/25/46[5]	467,694	473,952
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[5,6]	15,611,337	15,794,661
2020-1, 2.68% (WAC) due 02/25/24[5,6]	3,884,681	3,914,025
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[6]	20,000,000	19,616,572
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[5]	20,163,046	19,558,875
First NLC Trust
2005-4, 0.89% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36[5]	16,665,485	16,461,030
2005-1, 0.56% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.46%) due 05/25/35[5]	2,689,787	2,591,662
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W4, 0.87% (1 Month USD LIBOR + 0.76%, Rate Floor: 0.76%) due 02/25/36[5]	12,191,257	11,075,265
2005-W2, 0.84% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35[5]	6,220,411	6,212,570
ABFC Trust
2007-WMC1, 1.36% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 06/25/37[5]	18,923,330	16,738,385
Merrill Lynch Mortgage Investors Trust Series
2007-HE2, 0.37% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 02/25/37[5]	21,467,422	8,948,955
2006-HE6, 0.39% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 11/25/37[5]	10,222,066	6,994,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
HarborView Mortgage Loan Trust
2006-14, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[5]	9,252,282	$8,678,300
2006-12, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[5]	7,223,518	6,908,450
SG Residential Mortgage Trust
2019-3, 2.70% (WAC) due 09/25/59[5,6]	15,354,618	15,573,584
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59[5,6]	9,141,160	9,226,822
2020-1, 2.67% (WAC) due 12/25/59[5,6]	6,063,544	6,125,632
Securitized Asset Backed Receivables LLC Trust
2006-WM4, 0.19% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 11/25/36[5]	33,109,956	12,983,063
2006-HE2, 0.41% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36[5]	3,799,177	2,128,380
Merrill Lynch Alternative Note Asset Trust Series
2007-A1, 0.34% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[5]	22,370,297	9,843,732
2007-A1, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[5]	8,483,190	3,661,062
First Franklin Mortgage Loan Trust
2006-FF3, 0.69% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 02/25/36[5]	8,616,000	8,532,744
2004-FF10, 1.38% (1 Month USD LIBOR + 1.28%, Rate Floor: 1.28%) due 07/25/34[5]	4,158,098	4,174,362
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[5,6]	11,894,595	11,979,939
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[5,6]	11,266,160	11,472,497
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 0.49% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/36[5]	11,599,421	11,319,495

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 01/25/36[5]	10,072,000	$9,879,090
Master Asset Backed Securities Trust
2006-NC2, 0.59% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 08/25/36[5]	8,915,460	4,772,913
2006-WMC4, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36[5]	6,639,185	2,931,613
2006-WMC3, 0.27% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[5]	3,874,336	1,792,765
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 0.25% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[5,6]	5,194,458	4,878,053
2007-HE1, 0.26% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[5,6]	4,204,945	4,010,669
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[5]	5,889,952	4,935,622
2007-HE4, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[5]	4,224,264	3,188,791
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 1.07% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[5]	6,196,025	5,171,557
2006-AR13, 1.14% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46[5]	1,861,800	1,746,559
2006-AR11, 1.18% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46[5]	1,011,622	995,723
Impac Secured Assets CMN Owner Trust
2005-2, 0.61% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 03/25/36[5]	8,522,345	7,887,789

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
American Home Mortgage Assets Trust
2006-4, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46[5]	8,990,919	$5,810,765
2006-6, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46[5]	1,977,654	1,690,083
GSAA Home Equity Trust
2006-5, 0.47% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 03/25/36[5]	14,761,408	7,005,600
2007-7, 0.65% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37[5]	126,532	124,656
CSMC Series
2015-12R, 0.63% (WAC) due 11/30/37[5,6]	6,259,113	6,243,915
Long Beach Mortgage Loan Trust
2006-8, 0.27% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 09/25/36[5]	7,950,906	3,129,069
2006-6, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[5]	5,145,916	2,718,413
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4
2006-AR4, 0.37% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 12/25/36[5]	11,488,682	5,632,555
Structured Asset Investment Loan Trust
2005-11, 0.83% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.72%) due 01/25/36[5]	3,784,195	3,764,500
2006-3, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[5]	683,301	670,584
2004-BNC2, 1.31% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 12/25/34[5]	662,167	663,023
ASG Resecuritization Trust
2010-3, 0.71% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45[5,6]	4,100,867	4,057,658
Option One Mortgage Loan Trust
2007-2, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[5]	5,974,369	3,776,054

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
CWABS Asset-Backed Certificates Trust
2004-15, 1.46% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 04/25/35[5]	3,434,647	$3,438,629
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 0.69% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 01/25/36[5]	3,007,543	2,957,591
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 1.03% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[5]	2,944,070	2,828,693
Finance of America HECM Buyout
2021-HB1, 2.08% (WAC) due 02/25/31[5,6]	2,600,000	2,586,731
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[5,6]	2,503,176	2,507,742
Morgan Stanley Resecuritization Trust
2014-R9, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[5,6]	2,398,535	2,306,289
Nomura Resecuritization Trust
2015-4R, 1.81% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,6]	1,175,203	1,169,570
2015-4R, 0.60% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[5,6]	434,331	428,593
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.61% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 12/25/35[5]	1,481,039	1,479,224
Countrywide Asset-Backed Certificates
2005-15, 0.56% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36[5]	1,500,000	1,461,137
Impac Secured Assets Trust
2006-2, 0.45% (1 Month USD LIBOR + 0.34%, Rate Cap/Floor: 11.50%/0.34%) due 08/25/36[5]	1,153,935	1,031,207
Alliance Bancorp Trust
2007-OA1, 0.35% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[5]	766,986	712,326

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	343,455	$350,171
Morgan Stanley Re-REMIC Trust
2010-R5, 1.55% due 06/26/36[6]	185,778	170,782
Irwin Home Equity Loan Trust
2007-1, 6.35% due 08/25/37[6]	20,460	20,898
Total Residential Mortgage Backed Securities		1,717,891,826

Government Agency - 2.5%
Fannie Mae
2.43% due 01/01/30	53,650,000	55,900,389
3.40% due 02/01/33	25,000,000	27,496,936
2.40% due 03/01/40	27,004,000	26,393,599
3.83% due 05/01/49	19,000,000	21,049,333
2.81% due 09/01/39	20,780,000	20,972,074
4.17% due 02/01/49	16,500,000	18,425,673
2013-124, due 12/25/43[12,15]	20,487,209	18,256,113
2.30% due 11/01/29	17,060,000	17,663,906
2.46% due 01/01/30	14,500,000	15,207,573
4.08% due 04/01/49	12,879,000	14,135,461
3.42% due 09/01/47	12,752,005	13,669,578
2.07% due 10/01/50	13,420,971	12,397,645
3.59% due 04/01/33	11,163,765	11,766,982
2.00% due 09/01/50	12,060,201	10,997,292
4.21% due 10/01/48	9,750,000	10,925,568
2013-100, due 10/25/43[12,15]	10,241,833	9,132,400
3.43% due 03/01/33	8,100,000	8,688,455
1.76% due 08/01/40	9,360,000	8,398,163
2.17% due 03/01/51	8,638,000	7,950,094
2.09% due 04/01/35	7,683,275	7,538,914
3.29% due 03/01/33	6,700,000	7,117,881
2.10% due 07/01/50	7,653,727	7,085,699
2.15% due 09/01/29	6,683,000	6,786,074
2.79% due 01/01/32	6,478,157	6,784,845
3.56% due 02/01/38	6,350,047	6,742,516
4.04% due 08/01/48	6,100,000	6,650,335
3.61% due 04/01/39	6,193,000	6,448,587
3.05% due 03/01/50	6,150,063	6,348,491
1.83% due 08/01/40	5,726,445	5,361,731
4.07% due 05/01/49	4,778,974	5,184,126
3.16% due 11/01/30	4,887,020	5,145,611
4.27% due 12/01/33	4,589,703	5,126,756
2.17% due 10/01/50	5,281,463	4,925,138
2.50% due 04/01/35	4,522,591	4,705,613
3.71% due 04/01/31	4,200,000	4,697,234
2.99% due 01/01/40	4,429,000	4,522,945
3.76% due 03/01/37	4,000,000	4,520,518
3.37% due 06/01/39	4,067,000	4,495,751
3.50% due 02/01/48	4,052,341	4,367,544
3.65% due 03/01/33	3,600,000	3,859,855
4.24% due 08/01/48	3,400,000	3,787,159
2.94% due 02/01/40	3,370,833	3,563,606
3.92% due 04/01/39	3,198,000	3,460,331
2.96% due 10/01/49	2,900,040	2,957,124
3.94% due 06/01/35	2,600,000	2,793,449
2.62% due 11/01/28	2,600,000	2,744,400
2.86% due 01/01/33	2,524,000	2,643,560
3.26% due 11/01/46	2,443,912	2,579,829
3.50% due 12/01/47	2,308,708	2,474,968
2.92% due 03/01/50	2,401,607	2,434,879
2.51% due 07/01/50	2,425,250	2,374,101
2.69% due 10/01/34	2,288,171	2,338,353
3.51% due 11/01/37	2,150,000	2,242,808
1.68% due 09/01/37	2,151,642	2,092,672
2.68% due 04/01/50	1,965,596	1,959,114
3.17% due 02/01/30	1,750,000	1,908,847
3.46% due 08/01/49	1,706,514	1,829,953
4.00% due 12/01/38	1,687,212	1,825,242
2.77% due 02/01/36	1,768,003	1,811,910
4.50% due 03/01/48	1,549,745	1,688,029
3.50% due 12/01/46	1,509,311	1,605,050
3.08% due 02/01/33	1,300,000	1,402,295
3.74% due 02/01/48	1,267,288	1,395,228
3.27% due 08/01/34	1,285,597	1,382,410
4.00% due 08/01/47	1,245,266	1,359,749
2.32% due 07/01/50	1,397,173	1,329,289
4.00% due 01/01/46	1,193,466	1,300,025
2.89% due 05/01/33	1,230,286	1,286,569
4.05% due 09/01/48	1,169,378	1,265,181
2.25% due 10/01/50	1,290,635	1,217,396
3.50% due 12/01/45	1,096,365	1,179,142

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2.50% due 01/01/35	1,092,781	$1,137,079
3.13% due 01/01/30	997,075	1,087,456
3.96% due 06/01/49	974,694	1,059,135
3.60% due 10/01/47	944,716	1,022,934
3.00% due 07/01/46	904,810	951,784
3.18% due 09/01/42	876,041	920,288
3.63% due 01/01/37	717,729	773,126
3.91% due 07/01/49	683,309	749,870
3.36% due 12/01/39	697,623	715,198
2.75% due 11/01/31	632,053	666,959
4.50% due 02/01/45	579,670	649,500
3.99% due 06/01/49	536,910	584,070
5.00% due 12/01/44	434,014	489,885
5.00% due 05/01/44	378,536	423,591
3.50% due 08/01/43	365,075	395,578
4.50% due 05/01/47	352,536	387,196
4.33% due 09/01/48	337,494	376,719
4.22% due 04/01/49	315,000	347,580
Fannie Mae-Aces
2020-M23, 1.50% (WAC) due 03/25/35[5,11]	297,720,113	38,506,256
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-2, 2.00% due 11/25/59	16,139,666	16,144,929
2020-3, 2.00% due 05/25/60	13,025,009	13,020,400
Freddie Mac
3.55% due 10/01/33	4,556,487	4,919,347
2018-4762, 4.00% due 01/15/46	4,673,889	4,851,273
3.26% due 09/01/45	2,244,133	2,311,848
3.50% due 01/01/44	1,406,179	1,519,818
1.96% due 05/01/50	1,593,019	1,442,239
4.00% due 02/01/46	1,222,241	1,334,165
1.95% due 05/01/50	1,467,593	1,326,476
3.40% due 04/01/31	988,740	1,082,259
4.00% due 11/01/45	961,097	1,051,095
3.00% due 08/01/46	938,012	987,086
4.50% due 06/01/48	774,767	845,594
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[6,11]	729,376,361	1,285,963
Freddie Mac Multifamily Structured Pass Through Certificates
2015-K043, 0.53% (WAC) due 12/25/24[5,11]	43,001,933	770,681
Total Government Agency		616,213,443

Military Housing - 1.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[5,6]	115,225,315	129,190,242
2015-R1, 4.32% (WAC) due 10/25/52[5,6]	13,608,997	14,422,072
2015-R1, 4.11% (WAC) due 11/25/52[5,6]	12,636,553	13,673,908
2015-R1, 0.52% (WAC) due 11/25/55[5,6,11]	173,501,425	11,339,689
2015-R1, 4.11% (WAC) due 11/25/52[5,6]	9,441,310	10,376,351
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[6]	12,915,938	13,132,365
2008-AMCW, 6.90% due 07/10/55[6]	8,237,830	10,694,387
2007-AETC, 5.75% due 02/10/52[6]	7,354,833	7,571,438
2007-ROBS, 6.06% due 10/10/52[6]	4,639,421	4,830,314
2006-RILY, 2.09% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51[5,6]	6,943,741	4,030,725

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-AET2, 6.06% due 10/10/52[6]	3,047,743	$3,144,722
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[6]	22,029,462	24,294,956
2005-DRUM, 5.47% due 05/10/50†††,6	4,499,355	4,818,835
2005-BLIS, 5.25% due 07/10/50[6]	2,500,000	2,637,650
Total Military Housing		254,157,654

Commercial Mortgage Backed Securities - 1.0%
Citigroup Commercial Mortgage Trust
2019-GC43, 0.63% (WAC) due 11/10/52[5,11]	219,524,548	9,663,778
2019-GC41, 1.06% (WAC) due 08/10/56[5,11]	104,680,733	6,946,415
2016-C2, 1.74% (WAC) due 08/10/49[5,11]	33,206,651	2,381,747
2016-P4, 1.95% (WAC) due 07/10/49[5,11]	31,518,986	2,295,329
2016-P5, 1.50% (WAC) due 10/10/49[5,11]	30,509,634	1,682,600
2016-GC37, 1.70% (WAC) due 04/10/49[5,11]	20,382,086	1,398,668
2015-GC35, 0.78% (WAC) due 11/10/48[5,11]	30,473,485	823,104
2015-GC29, 1.04% (WAC) due 04/10/48[5,11]	19,415,432	696,284
2016-C3, 1.14% (WAC) due 11/15/49[5,11]	11,913,668	493,690
2013-GC15, 4.37% (WAC) due 09/10/46[5]	380,000	411,208
GB Trust
2020-FLIX, 2.46% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 08/15/37[5,6]	23,300,000	23,358,173
2020-FLIX, 1.71% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/15/37[5,6]	2,000,000	2,005,078
Life Mortgage Trust
2021-BMR, 2.46% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 03/15/38[5,6]	19,500,000	19,531,192
2021-BMR, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/15/38[5,6]	5,250,000	5,258,400
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.02% (WAC) due 07/15/50[5,11]	71,195,222	3,455,125
2016-BNK1, 1.74% (WAC) due 08/15/49[5,11]	36,071,280	2,648,606
2017-RB1, 1.24% (WAC) due 03/15/50[5,11]	39,965,941	2,363,142
2016-C35, 1.92% (WAC) due 07/15/48[5,11]	25,965,544	1,954,982
2017-C42, 0.88% (WAC) due 12/15/50[5,11]	34,929,012	1,690,851

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2015-NXS4, 1.04% (WAC) due 12/15/48[5,11]	39,971,893	$1,608,929
2016-C32, 4.72% (WAC) due 01/15/59[5]	1,400,000	1,545,391
2017-RC1, 1.49% (WAC) due 01/15/60[5,11]	25,602,590	1,529,622
2016-NXS5, 1.44% (WAC) due 01/15/59[5,11]	23,702,373	1,310,784
2015-P2, 0.92% (WAC) due 12/15/48[5,11]	27,740,378	1,021,398
2015-C30, 0.89% (WAC) due 09/15/58[5,11]	30,276,321	1,016,827
2016-C37, 0.93% (WAC) due 12/15/49[5,11]	15,522,777	458,599
2015-NXS1, 1.10% (WAC) due 05/15/48[5,11]	8,867,607	306,152
GS Mortgage Securities Trust
2020-GC45, 0.67% (WAC) due 02/13/53[5,11]	153,917,174	7,404,386
2019-GC42, 0.81% (WAC) due 09/01/52[5,11]	69,738,723	3,907,028
2017-GS6, 1.03% (WAC) due 05/10/50[5,11]	42,356,185	2,345,342
2017-GS6, 3.87% due 05/10/50	521,000	564,605
2015-GC28, 0.99% (WAC) due 02/10/48[5,11]	15,736,736	500,409
JPMDB Commercial Mortgage Securities Trust
2017-C7, 0.87% (WAC) due 10/15/50[5,11]	133,189,249	5,781,279
2016-C4, 0.79% (WAC) due 12/15/49[5,11]	84,914,191	3,114,712
2016-C4, 3.64% (WAC) due 12/15/49[5]	2,650,000	2,775,447
2016-C2, 1.57% (WAC) due 06/15/49[5,11]	28,024,140	1,560,704
2017-C5, 0.95% (WAC) due 03/15/50[5,11]	8,265,318	363,966
COMM Mortgage Trust
2018-COR3, 0.44% (WAC) due 05/10/51[5,11]	197,414,577	5,530,787
2015-CR26, 0.93% (WAC) due 10/10/48[5,11]	83,496,225	2,862,902
2015-CR24, 0.76% (WAC) due 08/10/48[5,11]	46,590,422	1,301,988
2015-CR23, 0.89% (WAC) due 05/10/48[5,11]	40,665,779	1,133,128
2015-CR27, 0.92% (WAC) due 10/10/48[5,11]	26,736,392	948,899
2015-CR23, 3.80% due 05/10/48	700,000	756,954
2013-CR13, 0.75% (WAC) due 11/10/46[5,11]	36,189,740	629,633
2014-LC15, 1.09% (WAC) due 04/10/47[5,11]	11,145,637	282,107

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
BENCHMARK Mortgage Trust
2019-B14, 0.79% (WAC) due 12/15/62[5,11]	109,460,784	$5,198,205
2018-B2, 0.42% (WAC) due 02/15/51[5,11]	131,266,931	2,647,706
2018-B6, 0.44% (WAC) due 10/10/51[5,11]	64,414,553	1,445,823
2018-B6, 4.62% (WAC) due 10/10/51[5]	750,000	828,416
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37[5,6]	5,350,000	5,229,505
2020-DUNE, 1.46% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[5,6]	3,750,000	3,654,449
2020-DUNE, 2.01% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36[5,6]	1,000,000	945,488
KKR Industrial Portfolio Trust
2021-KDIP, 1.66% (1 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 12/15/37[5,6]	8,750,000	8,728,168
DBGS Mortgage Trust
2018-C1, 4.64% (WAC) due 10/15/51[5]	7,588,000	8,593,275
CSAIL Commercial Mortgage Trust
2019-C15, 1.05% (WAC) due 03/15/52[5,11]	97,013,217	6,052,461
2015-C1, 0.83% (WAC) due 04/15/50[5,11]	50,921,552	1,328,284
2016-C6, 1.92% (WAC) due 01/15/49[5,11]	5,554,448	394,559
BANK
2020-BN25, 0.44% (WAC) due 01/15/63[5,11]	140,000,000	4,926,614
2017-BNK6, 0.82% (WAC) due 07/15/60[5,11]	42,542,811	1,607,795
2017-BNK4, 1.40% (WAC) due 05/15/50[5,11]	12,855,535	768,866
BX Commercial Mortgage Trust
2019-XL, 2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/15/36[5,6]	6,818,706	6,814,601
Benchmark Mortgage Trust
2020-IG3, 3.13% (WAC) due 09/15/48[5,6]	5,232,000	5,022,059
UBS Commercial Mortgage Trust
2017-C2, 1.06% (WAC) due 08/15/50[5,11]	50,439,294	2,531,069
2017-C5, 1.00% (WAC) due 11/15/50[5,11]	53,332,145	2,425,418
CD Mortgage Trust
2016-CD1, 1.41% (WAC) due 08/10/49[5,11]	31,814,157	1,888,326
2017-CD6, 0.92% (WAC) due 11/13/50[5,11]	45,230,451	1,778,977

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2016-CD2, 0.65% (WAC) due 11/10/49[5,11]	34,075,150	$823,647
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 1.42% (WAC) due 08/15/49[5,11]	67,932,870	3,839,185
CD Commercial Mortgage Trust
2017-CD4, 1.29% (WAC) due 05/10/50[5,11]	31,742,296	1,754,063
2017-CD3, 1.01% (WAC) due 02/10/50[5,11]	34,211,689	1,570,491
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.21% (WAC) due 02/15/48[5,11]	71,599,890	2,680,550
2013-C12, 0.47% (WAC) due 07/15/45[5,11]	34,478,332	262,797
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[5,11]	58,088,935	2,806,154
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.13% (WAC) due 07/15/50[5,11]	57,498,409	2,714,224
CGMS Commercial Mortgage Trust
2017-B1, 0.82% (WAC) due 08/15/50[5,11]	65,225,069	2,495,746
Cam Commercial Mortgage Corp.
2002-CAM2, 6.16% due 12/14/21[6]	2,197,355	2,244,580
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 0.88% (WAC) due 12/15/47[5,11]	65,437,297	2,051,237
CFCRE Commercial Mortgage Trust
2016-C3, 0.99% (WAC) due 01/10/48[5,11]	38,631,453	1,576,681
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.10% (WAC) due 02/15/50[5,11]	23,806,940	1,142,102
DBJPM Mortgage Trust
2017-C6, 0.99% (WAC) due 06/10/50[5,11]	23,179,113	1,002,562
Bancorp Commercial Mortgage Trust
2018-CR3, 1.36% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[5,6]	774,677	773,975
SG Commercial Mortgage Securities Trust
2016-C5, 1.95% (WAC) due 10/10/48[5,11]	6,039,824	395,441
Morgan Stanley Capital I Trust
2016-UBS9, 4.61% (WAC) due 03/15/49[5]	275,000	287,527

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46		225,000	$232,993
WFRBS Commercial Mortgage Trust
2013-C12, 1.18% (WAC) due 03/15/48[5,6,11]		8,489,715	145,009
Total Commercial Mortgage Backed Securities			241,229,378

Total Collateralized Mortgage Obligations
(Cost $2,833,212,349)			2,829,492,301

SENIOR FLOATING RATE INTERESTS††,5 - 8.1%
Consumer, Non-cyclical - 1.6%
Valeo F1 Company Ltd.
due 08/27/27	GBP	34,400,000	47,273,503
Bombardier Recreational Products, Inc.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27		34,000,000	33,580,440
Packaging Coordinators Midco, Inc.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/30/27		32,358,332	32,317,884
Sunshine Investments BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/28/25	EUR	20,259,706	23,701,576
Nidda Healthcare Holding GmbH
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR	18,276,306	21,254,992
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27		19,504,148	19,552,908
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	17,000,000	19,540,631
Triton Water Holdings, Inc.
due 03/16/28[5]		18,750,000	18,662,062
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27		17,487,784	17,531,504
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28		15,340,058	15,236,513
Endo Luxembourg Finance Company I SARL
due 03/11/28		12,600,000	12,458,250

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
Quirch Foods Holdings LLC
6.25% (6 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 10/27/27		11,700,000	$11,765,871
AI Aqua Zip Bidco Pty Ltd.
due 12/13/23		10,830,341	10,834,890
Option Care Health, Inc.
due 08/06/26		10,224,116	10,179,437
Weber-Stephen Products LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27		8,900,000	8,888,875
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28		8,868,429	8,868,429
Energizer Holdings, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27		7,500,000	7,459,350
Avantor Funding, Inc.
3.25% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.25%) due 11/08/27		7,400,000	7,396,300
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/11/28†††		7,329,545	7,320,383
PPD, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 01/13/28		7,200,000	7,157,592
Elanco Animal Health, Inc.
1.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27		6,796,293	6,701,621
IQVIA, Inc.
2.00% (3 Month EURIBOR + 2.00%, Rate Floor: 2.00%) due 03/07/24	EUR	4,929,123	5,763,340
Arterra Wines Canada, Inc.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/24/27		5,400,000	5,397,732
Elsan SAS
due 02/05/28[5]	EUR	4,500,000	5,258,478
Spectrum Brands, Inc.
2.50% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 03/03/28		4,000,000	3,987,520
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/05/24		3,837,179	3,833,457
Midwest Physician Administrative Services
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/12/28		3,000,000	2,979,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 08/15/24†††		498,715	$499,483
B&G Foods, Inc.
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/12/26		3,300,000	3,293,400
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		3,231,900	3,182,258
Callaway Golf Company
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 01/02/26		2,518,122	2,527,565
Hayward Industries, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24		1,720,511	1,717,294
Hostess Brands LLC
3.00% (1 Month USD LIBOR + 2.25% and 3 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 08/04/25		827,904	822,846
Atkins Nutritionals, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/07/24		175,138	175,357
Total Consumer, Non-cyclical			387,121,131

Consumer, Cyclical - 1.4%
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††		45,032,384	44,157,246
6.19% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/29/27		1,704,096	1,670,979
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23		44,305,181	44,131,061
Verisure Holding AB
due 01/14/28[5]	EUR	30,010,000	35,026,681
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/20/26	EUR	6,890,000	8,048,971
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25		37,795,393	38,031,614
BGIS (BIFM CA Buyer, Inc.)
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26		32,885,340	32,638,700
CNT Holdings I Corp.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27		24,250,000	24,181,857

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
Flamingo
due 03/18/28	EUR	18,600,000	$21,578,879
PetSmart LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/11/28		20,200,000	20,153,540
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		20,026,469	19,784,549
Adevinta ASA
due 10/22/27[5]		11,000,000	12,909,393
3.75% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 10/22/27	EUR	3,800,000	3,797,644
New Trojan Parent, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28		14,050,000	13,962,188
Truck Hero, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 01/31/28		9,000,000	8,971,290
BCPE Empire Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/11/26		6,000,000	5,985,000
Power Solutions (Panther)
3.61% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26		4,509,814	4,459,078
Wabash National Corporation
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/28/27		3,933,671	3,923,837
SP PF Buyer LLC
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25		3,391,349	3,266,988
Cast & Crew Payroll LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26		2,397,684	2,357,979
Whatabrands, LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/26		1,341,787	1,332,099
1011778 BC Unlimited Liability Co.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26		1,041,113	1,021,269
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28		500,000	502,085
Total Consumer, Cyclical			351,892,927

Industrial - 1.4%
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27		34,340,000	34,087,944

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		30,500,000	$32,373,005
Berry Global, Inc.
due 07/01/26		27,200,000	26,957,648
IFCO Management GmbH
3.25% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/29/26	EUR	19,870,000	23,242,867
Galileo Global Education Finance SARL
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 11/12/26	EUR	19,200,000	22,352,871
AI Convoy Luxembourg SARL
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/18/27	EUR	18,618,000	21,760,224
TransDigm, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		14,876,915	14,554,532
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		5,827,709	5,703,287
Vertical (TK Elevator)
4.48% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27		12,785,830	12,805,009
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 07/29/27	EUR	3,000,000	3,527,814
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		15,050,308	14,871,661
Alliance Laundry Systems LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/08/27		13,665,750	13,632,952
Hillman Group, Inc.
due 02/24/28[5]		12,468,354	12,395,664
Fugue Finance BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 08/30/24	EUR	10,500,000	12,201,202
Filtration Group Corp.
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR	8,000,000	9,331,989
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25		1,661,120	1,635,788
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27		10,077,463	10,064,866

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
Waterlogic Holdings Ltd.
3.75% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/14/25	EUR	5,999,999	$7,000,468
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27		6,767,040	6,762,844
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/17/28		6,200,000	6,169,000
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27		5,985,000	5,970,038
YAK MAT (YAK ACCESS LLC)
10.19% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		7,240,000	5,867,441
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/03/24†††		5,775,631	5,757,583
American Residential Services LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/15/27		5,000,000	4,981,250
Berlin Packaging LLC
3.12% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25		4,569,977	4,482,645
Charter Nex US Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/01/27		4,300,000	4,305,375
Pike Corp.
3.13% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 12/21/27		3,500,000	3,485,615
Anchor Packaging LLC
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/20/26		1,968,246	1,968,246
FCG Acquisitions, Inc
due 03/16/28		1,680,000	1,669,500
CHI Overhead Doors, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 07/31/25		1,446,375	1,446,375
DG Investment Intermediate Holdings 2, Inc.
3.75% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/03/25		808,099	805,068

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Fly Funding II SARL
2.50% (3 Month USD LIBOR + 1.75%, Rate Floor: 2.50%) due 08/11/25	658,803	$643,156
CPG International LLC
3.25% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 05/06/24	508,112	507,477
Gates Global LLC
3.50% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.50%) due 03/31/27	451,328	449,825
VC GB Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††	181,614	180,479
BWAY Holding Co.
3.44% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	123,715	120,931
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 01/01/24†††,13	44,655	18,978
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 10/02/23†††,13	8,206	6,154
Total Industrial		334,097,771

Financial - 1.3%
Citadel Securities, LP
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28	63,000,000	62,264,790
Jane Street Group LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	37,419,833	36,987,259
Nexus Buyer LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	26,054,609	25,908,182
USI, Inc.
3.45% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	18,954,467	18,754,687
3.20% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	6,489,176	6,411,566
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27†††	20,497,000	20,317,651
3.13% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/03/26	1,909,421	1,890,804
Alter Domus
4.50% (2 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	20,890,000	20,794,324

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
Higginbotham
6.50% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 11/25/26†††		18,806,358	$18,541,332
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26		15,200,000	15,209,576
HUB International Ltd.
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/25/25		14,810,903	14,592,146
AmWINS Group, Inc.
3.00% (1 Month USD LIBOR + 2.25% and 1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/19/28		13,400,000	13,291,192
Orion Advisor Solutions, Inc.
due 09/24/27[5]		12,200,000	12,184,750
Cross Financial Corp.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 09/15/27		12,119,625	12,157,559
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27		10,274,185	10,272,542
Alliant Holdings Intermediate LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25		8,189,326	8,082,128
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/05/27		897,058	894,331
Jones Deslauriers Insurance Management, Inc.
due 03/12/28†††	CAD	6,974,000	5,564,568
due 03/12/29†††	CAD	3,171,000	2,530,147
GT Polaris, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/24/27		5,436,375	5,429,580
NFP Corp.
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27		5,458,430	5,371,423
PAI Holdco, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/22/27		5,150,000	5,162,875
Tegra118 Wealth Solutions, Inc.
4.19% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/18/27		1,200,000	1,197,996
AmeriLife Holdings LLC
4.11% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27		562,109	560,940

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
Virtu Financial, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26		500,000	$498,235
Total Financial			324,870,583

Technology - 1.1%
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24		54,501,125	54,467,334
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27		26,259,394	26,215,803
4.75% 3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27†††		3,690,606	3,705,978
Team.Blue Finco SARL
due 03/18/28[5]	EUR	21,520,270	25,127,590
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27		23,250,000	23,240,235
RealPage, Inc.
3.75% due 02/18/28		19,135,000	19,036,646
Peraton Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		12,264,907	12,254,727
RP Crown Parent LLC (Blue Yonder)
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/02/26		11,641,500	11,630,557
Sabre GLBL, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/10/27		9,625,875	9,716,166
ThoughtWorks, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/19/28		8,450,000	8,421,862
Cloudera, Inc.
3.25% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 12/22/27		8,000,000	7,980,000
Transact Holdings, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26		7,341,411	7,267,997
Imprivata, Inc.
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/01/27		7,100,000	7,078,913
E2open LLC
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 02/04/28		7,000,000	6,986,910
Provation Software Group, Inc.
5.50% (6 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/16/27		6,500,000	6,418,750
Sportradar Capital SARL
4.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 11/22/27	EUR	5,300,000	6,209,664

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

		Face Amount~	Value
Storable, Inc.
due 02/26/28		5,000,000	$4,950,000
Navicure, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/22/26†††		4,688,250	4,697,064
Boxer Parent Co., Inc.
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 10/02/25	EUR	4,000,000	4,682,833
Cologix Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/20/24		2,390,223	2,384,677
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/24		2,100,000	2,095,128
Project Boost Purchaser LLC
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26		3,366,977	3,318,055
Informatica LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27		1,915,924	1,899,638
Solera LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23		878,727	873,077
Aston FinCo SARL
4.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26		642,508	637,290
Omnitracs LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/21/25		372,652	362,404
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24		9,683	9,650
Total Technology			261,668,948

Communications - 0.5%
UPC Financing Partnership
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/29		45,150,000	45,005,068
Syndigo LLC
5.25% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††		24,900,000	24,900,000
Xplornet Communications, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27		21,144,479	21,127,986
ProQuest, LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26		19,650,000	19,512,450
Alchemy Copyrights LLC
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 03/10/28†††		6,034,875	6,034,875

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Radiate Holdco, LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/25/26		2,244,375	$2,242,086
Zayo Group Holdings, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,652,094	1,637,605
LCPR Loan Financing LLC
due 10/15/28[5]		1,300,000	1,301,625
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24		1,071,454	1,067,821
Titan US Finco LLC
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26		982,521	980,065
Internet Brands, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24		764,780	755,603
Telenet Financing USD LLC
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/28/28		620,000	611,630
Flight Bidco, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25		283,906	281,334
Total Communications			125,458,148

Basic Materials - 0.5%
INEOS Ltd.
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	31,100,000	36,164,326
Illuminate Buyer LLC
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27		28,492,922	28,338,491
GrafTech Finance, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/12/25		21,935,840	21,908,420
Trinseo Materials Operating S.C.A.
due 03/17/28		11,100,000	10,975,125
PQ Corp.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/08/27		7,340,985	7,337,902
TricorBraun Holdings, Inc.
3.75% (6 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28		6,209,832	6,145,125
Pregis TopCo Corp.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/31/26		2,935,500	2,909,198
Clearwater Paper Corp.

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
3.22% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/24/26	540,257	$538,906
Total Basic Materials		114,317,493

Utilities - 0.2%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	53,529,766	53,686,073
RS Ivy Holdco, Inc.
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27†††	5,985,000	5,985,000
Total Utilities		59,671,073

Energy - 0.1%
Venture Global Calcasieu Pass LLC
2.48% (1 Month USD LIBOR + 2.38% and 3 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	16,027,748	15,146,222
Lotus Midstream, LLC
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/29/25	550,371	546,381
Total Energy		15,692,603

Total Senior Floating Rate Interests
(Cost $1,964,196,481)		1,974,790,677

U.S. GOVERNMENT SECURITIES†† - 7.4%
U.S. Treasury Notes
1.13% due 02/15/31[14]	799,908,000	755,163,146
0.25% due 05/31/25[14]	403,300,000	395,549,078
2.00% due 04/30/24	12,460,000	13,075,213
1.75% due 06/30/24	9,101,000	9,487,082
2.38% due 02/29/24	7,749,000	8,205,465
0.50% due 04/30/27	6,780,000	6,489,731
1.38% due 02/15/23	4,500,000	4,602,305
1.75% due 12/31/26	4,000,000	4,137,500
1.50% due 10/31/24	3,820,000	3,949,223
2.25% due 08/15/27	3,370,000	3,569,831
0.50% due 05/31/27	2,600,000	2,483,609
1.13% due 02/28/27	2,250,000	2,242,441
2.13% due 05/15/25	880,000	931,184
U.S. Treasury Strips
due 02/15/50[8,12,16]	736,163,000	359,368,488
due 02/15/51[12,16]	310,000,000	147,944,329
due 08/15/50[12,16]	160,000,000	77,237,611
U.S. Treasury Bonds
8.00% due 11/15/21	5,600,000	5,876,063
8.13% due 08/15/21	3,900,000	4,017,914
2.88% due 08/15/45	2,630,000	2,864,851
2.38% due 11/15/49	2,300,000	2,278,438
1.38% due 08/15/50	2,450,000	1,904,109
2.75% due 11/15/42	700,000	748,617
Total U.S. Government Securities
(Cost $1,946,896,907)		1,812,126,228

FEDERAL AGENCY BONDS†† - 1.8%
Freddie Mac Principal Strips
due 07/15/32[12,14,16]	123,250,000	96,968,540
Fannie Mae Principal Strips
due 07/15/37[12,14,16]	89,850,000	60,010,815
due 11/15/30[12,14,16]	37,570,000	30,976,014
due 08/06/38[12,16]	5,850,000	3,773,619
Tennessee Valley Authority
4.25% due 09/15/65	36,250,000	46,763,551
5.38% due 04/01/56	8,960,000	13,543,148
due 03/15/33[11,16]	3,000,000	2,299,737
due 01/15/28[11,16]	2,011,000	1,812,609
due 03/15/35[11,16]	1,142,000	820,490
due 09/15/53[11,16]	1,612,000	576,527
due 09/15/55[11,16]	1,612,000	537,473
due 09/15/56[11,16]	1,612,000	518,796
due 03/15/57[11,16]	1,612,000	510,567
due 09/15/57[11,16]	1,612,000	502,470

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
due 09/15/58[11,16]	1,612,000	$483,083
due 03/15/59[11,16]	1,612,000	475,374
due 09/15/59[11,16]	1,612,000	467,788
due 09/15/60[11,16]	1,612,000	452,977
due 09/15/54[11,16]	1,020,000	352,262
due 03/15/61[11,16]	1,020,000	282,049
due 09/15/61[11,16]	1,020,000	277,548
due 09/15/62[11,16]	1,020,000	267,667
due 03/15/63[11,16]	1,020,000	263,382
due 09/15/63[11,16]	1,020,000	259,167
due 09/15/64[11,16]	1,020,000	248,800
due 03/15/65[11,16]	1,020,000	244,794
due 09/15/65[11,16]	1,020,000	240,852
Tennessee Valley Authority Principal Strips
due 01/15/48[12,16]	38,400,000	16,829,069
due 12/15/42[12,16]	23,785,000	12,480,418
due 01/15/38[12,16]	15,800,000	9,999,883
due 09/15/39[12,16]	570,000	335,456
due 04/01/56[12,16]	540,000	176,949
Freddie Mac Coupon Strips
due 03/15/30[11,16]	12,050,000	10,113,565
due 07/15/30[11,14,16]	8,600,000	7,151,304
due 01/15/31[11,16]	7,750,000	6,356,124
due 09/15/30[11,16]	2,906,000	2,403,986
due 03/15/31[11,16]	2,500,000	2,043,452
due 07/15/31[11,16]	1,800,000	1,456,929
due 01/15/30[11,16]	1,050,000	884,913
Federal Farm Credit Bank
2.43% due 01/29/37	13,720,000	13,985,921
3.58% due 04/11/47	4,900,000	5,629,355
2.00% due 05/14/40	3,000,000	2,782,005
2.04% due 12/22/45	2,870,000	2,556,585
1.99% due 07/30/40	2,000,000	1,837,856
3.11% due 08/05/48	1,500,000	1,593,354
3.79% due 05/18/44	1,000,000	1,180,257
2.88% due 10/01/40	100,000	105,866
3.67% due 02/26/44	70,000	81,106
Freddie Mac
due 01/02/34[16]	18,000,000	13,487,778
due 09/15/36[16]	7,355,000	5,022,553
due 11/15/38[16]	6,000,000	3,830,220
2.05% due 08/19/50	2,010,000	1,744,680
2.02% due 10/05/45	720,000	636,782
U.S. International Development Finance Corp.
3.17% due 10/05/34	11,176,953	12,216,056
1.79% due 10/15/29	9,704,279	10,205,501
Fannie Mae
due 01/15/32[16]	9,413,000	7,516,921
due 07/15/32[16]	3,963,000	3,114,462
due 01/15/35[16]	2,250,000	1,633,489
due 02/06/33[16]	1,456,000	1,124,087
due 01/15/33[16]	1,450,000	1,120,882
Federal Home Loan Bank
3.63% due 06/22/43	4,850,000	5,601,871
3.25% due 06/10/39	4,500,000	5,037,529
2.69% due 09/26/34	1,350,000	1,382,848
Resolution Funding Corporation Principal Strips
due 01/15/30[12,16]	1,950,000	1,643,370
due 04/15/30[12,16]	725,000	605,877
Total Federal Agency Bonds
(Cost $405,913,095)		439,839,358

MUNICIPAL BONDS†† - 1.1%
California - 0.4%
State of California General Obligation Unlimited
7.55% due 04/01/39	11,900,000	19,223,846
7.35% due 11/01/39	10,135,000	15,559,960
San Mateo Foster City School District General Obligation Unlimited
3.06% due 08/01/44	6,125,000	6,146,708
2.63% due 08/01/36	2,355,000	2,374,648
2.73% due 08/01/37	2,100,000	2,121,986
2.79% due 08/01/38	1,155,000	1,167,195
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[16]	8,565,000	3,693,717
due 08/01/39[16]	4,000,000	2,256,622
due 08/01/40[16]	2,500,000	1,346,830
due 08/01/41[16]	2,000,000	1,027,537
due 08/01/43[16]	1,900,000	893,802
due 08/01/46[16]	800,000	330,752

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
California Public Finance Authority Revenue Bonds
3.07% due 10/15/40	8,000,000	$8,000,999
Cypress School District General Obligation Unlimited
due 08/01/48[16]	14,450,000	5,598,963
California State University Revenue Bonds
2.98% due 11/01/51	5,000,000	4,901,041
Palomar Community College District General Obligation Unlimited
2.99% due 08/01/44	2,900,000	2,856,580
San Bernardino Community College District General Obligation Unlimited
due 08/01/44[16]	4,750,000	2,384,597
Upland Unified School District General Obligation Unlimited
due 08/01/50[16]	5,040,000	2,120,232
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/41[16]	4,125,000	1,902,805
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[16]	3,600,000	1,758,792
San Dieguito Union High School District General Obligation Unlimited
2.85% due 08/01/38	850,000	864,639
2.68% due 08/01/36	650,000	661,414
Hillsborough City School District General Obligation Unlimited
due 09/01/37[16]	1,000,000	597,212
due 09/01/39[16]	1,000,000	546,318
Oakland Redevelopment Agency Successor Agency Tax Allocation
4.00% due 09/01/39	1,100,000	1,137,136
Wiseburn School District General Obligation Unlimited
due 08/01/34[16]	900,000	667,564
Santa Ana Unified School District General Obligation Unlimited
due 08/01/35[16]	700,000	503,169
Total California		90,645,064

New York - 0.3%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	40,000,000	40,965,184
New York Power Authority Revenue Bonds
2.82% due 11/15/39	16,500,000	15,996,755
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/49	650,000	800,720
Total New York		57,762,659

Texas - 0.2%
Dallas Fort Worth International Airport Revenue Bonds
3.09% due 11/01/40	13,800,000	13,645,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	10,500,000	$10,318,335
Denton County Housing Finance Corp. Revenue Bonds
2.15% due 11/01/38	7,200,000	7,201,771
Wylie Independent School District General Obligation Unlimited
due 08/15/46[16]	8,885,000	3,503,648
due 08/15/43[16]	3,555,000	1,599,855
North Texas Tollway Authority Revenue Bonds
3.03% due 01/01/40	5,000,000	4,917,497
Central Texas Turnpike System Revenue Bonds
3.03% due 08/15/41	3,150,000	2,963,584
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	2,500,000	2,465,049
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[16]	2,850,000	1,011,470
due 11/15/41[16]	1,500,000	655,132
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37	1,500,000	1,472,444
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	1,300,000	1,235,337
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,000,000	1,007,036
Total Texas		51,996,203

Ohio - 0.1%
Northeast Ohio Regional Sewer District Revenue Bonds
3.30% due 11/15/49	10,750,000	11,162,414
Ohio Turnpike & Infrastructure Commission Revenue Bonds
3.20% due 02/15/48	5,200,000	5,205,518
Dayton-Montgomery County Port Authority Revenue Bonds
1.84% due 09/01/38	4,600,000	4,513,574
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	4,000,000	3,684,654
Total Ohio		24,566,160

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,850,000	6,924,799
6.63% due 02/01/35	1,820,000	2,251,725
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	5,912,093
Total Illinois		15,088,617

Mississippi - 0.0%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	11,800,000	11,031,294

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Alabama - 0.0%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	$5,960,106
2.53% due 06/01/40	4,100,000	3,834,137
Total Alabama		9,794,243

North Carolina - 0.0%
Inlivian Revenue Bonds
3.02% due 01/01/38	4,125,000	4,015,821
Total North Carolina		4,015,821

Washington - 0.0%
Central Washington University Revenue Bonds
6.95% due 05/01/40	1,750,000	2,387,540
Klickitat County Public Utility District No. 1 Revenue Bonds
5.25% due 12/01/21	15,000	15,347
Total Washington		2,402,887

Arizona - 0.0%
Northern Arizona University Revenue Bonds
3.09% due 08/01/39	2,350,000	2,227,232

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[16]	4,100,000	2,137,203

Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[16]	995,000	595,773
due 01/01/37[16]	570,000	387,554
Total Pennsylvania		983,327

Oklahoma - 0.0%
Oklahoma Development Finance Authority Revenue Bonds
4.65% due 08/15/30	450,000	503,012

Idaho - 0.0%
Boise State University Revenue Bonds
3.06% due 04/01/40	250,000	237,552

Virginia - 0.0%
Montgomery County Economic Development Authority Revenue Bonds
4.66% due 06/01/21	25,000	25,174

Minnesota - 0.0%
Dakota & Washington Counties Housing & Redevelopment Auth/City of Bloomington Minnesota Revenue Bonds
8.38% due 09/01/21	5,000	5,109
Total Municipal Bonds
(Cost $270,038,079)		273,421,557

FOREIGN GOVERNMENT DEBT†† - 0.0%
Bermuda Government International Bond
3.38% due 08/20/50[6]	8,400,000	8,124,480
Total Foreign Government Debt
(Cost $8,376,677)		8,124,480

SENIOR FIXED RATE INTERESTS††† - 0.0%
Industrial - 0.0%
CTL Logistics
due 10/10/42[5]	4,756,586	4,413,273
Total Senior Fixed Rate Interests
(Cost $4,756,586)		4,413,273

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.4%
Call options on:
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	6,229,100,000	$57,806,048
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	1,880,100,000	13,875,138
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	1,402,500,000	13,015,200
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	630,100,000	4,650,138
		89,346,524
Total OTC Options Purchased
(Cost $23,214,540)		89,346,524

Total Investments - 106.4%
(Cost $25,710,788,756)		25,994,742,877
Other Assets & Liabilities, net - (6.4)%		(1,573,564,465)
Total Net Assets - 100.0%		$24,421,178,412

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.65%	Quarterly	08/13/30	$463,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/20/50	127,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/25/50	100,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.53%	Quarterly	08/06/30	243,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.45%	Quarterly	07/13/27	300,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.27%	Annually	02/07/23	82,400,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	175,200,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.34%	Annually	11/27/21	164,500,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.22%	Quarterly	07/13/23	500,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.59%	Annually	03/07/22	150,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.82%	Annually	04/01/26	600,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.47%	Annually	03/09/25	498,005,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.52%	Annually	10/02/30	132,900,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.56%	Annually	10/07/30	226,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.55%	Annually	10/16/30	350,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.68%	Annually	12/02/30	400,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.51%	Annually	09/02/30	400,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.76%	Annually	01/05/31	650,000,000

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

Counterparty	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	$44,626,001	$3,750	$44,622,251
BofA Securities, Inc.	35,249,182	2,471	35,246,711
BofA Securities, Inc.	27,920,853	2,009	27,918,844
BofA Securities, Inc.	25,987,049	2,097	25,984,952
BofA Securities, Inc.	16,093,518	1,883	16,091,635
BofA Securities, Inc.	1,773,850	312	1,773,538
BofA Securities, Inc.	1,575,093	249	1,574,844
BofA Securities, Inc.	1,411,209	233	1,410,976
BofA Securities, Inc.	1,315,890	1,176	1,314,714
BofA Securities, Inc.	731,856	313	731,543
BofA Securities, Inc.	(1,268,172)	2,998	(1,271,170)
BofA Securities, Inc.	(2,333,044)	1,884	(2,334,928)
BofA Securities, Inc.	(12,427,883)	1,295	(12,429,178)
BofA Securities, Inc.	(20,331,254)	2,006	(20,333,260)
BofA Securities, Inc.	(32,112,284)	2,957	(32,115,241)
BofA Securities, Inc.	(32,759,559)	3,384	(32,762,943)
BofA Securities, Inc.	(36,244,552)	3,298	(36,247,850)
BofA Securities, Inc.	(49,272,053)	5,369	(49,277,422)
	$(30,064,300)	$37,684	$(30,101,984)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.39% (1 Month USD LIBOR - 0.50%)	Monthly	05/04/21	267,880	$23,353,778	$66,970
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.39% (1 Month USD LIBOR - 0.50%)	Monthly	05/04/21	286,000	24,933,480	60,060
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.39% (1 Month USD LIBOR - 0.50%)	Monthly	05/05/21	286,800	25,003,224	11,472
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.40% (1 Month USD LIBOR - 0.50%)	Monthly	05/07/21	286,300	24,959,634	(8,589)
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.30% (1 Month USD LIBOR - 0.40%)	Monthly	05/05/21	95,210	8,300,408	(19,994)
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.39% (1 Month USD LIBOR - 0.50%)	Monthly	04/30/21	1,100,000	95,898,000	(22,000)
						$202,448,524	$87,919

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Citibank, N.A.	436,650,000	BRL	07/01/21	$103,795,927	$77,151,049	$26,644,878
Bank of America, N.A.	17,346,669,000	JPY	08/02/21	171,181,418	156,852,744	14,328,674
Goldman Sachs International	149,210,000	BRL	07/01/21	34,956,073	26,363,696	8,592,377
JPMorgan Chase Bank, N.A.	10,005,000,000	JPY	07/01/21	97,867,554	90,434,905	7,432,649
Morgan Stanley Capital Services LLC	8,674,335,000	JPY	08/02/21	85,134,311	78,435,419	6,698,892
Citibank, N.A.	8,674,335,000	JPY	05/06/21	84,594,646	78,366,423	6,228,223
Barclays Bank plc	188,330,000	EUR	04/16/21	225,815,443	220,888,073	4,927,370
JPMorgan Chase Bank, N.A.	67,200,000	BRL	07/01/21	15,963,892	11,873,470	4,090,422
Goldman Sachs International	4,532,865,300	JPY	12/20/21	44,786,733	41,071,875	3,714,858
Barclays Bank plc	3,469,734,000	JPY	06/01/21	33,963,723	31,353,002	2,610,721
Bank of America, N.A.	49,060,000	EUR	06/30/21	57,939,958	57,635,559	304,399
Goldman Sachs International	5,262,000	GBP	04/16/21	7,358,565	7,254,111	104,454
Goldman Sachs International	28,886,625	ILS	11/30/22	8,761,487	8,756,943	4,544
Goldman Sachs International	2,265,300	JPY	06/21/21	22,155	20,474	1,681
Morgan Stanley Capital Services LLC	2,000,000	EUR	04/16/21	2,346,677	2,345,756	921
JPMorgan Chase Bank, N.A.	60,000	GBP	04/16/21	83,255	82,715	540
Goldman Sachs International	356,625	ILS	11/30/21	106,446	107,341	(895)
Citibank, N.A.	260,000	CAD	04/16/21	205,775	206,943	(1,168)
Goldman Sachs International	499,481	ILS	07/30/21	148,223	149,921	(1,698)
Goldman Sachs International	67,282,219	ILS	08/01/22	20,296,296	20,352,888	(56,592)
UBS AG	105,000,000	EUR	04/16/21	123,054,855	123,152,167	(97,312)
Bank of America, N.A.	33,128,000	ILS	04/30/21	9,634,434	9,921,551	(287,117)
Bank of America, N.A.	75,749,000	ILS	01/31/22	22,457,456	22,832,740	(375,284)
Citibank, N.A.	75,123,800	ILS	04/30/21	21,943,566	22,498,931	(555,365)
Goldman Sachs International	164,231,850	ILS	01/31/22	48,573,458	49,503,797	(930,339)
Goldman Sachs International	108,769,700	EUR	07/30/21	126,349,602	127,869,057	(1,519,455)
JPMorgan Chase Bank, N.A.	107,510,325	EUR	07/30/21	124,085,192	126,388,543	(2,303,351)
Goldman Sachs International	427,522,900	ILS	04/30/21	125,180,154	128,039,428	(2,859,274)
						$76,697,753

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Goldman Sachs International	239,980,850	ILS	01/31/22	$65,373,467	$72,336,538	$6,963,071
Goldman Sachs International	216,280,025	EUR	07/30/21	248,181,329	254,257,600	6,076,271
Goldman Sachs International	267,887,350	ILS	04/30/21	74,716,168	80,229,955	5,513,787
JPMorgan Chase Bank, N.A.	267,887,350	ILS	04/30/21	75,482,488	80,229,955	4,747,467
Goldman Sachs International	67,282,219	ILS	08/01/22	18,074,472	20,352,888	2,278,416
Goldman Sachs International	28,886,625	ILS	11/30/22	7,727,829	8,756,943	1,029,114
Goldman Sachs International	499,481	ILS	07/30/21	134,017	149,921	15,904
Goldman Sachs International	356,625	ILS	11/30/21	95,100	107,341	12,241
Barclays Bank plc	2,265,300	JPY	06/21/21	21,468	20,474	(994)
JPMorgan Chase Bank, N.A.	3,469,734,000	JPY	06/01/21	32,564,373	31,353,002	(1,211,371)
Barclays Bank plc	4,532,865,300	JPY	12/20/21	43,207,181	41,071,876	(2,135,305)
Goldman Sachs International	8,674,335,000	JPY	05/06/21	81,311,727	78,366,423	(2,945,304)
JPMorgan Chase Bank, N.A.	218,775,000	BRL	07/01/21	42,398,256	38,655,034	(3,743,222)
Citibank, N.A.	434,285,000	BRL	07/01/21	83,284,770	76,733,181	(6,551,589)
JPMorgan Chase Bank, N.A.	10,005,000,000	JPY	07/01/21	97,690,768	90,434,905	(7,255,863)
JPMorgan Chase Bank, N.A.	26,021,004,000	JPY	08/02/21	246,341,039	235,288,163	(11,052,876)
						$(8,260,253)

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Perpetual maturity.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $10,312,640,878 (cost $10,275,737,927), or 42.2% of total net assets.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $318,110,863 (cost $320,287,950), or 1.3% of total net assets — See Note 10.

[8]	All or a portion of this security is pledged as interest rate swap collateral at March 31, 2021.
[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2021. See table below for additional step information for each security.

[11]	Security is an interest-only strip.
[12]	Security is a principal-only strip.
[13]	Payment-in-kind security.
[14]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At March 31, 2021, the total market value of segregated or earmarked securities was $1,345,818,897 — See Note 6.

[15]	Security is in default of interest and/or principal obligations.
[16]	Zero coupon rate security.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EURIBOR — European Interbank Offered Rate
EUR — Euro
GBP — British Pound
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$281,424,473	$—	$252		$281,424,725
Preferred Stocks	—	536,312,920	—	*	536,312,920
Warrants	8,375,909	—	—		8,375,909
Mutual Funds	68,280,141	—	—		68,280,141
Closed-End Funds	15,674,306	—	—		15,674,306
Money Market Fund	403,274,507	—	—		403,274,507
Corporate Bonds	—	11,360,394,209	508,196,287		11,868,590,496
Asset-Backed Securities	—	4,727,907,230	653,348,245		5,381,255,475
Collateralized Mortgage Obligations	—	2,710,608,756	118,883,545		2,829,492,301
Senior Floating Rate Interests	—	1,809,427,534	165,363,143		1,974,790,677
U.S. Government Securities	—	1,812,126,228	—		1,812,126,228
Federal Agency Bonds	—	439,839,358	—		439,839,358
Municipal Bonds	—	273,421,557	—		273,421,557
Foreign Government Debt	—	8,124,480	—		8,124,480
Senior Fixed Rate Interests	—	—	4,413,273		4,413,273
Options Purchased	—	89,346,524	—		89,346,524
Interest Rate Swap Agreements**	—	156,670,008	—		156,670,008
Credit Index Swap Agreements**	—	138,502	—		138,502
Forward Foreign Currency Exchange Contracts**	—	112,321,874	—		112,321,874
Total Assets	$777,029,336	$24,036,639,180	$1,450,204,745		$26,263,873,261

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swap Agreements**	$—	$186,771,992	$—	$186,771,992
Credit Index Swap Agreements**	—	50,583	—	50,583
Forward Foreign Currency Exchange Contracts**	—	43,884,374	—	43,884,374
Unfunded Loan Commitments (Note 9)	—	—	1,325,661	1,325,661
Total Liabilities	$—	$230,706,949	$1,325,661	$232,032,610

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $555,271,893 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$317,849,350	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	239,975,749	Model Price	Purchase Price	—	—
Asset-Backed Securities	95,523,146	Yield Analysis	Yield	2.2%-3%	2.4%
Collateralized Mortgage Obligations	114,064,710	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	4,818,835	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	252	Enterprise Value	Valuation Multiple	2.9x-10.4x	4.7x
Corporate Bonds	342,992,130	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	91,541,300	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	70,463,177	Third Party Pricing	Trade Price	—	—
Corporate Bonds	3,199,680	Model Price	Purchase Price	—	—
Senior Fixed Rate Interests	4,413,273	Yield Analysis	Yield	3.4%	—
Senior Floating Rate Interests	88,004,457	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	44,157,246	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	18,541,332	Yield Analysis	Yield	6.8%	—
Senior Floating Rate Interests	14,660,108	Third Party Pricing	Vendor Price	—	—
Total Assets	$1,450,204,745

Liabilities:
Unfunded Loan Commitments	$1,325,661	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had assets with a total value of $242,513,572 transfer into Level 3 from Level 2 due to a lack of observable inputs and had assets with a total value of $11,905,954 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on the availability of observable market inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$466,869,292	$167,618,207	$244,694,520	$424,325	$3,870
Purchases/(Receipts)	321,550,000	114,123,088	282,127,892	127,944,807	—
(Sales, maturities and paydowns)/Fundings	(330,226,184)	(161,432,397)	(108,282)	(327,267)	—
Amortization of premiums/discounts	500	(9,166)	(55,534)	125,041	—
Total realized gains (losses) included in earnings	1,341	(2,264)	—	63	—
Total change in unrealized appreciation (depreciation) included in earnings	748,021	(1,413,923)	(18,396,385)	927,907	(3,618)
Transfers into Level 3	202,506,719	—	3,199,680	36,807,173	—
Transfers out Level 3	(8,101,444)	—	(3,265,604)	(538,906)	—
Ending Balance	$653,348,245	$118,883,545	$508,196,287	$165,363,143	$252
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$712,217	$37,294	$(18,090,791)	$927,865	$(3,618)

	Assets			Liabilities
	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,598	$—	$879,614,812	$(2,340,507)
Purchases/(Receipts)	—	4,756,587	850,502,374	(471,736)
(Sales, maturities and paydowns)/Fundings	—	—	(492,094,130)	1,345,128
Amortization of premiums/discounts	—	—	60,841	3,176
Total realized gains (losses) included in earnings	—	—	(860)	—
Total change in unrealized appreciation (depreciation) included in earnings	(4,598)	(343,314)	(18,485,910)	138,278
Transfers into Level 3	—	—	242,513,572	—
Transfers out Level 3	—	—	(11,905,954)	—
Ending Balance	$—	$4,413,273	$1,450,204,745	$(1,325,661)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$(4,598)	$(343,314)	$(16,764,944)	$140,115

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
TOTAL RETURN BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC *	$188	$—	$—	$—
Mutual Funds
Guggenheim Strategy Fund II	26,762,744	243,484	—	—
Guggenheim Strategy Fund III	14,458,530	126,478	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	26,551,766	139,246	—	—
	$67,773,228	$509,208	$—	$—

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
TOTAL RETURN BOND FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Common Stocks
BP Holdco LLC *	$—	$188	532	$—
Mutual Funds
Guggenheim Strategy Fund II	10,792	27,017,020	1,081,546	243,483
Guggenheim Strategy Fund III	40,479	14,625,487	581,762	126,477
Guggenheim Ultra Short Duration Fund — Institutional Class	(53,378)	26,637,634	2,674,461	139,245
	$(2,107)	$68,280,329		$509,205

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
TOTAL RETURN BOND FUND

March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $25,642,661,778)	$25,926,462,548
Investments in affiliated issuers, at value (cost $68,126,978)	68,280,329
Foreign currency, at value (cost $359,598)	359,604
Cash	8,876,627
Unamortized upfront premiums paid on interest rate swap agreements	37,684
Unrealized appreciation on OTC swap agreements	138,502
Unrealized appreciation on forward foreign currency exchange contracts	112,321,874
Prepaid expenses	1,330,106
Receivables:
Securities sold	280,812,382
Interest	159,844,228
Fund shares sold	46,093,581
Variation margin on interest rate swap agreements	2,559,654
Dividends	141,405
Total assets	26,607,258,524

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $1,481,033)	1,325,661
Reverse repurchase agreements	555,271,893
Segregated cash due to broker	97,408,067
Unrealized depreciation on OTC swap agreements	50,583
Unrealized depreciation on forward foreign currency exchange contracts	43,884,374
Payable for:
Securities purchased	1,404,270,136
Fund shares redeemed	62,992,808
Distributions to shareholders	8,278,447
Management fees	5,892,104
Fund accounting/administration fees	$1,387,849
Swap settlement	1,252,276
Distribution and service fees	646,661
Transfer agent/maintenance fees	344,281
Printing fees	239,815
Trustees’ fees*	8,365
Miscellaneous	2,826,792
Total liabilities	2,186,080,112
Net assets	$24,421,178,412

Net assets consist of:
Paid in capital	$24,011,672,669
Total distributable earnings (loss)	409,505,743
Net assets	$24,421,178,412

A-Class:
Net assets	$689,472,316
Capital shares outstanding	24,298,595
Net asset value per share	$28.37
Maximum offering price per share (Net asset value divided by 96.00%)	$29.55

C-Class:
Net assets	$340,475,604
Capital shares outstanding	11,997,826
Net asset value per share	$28.38

P-Class:
Net assets	$947,294,177
Capital shares outstanding	33,393,180
Net asset value per share	$28.37

Institutional Class:
Net assets	$22,239,411,156
Capital shares outstanding	783,063,373
Net asset value per share	$28.40

R6-Class:
Net assets	$204,525,159
Capital shares outstanding	7,197,270
Net asset value per share	$28.42

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
TOTAL RETURN BOND FUND

Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$21,087,342
Dividends from securities of affiliated issuers	509,205
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $4,933)	351,707,822
Total investment income	373,304,369

Expenses:
Management fees	45,846,236
Distribution and service fees:
A-Class	917,343
C-Class	1,748,031
P-Class	1,230,204
Transfer agent/maintenance fees:
A-Class	454,799
C-Class	169,083
P-Class	605,385
Institutional Class	8,809,920
R6-Class	9,395
Fund accounting/administration fees	7,941,221
Line of credit fees	1,086,186
Professional fees	609,267
Interest expense	287,648
Trustees’ fees*	213,876
Custodian fees	55,626
Miscellaneous	573,615
Recoupment of previously waived fees:
A-Class	8,804
C-Class	8,579
R6-Class	9,520
Total expenses	70,584,738
Less:
Expenses reimbursed by Adviser:
A-Class	$(260,015)
C-Class	(81,584)
P-Class	(330,730)
Institutional Class	(6,988,723)
R6-Class	(2,665)
Expenses waived by Adviser	(33,166)
Earnings credits applied	(13,487)
Total waived/reimbursed expenses	(7,710,370)
Net expenses	62,874,368
Net investment income	310,430,001

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	165,166,634
Swap agreements	44,922,605
Futures contracts	94,051
Options purchased	38,488,836
Forward foreign currency exchange contracts	1,752,496
Foreign currency transactions	(4,116,346)
Net realized gain	246,308,276
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(787,849,188)
Investments in affiliated issuers	(2,107)
Swap agreements	(87,106,317)
Options purchased	47,733,960
Forward foreign currency exchange contracts	4,132,086
Foreign currency translations	4,381,293
Net change in unrealized appreciation (depreciation)	(818,710,273)
Net realized and unrealized loss	(572,401,997)
Net decrease in net assets resulting from operations	$(261,971,996)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$310,430,001	$363,342,717
Net realized gain on investments	246,308,276	584,388,023
Net change in unrealized appreciation (depreciation) on investments	(818,710,273)	795,295,708
Net increase (decrease) in net assets resulting from operations	(261,971,996)	1,743,026,448

Distributions to shareholders:
A-Class	(26,706,188)	(14,139,957)
C-Class	(11,917,616)	(4,404,558)
P-Class	(37,295,254)	(17,649,084)
Institutional Class	(824,662,786)	(363,935,819)
R6-Class	(7,163,520)	(3,433,470)
Total distributions to shareholders	(907,745,364)	(403,562,888)

Capital share transactions:
Proceeds from sale of shares
A-Class	208,660,059	390,304,686
C-Class	50,047,003	96,598,040
P-Class	283,624,064	445,917,866
Institutional Class	6,842,171,701	10,467,112,876
R6-Class	66,151,423	149,980,117
Distributions reinvested
A-Class	22,613,839	12,577,240
C-Class	10,113,539	3,666,589
P-Class	37,203,539	17,508,562
Institutional Class	708,196,572	303,841,966
R6-Class	7,162,981	3,433,046
Cost of shares redeemed
A-Class	(314,446,331)	(257,595,809)
C-Class	(41,491,476)	(71,903,157)
P-Class	(252,273,462)	(417,273,313)
Institutional Class	(3,400,438,461)	(4,949,016,576)
R6-Class	(26,815,500)	(53,331,923)
Net increase from capital share transactions	4,200,479,490	6,141,820,210
Net increase in net assets	3,030,762,130	7,481,283,770

Net assets:
Beginning of period	21,390,416,282	13,909,132,512
End of period	$24,421,178,412	$21,390,416,282

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	7,092,898	13,593,542
C-Class	1,691,364	3,373,040
P-Class	9,600,745	15,597,287
Institutional Class	232,078,096	366,759,309
R6-Class	2,247,066	5,376,306
Shares issued from reinvestment of distributions
A-Class	767,638	441,156
C-Class	343,228	128,418
P-Class	1,263,621	615,214
Institutional Class	24,039,496	10,620,644
R6-Class	243,019	120,055
Shares redeemed
A-Class	(10,606,614)	(9,218,165)
C-Class	(1,416,635)	(2,550,900)
P-Class	(8,623,652)	(14,959,306)
Institutional Class	(116,155,302)	(176,503,485)
R6-Class	(910,760)	(1,897,087)
Net increase in shares	141,654,208	211,496,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$29.76	$27.42	$26.69	$27.05	$27.23	$26.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.56	.64	.72	.83	.96
Net gain (loss) on investments (realized and unrealized)	(.63)	2.41	.85	(.37)	.05	.81
Total from investment operations	(.28)	2.97	1.49	.35	.88	1.77
Less distributions from:
Net investment income	(.38)	(.63)	(.65)	(.71)	(.95)	(1.04)
Net realized gains	(.73)	—	(.11)	—	(.11)	—
Total distributions	(1.11)	(.63)	(.76)	(.71)	(1.06)	(1.04)
Net asset value, end of period	$28.37	$29.76	$27.42	$26.69	$27.05	$27.23

Total Return[c]	(0.99%)	10.96%	5.70%	1.28%	3.33%	6.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$689,472	$804,750	$609,602	$589,760	$744,989	$548,223
Ratios to average net assets:
Net investment income (loss)	2.38%	1.99%	2.37%	2.66%	3.08%	3.63%
Total expenses[d]	0.86%	0.87%	0.96%	0.93%	1.02%	1.15%
Net expenses[e,f,g]	0.79%	0.80%	0.80%	0.81%	0.87%	0.97%
Portfolio turnover rate	25%	116%	68%	48%	72%	86%

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$29.76	$27.43	$26.69	$27.05	$27.23	$26.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.35	.43	.52	.65	.75
Net gain (loss) on investments (realized and unrealized)	(.62)	2.40	.87	(.38)	.03	.82
Total from investment operations	(.38)	2.75	1.30	.14	.68	1.57
Less distributions from:
Net investment income	(.27)	(.42)	(.45)	(.50)	(.75)	(.84)
Net realized gains	(.73)	—	(.11)	—	(.11)	—
Total distributions	(1.00)	(.42)	(.56)	(.50)	(.86)	(.84)
Net asset value, end of period	$28.38	$29.76	$27.43	$26.69	$27.05	$27.23

Total Return[c]	(1.36%)	10.10%	4.95%	0.53%	2.58%	6.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340,476	$338,656	$286,050	$265,486	$251,177	$216,255
Ratios to average net assets:
Net investment income (loss)	1.64%	1.24%	1.62%	1.93%	2.44%	2.82%
Total expenses[d]	1.58%	1.59%	1.60%	1.62%	1.74%	1.83%
Net expenses[e,f,g]	1.54%	1.55%	1.55%	1.55%	1.60%	1.69%
Portfolio turnover rate	25%	116%	68%	48%	72%	86%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$29.75	$27.42	$26.69	$27.04	$27.23	$26.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.56	.63	.72	.85	.96
Net gain (loss) on investments (realized and unrealized)	(.62)	2.40	.86	(.36)	.03	.84
Total from investment operations	(.27)	2.96	1.49	.36	.88	1.80
Less distributions from:
Net investment income	(.38)	(.63)	(.65)	(.71)	(.96)	(1.06)
Net realized gains	(.73)	—	(.11)	—	(.11)	—
Total distributions	(1.11)	(.63)	(.76)	(.71)	(1.07)	(1.06)
Net asset value, end of period	$28.37	$29.75	$27.42	$26.69	$27.04	$27.23

Total Return	(0.99%)	10.92%	5.70%	1.32%	3.34%	6.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$947,294	$926,745	$819,770	$738,694	$572,644	$161,928
Ratios to average net assets:
Net investment income (loss)	2.39%	1.98%	2.37%	2.69%	3.14%	3.58%
Total expenses[d]	0.86%	0.88%	0.87%	0.91%	1.03%	0.96%
Net expenses[e,f,g]	0.79%	0.80%	0.80%	0.80%	0.86%	0.82%
Portfolio turnover rate	25%	116%	68%	48%	72%	86%

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$29.78	$27.45	$26.71	$27.07	$27.26	$26.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.65	.71	.80	.93	1.05
Net gain (loss) on investments (realized and unrealized)	(.61)	2.39	.87	(.37)	.04	.82
Total from investment operations	(.22)	3.04	1.58	.43	.97	1.87
Less distributions from:
Net investment income	(.43)	(.71)	(.73)	(.79)	(1.05)	(1.14)
Net realized gains	(.73)	—	(.11)	—	(.11)	—
Total distributions	(1.16)	(.71)	(.84)	(.79)	(1.16)	(1.14)
Net asset value, end of period	$28.40	$29.78	$27.45	$26.71	$27.07	$27.26

Total Return	(0.85%)	11.23%	6.03%	1.59%	3.68%	7.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,239,411	$19,152,857	$12,138,270	$8,957,902	$6,418,897	$3,024,918
Ratios to average net assets:
Net investment income (loss)	2.68%	2.29%	2.64%	2.99%	3.47%	3.94%
Total expenses[d]	0.56%	0.57%	0.58%	0.58%	0.68%	0.79%
Net expenses[e,f,g]	0.50%	0.51%	0.51%	0.50%	0.52%	0.59%
Portfolio turnover rate	25%	116%	68%	48%	72%	86%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Period Ended Sept. 30, 2017[h]
Per Share Data
Net asset value, beginning of period	$29.80	$27.46	$26.73	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.65	.71	.81	.86
Net gain (loss) on investments (realized and unrealized)	(.61)	2.40	.86	(.38)	.18
Total from investment operations	(.22)	3.05	1.57	.43	1.04
Less distributions from:
Net investment income	(.43)	(.71)	(.73)	(.79)	(.99)
Net realized gains	(.73)	—	(.11)	—	(.11)
Total distributions	(1.16)	(.71)	(.84)	(.79)	(1.10)
Net asset value, end of period	$28.42	$29.80	$27.46	$26.73	$27.09

Total Return	(0.85%)	11.26%	5.99%	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$204,525	$167,409	$55,441	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	2.68%	2.28%	2.64%	3.00%	3.35%
Total expenses[d]	0.50%	0.52%	0.52%	0.53%	0.65%
Net expenses[e,f,g]	0.50%	0.51%	0.51%	0.50%	0.51%
Portfolio turnover rate	25%	116%	68%	48%	72%

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	—	0.00%*	0.01%
C-Class	0.00%*	0.00%*	—	0.00%*	0.01%
P-Class	—	0.00%*	0.00%*	0.00%*	0.01%
Institutional Class	—	0.00%*	—	0.00%*	—
R6-Class	0.01%	0.00%*	0.00%*	0.00%*	—

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.78%	0.79%	0.79%	0.80%	0.84%	0.87%
C-Class	1.52%	1.54%	1.54%	1.55%	1.57%	1.60%
P-Class	0.78%	0.79%	0.79%	0.80%	0.83%	0.75%
Institutional Class	0.49%	0.50%	0.50%	0.49%	0.49%	0.49%
R6-Class	0.49%	0.50%	0.50%	0.49%	0.48%	—

[h]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At March 31, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”) which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess

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fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Number of Contracts
Use	Call	Put
Hedge	$14,818,283,333	$—

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge, Income	$—	$3,273,396

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index Exposure, Speculation	$108,351,551	$15,110,432

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$2,979,005,000	$1,733,000,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities.

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The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally-cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index Exposure, Speculation	$249,081,667	$—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$1,167,147,490	$1,400,449,849

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Investments in unaffiliated issuers, at value Unamortized upfront premiums paid on interest rate swap agreements Variation margin on interest rate swap agreements
Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$156,670,008	$138,502	$89,346,524	$112,321,874	$358,476,908

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$186,771,992	$50,583	$—	$43,884,374	$230,706,949

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on options purchased
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$94,051	$7,235,478	$37,687,127	$38,488,836	$1,752,496	$85,257,988

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$—	$(64,927,254)	$(22,179,063)	$47,733,960	$4,132,086	$(35,240,271)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

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The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Credit index swap agreements	$138,502	$—	$138,502	$(50,583)	$—	$87,919
Forward foreign currency exchange contracts	112,321,874	—	112,321,874	(34,491,457)	(63,540,391)	14,290,026
Options purchased contracts	89,346,524	—	89,346,524	—	(26,890,338)	62,456,186

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit index swap agreements	$50,583	$—	$50,583	$(50,583)	$—	$—
Forward foreign currency exchange contracts	43,884,374	—	43,884,374	(34,491,457)	—	9,392,917

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$5,401,000
BofA Securities, Inc.	Credit default swap agreements	—	1,431,354
BofA Securities, Inc.	Interest rate swap agreements	—	5,039,265
Citibank N.A.	Forward foreign currency exchange contracts	—	25,446,417
Goldman Sachs International	Futures contracts, Total return swap agreements, Options, Forward foreign currency exchange contracts	—	40,350,031
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	$19,740,000
Total		$—	$97,408,067

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.79%	11/20/17	02/01/22
C-Class	1.54%	11/20/17	02/01/22
P-Class	0.79%	11/20/17	02/01/22
Institutional Class	0.50%	11/30/12	02/01/22
R6-Class	0.50%	10/19/16	02/01/22

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	2024	Total
A-Class	$690,174	$970,954	$440,686	$260,015	$2,361,829
C-Class	102,786	139,409	133,369	81,584	457,148
P-Class	567,755	529,763	636,580	330,730	2,064,828
Institutional Class	4,886,581	6,918,582	8,669,558	6,988,723	27,463,444
R6-Class	—	—	5,384	2,665	8,049

For the period ended March 31, 2021, GI recouped $26,903 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2021, the Fund waived $33,166 related to investments in affiliated funds.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2021, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at March 31, 2021	Average Balance Outstanding	Average Interest Rate
182	$555,271,893	$430,227,318	0.13%

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets of Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$555,271,893	$—	$555,271,893	$(555,271,893)	$—	$—

As of March 31, 2021, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
BMO Capital Markets Corp.	(0.20%)	04/01/21	$123,087,146
Barclays Capital Inc.	(0.34%) - (0.35%)	04/01/21	122,925,445
J.P. Morgan Securities LLC	0.14%	06/04/21	100,985,425
Canadian Imperial Bank of Commerce	0.14%	05/04/21	113,524,772
Total			$555,271,893

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year end, aggregated by asset class of the related collateral pledged by the Fund:

Asset Type	Up to 30 days	31 – 90 days	Total
Corporate Bonds	$—	$24,830,317	$24,830,317
Federal Agency Notes	—	76,155,107	76,155,107
Treasury Notes	340,761,696	113,524,773	454,286,469
Gross amount of recognized liabilities for reverse repurched agreements	$340,761,696	$214,510,197	$555,271,893

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$25,710,801,790	$936,279,032	$(613,914,510)	$322,364,522

Note 8 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$8,140,111,843	$5,752,491,580

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$1,020,351,884	$16,668,112

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

effected at the current market price to save costs, where permissible. For the period ended March 31, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$98,129,198	$46,422,554	$2,455,183

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2021, were as follows:

Borrower	Maturity Date	Face Amount*		Value
AI Aqua Zip Bidco Pty Ltd.	12/13/23		11,119,659	$13,885
Aspect Software, Inc.	07/15/23		2,046	16
CapStone Acquisition Holdings, Inc.	10/29/27		1,216,000	11,450
CTL Logistics	08/10/42		2,993,414	216,054
FCG Acquisitions, Inc	03/16/28		320,000	2,000
HAH Group Holding Co. LLC	10/29/27		2,223,216	31,261
Higginbotham	11/25/22		5,293,642	32,582
Hillman Group, Inc.	02/24/28		2,531,646	6,242
Jones Deslauriers Insurance Management, Inc.	03/12/28	CAD	1,905,000	—
MB2 Dental Solutions LLC	01/29/27		14,313,520	139,145
National Mentor Holdings, Inc.	02/18/28		1,609,942	7,921
Peraton Corp.	02/22/28		21,585,093	106,404
SCP Eye Care Services LLC	03/11/28		1,270,455	1,588
Service Logic Acquisition, Inc.	10/22/27		2,472,537	23,191
Southern Veterinary Partners LLC	10/05/27		2,696,970	25,102
Team.Blue Finco SARL	03/18/28	EUR	1,229,730	6,128
TricorBraun Holdings, Inc.	03/03/28		1,340,168	13,965
Venture Global Calcasieu Pass LLC	08/19/26		12,522,252	688,724
Zephyr Bidco Ltd.	04/08/22	GBP	23,950,000	3
				$1,325,661

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 1.26% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[2]	11/30/11	$335,966	$41
Atlas Mara Ltd.
8.00% due 03/20/21	10/01/15	6,587,865	3,199,680
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	14,774,409	15,425,992
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	11,319,687	11,574,305
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	21,182,804	21,805,814
Copper River CLO Ltd.
2007-1A, due 01/20/21[3]	05/09/14	42,900	44,190
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	113,992,874	114,064,710
LSTAR Securities Investment Ltd.
2021-1, 1.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	75,462,614	75,666,061
LSTAR Securities Investment Ltd.
2021-2, 1.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	39,789,480	39,761,962
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,787,046	1,604,154
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[1]	06/01/16	1,321,213	1,408,407
Station Place Securitization Trust
2020-WL1, 2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 06/25/51[1]	07/15/20	3,000,000	3,000,000
Station Place Securitization Trust
2020-5, 0.92% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	20,000,000	20,000,000
Station Place Securitization Trust
2020-WL1, 2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/25/51[1]	07/15/20	10,000,000	10,000,000

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Restricted Securities	Acquisition Date	Cost	Value
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	$691,092	$555,547
		$320,287,950	$318,110,863

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Fund’s investments and shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

124 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

128 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Ultra Short Duration Fund

GuggenheimInvestments.com	USD-SEMI-0321x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ULTRA SHORT DURATION FUND	10
NOTES TO FINANCIAL STATEMENTS	45
OTHER INFORMATION	66
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	67
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	74

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (the “Fund”) for the semi-annual period ended March 31, 2021.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2021

Ultra Short Duration Fund may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the yield on the two-year U.S. Treasury Note rose 3 basis points1 to 0.16% from 0.13%, and the 10-year U.S. Treasury Note climbed 105 basis points to 1.74% from 0.69%. The spread between the two-year U.S. Treasury Note and 10-year U.S. Treasury Note widened from 56 basis points to 158 basis points as investors repositioned in response to fears of inflationary pressure, which the Federal Reserve (the “Fed”) regards as a transitory, short-term phenomenon. Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2021

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

For the six-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Basis point – one basis point is equal to 0.01%.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.58%	0.30%	$ 1,000.00	$ 1,003.00	$ 2.90
Institutional Class	0.33%	0.32%	1,000.00	1,003.20	1.65

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.58%	5.00%	$ 1,000.00	$ 1,022.04	$ 2.92
Institutional Class	0.33%	5.00%	1,000.00	1,023.29	1.66

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)”

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings (% of Total Net Assets)
iShares Core S&P 500 ETF	4.5%
iShares Core U.S. Aggregate Bond ETF	3.1%
State of Israel, 1.00%	2.7%
Kingdom of Spain, (0.51)%	2.3%
Province of Ontario, 0.09%	2.2%
Republic of France, (0.59)%	1.9%
Shackleton CLO Ltd., 1.14%	1.2%
Swedbank AB, 0.85%	1.1%
CenterPoint Energy Resources Corp., 0.68%	1.1%
JPMorgan Chase & Co., 0.70%	1.0%
Top Ten Total	21.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	30.0%
AA	10.6%
A	21.1%
BBB	18.6%
BB	2.2%
B	1.7%
NR2	3.2%
Other Instruments	12.6%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	0.32%	3.13%	2.18%	1.78%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.04%	0.09%	1.12%	0.81%

	6 Month†	1 Year	Since Inception (11/30/18)
A-Class Shares	0.30%	2.86%	1.59%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.04%	0.09%	1.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Prior to November 30, 2018, performance for Institutional Class shares reflects the performance of the Guggenheim Strategy Fund I, which did not charge a management fee and was not publicly offered as a separate investment product.

†	6 month returns are not annualized.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
ULTRA SHORT DURATION FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 7.6%
iShares Core S&P 500 ETF	100,000	$39,782,000
iShares Core U.S. Aggregate Bond ETF[1]	243,050	27,666,382
Total Exchange-Traded Funds
(Cost $67,790,047)		67,448,382

MONEY MARKET FUND† - 5.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	46,240,865	46,240,865
Total Money Market Fund
(Cost $46,240,865)		46,240,865

	Face Amount~
CORPORATE BONDS†† - 30.9%
Financial - 8.6%
Swedbank AB
0.85% due 03/18/24[3]	9,550,000	9,571,170
JPMorgan Chase & Co.
0.70% due 03/16/24[4]	9,100,000	9,138,238
Charles Schwab Corp.
0.51% (U.S. Secured Overnight Financing Rate + 0.50%) due 03/18/24[5]	8,850,000	8,903,808
Sumitomo Mitsui Trust Bank Ltd.
0.85% due 03/25/24[3]	8,900,000	8,896,992
Sompo International Holdings Ltd.
4.70% due 10/15/22	5,120,000	5,424,135

Credit Suisse AG NY
0.42% (U.S. Secured Overnight Financing Rate + 0.39%) due 02/02/24[5]	5,250,000	5,201,175
Barclays Bank plc
1.70% due 05/12/22	4,600,000	4,663,477
Citizens Bank North America/Providence RI
1.00% (3 Month USD LIBOR + 0.81%) due 05/26/22[5]	4,215,000	4,246,188
Intercontinental Exchange, Inc.
0.83% (3 Month USD LIBOR + 0.65%) due 06/15/23[5]	1,600,000	1,601,341
2.35% due 09/15/22	1,000,000	1,024,625
Svenska Handelsbanken AB
0.65% (3 Month USD LIBOR + 0.47%) due 05/24/21[5]	2,250,000	2,251,649
American Express Co.
0.72% (3 Month USD LIBOR + 0.53%) due 05/17/21[5]	2,150,000	2,150,421
Synchrony Bank
3.65% due 05/24/21	1,720,000	1,723,754
UBS Group AG
2.01% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[3,5]	1,400,000	1,400,620
Standard Chartered plc
1.32% due 10/14/23[3,4]	1,350,000	1,358,572
GA Global Funding Trust
1.63% due 01/15/26[3]	1,300,000	1,297,758

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Mitsubishi UFJ Financial Group, Inc.
1.01% (3 Month USD LIBOR + 0.79%) due 07/25/22[5]	950,000	$957,060
1.24% (3 Month USD LIBOR + 1.06%) due 09/13/21[5]	339,000	340,430
Aviation Capital Group LLC
2.88% due 01/20/22[3]	1,200,000	1,217,371
Santander UK plc
0.81% (3 Month USD LIBOR + 0.62%) due 06/01/21[5]	980,000	980,970
Wells Fargo & Co.
4.13% due 08/15/23	800,000	864,494
First American Financial Corp.
4.60% due 11/15/24	500,000	557,294
Nordea Bank Abp
1.13% (3 Month USD LIBOR + 0.94%) due 08/30/23[3,5]	550,000	556,250
Markel Corp.
3.63% due 03/30/23	450,000	476,713
Apollo Management Holdings, LP
4.00% due 05/30/24[3]	350,000	383,619
Australia & New Zealand Banking Group Ltd.
1.18% (3 Month USD LIBOR + 0.99%) due 06/01/21[3,5]	300,000	300,465
Reliance Standard Life Global Funding II
3.85% due 09/19/23[3]	200,000	214,895
Marsh & McLennan Cos., Inc.
4.80% due 07/15/21	200,000	200,087
Total Financial		75,903,571

Industrial - 6.2%
Boeing Co.
1.43% due 02/04/24	6,550,000	6,561,529
1.95% due 02/01/24	6,000,000	6,147,030
Siemens Financieringsmaatschappij N.V.
0.65% due 03/11/24[3]	7,300,000	7,295,199
0.80% (3 Month USD LIBOR + 0.61%) due 03/16/22[3,5]	1,870,000	1,880,936
Ryder System, Inc.
3.35% due 09/01/25	4,820,000	5,203,591
3.75% due 06/09/23	2,650,000	2,824,180
Graphic Packaging International LLC
0.82% due 04/15/24[3]	6,700,000	6,680,178
Teledyne Technologies, Inc.
0.65% due 04/01/23	4,550,000	4,544,260
CNH Industrial Capital LLC
1.95% due 07/02/23	4,230,000	4,343,497
Silgan Holdings, Inc.
1.40% due 04/01/26[3]	2,350,000	2,300,063
Penske Truck Leasing Company LP / PTL Finance Corp.
3.65% due 07/29/21[3]	1,294,000	1,303,831
2.70% due 11/01/24[3]	900,000	947,255
Berry Global, Inc.
0.95% due 02/15/24[3]	2,150,000	2,139,873
Vontier Corp.
1.80% due 04/01/26[3]	2,150,000	2,138,777
Tennant Co.
5.63% due 05/01/25	150,000	154,500
Total Industrial		54,464,699

Consumer, Non-cyclical - 4.9%
Illumina, Inc.
0.55% due 03/23/23	8,800,000	8,792,256
AmerisourceBergen Corp.
0.74% due 03/15/23	8,650,000	8,657,252

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
IHS Markit Ltd.
4.13% due 08/01/23	5,791,000	$6,205,693
Sysco Corp.
5.65% due 04/01/25	3,350,000	3,894,047
Molina Healthcare, Inc.
5.38% due 11/15/22	2,700,000	2,831,058
General Mills, Inc.
0.76% (3 Month USD LIBOR + 0.54%) due 04/16/21[5]	2,450,000	2,450,332
1.23% (3 Month USD LIBOR + 1.01%) due 10/17/23[5]	200,000	202,897
CVS Health Corp.
4.00% due 12/05/23	1,600,000	1,728,773
Stryker Corp.
3.38% due 05/15/24	1,600,000	1,723,148
Bayer US Finance II LLC
0.83% (3 Month USD LIBOR + 0.63%) due 06/25/21[3,5]	1,700,000	1,701,275
AbbVie, Inc.
0.53% (3 Month USD LIBOR + 0.35%) due 05/21/21[5]	1,300,000	1,300,431
Altria Group, Inc.
4.75% due 05/05/21	1,154,000	1,158,203
Element Fleet Management Corp.
1.60% due 04/06/24[3]	900,000	898,947
Bunge Limited Finance Corp.
3.00% due 09/25/22	800,000	824,710
Spectrum Brands, Inc.
5.75% due 07/15/25	700,000	721,875
Keurig Dr Pepper, Inc.
3.55% due 05/25/21	500,000	502,260
Total Consumer, Non-cyclical		43,593,157

Utilities - 3.8%
CenterPoint Energy Resources Corp.
0.68% (3 Month USD LIBOR + 0.50%) due 03/02/23[5]	9,400,000	9,402,670
NextEra Energy Capital Holdings, Inc.
0.45% (3 Month USD LIBOR + 0.27%) due 02/22/23[5]	8,600,000	8,601,327
0.55% (U.S. Secured Overnight Financing Rate + 0.54%) due 03/01/23[5]	100,000	100,250
Atmos Energy Corp.
0.63% due 03/09/23	4,650,000	4,651,813
0.57% (3 Month USD LIBOR + 0.38%) due 03/09/23[5]	1,000,000	1,000,109
ONE Gas, Inc.
1.10% due 03/11/24	4,550,000	4,548,354
Alexander Funding Trust
1.84% due 11/15/23[3]	4,300,000	4,365,618
Puget Energy, Inc.
6.00% due 09/01/21	1,300,000	1,328,650
Total Utilities		33,998,791

Communications - 3.3%
NTT Finance Corp.
0.58% due 03/01/24[3]	8,950,000	8,915,957
Verizon Communications, Inc.
0.75% due 03/22/24	4,400,000	4,404,486
Videotron Ltd.
5.00% due 07/15/22	3,500,000	3,640,000
Netflix, Inc.
5.50% due 02/15/22	2,700,000	2,808,000
ViacomCBS, Inc.
4.75% due 05/15/25	2,210,000	2,498,499
T-Mobile USA, Inc.
2.63% due 04/15/26	1,600,000	1,628,000
2.25% due 02/15/26	600,000	604,314
Sirius XM Radio, Inc.
5.38% due 07/15/26[3]	1,543,000	1,593,147
3.88% due 08/01/22[3]	600,000	602,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[3]	1,315,000	$1,324,863
Corning, Inc.
3.70% due 11/15/23	927,000	992,458
CSC Holdings LLC
5.50% due 05/15/26[3]	200,000	206,200
Total Communications		29,218,174

Technology - 2.4%
Fidelity National Information Services, Inc.
0.60% due 03/01/24	8,200,000	8,155,178
HCL America, Inc.
1.38% due 03/10/26[3]	7,300,000	7,165,277
Microchip Technology, Inc.
2.67% due 09/01/23[3]	2,570,000	2,676,358
0.97% due 02/15/24[3]	500,000	499,033
Infor, Inc.
1.45% due 07/15/23[3]	2,600,000	2,632,165
Total Technology		21,128,011

Energy - 1.4%
Enbridge, Inc.
0.42% (U.S. Secured Overnight Financing Rate + 0.40%) due 02/17/23[5]	4,900,000	4,907,450
Phillips 66
0.90% due 02/15/24	3,400,000	3,400,818
Valero Energy Corp.
1.20% due 03/15/24	3,000,000	3,008,187
Halliburton Co.
3.25% due 11/15/21	1,130,000	1,141,209
Total Energy		12,457,664

Basic Materials - 0.3%
Carpenter Technology Corp.
4.45% due 03/01/23	1,350,000	1,398,913
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	1,300,000	1,386,382
Total Basic Materials		2,785,295

Total Corporate Bonds
(Cost $272,684,551)		273,549,362

ASSET-BACKED SECURITIES†† - 28.9%
Collateralized Loan Obligations - 21.2%
Shackleton CLO Ltd.
2017-8A, 1.14% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[3,5]	10,696,753	10,695,745
2018-6RA, 1.24% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[3,5]	5,050,281	5,048,138
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 0.99% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[3,5]	5,589,218	5,586,438
2018-4A, 1.24% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31[3,5]	4,927,378	4,919,332
BXMT Ltd.
2020-FL2, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[3,5]	5,000,000	4,999,138

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
2020-FL2, 1.26% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[3,5]	2,550,000	$2,551,564
2020-FL3, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/15/37[3,5]	2,500,000	2,513,779
Palmer Square Loan Funding Ltd.
2021-2A, due 05/20/29[3,5]	4,500,000	4,499,100
2021-1A, 1.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 04/20/29[3,5]	4,000,000	4,004,001
2018-4A, 1.09% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[3,5]	899,949	900,180
2019-3A, 1.03% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[3,5]	610,845	610,896
HERA Commercial Mortgage Ltd.
2021-FL1, 1.43% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/18/38[3,5]	5,000,000	5,002,619
2021-FL1, 1.18% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[3,5]	4,250,000	4,251,680
Diamond CLO Ltd.
2021-1A, 1.40% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 04/25/29[3,5]	8,250,000	8,248,350
Dryden 33 Senior Loan Fund
2020-33A, 1.24% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[3,5]	8,000,000	7,991,587
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.12% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[3,5]	6,854,907	6,856,437
CHCP Ltd.
2021-FL1, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/15/38[3,5]	6,500,000	6,501,938
CIFC Funding 2015-III Ltd.
2018-3A, 1.09% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 04/19/29[3,5]	6,475,000	6,469,178
LCM XXIV Ltd.
2021-24A, 1.17% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.98%) due 03/20/30[3,5]	5,750,000	5,741,790
GPMT Ltd.
2019-FL2, 1.41% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[3,5]	5,250,000	5,257,725

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
2018-FL1, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[3,5]	164,534	$164,438
Westcott Park CLO Ltd.
2019-1A, 1.43% (3 Month USD LIBOR + 1.21%, Rate Floor: 0.00%) due 07/20/28[3,5]	5,000,000	5,000,516
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A, 0.63% (3 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 01/20/33[3,5]	3,000,000	2,982,759
2020-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[3,5]	2,000,000	1,999,964
Madison Park Funding XLVIII Ltd.
2021-48A, 1.59% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[3,5]	4,000,000	3,992,739
MidOcean Credit CLO VII
2020-7A, 1.28% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[3,5]	3,500,000	3,495,884
LoanCore Issuer Ltd.
2019-CRE2, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[3,5]	1,300,000	1,298,702
2018-CRE1, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[3,5]	1,000,000	999,026
2018-CRE1, 1.24% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[3,5]	961,639	961,645
Marathon CLO V Ltd.
2017-5A, 1.05% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[3,5]	3,129,945	3,126,913
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.79% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[3,5]	3,000,000	3,000,000
Cerberus Loan Funding XXX, LP
2020-3A, 2.08% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[3,5]	3,000,000	2,996,692
Crown Point CLO III Ltd.
2017-3A, 1.15% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[3,5]	2,970,652	2,970,448
TICP CLO VII Ltd.
2020-7A, 0.79% (3 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/15/33[3,5]	2,812,500	2,807,237

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Woodmont Trust
2020-7A, 2.05% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[3,5]	2,750,000	$2,746,838
MP CLO VIII Ltd.
2018-2A, 1.13% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[3,5]	2,707,097	2,706,237
OZLM XII Ltd.
2018-12A, 1.26% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 04/30/27[3,5]	2,544,185	2,544,340
Cerberus Loan Funding XXXI, LP
2021-1A, 1.69% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[3,5]	2,500,000	2,500,000
Cerberus Loan Funding XXXII, LP
2021-2A, due 04/22/33[3,5]	2,500,000	2,499,500
Venture XIV CLO Ltd.
2020-14A, 1.22% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[3,5]	2,500,000	2,496,773
Avery Point VI CLO Ltd.
2021-6A, 1.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 08/05/27[3,5]	2,357,588	2,355,537
Owl Rock CLO IV Ltd.
2020-4A, 2.80% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[3,5]	2,000,000	2,005,659
Parliament Funding II Ltd.
2020-1A, 2.67% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[3,5]	2,000,000	2,001,788
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.19% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[3,5]	2,000,000	2,001,718
Wellfleet CLO Ltd.
2020-2A, 1.28% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[3,5]	2,000,000	2,000,539
Greywolf CLO III Ltd.
2020-3RA, 0.72% (3 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 04/15/33[3,5]	1,944,444	1,938,732
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.54% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,5]	1,800,000	1,783,248

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
California Street CLO IX, LP
2019-9A, 0.92% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/16/32[3,5]	1,750,000	$1,747,717
610 Funding CLO 3 Ltd.
2018-3A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[3,5]	1,658,636	1,658,610
Allegro CLO IX Ltd.
2018-3A, 1.39% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[3,5]	1,500,000	1,504,387
Hunt CRE Ltd.
2018-FL2, 1.19% (1 Month USD LIBOR + 1.08%, Rate Floor: 1.08%) due 08/15/28[3,5]	1,500,000	1,496,066
Newfleet CLO Ltd.
2018-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[3,5]	1,467,774	1,466,752
Wind River CLO Ltd.
2017-2A, 1.11% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[3,5]	1,281,822	1,280,700
Neuberger Berman CLO XX Ltd.
2017-20A, 1.04% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 01/15/28[3,5]	1,190,554	1,188,108
BSPRT Issuer Ltd.
2018-FL4, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[3,5]	901,839	901,839
2018-FL3, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[3,5]	217,306	217,306
Mountain View CLO Ltd.
2018-1A, 1.04% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[3,5]	1,071,615	1,070,625
Voya CLO Ltd.
2019-2A, 0.87% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32[3,5]	1,031,250	1,028,707
KVK CLO Ltd.
2017-1A, 1.13% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[3,5]	1,027,632	1,026,652
KREF Ltd.
2018-FL1, 1.21% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[3,5]	994,470	994,603
BlueMountain CLO XXV Ltd.
2019-25A, 0.89% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/15/32[3,5]	875,000	873,821

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.21% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37[3,5]	850,000	$850,292
TICP CLO I Ltd.
2018-1A, 1.02% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[3,5]	639,029	639,000
Grand Avenue CRE Ltd.
2020-FL2, 2.56% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 03/15/35[3,5]	422,799	425,509
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.74% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,5]	382,000	381,028
NewStar Clarendon Fund CLO LLC
2019-1A, 1.52% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[3,5]	373,633	373,370
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[3,5]	350,000	349,375
Venture XVI CLO Ltd.
2018-16A, 1.09% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[3,5]	283,100	283,115
Mountain Hawk II CLO Ltd.
2018-2A, 1.82% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[3,5]	81,677	81,663
Total Collateralized Loan Obligations		187,866,732

Financial - 3.0%
Station Place Securitization Trust
2020-5, 0.92% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,5,6	8,100,000	8,100,000
2020-16, 1.11% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,3,5	6,700,000	6,700,000
2021-3, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,3,5	4,000,000	4,000,000
2021-SP1, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,3,5	1,200,000	1,200,000
2020-12, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21†††,3,5	1,000,000	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
2021-7, 1.02% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 09/24/21[3,5]	500,000	$500,000
Madison Avenue Secured Funding Trust Series
2020-1, 1.73% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,3,5	5,250,000	5,250,000
Total Financial		26,750,000

Transport-Container - 1.5%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[3]	7,250,000	7,071,673
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[3]	3,250,000	3,173,855
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[3]	2,085,918	2,023,837
2020-1A, 2.73% due 08/21/45[3]	845,288	860,086
Total Transport-Container		13,129,451

Infrastructure - 1.2%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[3]	6,050,000	6,331,313
SBA Tower Trust
2.33% due 01/15/28[3]	4,000,000	4,062,720
Total Infrastructure		10,394,033

Net Lease - 1.0%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[3]	6,710,762	6,736,083
CF Hippolyta LLC
2021-1A, 1.98% due 03/15/61[3]	2,250,000	2,242,521
Total Net Lease		8,978,604

Whole Business - 0.7%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[3]	4,676,500	4,802,298
Taco Bell Funding LLC
2018-1A, 4.32% due 11/25/48[3]	782,000	785,847
DB Master Finance LLC
2019-1A, 3.79% due 05/20/49[3]	280,725	286,449
Total Whole Business		5,874,594

Collateralized Debt Obligations - 0.2%
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[3]	1,750,000	1,739,856

Transport-Aircraft - 0.1%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	896,096	710,611
Raspro Trust
2005-1A, 1.15% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,5]	373,311	370,385
Total Transport-Aircraft		1,080,996

Total Asset-Backed Securities
(Cost $255,382,600)		255,814,266

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 12.3%
Residential Mortgage Backed Securities - 10.9%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60[3,5]	8,015,830	$7,996,086
2020-NQM1, 1.21% due 05/25/65[3,7]	3,983,240	4,000,054
2020-RPL5, 3.02% (WAC) due 08/25/60[3,5]	3,071,323	3,121,662
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[3,7]	4,690,987	4,700,650
2020-1, 2.42% due 01/25/60[3,7]	2,152,122	2,175,087
2019-4, 2.64% due 11/25/59[3,7]	1,332,527	1,356,164
2019-4, 2.85% due 11/25/59[3,7]	1,188,131	1,207,970
SPS Servicer Advance Receivables Trust II
2020-T1, 1.28% due 11/15/52[3]	7,000,000	7,026,542
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[3]	4,150,000	4,158,407
2020-T3, 1.32% due 10/15/52[3]	2,750,000	2,758,341
New Residential Advance Receivables Trust Advance Receivables Backed
2020-APT1, 1.04% due 12/16/52†††,3	4,000,000	3,998,845
2020-T1, 1.43% due 08/15/53[3]	2,000,000	2,004,324
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[3]	5,150,000	5,162,290
LSTAR Securities Investment Ltd.
2021-1, 1.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[5,6]	2,634,747	2,641,851
2021-2, 1.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[5,6]	1,450,000	1,448,997
CFMT LLC
2021-HB5, 0.80% (WAC) due 02/25/31[3,5]	3,583,280	3,578,386
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59[3,5]	1,931,064	2,038,089
2018-2A, 3.50% (WAC) due 02/25/58[3,5]	1,270,432	1,325,970
CSMC Series
2014-2R, 0.33% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[3,5]	2,033,975	2,000,608
2014-7R, 0.28% (WAC) due 10/27/36[3,5]	1,159,055	1,145,439
FKRT
2020-C2A, 3.25% due 12/30/23†††,6	3,066,689	3,070,369

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
BRAVO Residential Funding Trust
2021-HE1, 0.87% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 01/25/70[3,5]	2,185,716	$2,182,746
2019-NQM1, 2.67% (WAC) due 07/25/59[3,5]	706,495	714,524
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[3,5]	1,010,184	1,053,235
2017-6, 2.75% (WAC) due 10/25/57[3,5]	882,866	907,807
2017-5, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[3,5]	438,871	438,871
Soundview Home Loan Trust
2006-OPT5, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	2,391,728	2,339,831
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[3,5]	2,312,087	2,321,295
Ellington Financial Mortgage Trust
2020-2, 1.49% (WAC) due 10/25/65[3,5]	1,394,519	1,393,845
2020-2, 1.64% (WAC) due 10/25/65[3,5]	803,295	801,225
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.68% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[5]	2,069,815	2,060,651
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[3,5]	1,996,799	2,020,247
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[3,5]	1,772,201	1,784,916
CIT Mortgage Loan Trust
2007-1, 1.46% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[3,5]	1,618,826	1,627,260
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[3,5]	1,096,410	1,116,585
2019-1, 2.94% (WAC) due 06/25/49[3,5]	435,679	438,240
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.84% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35[5]	1,498,312	1,496,424

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[3,5]	873,614	$884,257
2019-2, 2.70% (WAC) due 09/25/59[3,5]	394,558	396,854
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[3,5]	1,174,955	1,178,953
Citigroup Mortgage Loan Trust
2007-WFH2, 0.51% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[5]	667,773	664,940
2019-IMC1, 2.72% (WAC) due 07/25/49[3,5]	493,049	502,079
Banc of America Funding Trust
2015-R2, 0.37% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[3,5]	1,151,289	1,123,320
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.75% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 01/25/36[5]	1,005,686	1,003,376
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[3,5]	500,635	501,548
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[5,6]	390,338	399,114
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.61% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 12/25/35[5]	261,140	260,820
Total Residential Mortgage Backed Securities		96,529,094

Commercial Mortgage Backed Securities - 1.4%
Morgan Stanley Capital I Trust
2018-H3, 0.83% (WAC) due 07/15/51[5,8]	46,288,488	2,116,819
2014-MP, 3.69% due 08/11/33[3]	1,669,000	1,673,535
2014-CPT, 3.35% due 07/13/29[3]	1,000,000	999,904
Life Mortgage Trust
2021-BMR, 1.21% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38[3,5]	2,450,000	2,452,204
BENCHMARK Mortgage Trust
2019-B14, 0.79% (WAC) due 12/15/62[5,8]	34,828,431	1,653,974

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~		Value
Citigroup Commercial Mortgage Trust
2019-GC41, 1.06% (WAC) due 08/10/56[5,8]		24,923,984	$1,653,908
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.64% (WAC) due 06/15/51[5,8]		29,452,071	937,848
KKR Industrial Portfolio Trust
2021-KDIP, 1.11% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37[3,5]		650,000	649,221
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48		391,506	391,372
Total Commercial Mortgage Backed Securities			12,528,785

Total Collateralized Mortgage Obligations
(Cost $108,568,722)			109,057,879

FOREIGN GOVERNMENT DEBT†† - 12.0%
State of Israel
1.00% due 04/30/21	ILS	81,180,000	24,319,498
Kingdom of Spain
(0.51)% due 07/09/21[11]	EUR	17,110,000	20,092,309
Province of Ontario
0.09% due 04/21/21[11]	CAD	25,000,000	19,896,014
Republic of France
(0.59)% due 04/08/21[11]	EUR	14,125,000	16,563,648
Province of Newfoundland
0.10% due 04/15/21[11]	CAD	11,400,000	9,072,855
Czech Republic
0.10% due 04/17/22	CZK	200,400,000	8,963,083
United Mexican States
4.04% due 05/06/21[11]	MXN	84,280,000	4,106,881
Abu Dhabi Government International Bond
0.75% due 09/02/23		2,200,000	2,207,348
Republic of Portugal
(0.53)% due 07/16/21[11]	EUR	1,410,000	1,656,025
Total Foreign Government Debt
(Cost $108,491,262)			106,877,661

SENIOR FLOATING RATE INTERESTS††,5 - 2.6%
Industrial - 1.0%
Berry Global, Inc.
due 07/01/26		4,400,000	4,360,796
Reynolds Group Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/06/23		2,200,000	2,189,352
Filtration Group Corp.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25		846,130	833,227
Gates Global LLC
3.50% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.50%) due 03/31/27		696,181	693,862
VC GB Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††		454,035	451,197

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Beacon Roofing Supply, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/02/25	136,605	$135,751
Total Industrial		8,664,185

Consumer, Cyclical - 0.5%
Power Solutions (Panther)
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	2,159,879	2,135,581
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	1,141,375	1,148,509
Go Daddy Operating Company LLC
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/15/24	498,279	494,153
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	448,834	447,070
Burlington Stores, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/18/24	400,000	396,332
Total Consumer, Cyclical		4,621,645

Consumer, Non-cyclical - 0.3%
Option Care Health, Inc.
due 08/06/26	2,244,318	2,234,510
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/05/24	397,279	396,894
Nomad Foods Lux S.A.R.L
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/24	300,000	297,063
Total Consumer, Non-cyclical		2,928,467

Financial - 0.2%
Focus Financial Partners, LLC
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	847,565	837,776
USI, Inc.
3.20% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	795,876	786,357
HUB International Ltd.
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/25/25	447,698	441,086
Total Financial		2,065,219

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Technology - 0.2%
Boxer Parent Co., Inc.
due 10/02/25	1,096,853	$1,091,369
Sabre GLBL, Inc.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	598,454	590,105
MACOM Technology Solutions Holdings, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	344,716	341,918
Total Technology		2,023,392

Communications - 0.2%
ProQuest, LLC
due 10/23/26	1,300,000	1,290,900

Basic Materials - 0.2%
Invictus MD Strategies Corp.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	846,409	836,430
Univar USA, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/01/24	250,000	248,985
HB Fuller Co.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/21/24	137,857	137,202
Total Basic Materials		1,222,617

Total Senior Floating Rate Interests
(Cost $22,832,218)		22,816,425

MUNICIPAL BONDS†† - 1.0%
New York - 0.5%
City of New York New York General Obligation Unlimited
0.07% (VRDN) due 04/01/42[10]	4,010,000	4,010,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
0.07% (VRDN) due 08/01/42[10]	350,000	350,000
New York State Dormitory Authority Revenue Bonds
5.00% due 07/01/21	25,000	25,291
New York City Transitional Finance Authority Building Aid Revenue Bonds
5.00% due 07/15/22	5,000	5,259
Total New York		4,390,550

California - 0.4%
Metropolitan Water District of Southern California Revenue Bonds
0.05% (VRDN) due 07/01/47[10]	3,420,000	3,420,000

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Santa Barbara Unified School District General Obligation Unlimited
due 08/01/21[9]	100,000	$52,982
McKinleyville Union School District General Obligation Unlimited
due 08/01/21[9]	210,000	19,569
City of Fairfield California Revenue Bonds
8.38% due 06/01/21	10,000	10,027
San Francisco City & County Airport Comm-San Francisco International Airport Revenue Bonds
5.00% due 05/03/21	10,000	9,938
Brea Redevelopment Agency Tax Allocation
due 08/01/21[9]	15,000	5,339
Total California		3,517,855

Texas - 0.1%
City of Dallas Texas Waterworks & Sewer System Revenue Bonds
5.00% due 10/01/21	150,000	153,595
West Travis County Public Utility Agency Revenue Bonds
5.00% due 08/15/21	50,000	50,886
Houston Higher Education Finance Corp. Revenue Bonds
5.00% due 09/01/22	25,000	26,680
North Texas Tollway Authority Revenue Bonds
5.00% due 09/01/21	25,000	25,492
City of Austin Texas Water & Wastewater System Revenue Bonds
5.00% due 11/15/21	15,000	15,286
Central Texas Turnpike System Revenue Bonds
due 08/15/21[9]	10,000	9,895
State of Texas General Obligation Unlimited
5.00% due 08/01/21	5,000	5,026
Total Texas		286,860

Colorado - 0.0%
Dawson Ridge Metropolitan District No. 1
due 10/01/22[9]	150,000	149,577

Nevada - 0.0%
Las Vegas Valley Water District General Obligation Limited
5.13% due 06/01/21	120,000	120,923

Virginia - 0.0%
Virginia College Building Authority Revenue Bonds
3.00% due 09/01/21	60,000	60,666
University of Virginia Revenue Bonds
2.00% due 08/01/21	15,000	14,937
Virginia Resources Authority Revenue Bonds
5.00% due 11/01/21	5,000	5,090
Montgomery County Economic Development Authority Revenue Bonds
4.71% due 06/01/21	5,000	4,985
Total Virginia		85,678

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Pennsylvania - 0.0%
Lancaster County Hospital Authority Revenue Bonds
4.00% due 01/01/22	25,000	$25,693
4.13% due 01/01/22	20,000	20,381
Central Bucks School District General Obligation Limited
5.10% due 05/15/21	15,000	14,932
County of Montgomery Pennsylvania General Obligation Unlimited
5.20% due 04/01/21	15,000	14,850
City of Erie Pennsylvania General Obligation Unlimited
due 11/15/22[9]	5,000	4,926
Total Pennsylvania		80,782

Connecticut - 0.0%
Connecticut State Health & Educational Facilities Authority Revenue Bonds
5.00% due 07/01/21	55,000	55,595
4.13% due 07/01/21	10,000	9,994
4.00% due 07/01/21	10,000	9,991
Total Connecticut		75,580

New Jersey - 0.0%
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.25% due 07/01/21	35,000	35,327
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00% due 06/15/21	20,000	19,989
New Jersey Economic Development Authority Revenue Bonds
due 07/01/21[9]	10,000	9,892
Total New Jersey		65,208

North Carolina - 0.0%
County of New Hanover North Carolina Revenue Bonds
4.00% due 10/01/21	50,000	50,906
Inlivian Revenue Bonds
6.00% due 12/01/21	5,000	5,126
Total North Carolina		56,032

Kansas - 0.0%
City of Wichita Kansas Water & Sewer Utility Revenue Bonds
5.00% due 10/01/21	50,000	51,162

Washington - 0.0%
Seattle Housing Authority Revenue Bonds
2.88% due 12/01/21	50,000	50,892

Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
4.00% due 07/01/22	30,000	31,425
County of Frederick Maryland General Obligation Unlimited
3.50% due 08/01/21	10,000	10,006
Total Maryland		41,431

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Arizona - 0.0%
Industrial Development Authority of the County of Pima Revenue Bonds
8.25% due 06/01/21	30,000	$30,376
City of Mesa Arizona Excise Tax Revenue Bonds
5.00% due 07/01/22	5,000	5,249
Total Arizona		35,625

Ohio - 0.0%
Greater Cleveland Regional Transit Authority Revenue Bonds
5.00% due 12/01/21	20,000	20,423
Ohio Higher Educational Facility Commission Revenue Bonds
5.00% due 01/01/22	5,000	5,131
4.00% due 01/01/22	5,000	5,089
Total Ohio		30,643

Michigan - 0.0%
Michigan Finance Authority Revenue Bonds
5.00% due 12/01/21	25,000	25,554
Hudsonville Public Schools General Obligation Unlimited
5.00% due 05/01/21	5,000	4,968
Total Michigan		30,522

Illinois - 0.0%
City of Moline Illinois General Obligation Unlimited
5.20% due 06/01/21	10,000	9,978
Boone McHenry & DeKalb Counties Community Unit School District 100 General Obligation Unlimited
due 12/01/21[9]	10,000	9,881
Illinois Finance Authority Revenue Bonds
4.00% due 05/15/22	5,000	5,152
Total Illinois		25,011

Massachusetts - 0.0%
Commonwealth of Massachusetts Transportation Fund Revenue Bonds
4.00% due 06/01/21	15,000	14,941
Massachusetts Development Finance Agency Revenue Bonds
5.25% due 04/01/21	10,000	9,900
Total Massachusetts		24,841

Oregon - 0.0%
Oregon State Lottery Revenue Bonds
5.25% due 04/01/21	15,000	14,850

Florida - 0.0%
Capital Trust Agency, Inc. Revenue Bonds
4.38% due 12/01/22	10,000	11,057

Puerto Rico - 0.0%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/22	10,000	10,517

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Missouri - 0.0%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds
5.00% due 11/15/21	5,000	$5,100

South Carolina - 0.0%
South Carolina Jobs-Economic Development Authority Revenue Bonds
6.00% due 08/01/21	5,000	5,044

Utah - 0.0%
Intermountain Power Agency Revenue Bonds
5.00% due 07/01/21	5,000	4,997
Total Municipal Bonds
(Cost $9,180,921)		9,170,737

U.S. TREASURY BILLS†† - 0.0%
U.S. Treasury Bills
0.06% due 04/08/21[11]	100,000	100,000
Total U.S. Treasury Bills
(Cost $99,999)		100,000

COMMERCIAL PAPER†† - 1.4%
Mondelez International, Inc.
0.10% due 04/06/21[3,11]	10,000,000	9,999,833
McCormick & Co., Inc.
0.10% due 04/01/21[3,11]	2,000,000	2,000,000
Total Commercial Paper
(Cost $11,999,833)		11,999,833

Total Investments - 101.9%
(Cost $903,271,018)		$903,075,410
Other Assets & Liabilities, net - (1.9)%		(16,675,656)
Total Net Assets - 100.0%		$886,399,754

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly	03/16/31	$4,500,000	$52,441	$334	$52,107

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	0.37% (1 Month USD LIBOR + 0.26%)	At Maturity	04/30/21	97,450	$11,092,734	$351,795
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	0.39% (1 Month USD LIBOR + 0.28%)	At Maturity	04/19/21	83,100	9,459,273	284,202
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	0.36% (1 Month USD LIBOR + 0.25%)	At Maturity	04/21/21	62,500	7,114,375	223,750
BNP Paribas	iShares Core S&P 500 ETF	0.29% (3 Month USD LIBOR + 0.09%)	At Maturity	05/12/21	100,000	39,782,000	(610,000)
						$67,448,382	$249,747

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
UBS AG	2,724,000,000	JPY	04/12/21	$26,174,690	$24,602,950	$1,571,740
UBS AG	81,991,800	ILS	04/30/21	25,355,939	24,555,839	800,100
Goldman Sachs International	17,110,000	EUR	07/09/21	20,890,625	20,104,829	785,796
Goldman Sachs International	75,210,000	BRL	04/01/21	14,025,369	13,372,093	653,276
JPMorgan Chase Bank, N.A.	9,900,000	BRL	07/01/21	2,372,110	1,749,217	622,893
Morgan Stanley Capital Services LLC	55,390,000	BRL	04/01/21	10,422,234	9,848,162	574,072
Citibank, N.A.	8,240,000	BRL	07/01/21	1,997,144	1,455,913	541,231
Citibank, N.A.	14,125,000	EUR	04/08/21	17,003,166	16,564,126	439,040
Citibank, N.A.	464,232,000	JPY	07/01/21	4,571,103	4,196,180	374,923
Barclays Bank plc	429,214,500	JPY	07/01/21	4,219,983	3,879,657	340,326
JPMorgan Chase Bank, N.A.	217,500,000	JPY	04/19/21	2,100,509	1,964,594	135,915
Citibank, N.A.	1,410,000	EUR	07/16/21	1,713,315	1,657,061	56,254
Goldman Sachs International	860,000	BRL	07/01/21	201,476	151,952	49,524
UBS AG	137,000,000	MXN	04/08/21	6,747,389	6,701,218	46,171
Barclays Bank plc	200,600,400	CZK	04/19/22	9,076,214	9,072,557	3,657
Barclays Bank plc	8,523,623	ILS	08/01/22	2,581,743	2,578,398	3,345
Barclays Bank plc	179,895,000	HUF	04/21/21	583,509	582,852	657
Barclays Bank plc	200,400	CZK	04/19/21	9,076	9,014	62
Barclays Bank plc	63,277	ILS	08/02/21	18,856	18,994	(138)
Bank of America, N.A.	643,550	ILS	01/31/22	190,795	193,983	(3,188)
Bank of America, N.A.	3,949,100	ILS	04/30/21	1,169,117	1,182,721	(13,604)
Citibank, N.A.	4,100,600	ILS	04/30/21	1,211,792	1,228,095	(16,303)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Goldman Sachs International	3,270,500	ILS	01/31/22	$968,615	$985,814	$(17,199)
Goldman Sachs International	4,191,500	ILS	04/30/21	1,227,224	1,255,319	(28,095)
Goldman Sachs International	2,216,500	EUR	07/30/21	2,574,742	2,605,705	(30,963)
JPMorgan Chase Bank, N.A.	2,407,925	EUR	07/30/21	2,779,155	2,830,743	(51,588)
UBS AG	84,280,000	MXN	05/06/21	4,040,290	4,110,107	(69,817)
JPMorgan Chase Bank, N.A.	11,400,000	CAD	04/15/21	8,980,961	9,073,621	(92,660)
UBS AG	12,110,000	CAD	04/07/21	9,544,377	9,638,544	(94,167)
Barclays Bank plc	25,000,000	CAD	04/21/21	19,600,463	19,898,582	(298,119)
						$6,283,141

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Barclays Bank plc	8,523,623	ILS	08/01/22	$2,345,521	$2,578,398	$232,877
Goldman Sachs International	4,624,425	EUR	07/30/21	5,306,527	5,436,448	129,921
Goldman Sachs International	6,120,600	ILS	04/30/21	1,707,090	1,833,067	125,977
JPMorgan Chase Bank, N.A.	6,120,600	ILS	04/30/21	1,724,598	1,833,067	108,469
Goldman Sachs International	3,914,050	ILS	01/31/22	1,086,030	1,179,798	93,768
UBS AG	137,000,000	MXN	04/08/21	6,659,648	6,701,218	41,570
JPMorgan Chase Bank, N.A.	12,110,000	CAD	04/07/21	9,601,982	9,638,544	36,562
Barclays Bank plc	63,277	ILS	07/30/21	17,340	18,993	1,653
Citibank, N.A.	179,895,000	HUF	04/21/21	611,285	582,852	(28,433)
UBS AG	217,500,000	JPY	04/19/21	1,994,150	1,964,594	(29,556)
Citibank, N.A.	37,000,000	BRL	04/01/21	6,623,346	6,578,479	(44,867)
JPMorgan Chase Bank, N.A.	41,600,000	BRL	04/01/21	7,463,223	7,396,345	(66,878)
Morgan Stanley Capital Services LLC	52,000,000	BRL	04/01/21	9,331,204	9,245,431	(85,773)
JPMorgan Chase Bank, N.A.	6,365,000	BRL	07/01/21	1,233,528	1,124,623	(108,905)
Citibank, N.A.	12,635,000	BRL	07/01/21	2,423,071	2,232,460	(190,611)
JPMorgan Chase Bank, N.A.	2,724,000,000	JPY	04/12/21	24,968,194	24,602,950	(365,244)
JPMorgan Chase Bank, N.A.	893,446,500	JPY	07/01/21	8,723,786	8,075,837	(647,949)
						$(797,419)

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as interest rate swap collateral at March 31, 2021.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $431,303,946 (cost $430,370,964), or 48.7% of total net assets.

[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $15,660,331 (cost $15,643,452), or 1.8% of total net assets — See Note 8.

[7]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2021. See table below for additional step information for each security.

[8]	Security is an interest-only strip.
[9]	Zero coupon rate security.
[10]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2021.

[11]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
EUR — Euro
HUF — Hungarian Forint
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$67,448,382	$—	$—	$67,448,382
Money Market Fund	46,240,865	—	—	46,240,865
Corporate Bonds	—	273,549,362	—	273,549,362
Asset-Backed Securities	—	229,564,266	26,250,000	255,814,266
Collateralized Mortgage Obligations	—	101,988,665	7,069,214	109,057,879
Foreign Government Debt	—	106,877,661	—	106,877,661
Senior Floating Rate Interests	—	22,365,228	451,197	22,816,425
Municipal Bonds	—	9,170,737	—	9,170,737
U.S. Treasury Bills	—	100,000	—	100,000
Commercial Paper	—	11,999,833	—	11,999,833
Interest Rate Swap Agreements**	—	52,107	—	52,107
Forward Foreign Currency Exchange Contracts**	—	7,769,779	—	7,769,779
Fixed Income Index Swap Agreements**	—	859,747	—	859,747
Total Assets	$113,689,247	$764,297,385	$33,770,411	$911,757,043

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$2,284,057	$—	$2,284,057
Fixed Income Index Swap Agreements**	—	610,000	—	610,000
Total Liabilities	$—	$2,894,057	$—	$2,894,057

**	This derivative is reported as unrealized appreciation/depreciation at period end.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
ULTRA SHORT DURATION FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$21,050,000	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	5,200,000	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	3,998,845	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	3,070,369	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	451,197	Third Party Pricing	Broker Quote	—	—
Total Assets	$33,770,411

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had securities with a total value of $1,000,000 transfer into Level 3 from Level 2 due to lack of observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
ULTRA SHORT DURATION FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Senior Floating Rate Interests	Total Assets
Beginning Balance	$15,400,000	$4,875,837	$—	$20,275,837
Purchases/(Receipts)	17,150,000	7,071,935	494,000	24,715,935
(Sales, maturities and paydowns)/Fundings	(7,300,000)	(4,835,657)	(45,965)	(12,181,622)
Amortization of premiums/discounts	—	(199)	1,048	849
Total realized gains (losses) included in earnings	—	(3)	—	(3)
Total change in unrealized appreciation (depreciation) included in earnings	—	(42,699)	2,114	(40,585)
Transfers into Level 3	1,000,000	—	—	1,000,000
Transfers out of Level 3	—	—	—	—
Ending Balance	$26,250,000	$7,069,214	$451,197	$33,770,411
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$—	$782	$2,114	$2,896

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
ULTRA SHORT DURATION FUND

March 31, 2021

Assets:
Investments, at value (cost $903,271,018)	$903,075,410
Segregated cash with broker	370,000
Unamortized upfront premiums paid on interest rate swap agreements	334
Unrealized appreciation on OTC swap agreements	859,747
Unrealized appreciation on forward foreign currency exchange contracts	7,769,779
Prepaid expenses	71,715
Receivables:
Fund shares sold	2,776,636
Interest	1,835,011
Securities sold	356,498
Variation margin on interest rate swap agreements	6,159
Foreign tax reclaims	2,154
Dividends	1,452
Total assets	917,124,895

Liabilities:
Overdraft due to custodian bank	103,103
Segregated cash due to broker	4,120,354
Unrealized depreciation on OTC swap agreements	610,000
Unrealized depreciation on forward foreign currency exchange contracts	2,284,057
Payable for:
Securities purchased	$17,878,688
Fund shares redeemed	5,245,196
Management fees	181,233
Swap settlement	110,795
Distributions to shareholders	89,614
Fund accounting/administration fees	29,863
Distribution and service fees	21,936
Transfer agent/maintenance fees	7,235
Due to Investment Adviser	3,903
Trustees’ fees*	619
Miscellaneous	38,545
Total liabilities	30,725,141
Net assets	$886,399,754

Net assets consist of:
Paid in capital	$885,585,680
Total distributable earnings (loss)	814,074
Net assets	$886,399,754

A-Class:
Net assets	$106,928,239
Capital shares outstanding	10,729,291
Net asset value per share	$9.97

Institutional Class:
Net assets	$779,471,515
Capital shares outstanding	78,229,011
Net asset value per share	$9.96

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

STATEMENT OF OPERATIONS (Unaudited)
ULTRA SHORT DURATION FUND

Six Months Ended March 31, 2021

Investment Income:
Dividends	$628,406
Interest	3,875,252
Total investment income	4,503,658

Expenses:
Management fees	940,183
Distribution and service fees:
A-Class	108,661
Transfer agent/maintenance fees:
A-Class	16,998
Institutional Class	35,749
Fund accounting/administration fees	117,327
Professional fees	42,129
Line of credit fees	16,444
Trustees’ fees*	14,703
Custodian fees	13,824
Miscellaneous	42,588
Recoupment of previously waived fees:
A-Class	1,375
Institutional Class	36,256
Total expenses	1,386,237
Less:
Expenses reimbursed by Adviser:
A-Class	(9,919)
Institutional Class	(6,238)
Expenses waived by Adviser	(4,287)
Earnings credits applied	(1,122)
Total waived/reimbursed expenses	(21,566)
Net expenses	1,364,671
Net investment income	3,138,987

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,484,048
Investments sold short	(3,726)
Swap agreements	(691,117)
Futures contracts	30,413
Forward foreign currency exchange contracts	(4,217,849)
Foreign currency transactions	333,672
Net realized loss	(2,064,559)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,399,841)
Swap agreements	(43,442)
Futures contracts	1,125
Forward foreign currency exchange contracts	3,052,010
Foreign currency translations	(6,693)
Net change in unrealized appreciation (depreciation)	1,603,159
Net realized and unrealized loss	(461,400)
Net increase in net assets resulting from operations	$2,677,587

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,138,987	$7,149,226
Net realized loss on investments	(2,064,559)	(109,299)
Net change in unrealized appreciation (depreciation) on investments	1,603,159	3,824,596
Net increase in net assets resulting from operations	2,677,587	10,864,523

Distributions to shareholders:
A-Class	(341,019)	(703,568)
Institutional Class	(3,414,272)	(7,411,376)
Total distributions to shareholders	(3,755,291)	(8,114,944)

Capital share transactions:
Proceeds from sale of shares
A-Class	87,810,701	98,280,201
Institutional Class	700,399,676	611,120,446
Distributions reinvested
A-Class	337,776	698,604
Institutional Class	2,989,809	6,175,476
Cost of shares redeemed
A-Class	(44,032,388)	(67,169,591)
Institutional Class	(363,340,432)	(603,110,371)
Net increase from capital share transactions	384,165,142	45,994,765
Net increase in net assets	383,087,438	48,744,344

Net assets:
Beginning of period	503,312,316	454,567,972
End of period	$886,399,754	$503,312,316

Capital share activity:
Shares sold
A-Class	8,798,842	9,879,376
Institutional Class	70,205,000	61,791,120
Shares issued from reinvestment of distributions
A-Class	33,854	70,360
Institutional Class	299,786	622,640
Shares redeemed
A-Class	(4,411,780)	(6,767,628)
Institutional Class	(36,420,650)	(60,780,621)
Net increase in shares	38,505,052	4,815,247

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[b]
Per Share Data
Net asset value, beginning of period	$9.98	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.03	.12	.17
Net gain (loss) on investments (realized and unrealized)	—	.03	.02 [j]
Total from investment operations	.03	.15	.19
Less distributions from:
Net investment income	(.04)	(.14)	(.21)
Net realized gains	—	—	(.01)
Total distributions	(.04)	(.14)	(.22)
Net asset value, end of period	$9.97	$9.98	$9.97

Total Return	0.30%	1.52%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,928	$62,956	$31,154
Ratios to average net assets:
Net investment income (loss)	0.62%	1.20%	2.05%
Total expenses[f]	0.61%	0.65%	0.61%
Net expenses[g,h,i]	0.58%	0.61%	0.58%
Portfolio turnover rate	46%	129%	55%

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019[e]	Year Ended Sept. 30, 2018[e]	Year Ended Sept. 30, 2017[e]	Year Ended Sept. 30, 2016[e]
Per Share Data
Net asset value, beginning of period	$9.98	$9.96	$10.01	$10.04	$9.99	$9.95
Income (loss) from investment operations:
Net investment income (loss)[c]	.04	.15	.28	.24	.17	.14
Net gain (loss) on investments (realized and unrealized)	(.01)	.04	(.04)	—	.06	.04
Total from investment operations	.03	.19	.24	.24	.23	.18
Less distributions from:
Net investment income	(.05)	(.17)	(.28)	(.27)	(.18)	(.14)
Net realized gains	—	—	(.01)	— [d]	—	—
Total distributions	(.05)	(.17)	(.29)	(.27)	(.18)	(.14)
Net asset value, end of period	$9.96	$9.98	$9.96	$10.01	$10.04	$9.99

Total Return	0.32%	1.88%	2.37%	2.48%	2.24%	1.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$779,472	$440,356	$423,414	$356,128	$426,592	$407,371
Ratios to average net assets:
Net investment income (loss)	0.86%	1.47%	2.54%	2.44%	1.73%	1.37%
Total expenses[f]	0.34%	0.38%	0.30%	0.07%	0.08%	0.07%
Net expenses[g,h,i]	0.33%	0.36%	0.29%	0.07%	0.08%	0.07%
Portfolio turnover rate	46%	129%	55%	74%	65%	66%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Distributions from realized gains are less than $0.01 per share.
[e]

The per share data for the years ended September 30, 2016 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I.

[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[h]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19
A-Class	0.00%*	0.00%*	—
Institutional Class	0.01%	0.00%*	0.00%*

*	Less than 0.01%

[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.58%	0.58%	0.58%	N/A	N/A	N/A
Institutional Class	0.33%	0.33%	0.29%	0.07%	0.08%	0.07%

[j]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At March 31, 2021, only A-Class and Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Income	$—	$10,539,604

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$516,119	$55,749,704

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$—	$750,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$61,321,910	$232,687,641

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
$911,854	$7,769,779	$8,681,633

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
$610,000	$2,284,057	$2,894,057

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$30,413	$(697,921)	$6,804	$(4,217,849)	$(4,878,553)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$1,125	$(43,442)	$—	$3,052,010	$3,009,693

In conjunction with the use of short sales and derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Fixed income index swap agreements	$859,747	$—	$859,747	$(610,000)	$(80,000)	$169,747
Forward foreign currency exchange contracts	7,769,779	—	7,769,779	(1,837,880)	(3,474,624)	2,457,275

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Fixed income index swap agreements	$610,000	$—	$610,000	$(610,000)	$—	$—
Forward foreign currency exchange contracts	2,284,057	—	2,284,057	(1,837,880)	(370,000)	76,177

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$370,000
BNP Paribas	Total return swap agreements	—	80,000
BofA Securities, Inc.	Interest rate swap agreements	—	354
Citibank N.A.	Forward foreign currency exchange contracts	—	940,000
Goldman Sachs International	Forward foreign currency exchange contracts	—	2,060,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	370,000	—
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	—	670,000
		370,000	4,120,354

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted a Distribution Plan related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.58%	11/30/18	02/01/22
Institutional Class	0.33%	11/30/18	02/01/22

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	2024	Total
A-Class	$—	$—	$16,978	$10,447	$27,425
Institutional Class	—	—	42,338	9,997	52,335

For the period ended March 31, 2021, GI recouped $37,631 from the Fund.

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At March 31, 2021, GI and its affiliates owned 39% of the outstanding shares of the Fund.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$903,271,018	$10,896,963	$(5,304,995)	$5,591,968

Note 7 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$454,915,661	$191,588,320

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of government securities, were as follows:

Purchases	Sales
$5,173,208	$31,652,396

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$24,662,329	$—	$—

Note 8 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	$390,270	$399,114
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	3,068,435	3,070,369
LSTAR Securities Investment Ltd.
2021-2, 1.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	1,450,000	1,448,997
LSTAR Securities Investment Ltd.
2021-1, 1.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	2,634,747	2,641,851
Station Place Securitization Trust
2020-5, 0.92% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	8,100,000	8,100,000
		$15,643,452	$15,660,331

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

Note 10 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 11 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Limited Duration Fund

GuggenheimInvestments.com	LD-SEMI-0321x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LIMITED DURATION FUND	8
NOTES TO FINANCIAL STATEMENTS	39
OTHER INFORMATION	53
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	54
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	59

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (the “Fund”) for the semi-annual period ended March 31, 2021.

The Investment Manager is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2021

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the yield on the two-year U.S. Treasury Note rose 3 basis points1 to 0.16% from 0.13%, and the 10-year U.S. Treasury Note climbed 105 basis points to 1.74% from 0.69%. The spread between the two-year U.S. Treasury Note and 10-year U.S. Treasury Note widened from 56 basis points to 158 basis points as investors repositioned in response to fears of inflationary pressure, which the Federal Reserve (the “Fed”) regards as a transitory, short-term phenomenon. Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

For the six-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Basis point – one basis point is equal to 0.01%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays U.S. Aggregate 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.74%	0.45%	$ 1,000.00	$ 1,004.50	$ 3.70
C-Class	1.49%	0.08%	1,000.00	1,000.80	7.43
P-Class	0.74%	0.45%	1,000.00	1,004.50	3.70
Institutional Class	0.49%	0.57%	1,000.00	1,005.70	2.45
R6-Class	0.49%	0.57%	1,000.00	1,005.70	2.45

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.74%	5.00%	$ 1,000.00	$ 1,021.24	$ 3.73
C-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
P-Class	0.74%	5.00%	1,000.00	1,021.24	3.73
Institutional Class	0.49%	5.00%	1,000.00	1,022.49	2.47
R6-Class	0.49%	5.00%	1,000.00	1,022.49	2.47

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.74%, 1.48%, 0.74%, 0.49% and 0.49% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	24.3%
AA	9.6%
A	19.9%
BBB	23.1%
BB	6.4%
B	3.4%
CCC	0.5%
CC	0.1%
NR2	3.5%
Other Instruments	9.2%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
iShares Core U.S. Aggregate Bond ETF	3.5%
State of Israel, 1.00%	2.6%
Shackleton CLO Ltd., 1.14%	1.3%
Station Place Securitization Trust, 0.92%	1.1%
Boeing Co., 4.88%	1.1%
Czech Republic, 0.10%	1.0%
Diamond CLO Ltd., 1.40%	0.9%
CSMC Trust, 1.67%	0.9%
Kingdom of Spain, (0.51)%	0.8%
Oak Street Investment Grade Net Lease Fund Series, 1.85%	0.8%
Top Ten Total	14.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	6 Month†	1 Year	5 Year	Inception (12/16/13)
A-Class Shares	0.45%	6.38%	3.24%	2.73%
A-Class Shares with sales charge‡	(1.82%)	3.99%	2.77%	2.40%
C-Class Shares	0.08%	5.55%	2.47%	1.96%
C-Class Shares with CDSC§	(0.92%)	4.55%	2.47%	1.96%
Institutional Class Shares	0.57%	6.60%	3.50%	2.99%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index	0.15%	1.19%	1.96%	1.68%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	0.45%	6.38%	3.24%	2.75%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index	0.15%	1.19%	1.96%	1.83%

	6 Month†	1 Year	Since Inception (03/13/19)
R6-Class Shares	0.57%	6.65%	3.98%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index	0.15%	1.19%	3.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate 1-3 Year Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021
LIMITED DURATION FUND

	Shares	Value
COMMON STOCKS† - 0.2%

Financial - 0.2%
KKR Acquisition Holdings I Corp.*	820,948	$8,217,689
RXR Acquisition Corp.*	165,463	1,629,811
MSD Acquisition Corp.*	136,871	1,389,241
Soaring Eagle Acquisition Corp.*	98,317	994,968
Colicity, Inc.*	33,744	340,814
Total Financial		12,572,523

Total Common Stocks
(Cost $12,550,612)		12,572,523

PREFERRED STOCKS†† - 0.1%
Financial - 0.1%
American Financial Group, Inc., 4.50% due 09/15/60	113,600	3,011,536
First Republic Bank, 4.13%	69,600	1,740,000
Total Financial		4,751,536

Total Preferred Stocks
(Cost $4,580,000)		4,751,536

EXCHANGE-TRADED FUNDS† - 3.5%
iShares Core U.S. Aggregate Bond ETF	1,526,500	173,761,495
Total Exchange-Traded Funds
(Cost $180,013,520)		173,761,495

MUTUAL FUNDS† - 1.8%
Guggenheim Strategy Fund III[1]	1,186,951	29,839,957
Guggenheim Strategy Fund II1	1,187,278	29,658,216
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,919,361	29,076,836
Total Mutual Funds
(Cost $87,057,622)		88,575,009

MONEY MARKET FUND† - 3.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	190,564,399	190,564,399
Total Money Market Fund
(Cost $190,564,399)		190,564,399

	Face Amount~
CORPORATE BONDS†† - 36.8%
Financial - 13.5%
Wells Fargo & Co.
2.88% due 10/30/30[3]	25,000,000	25,735,395
3.90%[3,4]	11,150,000	11,260,385
2.57% due 02/11/31[3]	2,240,000	2,257,070
Santander UK plc
0.81% (3 Month USD LIBOR + 0.62%) due 06/01/21[5]	30,740,000	30,770,429
American International Group, Inc.
2.50% due 06/30/25	26,630,000	27,930,055
Equitable Financial Life Global Funding
1.40% due 07/07/25[6]	15,000,000	14,986,091
1.80% due 03/08/28[6]	12,000,000	11,724,725
BNP Paribas S.A.
1.32% due 01/13/27[3,6]	21,350,000	20,870,839
2.22% due 06/09/26[3,6]	400,000	410,066
Citizens Bank North America/Providence RI
2.25% due 04/28/25	20,000,000	20,744,432
Bank of America Corp.
2.59% due 04/29/31[3]	19,650,000	19,584,822
Reliance Standard Life Global Funding II
2.75% due 05/07/25[6]	17,890,000	18,774,842
Barclays Bank plc
1.70% due 05/12/22	18,450,000	18,704,597
Credit Agricole S.A.
1.25% due 01/26/27[3,6]	17,950,000	17,548,098
1.91% due 06/16/26[3,6]	400,000	405,389
Intercontinental Exchange, Inc.
0.83% (3 Month USD LIBOR + 0.65%) due 06/15/23[5]	17,100,000	17,114,330
Credit Suisse Group AG
1.31% due 02/02/27[3,6]	15,000,000	14,523,574
4.28% due 01/09/28[6]	2,000,000	2,197,726
2.59% due 09/11/25[3,6]	250,000	259,222
Mitsubishi UFJ Financial Group, Inc.
0.87% (3 Month USD LIBOR + 0.65%) due 07/26/21[5]	11,450,000	11,471,585
1.24% (3 Month USD LIBOR + 1.06%) due 09/13/21[5]	5,068,000	5,089,372
Citibank North America
0.79% (3 Month USD LIBOR + 0.57%) due 07/23/21[5]	16,390,000	16,410,117
Cooperatieve Rabobank UA
1.34% due 06/24/26[3,6]	15,000,000	14,868,399
Svenska Handelsbanken AB
0.65% (3 Month USD LIBOR + 0.47%) due 05/24/21[5]	13,500,000	13,509,892
3.35% due 05/24/21	1,179,000	1,184,044
Regions Financial Corp.
2.25% due 05/18/25	14,000,000	14,521,688
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[6]	11,450,000	13,083,228
Citigroup, Inc.
2.57% due 06/03/31[3]	12,850,000	12,830,663
American Tower Corp.
1.60% due 04/15/26	12,500,000	12,522,762
Deloitte LLP
4.35% due 11/17/23†††	7,300,000	7,729,502
3.46% due 05/07/27†††	4,500,000	4,611,710
Lincoln National Corp.
3.40% due 01/15/31	11,590,000	12,334,366
BlackRock, Inc.
1.90% due 01/28/31	12,600,000	12,177,394
Iron Mountain, Inc.
4.88% due 09/15/27[6]	7,360,000	7,530,200
5.00% due 07/15/28[6]	4,175,000	4,268,937

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Standard Chartered plc
1.32% due 10/14/23[3,6]	10,150,000	$10,214,452
4.25% due 01/20/23[3,6]	500,000	513,987
Societe Generale S.A.
1.49% due 12/14/26[3,6]	10,500,000	10,314,561
3.88% due 03/28/24[6]	350,000	377,463
Apollo Management Holdings, LP
4.40% due 05/27/26[6]	7,115,000	8,031,723
4.00% due 05/30/24[6]	1,846,000	2,023,314
Essex Portfolio, LP
1.70% due 03/01/28	10,450,000	10,053,167
ING Groep N.V.
1.73% due 04/01/27[3]	9,800,000	9,785,949
Charles Schwab Corp.
5.38%[3,4]	8,650,000	9,588,525
Ares Finance Company LLC
4.00% due 10/08/24[6]	8,967,000	9,555,070
BPCE S.A.
1.65% due 10/06/26[3,6]	9,500,000	9,473,847
First American Financial Corp.
4.00% due 05/15/30	7,860,000	8,491,009
Aviation Capital Group LLC
2.88% due 01/20/22[6]	8,000,000	8,115,806
Markel Corp.
6.00%[3,4]	7,210,000	7,840,875
KKR Group Finance Company VI LLC
3.75% due 07/01/29[6]	7,040,000	7,775,983
Morgan Stanley
2.19% due 04/28/26[3]	7,000,000	7,229,907
3.77% due 01/24/29[3]	361,000	394,628
Goldman Sachs Group, Inc.
3.50% due 04/01/25	6,900,000	7,472,894
GA Global Funding Trust
1.63% due 01/15/26[6]	7,300,000	7,287,410
Prudential plc
3.13% due 04/14/30	6,640,000	6,999,065
SBA Communications Corp.
3.13% due 02/01/29[6]	6,500,000	6,247,475
3.88% due 02/15/27	700,000	715,540
Belrose Funding Trust
2.33% due 08/15/30[6]	7,100,000	6,833,147
LPL Holdings, Inc.
4.00% due 03/15/29[6]	4,450,000	4,483,375
4.63% due 11/15/27[6]	2,000,000	2,075,000
UBS Group AG
2.01% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[5,6]	5,700,000	5,702,524
Fidelity National Financial, Inc.
2.45% due 03/15/31	5,500,000	5,314,569
Fifth Third Bancorp
2.55% due 05/05/27	5,060,000	5,261,236
Manulife Financial Corp.
2.48% due 05/19/27	5,030,000	5,213,540
Westpac Banking Corp.
1.08% (3 Month USD LIBOR + 0.85%) due 01/11/22[5]	5,000,000	5,032,208
MetLife, Inc.
3.85%[3,4]	4,620,000	4,770,150
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	3,500,000	4,131,599
United Wholesale Mortgage LLC
5.50% due 11/15/25[6]	3,880,000	4,044,900
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[6]	4,100,000	3,956,500
Bank of New York Mellon Corp.
4.70%[3,4]	3,010,000	3,261,184
Hunt Companies, Inc.
5.25% due 04/15/29[6]	3,250,000	3,250,000
CNA Financial Corp.
4.50% due 03/01/26	2,298,000	2,595,476
NFP Corp.
7.00% due 05/15/25[6]	2,200,000	2,359,500
Crown Castle International Corp.
3.30% due 07/01/30	2,188,000	2,284,374
Loews Corp.
3.20% due 05/15/30	2,140,000	2,261,865
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,060,000	2,190,952
Equitable Holdings, Inc.
4.35% due 04/20/28	1,700,000	1,902,507
Brookfield Finance, Inc.
3.90% due 01/25/28	1,400,000	1,537,479
CIT Group, Inc.
3.93% due 06/19/24[3]	1,450,000	1,533,375
Mizuho Financial Group, Inc.
1.32% (3 Month USD LIBOR + 1.14%) due 09/13/21[5]	1,500,000	1,507,071
Weyerhaeuser Co.
4.00% due 04/15/30	912,000	1,007,442
Trinity Acquisition plc
4.40% due 03/15/26	881,000	991,263
Old Republic International Corp.
3.88% due 08/26/26	700,000	777,929
Sumitomo Mitsui Financial Group, Inc.
1.36% (3 Month USD LIBOR + 1.14%) due 10/19/21[5]	702,000	706,051
RenaissanceRe Finance, Inc.
3.70% due 04/01/25	400,000	432,152
BBVA USA
3.88% due 04/10/25	150,000	163,831
Greystar Real Estate Partners LLC
5.75% due 12/01/25[6]	150,000	154,125
OneMain Finance Corp.
7.13% due 03/15/26	50,000	57,668
Total Financial		674,241,588

Consumer, Non-cyclical - 5.2%
Anthem, Inc.
1.50% due 03/15/26	29,000,000	29,018,115
Sysco Corp.
5.65% due 04/01/25	20,550,000	23,887,364

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
General Mills, Inc.
0.76% (3 Month USD LIBOR + 0.54%) due 04/16/21[5]	20,750,000	$20,752,810
CoStar Group, Inc.
2.80% due 07/15/30[6]	15,280,000	14,928,443
Lamb Weston Holdings, Inc.
4.63% due 11/01/24[6]	8,818,000	9,150,615
4.88% due 11/01/26[6]	3,750,000	3,881,250
BAT International Finance plc
1.67% due 03/25/26	13,000,000	12,862,548
Molina Healthcare, Inc.
5.38% due 11/15/22	9,500,000	9,961,130
4.38% due 06/15/28[6]	1,725,000	1,774,956
DaVita, Inc.
4.63% due 06/01/30[6]	10,250,000	10,425,787
3.75% due 02/15/31[6]	800,000	766,560
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[6]	11,200,000	10,864,000
Constellation Brands, Inc.
2.88% due 05/01/30	10,500,000	10,721,200
Centene Corp.
2.50% due 03/01/31	5,050,000	4,810,125
5.38% due 06/01/26[6]	3,000,000	3,137,100
3.00% due 10/15/30	2,500,000	2,495,850
Altria Group, Inc.
2.35% due 05/06/25	8,000,000	8,290,031
Anheuser-Busch InBev Worldwide, Inc.
3.50% due 06/01/30	6,550,000	7,077,560
Spectrum Brands, Inc.
5.75% due 07/15/25	6,780,000	6,991,875
McCormick & Company, Inc.
2.50% due 04/15/30	7,000,000	6,977,138
BAT Capital Corp.
4.70% due 04/02/27	4,220,000	4,747,864
3.56% due 08/15/27	2,000,000	2,125,322
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[6]	6,400,000	6,656,000
Kraft Heinz Foods Co.
4.25% due 03/01/31	5,700,000	6,277,332
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	5,350,000	5,715,872
3.05% due 01/15/26	400,000	427,079
Alcon Finance Corp.
2.60% due 05/27/30[6]	5,910,000	5,922,142
US Foods, Inc.
6.25% due 04/15/25[6]	3,750,000	4,020,000
4.75% due 02/15/29[6]	1,700,000	1,700,000
Element Fleet Management Corp.
1.60% due 04/06/24[6]	5,050,000	5,044,092
Royalty Pharma plc
1.75% due 09/02/27[6]	5,150,000	4,998,206
Thermo Fisher Scientific, Inc.
4.13% due 03/25/25	4,200,000	4,662,240
ADT Security Corp.
3.50% due 07/15/22	3,096,000	3,142,440
Bunge Limited Finance Corp.
1.63% due 08/17/25	1,900,000	1,900,064
Hologic, Inc.
3.25% due 02/15/29[6]	1,550,000	1,530,625
Avantor Funding, Inc.
4.63% due 07/15/28[6]	1,050,000	1,096,578
Service Corporation International
3.38% due 08/15/30	750,000	732,037
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[6]	149,000	149,031
Carriage Services, Inc.
6.63% due 06/01/26[6]	100,000	105,000
Tenet Healthcare Corp.
7.50% due 04/01/25[6]	75,000	80,975
Total Consumer, Non-cyclical		259,807,356

Industrial - 4.9%
Boeing Co.
4.88% due 05/01/25	50,000,000	55,652,710
2.20% due 02/04/26	10,450,000	10,413,213
Siemens Financieringsmaatschappij N.V.
0.80% (3 Month USD LIBOR + 0.61%) due 03/16/22[5,6]	20,410,000	20,529,360
Berry Global, Inc.
1.57% due 01/15/26[6]	11,750,000	11,568,345
4.88% due 07/15/26[6]	5,165,000	5,465,371
FedEx Corp.
3.80% due 05/15/25	9,100,000	9,998,283
4.25% due 05/15/30	4,350,000	4,936,118
CNH Industrial Capital LLC
1.95% due 07/02/23	9,600,000	9,857,582
1.88% due 01/15/26	4,960,000	5,018,789
Ryder System, Inc.
3.35% due 09/01/25	10,600,000	11,443,581
3.75% due 06/09/23	1,350,000	1,438,733
Graphic Packaging International LLC
1.51% due 04/15/26[6]	6,500,000	6,451,882
0.82% due 04/15/24[6]	6,250,000	6,231,509
Silgan Holdings, Inc.
1.40% due 04/01/26[6]	12,600,000	12,332,250
Teledyne Technologies, Inc.
2.25% due 04/01/28	12,000,000	11,933,076
Vontier Corp.
1.80% due 04/01/26[6]	7,050,000	7,013,199
2.40% due 04/01/28[6]	3,900,000	3,831,711
Standard Industries, Inc.
5.00% due 02/15/27[6]	7,010,000	7,307,925
4.75% due 01/15/28[6]	2,671,000	2,768,759
BAE Systems plc
3.40% due 04/15/30[6]	6,950,000	7,372,147
Owens Corning
3.88% due 06/01/30	5,910,000	6,440,094
GATX Corp.
3.85% due 03/30/27	2,900,000	3,193,231
4.00% due 06/30/30	2,550,000	2,806,410
3.50% due 03/15/28	200,000	215,959

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
IDEX Corp.
3.00% due 05/01/30	4,100,000	$4,223,131
Penske Truck Leasing Company LP / PTL Finance Corp.
4.45% due 01/29/26[6]	2,475,000	2,771,156
4.20% due 04/01/27[6]	500,000	559,298
Textron, Inc.
2.45% due 03/15/31	3,250,000	3,144,884
Hardwood Funding LLC
2.37% due 06/07/28†††	3,000,000	2,928,945
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[6]	2,500,000	2,493,750
Howmet Aerospace, Inc.
6.88% due 05/01/25	1,900,000	2,201,625
Xylem, Inc.
1.95% due 01/30/28	2,050,000	2,045,056
National Basketball Association
2.51% due 12/16/24†††	1,900,000	1,943,652
PGT Innovations, Inc.
6.75% due 08/01/26[6]	200,000	212,500
EnerSys
5.00% due 04/30/23[6]	175,000	183,313
Amsted Industries, Inc.
4.63% due 05/15/30[6]	100,000	101,250
Total Industrial		247,028,797

Communications - 3.6%
ViacomCBS, Inc.
4.95% due 01/15/31	13,560,000	16,028,629
4.75% due 05/15/25	6,860,000	7,755,522
4.20% due 05/19/32	4,100,000	4,595,741
Verizon Communications, Inc.
2.10% due 03/22/28	22,600,000	22,717,266
3.00% due 03/22/27	2,100,000	2,244,867
NTT Finance Corp.
1.59% due 04/03/28[6]	24,000,000	23,413,073
Level 3 Financing, Inc.
3.63% due 01/15/29[6]	5,400,000	5,231,250
5.25% due 03/15/26	3,991,000	4,110,730
4.25% due 07/01/28[6]	2,775,000	2,806,385
3.75% due 07/15/29[6]	2,150,000	2,104,097
Walt Disney Co.
2.65% due 01/13/31[7]	12,720,000	12,932,382
T-Mobile USA, Inc.
3.50% due 04/15/25[6]	5,000,000	5,397,050
2.63% due 04/15/26	3,200,000	3,256,000
2.25% due 02/15/26	3,150,000	3,172,649
3.88% due 04/15/30[6]	540,000	588,454
Sirius XM Radio, Inc.
4.63% due 07/15/24[6]	6,620,000	6,819,262
3.88% due 08/01/22[6]	3,527,000	3,540,226
5.38% due 07/15/26[6]	1,900,000	1,961,750
5.50% due 07/01/29[6]	75,000	81,094
Ziggo BV
4.88% due 01/15/30[6]	10,800,000	11,039,058
AT&T, Inc.
2.30% due 06/01/27	9,000,000	9,193,119
Netflix, Inc.
5.50% due 02/15/22	8,400,000	8,736,000
Altice France S.A.
7.38% due 05/01/26[6]	5,385,000	5,600,400
Videotron Ltd.
5.00% due 07/15/22	5,350,000	5,564,000
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	3,250,000	3,213,254
Booking Holdings, Inc.
4.50% due 04/13/27	2,500,000	2,899,360
Fox Corp.
3.05% due 04/07/25	1,360,000	1,446,000
3.50% due 04/08/30	1,080,000	1,148,236
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[6]	1,850,000	1,884,465
Thomson Reuters Corp.
3.35% due 05/15/26	1,550,000	1,674,293
CSC Holdings LLC
5.50% due 05/15/26[6]	550,000	567,050
AMC Networks, Inc.
4.75% due 08/01/25	500,000	512,912
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36% due 09/20/21[6]	203,750	205,278
CCO Holdings LLC / CCO Holdings Capital Corp.
5.75% due 02/15/26[6]	85,000	87,699
Match Group Holdings II LLC
4.63% due 06/01/28[6]	75,000	76,632
Total Communications		182,604,183

Technology - 3.0%
HCL America, Inc.
1.38% due 03/10/26[6]	38,700,000	37,985,783
Microchip Technology, Inc.
2.67% due 09/01/23[6]	17,800,000	18,536,644
NetApp, Inc.
2.38% due 06/22/27	17,800,000	18,172,952
Infor, Inc.
1.75% due 07/15/25[6]	13,800,000	13,918,232
1.45% due 07/15/23[6]	1,100,000	1,113,608
Oracle Corp.
2.30% due 03/25/28	12,400,000	12,537,741
Fidelity National Information Services, Inc.
1.65% due 03/01/28	11,000,000	10,736,118
CDK Global, Inc.
5.88% due 06/15/26	7,635,000	7,883,137
Citrix Systems, Inc.
1.25% due 03/01/26	7,250,000	7,124,050
MSCI, Inc.
3.88% due 02/15/31[6]	6,796,000	6,944,153
Broadcom, Inc.
4.15% due 11/15/30	5,790,000	6,256,117

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~		Value
NCR Corp.
5.13% due 04/15/29[6]		2,850,000	$2,882,291
Qorvo, Inc.
4.38% due 10/15/29		1,380,000	1,473,164
3.38% due 04/01/31[6]		1,200,000	1,175,868
Twilio, Inc.
3.63% due 03/15/29		2,600,000	2,632,058
Leidos, Inc.
3.63% due 05/15/25[6]		1,950,000	2,115,746
CDW LLC / CDW Finance Corp.
3.25% due 02/15/29		810,000	799,875
Entegris, Inc.
4.38% due 04/15/28[6]		100,000	103,115
Total Technology			152,390,652

Consumer, Cyclical - 3.0%
Marriott International, Inc.
4.63% due 06/15/30		7,320,000	8,183,442
5.75% due 05/01/25		6,610,000	7,582,277
2.13% due 10/03/22		2,345,000	2,379,315
Walgreens Boots Alliance, Inc.
3.20% due 04/15/30		13,950,000	14,476,572
Delta Air Lines, Inc.
7.00% due 05/01/25[6]		12,550,000	14,452,039
Starbucks Corp.
2.55% due 11/15/30		13,300,000	13,316,535
Hanesbrands, Inc.
5.38% due 05/15/25[6]		11,633,000	12,309,168
VF Corp.
2.80% due 04/23/27		11,650,000	12,257,984
Hyatt Hotels Corp.
5.38% due 04/23/25		5,180,000	5,806,510
5.75% due 04/23/30		4,320,000	5,042,660
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[6]		10,000,000	10,648,567
Choice Hotels International, Inc.
3.70% due 01/15/31		7,350,000	7,728,084
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[6]		5,000,000	4,853,000
5.38% due 05/01/25[6]		1,450,000	1,528,300
Lowe’s Companies, Inc.
4.50% due 04/15/30		5,400,000	6,224,780
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29		3,026,430	3,054,846
3.00% due 10/15/28		1,849,177	1,863,243
BorgWarner, Inc.
2.65% due 07/01/27		4,610,000	4,784,153
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[6]		3,350,000	3,668,250
Aramark Services, Inc.
6.38% due 05/01/25[6]		1,900,000	2,014,000
5.00% due 02/01/28[6]		275,000	285,381
Dollar General Corp.
3.50% due 04/03/30		2,050,000	2,206,170
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27		1,800,000	1,872,000
5.75% due 03/01/25		200,000	203,250
5.50% due 06/01/24		75,000	76,151
WMG Acquisition Corp.
3.63% due 10/15/26†††	EUR	1,000,000	1,207,352
3.88% due 07/15/30[6]		500,000	504,823
1011778 BC ULC / New Red Finance, Inc.
5.75% due 04/15/25[6]		700,000	743,750
Performance Food Group, Inc.
6.88% due 05/01/25[6]		375,000	400,313
5.50% due 06/01/24[6]		75,000	75,281
Total Consumer, Cyclical			149,748,196

Basic Materials - 1.7%
Anglo American Capital plc
2.25% due 03/17/28[6]		14,000,000	13,814,316
2.63% due 09/10/30[6]		9,370,000	9,177,636
4.00% due 09/11/27[6]		750,000	826,141
5.38% due 04/01/25[6]		600,000	683,339
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[6]		14,960,000	15,643,027
Valvoline, Inc.
3.63% due 06/15/31[6]		10,761,000	10,411,268
4.25% due 02/15/30[6]		125,000	127,500
Carpenter Technology Corp.
4.45% due 03/01/23		8,405,000	8,709,525
6.38% due 07/15/28		1,295,000	1,391,710
Kaiser Aluminum Corp.
4.63% due 03/01/28[6]		9,643,000	9,870,093
Arconic Corp.
6.00% due 05/15/25[6]		7,811,000	8,418,579
Nucor Corp.
2.00% due 06/01/25		5,000,000	5,127,553
Steel Dynamics, Inc.
2.40% due 06/15/25		1,050,000	1,093,948
Minerals Technologies, Inc.
5.00% due 07/01/28[6]		150,000	154,687
Novelis Corp.
5.88% due 09/30/26[6]		50,000	52,340
Total Basic Materials			85,501,662

Energy - 1.1%
Galaxy Pipeline Assets Bidco Ltd.
2.16% due 03/31/34[6]		20,000,000	19,374,971
Sabine Pass Liquefaction LLC
4.50% due 05/15/30		8,330,000	9,341,808
5.63% due 03/01/25		500,000	571,525
BP Capital Markets plc
4.88%[3,4]		7,500,000	8,034,375
Valero Energy Corp.
2.15% due 09/15/27		3,100,000	3,035,723
2.85% due 04/15/25		1,750,000	1,828,552
2.70% due 04/15/23		500,000	519,190

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Occidental Petroleum Corp.
5.50% due 12/01/25	5,000,000	$5,277,450
Equinor ASA
1.75% due 01/22/26[7]	3,500,000	3,580,452
Magellan Midstream Partners, LP
3.25% due 06/01/30	2,120,000	2,217,907
NuStar Logistics, LP
4.75% due 02/01/22	1,186,000	1,202,307
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	550,000	633,019
Parkland Corp.
5.88% due 07/15/27[6]	500,000	533,125
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	100,000	100,020
Total Energy		56,250,424

Utilities - 0.8%
Alexander Funding Trust
1.84% due 11/15/23[6]	19,050,000	19,340,701
Entergy Corp.
1.90% due 06/15/28	9,100,000	8,880,559
Southern Co.
1.75% due 03/15/28	5,000,000	4,854,372
AES Corp.
3.30% due 07/15/25[6]	4,250,000	4,508,655
Clearway Energy Operating LLC
4.75% due 03/15/28[6]	225,000	234,088
Total Utilities		37,818,375

Total Corporate Bonds
(Cost $1,812,473,773)		1,845,391,233

ASSET-BACKED SECURITIES†† - 31.5%
Collateralized Loan Obligations - 19.0%
Shackleton CLO Ltd.
2017-8A, 1.14% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[5,6]	65,071,915	65,065,779
2018-6RA, 1.24% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[5,6]	36,313,927	36,298,516
Diamond CLO Ltd.
2021-1A, 1.40% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 04/25/29[5,6]	43,750,000	43,741,250
2018-1A, 1.72% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[5,6]	6,000,000	5,987,754
BXMT Ltd.
2020-FL2, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[5,6]	25,122,000	25,117,671
2020-FL2, 1.26% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[5,6]	14,310,000	14,318,778
2020-FL3, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/15/37[5,6]	4,500,000	4,524,802
2020-FL3, 2.26% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 03/15/37[5,6]	2,000,000	2,015,611
2020-FL2, 1.51% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[5,6]	2,000,000	1,998,693
Palmer Square Loan Funding Ltd.
2021-1A, 1.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 04/20/29[5,6]	21,000,000	21,021,006
2018-4A, 1.09% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[5,6]	14,939,149	14,942,987
2019-3A, 1.03% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[5,6]	4,123,202	4,123,548
2021-2A, due 05/20/29[5,6]	4,000,000	3,999,200
2018-4A, 1.64% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[5,6]	3,500,000	3,503,061
CHCP Ltd.
2021-FL1, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/15/38[5,6]	34,750,000	34,760,362
LCM XXIV Ltd.
2021-24A, 1.17% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.98%) due 03/20/30[5,6]	31,250,000	31,205,381
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 0.99% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[5,6]	25,776,914	25,764,093
2018-4A, 1.24% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31[5,6]	4,681,009	4,673,365
Golub Capital Partners CLO Ltd.
2018-36A, 1.50% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[5,6]	27,500,000	27,330,526
LoanCore Issuer Ltd.
2019-CRE2, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[5,6]	8,550,000	8,541,465
2021-CRE4, 1.36% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 07/15/35[5,6]	7,500,000	7,486,409
2018-CRE1, 1.24% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[5,6]	6,416,534	6,416,575
2018-CRE1, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[5,6]	3,500,000	3,496,592

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
MP CLO VIII Ltd.
2018-2A, 1.13% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[5,6]	23,775,378	$23,767,820
Cerberus Loan Funding XXXI, LP
2021-1A, 1.69% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[5,6]	13,500,000	13,500,000
2021-1A, 2.09% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/15/32[5,6]	9,500,000	9,500,000
HERA Commercial Mortgage Ltd.
2021-FL1, 1.18% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[5,6]	22,750,000	22,758,991
Madison Park Funding XLVIII Ltd.
2021-48A, 1.59% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[5,6]	22,000,000	21,960,066
MidOcean Credit CLO VII
2020-7A, 1.28% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[5,6]	20,500,000	20,475,892
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[5,6]	12,000,000	11,999,783
2021-9A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/20/33[5,6]	7,000,000	6,973,339
2021-9A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33[5,6]	1,000,000	995,998
Dryden 33 Senior Loan Fund
2020-33A, 1.24% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[5,6]	10,750,000	10,738,695
2020-33A, 1.64% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[5,6]	8,250,000	8,209,144
Marathon CLO V Ltd.
2017-5A, 1.05% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[5,6]	18,813,612	18,795,391
Cerberus Loan Funding XXXII, LP
2021-2A, due 04/22/33[5,6]	18,250,000	18,246,350
Cerberus Loan Funding XXX, LP
2020-3A, 2.08% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[5,6]	18,000,000	17,980,151
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.79% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[5,6]	15,250,000	15,250,000
2021-1A, 2.34% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 04/20/32[5,6]	2,250,000	2,250,000
2021-1A, 2.09% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/20/32[5,6]	300,000	300,000
Woodmont Trust
2020-7A, 2.05% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[5,6]	16,250,000	16,231,314
GPMT Ltd.
2019-FL2, 1.41% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[5,6]	16,100,000	16,123,691
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.19% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[5,6]	15,000,000	15,012,888
Venture XIV CLO Ltd.
2020-14A, 1.22% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[5,6]	15,000,000	14,980,635
610 Funding CLO 3 Ltd.
2018-3A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[5,6]	14,946,683	14,946,447
Owl Rock CLO IV Ltd.
2020-4A, 2.80% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[5,6]	14,250,000	14,290,319
AMMC CLO XI Ltd.
2020-11A, 1.83% due 04/30/31[6]	14,300,000	14,276,742
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.54% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[5,6]	13,450,000	13,324,826
Parliament Funding II Ltd.
2020-1A, 2.67% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[5,6]	12,500,000	12,511,173
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.12% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[5,6]	10,223,872	10,226,153
2012-1A, 3.19% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[5,6]	30,210	30,238
Neuberger Berman CLO XVI-S Ltd.
2021-16SA, 1.60% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/34[5,6]	10,200,000	10,197,960
Allegro CLO IX Ltd.
2018-3A, 1.39% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[5,6]	10,000,000	10,029,249

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Recette CLO Ltd.
2021-1A, 1.51% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/20/34[5,6]	10,000,000	$10,000,000
KREF Funding V LLC
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,5	10,000,000	9,924,432
0.15% due 06/25/26†††,11	27,272,727	13,364
BSPRT Issuer Ltd.
2021-FL6, 2.15% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 03/15/36[5,6]	5,000,000	4,992,860
2018-FL4, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[5,6]	2,930,978	2,930,977
2018-FL3, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[5,6]	1,158,965	1,158,965
Westcott Park CLO Ltd.
2019-1A, 1.43% (3 Month USD LIBOR + 1.21%, Rate Floor: 0.00%) due 07/20/28[5,6]	8,750,000	8,750,903
NXT Capital CLO LLC
2017-1A, 1.92% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[5,6]	7,700,000	7,712,442
KREF Ltd.
2018-FL1, 1.21% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[5,6]	7,458,525	7,459,523
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.49% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[5,6]	6,529,571	6,463,636
Wind River CLO Ltd.
2017-2A, 1.11% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[5,6]	6,211,905	6,206,470
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 1.59% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/16/33[5,6]	6,000,000	5,977,318
CIFC Funding Ltd.
2021-4A, 1.36% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/34[5,6]	5,000,000	5,001,028
Owl Rock CLO II Ltd.
2021-2A, due 04/20/33[5,6]	5,000,000	4,998,750
Mountain View CLO Ltd.
2018-1A, 1.04% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[5,6]	4,643,666	4,639,376
PFP Ltd.
2021-7, 1.50% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/14/38[5,6]	4,600,000	4,593,536
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.21% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37[5,6]	4,500,000	4,501,545
VOYA CLO
2021-2A, due 06/07/30[5,6]	4,500,000	4,499,100
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	4,000,000	4,033,858
Magnetite XXIX Ltd.
2021-29A, 1.50% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/15/34[5,6]	4,000,000	4,000,000
Avery Point VI CLO Ltd.
2021-6A, 1.51% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/05/27[5,6]	4,000,000	3,995,764
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A, 1.59% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/20/32[5,6]	4,000,000	3,986,243
Flagship CLO VIII Ltd.
2018-8A, 1.07% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/16/26[5,6]	3,774,150	3,773,846
Telos CLO Ltd.
2017-6A, 1.49% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[5,6]	3,763,681	3,763,797
NewStar Clarendon Fund CLO LLC
2019-1A, 1.52% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[5,6]	3,321,184	3,318,846
AMMC CLO XIV Ltd.
2021-14A, 1.62% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29[5,6]	3,250,000	3,246,024
STWD Ltd.
2019-FL1, 2.06% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 07/15/38[5,6]	3,200,000	3,203,303
Marathon CLO VII Ltd.
2017-7A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[5,6]	3,000,000	2,998,553
Newstar Commercial Loan Funding LLC
2017-1A, 2.69% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[5,6]	3,000,000	2,997,522
Grand Avenue CRE Ltd.
2020-FL2, 2.56% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 03/15/35[5,6]	2,959,591	2,978,565
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.74% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[5,6]	2,982,000	2,974,409

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~		Value
TCP Waterman CLO Ltd.
2016-1A, 2.23% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[5,6]		2,892,840	$2,894,851
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[5,6]		2,500,000	2,495,537
Crown Point CLO III Ltd.
2017-3A, 1.15% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[5,6]		2,429,769	2,429,602
TRTX Issuer Ltd.
2019-FL3, 1.26% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/15/34[5,6]		2,243,000	2,243,495
Newfleet CLO Ltd.
2018-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[5,6]		2,201,661	2,200,128
KVK CLO Ltd.
2017-1A, 1.13% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[5,6]		1,484,357	1,482,942
2018-1A, 0.88% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 05/20/29[5,6]		336,193	335,955
Seneca Park CLO Ltd.
2017-1A, 1.72% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[5,6]		1,532,538	1,532,406
Northwoods Capital XII-B Ltd.
2018-12BA, 0.93% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31[5,6]		1,531,250	1,527,825
Oaktree CLO Ltd.
2017-1A, 1.09% (3 Month USD LIBOR + 0.87%) due 10/20/27[5,6]		1,296,622	1,296,749
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,8]		1,500,000	1,283,379
Avery Point V CLO Ltd.
2017-5A, 1.20% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[5,6]		1,161,091	1,161,145
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,8]		1,000,000	791,441
LCM XXII Ltd.
2018-22A, 0.82% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 10/20/28[5,6]		270,833	270,489
Hull Street CLO Ltd.
2017-1A, 1.45% (3 Month USD LIBOR + 1.22%, Rate Floor: 0.00%) due 10/18/26[5,6]		82,315	82,316
Monroe Capital CLO Ltd.
2017-1A, 1.57% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[5,6]		42,151	42,144
Copper River CLO Ltd.
2007-1A, due 01/20/21[8,9]		500,000	14,730
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,8]		301,370	350
Total Collateralized Loan Obligations			949,397,118

Financial - 3.7%
Station Place Securitization Trust
2020-5, 0.92% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,5,9		57,600,000	57,600,000
2020-16, 1.11% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,5,6		30,000,000	30,000,000
2021-7, 1.02% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 09/24/21[5,6]		26,650,000	26,650,000
2021-3, 1.01% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,5,6		10,300,000	10,300,000
2020-12, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21†††,5,6		10,000,000	10,000,000
2021-SP1, 1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,5,6		3,000,000	3,000,000
2021-WL1, 0.96% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/26/54[5,6]		1,650,000	1,649,474
2021-WL1, 1.16% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 01/26/54[5,6]		1,250,000	1,249,603
HV Eight LLC
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25[5]	EUR	21,000,000	24,624,766
Madison Avenue Secured Funding Trust Series
2020-1, 1.73% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,5,6		8,000,000	8,000,000
Aesf Vi Verdi, LP
2.15% due 11/25/24†††	EUR	4,998,730	5,859,956
Ceamer Finance LLC
3.69% due 03/22/31		4,500,000	4,410,000
Strategic Partners Fund VIII LP
3.11% due 03/10/25†††		4,000,000	4,075,202
Total Financial			187,419,001

Transport-Container - 2.4%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[6]		40,500,000	39,503,829

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
CLI Funding VI LLC
2020-3A, 2.07% due 10/18/45[6]	17,939,167	$17,940,072
2020-1A, 2.08% due 09/18/45[6]	1,880,000	1,873,765
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[6]	18,750,000	18,310,699
TIF Funding II LLC
2021-1A, 1.65% due 02/20/46[6]	18,063,625	17,392,587
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[6]	11,224,223	10,890,170
2020-1A, 2.73% due 08/21/45[6]	5,447,409	5,542,778
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[6]	4,766,060	4,775,213
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[6]	3,590,625	3,595,845
Total Transport-Container		119,824,958

Transport-Aircraft - 1.7%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[6]	16,944,670	17,081,364
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[6]	8,479,382	8,496,446
2017-1, 3.97% due 07/15/42	3,331,033	3,333,168
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[6]	10,926,166	10,870,812
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	9,422,015	9,116,911
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	8,143,800	8,220,353
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[6]	7,249,089	7,360,727
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[6]	7,325,252	7,267,374
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[6]	2,915,266	2,938,214
2017-1, 4.58% due 02/15/42[6]	1,627,304	1,643,093
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	3,669,359	3,676,403
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	4,614,895	3,659,645
Raspro Trust
2005-1A, 1.15% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[5,6]	2,743,838	2,722,329
Total Transport-Aircraft		86,386,839

Net Lease - 1.6%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[6]	40,513,120	40,665,984
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[6]	15,497,675	15,523,094
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[6]	10,383,462	10,771,219
CF Hippolyta LLC
2021-1A, 1.98% due 03/15/61[6]	6,100,000	6,079,724
CARS-DB4, LP
2020-1A, 3.19% due 02/15/50[6]	3,995,833	4,099,551
2020-1A, 3.25% due 02/15/50[6]	923,995	939,602
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[6]	1,997,917	2,042,739
2014-1A, 3.66% due 10/15/44[6]	919,388	920,645
Total Net Lease		81,042,558

Infrastructure - 1.3%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[6]	31,500,000	32,964,687
SBA Tower Trust
2.33% due 01/15/28[6]	24,000,000	24,376,323
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[6]	7,126,311	7,285,516
Total Infrastructure		64,626,526

Whole Business - 1.1%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[6]	25,517,770	26,204,198
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[6]	9,250,000	9,446,748
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[6]	7,213,750	7,355,067
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[6]	6,000,000	5,945,436
Domino’s Pizza Master Issuer LLC
2017-1A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[5,6]	5,092,500	5,092,194
Wendy’s Funding LLC
2018-1A, 3.57% due 03/15/48[6]	1,629,270	1,674,743
Total Whole Business		55,718,386

Collateralized Debt Obligations - 0.7%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[6]	24,650,000	24,465,788
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[6]	9,750,000	9,693,486
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[5,9]	116,958	116,398
Total Collateralized Debt Obligations		34,275,672

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]	297,000	304,602

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[6]	118,378	118,454
Total Asset-Backed Securities
(Cost $1,577,880,538)		1,579,114,114

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 14.9%
Residential Mortgage Backed Securities - 12.3%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60[5,6]	43,479,804	$43,372,709
2020-RPL5, 3.02% (WAC) due 08/25/60[5,6]	18,664,192	18,970,100
2018-RPL9, 3.85% (WAC) due 09/25/57[5,6]	10,194,234	10,809,290
2020-NQM1, 1.41% due 05/25/65[6,10]	7,469,319	7,476,704
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[6]	28,950,000	29,008,644
2020-T3, 1.32% due 10/15/52[6]	20,750,000	20,812,937
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[5,6]	20,551,885	20,633,731
2018-R2, 3.69% (WAC) due 08/25/57[5,6]	19,365,633	19,399,002
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[5,6]	17,487,816	17,981,859
2018-2, 3.25% (WAC) due 03/25/58[5,6]	8,990,634	9,373,786
2017-5, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[5,6]	7,714,154	7,714,153
2018-1, 3.00% (WAC) due 01/25/58[5,6]	1,330,183	1,369,814
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[6]	33,150,000	33,229,109
Verus Securitization Trust
2020-5, 1.58% due 05/25/65[6,10]	14,190,022	14,219,639
2019-4, 2.64% due 11/25/59[6,10]	9,194,435	9,357,529
2020-1, 2.42% due 01/25/60[6,10]	5,226,582	5,282,353
New Residential Advance Receivables Trust Advance Receivables Backed
2020-T1, 1.43% due 08/15/53[6]	15,750,000	15,784,050
2020-APT1, 1.04% due 12/16/52†††,6	10,900,000	10,896,851
Soundview Home Loan Trust
2006-OPT5, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	16,383,335	16,027,843
2005-OPT3, 0.81% (1 Month USD LIBOR + 0.71%, Rate Floor: 0.71%) due 11/25/35[5]	3,901,777	3,892,480
2006-1, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 02/25/36[5]	3,456,119	3,438,494
LSTAR Securities Investment Ltd.
2021-1, 1.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[5,9]	13,612,861	13,649,561
2021-2, 1.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[5,9]	8,500,000	8,494,122
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[5,6]	10,994,119	11,474,741
2018-1A, 4.00% (WAC) due 12/25/57[5,6]	3,104,488	3,313,847
2019-6A, 3.50% (WAC) due 09/25/59[5,6]	2,309,329	2,433,874
2017-5A, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[5,6]	1,099,749	1,117,767
FKRT
2020-C2A, 3.25% due 12/30/23†††,9	17,610,986	17,632,119
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[5,6]	5,788,702	5,854,486
2021-HE1, 0.97% (30 Day Average U.S. Secured Overnight Financing Rate + 0.95%, Rate Floor: 0.00%) due 01/25/70[5,6]	4,865,891	4,862,218
2021-HE1, 0.87% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 01/25/70[5,6]	3,653,546	3,648,582
2019-NQM2, 2.75% (WAC) due 11/25/59[5,6]	1,725,415	1,779,334
Home Equity Loan Trust
2007-FRE1, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[5]	16,194,456	15,260,156
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[5,9]	10,215,105	10,638,615
2019-RM3, 2.80% (WAC) due 06/25/69[5,9]	3,122,703	3,192,912
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.74% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[5]	10,725,280	10,558,082
2006-BC4, 0.28% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[5]	1,182,836	1,161,375
2007-BC1, 0.24% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37[5]	186,247	182,264
NovaStar Mortgage Funding Trust Series
2007-2, 0.31% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[5]	11,279,183	11,057,534
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[5,6]	6,578,460	6,699,510
2019-1, 2.94% (WAC) due 06/25/49[5,6]	3,833,972	3,856,516
Banc of America Funding Trust
2015-R2, 0.37% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[5,6]	9,641,629	9,407,400
2015-R4, 0.29% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[5,6]	521,661	519,529
Alternative Loan Trust
2007-OA7, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[5]	6,617,914	6,290,747
2007-OH3, 0.40% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[5]	2,823,059	2,690,101
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.75% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 01/25/36[5]	8,380,718	8,361,469

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
CIT Mortgage Loan Trust
2007-1, 1.46% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[5,6]	7,623,043	$7,662,759
2007-1, 1.56% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[5,6]	378,777	380,759
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[5,6]	7,590,212	7,616,037
American Home Mortgage Investment Trust
2006-3, 0.47% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.36%) due 12/25/46[5]	7,465,291	7,208,107
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.84% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35[5]	7,008,233	6,999,399
CFMT LLC
2021-HB5, 1.37% (WAC) due 02/25/31[5,6]	6,950,000	6,918,131
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WHQ3, 1.05% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 06/25/35[5]	6,355,834	6,395,364
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[5,6]	3,541,677	3,584,824
2019-2, 2.70% (WAC) due 09/25/59[5,6]	2,682,996	2,698,605
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[5]	6,438,018	6,245,520
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE3, 0.36% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/36[5]	2,787,007	1,808,842
2007-HE3, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[5]	1,996,612	1,283,463
2006-NC1, 0.68% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[5]	1,217,538	1,212,148
2007-HE5, 0.29% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 03/25/37[5]	1,901,999	1,043,629
Morgan Stanley Home Equity Loan Trust
2006-2, 0.67% (1 Month USD LIBOR + 0.56%, Rate Floor: 0.56%) due 02/25/36[5]	5,051,520	5,009,029
HarborView Mortgage Loan Trust
2006-14, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[5]	2,795,810	2,622,367
2006-12, 0.30% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[5]	2,414,629	2,309,311
First NLC Trust
2005-4, 0.89% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36[5]	4,560,506	4,504,557
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[5,6]	4,356,652	4,407,812
Countrywide Asset-Backed Certificates
2006-6, 0.45% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36[5]	3,243,094	3,223,255
2006-5, 0.69% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 08/25/36[5]	977,653	969,057
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[5,6]	2,465,243	2,510,393
2007-WFH2, 0.51% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[5]	1,669,432	1,662,351
Structured Asset Investment Loan Trust
2006-3, 0.26% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[5]	3,349,179	3,286,848
2005-2, 0.84% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35[5]	325,156	324,126
2005-1, 0.83% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.72%) due 02/25/35[5,6]	94,794	94,911
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[6]	3,750,000	3,678,107
Nationstar Home Equity Loan Trust
2007-B, 0.33% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[5]	3,652,742	3,618,996
Ellington Financial Mortgage Trust
2020-2, 1.64% (WAC) due 10/25/65[5,6]	3,614,826	3,605,514
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 01/25/36[5]	3,350,000	3,285,837
FBR Securitization Trust
2005-2, 0.86% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35[5]	3,235,801	3,232,938
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[5,6]	3,078,906	3,084,522
Finance of America HECM Buyout
2021-HB1, 1.59% (WAC) due 02/25/31[5,6]	2,850,000	2,839,018
MFRA Trust
2021-INV1, 1.26% (WAC) due 01/25/56[5,6]	2,802,911	2,794,114
JP Morgan Mortgage Acquisition Trust
2006-HE2, 0.25% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	2,719,843	2,700,857
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 0.49% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/36[5]	2,598,270	2,535,567

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~	Value
CSMC Series
2015-12R, 0.63% (WAC) due 11/30/37[5,6]	2,043,918	$2,038,955
2014-2R, 0.33% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[5,6]	144,562	142,190
GSAA Home Equity Trust
2006-3, 0.71% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36[5]	2,969,914	2,012,428
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 1.13% (1 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 04/25/35[5]	1,992,230	1,989,691
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[5,6]	1,876,448	1,889,912
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 0.69% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 01/25/36[5]	1,194,172	1,174,338
First Franklin Mortgage Loan Trust
2004-FF10, 1.38% (1 Month USD LIBOR + 1.28%, Rate Floor: 1.28%) due 07/25/34[5]	814,515	817,701
Nomura Resecuritization Trust
2015-4R, 1.81% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,6]	783,469	779,714
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.61% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 12/25/35[5]	425,286	424,765
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	203,529	207,509
Encore Credit Receivables Trust
2005-4, 0.77% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.66%) due 01/25/36[5]	111,673	111,517
Morgan Stanley Re-REMIC Trust
2010-R5, 1.55% due 06/26/36[6]	74,311	68,313
GSAMP Trust
2005-HE6, 0.77% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.66%) due 11/25/35[5]	25,688	25,683
Total Residential Mortgage Backed Securities		618,227,728

Commercial Mortgage Backed Securities - 1.5%
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[6]	18,800,000	18,851,864
2014-CPT, 3.45% (WAC) due 07/13/29[5,6]	5,000,000	4,999,429
2014-MP, 3.69% (WAC) due 08/11/33[5,6]	2,365,000	2,371,426
Life Mortgage Trust
2021-BMR, 1.51% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 03/15/38[5,6]	7,000,000	7,011,198
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.02% (WAC) due 07/15/50[5,11]	24,681,010	1,197,777
2016-C37, 0.93% (WAC) due 12/15/49[5,11]	35,896,422	1,060,510
2017-C42, 0.88% (WAC) due 12/15/50[5,11]	14,758,738	714,444
2015-LC22, 0.77% (WAC) due 09/15/58[5,11]	21,070,137	591,761
2017-RB1, 1.24% (WAC) due 03/15/50[5,11]	9,671,009	571,836
2016-NXS5, 1.44% (WAC) due 01/15/59[5,11]	5,352,149	295,983
KKR Industrial Portfolio Trust
2021-KDIP, 1.11% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37[5,6]	3,550,000	3,545,746
JPMDB Commercial Mortgage Securities Trust
2016-C4, 0.79% (WAC) due 12/15/49[5,11]	38,597,359	1,415,778
2018-C8, 0.64% (WAC) due 06/15/51[5,11]	42,293,174	1,346,750
2016-C2, 1.57% (WAC) due 06/15/49[5,11]	7,566,095	421,366
2017-C5, 0.95% (WAC) due 03/15/50[5,11]	3,394,862	149,494
COMM Mortgage Trust
2015-CR24, 0.76% (WAC) due 08/10/48[5,11]	61,944,084	1,731,052
2018-COR3, 0.44% (WAC) due 05/10/51[5,11]	35,445,860	993,055
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.10% (WAC) due 02/15/50[5,11]	32,807,124	1,573,873
2016-UB10, 1.87% (WAC) due 07/15/49[5,11]	16,963,348	1,109,213
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP2, 1.79% (WAC) due 08/15/49[5,11]	35,656,915	2,680,626
DBJPM Mortgage Trust
2017-C6, 0.99% (WAC) due 06/10/50[5,11]	58,270,997	2,520,384
BENCHMARK Mortgage Trust
2018-B2, 0.42% (WAC) due 02/15/51[5,11]	122,496,092	2,470,795
UBS Commercial Mortgage Trust
2017-C2, 1.06% (WAC) due 08/15/50[5,11]	28,723,577	1,441,363
2017-C5, 1.00% (WAC) due 11/15/50[5,11]	13,734,854	624,628
GB Trust
2020-FLIX, 1.71% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/15/37[5,6]	2,000,000	2,005,078
Morgan Stanley Bank of America Merrill Lynch Trust
2017-C34, 0.79% (WAC) due 11/15/52[5,11]	24,053,430	987,877
2015-C27, 0.88% (WAC) due 12/15/47[5,11]	31,317,800	981,707
CSAIL Commercial Mortgage Trust
2019-C15, 1.05% (WAC) due 03/15/52[5,11]	19,900,147	1,241,530
2016-C6, 1.92% (WAC) due 01/15/49[5,11]	6,943,060	493,198
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[5,11]	29,789,197	1,439,054
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[6]	1,300,000	1,348,262
CD Commercial Mortgage Trust
2017-CD4, 1.29% (WAC) due 05/10/50[5,11]	16,793,325	927,991
CD Mortgage Trust
2017-CD6, 0.92% (WAC) due 11/13/50[5,11]	14,134,516	555,930
2016-CD1, 1.41% (WAC) due 08/10/49[5,11]	6,257,078	371,388
CGMS Commercial Mortgage Trust
2017-B1, 0.82% (WAC) due 08/15/50[5,11]	21,936,682	839,376
Citigroup Commercial Mortgage Trust
2016-C2, 1.74% (WAC) due 08/10/49[5,11]	6,526,163	468,089
2016-GC37, 1.70% (WAC) due 04/10/49[5,11]	3,377,132	231,747
GS Mortgage Securities Trust
2017-GS6, 1.03% (WAC) due 05/10/50[5,11]	11,439,622	633,434

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~		Value
BANK
2017-BNK6, 0.82% (WAC) due 07/15/60[5,11]		14,947,474	$564,901
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.74% (WAC) due 01/15/47[5,11]		22,314,359	380,766
Bancorp Commercial Mortgage Trust
2018-CR3, 1.36% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[5,6]		240,889	240,671
Total Commercial Mortgage Backed Securities			73,401,350

Government Agency - 1.1%
Freddie Mac Multifamily Structured Pass-Through Certificates
2018-K074, 3.60% due 02/25/28		14,000,000	15,672,955
2021-KJ33, 1.57% due 07/25/32		9,100,000	9,134,174
2018-K078, 3.92% due 06/25/28		3,350,000	3,827,356
2013-K035, 0.35% (WAC) due 08/25/23[5,11]		101,084,241	747,053
Fannie Mae
3.59% due 02/01/29		10,200,000	11,233,390
3.21% due 08/01/27		2,104,573	2,293,621
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-3, 2.00% due 05/25/60		4,651,789	4,650,143
2020-2, 2.00% due 11/25/59		2,689,944	2,690,821
Fannie Mae-Aces
2020-M23, 1.74% due 03/25/35		3,840,000	3,595,977
2020-M23, 1.50% (WAC) due 03/25/35[5,11]		8,910,436	1,152,450
Total Government Agency			54,997,940

Total Collateralized Mortgage Obligations
(Cost $740,573,270)			746,627,018

FOREIGN GOVERNMENT DEBT†† - 5.6%
State of Israel
1.00% due 04/30/21	ILS	431,800,000	129,356,481
Czech Republic
0.10% due 04/17/22	CZK	1,094,000,000	48,930,203
Kingdom of Spain
(0.51)% due 07/09/21[12]	EUR	36,475,000	42,832,670
United Mexican States
4.04% due 05/06/21[12]	MXN	481,400,000	23,458,149
Government of Japan
(0.10)% due 04/05/21[12]	JPY	2,284,000,000	20,627,532
Newfoundland T-Bill
0.10% due 04/15/21[12]	CAD	18,600,000	14,803,079
Total Foreign Government Debt
(Cost $285,481,729)			280,008,114

SENIOR FLOATING RATE INTERESTS††,5 - 5.1%
Industrial - 1.1%
Berry Global, Inc.
due 07/01/26		24,200,000	23,984,378
Filtration Group Corp.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25		5,146,244	5,067,764
due 03/31/25	EUR	2,384,577	2,781,606
TransDigm, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/22/24		4,053,776	3,974,647
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		1,227,166	1,200,574
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		639,871	626,209
Reynolds Group Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/06/23		4,409,108	4,387,768
Harsco Corp.
2.75% (1 Week USD LIBOR + 2.25%, Rate Floor: 2.75%) due 03/10/28		4,000,000	3,965,000
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		2,600,000	2,759,666
Ravago Holdings America, Inc.
2.61% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/04/28		2,000,000	1,990,000
TAMKO Building Products, Inc.
due 05/29/26		1,800,000	1,789,884
Pike Corp.
3.13% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 12/21/27		1,000,000	995,890
Cushman & Wakefield US Borrower LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25		898,744	879,457
Pro Mach Group, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/07/25		548,087	537,070
Park River Holdings, Inc.
4.00% (2 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27		500,000	496,565
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24		217,215	222,103
VC GB Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††		181,614	180,479
Berlin Packaging LLC
3.21% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25		98,987	97,096
BWAY Holding Co.
3.44% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		49,486	48,372
Total Industrial			55,984,528

Consumer, Cyclical - 0.9%
Verisure Holding AB
due 01/14/28	EUR	7,970,000	9,302,321
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/20/26	EUR	1,030,000	1,203,257
Playtika Holding Corp.
due 03/13/28		10,000,000	9,937,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~		Value
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25		7,046,750	$7,090,792
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/25/25		300,000	294,876
Truck Hero, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 01/31/28		5,000,000	4,984,050
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		4,000,000	3,951,680
New Trojan Parent, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28		2,750,000	2,732,812
BGIS (BIFM CA Buyer, Inc.)
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26		2,429,315	2,411,095
Intrawest Resorts Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24		1,141,408	1,120,726
Murphy Oil USA, Inc.
2.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 2.25%) due 01/31/28†††		700,000	702,625
GVC Holdings PLC
3.00% (6 Month USD LIBOR + 2.00%, Rate Floor: 3.00%) due 03/29/24		198,974	198,787
Cast & Crew Payroll LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26		128,762	126,630
Total Consumer, Cyclical			44,057,151

Consumer, Non-cyclical - 0.9%
Option Care Health, Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26		12,418,561	12,364,292
Spectrum Brands, Inc.
2.50% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 03/03/28		5,000,000	4,984,400
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28		4,730,000	4,730,000
Valeo F1 Company Ltd.
due 08/27/27	GBP	3,200,000	4,397,535
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	3,700,000	4,252,961
Bombardier Recreational Products, Inc.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27		3,199,496	3,160,014
Diamond (BC) BV
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24		2,647,865	2,632,693
Hearthside Group Holdings LLC
due 05/23/25		2,094,643	2,083,520
PAREXEL International Corp.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24		1,040,581	1,027,740
Aramark Services, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25		700,000	691,691
Catalent Pharma Solutions, Inc.
2.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 02/22/28		600,000	599,748
EyeCare Partners LLC
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27		498,750	493,209
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		498,750	491,089
Froneri US, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27		446,625	440,171
Pearl Intermediate Parent LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/14/25		400,000	393,064
US Foods, Inc.
1.86% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/27/23		397,911	392,273
Valeant Pharmaceuticals International, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25		300,000	298,863
Total Consumer, Non-cyclical			43,433,263

Financial - 0.8%
Citadel Securities, LP
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28		11,500,000	11,365,795
AlixPartners LLP
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 02/04/28		10,000,000	9,956,900
Delos Finance SARL (International Lease Finance)
1.95% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/06/23		6,076,000	6,058,623
USI, Inc.
3.20% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24		4,831,775	4,773,987
HUB International Ltd.
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/25/25		3,532,607	3,480,430
Jane Street Group LLC
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28		3,375,000	3,335,985
Focus Financial Partners LLC
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24		1,196,923	1,183,098
Total Financial			40,154,818

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Face Amount~		Value
Basic Materials - 0.6%
Trinseo Materials Operating S.C.A.
due 03/17/28		11,100,000	$10,975,125
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/06/24		500,000	491,770
INEOS Ltd.
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	8,100,000	9,419,004
Invictus MD Strategies Corp.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		6,443,434	6,367,466
W.R. Grace & Co.-Conn
due 03/30/28		3,500,000	3,473,750
GrafTech Finance, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/12/25		1,364,442	1,362,737
Total Basic Materials			32,089,852

Technology - 0.6%
RealPage, Inc.
due 02/18/28		11,800,000	11,739,348
Boxer Parent Co., Inc.
due 10/02/25		6,108,125	6,077,584
Sabre GLBL, Inc.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24		3,042,139	2,999,701
Peraton Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		2,373,269	2,371,299
MACOM Technology Solutions Holdings, Inc.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24		2,181,556	2,163,842
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24		1,940,250	1,939,047
TIBCO Software, Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26		350,000	345,079
Total Technology			27,635,900

Communications - 0.2%
ProQuest, LLC
due 10/23/26		7,269,218	7,218,333
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24		1,500,000	1,494,915
Zayo Group Holdings, Inc.
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,500,000	1,486,845
Altice US Finance I Corp.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26		465,500	458,518
Ziggo Financing Partnership
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28		400,000	395,636
Total Communications			11,054,247

Energy - 0.0%
Venture Global Calcasieu Pass LLC
2.48% (1 Month USD LIBOR + 2.38% and 3 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††		1,122,784	1,061,031
Total Senior Floating Rate Interests
(Cost $256,657,354)			255,470,790

MUNICIPAL BONDS†† - 0.1%
California - 0.1%
California Public Finance Authority Revenue Bonds
1.55% due 10/15/26		3,145,000	3,155,127
San Dieguito Union High School District General Obligation Unlimited
2.68% due 08/01/36		2,500,000	2,543,898
Total California			5,699,025

Total Municipal Bonds
(Cost $5,645,000)			5,699,025

U.S. GOVERNMENT SECURITIES†† - 0.0%
U.S. Treasury Notes
1.13% due 02/15/31		820,000	774,131
Total U.S. Government Securities
(Cost $787,044)			774,131

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.1%
Call options on:
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	$509,700,000	$4,730,016
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	177,800,000	1,312,164
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	30,000,000	278,400
Total OTC Options Purchased
(Cost $1,483,829)		$6,320,580

Total Investments - 103.5%
(Cost $5,155,748,690)		$5,189,629,967
Other Assets & Liabilities, net - (3.5)%		(176,963,797)
Total Net Assets - 100.0%		$5,012,666,170

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.65%	Quarterly	03/17/31	$140,000,000	$1,961,806	$1,414	$1,960,392
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	177,800,000	1,598,468	251	1,598,217
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.31%	Annually	11/25/21	98,600,000	811,919	177	811,742
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.62%	Annually	03/04/22	110,305,000	564,694	—	564,694
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.40%	Annually	12/13/21	54,950,000	520,460	153	520,307
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.36%	Annually	12/09/21	46,500,000	422,108	143	421,965
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	09/30/21	43,200,000	284,931	101	284,830
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	44,400,000	206,940	80	206,860
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.46%	Annually	09/17/21	29,600,000	193,982	27	193,955
								$6,565,308	$2,346	$6,562,962

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.30% (1 Month USD LIBOR - 0.40%)	Monthly	05/05/21	120,650	$10,518,267	$(25,336)

OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	0.36% (1 Month USD LIBOR + 0.25%)	At Maturity	04/21/21	876,500	$99,771,995	$3,137,870
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	0.39% (1 Month USD LIBOR + 0.28%)	At Maturity	04/19/21	650,000	73,989,500	2,223,000
						$173,761,495	$5,360,870

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Citibank, N.A.	121,120,000	BRL	07/01/21	$28,823,147	$21,400,515	$7,422,632
Goldman Sachs International	468,610,000	BRL	04/01/21	87,406,031	83,317,332	4,088,699
UBS AG	312,483,900	ILS	04/30/21	96,822,016	93,586,238	3,235,778
Morgan Stanley Capital Services LLC	274,900,000	BRL	04/01/21	51,725,436	48,876,325	2,849,111
UBS AG	4,449,000,000	JPY	04/12/21	42,750,072	40,183,012	2,567,060
Goldman Sachs International	40,300,000	BRL	07/01/21	9,441,256	7,120,548	2,320,708
Goldman Sachs International	36,475,000	EUR	07/09/21	44,534,516	42,859,360	1,675,156
JPMorgan Chase Bank, N.A.	2,294,500,000	JPY	04/19/21	22,159,169	20,725,342	1,433,827
Goldman Sachs International	2,284,000,000	JPY	04/05/21	22,018,321	20,627,309	1,391,012
JPMorgan Chase Bank, N.A.	18,300,000	BRL	07/01/21	4,347,309	3,233,400	1,113,909
Citibank, N.A.	912,456,000	JPY	07/01/21	8,984,580	8,247,663	736,917
Barclays Bank plc	843,421,500	JPY	07/01/21	8,292,415	7,623,663	668,752
UBS AG	741,000,000	MXN	04/08/21	36,495,002	36,245,272	249,730
Barclays Bank plc	5,797,000	EUR	04/16/21	6,935,659	6,799,172	136,487
Bank of America, N.A.	4,988,000	EUR	06/30/21	5,890,838	5,859,889	30,949
Barclays Bank plc	1,095,094,000	CZK	04/19/22	49,547,796	49,527,830	19,966
Barclays Bank plc	1,094,000	CZK	04/19/21	49,545	49,207	338
UBS AG	21,000,000	EUR	04/16/21	24,610,971	24,630,433	(19,462)
Bank of America, N.A.	5,454,000	ILS	04/30/21	1,586,157	1,633,426	(47,269)
Bank of America, N.A.	13,124,200	ILS	01/31/22	3,890,958	3,955,979	(65,021)
Citibank, N.A.	12,524,000	ILS	04/30/21	3,658,244	3,750,830	(92,586)
JPMorgan Chase Bank, N.A.	18,600,000	CAD	04/15/21	14,653,146	14,804,328	(151,182)
Goldman Sachs International	11,989,250	EUR	07/30/21	13,927,013	14,094,496	(167,483)
Goldman Sachs International	42,231,650	ILS	01/31/22	12,500,228	12,729,730	(229,502)
UBS AG	481,400,000	MXN	05/06/21	23,077,783	23,476,572	(398,789)
JPMorgan Chase Bank, N.A.	21,006,375	EUR	07/30/21	24,244,928	24,694,978	(450,050)
UBS AG	110,490,000	CAD	04/07/21	87,081,596	87,940,768	(859,172)
Goldman Sachs International	196,647,000	ILS	04/30/21	57,843,530	58,894,085	(1,050,555)
						$26,409,960

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2021	Unrealized Appreciation (Depreciation)
Barclays Bank plc	32,995,625	EUR	07/30/21	$35,907,159	$38,789,474	$2,882,315
Goldman Sachs International	55,355,850	ILS	01/31/22	15,359,559	16,685,709	1,326,150
Goldman Sachs International	45,495,450	ILS	04/30/21	12,689,087	13,625,496	936,409
JPMorgan Chase Bank, N.A.	45,495,450	ILS	04/30/21	12,819,231	13,625,496	806,265
JPMorgan Chase Bank, N.A.	110,490,000	CAD	04/07/21	87,607,180	87,940,768	333,588
UBS AG	741,000,000	MXN	04/08/21	36,020,428	36,245,272	224,844
Citibank, N.A.	223,000,000	BRL	04/01/21	39,919,088	39,648,674	(270,414)
UBS AG	2,294,500,000	JPY	04/19/21	21,037,142	20,725,342	(311,800)
JPMorgan Chase Bank, N.A.	234,610,000	BRL	04/01/21	42,090,061	41,712,894	(377,167)
JPMorgan Chase Bank, N.A.	1,755,877,500	JPY	07/01/21	16,249,098	15,871,326	(377,772)
Morgan Stanley Capital Services LLC	285,900,000	BRL	04/01/21	51,303,677	50,832,089	(471,588)
JPMorgan Chase Bank, N.A.	4,449,000,000	JPY	04/12/21	40,779,550	40,183,012	(596,538)
JPMorgan Chase Bank, N.A.	60,205,000	BRL	07/01/21	11,667,635	10,637,533	(1,030,102)
Citibank, N.A.	119,515,000	BRL	07/01/21	22,919,925	21,116,931	(1,802,994)
						$1,271,196

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2021.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Perpetual maturity.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,672,219,010 (cost $2,667,469,136), or 53.3% of total net assets.

[7]	All or a portion of this security is pledged as interest rate swap collateral at March 31, 2021.
[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $111,338,457 (cost $110,768,585), or 2.2% of total net assets — See Note 9.

[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2021. See table below for additional step information for each security.

[11]	Security is an interest-only strip.
[12]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CZK — Czech Koruna
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,572,523	$—	$—	$12,572,523
Preferred Stocks	—	4,751,536	—	4,751,536
Exchange-Traded Funds	173,761,495	—	—	173,761,495
Mutual Funds	88,575,009	—	—	88,575,009
Money Market Fund	190,564,399	—	—	190,564,399
Corporate Bonds	—	1,826,970,072	18,421,161	1,845,391,233
Asset-Backed Securities	—	1,440,341,160	138,772,954	1,579,114,114
Collateralized Mortgage Obligations	—	718,098,048	28,528,970	746,627,018
Foreign Government Debt	—	280,008,114	—	280,008,114
Senior Floating Rate Interests	—	253,526,655	1,944,135	255,470,790
Municipal Bonds	—	5,699,025	—	5,699,025
U.S. Government Securities	—	774,131	—	774,131
Options Purchased	—	6,320,580	—	6,320,580
Interest Rate Swap Agreements**	—	6,562,962	—	6,562,962
Forward Foreign Currency Exchange Contracts**	—	36,450,602	—	36,450,602
Fixed Income Index Swap Agreements**	—	5,360,870	—	5,360,870
Total Assets	$465,473,426	$4,584,863,755	$187,667,220	$5,238,004,401

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$8,769,446	$—	$8,769,446
Credit Index Swap Agreements**	—	25,336	—	25,336
Unfunded Loan Commitments (Note 8)	—	—	68,837	68,837
Total Liabilities	$—	$8,794,782	$68,837	$8,863,619

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2021
LIMITED DURATION FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$115,537,796	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	17,375,202	Model Price	Purchase Price	—	—
Asset-Backed Securities	5,859,956	Yield Analysis	Yield	2.2%	—
Collateralized Mortgage Obligations	17,632,119	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	10,896,851	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	17,213,809	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	1,207,352	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	1,944,135	Third Party Pricing	Broker Quote	—	—
Total Assets	$187,667,220
Liabilities:
Unfunded Loan Commitments	$68,837	Model Price	Purchase Price	—	—

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had securities with a total value of $23,999,634 transfer from Level 2 to Level 3 due to lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets					Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$98,361,270	$28,023,753	$4,682,550	$—	$131,067,573	$(163,932)
Purchases/(Receipts)	51,300,000	28,541,245	13,956,262	1,926,905	95,724,412	(20,884)
(Sales, maturities and paydowns)/Fundings	(34,901,538)	(27,792,937)	—	(18,387)	(62,712,862)	92,630
Amortization of premiums/discounts	—	(1,126)	(52,871)	4,667	(49,330)	—
Total realized gains (losses) included in earnings	161	(19)	—	—	142	—
Total change in unrealized appreciation (depreciation) included in earnings	13,427	(241,946)	(164,780)	30,950	(362,349)	23,349
Transfers into Level 3	23,999,634	—	—	—	23,999,634	—
Ending Balance	$138,772,954	$28,528,970	$18,421,161	$1,944,135	$187,667,220	$(68,837)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2021	$13,427	$7,967	$(164,780)	$30,950	$(112,436)	$23,349

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2021
LIMITED DURATION FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
CSMC Trust 2020-NQM1 1.41% due 05/25/65	2.41%	09/26/24
Verus Securitization Trust 2019-4 2.64% due 11/25/59	3.64%	10/26/23
Verus Securitization Trust 2020-1 2.42% due 01/25/60	3.42%	01/26/24
Verus Securitization Trust 2020-5 1.58% due 05/25/65	2.58%	10/26/24

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,379,083	$267,287	$—	$—	$11,846	$29,658,216	1,187,278	$267,291
Guggenheim Strategy Fund III	29,499,318	258,049	—	—	82,590	29,839,957	1,186,951	258,046
Guggenheim Ultra Short Duration Fund — Institutional Class	28,983,105	151,997	—	—	(58,266)	29,076,836	2,919,361	151,996
	$87,861,506	$677,333	$—	$—	$36,170	$88,575,009		$677,333

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $5,068,691,068)	$5,101,054,958
Investments in affiliated issuers, at value (cost $87,057,622)	88,575,009
Foreign currency, at value (cost $32,994)	32,995
Segregated cash with broker	580,000
Unamortized upfront premiums paid on interest rate swap agreements	2,346
Unrealized appreciation on OTC swap agreements	5,360,870
Unrealized appreciation on forward foreign currency exchange contracts	36,450,602
Prepaid expenses	247,720
Receivables:
Interest	20,076,509
Fund shares sold	11,614,229
Securities sold	4,408,692
Variation margin on interest rate swap agreements	2,665,394
Swap settlement	215,878
Dividends	107,586
Foreign tax reclaims	11,761
Other assets	6,665
Total assets	5,271,411,214

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $93,254)	68,837
Overdraft due to custodian bank	605,528
Segregated cash due to broker	37,697,391
Unrealized depreciation on OTC swap agreements	25,336
Unrealized depreciation on forward foreign currency exchange contracts	8,769,446
Payable for:
Securities purchased	200,228,937
Fund shares redeemed	7,647,779
Distributions to shareholders	1,514,792
Management fees	1,282,148
Distribution and service fees	285,533
Fund accounting/administration fees	282,661
Transfer agent/maintenance fees	106,430
Trustees’ fees*	31,678
Due to Investment Adviser	444
Miscellaneous	198,104
Total liabilities	258,745,044
Net assets	$5,012,666,170

Net assets consist of:
Paid in capital	$4,957,397,834
Total distributable earnings (loss)	55,268,336
Net assets	$5,012,666,170

A-Class:
Net assets	$807,099,900
Capital shares outstanding	31,816,845
Net asset value per share	$25.37
Maximum offering price per share (Net asset value divided by 97.75%)	$25.95

C-Class:
Net assets	$92,482,104
Capital shares outstanding	3,648,164
Net asset value per share	$25.35

P-Class:
Net assets	$164,072,593
Capital shares outstanding	6,467,752
Net asset value per share	$25.37

Institutional Class:
Net assets	$3,911,448,448
Capital shares outstanding	154,226,493
Net asset value per share	$25.36

R6-Class:
Net assets	$37,563,125
Capital shares outstanding	1,481,871
Net asset value per share	$25.35

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$2,764,255
Dividends from securities of affiliated issuers	677,333
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $2,928)	41,711,241
Total investment income	45,152,829

Expenses:
Management fees	8,513,049
Distribution and service fees:
A-Class	916,126
C-Class	450,175
P-Class	199,243
Transfer agent/maintenance fees:
A-Class	119,694
C-Class	41,815
P-Class	63,245
Institutional Class	1,256,846
R6-Class	442
Fund accounting/administration fees	1,477,607
Professional fees	170,363
Line of credit fees	121,795
Trustees’ fees*	50,097
Custodian fees	29,575
Interest expense	16,868
Miscellaneous	197,654
Recoupment of previously waived fees:
R6-Class	1,348
Total expenses	13,625,942
Less:
Expenses reimbursed by Adviser:
A-Class	(84,437)
C-Class	(38,511)
P-Class	(56,298)
Institutional Class	(1,098,704)
R6-Class	(234)
Expenses waived by Adviser	(50,545)
Earnings credits applied	(4,745)
Total waived/reimbursed expenses	(1,333,474)
Net expenses	12,292,468
Net investment income	32,860,361

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	10,166,684
Swap agreements	2,079,085
Options purchased	2,749,258
Forward foreign currency exchange contracts	(16,527,521)
Foreign currency transactions	1,445,530
Net realized loss	(86,964)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(30,347,372)
Investments in affiliated issuers	36,170
Swap agreements	1,473,268
Options purchased	3,346,761
Forward foreign currency exchange contracts	9,585,001
Foreign currency translations	755,094
Net change in unrealized appreciation (depreciation)	(15,151,078)
Net realized and unrealized loss	(15,238,042)
Net increase in net assets resulting from operations	$17,622,319

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$32,860,361	$57,288,219
Net realized gain (loss) on investments	(86,964)	40,958,989
Net change in unrealized appreciation (depreciation) on investments	(15,151,078)	69,800,768
Net increase in net assets resulting from operations	17,622,319	168,047,976

Distributions to shareholders:
A-Class	(8,919,679)	(9,531,615)
C-Class	(776,033)	(897,123)
P-Class	(1,979,598)	(1,705,392)
Institutional Class	(45,084,411)	(48,269,529)
R6-Class	(477,718)	(3,918,302)
Total distributions to shareholders	(57,237,439)	(64,321,961)

Capital share transactions:
Proceeds from sale of shares
A-Class	326,322,570	359,178,012
C-Class	19,260,472	27,892,729
P-Class	42,739,195	91,629,526
Institutional Class	1,638,724,342	1,908,540,024
R6-Class	11,447,266	60,206,782
Distributions reinvested
A-Class	7,207,134	7,676,372
C-Class	622,611	718,998
P-Class	1,975,772	1,700,377
Institutional Class	35,578,930	38,678,924
R6-Class	477,691	3,918,300
Cost of shares redeemed
A-Class	(145,115,318)	(329,100,339)
C-Class	(12,806,469)	(30,485,763)
P-Class	(29,960,621)	(54,176,385)
Institutional Class	(643,595,862)	(1,538,644,390)
R6-Class	(5,372,482)	(346,906,193)
Net increase from capital share transactions	1,247,505,231	200,826,974
Net increase in net assets	1,207,890,111	304,552,989

Net assets:
Beginning of period	3,804,776,059	3,500,223,070
End of period	$5,012,666,170	$3,804,776,059

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	12,760,658	14,310,934
C-Class	753,882	1,119,438
P-Class	1,672,277	3,610,524
Institutional Class	64,129,967	76,326,464
R6-Class	447,748	2,435,956
Shares issued from reinvestment of distributions
A-Class	282,120	307,849
C-Class	24,386	28,862
P-Class	77,339	68,147
Institutional Class	1,393,359	1,550,215
R6-Class	18,714	158,809
Shares redeemed
A-Class	(5,684,699)	(13,271,088)
C-Class	(501,302)	(1,227,834)
P-Class	(1,172,558)	(2,192,351)
Institutional Class	(25,181,606)	(62,129,659)
R6-Class	(210,226)	(14,134,431)
Net increase in shares	48,810,059	6,961,835

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$25.57	$24.68	$24.70	$24.86	$24.71	$24.65
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.40	.54	.51	.53	.67
Net gain (loss) on investments (realized and unrealized)	(.05)	.94	.01	(.09)	.20	.08
Total from investment operations	.12	1.34	.55	.42	.73	.75
Less distributions from:
Net investment income	(.20)	(.45)	(.57)	(.57)	(.58)	(.69)
Net realized gains	(.12)	—	— [c]	(.01)	— [c]	—
Total distributions	(.32)	(.45)	(.57)	(.58)	(.58)	(.69)
Net asset value, end of period	$25.37	$25.57	$24.68	$24.70	$24.86	$24.71

Total Return[d]	0.45%	5.51%	2.27%	1.69%	2.95%	3.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$807,100	$625,386	$570,353	$627,570	$509,410	$215,856
Ratios to average net assets:
Net investment income (loss)	1.33%	1.60%	2.18%	2.07%	2.14%	2.73%
Total expenses[e]	0.77%	0.84%	0.83%	0.81%	0.86%	0.93%
Net expenses[f,g,h]	0.74%	0.77%	0.75%	0.75%	0.81%	0.84%
Portfolio turnover rate	27%	123%	72%	45%	55%	39%

C-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$25.55	$24.66	$24.68	$24.84	$24.70	$24.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.21	.35	.33	.35	.48
Net gain (loss) on investments (realized and unrealized)	(.05)	.95	.02	(.10)	.18	.10
Total from investment operations	.02	1.16	.37	.23	.53	.58
Less distributions from:
Net investment income	(.10)	(.27)	(.39)	(.38)	(.39)	(.51)
Net realized gains	(.12)	—	— [c]	(.01)	— [c]	—
Total distributions	(.22)	(.27)	(.39)	(.39)	(.39)	(.51)
Net asset value, end of period	$25.35	$25.55	$24.66	$24.68	$24.84	$24.70

Total Return[d]	0.08%	4.72%	1.51%	0.94%	2.18%	2.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,482	$86,143	$85,100	$70,981	$50,743	$26,802
Ratios to average net assets:
Net investment income (loss)	0.58%	0.85%	1.42%	1.34%	1.41%	1.98%
Total expenses[e]	1.58%	1.61%	1.60%	1.59%	1.65%	1.73%
Net expenses[f,g,h]	1.49%	1.52%	1.50%	1.51%	1.56%	1.58%
Portfolio turnover rate	27%	123%	72%	45%	55%	39%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$25.57	$24.68	$24.70	$24.86	$24.72	$24.65
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.40	.54	.52	.47	.68
Net gain (loss) on investments (realized and unrealized)	(.05)	.94	.01	(.10)	.24	.08
Total from investment operations	.12	1.34	.55	.42	.71	.76
Less distributions from:
Net investment income	(.20)	(.45)	(.57)	(.57)	(.57)	(.69)
Net realized gains	(.12)	—	— [c]	(.01)	— [c]	—
Total distributions	(.32)	(.45)	(.57)	(.58)	(.57)	(.69)
Net asset value, end of period	$25.37	$25.57	$24.68	$24.70	$24.86	$24.72

Total Return	0.45%	5.50%	2.27%	1.69%	2.93%	3.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,073	$150,623	$108,691	$189,965	$92,503	$1,646
Ratios to average net assets:
Net investment income (loss)	1.33%	1.60%	2.18%	2.12%	1.89%	2.76%
Total expenses[e]	0.81%	0.90%	0.88%	0.87%	0.92%	0.94%
Net expenses[f,g,h]	0.74%	0.77%	0.75%	0.75%	0.81%	0.84%
Portfolio turnover rate	27%	123%	72%	45%	55%	39%

Institutional Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$25.56	$24.67	$24.69	$24.85	$24.71	$24.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.46	.60	.58	.59	.73
Net gain (loss) on investments (realized and unrealized)	(.05)	.95	.01	(.11)	.19	.09
Total from investment operations	.15	1.41	.61	.47	.78	.82
Less distributions from:
Net investment income	(.23)	(.52)	(.63)	(.62)	(.64)	(.75)
Net realized gains	(.12)	—	— [c]	(.01)	— [c]	—
Total distributions	(.35)	(.52)	(.63)	(.63)	(.64)	(.75)
Net asset value, end of period	$25.36	$25.56	$24.67	$24.69	$24.85	$24.71

Total Return	0.57%	5.77%	2.52%	1.95%	3.21%	3.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,911,448	$2,911,309	$2,421,315	$2,629,316	$1,637,509	$476,591
Ratios to average net assets:
Net investment income (loss)	1.58%	1.85%	2.43%	2.35%	2.36%	2.97%
Total expenses[e]	0.56%	0.59%	0.57%	0.56%	0.61%	0.67%
Net expenses[f,g,h]	0.49%	0.52%	0.50%	0.50%	0.56%	0.58%
Portfolio turnover rate	27%	123%	72%	45%	55%	39%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Six Months Ended March 31, 2021[a]	Year Ended September 30, 2020	Period Ended September 30, 2019[i]
Per Share Data
Net asset value, beginning of period	$25.55	$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.48	.31
Net gain (loss) on investments (realized and unrealized)	(.05)	.93	.14
Total from investment operations	.15	1.41	.45
Less distributions from:
Net investment income	(.23)	(.52)	(.37)
Net realized gains	(.12)	—	—
Total distributions	(.35)	(.52)	(.37)
Net asset value, end of period	$25.35	$25.55	$24.66

Total Return	0.57%	5.78%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,563	$31,315	$314,764
Ratios to average net assets:
Net investment income (loss)	1.58%	1.96%	2.24%
Total expenses[e]	0.50%	0.53%	0.51%
Net expenses[f,g,h]	0.49%	0.52%	0.50%
Portfolio turnover rate	27%	123%	72%

[a]	Unaudited figures for the period ended March 31, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	—	—
C-Class	—	0.00%*	—	—	0.00%*
P-Class	—	0.00%*	0.00%*	—	0.00%*
Institutional Class	—	0.00%*	0.00%*	—	—
R6-Class	0.01%	0.00%*	0.00%*	—	—

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/21[a]	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.74%	0.75%	0.75%	0.75%	0.79%	0.80%
C-Class	1.48%	1.50%	1.50%	1.50%	1.54%	1.55%
P-Class	0.74%	0.75%	0.75%	0.75%	0.79%	0.80%
Institutional Class	0.49%	0.50%	0.50%	0.50%	0.54%	0.55%
R6-Class	0.49%	0.50%	0.50%	N/A	N/A	N/A

[i]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At March 31, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

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Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii)

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the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(g) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(k) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(m) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2021, are disclosed in the Statement of Operations.

(n) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Number Amount
Use	Call	Put
Hedge	$1,047,766,667	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Income, Speculation	$6,268,814	$215,516,159

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$605,355,000	$23,333,333

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Purchased	Protection Sold
Index exposure, Speculation	$—	$5,300,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$302,194,262	$832,067,502

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest contracts

Unamortized upfront premiums paid on interest rate swap agreements

Unrealized appreciation on OTC swap agreements

Variation margin on interest rate swaps agreements

Investments in unaffiliated issuers, at value

Credit contracts		Variation margin on credit default swap agreements Unrealized depreciation on OTC swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
$11,923,832	$—	$6,320,580	$36,450,602	$54,695,014

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2021
$—	$25,336	$—	$8,769,446	$8,794,782

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate/Credit contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Interest rate contracts	Net realized gain (loss) on options purchased Net change in unrealized appreciation (depreciation) on options purchased
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$1,592,040	$487,045	$2,749,258	$(16,527,521)	$(11,699,178)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$1,493,792	$(20,524)	$3,346,761	$9,585,001	$14,405,030

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Fixed income index swap agreements	$5,360,870	$—	$5,360,870	$—	$(5,080,000)	$280,870
Forward foreign currency exchange contracts	36,450,602	—	36,450,602	(8,688,105)	(21,387,541)	6,374,956
Options purchased contracts	6,320,580	—	6,320,580	(106,677)	(6,042,180)	171,723

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit index swap agreements	$25,336	$—	$25,336	$(25,336)	$—	$—
Forward foreign currency exchange contracts	8,769,446	—	8,769,446	(8,769,446)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$4,090,000
BNP Paribas	Total return swap agreements	—	5,080,000
BofA Securities, Inc.	Interest rate swap agreements	—	2,321,607
BofA Securities, Inc.	Credit default swap agreements	—	74,218
Citibank, N.A.	Forward foreign currency exchange contracts	—	5,011,566
Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	18,600,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	580,000	—
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	—	2,520,000
		$580,000	$37,697,391

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report. Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security. Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.75%	12/01/13	02/01/22
C-Class	1.50%	12/01/13	02/01/22
P-Class	0.75%	05/01/15	02/01/22
Institutional Class	0.50%	12/01/13	02/01/22
R6-Class	0.50%	03/13/19	02/01/22

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	2024	Fund Total
A-Class	$266,850	$451,627	$360,600	$86,786	$1,165,863
C-Class	45,748	78,366	70,291	38,818	233,223
P-Class	160,386	194,676	124,505	56,839	536,406
Institutional Class	846,276	1,856,165	1,680,554	1,109,723	5,492,718
R6-Class	—	8,114	21,838	358	30,310

For the period ended March 31, 2020, GI recouped $1,348 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2021, the Fund waived $36,205 related to investments in affiliated funds.

For the period ended March 31, 2021, GFD retained sales charges of $192,037 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$5,155,748,788	$109,797,435	$(36,336,604)	$73,460,831

Note 7 – Securities Transactions

For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$2,015,628,582	$951,708,676

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$132,452,498	$—	$—

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2021, were as follows:

Borrower	Maturity Date	Face Amount	Value
Peraton Corp.	02/22/28	$4,176,731	$20,590
Venture Global Calcasieu Pass LLC	08/19/26	877,216	48,247
WMG Acquisition Corp.	01/20/28	10,000,000	—
		$15,053,947	$68,837

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	$3,122,162	$3,192,912
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	10,189,248	10,638,615
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	14,300	14,730
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	17,621,015	17,632,119
LSTAR Securities Investment Ltd.
2021-2, 1.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	8,500,000	8,494,122
LSTAR Securities Investment Ltd.
2021-1, 1.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	13,612,861	13,649,561
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[1]	06/01/16	108,999	116,398
Station Place Securitization Trust
2020-5, 0.92% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	57,600,000	57,600,000
		$110,768,585	$111,338,457

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2020, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2021.

Note 11 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

Item 2.	Code of Ethics.

Not required at this time.

Item 3.	Audit Committee Financial Expert.

Not required at this time.

Item 4.	Principal Accountant Fees and Services.

Not required at this time.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not required at this time.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable to registrant.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 7, 2021

*	Print the name and title of each signing officer under his or her signature.